SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the six months ended August 31, 2000.

The U.S. economy continued its trend of strong growth during the six-month review period, as second quarter annualized gross domestic product increased 5.6% on the heels of a 4.8% rise in the first quarter. Concerned that this growth, combined with a historically low unemployment rate, would lead to inflationary pressures, the Federal Open Market Committee (FOMC) raised the federal funds target rate twice during the reporting period, with the last increase occurring in May when they brought the rate to 6.5%. The Federal Reserve Board's (the Fed's) reluctance to raise short-term rates at the June and August FOMC meetings, together with a moderate 0.1% increase in August's Consumer Price Index, suggested that the economy could be feeling the impact of the recent rate increases and might be slowing to a more sustainable pace.

The municipal bond market performed well over the reporting period following a difficult year in 1999 and a slow start in the first quarter of 2000, in which strong economic numbers and the federal funds target rate increases hampered bond prices. The belief that these rate increases were beginning to achieve their desired effect of slowing the economy and that, for the time being, the Fed would hold off on further tightening led to a general decline in long-term interest rates. The yield on the 30-year Treasury bond fell from 6.14% at the beginning of the period to 5.67% on August 31, 2000, and the 10-year Treasury note declined from 6.41% to 5.73%. Furthermore, the municipal bond market generally trended with the 30-year

CONTENTS

Shareholder Letter ................1

Fund Reports

Franklin Arizona Insured
Tax-Free Income Fund ..............4

Franklin Florida Insured
Tax-Free Income Fund ..............8

Franklin Insured
Tax-Free Income Fund .............12

Franklin Massachusetts Insured
Tax-Free Income Fund .............18

Franklin Michigan Insured
Tax-Free Income Fund .............23

Franklin Minnesota Insured
Tax-Free Income Fund .............30

Franklin Ohio Insured
Tax-Free Income Fund .............35

Municipal Bond Ratings ...........40

Financial Highlights &
Statements of Investments ........42

Financial Statements .............89

Notes to Financial Statements ....99


FUND CATEGORY

[PYRAMID GRAPHIC]

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Treasury bond and saw yields decrease. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, decreased from a yield of 6.17% to 5.72% for the same period.(1) Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise.

In addition to the respite from interest-rate tightening, lower supply favorably impacted municipal bond prices. The booming economy, which increased revenues for most municipalities, reduced the need for borrowing to finance capital projects. From January through August 31, 2000, national municipal bond issuance was down 20.3%, compared to the same period in 1999.(2) Lower supply and continued high demand for municipal bonds among insurance and mutual fund companies, as well as retail investors, contributed to their price increase. The government announced a buyback of 30-year Treasury bonds, which increased their price and decreased their yield. This meant that, on a relative basis, long-term municipal bond yields have been attractive. During the six months under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 104% of a comparable Treasury bond's yield. (1) Historically, this ratio is about 90%. Since municipal bonds are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

2. Source: The Bond Buyer, 9/1/2000.

Looking forward, we anticipate that the Fed will continue to monitor inflationary tendencies closely. If the economy slows toward the end of 2000, the bond markets could continue their positive trend. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,



/s/Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/Sheila Amoroso

Sheila Amoroso



/s/Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Arizona Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.(1)

STATE UPDATE

[STATE OF ARIZONA GRAPHIC]

Arizona's economy retained its positive growth trend and continues to be one of the nation's fastest-growing states. Job growth in the first three months of the year reached 4.8%, stronger than the 4.1% pace recorded in first quarter 1999.(2) Recent gains in light manufacturing, telecommunications-based services, and software and computer services fueled strong employment growth. Despite the state's rapid population growth rate -- four times the national rate and the second-highest in the nation after Nevada -- Arizona's unemployment in July 2000 was just 3.6%, the lowest since 1969 and lower than the national average of 4.0%.(3)(4)

Arizona's population and personal income increases bolstered the banking, real estate and retail trade sectors as consumers maintained their buying spree in early 2000.(3) Personal income in 1999 was up 7.0% versus 1998, placing Arizona seventh nationally in rate of growth.(2) Retail sales increased nearly 12% and per-capita retail sales were on par with national averages.(3) In contrast to national readings, which declined somewhat in recent months, consumer confidence among Arizonans remained at record highs.(5)

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: The Business Journal of Phoenix, Arizona Economy Going Strong,
6/27/00.

3. Source: Standard & Poor's(R), Ratings Direct, 6/7/00.

4. Source: Bureau of Labor Statistics, 8/23/00.

5. Source: The University of Arizona at Tucson, Arizona's Economy, 7/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 43.

Strength in the California and national economies, plus the likelihood of a worldwide economic rebound, bode well for Arizona. Economic growth in California, the state's leading domestic trading partner, outpaced that of the nation in the second quarter of 2000. Mexico, Arizona's leading international trading partner, is expected to grow by 4.0% in 2000.(6) Arizona is well-positioned for continued growth.

The state maintained a healthy financial outlook during the reporting period. Rising employment and vibrant economic activity resulted in revenue growth, which outpaced increased spending and more than offset recent income tax cuts. Additionally, fiscal year 1999 revenues exceeded the budgeted forecast by $99.4 million, and fiscal year 2000-2001 revenues are expected to outpace the biennial budget estimates by $303 million.(7) With personal income, employment and population projected to grow faster than the national average, we anticipate a bright future for Arizona bonds.

PORTFOLIO NOTES

Interest rates were volatile during the first half of the reporting period, then stabilized somewhat during the summer months, allowing long-term interest rates to decline for the first time in nearly a year. Overall, declining interest rates benefited bond prices, which rise as yields fall. Accordingly, Franklin Arizona Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $9.85 per share on February 29, 2000, to $10.37 on August 31, 2000.

While interest rates rose during the reporting period, we were able to purchase insured bonds at attractive levels in the 6.0%-6.125% range. We sought to take advantage of rising interest rates by selling lower-yielding bonds at a loss, and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Throughout the reporting period, we also worked on improving the portfolio's structure. We enhanced the Fund's call protection by selling bonds with shorter call structures and buying back similar coupon bonds with longer calls. In this process, we sold Mesa Street and Highway Revenue and Pinal County USD Apache Junction bonds. The increased call protection within the portfolio enabled the Fund to raise its dividend distributions to shareholders from 4.05 cents per share to 4.07 cents per share during the period.

6. Source: Arizona Office of the Governor, The Executive Mid-Biennium Update Fiscal Years 2000 and 2001, 1/00.

7. Source: Joint Legislative Budget Committee Fiscal Policy Analysis for the Arizona Legislature, 1/00.

PORTFOLIO BREAKDOWN
Franklin Arizona Insured
Tax-Free Income Fund
8/31/00

                                     % OF TOTAL
                                     LONG-TERM
                                    INVESTMENTS
-----------------------------------------------
Utilities                              23.2%

Hospital & Health Care                 16.5%

General Obligation                     12.8%

Housing                                11.3%

Subject to Government
Appropriation                           7.9%

Prerefunded                             7.8%

Higher Education                        7.6%

Transportation                          7.2%

Other Revenue                           3.5%

Tax-Supported                           2.2%

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Insured
Tax-Free Income Fund - Class A
3/1/00 - 8/31/00

                   DIVIDEND
MONTH              PER SHARE
------------------------------
March              4.05 cents

April              4.05 cents

May                4.05 cents

June               4.07 cents

July               4.07 cents

August             4.07 cents
------------------------------
TOTAL              24.36 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

We participated in a number of new issues during the reporting period, and increased the Fund's exposure to the utilities and higher education sectors while reducing portfolio weightings in both general obligation and hospital/health care bonds. The Fund's purchases included Tucson Water Revenue and Peoria Water and Sewer Revenue bonds.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 7 shows that at the end of this reporting period, the Fund's distribution rate was 4.51%, based on an annualization of the current 4.07 cent ($0.0407) per share dividend and the maximum offering price of $10.83 on August 31, 2000. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.64% would need to earn 7.86% from a taxable investment to match the Fund's tax-free distribution rate.

Arizona's new bond issuance year-to-date through August 31 was nearly $2 billion, a 15% decrease compared to the same period in 1999.(8) This slightly reduced new-issue supply, combined with strong retail demand for Arizona municipal bonds, should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

8. Source: The Bond Buyer, 9/1/00.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                +7.87%
Net Asset Value (NAV)                $10.37 (8/31/00)             $9.85 (2/29/00)
Change in NAV                        +$0.52
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2436

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                               INCEPTION
CLASS A                                        1-YEAR          5-YEAR          (4/30/93)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.77%          +30.28%         +48.44%
Average Annual Total Return(2)                 +1.28%           +4.52%          +4.86%

AS OF 8/31/00

SHARE CLASS                                                            A
--------------------------------------------------------------------------
Distribution Rate(3)                                                 4.51%
Taxable Equivalent Distribution Rate(4)                              7.86%
30-Day Standardized Yield(5)                                         4.39%
Taxable Equivalent Yield(4)                                          7.65%

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. Past expense reductions by the Fund's manager increased the Fund's total return.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. Distribution rate is based on an annualization of the 4.07 cent per share current monthly dividend and the maximum offering price of $10.83 per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Arizona state personal income tax bracket of 42.64%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.(1) In addition, the Fund's shares are free from Florida's annual intangibles tax.

STATE UPDATE

[STATE OF FLORIDA GRAPHIC]

Florida's robust economy led to a high rate of job creation during the six months under review. Employment growth has averaged 3.6% since 1992, ranking the state seventh in the nation.(2) Also, during the period, a tight labor market contributed to low unemployment. Florida's 3.7% unemployment rate for July, compared with the 4.0% national average for the same month, typifies the state's trend of unemployment rates at or below the national average.(3)

The favorable economic environment of recent years, coupled with financial discipline, has enabled the state to record successive years of budgetary surpluses and to add to its reserve fund balances. As of fiscal year 1999's audit, the reserve fund balance of $3.5 billion represented more than 18% of total revenues and spending levels.(2) The state also enforces solid budget and cash flow monitoring procedures, which allow maximum flexibility in managing the budget throughout the fiscal year. If imbalances are detected, the state possesses a statutory framework to reduce appropriations and avoid deficits.

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Standard and Poor's,Ratings Direct,8/8/00. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Bureau of Labor Statistics, 8/25/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.

Although Florida's $955 per capita tax-supported debt level topped the $540 median for the 50 states, this level remained moderate relative to the state's resources. Debt-service charges represented 5.4% of general revenue fund resources and 2.7% of total state revenue during the reporting period.(2) Capital outlay for primary, secondary and higher education mostly accounts for the increase in Florida's tax-supported debt over the past decade.

Going forward, Florida's diversified, service-based economy, fully-funded budget, past history of fiscal discipline and stabilization reserves equal to 5% of revenues, as well as its AA+ credit rating from Standard & Poor's, an independent credit rating agency, should support the state's favorable credit outlook.(2)

PORTFOLIO NOTES

Interest rates were volatile during the first half of the reporting period, then stabilized somewhat during the summer months, allowing long-term interest rates to decline slightly for the first time in nearly a year. Overall, declining interest rates benefited bond prices, which rise as yields fall. Accordingly, Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $9.61 per share on February 29, 2000, to $10.07 on August 31, 2000.

While interest rates rose during the spring, we sold lower-yielding securities at a loss and reinvested the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Following this strategy, we sold West Palm Beach Utilities System Revenue, Celebration Community Development District, First Florida Governmental Financing Commission, and St. John's County Industrial Development Authority - Golf Hall of Fame bonds during the reporting period.

PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
8/31/00

                                   % OF TOTAL
                                    LONG-TERM
                                   INVESTMENTS
----------------------------------------------
Utilities*                             33.8%

Other Revenue                          13.7%

Tax-Supported                           9.9%

Prerefunded                             8.6%

Housing                                 8.5%

Transportation                          8.2%

Hospital & Health Care                  7.3%

Subject to Government
Appropriation                           7.3%

Higher Education                        1.8%

General Obligation                      0.9%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/00 - 8/31/00

                      DIVIDEND
MONTH                 PER SHARE
---------------------------------
March                 4.01 cents

April                 4.01 cents

May                   4.01 cents

June                  4.03 cents

July                  4.03 cents

August                4.03 cents
---------------------------------
TOTAL                 24.12 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

The Fund also sought to take advantage of the rising interest-rate environment to improve the portfolio's structure and call protection, and increase the Fund's income-earning potential. We sold municipal bonds with shorter call protection and lower booked yields, and used the proceeds to buy those with extended maturities at current coupon rates and longer call protection. To that end, purchases during the period included Gulf Breeze Revenue, Tavares Water and Sewer Revenue, Orange County Tourist Development Tax Revenue, Lynn Haven Capital Improvement Revenue and Florida State Board Registered Housing Revenue, University of Florida bonds.

This strategy enabled the Fund to increase its dividend distribution to shareholders during the reporting period, from 4.01 cents to 4.03 cents per share.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 11 shows that at the end of this reporting period, the Fund's distribution rate was 4.62%, based on an annualization of the current 4.05 cent ($0.0405) per share dividend and the maximum offering price of $10.52 on August 31, 2000. An investor in the maximum federal income tax bracket of 39.6% would need to earn 7.65% from a taxable investment to match the Fund's tax-free distribution rate.

Florida's new bond issuance year-to-date through August 31 was nearly $7.7 billion, down 3.3% from the same period in 1999.(4) This slightly reduced new-issue supply, combined with strong retail demand for Florida municipal bonds, should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: The Bond Buyer,9/1/00.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +7.41%
Net Asset Value (NAV)                $10.07 (8/31/00)           $9.61 (2/29/00)
Change in NAV                        +$0.46
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2412

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                   1-YEAR         5-YEAR       (4/30/93)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                +5.55%         +30.72%      +44.46%
Average Annual Total Return(2)            +1.05%         +4.60%       +4.47%

AS OF 8/31/00

SHARE CLASS                                                       A
---------------------------------------------------------------------
Distribution Rate(3)                                            4.62%
Taxable Equivalent Distribution Rate(4)                         7.65%
30-Day Standardized Yield(5)                                    4.57%
Taxable Equivalent Yield(4)                                     7.57%

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. Past expense reductions by the Fund's manager increased the Fund's total return.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. Distribution rate is based on an annualization of the 4.05 cent per share current monthly dividend and the maximum offering price of $10.52 per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


FRANKLIN INSURED TAX-FREE INCOME FUND

PORTFOLIO BREAKDOWN
Franklin Insured
Tax-Free Income Fund
8/31/00

                                     % OF TOTAL
                                      LONG-TERM
                                     INVESTMENTS
------------------------------------------------
Hospital & Health Care*                 29.1%

Utilities                               18.8%

Prerefunded                             18.7%

General Obligation                       7.8%

Transportation                           7.0%

Higher Education                         6.2%

Housing                                  3.6%

Subject to Government
Appropriation                            3.0%

Tax-Supported                            2.8%

Other Revenue                            2.1%

Corporate-Backed                         0.9%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospitals & health care. A change that affects one project would likely affect all similar projects, thereby increasing market risk.


Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)

PORTFOLIO NOTES

The municipal bond market rebounded somewhat during the period under review as long-term interest rates generally declined during the summer months following months of volatility. Municipal bond investors remained cautious as the Federal Reserve Board (the Fed) took an aggressive posture toward mitigating inflationary tendencies by raising the federal funds target rate for the sixth time in just over a year at the May meeting, bringing the yield to 6.50%. The Fed's reluctance to raise short-term rates at the June and August FOMC meetings, together with recent indications that the economy may be slowing to a more sustainable pace, resulted in a positive market reaction during the final three months of the reporting period as evidenced by lower long-term interest rates. The yield on the benchmark 30-year Treasury bond decreased from 6.14% on February 29, 2000, to 5.67% on August 31, 2000, after reaching a high of 6.24% on May 8, 2000. The municipal market generally trended with the 30-year Treasury bond and saw yields decrease.

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 50.

As such, the Bond Buyer Municipal Bond Index yield fell from 6.17% to 5.72% during the period under review.(2) Declining yields resulted in a corresponding rise in bond prices. Accordingly, Franklin Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $11.24 per share on February 29, 2000, to $11.70 on August 31, 2000.

The market for insured bonds remained strong as the yield spreads between high-grade and more speculative grade bonds continued to be comparatively narrow. The supply of insured municipal bonds has also diminished from its peak in 1998. Since 1998, when more than half of newly issued bonds were insured, insured penetration decreased to just over 46% in 1999 and only 38% in the first half of 2000.(3) Through August 2000, approximately $123 billion in new municipal bonds were issued, compared to more than $138 billion during the same period in 1999.(2) As the four major municipal bond insurers continually assess their business models and price their products accordingly, we expect overall issuance and insurance penetration to continue near the levels we have seen so far this year, which we feel should benefit Franklin Insured Tax-Free Income Fund, on a supply/demand basis.

The Fund focused primarily on increasing its position in specialty state bonds because of their narrower-than-usual spreads to general national market bonds. Specialty state bonds generally trade at lower yields than those of other states due to supply/demand characteristics and credit quality. As the market stabilizes and investors return to the municipal bond market, we believe yield ratios should return to historical levels, which should benefit specialty state securities. We also sought to take advantage of volatility and rising interest rates early in the period by reducing our exposure to prerefunded bonds while increasing our holdings of insured hospital bonds. Hospital bonds fell out of favor recently, creating opportunities to purchase

WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the Fund's call protection and protect its share value.

2. Source: The Bond Buyer, 9/11/00.

3. Source: The Bond Buyer, 7/1/00.


DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/00 - 8/31/00

                                   DIVIDEND PER SHARE
                    -----------------------------------------------------
MONTH               CLASS A             CLASS B             CLASS C
-------------------------------------------------------------------------
March               5.05 cents          4.53 cents          4.53 cents
April               5.05 cents          4.53 cents          4.53 cents
May                 5.05 cents          4.53 cents          4.53 cents
June                5.08 cents          4.51 cents          4.54 cents
July                5.08 cents          4.51 cents          4.54 cents
August              5.08 cents          4.51 cents          4.54 cents
-------------------------------------------------------------------------
TOTAL               30.39 CENTS         27.12 CENTS         27.21 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

AAA insured hospital issues at what we felt were advantageous price levels. We made most purchases in the new-issue market as issuers and underwriters priced deals attractively in their efforts to solicit institutional investors' interest. Purchases during the six months under review included Atlanta, Georgia, Airport Revenue; Sauk Rapids, Minnesota, School Revenue; and Allegheny, Pennsylvania, Hospital Revenue bonds.

As a result of restructuring the portfolio during the period's higher interest-rate environment, we were able to increase the Fund's Class A shares' monthly dividend distribution in June, from 5.05 cents to 5.08 cents per share.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 16 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.99%, based on an annualization of the current 5.08 cent ($0.0508) per share dividend and the maximum offering price of $12.22 on August 31, 2000. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.26% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and Class C shares.

Looking ahead, we believe municipal bond prices may continue to benefit if the Fed eases its interest rate policy. As fixed income investors return to the market, we feel it will be difficult to find after-tax yields comparable to those of municipal bonds, especially when considering the credit quality offered by the asset class. Municipal bonds should also benefit from the reduction in supply and considerable demand that we have seen so far this year. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN INSURED
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                +6.92%
Net Asset Value (NAV)                $11.70 (8/31/00)           $11.24 (2/29/00)
Change in NAV                        +$0.46
Distributions (3/1/00-8/31/00)       Dividend Income            $0.3039

CLASS B
Six-Month Total Return               +6.70%
Net Asset Value (NAV)                $11.71 (8/31/00)           $11.24 (2/29/00)
Change in NAV                        +$0.47
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2712

CLASS C
Six-Month Total Return               +6.57%
Net Asset Value (NAV)                $11.77 (8/31/00)           $11.31 (2/29/00)
Change in NAV                        +$0.46
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2721

Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                              INCEPTION
CLASS A                             1-YEAR        5-YEAR         10-YEAR       (4/3/85)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +5.45%        +27.69%        +91.24%        +211.73%
Average Annual Total Return(2)      +0.99%         +4.10%         +6.24%          +7.32%

                                                      INCEPTION
CLASS B                                               (2/1/00)
---------------------------------------------------------------
Cumulative Total Return(1)                              +7.38%
Aggregate Total Return(2)                               +3.38%

                                                                      INCEPTION
CLASS C                               1-YEAR          5-YEAR          (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)            +4.93%          +24.43%         +29.10%
Average Annual Total Return(2)        +2.87%          +4.26%          +4.63%

AS OF 8/31/00

SHARE CLASS                                          A               B               C
-----------------------------------------------------------------------------------------
Distribution Rate(3)                                4.99%           4.65%           4.58%
Taxable Equivalent Distribution Rate(4)             8.26%           7.70%           7.58%
30-Day Standardized Yield(5)                        4.62%           4.27%           4.23%
Taxable Equivalent Yield(4)                         7.65%           7.07%           7.00%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)

COMMONWEALTH UPDATE

[STATE OF MASSACHUSETTS GRAPHIC]

Massachusetts, following a ratings upgrade to AA- early in 2000 by Standard & Poor's, an independent credit rating agency, continued to enjoy strong growth and a diverse, broadening economic base.(2) The health care, high technology, higher education and business services sectors all contributed to this continuing strength. In addition, prudent fiscal discipline and a string of annual operating surpluses added to the commonwealth's positive outlook. Massachusetts' favorable financial position is due, in large part, to the resurgence of its economy, which has generated significant employment and income growth over the past five years.

Going forward, the commonwealth's biggest challenge remains balancing the budget in the face of proposed tax cuts and managing debt plans over the long term, while maintaining a strong financial position over various economic cycles. Debt levels have grown significantly as a result of capital expenditures and the commonwealth's backing of the Massachusetts Bay Transportation Authority (MBTA). However, the commonwealth eliminated its guarantees on new MBTA debt issued after July 1, 2000, and planned to use a portion of surplus revenues for capital spending needs, which may temper increasing debt ratios going forward. Massachusetts' stable credit outlook reflects an economy well-positioned for long-term expansion.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Standard & Poor's,Ratings Direct, 6/14/00. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 64.

PORTFOLIO NOTES

Interest rates were volatile during the first half of the reporting period, then stabilized somewhat in the second and third quarters of 2000, allowing municipal bonds to rally for the first time in nearly a year. Overall, declining interest rates benefit bond prices, which rise as yields fall. Accordingly, Franklin Massachusetts Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.75 per share on February 29, 2000, to $11.20 on August 31, 2000.

As interest rates rose during the first half of the reporting period, we sold lower book-yielding securities at a loss, and reinvested the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Following this strategy, we sold Massachusetts State Port Authority, Massachusetts Health & Education Authority Revenue, and Massachusetts State Industrial Finance Agency bonds.

The Fund also took advantage of the rising interest-rate environment to improve the portfolio's structure and call protection, and increase the Fund's income-earning potential. We sold municipal bonds with shorter call protection and lower booked yields, and used the proceeds to buy those with extended maturities at current coupon rates and longer call protection. To that end, purchases during the period included Massachusetts Foxborough Stadium Improvement, Massachusetts State College Building Authority, Massachusetts Route 3 North Improvement, and Massachusetts State Health & Education Authority Revenue bonds. We also attempted to take advantage of historically low yield spreads within the insured municipal bond sector, between alternative minimum tax (AMT) and non-AMT issues, and between short and long call issues, which we believe could improve Fund performance and coupon payment consistency over the long term.

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
8/31/00

                                 % OF TOTAL
                                 LONG-TERM
                                INVESTMENTS
-------------------------------------------
Hospital & Health Care*            26.5%

Transportation                     19.3%

Higher Education                   16.2%

Prerefunded                        10.0%

General Obligation                  9.5%

Utilities                           8.3%

Housing                             5.0%

Other Revenue                       4.2%

Subject to Government
Appropriation                       1.0%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospitals & health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/00 - 8/31/00

                         DIVIDEND PER SHARE
                         ------------------
MONTH                 CLASS A          CLASS C
------------------------------------------------
March               4.75 cents        4.24 cents
April               4.75 cents        4.24 cents
May                 4.75 cents        4.24 cents
June                4.77 cents        4.25 cents
July                4.77 cents        4.25 cents
August              4.77 cents        4.25 cents
------------------------------------------------
TOTAL               28.56 CENTS      25.47 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Due to past purchases and the ability to swap into higher yielding securities during the reporting period, Franklin Massachusetts Insured Tax-Free Income Fund was able to increase the Fund's Class A shares' monthly dividend distribution from 4.75 cents per share to 4.77 cents per share. However, due to unforeseen bond calls and a dearth of new issuance of the commonwealth's municipal bonds, the Fund may need to reduce its dividend in the near future.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 22 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.89%, based on an annualization of the current 4.77 cent ($0.0477) per share dividend and the maximum offering price of $11.70 on August 31, 2000. An investor in the combined maximum federal and Massachusetts state personal income tax bracket of 43.13% would need to earn 8.60% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Massachusetts' new bond issuance year-to-date through August 31 was nearly $5.4 billion, up 7.9% from the same period in 1999.(3) Strong retail demand for Massachusetts municipal bonds should help maintain the commonwealth's municipal bond prices and help support the value of the portfolio's holdings going forward. We intend to maintain our investment strategy of buying current coupon bonds at a slight discount as we attempt to provide shareholders with high, current, tax-free income. Of course, we will make all investment decisions within the guiding principles of tax-free income and conservative asset management.

3. Source: The Bond Buyer, 9/1/00.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



 1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

 2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

 3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

 4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Massachusetts state personal income tax bracket of 43.13%, based on the federal income tax rate of 39.6%.

 5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                 +6.96%
Net Asset Value (NAV)                  $11.20 (8/31/00)       $10.75 (2/29/00)
Change in NAV                          +$0.45
Distributions (3/1/00-8/31/00)         Dividend Income        $0.2856

CLASS C
Six-Month Total Return                    +6.62%
Net Asset Value (NAV)                     $11.26 (8/31/00)    $10.81 (2/29/00)
Change in NAV                             +$0.45
Distributions (3/1/00-8/31/00)            Dividend Income     $0.2547

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                1-YEAR       5-YEAR   10-YEAR   (4/3/85)
------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.84%       +27.31%  +90.27%   +185.18%
Average Annual Total Return(2)           +1.33%       +4.04%   +6.19%    +6.70%

                                                                    INCEPTION
CLASS C                                     1-YEAR     5-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +5.32%     +23.97%        +28.65%
Average Annual Total Return(2)                +3.29%     +4.17%         +4.57%


AS OF 8/31/00

SHARE CLASS                                                   A        C
--------------------------------------------------------------------------------
Distribution Rate(3)                                         4.89%    4.50%
Taxable Equivalent Distribution Rate(4)                      8.60%    7.91%
30-Day Standardized Yield(5)                                 4.61%    4.22%
Taxable Equivalent Yield(4)                                  8.11%    7.42%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


               Past performance does not guarantee future results.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)


STATE UPDATE

[State of Michigan Graphic]

Michigan's manufacturing-based economy produced solid results during the six months under review. The manufacturing sector provided approximately 22% of the state's non-farm employment and 33% of total state personal income, making it vital to the state's health. Fortunately, manufacturing has shown remarkably strong performance since the early 1990s, due in part to the industrial restructuring in the 1980s, especially in the all-important transportation equipment sector, which has helped to greatly improve Michigan's competitive position.(2)

The state's unemployment rate is considered a definitive sign of its healthy condition. Since 1994, Michigan's unemployment rate has been better than the nation's, in stark contrast to the prior 20-year period where Michigan trailed the national average.(2) In July 2000, unemployment was just 3.5%, compared with 4.0% for the nation as a whole.(3) The state's efforts to diversify its economy within the manufacturing sector and in other sectors have helped improve this outcome.


  1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

 The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

  2. Source: Standard and Poor's, Ratings Direct, 4/6/00. This does not indicate Standard and Poor's rating of the Fund.

  3. Source: Bureau of Labor Statistics, 6/12/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 69.

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
8/31/00

                       % OF TOTAL
                        LONG-TERM
                       INVESTMENTS
-----------------------------------
Prerefunded                31.3%

General Obligation         26.4%

Hospital & Health Care     17.5%

Utilities                  12.4%

Transportation              6.9%

Higher Education            1.7%

Other Revenue               1.1%

Tax-Supported               1.1%

Subject to Government
Appropriation               1.0%

Housing                     0.5%

Corporate-Backed            0.1%

Michigan's financial performance of late has also been impressive. Many of the cost-containment initiatives enacted during the recession in fiscal years 1991 and 1992 remain in place today. Consequently, Michigan's debt burden in 1999 was rather low, at $88 per capita. Since 1995, revenue projections have been conservative, allowing for controlled spending and budget surpluses. For fiscal year 1999, the budget surplus stood at $299 million, increasing the general fund balance to more than $1.5 billion. This occurred at a time when the state enacted a law to reduce its state income tax by 2.5% over a five-year period. Reflecting Michigan's positive fiscal condition, Standard & Poor's, an independent credit rating agency, has assigned the state's general obligation debt an AA+ rating.(2)

Looking forward, Michigan should continue to produce strong fiscal performances as long as the national economy stays healthy. However, the state is still especially vulnerable to any future economic downturns, given its reliance on transportation equipment and related durable goods manufacturing and services.(2)

PORTFOLIO NOTES

Interest rates were volatile during the first half of the reporting period, then stabilized somewhat in the second and third quarters of 2000, allowing municipal bonds to rally for the first time in nearly a year. Overall, declining interest rates benefited bond prices, which rise as yields fall. Accordingly, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $11.37 per share on February 29, 2000, to $11.81 on August 31, 2000.

Early in the reporting period, as interest rates rose, we were able to purchase insured bonds at attractive yields over 6%. We also sought to take advantage of rising interest rates by selling lower yielding bonds at a loss and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. We also improved the portfolio's structure through several measures. For example, we enhanced the Fund's call protection by selling bonds with shorter call structures and buying back similar coupon bonds with longer calls. This strategy also enabled us to increase the Fund's Class A shares' monthly dividend distribution to shareholders in March from 4.95 cents to 4.98 cents per share.

During the reporting period, Franklin Michigan Insured Tax-Free Income Fund participated in a number of issues. We focused primarily on a balanced approach of reducing the percentage of the portfolio's prerefunded bonds and offsetting the gains by selling other bonds with built-in tax losses. Prerefunded bonds experience rapid price declines to their call price as they approach approximately five years to their call date. To extend the Fund's income-earning potential, improve structure, and protect its share price, we looked to sell prerefunded bonds as they approached five years to the effective call. We made most purchases in the new-issue market as issuers and underwriters priced deals attractively to solicit institutional investors' interest. Purchases included Hartland School District General Obligation; Anchor Bay School District General Obligation; and Michigan State Certificate of Participation (for office buildings) bonds.

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/00 - 8/31/00


                                DIVIDEND PER SHARE
                                ------------------

MONTH          CLASS A                CLASS B           CLASS C
--------------------------------------------------------------------------------
March          4.98 cents           4.45 cents        4.45 cents
April          4.98 cents           4.45 cents        4.45 cents
May            4.98 cents           4.45 cents        4.45 cents
June           4.98 cents           4.42 cents        4.44 cents
July           4.98 cents           4.42 cents        4.44 cents
August         4.98 cents           4.42 cents        4.44 cents
--------------------------------------------------------------------------------
TOTAL          29.88 CENTS         26.61 CENTS       26.67 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 28 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.85%, based on an annualization of the current 4.98 cent ($0.0498) per share dividend and the maximum offering price of $12.33 on August 31, 2000. An investor in the maximum combined federal and Michigan state personal income tax bracket of 42.14% would need to earn 8.38% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and Class C shares.

Michigan's new bond issuance year-to-date through August 31 was nearly $2.6 billion, a 26.2% decrease compared to the same period in 1999.(4) The significantly reduced supply, especially among insured municipal bonds, combined with strong retail demand for Michigan municipal bonds, should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source:The Bond Buyer, 9/1/00.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MICHIGAN
INSURED TAX-FREE
INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                     +6.61%
Net Asset Value (NAV)                     $11.81 (8/31/00)        $11.37 (2/29/00)
Change in NAV                             +$0.44
Distributions (3/1/00-8/31/00)             Dividend Income        $0.2988

CLASS B
Six-Month Total Return                +6.30%
Net Asset Value (NAV)                $11.83 (8/31/00)           $11.39 (2/29/00)
Change in NAV                        +$0.44
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2661

CLASS C
Six-Month Total Return                +6.27%
Net Asset Value (NAV)                $11.89 (8/31/00)           $11.45 (2/29/00)
Change in NAV                        +$0.44
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2667

              Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                                         INCEPTION
CLASS A                                    1-YEAR          5-YEAR         10-YEAR        (4/3/85)
------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +5.74%          +29.45%        +92.98%        +201.97%
Average Annual Total Return(2)               +1.22%           +4.39%         +6.33%         +7.10%

                                                             INCEPTION
CLASS B                                                      (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +6.94%
Aggregate Total Return(2)                                     +2.94%

                                                                    INCEPTION
CLASS C                               1-YEAR         5-YEAR         (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.12%         +25.92%        +30.95%
Average Annual Total Return(2)          +3.07%          +4.51%         +4.91%

AS OF 8/31/00

SHARE CLASS                                             A        B        C
--------------------------------------------------------------------------------
Distribution Rate(3)                                   4.85%    4.49%    4.44%
Taxable Equivalent Distribution Rate(4)                8.38%    7.76%    7.67%
30-Day Standardized Yield(5)                           4.49%    4.10%    4.09%
Taxable Equivalent Yield(4)                            7.76%    7.09%    7.07%

 1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

 2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

 3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

 4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Michigan state personal income tax bracket of 42.14%, based on the federal income tax rate of 39.6%.

  5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



 Past performance does not guarantee future results.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)


STATE UPDATE
[State of Minnesota Graphic]

Economic activity is vibrant in Minnesota, owing to a diverse economy, favorable employment trends and healthy income growth. Minnesota's economic diversity, which closely mirrors the nationwide employment mix, enables the state to perform well during various economic cycles. The state has a particularly strong manufacturing sector compared to the relative decline in other parts of the country, especially in areas such as instruments and industrial machinery.(2) The services sector, particularly business services, is expected to remain the state's leading growth sector.(3)

The state enjoys enviably low unemployment levels, typified by July 2000's 2.5% unemployment rate, compared with the 4.0% national average for the same month.(4) Going forward, labor shortages, particularly for skilled positions, may limit business expansion but may spur population growth, which has been lagging the nation in recent years. Minnesota's personal income per capita remains about 103% of the national average, ranking Minnesota first in this category among its North Central neighbors.(2)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund seeks to comply with Minnesota requirements for the pass-through of tax-exempt income dividends.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Moody's(R) Investors Service, 6/12/00. This does not indicate Moody's rating of the Fund.

3. Source: Standard & Poor's, Ratings Direct, 6/12/00. This does not indicate Standard and Poor's rating of the Fund.

4. Source: Bureau of Labor Statistics, 8/23/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 76.

Ongoing economic strength in Minnesota translates into an improved revenue forecast for the current biennium, continuing the trend of actual performance substantially exceeding forecasts, as the state maintained its structural balance and healthy reserve levels. In addition, Minnesota's debt ratios are consistently lower than national medians, with debt per capita of $513, or 1.9% of personal income, compared with the 2000 national medians of $540 and 2.2%.(2)

Moody's Investors Service, an independent credit rating agency, assigned an Aaa rating to Minnesota's general obligation bonds.(2) The highest rating and stable outlook reflect an extremely strong financial position, the result of conservative fiscal practices as well as a diverse economic base and moderate debt levels.

PORTFOLIO NOTES

Interest rates were volatile during the first half of the reporting period, then stabilized somewhat in the second and third quarters of 2000, allowing municipal bonds to rally for the first time in nearly a year. Overall, declining interest rates benefit bond prices, which rise as yields fall. Accordingly, Franklin Minnesota Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $11.13 per share on February 29, 2000, to $11.58 on August 31, 2000.

Early in the reporting period, we sought to take advantage of rising interest rates by selling lower yielding bonds at a loss and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. With this in mind, we sold bonds issued by Minnesota North Municipal Power, Minneapolis & St. Paul Metro Airport, Lakeville ISD No. 194, Minnesota Southern Municipal Power, and Dakota County Housing & Redevelopment. Whenever possible, we attempted to improve the

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
8/31/00

                      % OF TOTAL
                       LONG-TERM
                       INVESTMENTS
----------------------------------
General Obligation          27.1%

Hospital & Health Care*     25.5%

Housing                     19.6%

Utilities                    8.9%

Prerefunded                  7.2%

Transportation               3.3%

Subject to Government
Appropriation                3.1%

Tax-Supported                2.5%

Higher Education             1.6%

Other Revenue                1.2%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospitals and health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/00 -8/31/00

                     Dividend per Share
                     ------------------
Month         Class A               Class C
-----------------------------------------------
March          4.85 cents            4.34 cents
April          4.85 cents            4.34 cents
May            4.85 cents            4.34 cents
June           4.85 cents            4.32 cents
July           4.85 cents            4.32 cents
August         4.85 cents            4.32 cents
-----------------------------------------------
Total         29.10 cents           25.98 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

portfolio's structure through several measures. Our strategy involves swapping both short- and intermediate-term bonds for longer maturity bonds and bonds with shorter call provisions for bonds with longer call provisions. These swaps enhanced the Fund's potential for higher income and greater consistency of future coupon payments.

Purchases, for the most part, were made in the new-issue market as issuers and underwriters priced deals attractively to solicit institutional investors' interest. Examples of purchases include Eden Prairie MFHR, St. Clair ISD No. 75, St. Cloud Health Care Revenue, Sauk Rapids General Obligation ISD No. 47, and Minneapolis and St. Paul Housing & Redevelopment bonds.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 34 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.81%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.09 on August 31, 2000. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 44.43% would need to earn 8.66% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Minnesota's new bond issuance year-to-date through August 31 was just over $3.2 billion, a 4.3% increase compared to the same period in 1999.(5) Strong retail demand for Minnesota municipal bonds should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings. Going forward, we will continue our search for higher-yielding securities with longer call protection, and will make our investment decisions within the guiding principles of tax-free income and conservative asset management.



5. Source: The Bond Buyer, 9/1/00.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN MINNESOTA
INSURED TAX-FREE
INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Minnesota state personal income tax bracket of 44.43%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

Class A
Six-Month Total Return               +6.77%
Net Asset Value (NAV)                $11.58 (8/31/00)           $11.13 (2/29/00)
Change in NAV                        +$0.45
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2910

CLASS C
Six-Month Total Return               +6.54%
Net Asset Value (NAV)                $11.64 (8/31/00)           $11.18 (2/29/00)
Change in NAV                        +$0.46
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2598

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                                   INCEPTION
CLASS A                                1-YEAR          5-YEAR        10-YEAR       (4/3/85)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.36%          +25.20%       +83.15%       +195.00%
Average Annual Total Return(2)          +0.87%          +3.70%        +5.77%        +6.93%

                                                                                INCEPTION
CLASS C                                               1-YEAR     5-YEAR         (5/1/95)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +4.85%     +21.97%        +26.32%
Average Annual Total Return(2)                         +2.78%      +3.85%        +4.21%


AS OF 8/31/00

Share Class                                                                 A        C
--------------------------------------------------------------------------------------------
Distribution Rate(3)                                                       4.81%    4.40%
Taxable Equivalent Distribution Rate(4)                                    8.66%    7.92%
30-Day Standardized Yield(5)                                               4.69%    4.32%
Taxable Equivalent Yield(4)                                                8.44%    7.77%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


                  Past performance does not guarantee future results.

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)


STATE UPDATE
[State of Ohio Graphic]

Ohio's economy performed well throughout the review period. With growth in the construction, finance, real estate and services sectors, the state has been moving from a manufacturing base toward a more diverse employment mix, which more closely resembles the nation's. The state's overall job growth rate tracks the national average. Ohio's 4.1% July unemployment rate also was comparable to the 4.0% national average, reflecting a history of rates close to the national average.(2)

The state's solid economic performance and prudent fiscal management have produced a seven-year trend of budget operating surpluses. As of period-end, the state's reserves had reached levels exceeding those found prior to the early 1990s' recession. A new development in the 2001-02 capital appropriations budget contains provisions that consolidate and reassign bond-issuing authority among state issuers. However, this shift in issuance authority is administrative in nature and does not affect the bonds' security.(3)

Although Ohio's debt level per capita averaged $680 and represented 2.7% of personal income, exceeding the medians of $540 and 2.2% for the nation as a whole, these levels were actually quite moderate considering the state's solid economic base. In May, the Ohio Supreme Court ruled that, while the state had made progress in

1. For investors subject to the alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Bureau of Labor Statistics, 8/18/00.
3. Source: Moody's Investors Service, 6/8/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 82.

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
8/31/00

                       % OF TOTAL
                       LONG-TERM
                      INVESTMENTS

----------------------------------
General Obligation       30.2%

Utilities*               25.7%

Prerefunded              13.7%

Hospital & Health Care   10.1%

Higher Education         5.7%

Housing                  4.5%

Corporate-Backed         3.3%

Transportation           3.2%

Subject to Government
Appropriation            2.7%

Other Revenue            0.7%

Tax-Supported            0.2%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

addressing school funding concerns, the school funding system still failed to comply with constitutional requirements. The state has until June 1, 2001, to comply with the court's decision. The court's mandate represents a noteworthy, yet not overwhelming, challenge to the state's resources. Accordingly, we expect a stable credit outlook for Ohio in the months to come.(3)

PORTFOLIO NOTES

Interest rates were volatile during the first half of the reporting period, then stabilized somewhat in the second and third quarters of 2000, allowing municipal bonds to rally for the first time in nearly a year. Overall, declining interest rates benefited bond prices, which rise as yields fall. Accordingly, Franklin Ohio Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $11.52 per share on February 29, 2000, to $11.96 on August 31, 2000.

Early in the reporting period, we sought to take advantage of rising interest rates by selling lower-yielding bonds, booking tax losses and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains. With this in mind, the Fund sold Ohio State Turnpike Revenue, Medina School District General Obligation (GO), Edgewood School District COP, and Franklin & Fairfield County School District GO bonds. Whenever possible, we attempted to improve the portfolio's structure through several measures. Our strategy involves swapping both short- and intermediate-term bonds for longer maturity bonds and bonds with shorter call provisions for bonds with longer call provisions. These swaps enhanced the Fund's income-earning ability, enabling us to increase the Class A shares' monthly dividend distribution from
5.03 cents per share to 5.05 cents per share in March. The swaps also resulted in the potential for greater consistency of future coupon payments.

Purchases, for the most part, were made in the new issue market as issuers and underwriters priced deals attractively to solicit institutional investors' interest. Examples of purchases include Hilliard School District GO, Jackson School District GO, Olentangy School District GO, and Plain School District GO bonds.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 38 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.85%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.49 on August 31, 2000. An investor in the maximum combined federal and Ohio state personal income tax bracket of 43.97% would need to earn 8.66% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and Class C shares.

Dividend Distributions*
Franklin Ohio Insured Tax-Free Income Fund
3/1/00 - 8/31/00

                                    Dividend per Share
                        ---------------------------------------
Month                   Class A       Class B           Class C
--------------------------------------------------------------------------------
March                   5.05 cents    4.51 cents        4.53 cents
April                   5.05 cents    4.51 cents        4.53 cents
May                     5.05 cents    4.51 cents        4.53 cents
June                    5.05 cents    4.49 cents        4.50 cents
July                    5.05 cents    4.49 cents        4.50 cents
August                  5.05 cents    4.49 cents        4.50 cents
--------------------------------------------------------------------------------
Total                   30.30 cents   27.00 cents       27.09 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Ohio's new bond issuance year-to-date through August 31 was nearly $3.2 billion, a 34.2% decrease compared to the same period in 1999.(4) Strong retail demand for Ohio municipal bonds along with a significantly reduced supply should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: The Bond Buyer, 9/1/00.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN OHIO INSURED TAX-FREE
INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.56%
Net Asset Value (NAV)                $11.96 (8/31/00)           $11.52 (2/29/00)
Change in NAV                        +$0.44
Distributions (3/1/00-8/31/00)       Dividend Income            $0.3030

CLASS B
Six-Month Total Return               +6.43%
Net Asset Value (NAV)                $11.98 (8/31/00)           $11.52 (2/29/00)
Change in NAV                        +$0.46
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2700


CLASS C
Six-Month Total Return               +6.32%
Net Asset Value (NAV)                $12.03 (8/31/00)           $11.58 (2/29/00)
Change in NAV                        +$0.45
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2709


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                                INCEPTION
CLASS A                                 1-YEAR          5-YEAR      10-YEAR     (4/3/85)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                +5.47%          +28.57%     +90.65%      +200.73%
Average Annual Total Return(2)            +0.95%          +4.24%      +6.20%       +7.07%

                                                                               INCEPTION
CLASS B                                                                         (2/1/00)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                       +7.09%
Aggregate Total Return(2)                                                        +3.09%

                                                                                    INCEPTION
CLASS C                                                     1-YEAR       5-YEAR       (5/1/95)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +4.95%       +25.34%      +30.08%
Average Annual Total Return(2)                               +2.91%       +4.41%       +4.78%

AS OF 8/31/00

SHARE CLASS                                                   A        B        C
--------------------------------------------------------------------------------------------
Distribution Rate(3)                                         4.85%    4.50%    4.44%
Taxable Equivalent Distribution Rate(4)                      8.66%    8.03%    7.92%
30-Day Standardized Yield(5)                                 4.57%    4.22%    4.18%
Taxable Equivalent Yield(4)                                  8.16%    7.53%    7.46%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Ohio state personal income tax bracket of 43.97%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


MUNICIPAL BOND RATINGS

MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND


                                                            SIX MONTHS
                                                              ENDED                        YEAR ENDED FEBRUARY 28,
                                                         AUGUST 31, 2000   -------------------------------------------------------
                                                            (UNAUDITED)       2000         1999       1998      1997        1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  9.84       $  10.84      $ 10.77      $10.36    $10.36     $  9.80
                                                             ---------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...........................           .24            .48          .53         .54       .55         .55
  Net realized and unrealized gains (losses) .........           .53           (.99)         .07         .42        --         .57
                                                             ---------------------------------------------------------------------
Total from investment operations .....................           .77           (.51)         .60         .96       .55        1.12
                                                             ---------------------------------------------------------------------
Less distributions from net investment income ........          (.24)(d)       (.49)(e)     (.53)       (.55)     (.55)       (.56)
                                                             ---------------------------------------------------------------------
Net asset value, end of period .......................       $ 10.37       $   9.84      $ 10.84      $10.77    $10.36     $ 10.36
                                                             =====================================================================

Total return(b) ......................................          7.87%         (4.68)%       5.75%       9.53%     5.55%      11.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $73,792       $ 72,517      $80,684    $58,059    $39,693    $38,199
Ratios to average net assets:
  Expenses ...........................................           .82%(c)        .81%         .37%       .30%       .25%       .16%
  Expenses excluding waiver and payments by\
      affiliate ......................................           .82%(c)        .81%         .84%       .82%       .86%       .86%
Net investment income ................................          4.84%(c)       4.67%        4.87%      5.11%      5.45%      5.51%
Portfolio turnover rate ..............................         30.55%         33.46%       10.68%     17.44%     18.27%      4.12%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.003.

(e) Includes distributions in excess of net investment income in the amount of $.001.


                      See notes to financial statements

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                          PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
Arizona Health Facilities Authority Hospital System Revenue,
Northern Arizona Healthcare System,
   AMBAC Insured, 5.00%, 10/01/23 .................................................................      $2,500,000   $2,284,175
   Refunding, AMBAC Insured, 4.75%, 10/01/30 ......................................................       1,000,000      870,770
Arizona State University COP, Downtown Campus/Mercando Project,
   Series A, MBIA Insured, 5.80%, 7/01/24 .........................................................       1,350,000    1,375,718
Arizona State University Revenues, FGIC Insured, 5.875%, 7/01/25 ..................................       1,000,000    1,030,360
Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 ......................................         400,000      416,756
Glendale IDA, Midwestern University, Series A, MBIA Insured, 5.375%, 5/15/28 ......................       2,000,000    1,964,500
Marana Municipal Property Corp. Municipal Facilities Revenue,
   Refunding, MBIA Insured, 5.25%, 7/01/22 ........................................................       1,100,000    1,073,402
Maricopa County GO,
   Hospital District No. 1, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/21 ...........................       1,250,000    1,300,563
   School District No. 3, Tempe Elementary, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ...........         255,000      273,595
   School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 ..............         445,000      466,734
   School District No.8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ...............         500,000      522,990
   School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ...............         700,000      739,452
   School District No. 28, Kyrene Elementary, Series B, FGIC  Insured, 6.00%, 7/01/14 .............         500,000      515,395
   School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ..................         570,000      610,704
   School District No. 98, Fountain Hills Unified, AMBAC Insured, 5.75%, 7/01/12 ..................         500,000      522,625
   School District No. 98, Fountain Hills Unified, Series A, MBIA Insured,
   Pre-Refunded, 6.20%, 7/01/10 ...................................................................         235,000      251,781
Maricopa County IDA,
   MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 ................       2,350,000    2,159,133
   MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 ................       1,000,000      945,760
   MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ..............         570,000      539,813
   Water System Revenue, Improvement, Chaparral Water Co., Series A,
   AMBAC Insured, 5.40%, 12/01/22 .................................................................       1,000,000      975,890
Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 .........................................       1,000,000    1,035,020
McDowell Mountain Ranch Community Facilities District GO, Refunding,
   AMBAC Insured, 5.00%, 7/15/22 ..................................................................       3,745,000    3,535,542
Mesa IDAR,
   Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 ................................       1,500,000    1,520,835
   Discovery Health System, Series A, MBIA Insured, 5.625%, 1/01/29 ...............................       2,000,000    2,014,620
   Lutheran Health Systems, Refunding, Series A-1, MBIA Insured, 5.00%, 1/01/19 ...................       1,490,000    1,411,149
Mohave County Hospital District No. 1 GO, Kingman Regional Medical Center Project,
   FGIC Insured,  6.50%, 6/01/15 ..................................................................         610,000      627,806
Oro Valley Municipal Property Corp. Excise Tax Revenue, Refunding,
   FGIC Insured, 5.00%, 7/01/19 ...................................................................       1,035,000      991,095
Peoria Water and Sewer Revenue, FGIC Insured, 5.00%,
   7/01/19 ........................................................................................       1,300,000    1,244,854
   7/01/20 ........................................................................................       1,390,000    1,324,364
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A,
   FSA Insured, 5.00%, 7/01/25 ....................................................................       1,500,000    1,404,765
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue,
   MBIA Insured, Pre-Refunded, 6.90%,  7/01/21 ....................................................       1,000,000    1,104,240
Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
   FGIC Insured, 6.00%, 7/01/24 ...................................................................       4,875,000    5,087,501
Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
   MBIA Insured, 5.375%, 7/01/22 ..................................................................        1,000,000     991,670
Phoenix IDA, SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ..............................        1,500,000   1,436,535
Phoenix IDAR, SFMR, Series 1B, FNMA Insured, 6.20%, 6/01/22 .......................................          595,000     614,480
Pima County IDA, SFMR,
   GNMA Secured, 6.625%, 11/01/14 .................................................................          515,000     541,986
   Series B-1, GNMA Secured, 6.10%, 5/01/31 .......................................................        1,000,000   1,018,080
Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 ...........................          845,000     925,968
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Puerto Rico State Infrastructure, MBIA Insured, 5.00%, 7/01/28 .................................        1,960,000   1,839,597
   Series B, 6.00%, 7/01/26 .......................................................................        2,000,000   2,074,200
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Hospital Revenue, Hospital
   Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...............................          840,000     881,840
Salt River Project Agricultural Improvement and Power District Electric
   System Revenue, Series D, 6.25%, 1/01/27 .......................................................        1,205,000   1,237,836
   Pre-Refunded, 6.25%, 1/01/27 ...................................................................          295,000     307,821
Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured,
   Pre-Refunded, 6.10%, 7/01/14 ...................................................................          250,000     264,865
Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
   6.15%, 1/01/15 .................................................................................          360,000     376,358
   5.00%, 1/01/18 .................................................................................        1,250,000   1,205,000
Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, 5.70%, 7/01/20 ................        1,500,000   1,537,620
Tucson GO, Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ..............................          650,000     697,548

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN ARIZONA INSURED TAX - FREE INCOME FUND                                                         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Tucson Water Revenue, Water Utility Improvements, FGIC Insured, 5.25%, 7/01/24 . ................     $ 2,700,000    $  2,624,724
Tucson Water Revenue System, Series D, FGIC Insured, 5.25%, 7/01/23 .............................       3,000,000       2,921,940
University of Arizona COP,
   Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16 ........         500,000         519,175
   Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23 ........       1,625,000       1,669,184
   Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 ...................................       1,115,000       1,137,122
   Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ................................       1,000,000       1,039,890
University of Puerto Rico Revenues, Series O, MBIA Insured, 5.375%, 6/01/30 .....................       2,600,000       2,563,678
Yavapai County GO,
Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993, Series B,
   AMBAC Insured, 6.70%, 7/01/09 ................................................................         250,000         269,913
   USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ...............................         775,000         824,452
Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center,
   Series A, GNMA Secured, 5.40%, 2/20/38 .......................................................       1,575,000       1,483,650

Yuma IDA, Hospital Revenue, Regency Apartments, Refunding, Series A,
   GNMA Secured, 5.50%, 12/20/32 ................................................................         920,000         891,572
                                                                                                                     ------------
TOTAL LONG TERM INVESTMENTS (COST $71,494,995) 97.6% ............................................                      72,038,611
OTHER ASSETS, LESS LIABILITIES 2.4% .............................................................                       1,752,934
                                                                                                                     ------------
NET ASSETS 100.0% ...............................................................................                    $ 73,791,545
                                                                                                                     ============

See Glossary on terms on page 88.

                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                       SIX MONTHS ENDED                YEAR ENDED FEBRUARY 28,
                                                        AUGUST 31,2000   --------------------------------------------------------
                                                       (UNAUDITED)         2000        1999        1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $   9.61          $  10.53     $  10.43    $   9.99    $ 10.02    $  9.53
                                                       -------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ......................         .24               .48          .51         .53        .53        .53
   Net realized and unrealized gains (losses) ....         .46              (.92)         .10         .44       (.03)       .49
                                                       -------------------------------------------------------------------------
Total from investment operations .................         .70              (.44)         .61         .97        .50       1.02
                                                       -------------------------------------------------------------------------
Less distributions from net investment income ....        (.24)             (.48)        (.51)       (.53)      (.53)      (.53)
                                                       -------------------------------------------------------------------------
Net asset value, end of period ...................    $  10.07          $   9.61     $  10.53    $  10.43    $  9.99    $ 10.02
                                                      ==========================================================================

Total return(b) ..................................        7.41%            (4.22)%       6.01%       9.94%      5.17%     10.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $109,651          $108,831     $124,488    $101,506    $77,177    $69,583
Ratios to average net assets:
   Expenses ......................................        .80%(c)           .76%         .42%        .35%       .35%       .35%
   Expenses excluding waiver and payments by
      affiliate ..................................        .80%(c)           .77%         .79%        .80%       .80%       .82%
   Net investment income .........................       4.98%(c)          4.79%        4.88%       5.16%      5.36%      5.37%
Portfolio turnover rate ..........................      18.37%            23.92%        1.81%       8.08%     32.23%     24.36%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                             PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                 AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 100.1%
Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ..............     $2,500,000      $  2,395,975
Bay Medical Center Hospital Revenue, Bay Medical Center Project,
   AMBAC Insured, 5.00%, 10/01/27 .....................................................      2,025,000         1,846,112
Broward County HFA, FSA Insured,
   5.65%, 11/01/22 ....................................................................        500,000           494,975
   5.70%, 11/01/29 ....................................................................      1,345,000         1,313,137
Canaveral Port Authority Revenue, Refunding, Series B,
   FGIC Insured, 5.625%, 6/01/21 ......................................................      1,000,000         1,008,950
Citrus County PCR, Florida Power Corp., Refunding,
   MBIA Insured, 6.625%, 1/01/27 ......................................................      2,435,000         2,534,129
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A,
   FSA Insured, 5.75%, 9/01/29 ........................................................      1,890,000         1,863,748
Dade County Water and Sewer System Revenue,
   FGIC Insured, 5.25%, 10/01/21 ......................................................      1,000,000           973,860
Escambia County HFA, SFMR, Multi County Program, Series A,
   MBIA Insured, 6.40%, 10/01/30 ......................................................      2,000,000         2,070,740
Florida HFA, Spinnaker Cove Apartments, Series G,
   AMBAC Insured, 6.50%, 7/01/36 ......................................................      1,600,000         1,684,848
Florida HFC Revenue, Housing Logans Pointe Apartments,
   Series F-1, FSA Insured, 5.90%, 12/01/19 ...........................................      1,205,000         1,225,678
Florida State Board Registered Housing Revenue, University of Florida,
   FGIC Insured, 5.25%, 7/01/30 .......................................................      2,000,000         1,915,660
Florida State Department of General Services Division Facilities
   Management Revenue, Florida Facilities Pool, Series B, FSA Insured,
   5.50%, 9/01/28 .....................................................................        550,000           547,657
Gulf Breeze Revenue,
   FGIC Insured, 5.80%, 12/01/20 ......................................................      1,250,000         1,290,675
   Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 .......................      1,915,000         2,038,671
Hernando County Water and Sewer Revenue, FGIC Insured,
   6.00%, 6/01/19 .....................................................................      1,035,000         1,057,760
   Pre-Refunded, 6.00%, 6/01/19 .......................................................        965,000         1,009,844
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding,
   MBIA Insured, 6.25%, 12/01/34 ......................................................      1,500,000         1,565,790
Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 .............      1,250,000         1,246,563
Indian Trace CDD, Water Management Special Benefit Assessment,
   MBIA Insured, 5.00%, 5/01/27 .......................................................      1,000,000           921,260
Indian Trail Water Control District Improvement Bonds, MBIA Insured,
   5.75%, 8/01/16 .....................................................................      1,090,000         1,123,398
   5.50%, 8/01/22 .....................................................................        500,000           500,605
Jacksonville Water and Sewer Revenue, United Water Project,
   AMBAC Insured, 6.35%, 8/01/25 ......................................................      1,000,000         1,053,490
Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement,
   FGIC Insured, 5.80%, 10/01/18 ......................................................      1,415,000         1,446,838
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A,
   FGIC Insured, 6.00%, 10/01/17 ......................................................        500,000           518,730
Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 ....................      4,000,000         4,068,640
Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
   MBIA Insured, 6.05%,
   11/01/15 ...........................................................................      2,000,000         2,089,380
   11/01/20 ...........................................................................      1,500,000         1,549,905
Lynn Haven Capital Improvement Revenue,
   MBIA Insured, 5.50%, 12/01/32 ......................................................      2,000,000         1,987,860
Series A, MBIA Insured, 5.75%, 12/01/16 ...............................................      1,000,000         1,028,480
Martin County Consolidated Utilities System Revenue, Refunding,
FGIC Insured, 6.00%, 10/01/24 .........................................................        215,000           221,590
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center Project,
   AMBAC Insured, 5.00%, 11/15/28 .....................................................      1,750,000         1,577,468
Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ..........      1,000,000         1,049,090
Miami Beach Water and Sewer, AMBAC Insured, 5.00%, 9/01/30 ............................      3,000,000         2,760,270
Miami-Dade County Aviation Revenue, Miami International Airport, Series B,
   FGIC Insured, 5.75%, 10/01/29 ......................................................      2,500,000         2,550,050
Miami-Dade County School Board COP, Refunding, Series C,
   FSA Insured, 5.00%, 8/01/25 ........................................................      2,000,000         1,844,800
Miramar Wastewater Improvement Assessment Revenue,
   FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 ........................................      2,000,000         2,190,840
Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .................      4,220,000         4,248,358
Okaloosa County Gas District Revenue, Gas System, MBIA Insured, 5.50%, 10/01/21 .......      1,000,000         1,002,280
Okeechobee Utility Authority System Revenue, Capital Improvement, Refunding,
   FSA Insured, 5.00%, 10/01/25 .......................................................      2,000,000         1,851,960
Orange County Capital Improvement Revenue,
   AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 .......................................        500,000           525,695
   Refunding, AMBAC Insured, 6.00%, 10/01/22. .........................................        490,000           500,947
Orange County Health Facilities Authority Revenue,
   Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ..........................      1,000,000         1,038,640
   MBIA Insured, 6.00%, 11/01/24. .....................................................        700,000           711,480
   Series A, MBIA Insured, 6.00%, 11/01/24 ............................................      1,700,000         1,789,369
Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ..............      1,000,000         1,037,800
Orange County School Board COP,
   AMBAC Insured, 5.50%, 8/01/25 ......................................................      1,000,000           991,900
   Series A, MBIA Insured, 5.375%, 8/01/22 ............................................        875,000           857,850


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
   10/01/22 ...............................................................................      $1,000,000        $  1,001,370
   10/01/31 ...............................................................................       2,500,000           2,477,825
Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A,
   FSA Insured, 5.70%, 12/01/17 ...........................................................         530,000             532,300
Osceola County Transportation Revenue, Osceola Parkway Project,
   MBIA Insured, 6.10%, 4/01/17 ...........................................................       1,225,000           1,257,634
Palm Beach County Criminal Justice Facilities Revenue,
   FGIC Insured, 6.00%, 6/01/15 ...........................................................       1,000,000           1,039,650
Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/22 ................       3,000,000           3,151,740
Polk County Capital Improvement Revenue, Special Tax,
   FSA Insured, 5.75%, 12/01/21 ...........................................................       1,000,000           1,025,710
Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A,
   MBIA Insured, 5.125%, 9/01/27 ..........................................................       4,000,000           3,752,960
Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 ....................       1,000,000           1,048,110
Puerto Rico PBA Revenue, Government Facilities, Series A,
   AMBAC Insured, 5.50%, 7/01/25 ..........................................................       1,000,000           1,007,260
Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ...................         520,000             528,793
Seminole County School Board COP, Series A, MBIA Insured,
   Pre-Refunded, 6.125%, 7/01/14 ..........................................................       1,000,000           1,077,270
South Miami Health Facilities Authority Hospital Revenue,
   Baptist Health System Obligation Group, MBIA Insured, 5.00%, 11/15/28 ..................       3,000,000           2,705,820
St. Lucie West Services District Special Assessment Revenue,
   Port St. Lucie, Water Management Benefit, Refunding, senior lien, Series A,
   MBIA Insured, 5.25%, 5/01/25 ...........................................................       5,000,000           4,825,446
St. Lucie West Services District Utility Revenue, senior lien,
   MBIA Insured, 6.125%, 10/01/32 .........................................................       2,240,000           2,372,339
Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
   6.70%, 10/01/14 ........................................................................         500,000             532,810
   6.80%, 10/01/24 ........................................................................         500,000             534,230
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...............       2,000,000           1,938,680
Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 ..........       2,000,000           1,922,660
Tampa Water and Sewer Revenue, FGIC Insured, 5.50%, 10/01/29 ..............................       3,000,000           2,982,630
Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ...........................       1,000,000             989,800
Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ...........         490,000             530,920
Village Center CDD, Recreational Revenue, Refunding, Series A,
   MBIA Insured, 5.00%, 11/01/21 ..........................................................       1,000,000             937,870
West Melbourne Water and Sewer Revenue, Refunding and Improvement,
   FGIC Insured, 6.75%, 10/01/14 ..........................................................         500,000             538,795
                                                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $108,127,372) ...........................................                         109,836,367
                                                                                                                   ------------
(a)SHORT TERM INVESTMENTS .1%
Jacksonville Revenue, YMCA Florida First Coast Project,
   Weekly VRDN and Put, 4.25%, 3/01/18 (COST $50,000) .....................................          50,000              50,000
                                                                                                                   ------------
TOTAL INVESTMENTS (COST $108,177,372) 100.2% ..............................................                         109,886,367
OTHER ASSETS, LESS LIABILITIES (.2)% ......................................................                            (234,960)
                                                                                                                   ------------
NET ASSETS 100.0% .........................................................................                        $109,651,407
                                                                                                                   ============

See glossary of terms on page 88.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.
FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN INSURED TAX-FREE INCOME FUND


                                         SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                         AUGUST 31, 2000    ----------------------------------------------------------------------
CLASS A                                    (UNAUDITED)        2000(d)            1999          1998         1997           1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ..    $    11.24       $    12.26        $    12.31    $    12.15    $    12.27    $    11.97
                                           ---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ............           .31              .61               .63           .66           .69           .71
  Net realized and unrealized gains
  (losses) ............................           .46            (1.00)              .06           .29          (.11)          .30
                                           ---------------------------------------------------------------------------------------
Total from investment operations ......           .77             (.39)              .69           .95           .58          1.01
                                           ---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income ...............          (.31)            (.61)             (.63)         (.66)         (.70)         (.71)
  In excess of net investment income ..            --(f)            --(e)           (.01)         (.01)           --            --
  Net realized gains ..................            --             (.02)             (.10)         (.12)           --            --
                                           ---------------------------------------------------------------------------------------
Total distributions ...................          (.31)            (.63)             (.74)         (.79)         (.70)         (.71)
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period ........    $    11.70       $    11.24        $    12.26    $    12.31    $    12.15    $    12.27
                                           =======================================================================================
Total return(b) .......................          6.92%           (3.21)%            5.72%         8.09%         4.88%         8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $1,439,056       $1,445,546        $1,727,014    $1,685,260    $1,662,087    $1,705,038
Ratios to average net assets:
  Expenses ............................           .63%(c)          .62%              .62%          .61%          .60%          .60%
  Net investment income ...............          5.33%(c)         5.23%             5.11%         5.44%         5.68%         5.81%
Portfolio turnover rate ...............          4.76%           13.29%            13.16%        27.77%        18.66%        13.52%

CLASS B
----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ..    $    11.24       $    11.14
                                           ---------------------------
Income from investment operations:
  Net investment income(a) ............           .27              .05
  Net realized and unrealized gains ...           .47              .10
                                           ---------------------------
Total from investment operations ......           .74              .15
                                           ---------------------------
Less distributions from net investment
  income ..............................          (.27)(e)         (.05)
                                           ---------------------------
Net asset value, end of period ........    $    11.71       $    11.24
                                           ===========================
Total return(b) .......................          6.70%            1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $    1,141       $       63
Ratio to average net assets:
  Expenses ............................          1.19%(c)         1.18%(c)
  Net investment income ...............          4.72%(c)         5.23%(c)
Portfolio turnover rate ...............          4.76%           13.29%



(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.001.

(f) Includes distributions in excess of net investment income in the amount of $.002.


FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                       YEAR ENDED FEBRUARY 28,
                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2000  ---------------------------------------------------------
CLASS C                                            (UNAUDITED)     2000          1999        1998         1997       1996(d)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $ 11.31       $ 12.33      $ 12.38      $ 12.21      $ 12.31      $ 11.98
                                                   -------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................        .27           .55          .57          .60          .62          .54
  Net realized and unrealized gains (losses) ..        .46         (1.00)         .05          .29         (.09)         .32
                                                   -------------------------------------------------------------------------
Total from investment operations ..............        .73          (.45)         .62          .89          .53          .86
                                                   -------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................       (.27)(g)      (.55)(e)     (.57)(f)     (.60)        (.63)        (.53)
  Net realized gains ..........................         --          (.02)        (.10)        (.12)          --           --
                                                   -------------------------------------------------------------------------
Total distributions ...........................       (.27)         (.57)        (.67)        (.72)        (.63)        (.53)
                                                   -------------------------------------------------------------------------
Net asset value, end of period ................    $ 11.77       $ 11.31      $ 12.33      $ 12.38      $ 12.21      $ 12.31
                                                   =========================================================================

Total return(b) ...............................       6.57%        (3.74)%       5.12%        7.52%        4.42%        7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $53,865       $56,627      $65,166      $38,057      $21,521      $ 8,152
Ratios to average net assets:
  Expenses ....................................       1.19%(c)      1.18%        1.18%        1.18%        1.17%        1.18%(c)
  Net investment income .......................       4.77%(c)      4.66%        4.54%        4.86%        5.10%        5.21%(c)
Portfolio turnover rate .......................       4.76%        13.29%       13.16%       27.77%       18.66%       13.52%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996.

(e) Includes distributions in excess of net investment income in the amount of $.001.

(f) Includes distributions in excess of net investment income in the amount of $.004.

(g) Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                    PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
ALABAMA 2.3%
Alabama State Board Educational Revenue, Southern Union State Junior College,
   MBIA Insured, Pre-Refunded, 6.50%, 7/01/12 ............................................          $ 1,000,000          $ 1,050,590
Alabama Water Pollution Control Authority Revolving Fund Loan, AMBAC Insured,
   6.25%, 8/15/14 ........................................................................              100,000              100,958
Anniston Regional Medical Center Board, Series A, AMBAC Insured,
   5.25%, 6/01/18 ........................................................................            5,000,000            4,931,500
   5.125%, 6/01/28 .......................................................................            3,000,000            2,800,260
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue,
   Merscot-Auburn LP Project, FGIC Insured, 7.30%, 1/01/12 ...............................            1,345,000            1,376,809
Bessemer Governmental Utility Services Corp., Water Supply Revenue,
   MBIA Insured, 5.25%, 6/01/32 ..........................................................            5,000,000            4,720,000
East Alabama Health Care Authority Health Care Facilities Revenue,
   Tax Anticipation Bond, Series A, MBIA Insured, 5.25%, 9/01/28 .........................            8,000,000            7,488,800
Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23 .................            2,000,000            1,839,360
Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured,
   6.375%, 6/01/22 .......................................................................              300,000              307,956
Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%, 2/01/22 .............            5,000,000            5,062,800
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson
   Hospital and Clinic, Refunding, AMBAC Insured,
   6.00%, 3/01/26 ........................................................................            4,000,000            4,101,640
                                                                                                                          ----------
                                                                                                                          33,780,673
                                                                                                                          ----------

ALASKA 1.3%
Alaska Energy Authority Power Revenue, Bradley Lake Project, BIG Insured,
   6.25%, 7/01/21 ........................................................................                5,000                5,012
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ........            3,000,000            2,943,750
Alaska Industrial Development and Export Authority, Refunding, Series A,
   MBIA Insured, 6.125%, 4/01/27 .........................................................            5,000,000            5,135,400
Alaska State HFC, Refunding, Series A, MBIA Insured,
   6.00%, 6/01/27 ........................................................................            5,000,000            5,060,400
   5.875%, 12/01/30 ......................................................................              485,000              487,357
   6.10%, 12/01/37 .......................................................................            5,000,000            5,084,000
University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 .....................              500,000              511,000
University of Alaska Revenues, Series B, AMBAC Insured, 6.50%, 10/01/17 ..................              250,000              260,468
                                                                                                                          ----------
                                                                                                                          19,487,387
                                                                                                                          ----------

ARIZONA 3.4%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured,
  ETM, 7.70%, 8/01/10 ....................................................................            6,000,000            7,247,520
Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 ................            2,200,000            2,264,240
Cochise County USD No. 68, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 .........              500,000              608,620
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services,
  Refunding, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ................................              300,000              354,954
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
   5.75%, 1/01/25 ........................................................................           18,000,000           18,250,020
   5.625%, 1/01/29 .......................................................................           12,655,000           12,747,508
Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ...            3,000,000            3,047,970
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .......................              270,000              276,931
Salt River Project Agricultural Improvement and Power District Electric System
  Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 .............................            1,150,000            1,152,128
Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ..........            5,000,000            5,423,800
                                                                                                                          ----------
                                                                                                                          51,373,691
                                                                                                                          ----------

ARKANSAS .2%

Arkansas State Development Finance Authority Water Revenue, Refunding,
   Series A, MBIA Insured, 6.50%, 7/01/10 ................................................            2,000,000            2,245,240
                                                                                                                          ----------
CALIFORNIA 2.1%

Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .............           15,000,000           20,223,450
Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding,
   MBIA Insured, 6.10%, 8/01/19 ..........................................................            1,515,000            1,562,510
Oakland RDA, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14 ....              250,000              269,453
Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 .....            2,750,000            2,736,223
San Francisco BART District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ..............            1,035,000            1,047,234
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding,
   Series A, MBIA Insured, 5.25%, 1/15/30 ................................................            4,000,000            3,877,520
Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%,
   4/01/22 ...............................................................................            1,460,000            1,516,312
                                                                                                                          ----------
                                                                                                                          31,232,702
                                                                                                                          ----------
COLORADO 5.8%
Arapahoe County COP,
   Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded, 7.50%, 12/01/10 ....            1,000,000            1,007,350
   Refunding, FSA Insured, 6.625%, 12/01/16 ..............................................            8,695,000            9,069,320


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                  AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
COLORADO (CONT.)

Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 .............................................         $ 3,000,000         $ 3,107,190
Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
  Pre-Refunded, 7.625%, 12/01/15 ...........................................................           1,500,000           1,541,160
Centennial Water and Sanitation District, Water and Sewer Revenue, Refunding,
  Series A, FSA Insured, 5.125%, 12/01/17 ..................................................           5,000,000           4,873,950
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan
  Program, Series A, FSA Insured, 7.25%, 7/15/17 ...........................................           1,174,000           1,220,854
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series
  A, MBIA Insured, 5.00%, 9/01/21 ..........................................................           5,000,000           4,691,000
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ................           2,455,000           2,505,426
Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
  3/01/11 ..................................................................................             350,000             361,760
  3/01/17 ..................................................................................             440,000             451,211
Colorado Water Resource and Power Development Authority Small Water Resource
  Revenue, Series A, FGIC Insured, 6.70%, 11/01/12 .........................................           2,000,000           2,090,000
Denver City and County Airport Revenue,
  Series C, MBIA Insured, 6.125%, 11/15/25 .................................................           4,410,000           4,726,373
  Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ............................................           3,590,000           3,847,547
  Series E, MBIA Insured, 5.50%, 11/15/25 ..................................................           5,000,000           4,952,450
Denver City and County Board of Water Commissioners COP, FGIC Insured,
  6.625%, 11/15/11 .........................................................................             545,000             563,928
  Pre-Refunded, 6.625%, 11/15/11 ...........................................................             955,000             989,523
Denver City and County Revenue, Children's Hospital Association Project, FGIC
  Insured, 6.00%, 10/01/15 .................................................................           3,000,000           3,085,440
El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 ................................             160,000             163,515
Garfield, Pitkin and Eagle Counties Reorganized School District No. 1, MBIA
  Insured, Pre-Refunded, 6.60%, 12/15/14 ...................................................           3,600,000           3,897,720
Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 .................           2,000,000           2,056,660
Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 .............................           5,000,000           5,299,850
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .................             125,000             129,483
La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 .......             490,000             512,545
Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA
  Insured, 5.50%, 6/01/12 ..................................................................           1,000,000           1,019,150
Mountain College Residence Hall Revenue Authority, MBIA Insured,
  5.625%, 6/01/12 ..........................................................................           1,900,000           1,974,746
  5.75%, 6/01/23 ...........................................................................           3,000,000           3,043,140
Parker Water and Sanitation District Water and Sewer Revenue, Refunding, FGIC
  Insured, 6.20%, 10/01/15 .................................................................             275,000             280,558
Postsecondary Educational Facilities Authority Revenue, University of Denver
  Project, Refunding, Connie Lee Insured, 6.00%, 3/01/10 ...................................           1,000,000           1,035,970
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ..........             235,000             244,828
University of Colorado Hospital Authority Revenue,
  Refunding, Series A, AMBAC Insured, 5.20%, 11/15/17 ......................................           5,675,000           5,499,018
  Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ......................................           8,800,000           8,389,216
  Series A, AMBAC Insured, 5.00%, 11/15/29 .................................................           5,000,000           4,504,600
                                                                                                                         -----------
                                                                                                                          87,135,481
                                                                                                                         -----------

CONNECTICUT .6%

Connecticut State Health and Educational Facilities Authority Revenue,
  Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 .................................             335,000             345,911
  Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ...................................           2,450,000           2,501,916
  Series E, MBIA Insured, Pre-Refunded, 6.50%, 7/01/14 .....................................           1,665,000           1,727,721
  Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ...................           2,000,000           2,156,740
New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ....           2,000,000           2,072,480
                                                                                                                         -----------
                                                                                                                           8,804,768
                                                                                                                         -----------

DELAWARE .3%

Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 ........           1,000,000           1,050,680
Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
  Pre-Refunded, 7.00%, 10/01/15 ............................................................           2,900,000           3,145,427
                                                                                                                         -----------
                                                                                                                           4,196,107
                                                                                                                         -----------

FLORIDA 3.1%

Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ..........................           1,800,000           1,824,300
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ................           1,000,000           1,006,080
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ............             200,000             244,492
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B,
  FGIC Insured, 5.25%, 10/01/28 ............................................................           2,500,000           2,400,700
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
  6.25%, 12/01/34 ..........................................................................           1,000,000           1,043,860
Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ......           3,000,000           3,032,880


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
FLORIDA (CONT.)

Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project,
  Refunding, MBIA Insured, 5.25%, 11/15/25 .................................................         $ 1,250,000         $ 1,189,588
Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
MBIA Insured, 6.05%,
  11/01/15 .................................................................................           1,000,000           1,044,690
  11/01/20 .................................................................................           1,000,000           1,033,270
Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ......................           2,000,000           1,972,520
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...............           5,000,000           5,494,150
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .......................           1,000,000           1,033,040
Orange County Health Facilities Authority Revenue,
  MBIA Insured, 6.00%, 11/01/24 ............................................................             260,000             264,264
  Series A, MBIA Insured, 6.00%, 11/01/24 ..................................................             740,000             778,902
  South Central Nursing, Series A, FSA Insured, 5.50%, 7/01/32 .............................           3,000,000           2,946,660
Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%, 10/01/31 ..............           1,000,000             991,130
Orlando and Orange County Expressway Authority Revenue, junior lien, FGIC Insured, 6.50%,
  7/01/10 ..................................................................................             100,000             113,682
  7/01/12 ..................................................................................             225,000             257,427
Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured,
  5.50%, 10/01/26 ..........................................................................           2,535,000           2,527,927
Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
  6.10%, 4/01/17 ...........................................................................           1,000,000           1,026,640
Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ............             970,000           1,021,109
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ........................           5,000,000           4,609,000
Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 ......           3,500,000           3,318,490
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
  7.15%, 11/01/15 ..........................................................................             250,000             303,318
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................           2,000,000           1,938,680
Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 ...................           2,000,000           2,037,640
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical
University, Refunding, Series B, AMBAC Insured,
  5.25%, 10/15/19 ..........................................................................           3,500,000           3,433,605
                                                                                                                         -----------
                                                                                                                          46,888,044
                                                                                                                         -----------

GEORGIA 4.8%

Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ......          13,750,000          13,674,375
Atlanta GO, Refunding, FGIC Insured, 5.00%,
  12/01/20 .................................................................................           4,775,000           4,458,370
  12/01/23 .................................................................................           6,000,000           5,526,180
Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%, 11/01/29 ...          10,000,000           9,142,000
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
  10/01/14 .................................................................................           1,535,000           1,686,090
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
  7th Series, MBIA Insured, 6.625%, 10/01/24 ...............................................           2,000,000           2,023,400
  Refunding, 2nd Series, AMBAC Insured, 5.25%, 5/01/34 .....................................           5,450,000           5,154,174
Cherokee County Water and Sewage Authority Revenue,
  FGIC Insured, 5.00%, 8/01/27 .............................................................           1,500,000           1,377,525
  Refunding, MBIA Insured, 6.90%, 8/01/18 ..................................................           1,000,000           1,039,520
Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12 .........           1,500,000           1,560,045
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
  MBIA Insured, 6.50%, 7/01/24 .............................................................           1,015,000           1,037,888
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates,
  Columbus Regional Healthcare Systems, MBIA Insured,
  5.50%, 8/01/19 ...........................................................................          15,000,000          14,911,950
Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 ..............           2,500,000           2,505,075
Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding,
  Series A, MBIA Insured, 5.55%, 1/01/24 ...................................................           1,590,000           1,559,297
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
  Regional Healthcare System, MBIA Insured,
  5.50%, 8/01/25 ...........................................................................           3,300,000           3,247,068
Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA
  Insured, 5.375%, 7/01/29 .................................................................           2,300,000           2,226,216
Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ...................           1,340,000           1,276,966
                                                                                                                         -----------
                                                                                                                          72,406,139
                                                                                                                         -----------

HAWAII 1.4%

Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
  5/01/12 ..................................................................................           1,000,000           1,051,530
  5/01/13 ..................................................................................           1,000,000           1,045,170
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
  Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ....................           3,000,000           3,108,120
  St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ......................           4,000,000           4,131,560


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
HAWAII (CONT.)

Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian
  Electric Co. Project, Series B, MBIA Insured,
  5.875%, 12/01/26 .......................................................................          $ 2,000,000          $ 2,026,480
Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
  7/01/05 ................................................................................              535,000              561,333
  7/01/06 ................................................................................              605,000              634,240
  7/01/07 ................................................................................              610,000              638,280
Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ......................            6,250,000            5,889,563
Kauai County GO, Series A, FGIC Insured, 6.125%, 8/01/23 .................................            1,755,000            1,839,152
                                                                                                                         -----------
                                                                                                                          20,925,428
                                                                                                                         -----------

IDAHO .1%

Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%,
  4/01/19 ................................................................................            1,000,000            1,075,820
                                                                                                                         -----------
ILLINOIS 3.3%

Aurora SFMR, Series 1990, AMBAC Insured, 7.80%, 12/01/15 .................................              210,000              213,419
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
  5.25%, 12/01/30 ........................................................................            2,000,000            1,881,740
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%,
  1/01/09 ................................................................................              320,000              351,034
Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 ..........................              100,000              103,561
Cicero GO, FSA Insured, 6.90%, 12/01/12 ..................................................            1,500,000            1,602,795
Cook County Community College District No. 508 COP, FGIC Insured,
  8.50%, 1/01/02 .........................................................................            7,470,000            7,857,693
  8.75%, 1/01/05 .........................................................................            5,000,000            5,789,100
Illinois Health Facilities Authority Revenue,
  Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ..........            4,452,000            4,644,683
  Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 .....................            3,680,000            3,947,794
  Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
    11/15/28 .............................................................................            5,000,000            4,533,750
  Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 .................................              403,000              432,649
  Series 1990, FSA Insured, 7.75%, 8/15/10 ...............................................            2,367,000            2,414,340
  Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ..........................................               50,000               61,820
  Series B, MBIA Insured, 7.90%, 8/15/03 .................................................            1,600,000            1,603,264
  Silver Cross Hospital, MBIA Insured, Pre-Refunded, 7.00%, 8/15/21 ......................            1,000,000            1,044,120
Illinois State COP, FSA Insured, Pre-Refunded, 6.95%, 7/01/13 ............................            5,750,000            6,113,630
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
  6.50%, 1/01/06 .........................................................................              300,000              325,572
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
  McCormick Place Expansion Project, Refunding, Series A,
  AMBAC Insured, 5.25%, 6/15/27 ..........................................................            4,225,000            3,998,371
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ............            2,000,000            2,079,100
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%,
  11/01/20 ...............................................................................              300,000              362,040
                                                                                                                         -----------
                                                                                                                          49,360,475
                                                                                                                         -----------

INDIANA .2%

Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital
  Project, Refunding and Improvement, MBIA Insured,
  6.40%, 5/01/12 .........................................................................              250,000              261,703
Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%,
  6/01/15 ................................................................................              500,000              432,675
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
  7.10%, 7/01/17 .........................................................................              500,000              519,405
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A,
  AMBAC Insured, Pre-Refunded, 6.45%, 1/01/15 ............................................            1,500,000            1,602,555
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%,
  3/01/16 ................................................................................              185,000              191,262
                                                                                                                         -----------
                                                                                                                           3,007,600
                                                                                                                         -----------

IOWA .2%

Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project,
  Refunding, Series B, MBIA Insured, 6.50%, 1/01/24 ......................................            2,100,000            2,145,171
                                                                                                                         -----------
KANSAS .6%

Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
  7.00%, 6/01/31 .........................................................................            3,350,000            3,474,486
Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ..........................              615,000              633,401
Kansas State Development Finance Authority Health Facility Revenue, MBIA
  Insured, 5.80%, 11/15/21 ...............................................................            1,330,000            1,345,707
Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured,
  6.25%, 10/01/10 ........................................................................            2,000,000            2,091,860
Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B,
  FGIC Insured, Pre-Refunded, 6.00%, 10/01/12 ............................................            1,000,000            1,011,060
                                                                                                                         -----------
                                                                                                                           8,556,514
                                                                                                                         -----------



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

KENTUCKY 1.5%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
   5.375%, 6/01/22 .........................................................................         $ 2,000,000         $ 1,970,840
   5.50%, 6/01/28 ..........................................................................           1,750,000           1,737,523
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services
   Inc., AMBAC Insured, 6.55%, 5/01/22 .....................................................           1,000,000           1,041,180
Jefferson County Health System Revenue, Alliant Health System Inc., MBIA
   Insured, 5.20%, 10/01/28 ................................................................           7,000,000           6,558,860
Kenton County Water District No. 001 Waterworks Revenue, Series B, FGIC Insured,
   5.70%, 2/01/20 ..........................................................................           1,250,000           1,276,388
Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
   Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 ......................           2,000,000           1,840,280
   St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ...........           2,375,000           2,440,526
Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland
   Hospital Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .......           1,000,000           1,046,590
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain
   System Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ...................           2,000,000           2,208,040
Northern Kentucky University COP, Student Housing Facilities, FSA Insured,
   Pre-Refunded, 7.25%, 1/01/12 ............................................................           2,000,000           2,057,900
                                                                                                                         -----------
                                                                                                                          22,178,127
                                                                                                                         -----------

LOUISIANA .3%

Jefferson Parish Hospital Service District No. 2 Hospital Revenue, FSA Insured,
   5.00%, 7/01/28 ..........................................................................           5,000,000           4,487,750
New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 .............             500,000             529,070
                                                                                                                         -----------
                                                                                                                           5,016,820
                                                                                                                         -----------

MAINE .6%

Maine State Health and Higher Educational Facilities Authority Revenue,
   Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 .................           2,000,000           2,086,880
   Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 .....................................           2,000,000           2,211,720
   Series C, FSA Insured, 6.20%, 7/01/25 ...................................................           2,015,000           2,090,643
Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
   9/01/11 .................................................................................           1,180,000           1,260,547
   9/01/12 .................................................................................             535,000             572,798
                                                                                                                         -----------
                                                                                                                           8,222,588
                                                                                                                         -----------

MARYLAND .6%

Baltimore Revenue, Wastewater Project, Refunding, Series A, FSA Insured, 5.75%,
   7/01/30 .................................................................................           5,880,000           5,972,022
Maryland State CDA, Department of Housing and Community Development,
   Infrastructure Financing, Series A, AMBAC Insured,
   6.625%, 6/01/12 .........................................................................             245,000             256,307
   Pre-Refunded, 6.625%, 6/01/12 ...........................................................           1,755,000           1,854,702
   Pre-Refunded, 6.70%, 6/01/22 ............................................................             820,000             867,601
Maryland State Health and Higher Educational Facilities Authority Revenue,
   University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ...........             200,000             232,208
                                                                                                                         -----------
                                                                                                                           9,182,840
                                                                                                                         -----------

MASSACHUSETTS 7.4%

Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded,
   6.00%, 11/01/21 .........................................................................           3,700,000           3,771,854
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%,
   3/01/18 .................................................................................           1,125,000           1,092,746
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
   Refunding, Series A, AMBAC Insured, 6.00%, 7/01/18 ......................................           4,455,000           4,504,183
Massachusetts State Health and Educational Facilities Authority Revenue,
   Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .........................          10,000,000          10,236,800
   Boston Medical Center, Series A, MBIA Insured, 5.00%, 7/01/29 ...........................           2,785,000           2,478,121
   Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18 ......................           2,000,000           1,878,520
   Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ......................           5,000,000           4,463,900
   Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .....................           5,000,000           4,589,300
   Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ...........................           3,000,000           2,680,230
   Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ....................           1,000,000             957,480
   Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ...           9,220,000           9,832,577
   Massachusetts Medical Center, Series A, AMBAC Insured, Pre-Refunded, 7.10%, 7/01/21 .....           1,000,000           1,042,200
   McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 ..................           1,085,000           1,148,494
   Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ........................           8,500,000           8,861,250
   Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................          12,200,000          11,762,630
   Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...............................           8,000,000           7,369,760

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

MASSACHUSETTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
   Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .............................         $  1,120,000         $  1,168,574
   Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ...............              880,000              931,119
   Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ..................            2,000,000            2,036,060
Massachusetts State Industrial Finance Agency Revenue,
   Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 .................            3,000,000            3,183,570
   Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...            5,000,000            5,269,550
   Suffolk University, AMBAC Insured, 5.25%, 7/01/17 .....................................            3,000,000            2,960,220
Massachusetts State Port Authority Revenue,
   Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 .....................................            4,000,000            4,068,080
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ....................            1,590,000            1,575,801
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ....................            1,560,000            1,540,094
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ....................            2,155,000            2,118,106
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ....................            2,910,000            2,855,467
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub.
   lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..............................            2,100,000            1,915,494
Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%,
   10/15/10 ..............................................................................            2,000,000            2,047,040
Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ........................            2,300,000            2,351,175
                                                                                                                        ------------
                                                                                                                         110,690,395
                                                                                                                        ------------

MICHIGAN 3.8%

Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 .....................            1,000,000              923,860
Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ............................            6,000,000            5,474,940
Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 ..............................            7,250,000            7,239,343
Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial
   Hospital, Series A, AMBAC Insured, 5.25%, 6/01/17 .....................................              500,000              489,070
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
   Hospital, Refunding and Improvement,
   MBIA Insured, 5.875%, 5/15/26 .........................................................            5,500,000            5,582,665
   Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 .................................            2,000,000            2,136,760
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
   Refunding, Series D, FSA Insured, 6.10%, 4/01/19 ......................................            5,000,000            5,205,450
Michigan State Hospital Finance Authority Revenue,
   Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 .......            2,000,000            1,913,180
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ...........            6,725,000            6,238,648
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ............           10,000,000            8,947,500
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ...............            2,500,000            2,606,375
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
   Pollution Project, Refunding,
   FGIC Insured, 6.875%, 12/01/21 ........................................................              200,000              208,086
   Series BB, AMBAC Insured, 7.00%, 5/01/21 ..............................................              250,000              298,005
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 ...................            3,400,000            3,275,288
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ............................            3,845,000            3,772,637
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .......................            3,180,000            3,067,110
                                                                                                                        ------------
                                                                                                                          57,378,917
                                                                                                                        ------------

MINNESOTA 3.5%

Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%,
   1/20/31 ...............................................................................            2,000,000            2,068,940
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ....................           12,280,000           12,313,524
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
   2/01/22 ...............................................................................            2,025,000            2,065,763
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B,
   AMBAC Insured, 5.50%, 1/01/18 .........................................................            2,100,000            2,088,219
Sauk Rapids Independent School District Number 47 GO, MBIA Insured, 5.75%,
   2/01/26 ...............................................................................           11,850,000           12,091,029
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A,
   AMBAC Insured, 5.75%, 1/01/18 .........................................................            2,870,000            2,903,579
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota
   Obligated Group, Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 ...................            7,000,000            6,844,530
Washington County GO,
   Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ......            1,200,000            1,231,944
   Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ..........            2,415,000            2,484,455
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA
   Insured, 6.125%, 1/01/16 ..............................................................            8,350,000            8,372,211
                                                                                                                        ------------
                                                                                                                          52,464,194
                                                                                                                        ------------


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment
   Facilities, Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ...........................         $   200,000         $   265,870
                                                                                                                         -----------
MISSOURI .8%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA Insured,
  5.55%, 8/01/25 ...........................................................................             340,000             336,362
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
  Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ..........................           1,000,000           1,039,290
Saint Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured,
  6.375%, 3/15/07 ..........................................................................           2,850,000           2,975,172
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ...........................             215,000             216,191
St. Louis Municipal Finance Corp. Leasehold Revenue,
  City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ..................           2,000,000           2,092,760
  Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ....................           2,025,000           2,168,694
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ......................           2,950,000           3,067,735
                                                                                                                         -----------
                                                                                                                          11,896,204
                                                                                                                         -----------

MONTANA 1.0%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured,
  6.80%, 3/01/22 ...........................................................................           4,475,000           4,695,170
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ..............................             750,000             788,700
Montana State Board Workers Compensation Investment Program, MBIA Insured, ETM,
  6.875%, 6/01/20 ..........................................................................           8,500,000           8,806,595
Montana State University Revenue, Higher Education Facilities, Acquisition and
  Improvement, Series C, MBIA Insured, 6.00%, 11/15/14 .....................................           1,000,000           1,002,000
                                                                                                                         -----------
                                                                                                                          15,292,465
                                                                                                                         -----------

NEBRASKA .6%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
  MBIA Insured, ETM, 6.70%, 6/01/22 ........................................................           2,500,000           2,836,125
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
  6.20%, 12/01/14 ..........................................................................           2,000,000           2,113,760
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding,
  Series A, AMBAC Insured, 6.00%,
  4/01/15 ..................................................................................           2,000,000           2,070,820
  4/01/17 ..................................................................................           1,350,000           1,381,185
Nebraska Educational Finance Authority Revenue, Creighton University Project,
  AMBAC Insured, 5.95%, 1/01/11 ............................................................           1,000,000           1,063,540
                                                                                                                         -----------
                                                                                                                           9,465,430
                                                                                                                         -----------

NEVADA .4%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ......................           1,000,000             990,310
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...................................             250,000             285,095
Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 .......................           4,000,000           4,667,480
                                                                                                                         -----------
                                                                                                                           5,942,885
                                                                                                                         -----------

NEW HAMPSHIRE .7%
New Hampshire Higher Education and Health Facilities Authority Revenue,
  Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ...........................           6,750,000           6,810,480
  University System, Refunding, MBIA Insured, 6.25%, 7/01/20 ...............................           4,000,000           4,129,480
                                                                                                                         -----------
                                                                                                                          10,939,960
                                                                                                                         -----------

NEW JERSEY 1.0%
Essex County Improvement Authority Lease, Jail and Youth House Projects, AMBAC
  Insured, Pre-Refunded, 7.00%, 12/01/24 ...................................................           3,000,000           3,349,320
Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
  AMBAC Insured, 6.00%, 12/01/20 ...........................................................           2,525,000           2,612,971
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .........................................           3,575,000           3,442,010
Mount Laurel Township Municipal Utility Authority, Utility System Revenue,
  Refunding, Series A, MBIA Insured, 6.00%, 7/01/15 ........................................             785,000             810,544
  Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 .....................................           1,215,000           1,283,016
New Jersey Health Care Facilities Financing Authority Revenue, Muhlenberg Regional Medical
  Center, Series B, AMBAC Insured, 8.00%, 7/01/18 ..........................................           3,000,000           3,010,710
New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured,
  6.50%, 1/01/16 ...........................................................................             300,000             340,128
                                                                                                                         -----------
                                                                                                                          14,848,699
                                                                                                                         -----------

NEW MEXICO .5%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
  6.375%, 12/15/22 .........................................................................           5,000,000           5,166,050
Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ............           2,000,000           2,097,740
New Mexico Mortgage Finance Authority SFM Program, Series C, FGIC Insured, 8.625%,
  7/01/17 ..................................................................................             570,000             572,024
                                                                                                                         -----------
                                                                                                                           7,835,814
                                                                                                                         -----------





FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                   AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEW YORK 6.1%
Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ...................         $   900,000         $ 1,022,697
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC
   Insured, 5.375%, 6/01/27 ................................................................           3,945,000           3,790,672
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranty, FSA
   Insured, 5.75%, 8/01/29 .................................................................           5,000,000           5,040,000
New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12 ....             105,000             110,941
New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
   5.80%, 7/01/26 ..........................................................................           2,000,000           2,030,160
New York State Dormitory Authority Revenue,
   Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ........................................           4,000,000           4,126,120
   Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .................           1,500,000           1,548,750
   Pace University, MBIA Insured, 5.70%, 7/01/22 ...........................................           7,500,000           7,582,125
   Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ................................           2,500,000           2,537,750
   Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ...................................             695,000             707,357
   St. John's University, MBIA Insured, 5.70%, 7/01/26 .....................................          15,000,000          15,111,450
   Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ..................................           4,000,000           3,833,240
New York State Energy Research and Development Authority Electric Facilities Revenue,
   Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27 .....................           5,000,000           5,075,300
New York State Energy Research and Development Authority PCR,
   Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 .........           3,500,000           3,628,100
   Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ...           5,000,000           5,189,400
New York State Medical Care Facilities Finance Agency Revenue, North Shore University
   Hospital, Mortgage Project, Series A, MBIA Insured, Pre-Refunded, 7.20%, 11/01/20 .......           3,000,000           3,072,930
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International
   Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 ........................................           9,000,000           9,354,600
Port Authority of New York and New Jersey Revenue, Consolidated, 102nd Series,
   MBIA Insured,
   5.625%, 10/15/17 ........................................................................           5,000,000           5,055,300
   5.875%, 10/15/27 ........................................................................          10,000,000          10,139,200
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
   Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ......................................           1,495,000           1,396,240
                                                                                                                         -----------
                                                                                                                          90,352,332
                                                                                                                         -----------

NORTH CAROLINA 1.9%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...............................           1,000,000           1,010,070
Catawba County Hospital Revenue, Catawba Memorial Hospital Project, Refunding,
   AMBAC Insured, 5.00%, 10/01/17 ..........................................................           1,125,000           1,070,359
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
   MBIA Insured, 5.00%, 10/01/28 ...........................................................           7,000,000           6,306,860
North Carolina Medical Care Commission Health Care Facilities Revenue, Novant
   Health Project, Series B, MBIA Insured, 5.00%, 10/01/28 .................................          11,300,000          10,172,034
North Carolina Medical Care Commission Hospital Revenue,
   Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ...................................           5,000,000           4,759,850
   Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ..............           5,000,000           4,595,000
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, MBIA Insured, ETM,
   6.50%, 1/01/10 ..........................................................................              20,000              22,290
                                                                                                                         -----------
                                                                                                                          27,936,463
                                                                                                                         -----------

NORTH DAKOTA .4%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
   MBIA Insured, 5.625%, 8/15/27 ...........................................................           5,390,000           5,327,153
North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC
   Insured, 6.75%, 6/01/11 .................................................................             300,000             304,914
                                                                                                                         -----------
                                                                                                                           5,632,067
                                                                                                                         -----------

OHIO 4.5%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%,
   9/01/14 .................................................................................           2,000,000           2,047,060
Cleveland Airport Systems Revenue, Series A, FSA Insured, 5.125%, 1/01/27 ..................
Cleveland Waterworks Revenue, ..............................................................           6,000,000           5,539,800
   Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ........................           2,750,000           2,570,920
   Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ...................................           1,625,000           1,700,774
Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., Refunding, AMBAC
   Insured, 5.50%, 1/15/30 .................................................................           5,000,000           4,892,750
Elyria GO, FGIC Insured, 5.40%, 12/01/17 ...................................................           2,400,000           2,414,064
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
   5.00%, 12/01/27 .........................................................................           3,250,000           3,000,173
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .................           3,015,000           2,954,399
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..............           1,750,000           1,799,420
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC Insured,
   5.375%, 11/15/29 ........................................................................           5,000,000           4,804,050
Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ..............................           7,500,000           7,232,100



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                   AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
OHIO (CONT.)
Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 .....................................         $ 2,225,000         $ 2,294,398
Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of
   Beneficial Interest, AMBAC Insured, 5.375%, 2/15/24 .....................................           5,500,000           5,409,855
Ohio State Turnpike Commission Revenue, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 2/15/26 ..........................................................................          14,000,000          14,902,440
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%,
   6/01/24 .................................................................................           2,950,000           2,800,347
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 .......................           3,100,000           3,115,810
                                                                                                                        ------------
                                                                                                                          67,478,360
                                                                                                                        ------------

OKLAHOMA .6%
Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ..................             410,000             427,101
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ..........................             300,000             322,344
Muskogee County, HFAR, SFMR, Refunding, Series A, FGIC Insured, 7.60%, 12/01/10 ............              25,000              25,449
Oklahoma State Turnpike Authority Revenue, First Senior, Series A, AMBAC Insured,
   6.00%, 1/01/12 ..........................................................................           2,000,000           2,081,800
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA
   Insured, 6.20%, 3/01/20 .................................................................           1,625,000           1,710,540
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured,
   6.95%, 12/01/22 .........................................................................             145,000             150,155
Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured,
   Pre-Refunded, 6.75%, 12/01/14 ...........................................................           3,270,000           3,612,794
                                                                                                                        ------------
                                                                                                                           8,330,183
                                                                                                                        ------------

OREGON 2.1%
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ...........           3,000,000           3,212,850
Clackamas Community College District, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ...........           2,500,000           2,658,600
Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured,
   5.60%, 6/01/09 ..........................................................................           1,500,000           1,534,545
Josephine County School District No. 7, FGIC Insured, Pre-Refunded, 5.70%, 6/01/13 .........           5,000,000           5,215,050
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A,
   MBIA Insured, 5.00%, 8/15/24 ............................................................           2,250,000           2,101,185
Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured,
   5.625%, 12/01/22 ........................................................................           1,000,000           1,005,380
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
   11/15/12 ................................................................................             700,000             722,148
Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 ..........           1,500,000           1,507,530
Oregon State Department of Administrative Services COP, Series A,
   AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 .............................................           5,000,000           5,380,100
   MBIA Insured, 5.70%, 5/01/17 ............................................................           1,000,000           1,024,350
Port of Portland International Airport Revenue, Portland International Airport,
   Series 11, FGIC Insured, 5.625%, 7/01/26 ................................................           1,000,000             996,530
Washington County Unified Sewer Agency Revenue, senior lien,
   FGIC Insured, 5.50%, 10/01/16 ...........................................................           1,845,000           1,874,944
   Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .................................           1,000,000           1,062,070
Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of
   St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%,
   8/01/12 .................................................................................           3,000,000           3,160,770
                                                                                                                        ------------
                                                                                                                          31,456,052
                                                                                                                        ------------

PENNSYLVANIA 2.6%
Allegheny County Hospital Development Authority Revenue, Health System, Series A,
   6.50%, 11/15/30 .........................................................................          10,000,000          10,649,800
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ....................           2,000,000           2,143,900
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
   Series B, Connie Lee Insured, Pre-Refunded, 6.375%, 7/01/18 .............................           5,000,000           5,257,450
Lehigh County General Purpose Authority Revenue, Hospital Healtheast Inc., Refunding,
   Series A, MBIA Insured, 7.00%, 7/01/15 ..................................................             100,000             102,816
Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured,
   6.70%, 12/01/21 .........................................................................           8,000,000           8,360,000
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM,
   6.00%, 9/01/19 ..........................................................................             500,000             533,685
Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P,
   AMBAC Insured, 6.00%, 12/01/17 ..........................................................             500,000             514,985
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
   6.10%, 6/15/25 ..........................................................................           4,000,000           4,113,320
Philadelphia Water and Wastewater Revenue, FSA Insured,
   5.50%, 6/15/15 ..........................................................................             665,000             672,441
   Pre-Refunded, 5.50%, 6/15/15 ............................................................             335,000             350,531
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
   Tax, AMBAC Insured, 5.25%, 2/01/31 ......................................................           6,000,000           5,669,580
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured,
   ETM, 7.25%, 9/01/14 .....................................................................              90,000             106,710
                                                                                                                        ------------
                                                                                                                          38,475,218
                                                                                                                        ------------

RHODE ISLAND 1.3%
Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ........           2,100,000           2,220,750
Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .......................................           3,000,000           3,066,720
Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment
   System, MBIA Insured, 5.80%, 9/01/22 ....................................................           7,785,000           7,833,635
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B,
   AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 .............................................           2,000,000           2,191,220





FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
RHODE ISLAND (CONT.)
Rhode Island State GO, Series A, FGIC Insured,
   6.25%, 6/15/07 ........................................................................          $   145,000          $   152,001
   Pre-Refunded, 6.25%, 6/15/07 ..........................................................               30,000               31,512
Rhode Island State Health and Educational Building Corp. Revenue,
   Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured, ...........            2,000,000            2,245,900
   Pre-Refunded, 7.25%, 11/15/24 .........................................................
   Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ............            1,750,000            1,759,345
                                                                                                                        ------------
                                                                                                                          19,501,083
                                                                                                                        ------------

SOUTH CAROLINA .3%
Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
   6.00%, 1/01/16 ........................................................................              250,000              256,158
Edgefield County School District, Refunding, FSA Insured, ETM, 8.50%, 2/01/01 ............              250,000              254,153
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, ........              200,000              220,014
   1/01/21 ...............................................................................
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan
   Program, Series A, FSA Insured, ETM, 7.125%, 7/01/17 ..................................            3,000,000            3,545,370
Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA
   Insured, Pre-Refunded, 5.50%, 6/01/27 .................................................              500,000              531,245
                                                                                                                        ------------
                                                                                                                           4,806,940
                                                                                                                        ------------

SOUTH DAKOTA 1.0%
Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ............................................            5,000,000            4,821,300
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ................................            4,800,000            4,864,656
Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ........................            1,955,000            1,987,981
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .......................            2,720,000            3,175,600
South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding,
   Series A, MBIA Insured, 5.50%, 4/01/17 ................................................               20,000               20,102
                                                                                                                        ------------
                                                                                                                          14,869,639
                                                                                                                        ------------

TENNESSEE 1.0%
Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A,
   MBIA Insured, 6.00%, 7/01/24 ..........................................................            1,400,000            1,413,566
Johnson City Health and Educational Facilities Board Hospital Revenue,
   Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ............................            2,780,000            2,621,596
   Series 2000 B, MBIA Insured, ETM, 5.125%, 7/01/25 .....................................            2,220,000            2,093,504
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding
   and Improvement, MBIA Insured, 5.25%, 7/01/28 .........................................            8,500,000            8,036,580
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%,
   7/01/15 ...............................................................................              200,000              207,462
                                                                                                                        ------------
                                                                                                                          14,372,708
                                                                                                                        ------------

TEXAS 12.1%
Austin Combined Utility System Revenue,
   BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ...........................................            1,000,000            1,067,880
   Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 ..................................            3,000,000            3,074,130
Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
   5.625%, 11/15/21 ......................................................................            2,355,000            2,347,558
   5.80%, 11/15/29 .......................................................................           13,750,000           13,934,388
Austin Utility System Revenue, Refunding, FGIC Insured, 6.00%, 5/15/15 ...................               15,000               15,021
Bell County Health Facilities Development Corp. Revenue, Hospital Cook Children's
   Medical, Refunding, FSA Insured, 5.30%, 12/01/23 ......................................            5,000,000            4,774,650
Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 .........................            2,205,000            2,235,297
Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding,
   Series A, AMBAC Insured, 6.70%, 3/01/17 ...............................................            2,000,000            2,090,840
Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, ETM,
   6.30%, 1/01/17 ........................................................................           12,230,000           12,884,917
Dallas-Fort Worth International Airport Revenue, Joint Series A, FGIC Insured,
   6.00%, 11/01/21 .......................................................................            2,210,000            2,264,499
East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .........................              425,000              436,263
Faulkey Gully MUD GO, AMBAC Insured,
   6.625%, 3/01/07 .......................................................................              295,000              303,357
   Pre-Refunded, 6.625%, 3/01/07 .........................................................            1,225,000            1,264,494
Fort Bend County Levee ID No. 011, AMBAC Insured, 6.00%,
   9/01/21 ...............................................................................            1,395,000            1,428,089
   9/01/22 ...............................................................................            1,495,000            1,529,161
   9/01/23 ...............................................................................            1,610,000            1,646,080
Grand Prairie Health Facilities Development Corp., Dallas-Fort Worth Medical
   Center Project, Refunding, AMBAC Insured, 6.875%, 11/01/10 ............................            2,700,000            2,811,321
Harris County Health Facilities Development Corp. Revenue, Christus Health,
   Refunding, Series A, MBIA Insured, 5.375%, 7/01/29 ....................................           22,000,000           20,550,860
Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured,
   7.40%, 2/15/10 ........................................................................            2,350,000            2,670,987




FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                    PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TEXAS (CONT.)
Harris County Toll Road,
   senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 ..................................         $  1,580,000         $  1,651,084
   senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 .................................              240,000              241,392
   Series A, FGIC Insured, 6.50%, 8/15/11 ................................................               35,000               36,855
Houston Airport System Revenue, sub. lien, Series A, FGIC Insured, 6.75%, 7/01/21 ........            2,500,000            2,589,675
Houston Water and Sewer System Revenue,
   junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 .....................              880,000              908,336
   junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 .......................              500,000              510,860
   junior lien, Series B, FGIC Insured, 5.75%, 12/01/30 ..................................           10,000,000           10,122,500
   junior lien, Series C, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ..................               55,000               57,399
   junior lien, Series C, FGIC Insured, 5.375%, 12/01/27 .................................            3,800,000            3,665,480
   Series A, MBIA Insured, 6.375%, 12/01/22 ..............................................            1,840,000            1,913,287
   Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 ................................            4,540,000            4,814,988
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, BIG Insured,
   8.875%, 12/01/12 ......................................................................              335,000              335,248
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co.
   Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ............................           12,850,000           12,969,505
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc.
   Project, Refunding,
   Series A, MBIA Insured, 5.25%, 11/01/29 ...............................................            3,185,000            2,956,604
   Series B, MBIA Insured, 5.15%, 11/01/29 ...............................................            2,750,000            2,550,680
Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 .......................            6,000,000            6,644,220
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
   AMBAC Insured, 5.45%, 2/15/25 .........................................................            1,450,000            1,424,959
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
   Refunding, FGIC Insured, 6.55%, 10/01/22 ..............................................            3,250,000            3,390,075
San Antonio Water Revenue,
   Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ...............................            3,250,000            3,230,013
   senior lien, MBIA Insured, 6.50%, 5/15/10 .............................................            2,920,000            3,061,182
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
   5.125%, 8/15/20 .......................................................................            2,870,000            2,740,534
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ......................            2,500,000            2,583,950
Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA ........            1,025,000            1,067,322
   Insured, 6.40%, 1/01/22 ...............................................................
Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 .......            1,140,000            1,174,075
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
   Methodist Health, MBIA Insured, ETM, 6.00%, 9/01/24 ...................................            3,250,000            3,451,533
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth
   Osteopathic Hospital, MBIA Insured, 5.125%, 5/15/21 ...................................            2,905,000            2,726,778
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal
   Hospitals, Refunding, Series B, MBIA Insured,
   6.25%, 8/15/22 ........................................................................            2,500,000            2,570,275
   6.375%, 8/15/23 .......................................................................            4,885,000            5,056,903
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC
   Insured, 5.00%, 1/01/20 ...............................................................            7,250,000            6,837,838
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical
   Center Project,
   Series B, FSA Insured, 5.50%, 11/01/17 ................................................            1,000,000            1,000,630
   Series C, FSA Insured, 5.60%, 11/01/27 ................................................            1,430,000            1,408,307
   Series D, FSA Insured, 5.375%, 11/01/27 ...............................................            9,700,000            9,266,410
                                                                                                                        ------------
                                                                                                                         180,288,689
                                                                                                                        ------------

US TERRITORIES
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ...............              560,000              564,900
                                                                                                                         -----------
UTAH .9%
Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA
   Insured, 5.75%, 7/01/19 ...............................................................            3,250,000            3,310,450
Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%,
   9/15/15 ...............................................................................               40,000               56,186
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
   8/15/21 ...............................................................................            5,000,000            4,797,500
   8/15/26 ...............................................................................            5,000,000            4,742,250
Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%,
   11/01/15 ..............................................................................            1,080,000            1,127,779
                                                                                                                        ------------
                                                                                                                          14,034,165
                                                                                                                        ------------

VERMONT .5%
Vermont HFA, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 .............            6,630,000            6,742,909
Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ......................            1,000,000            1,038,980
                                                                                                                        ------------
                                                                                                                           7,781,889
                                                                                                                        ------------




FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                   AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
VIRGINIA 1.7%
Chesapeake Bay Bridge and Tunnel Commission District Revenue, General
   Resolution, MBIA Insured, Pre-Refunded, 5.75%, 7/01/25 ..................................         $ 9,850,000         $ 9,965,442
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA
   Insured, 6.00%, 6/01/12 .................................................................           5,000,000           5,293,400
Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
   Pre-Refunded, 6.50%, 10/01/24 ...........................................................           1,000,000           1,086,190
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA
   Insured, 5.00%, 7/01/28 .................................................................           3,405,000           3,181,973
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ...........           3,850,000           3,790,749
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah
   University Project, MBIA Insured,
   5.00%, 10/01/18 .........................................................................           1,000,000             963,100
   5.25%, 10/01/28 .........................................................................           1,420,000           1,377,372
                                                                                                                         -----------
                                                                                                                          25,658,226
                                                                                                                         -----------

WASHINGTON 5.6%

Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ............             900,000             939,753
Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 .........................             850,000             864,059
Grant County PUD No. 2, Wanapum Hydroelectric Revenue, Series B, AMBAC Insured,
   6.75%, 1/01/23 ..........................................................................           1,060,000           1,104,552
   Pre-Refunded, 6.75%, 1/01/23 ............................................................             940,000             984,321
King County Public Hospital District No. 001 Hospital Facilities Revenue, Valley
   Medical Center, King County Sewer, MBIA Insured,
   6.125%, 1/01/33 .........................................................................           3,000,000           3,074,070
Kitsap County School District No. 100-C, MBIA Insured, Pre-Refunded, 6.60%,
   12/01/08 ................................................................................           1,015,000           1,054,514
Klickitat County PUD No. 001 Electric Revenue, FGIC Insured,
   5.65%, 10/01/15 .........................................................................           1,000,000           1,016,880
   5.75%, 10/01/27 .........................................................................           1,000,000           1,007,070
Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded,
   6.60%, 12/01/11 .........................................................................           1,040,000           1,125,790
Pierce County GO, School District No. 003, Puyallup, FGIC Insured, 5.70%,
   12/01/15 ................................................................................           1,000,000           1,027,920
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .........................................           2,000,000           2,064,060
Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ....................           2,890,000           3,122,067
Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured,
   Pre-Refunded, 6.30%, 1/01/33 ............................................................          11,000,000          11,656,590
Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ................................           2,000,000           2,003,340
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured,
   ETM, 6.65%, 1/01/16 .....................................................................           4,250,000           4,443,333
Spokane Public Facilities District Hotel, Motel, and Sales Use Tax Revenue,
   Multi-Purpose Arena Project, AMBAC Insured, 6.50%, 1/01/18 ..............................           5,000,000           5,197,000
Tacoma Electric System Revenue,
   AMBAC Insured, 6.25%, 1/01/11 ...........................................................             470,000             488,509
   AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 .............................................              30,000              31,657
   Refunding, FGIC Insured, 6.25%, 1/01/15 .................................................           6,190,000           6,482,292
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ........................................           3,400,000           3,412,682
Thurston and Pierce Counties Community Schools, Series B, AMBAC Insured, 6.65%,
   12/01/09 ................................................................................           1,305,000           1,396,950
Washington State Health Care Facilities Authority Revenue,
   Providence Services, MBIA Insured, 5.50%, 12/01/26 ......................................           7,000,000           6,819,190
   Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ......................          14,000,000          13,589,100
Washington State Housing Finance Commission MFMR, Series A, GNMA Secured, 7.70%,
   7/01/32 .................................................................................           2,825,000           2,863,477
Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
   Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .......................................             420,000             432,424
Washington State University Revenues, Housing and Dining System, Refunding, MBIA
   Insured, 6.40%, 10/01/24 ................................................................           6,130,000           6,375,323
Western Washington University Revenue, Housing and Dining System,
   MBIA Insured, 6.375%, 10/01/22 ..........................................................              80,000              82,078
   Refunding, MBIA Insured, 6.70%, 10/01/11 ................................................             235,000             240,057
   Refunding, MBIA Insured, 6.375%, 10/01/21 ...............................................             770,000             777,022
Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%,
   6/01/19 .................................................................................             350,000             361,823
                                                                                                                         -----------
                                                                                                                          84,037,903
                                                                                                                         -----------

WEST VIRGINIA 1.6%

Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co.,
   Series C, AMBAC Insured, 6.75%, 8/01/24 .................................................          11,560,000          12,412,319
Monongalia County Building Community Hospital Revenue, Monongalia General
   Hospital, Refunding, Series B, MBIA Insured,
   6.50%, 7/01/17 ..........................................................................           1,000,000           1,029,550
West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ............................           5,000,000           4,636,300
West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ...........           2,250,000           2,360,430
West Virginia State Water Development Authority Revenue, Loan Program,
   Refunding, Series A, FSA Insured, 7.00%, 11/01/25 .......................................           2,750,000           2,874,603
                                                                                                                         -----------
                                                                                                                          23,313,202
                                                                                                                         -----------




FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 WISCONSIN .4%

 Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 .......................................................        $    3,000,000        $    3,559,530
 Wisconsin State Health and Educational Facilities Authority Revenue, SSM Health
    Care, Refunding, Series AA, MBIA Insured,
    6.25%, 6/01/20 .....................................................................               500,000               512,460
 Wisconsin State Health and Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 ..................             1,152,000             1,164,200
    Series A, FSA Insured, 7.50%, 1/15/09 ..............................................               712,000               719,412
                                                                                                                     ---------------
                                                                                                                           5,955,602
                                                                                                                     ---------------

 WYOMING 1.3%

 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society,
    Refunding, MBIA Insured, 5.90%, 1/01/16 ............................................               500,000               511,595
 Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding,
    AMBAC Insured, 6.00%, 9/15/24 ......................................................             9,885,000            10,118,780
 Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 ............................             6,750,000             6,832,283
 Wyoming Municipal Power Agency Power Supply System Revenue, Series A, MBIA
    Insured, Pre-Refunded, 6.125%, 1/01/16 .............................................             2,000,000             2,111,760
                                                                                                                     ---------------
                                                                                                                          19,574,418
                                                                                                                     ---------------

 TOTAL LONG TERM INVESTMENTS (COST $1,437,791,449) .....................................                               1,468,662,487
                                                                                                                     ---------------
(a)SHORT TERM INVESTMENTS .7%
 ALABAMA .2%

 Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project,
    Refunding, Series D, Daily VRDN and Put,
    4.25%, 11/01/11 ....................................................................             2,150,000             2,150,000
                                                                                                                     ---------------
CONNECTICUT

 Connecticut State Health and Educational Facilities Authority Revenue, Yale
    University, Series T-1, Weekly VRDN and Put,
    3.90%, 7/01/29 .....................................................................               700,000               700,000
                                                                                                                     ---------------
 FLORIDA .2%

 St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN
    and Put, 4.25%, 3/01/27 ............................................................             3,000,000             3,000,000
                                                                                                                      --------------
 MICHIGAN .2%

 Michigan State Strategic Fund IDR, Norcor Manufacturing Inc. Project, Weekly
    VRDN and Put, 4.25%, 12/01/00 ......................................................             1,700,000             1,700,000
 University of Michigan Revenues, Hospital, Refunding, Series A-2, Daily VRDN &
    Put, 4.35%, 12/01/24 ...............................................................             1,325,000             1,325,000
                                                                                                                     ---------------
                                                                                                                           3,025,000
                                                                                                                     ---------------

 Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN
    and Put, 4.30%, 5/01/33 ............................................................             1,300,000             1,300,000
                                                                                                                     ---------------
 WASHINGTON

 Washington State Health Care Facilities Authority Revenue, Sisters of
    Providence, Series C, Daily VRDN and Put, 4.35%, 10/01/05 ..........................               700,000               700,000
                                                                                                                     ---------------
 TOTAL SHORT TERM INVESTMENTS (COST $10,875,000) .......................................                                  10,875,000
                                                                                                                     ---------------
 TOTAL INVESTMENTS (COST $1,448,666,449) 99.0% .........................................                               1,479,537,487
                                                                                                                     ---------------
 OTHER ASSETS, LESS LIABILITIES 1.0% ...................................................                                  14,524,343
                                                                                                                     ---------------
 NET ASSETS 100.0% .....................................................................                              $1,494,061,830
                                                                                                                     ===============


See glossary of terms on page 88.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                                  SIX MONTHS
                                                                     ENDED                    YEAR ENDED FEBRUARY 28,
                                                                   AUGUST 31,   --------------------------------------------------
                                                                     2000
CLASS A                                                           (UNAUDITED)     2000        1999       1998       1997   1996(d)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................           $10.75     $11.71      $11.75     $11.54     $11.65   $11.34
                                                                      ------     ------      ------     ------     ------   ------
Income from investment operations:
   Net investment income(a) ...............................              .29        .58         .59        .61        .63      .66
   Net realized and unrealized gains (losses) .............              .45      (.96)         .03        .35      (.10)      .31
                                                                      ------     ------      ------     ------     ------   ------
Total from investment operations ..........................              .74      (.38)         .62        .96        .53      .97
                                                                      ------     ------      ------     ------     ------   ------
Less distributions from:
   Net investment income ..................................            (.29)      (.58)       (.59)      (.61)      (.64)    (.66)
   In excess of net investment income .....................              -- (e)     --          --       (.01)        -- (f)   --
   Net realized gains .....................................              --         --        (.07)      (.13)        --       --
                                                                      ------     ------      ------     ------     ------   ------
Total distributions .......................................            (.29)      (.58)       (.66)      (.75)      (.64)    (.66)
                                                                      ------     ------      ------     ------     ------   ------
Net asset value, end of period ............................           $11.20     $10.75      $11.71     $11.75     $11.54   $11.65
                                                                      ======     ======      ======     ======     ======   ======
Total return(b) ...........................................            6.96%    (3.34)%       5.36%      8.50%      4.75%    8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................         $311,884   $306,531    $340,109   $328,147   $325,065  301,529
Ratios to average net assets:
   Expenses ...............................................            .70%(c)     .68%        .68%       .68%       .68%     .69%
   Net investment income ..................................           5.24%(c)    5.16%       4.99%      5.21%      5.51%    5.67%
Portfolio turnover rate ...................................           8.69%      25.75%       6.80%     30.46%     29.22%   10.29%

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................           $10.81     $11.76      $11.80     $11.59     $11.69   $11.36
                                                                      ------     ------      ------     ------     ------   ------
Income from investment operations:
   Net investment income(a) ...............................              .26        .52         .52        .55        .57      .50
   Net realized and unrealized gains (losses) .............              .45      (.96)         .03        .34      (.09)      .32
                                                                      ------     ------      ------     ------     ------   ------
Total from investment operations ..........................              .71      (.44)         .55        .89        .48      .82
                                                                      ------     ------      ------     ------     ------   ------
Less distributions from:
   Net investment income ..................................           (.26)(e)    (.51)       (.52)      (.55)     (.58)(f)  (.49)
   Net realized gains .....................................               --         --       (.07)      (.13)         --       --
                                                                      ------     ------      ------     ------     ------   ------
Total distributions                                                    (.26)      (.51)       (.59)      (.68)      (.58)    (.49)
                                                                      ------     ------      ------     ------     ------   ------
Net asset value, end of period                                        $11.26     $10.81      $11.76     $11.80     $11.59   $11.69
                                                                      ======     ======      ======     ======     ======   ======
Total return(b)                                                        6.62%    (3.78)%       4.74%      7.86%      4.22%    7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $27,296    $27,253     $26,271    $13,937     $6,378   $2,759
Ratios to average net assets:
   Expenses                                                           1.26%(c)    1.24%       1.24%      1.25%      1.25%   1.26%(c)
   Net investment income                                              4.68%(c)    4.60%       4.44%      4.59%      4.96%   5.06%(c)
Portfolio turnover rate                                                8.69%     25.75%       6.80%     30.46%     29.22%   10.29%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(e) Includes distributions in excess of net investment income in the amount of $.002.

(f) Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                         PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
Ashburnham and Westminister Regional School District, MBIA Insured, 6.00%, 12/15/13................     $ 2,700,000     $ 2,848,176
Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
         7/01/11...................................................................................       1,045,000       1,106,394
         7/01/12...................................................................................       1,045,000       1,104,513
         7/01/13...................................................................................         685,000         723,024
         7/01/14...................................................................................         755,000         794,207
Blackstone-Milville School District, AMBAC Insured, Pre-Refunded, 6.50%,
         5/01/08...................................................................................         705,000         742,464
         5/01/09...................................................................................         750,000         789,855
         5/01/10...................................................................................         795,000         837,246
Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23............      10,245,000      10,266,924
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16.............................       1,750,000       1,717,398
Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19..............       3,140,000       3,066,807
Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25..............................       4,000,000       4,063,680
Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA Secured,
   6.65%, 2/20/32..................................................................................       1,650,000       1,701,827
Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20...............................       1,000,000       1,013,230
Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
         10/15/08..................................................................................         500,000         521,570
         10/15/09..................................................................................         500,000         521,570
Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04.......................       1,000,000       1,090,060
Hudson GO, MBIA Insured, 6.00%,
         5/15/13...................................................................................         250,000         263,605
         5/15/14...................................................................................         240,000         252,226
Kingston GO, FGIC Insured, 5.50%, 11/15/19.........................................................       2,055,000       2,066,775
Lenox GO, Refunding, AMBAC Insured,
         6.60%, 10/15/11...........................................................................       1,000,000       1,042,650
         6.625%, 10/15/15..........................................................................         500,000         521,795
Lowell GO, FGIC Insured, 5.85%, 2/15/20............................................................       1,595,000       1,655,610
Ludlow GO, School Project, Limited Tax, MBIA Insured,
         7.30%, 11/01/07...........................................................................         210,000         243,655
         7.30%, 11/01/08...........................................................................         210,000         246,607
         7.40%, 11/01/09...........................................................................         210,000         250,902
Lynn Water and Sewer Commission General Revenue, Series A,
         FSA Insured, 5.125%, 12/01/17.............................................................       3,000,000       2,911,230
         MBIA Insured, Pre-Refunded, 7.25%, 12/01/10...............................................       4,000,000       4,106,800
Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17....................................       1,685,000       1,643,044
Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12...........................................         500,000         528,915
Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06........................       2,500,000       2,750,225
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
        Series C, FGIC Insured, 5.25%, 3/01/15.....................................................       2,000,000       2,020,220
        Series D, MBIA Insured, 5.00%, 3/01/27.....................................................       5,000,000       4,549,850
Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09....       1,335,000       1,367,788
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Series D, MBIA Insured,
   6.125%, 7/01/19 ................................................................................       4,395,000       4,506,281
Massachusetts State College Building Authority Project Revenue, Series 1, MBIA Insured, 5.375%,           5,000,000       4,900,200
   5/01/23.........................................................................................
Massachusetts State Development Finance Agency Revenue, Series A, GNMA Secured, 6.90%, 10/20/41....       2,090,000       2,312,230
Massachusetts State GO, Series B,
        AMBAC Insured, 6.50%, 8/01/11..............................................................       1,665,000       1,726,488
        MBIA Insured, 6.50%, 8/01/11...............................................................         855,000         886,575
Massachusetts State Health and Educational Facilities Authority Revenue,
        Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15................       1,500,000       1,547,865
        Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26............................       1,500,000       1,535,520
        Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19...........................       5,500,000       5,665,495
        Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13.................       1,800,000       1,822,392
        Boston College, Series J, FGIC Insured, 6.625%, 7/01/21....................................          20,000          20,614
        Boston College, Series J, FGIC Insured, Pre-Refunded, 6.625%, 7/01/21......................       2,230,000       2,315,677
        Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23..................       1,000,000         944,080
        Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16...................       2,200,000       2,272,336
        Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09.....       1,000,000       1,061,190

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18.........................        $ 3,500,000     $ 3,471,895
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25.........................          7,720,000       7,474,118
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15............          1,000,000       1,032,930
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23........................         21,730,000      20,806,040
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15..........          2,500,000       2,579,775
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20.......          7,000,000       7,465,080
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15......................          1,280,000       1,354,906
    Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16.....................................          2,400,000       2,462,328
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24...............................          6,500,000       6,760,260
    New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22.....          1,895,000       2,003,375
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18...........................          1,300,000       1,332,721
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25...........................          6,750,000       6,896,813
    Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10..........................          1,250,000       1,277,325
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22............................          3,900,000       4,065,750
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24.........................          5,000,000       4,820,750
    Series I, MBIA Insured, 6.125%, 7/01/17.....................................................            610,000         627,141
    Simmon College, Series C, MBIA Insured, 5.125%, 10/01/28....................................          2,100,000       1,934,562
    Springfield College, AMBAC Insured, 5.00%, 10/15/27.........................................          2,500,000       2,247,050
    Stonehill College, MBIA Insured, 6.55%, 7/01/12.............................................            495,000         520,200
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20...................................          1,550,000       1,617,224
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12.....................            395,000         417,602
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20.....................          1,450,000       1,534,231
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26..................................          1,690,000       1,709,993
    Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22............................          3,000,000       3,088,560
    Tufts University, FGIC Insured, 5.95%, 8/15/18..............................................          4,000,000       4,062,840
    University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29...............          4,000,000       4,099,600
    Wellesley College, Series F, 5.125%, 7/01/39................................................          2,500,000       2,290,550
    Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30..................................          1,770,000       1,774,637
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26....................................          2,500,000       2,439,200
Massachusetts State HFA,
(b) Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30............................          2,000,000       2,000,000
    Housing Revenue, SF, Series 53, MBIA Insured, 6.15%, 12/01/29...............................          2,500,000       2,543,625
    Housing Revenue, SF, Series 57, MBIA Insured, 5.55%, 6/01/25................................          4,700,000       4,558,201
    MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21.......................            430,000         507,809
Massachusetts State HFAR, SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30.......................          4,915,000       4,691,957
Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at
    Taunton Project, GNMA Secured, 5.50%, 6/20/40...............................................          2,000,000       1,877,620
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric
    Co., Series A, AMBAC Insured, 5.875%, 7/01/17...............................................          4,000,000       4,106,720
Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22.......................          3,105,000       3,294,995
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15.........          2,010,000       2,118,359
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27..........................................          1,560,000       1,540,484
    St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21.......................................          2,665,000       2,624,332
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27...........................................          4,000,000       3,790,600
    Trustees Deerfield Academy, 5.25%, 10/01/27.................................................          2,800,000       2,664,116
    Western New England College, AMBAC Insured, 5.00%, 7/01/28..................................          4,000,000       3,616,480
    WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28.......................          3,500,000       3,175,340
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17...................          3,720,000       3,607,135
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21.........          2,000,000       1,995,040
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27........          4,000,000       3,690,160
Massachusetts State Port Authority Revenue,
    Series A, FSA Insured, 5.125%, 7/01/17......................................................          5,000,000       4,854,250
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19..........................          2,215,000       2,203,349
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22..........................          2,310,000       2,274,149
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29...........................          7,450,000       7,454,396
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39...........................          1,000,000         996,820
    US Airways Project, MBIA Insured, 6.00%, 9/01/21............................................          4,700,000       4,820,602
    US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23.................................          4,500,000       4,549,905

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------


LONG TERM INVESTMENTS (CONT.)

Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ...........................................................  $10,000,000     $  8,944,600
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37.....................................   10,000,000        9,121,400
    sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29.................................................    5,000,000        4,738,900
Massachusetts State Water Pollution Abatement Trust Revenue, Massachusetts Water Revenue Authority
  Program, Refunding, Sub Series A, 5.75%, 8/01/29....................................................    5,000,000        5,063,700
Massachusetts State Water Resource Authority Revenue,
    Refunding, Series A, FGIC Insured, 5.75%, 8/01/39 ................................................    9,275,000        9,394,091
    Refunding, Series B, MBIA Insured, 5.00%, 3/01/22 ................................................    1,500,000        1,383,045
Melrose Municipal Purpose GO, MBIA Insured,
    6.00%, 8/15/11 ...................................................................................      200,000          211,986
    6.05%, 8/15/12 ...................................................................................      200,000          211,600
    6.10%, 8/15/13 ...................................................................................      200,000          211,658
    6.10%, 8/15/14 ...................................................................................      200,000          210,994
Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10 ..........................................................................................      450,000          470,849
    1/15/11 ..........................................................................................      425,000          444,010
    1/15/12 ..........................................................................................      375,000          392,460
    1/15/13 ..........................................................................................      300,000          313,692
North Andover Municipal Purpose GO, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ........................      300,000          309,207
Plymouth County COP, Correctional Facility Project, AMBAC Insured, 5.00%, 4/01/22 ....................    3,500,000        3,226,440
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ......................       60,000           61,246
Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured, 5.375%, 6/15/33 ....    5,000,000        4,831,500
Salem GO, AMBAC Insured,
    6.70%, 8/15/05 ...................................................................................      425,000          441,783
    6.80%, 8/15/07 ...................................................................................      500,000          520,340
Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ..................    3,000,000        3,069,840
South Essex Sewer District GO,
    AMBAC Insured, 6.25%, 11/01/11 ...................................................................      330,000          343,081
    Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 .............................................    2,800,000        3,096,660
Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 .......................................................    2,375,000        2,481,970
Whately GO, AMBAC Insured,
    6.20%, 1/15/07 ...................................................................................      215,000          223,532
    6.30%, 1/15/08 ...................................................................................      215,000          223,931
    6.40%, 1/15/10 ...................................................................................      200,000          208,840
Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .....................................    1,335,000        1,409,560
                                                                                                                        ------------
TOTAL LONG TERM INVESTMENTS (COST $327,569,848).......................................................                   334,132,600
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .9%
Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
  Series D, MBIA Insured, Daily VRDN and Put, 4.25%, 1/01/35..........................................      400,000          400,000
  Series E, Daily VRDN and Put, 4.25%, 1/01/35........................................................    2,700,000        2,700,000
                                                                                                                        ------------
TOTAL SHORT TERM INVESTMENTS (COST $3,100,000) .......................................................                     3,100,000
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $330,669,848) 99.4%...........................................................                   337,232,600
OTHER ASSETS, LESS LIABILITIES .6% ...................................................................                     1,946,780
                                                                                                                        ------------
NET ASSETS 100.0%.....................................................................................                  $339,179,380
                                                                                                                        ============




See glossary of terms on page 88

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                           SIX MONTHS
                                                             ENDED                      YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31,   -------------------------------------------------------
                                                             2000
CLASS A                                                   (UNAUDITED)      2000(d)      1999        1998       1997        1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
(for a share outstanding throughout the period)
Net asset value, beginning of period.................        $11.37        $12.28      $12.20      $12.00     $12.09      $11.76
                                                         ----------    ----------  ----------  ---------- ----------  ----------
Income from investment operations:
  Net investment income(a)...........................           .30           .60         .61         .63        .66         .68
  Net realized and unrealized gains (losses).........           .44          (.91)        .13         .34       (.09)        .34
                                                         ----------    ----------  ----------  ---------- ----------  ----------
Total from investment operations.....................           .74          (.31)        .74         .97        .57        1.02
                                                         ----------    ----------  ----------  ---------- ----------  ----------
Less distributions from:
  Net investment income..............................          (.30)         (.60)       (.61)       (.63)      (.66)       (.69)
  In excess of net investment income.................            --(e)         --          --        (.01)      --  (e)     --  (f)
  Net realized gains.................................            --            --(g)     (.05)       (.13)        --          --
                                                         ----------    ----------  ----------  ---------- ----------  ----------
Total distributions..................................          (.30)         (.60)       (.66)       (.77)      (.66)       (.69)
                                                         ----------    ----------  ----------  ---------- ----------  ----------
Net asset value, end of period.......................        $11.81        $11.37      $12.28      $12.20     $12.00      $12.09
                                                         ==========    ==========  ==========  ========== ==========  ==========
Total return(b)......................................         6.61%       (2.57)%       6.23%       8.37%      4.90%       8.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....................    $1,059,912    $1,057,787  $1,161,345  $1,142,565 $1,111,537  $1,115,454
Ratios to average net assets:
  Expenses...........................................          .64%(c)       .63%        .63%        .63%       .62%        .62%
  Net investment income..............................         5.18%(c)      5.10%       4.98%       5.24%      5.52%       5.65%
Portfolio turnover rate..............................         7.02%        13.73%       7.37%      20.08%     30.03%       9.38%

CLASS B
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.................        $11.38        $11.31
                                                         ----------    ----------
Income from investment operations:
  Net investment income(a)...........................           .27           .05
  Net realized and unrealized gains..................           .45           .07
                                                         ----------    ----------
Total from investment operations.....................           .72           .12
                                                         ----------    ----------
Less distributions from net investment income........         (.27)(e)       (.05)
                                                         ----------    ----------
Net asset value, end of period ......................        $11.83        $11.38
                                                         ==========    ==========
Total return(b) .....................................          6.30%         1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....................        $2,361          $228
Ratio to average net assets:
  Expenses ..........................................         1.20%(c)      1.19%(c)
  Net investment income .............................         4.58%(c)      4.88%(c)
Portfolio turnover rate .............................         7.02%        13.73%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.002.

(f) Includes distributions in excess of net investment income in the amount of $.001.

(g) The fund made a capital gain distribution of $.0003.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED FEBRUARY 28,
                                                            AUGUST 31, 2000   -------------------------------------------------
CLASS C                                                       (UNAUDITED)        2000      1999      1998      1997      1996(d)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................             $11.45        $12.36    $12.27    $12.07    $12.14     $11.77
                                                                  ------        ------    ------    ------    ------     ------
Income from investment operations:
  Net investment income(a)...........................                .27           .54       .55       .57       .59        .51
  Net realized and unrealized gains (losses).........                .44         (.92)       .13       .33     (.07)        .37
                                                                  ------        ------    ------    ------    ------     ------
Total from investment operations ....................                .71          (.38)      .68       .90       .52        .88
                                                                  ------        ------    ------    ------    ------     ------
Less distributions from:
  Net investment income .............................               (.27)(f)      (.53)     (.54)     (.57)     (.59)      (.51)
  Net realized gains ................................                 --          --  (e)   (.05)     (.13)       --         --
                                                                  ------        ------    ------    ------    ------     ------
Total distributions .................................               (.27)         (.53)     (.59)     (.70)     (.59)      (.51)
                                                                  ------        ------    ------    ------    ------     ------
Net asset value, end of period ......................             $11.89        $11.45    $12.36    $12.27    $12.07     $12.14
                                                                  ======        ======    ======    ======    ======     ======

Total return(b)......................................              6.27%       (3.11)%     5.71%     7.70%     4.44%      7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....................            $48,388       $49,038   $49,970   $32,873   $20,162     $6,683
Ratios to average net assets:
  Expenses ..........................................              1.20%(c)      1.19%     1.19%     1.20%     1.19%      1.20%(c)
  Net investment income .............................              4.64%(c)      4.54%     4.42%     4.67%     4.94%      5.03%(c)
Portfolio turnover rate .............................              7.02%        13.73%     7.37%    20.08%    30.03%      9.38%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996.

(e) The fund made a capital gain distribution of $.0003.

(f) Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                         PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
LONG TERM INVESTMENTS 98.0%

Allegan Public School, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ................................... $ 4,165,000      $ 4,446,387
Allendale Public School, MBIA Insured,
    5.875%, 5/01/14 ..................................................................................   1,335,000        1,383,701
    School Building, Pre-Refunded, 6.00%, 5/01/24 ....................................................   3,750,000        3,980,850
Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 ...............................................   1,925,000        1,924,846
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ................................   1,665,000        1,765,666
Anchor Bay School District GO,
    MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 .......................................................   7,380,000        7,773,797
    School Building and Site Project, Series I, FGIC Insured, 6.00%, 5/01/29 .........................   2,000,000        2,077,720
    School Building and Site Project, Series II, FGIC Insured, 5.70%, 5/01/25 ........................   5,000,000        5,058,800
    School Building and Site Project, Series II, FGIC Insured, 5.75%, 5/01/30 ........................   3,750,000        3,810,750
Avondale School District, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ................................   4,000,000        4,270,240
Bath Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ................................   1,625,000        1,733,371
Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20 ................   4,500,000        4,298,490
Berkley City School District, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 .............................   2,125,000        2,271,413
Big Rapids Public School District, Building and Site, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25 ....   1,470,000        1,554,393
Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
    5/01/16 ..........................................................................................   5,540,000        5,959,156
    5/01/26 ..........................................................................................   7,000,000        7,529,620
Breitung Township School District GO, Refunding, MBIA Insured, 6.30%, 5/01/15 ........................   2,935,000        3,057,712
Byron Center Public Schools,
    MBIA Insured, Pre-Refunded, 5.875%, 5/01/24 ......................................................   5,115,000        5,461,848
    Refunding, MBIA Insured, 5.875%, 5/01/24 .........................................................     135,000          137,749
Cadillac Area Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ..........................   2,770,000        2,906,727
Caledonia Community Schools,
    MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 .......................................................   4,500,000        4,829,580
    Refunding, AMBAC Insured, 6.625%, 5/01/14 ........................................................   3,750,000        3,949,875
Calumet, Laurium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 ..........     875,000          928,944
Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
    5/01/19 ..........................................................................................   2,425,000        2,574,501
    5/01/24 ..........................................................................................   3,875,000        4,107,151
Central Michigan University Revenue, FGIC Insured,
    5.00%, 10/01/27 ..................................................................................     500,000          459,725
    Pre-Refunded, 5.625%, 10/01/22 ...................................................................   2,500,000        2,660,850
Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ......................................   1,400,000        1,454,404
Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 ...................................   5,000,000        4,902,900
Chelsea School District, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 .................................   3,140,000        3,352,923
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
    Refunding, Series B, 5.625%, 11/01/14 ............................................................     650,000          578,344
Coldwater Community Schools, MBIA Insured, Pre-Refunded,
    6.20%, 5/01/15 ...................................................................................   1,100,000        1,184,447
    6.30%, 5/01/23 ...................................................................................   1,700,000        1,836,187
De Witt Public Schools, AMBAC Insured, Pre-Refunded,
    5.70%, 5/01/21 ...................................................................................   6,905,000        7,351,892
    5.50%, 5/01/26 ...................................................................................   5,500,000        5,793,480
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
    Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ................................................   1,000,000          952,390
    Series A, FGIC Insured, 5.75%, 11/15/15 ..........................................................     100,000          102,473
Detroit GO, City School District, Series A, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/25 ..............  14,000,000       15,047,060
Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ....................     100,000           94,799
Detroit Sewage Disposal Revenue,
    Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ................................................  12,585,000       12,061,338
    Series A, MBIA Insured, 5.50%, 7/01/20 ...........................................................     215,000          215,280
    Series A, MBIA Insured, 5.00%, 7/01/27 ...........................................................  20,000,000       18,368,600
Detroit Water Supply System Revenue,
    Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 .....................................................   5,000,000        5,233,200
    senior lien, Series A, FGIC Insured, 5.875%, 7/01/29 .............................................   1,500,000        1,536,630
    Series A, MBIA Insured, 5.00%, 7/01/27 ...........................................................   5,750,000        5,273,555

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
LONG TERM INVESTMENTS (CONT.)

Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ................................  $ 5,500,000      $ 5,235,890
Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 ..................................    1,050,000        1,079,663
East Detroit School District GO, FGIC Insured,
    6.10%, 5/01/16 ..................................................................................    1,025,000        1,078,003
    Pre-Refunded, 6.10%, 5/01/16 ....................................................................    4,975,000        5,406,731
East Grand Rapids Public School District, FSA Insured, 6.00%, 5/01/29 ...............................    4,775,000        4,960,557
Eastern Michigan University Revenue,
    FGIC Insured, 5.50%, 6/01/27 ....................................................................    9,100,000        9,023,651
    Refunding, AMBAC Insured, 6.375%, 6/01/14 .......................................................    1,000,000        1,033,700
Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 .........................................    5,000,000        5,068,300
Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 ......      100,000          100,530
Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital, Refunding,
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/15/14 ............................................   10,140,000       10,464,074
Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22 ....................................................................    3,000,000        2,988,480
    Refunding, FGIC Insured, 5.375%, 5/01/21 ........................................................    3,500,000        3,437,665
Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 .................................................................................    1,000,000        1,068,390
    6.25%, 10/01/19 .................................................................................    1,000,000        1,071,230
Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 10/01/17 .................................................................................    2,500,000        2,685,750
    5.85%, 10/01/22 .................................................................................    2,500,000        2,699,800
    5.90%, 10/01/26 .................................................................................    6,840,000        7,405,873
Fowlerville Community School District, MBIA Insured, Pre-Refunded, 5.60%, 5/01/21                        2,000,000        2,118,080
Gladstone Area Public Schools GO, AMBAC Insured,
    5.50%, 5/01/26 ..................................................................................      695,000          694,944
    Pre-Refunded, 5.50%, 5/01/26 ....................................................................      805,000          847,955
Gogebic-Iron Wastewater Authority Treatment System Revenue, Refunding, MBIA Insured, 5.95%,
    1/01/15 .........................................................................................    1,015,000        1,046,790
Grand Haven Area Public Schools GO,
    MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 ......................................................    4,540,000        4,810,947
    Refunding, MBIA Insured, 6.05%, 5/01/14 .........................................................      460,000          482,361
Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ...................   10,000,000       10,901,200
Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured, 6.875%, 6/01/24 ....    7,500,000        8,052,600
Grand Traverse County Hospital Revenue, Munson Healthcare, Series.A,.AMBAC.Insured,
    6.25%, 7/01/12 ..................................................................................      815,000          850,387
    6.25%, 7/01/22 ..................................................................................    2,395,000        2,451,762
    Pre-Refunded, 6.25%, 7/01/12 ....................................................................    1,685,000        1,772,064
    Pre-Refunded, 6.25%, 7/01/22 ....................................................................    5,505,000        5,789,443
Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..................    5,250,000        5,679,293
Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 ......................    2,000,000        1,853,480
Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 ............    4,400,000        4,172,652
Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ..........................    4,715,000        5,084,845
Hartland Consolidated School District GO, FGIC Insured, 6.00%, 5/01/29 ..............................   30,000,000       31,269,000
Haslett Public School.District.GO,
    MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ......................................................    3,900,000        4,152,408
    Refunding, FSA Insured, 6.625%, 5/01/19 .........................................................    3,875,000        4,070,726
Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ...............................    2,000,000        2,087,940
Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
    5.70%, 5/01/21 ..................................................................................    4,000,000        4,258,880
    5.50%, 5/01/26 ..................................................................................    1,000,000        1,053,360
Houghton-Portage Township School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/14 ..............    2,000,000        2,075,180
Howell Public Schools GO, MBIA Insured,
    5.875%, 5/01/22 .................................................................................    2,000,000        2,060,640
    6.00%, 5/01/25 ..................................................................................    1,600,000        1,652,016
Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 ..................................................................................    2,000,000        2,143,520
    6.10%, 5/01/24 ..................................................................................    2,000,000        2,146,860

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
 LONG TERM INVESTMENTS (CONT.)
Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.875%, 5/01/16                                                          $   100,000    $   107,466
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22                                                             2,450,000      2,615,522
    Refunding, FGIC Insured, 6.125%, 5/01/20                                                              11,535,000     11,902,736
Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16                                        130,000        139,034
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14                                       3,805,000      3,923,678
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18                                      250,000        243,518
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28                                   10,000,000      9,735,800
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26                  26,165,000     26,558,260
    Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
        6.25%, 5/15/12                                                                                     5,000,000      5,326,200
    Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
        6.375%, 5/15/17                                                                                    2,460,000      2,628,215
Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13                        1,000,000      1,047,780
Kenowa Hills Public Schools, MBIA Insured, 5.875%,
    5/01/21                                                                                                1,510,000      1,543,688
    5/01/26                                                                                                7,000,000      7,135,660
Kent County Building Authority GO, 5.00%, 6/01/26                                                         21,885,000     20,216,269
Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20                          2,200,000      2,209,372
Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20                                   2,000,000      2,009,780
Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15                      1,500,000      1,636,545
Lakeshore Public Schools GO, Berrien County, MBIA Insured, 5.70%, 5/01/22                                  3,000,000      3,044,490
Lakeview Community Schools GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/16                                                               100,000        106,756
    Refunding, MBIA Insured, 6.75%, 5/01/13                                                                1,500,000      1,553,160
Lakewood Public Schools GO, MBIA Insured,
    5.375%, 5/01/20                                                                                        3,300,000      3,285,876
    5.75%, 5/01/22                                                                                           800,000        812,256
Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19                                        1,470,000      1,474,763
Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19                                                         2,115,000      2,024,288
Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded, 6.00%,                 3,500,000      3,755,535
    5/01/25
Lincoln Consolidated School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21                                                               130,000        138,460
    FSA Insured, 5.00%, 5/01/28                                                                            1,000,000        922,640
    Refunding, FGIC Insured, 5.85%, 5/01/21                                                                   10,000         10,211
Lincoln Park School District,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/15                                                             2,885,000      3,099,731
    FGIC Insured, Pre-Refunded, 5.90%, 5/01/26                                                             6,050,000      6,515,245
    Refunding, FGIC Insured, 5.00%, 5/01/26                                                                  400,000        368,528
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured,
        5.875%, 4/01/11                                                                                    4,525,000      4,777,631
        6.10%, 4/01/19                                                                                     5,225,000      5,439,695
Marysville Public School District, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22                              1,100,000      1,158,542
Mason Public School District GO, FGIC Insured, 5.40%, 5/01/21                                              1,400,000      1,393,000
Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20                         2,675,000      2,747,787
Merrill Community School District GO, FGIC Insured, 5.60%, 5/01/26                                         4,000,000      4,236,160
Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
    7.40%, 10/01/04                                                                                        1,360,000      1,388,533
    7.55%, 10/01/08                                                                                          610,000        622,761
Michigan Municipal Bond Authority Revenue,
    Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10                                 3,790,000      3,994,622
    Local Government Loan Program Revenue Sharing, 5.20%, 11/01/19                                           330,000        315,708
    Series B, AMBAC Insured, 6.75%, 11/01/14                                                               1,010,000      1,097,072
    Series B, AMBAC Insured, 6.80%, 11/01/14                                                               1,135,000      1,234,959
    Series B, AMBAC Insured, 6.80%, 11/01/23                                                                 280,000        301,476
    Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14                                                 5,480,000      6,052,770
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14                                                   515,000        569,796
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23                                                   545,000        602,988

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
 LONG TERM INVESTMENTS (CONT.)
Michigan State Building Authority Revenue,
    Facilities Program, Refunding, Series 1, 4.75%, 10/15/21                                             $   500,000    $   442,195
    Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20                                                    1,500,000      1,540,230
    Series II, MBIA Insured, 6.25%, 10/01/20                                                               4,645,000      4,769,579
    Series II, MBIA Insured, ETM, 7.40%, 4/01/01                                                             505,000        505,960
Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured, 5.50%, 5/15/22                4,500,000      4,465,800
Michigan State COP, AMBAC Insured, 5.50%, 6/01/27                                                          5,000,000      4,944,300
Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16                                          200,000        208,290
    SFMR, Refunding, Series B, 6.20%, 6/01/27                                                                 70,000         71,238
    SFMR, Refunding, Series E, 6.20%, 12/01/27                                                               290,000        295,388
    SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17                                                          2,500,000      2,544,000
    SFMR, Series D, 5.95%, 12/01/16                                                                          250,000        258,518
Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23                          15,175,000     15,643,149
    Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20                                            1,750,000      1,786,295
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24           15,000,000     14,533,950
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27           10,000,000      9,241,800
    Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15                              10,525,000     10,835,803
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26                                        6,000,000      5,760,780
    Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/26                                        1,750,000      1,673,368
    Mercy Health Services, Series U, 5.75%, 8/15/26                                                          300,000        292,881
    Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27                                           8,605,000      8,074,760
    Mercy Health Services, Series X, Refunding, MBIA Insured, 6.00%, 8/15/34                              11,000,000     11,239,030
    Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29                           4,890,000      4,918,411
    Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27                       7,500,000      7,206,600
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25                            9,625,000      8,928,920
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26                               500,000        456,015
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31                             7,050,000      6,307,988
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15                                                  225,000        210,074
    Presbyterian Villages Obligation Group, 6.375%, 1/01/25                                                1,250,000      1,129,613
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26                                                  100,000        101,743
    Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11                                     1,500,000      1,558,830
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13                                3,445,000      3,591,585
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14                                9,545,000     10,054,798
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17                              14,500,000     14,017,440
Michigan State Strategic Fund Limited Obligation Revenue,
    Detroit Edison Co., Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21                      20,000,000     20,808,600
    Detroit Edison Co., Pollution Project, Refunding, Series AA, FGIC Insured, 6.95%, 5/01/11              5,000,000      5,892,500
    Detroit Edison Co., Pollution Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21             3,000,000      3,576,060
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.05%, 10/01/23             1,285,000      1,317,549
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25             10,250,000     10,670,968
    Detroit Edison Co., Pollution Project, Refunding, Series CC, FGIC Insured, 6.95%, 9/01/21              5,540,000      5,745,977
    Detroit Edison Co., Pollution Project, Refunding, Series CC, MBIA Insured, 6.05%, 10/01/23             5,825,000      5,972,547
    Hope Network Project, Refunding, Series B, 5.125%, 9/01/13                                               600,000        573,606
    Worthington Armstrong Venture, 5.75%, 10/01/22                                                           350,000        335,640
Michigan State Trunk Line,
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21                                                    1,400,000      1,399,944
    Refunding, Series B, MBIA Insured, 5.50%, 10/01/21                                                     4,500,000      4,499,820
    Series A, FGIC Insured, 5.50%, 10/01/21                                                                1,475,000      1,474,941
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20                                                 2,765,000      2,951,416
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26                                                 8,990,000      9,596,106
Milan Michigan Area Schools, Series A, FGIC Insured, 5.75%, 5/01/24                                        3,500,000      3,577,735
Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22                                                                4,000,000      4,207,160
    Series 1-B, MBIA Insured, 6.55%, 9/01/24                                                               4,000,000      4,208,200
    Series CC, MBIA Insured, 6.55%, 6/01/24                                                                1,150,000      1,206,879

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
 LONG TERM INVESTMENTS (CONT.)
Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
    5/01/18                                                                                              $ 1,900,000    $ 1,878,321
    5/01/21                                                                                                2,000,000      1,943,400
Northview Public Schools District GO,
    MBIA Insured, 5.80%, 5/01/21                                                                             235,000        240,661
    MBIA Insured, Pre-Refunded, 5.80%, 5/01/21                                                             4,265,000      4,571,909
    Refunding, FGIC Insured, 5.00%, 5/01/21                                                                3,450,000      3,246,519
Novi Community School District GO,
    Building and Site, FGIC Insured, 5.30%, 5/01/21                                                        1,960,000      1,926,053
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18                                                            4,750,000      5,042,268
Oakland County EDC, Limited Obligation Revenue, Cranbrook Educational Community, Refunding,
    5.00%, 11/01/17                                                                                          500,000        478,315
Oakland, Washtenaw, etc. Counties Community College District, AMBAC Insured, 6.65%, 5/01/11                3,500,000      3,690,260
Oakridge Public Schools GO, FSA Insured,
    5.00%, 5/01/23                                                                                           500,000        467,195
    5.125%, 5/01/28                                                                                          500,000        470,100
Paw Paw Public School District, Building and Site, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25             3,500,000      3,672,410
Plymouth-Canton Community School District,
    Refunding, AMBAC Insured, 5.50%, 5/01/13                                                               4,000,000      4,088,480
    Series C, FGIC Insured, Pre-Refunded, 6.50%, 5/01/16                                                   3,500,000      3,684,835
    Series C, MBIA Insured, Pre-Refunded, 6.50%, 5/01/16                                                   3,000,000      3,158,430
Port Huron School District, Refunding, AMBAC Insured, 6.00%, 5/01/12                                       4,500,000      4,661,145
Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14                                                                                          770,000        819,118
    6.20%, 10/01/20                                                                                          670,000        703,929
Portage Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/19                                     2,750,000      2,872,870
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09                                                                           2,500,000      2,900,250
Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14             3,400,000      3,597,302
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23                            1,290,000      1,331,357
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14                                 8,700,000      9,050,871
Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22                                               14,090,000     15,243,126
Rockford Public Schools GO, Refunding,
    AMBAC Insured, 5.875%, 5/01/19                                                                         3,900,000      3,966,807
    FGIC Insured, 5.25%, 5/01/22                                                                           1,250,000      1,210,638
    FGIC Insured, 5.25%, 5/01/27                                                                           3,000,000      2,875,290
    FSA Insured, 5.875%, 5/01/19                                                                           3,150,000      3,203,960
    MBIA Insured, 5.875%, 5/01/12                                                                          1,850,000      1,912,012
    MBIA Insured, 5.875%, 5/01/19                                                                          1,925,000      1,957,975
Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
    5/01/13                                                                                                  690,000        713,508
    5/01/17                                                                                                1,200,000      1,225,884
    5/01/22                                                                                                5,435,000      5,505,220
Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19                      5,000,000      5,116,450
Saginaw Hospital Finance Authority Revenue,
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19                            4,850,000      4,767,890
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24                             1,750,000      1,715,700
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14                        5,325,000      5,509,458
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17                         2,000,000      2,062,380
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.00%, 7/01/21                         3,875,000      3,888,718
    St. Luke's Hospital Project, Refunding, Series D, MBIA Insured, Pre-Refunded, 6.50%, 7/01/11           1,000,000      1,037,260
Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19                                     2,540,000      2,492,172
Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
    5.75%, 5/01/21                                                                                         3,575,000      3,816,527
    5.375%, 5/01/26                                                                                        1,000,000      1,046,250
South Redford School District GO, FGIC Insured, 5.50%, 5/01/22                                             3,155,000      3,161,720
St. Clair County Building Authority GO, MBIA Insured, 5.25%,
    4/01/18                                                                                                2,065,000      2,041,583
    4/01/21                                                                                                2,400,000      2,332,296

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT            VALUE
 LONG TERM INVESTMENTS (CONT.)
St. Clair County EDC, PCR, Detroit Edison Co., Refunding,
    Series AA, AMBAC Insured, 6.40%, 8/01/24                                                         $   10,000,000   $   10,742,700
    Series DD, AMBAC Insured, 6.05%, 8/01/24                                                              7,745,000        7,900,442
Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18                                1,000,000        1,056,460
Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23             2,400,000        2,596,416
Traverse City Area Public Schools GO, Building and Site, Series I, MBIA Insured, Pre-Refunded,            4,550,000        4,825,412
    5.70%, 5/01/20
University of Michigan Revenues, Medical Service Plan, MBIA Insured, Pre-Refunded, 6.50%, 12/01/21        2,365,000        2,472,537
Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
    5/01/12                                                                                               2,175,000        2,238,836
    5/01/20                                                                                               1,000,000        1,009,890
Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22                      3,000,000        3,006,390
Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24                                               2,000,000        2,208,440
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
    Series A, MBIA Insured, 5.25%, 12/01/18                                                               5,500,000        5,299,525
    Series A, MBIA Insured, 5.00%, 12/01/22                                                              10,100,000        9,214,230
    sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21                                         1,000,000          963,970
    sub. lien, Series B, MBIA Insured, 6.875%, 12/01/11                                                     300,000          313,494
    sub. lien, Series B, MBIA Insured, 6.75%, 12/01/21                                                    2,000,000        2,076,680
Wayne County Airport Revenue, sub. lien, Series B, AMBAC Insured, 6.00%, 12/01/20                        10,585,000       10,596,432
Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13                              2,275,000        2,365,932
West Bloomfield School District, FGIC Insured, 6.00%,
    5/01/19                                                                                               2,100,000        2,209,788
    5/01/20                                                                                               2,000,000        2,099,940
West Ottawa Public School District GO,
    FGIC Insured, 5.60%, 5/01/21                                                                          2,355,000        2,379,539
    FGIC Insured, 5.60%, 5/01/26                                                                         12,100,000       12,185,789
    Refunding, FGIC Insured, 6.00%, 5/01/20                                                               6,630,000        6,775,131
Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20                                       1,660,000        1,667,072
Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
    6.75%, 1/01/15                                                                                       18,710,000       19,227,332
    6.50%, 1/01/19                                                                                        4,915,000        5,033,452
Williamston Community School District GO, Building and Site, MBIA Insured, 5.375%, 5/01/15                4,900,000        4,965,562
Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17                                          1,800,000        1,886,220
Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13                                1,800,000        1,849,068
Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17                                      9,980,000       10,340,977
Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17                                                                                       2,000,000        2,007,100
    5.50%, 5/01/19                                                                                        1,500,000        1,508,565
Ypsilanti School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/20                                                            4,700,000        5,017,532
    Refunding, FGIC Insured, 5.375%, 5/01/26                                                              6,750,000        6,634,238
Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded,
    6.10%, 5/01/24                                                                                        4,000,000        4,293,720
    5.875%, 7/01/35                                                                                      25,000,000       26,086,238
                                                                                                                       -------------
TOTAL LONG TERM INVESTMENTS (COST $1,048,387,050)                                                                      1,088,645,196
                                                                                                                       -------------

(a) SHORT TERM INVESTMENTS .7%
Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project, Refunding,
    Series C, Daily VRDN and Put, 4.25%, 12/01/09                                                         1,800,000        1,800,000
Michigan State Strategic Fund Limited Obligation Revenue, Dow Chemical Co. Project, Refunding,
    Daily VRDN and Put, 4.35%, 2/01/09                                                                    6,100,000        6,100,000
                                                                                                                       -------------
TOTAL SHORT TERM INVESTMENTS (COST $7,900,000)                                                                             7,900,000
                                                                                                                       -------------
TOTAL INVESTMENTS (COST $1,056,287,050) 98.7%                                                                          1,096,545,196
OTHER ASSETS, LESS LIABILITIES 1.3%                                                                                       14,116,530
                                                                                                                       -------------
NET ASSETS 100.0%                                                                                                     $1,110,661,726
           =====                                                                                                      ==============

See glossary of terms on page 88.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


                                                             SIX MONTHS
                                                                ENDED                    YEAR ENDED FEBRUARY 28,
                                                              AUGUST 31,
                                                                2000
CLASS A                                                      (UNAUDITED)     2000        1999       1998        1997     1996 (d)
)PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                             $11.13     $12.14      $12.16     $12.01      $12.14      $11.88
                                                               --------   --------    --------   --------    --------    --------
Income from investment operations:
     Net investment income (a)                                      .29        .59         .61        .64         .65         .67
     Net realized and unrealized gains (losses)                     .45      (.99)         .01        .25       (.12)         .27
                                                               --------   --------    --------   --------    --------    --------
Total from investment operations                                    .74      (.40)         .62        .89         .53         .94
                                                               --------   --------    --------   --------    --------    --------
Less distributions from:
     Net investment income                                       (.29)(h)    (.59)(e)    (.62)(f)   (.64)       (.66)       (.68)
     Net realized gains                                              --      (.02)       (.02)      (.10)          --          --
                                                               --------   --------    --------   --------    --------    --------
Total distributions                                               (.29)      (.61)       (.64)      (.74)       (.66)       (.68)
                                                               --------   --------    --------   --------    --------    --------
Net asset value, end of period                                   $11.58     $11.13      $12.14     $12.16      $12.01      $12.14
                                                               ========   ========    =========   ========   ========    ========
Total return (b)                                                  6.77%    (3.30)%       5.18%      7.60%       4.54%       8.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $454,219   $451,142    $515,174   $495,315    $482,128    $492,139
Ratios to average net assets:
     Expenses                                                      .68%(c)    .66%        .67%       .65%        .66%        .66%
     Net investment income                                        5.12%(c)   5.05%       5.01%      5.29%       5.47%       5.58%
Portfolio turnover rate                                          14.24%     15.79%      16.25%     14.87%      14.40%      17.72%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                             $11.18     $12.19      $12.21     $12.05      $12.17      $11.89
                                                               --------   --------    --------   --------    --------    --------
Income from investment operations:
     Net investment income (a)                                      .26        .52         .54        .57         .59         .50
     Net realized and unrealized gains (losses)                     .46      (.98)         .01        .26       (.12)         .28
                                                               --------   --------    --------   --------    --------    --------
Total from investment operations                                    .72      (.46)         .55        .83         .47         .78
                                                               --------   --------    --------   --------    --------    --------
Less distributions from:
     Net investment income                                       (.26)(i)    (.53)(g)    (.55)(f)   (.57)       (.59)       (.50)
     Net realized gains                                              --      (.02)       (.02)      (.10)          --          --
                                                               --------   --------    --------   --------    --------    --------
Total distributions                                               (.26)      (.55)       (.57)      (.67)       (.59)       (.50)
                                                               --------   --------    --------   --------    --------    --------
Net asset value, end of period                                   $11.64     $11.18      $12.19     $12.21      $12.05      $12.17
                                                               ========   ========    =========   ========   ========    ========
Total return (b)                                                  6.54%    (3.84)%       4.58%      7.04%       3.98%       6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                               $22,913    $21,828     $20,896    $10,131      $4,844      $1,152
Ratios to average net assets:
     Expenses                                                    1.23%(c)    1.22%       1.23%      1.22%       1.23%       1.25%(c)
     Net investment income                                       4.56%(c)    4.50%       4.44%      4.72%       4.87%       4.94%(c)
Portfolio turnover rate                                          14.24%     15.79%      16.25%     14.87%      14.40%      17.72%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(e) Includes distributions in excess of net investment income in the amount of $.008.

(f) Includes distributions in excess of net investment income in the amount of $.001.

(g) Includes distributions in excess of net investment income in the amount of $.007.

(h) Includes distributions in excess of net investment income in the amount of $.004.

(i) Includes distributions in excess of net investment income in the amount of $.003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                          PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                             AMOUNT          VALUE
 ...................................................................................................................................
LONG TERM INVESTMENTS 99.4%
Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16..........................................      $ 2,295,000    $ 2,391,344
Albert Lea ISD No. 241, MBIA Insured, 5.00%, 2/01/18...............................................        2,000,000      1,921,260
Anoka County Housing and Redevelopment Authority, City of Ramsey, Housing Development, AMBAC
   Insured, 5.00%, 1/01/28.........................................................................        2,045,000      1,832,197
Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15........................        4,870,000      4,954,397
Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15.................................................          290,000        291,726
Big Lake ISD No. 727, MBIA Insured, 5.70%, 2/01/21.................................................        3,085,000      3,132,694
Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D, MBIA
   Insured, 5.875%, 2/15/13........................................................................        3,500,000      3,605,070
Buffalo GO,
    AMBAC Insured, 5.55%, 6/01/17..................................................................        1,000,000      1,013,620
    ISD No. 877, Formerly Wright County ISD No. 023, Refunding, MBIA Insured, 5.00%, 2/01/22.......        6,255,000      5,814,523
    ISD No. 877, FSA Insured, 6.15%, 2/01/18.......................................................        2,800,000      2,898,168
Burnsville ISD No. 191, Series A, FSA Insured, 6.20%, 2/01/17......................................        2,105,000      2,230,016
Burnsville MFHR, Coventry Center, Refunding, Series A, GNMA Secured, 5.90%, 9/20/19................          400,000        409,768
Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29.................................................................................        1,275,000      1,293,513
    6.00%, 9/20/34.................................................................................        1,000,000      1,015,290
Caledonia ISD No. 299 GO, MBIA Insured, 5.60%, 2/01/21.............................................        1,580,000      1,595,721
Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26...................................          250,000        250,388
Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25..........................        2,975,000      3,063,030
Columbia Heights ISD No. 013, FSA Insured,
    5.375%, 2/01/19................................................................................        2,450,000      2,448,432
    5.50%, 2/01/23.................................................................................        4,500,000      4,506,930
Dakota County Housing and Redevelopment Authority, Governmental Housing Revenue, Eagan Senior
    Housing Facility, MBIA Insured, 5.40%, 1/01/27.................................................        1,015,000        976,339
Dakota County Housing and Redevelopment Authority MFHR, Dakota Station Project, GNMA Secured,
    5.65%, 1/20/24.................................................................................        1,500,000      1,494,105
Dakota County Housing and Redevelopment Authority SFMR,
    GNMA Secured, 5.75%, 4/01/18...................................................................        2,992,000      3,006,541
    GNMA Secured, 5.85%, 10/01/30..................................................................        4,988,000      4,994,684
    Refunding, GNMA Secured, 8.10%, 3/01/16........................................................          105,000        108,019
Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25.............................................        1,325,000      1,381,949
Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.20%,...        2,880,000      3,040,070
        11/01/12
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.30%,...        2,125,000      2,273,240
        11/01/22
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%, 5/01/12..        3,000,000      3,037,200
Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29.................................................................................        1,700,000      1,724,633
    6.00%, 9/20/34.................................................................................        1,480,000      1,502,629
Eden Prairie ISD No. 272, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/15......................        1,980,000      2,047,716
Eden Prairie MFHR,
    Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 7/20/20.................................        1,500,000      1,537,545
    Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 7/20/30.................................        3,350,000      3,433,013
    Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 1/20/42.................................        7,995,000      8,191,837
    Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31...............................        2,000,000      2,068,940
Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25.....................................        1,000,000      1,016,670
Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15.................................................        1,500,000      1,555,875
Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%, 1/01/26..        2,180,000      2,228,331
Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded, 5.00%,.        8,000,000      7,968,960
    11/01/25
Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17................................................................................          750,000        757,988
    5.70%, 11/20/32................................................................................        3,000,000      2,977,830
Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22........................................        4,030,000      4,237,585
Lakeville ISD No. 194, FGIC Insured, 5.40%, 2/01/13................................................        1,000,000      1,010,840
Minneapolis and St. Paul Housing RDA, Health Care System Revenue,
    Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16..................................        1,005,000      1,012,970
    Children's Health Care, Series A, FSA Insured, 5.50%, 8/15/25..................................        9,000,000      8,761,590
    Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 7.40%, 8/15/11...............        9,890,000     10,196,194
    Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 6.75%, 8/15/14...............        3,950,000      4,060,363

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                             AMOUNT          VALUE
 ..................................................................................................................................
LONG TERM INVESTMENTS (CONT.)
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue, Series A, AMBAC Insured,
    5.00%,
    1/01/22..........................................................................................    $10,000,000    $ 9,340,400
    1/01/30..........................................................................................      5,000,000      4,543,300
Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01....................      2,100,000      2,126,712
Minneapolis CDA and St. Paul Housing RDA, Health Care Facilities Revenue, Carondelet Community
Hospitals Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15................................        900,000      1,132,524
Minneapolis GO, Sports Arena Project, Refunding, 5.20%, 10/01/24.....................................      3,750,000      3,576,675
Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
    Series A, MBIA Insured, 6.50%, 1/01/11...........................................................        600,000        624,504
    Series B, MBIA Insured, 6.70%, 1/01/17...........................................................      7,815,000      8,110,954
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30...........................      6,320,000      5,857,502
Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24............................      3,000,000      2,872,890
Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17..................      5,000,000      5,122,550
Minneapolis St. Paul Housing Finance Board SFMR,
    Phase VI, Series A, GNMA Secured, 8.30%, 8/01/21.................................................      1,475,000      1,477,626
    Series A, GNMA Secured, 8.375%, 11/01/17.........................................................        180,000        180,313
    Series C, GNMA Secured, 8.875%, 11/01/18.........................................................        200,000        200,340
Minnesota Agriculture and Economic Development Board Revenue,
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.00%, 2/15/23............................      6,850,000      6,237,268
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29...........................     12,250,000     11,216,345
    Evangelical Lutheran Good Samaritan, AMBAC Insured, 5.00%, 12/01/23..............................      2,750,000      2,499,833
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22.............      5,180,000      4,929,443
    Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26........     18,000,000     18,049,140
Minnesota State HFA,
    Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15................................      7,000,000      7,213,640
    Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18................................      2,585,000      2,648,307
    Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22................................      2,960,000      3,019,585
    SFHR, Series D, 5.45%, 1/01/26...................................................................      5,000,000      4,794,350
    SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25....................................................      9,000,000      8,566,740
    SFMR, Series F, MBIA Insured, 6.30%, 7/01/25.....................................................      1,470,000      1,509,161
    SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26....................................................      2,205,000      2,254,039
    SFMR, Series I, MBIA Insured, 6.25%, 1/01/15.....................................................      1,365,000      1,410,100
Minnesota State Higher Education Facilities Authority Revenue,
    Bethel, Refunding, 5.10%, 4/01/28................................................................      4,100,000      3,749,696
    University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16............................      1,000,000      1,017,160
Minnetonka MFHR,
    Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24...........................      2,720,000      2,836,470
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19..........................      1,750,000      1,792,893
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29..........................      5,955,000      6,051,411
New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17...................................................................................        450,000        465,530
    6.20%, 1/01/31...................................................................................      5,470,000      5,641,156
North St. Paul Maplewood ISD No. 622 GO,
    Refunding, Series A, 5.125%, 2/01/25.............................................................      2,275,000      2,134,906
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19.............................................      2,000,000      2,208,000
Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16...................................      5,475,000      5,604,429
Northern Municipal Power Agency Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12...........................................................      1,780,000      1,781,193
    Refunding, FSA Insured, 5.25%, 1/01/17...........................................................      1,000,000        989,130
    Series C, AMBAC Insured, 6.125%, 1/01/20.........................................................      8,090,000      8,486,976
Owatonna Public Utilities Commission Revenue, Refunding, Series A, AMBAC Insured, 5.45%, 1/01/16.....      3,350,000      3,365,846
Park Rapids ISD No. 309, MBIA Insured, 5.00%, 2/01/25................................................      9,090,000      8,377,980
Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16...................................................................................      1,600,000      1,676,592
    6.125%, 6/01/24..................................................................................      1,815,000      1,863,696
Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,.........      7,205,000      7,357,458
    1/01/21
Princeton ISD No. 477, Mille Lacs County, FSA Insured, 5.125%, 2/01/24...............................      2,190,000      2,076,996

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                             AMOUNT          VALUE
 ...................................................................................................................................
LONG TERM INVESTMENTS (CONT.)
Prior Lake ISD No. 719 GO, FSA Insured, 5.50%,
    2/01/20..........................................................................................    $ 2,255,000    $ 2,264,719
    2/01/21..........................................................................................      2,590,000      2,604,970
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 7/01/23..........      1,500,000      1,646,355
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22......................        160,000        163,323
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14...........................      1,300,000      1,352,429
Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured, 5.875%,.........      2,160,000      2,183,717
    1/01/31
Robbinsdale Hospital Revenue, North Memorial Medical Center Project, Refunding, Series A, AMBAC
Insured, 5.45%, 5/15/13..............................................................................      2,000,000      2,015,460
Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27.................      5,000,000      4,889,200
Roseville ISD No. 623, Series A, FSA Insured,
    5.80%, 2/01/19...................................................................................      1,200,000      1,216,524
    5.85%, 2/01/24...................................................................................      2,470,000      2,500,159
    6.00%, 2/01/25...................................................................................      4,260,000      4,357,043
Saint Clair ISD No. 075 GO, MBIA Insured, 5.70%, 4/01/22.............................................      2,250,000      2,278,778
Sauk Rapids Independent School District No. 047 GO, Series A, MBIA Insured, 5.75%,
    2/01/23..........................................................................................      2,740,000      2,800,088
    2/01/26..........................................................................................      5,000,000      5,101,700
Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.25%, 12/01/11..................................................................................      2,380,000      2,431,503
    5.70%, 2/01/29...................................................................................      1,380,000      1,370,312
Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments Project,
    AMBAC Insured, 5.70%, 2/01/33....................................................................      2,285,000      2,268,160
Scott County Housing and Redevelopment Authority Housing Development Revenue, River City Centre
    Project, Series A, FSA Insured, 5.375%, 2/01/27..................................................      1,520,000      1,475,084
Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A, GNMA Secured,
    6.20%, 1/20/41...................................................................................      1,300,000      1,381,263
    6.50%, 7/20/41...................................................................................      2,865,000      2,989,713
Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City Centre
    Project, Series B, AMBAC Insured, 5.50%, 2/01/27.................................................        675,000        664,794
Scott County Housing and Redevelopment Authority Tax Increment Development Revenue, River City
    Centre Project, Series E, FSA Insured, 5.375%, 2/01/25...........................................      1,170,000      1,138,164
Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%, 2/01/28..........      2,530,000      2,629,581
South Washington County ISD No. 833 GO, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10...........      2,080,000      2,101,008
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
    Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18...........................................      1,000,000      1,054,620
    Series A, AMBAC Insured, 5.75%, 1/01/18..........................................................      2,250,000      2,276,325
    Series A, FGIC Insured, 5.75%, 1/01/18...........................................................      1,000,000      1,011,700
    Series A, MBIA Insured, 5.75%, 1/01/18...........................................................      8,865,000      8,968,721
    Series B, AMBAC Insured, 6.00%, 1/01/16..........................................................      5,000,000      5,148,650
    Series C, AMBAC Insured, 5.00%, 1/01/17..........................................................      1,000,000        945,490
St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, 5.875%, 5/01/30...............     17,785,000     18,182,673
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,.......      1,165,000      1,120,089
    5.00%, 7/01/15
St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding, Series A, FGIC
    Insured, 5.00%, 3/01/22..........................................................................      1,250,000      1,149,225
St. Francis ISD No. 015, Series A, FSA Insured,
    6.35%, 2/01/13...................................................................................      1,500,000      1,613,100
    6.375%, 2/01/16..................................................................................      5,465,000      5,883,510
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
    Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16...............................................      1,000,000        977,790
    7/01/23                                                                                                9,000,000      8,439,660
St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured, 5.75%,..........      5,105,000      5,267,135
    8/01/13
St. Paul ISD No. 625 COP, Series C, MBIA Insured, 6.10%,
    2/01/14..........................................................................................      1,075,000      1,110,841
    2/01/15..........................................................................................        500,000        515,255
St. Paul ISD No. 625 GO,
    Series A, FSA Insured, 5.75%, 2/01/16............................................................      3,500,000      3,578,820
    Series C, FSA Insured, 6.00%, 2/01/20............................................................      1,600,000      1,671,760

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                          AMOUNT            VALUE
 ...................................................................................................................................
St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
    12/01/01....................................................................................     $       5,000    $       5,047
    12/01/02....................................................................................             5,000            5,059
    12/01/14....................................................................................           190,000          176,721
Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15.........................................         2,990,000        3,114,623
Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%, 4/01/17...............         1,500,000        1,447,515
Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26...............         2,915,000        2,951,379
Walker-HakenSack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%
    2/01/23.....................................................................................         1,160,000        1,243,462
    2/01/25.....................................................................................         1,300,000        1,393,951
Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
    5.35%, 2/01/22..............................................................................         1,000,000          971,420
    5.40%, 8/01/27..............................................................................         2,015,000        1,929,544
Washington County SFMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11..........................            80,000           80,068
Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
    AMBAC Insured, 5.50%, 1/01/12...............................................................         2,745,000        2,834,844
    AMBAC Insured, 5.50%, 1/01/13...............................................................         4,500,000        4,619,520
    MBIA Insured, 5.50%, 1/01/15................................................................         5,425,000        5,427,658
Western Minnesota Municipal Power Agency Transmission Project Revenue, Refunding, AMBAC Insured,
    6.75%, 1/01/16..............................................................................         2,000,000        2,049,860
Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24...............................         5,675,000        5,244,490
                                                                                                                      -------------
TOTAL LONG TERM INVESTMENTS (COST $470,125,046).................................................                        474,498,074
                                                                                                                      -------------
(a) SHORT TERM INVESTMENTS 2.6%.................................................................
Minneapolis GO, Series B, Weekly VRDN and Put, 4.15%, 12/01/16..................................         3,200,000        3,200,000
Minneapolis GO, Tax Increment, Series A, Weekly VRDN and Put, 4.15%, 3/01/12....................         9,030,000        9,030,000
Minneapolis Public Works GO, Weekly VRDN and Put, 4.15%, 12/01/04...............................           365,000          365,000
                                                                                                                      -------------
TOTAL SHORT TERM INVESTMENTS (COST $12,595,000).................................................                         12,595,000
                                                                                                                      -------------
TOTAL INVESTMENTS (COST $482,720,046) 102.0%....................................................                        487,093,074
OTHER ASSETS, LESS LIABILITIES (2.0)%...........................................................                         (9,960,780)
                                                                                                                      -------------
NET ASSETS 100.0%...............................................................................                      $ 477,132,294
                                                                                                                      =============




See glossary of terms on page 88

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


                                                           SIX MONTHS
                                                             ENDED
                                                           AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                              2000        .....................................................
CLASS A                                                    (UNAUDITED)    2000(d)      1999        1998       1997        1996
 ...............................................................................................................................
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                           $11.52     $12.49      $12.45      $12.19     $12.22      $11.90
                                                             --------   --------    --------    --------   --------    --------
Income from investment operations:
   Net investment income(a)............................           .30        .61         .62         .64        .66         .68
   Net realized and unrealized gains (losses)..........           .44      (.95)         .07         .33      (.03)         .33
                                                             --------   --------    --------    --------   --------    --------
Total from investment operations.......................           .74      (.34)         .69         .97        .63        1.01
                                                             --------   --------    --------    --------   --------    --------
Less distributions from:
   Net investment income...............................         (.30)(g)  (.61)(e)     (.62)       (.64)(f)    (.66)(g)    (.69)(h)
   Net realized gains..................................            --     (.02)        (.03)       (.07)        --         --
                                                            --------   --------    --------     --------   --------    --------
Total distributions....................................         (.30)      (.63)       (.65)        (.71)      (.66)       (.69)
                                                            --------   --------    --------     --------   --------    --------
Net asset value, end of period.........................       $11.96     $11.52      $12.49       $12.45     $12.19      $12.22
                                                            ========   ========    ========     ========   ========    ========
Total return(b)........................................         6.56%    (2.80)%       5.63%        8.22%      5.35%       8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)......................     $689,017   $689,084    $776,592     $741,079   $698,360    $685,783
Ratios to average net assets:
   Expenses............................................         .66%(c)    .64%        .65%         .64%       .64%        .64%
   Net investment income...............................        5.18%(c)   5.07%       4.98%        5.24%      5.43%       5.58%
Portfolio turnover rate................................        8.49%      9.61%       6.56%       12.84%     14.95%      11.47%

CLASS B
 ...............................................................................
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...................       $11.52       $11.43
                                                            --------     --------
Income from investment operations:
   Net investment income(a)............................          .27          .05
   Net realized and unrealized gains...................          .46          .09
                                                            --------     --------
Total from investment operations.......................          .73          .14
                                                            --------     --------
Less distributions from net investment income..........         (.27)(h)        (.05)
                                                            --------     --------
Net asset value, end of period.........................       $11.98       $11.52
                                                            ========     ========
Total return(b)........................................         6.43%        1.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)......................       $1,299         $76
Ratio to average net assets:
   Expenses............................................         1.22%(c)      1.20%(c)
   Net investment income...............................         4.58%(c)      5.02%(c)
Portfolio turnover rate................................         8.49%        9.61%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.002.

(f) Includes distributions in excess of net investment income in the amount of $.007.

(g) Includes distributions in excess of net investment income in the amount of $.003.

(h) Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)

                                                             SIX MONTHS
                                                                ENDED                       YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2000    ---------------------------------------------------
CLASS C                                                      (UNAUDITED)        2000        1999      1998      1997      1996(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                            $11.58         $12.56     $12.51    $12.24    $12.26     $11.90
                                                                ------         ------     ------    ------    ------     ------
Income from investment operations:
  Net investment income(a)                                         .27            .54        .55       .58       .59        .52
  Net realized and unrealized gains (losses)                       .45           (.96)       .08       .34      (.02)       .35
                                                                ------         ------     ------    ------    ------     ------
Total from investment operations                                   .72           (.42)       .63       .92       .57        .87
                                                                ------         ------     ------    ------    ------     ------
Less distributions from:
Net investment income                                             (.27)(f)       (.54)(e)   (.55)     (.58)     (.59)      (.51)
Net realized gains                                                  --           (.02)      (.03)     (.07)       --         --
                                                                ------         ------     ------    ------    ------     ------
Total distributions                                               (.27)          (.56)      (.58)     (.65)     (.59)      (.51)
                                                                ------         ------     ------    ------    ------     ------
Net asset value, end of period                                  $12.03         $11.58     $12.56    $12.51    $12.24     $12.26
                                                                ======         ======     ======    ======    ======     ======
Total return(b)                                                   6.32%         (3.41)%     5.10%     7.66%     4.79%      7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $40,204        $40,181    $42,258   $28,178   $15,786     $6,085
Ratios to average net assets:
  Expenses                                                        1.22%(c)       1.20%      1.21%     1.20%     1.20%      1.22%(c)
  Net investment income                                           4.62%(c)       4.52%      4.42%     4.67%     4.80%      4.99%(c)
Portfolio turnover rate                                           8.49%          9.61%      6.56%    12.84%    14.95%     11.47%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996.

(e) Includes distributions in excess of net investment income in the amount of $.002.

(f) Includes distributions in excess of net investment income in the amount of $.003.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.8%
   Akron Bath Copley Joint Township Hospital Revenue, Akron General Medical Center Project,
    Refunding, AMBAC Insured, 5.375%,
         1/01/17 ................................................................................     $ 1,000,000     $   995,080
         1/01/22 ................................................................................       1,500,000       1,461,810
   Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ..........................................         500,000         563,950
   Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .........................       3,660,000       3,716,254
   Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 .................       1,000,000       1,046,970
   Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ....................................       1,200,000       1,232,988
   Archbold Area Local School District GO,
         AMBAC Insured, 6.00%, 12/01/21 .........................................................       2,000,000       2,086,840
         Refunding, MBIA Insured, 5.90%, 12/01/11 ...............................................         600,000         609,222
   Athens City School District GO, School Facilities Construction and Improvement,
    FSA Insured, 6.00%, 12/01/24 ................................................................       2,345,000       2,507,251
   Aurora City School District COP, MBIA Insured,
         6.10%, 12/01/19 ........................................................................       1,825,000       1,934,591
         6.15%, 12/01/24 ........................................................................       1,670,000       1,763,303
   Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 .....       1,075,000       1,115,356
   Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .....................       2,020,000       2,058,562
   Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 ...................................       2,500,000       2,599,250
   Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ..........................       8,125,000       8,258,900
   Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 ...............................       2,295,000       2,410,852
(b)Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
    5.50%,12/01/25 ..............................................................................         750,000         748,913
   Butler County GO, AMBAC Insured, 5.75%, 12/01/16 .............................................       1,000,000       1,034,550
   Butler County Hospital Facilities Revenue, Middletown Regional Hospital, Refunding and
    Improvement, FGIC Insured, 6.75%, 11/15/10 ..................................................       2,150,000       2,248,685
   Butler County Waterworks Revenue, AMBAC Insured, Pre-Refunded,
         6.35%, 12/01/08 ........................................................................         790,000         831,120
         6.40%, 12/01/12 ........................................................................         500,000         526,555
   Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ..................         400,000         418,764
   Celina Wastewater System Mortgage Revenue, FGIC Insured, Pre-Refunded, 6.55%, 11/01/16 .......       1,200,000       1,242,072
   Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%,
    12/01/22 ....................................................................................       1,555,000       1,596,301
   Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ..................................         675,000         701,318
   Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ..............       2,035,000       2,062,676
   Clermont County Hospital Facilities Revenue, Mercy Health System,
         Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 .....................................       1,750,000       1,793,050
         Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ..................................         515,000         531,145
   Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ................      11,000,000      11,306,020
   Cleveland Airport Systems Revenue,
         Series A, FGIC Insured, 6.25%, 1/01/20 .................................................       3,000,000       3,099,480
         Series A, FSA Insured, 5.125%, 1/01/27 .................................................       4,900,000       4,524,170
         Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ...................................       1,450,000       1,550,819
   Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .......................       2,000,000       2,208,300
   Cleveland Waterworks Revenue,
         Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 .....................................       2,000,000       2,067,800
         Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 .......................      20,000,000      18,329,400
         Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 ..............................       1,000,000       1,043,460
         Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ...................................      17,400,000      18,709,350
   Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded, 7.50%,
    12/01/11 ....................................................................................       1,000,000       1,057,630
   Columbiana County, Refunding, FSA Insured, 5.25%, 12/01/24 ...................................       1,000,000         964,070
   Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 .......................................         975,000       1,094,662
   Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus
    International, Series B, AMBAC Insured, 5.00%, 1/01/18 ......................................       3,815,000       3,660,988
   Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%, 12/01/19 .....       1,500,000       1,478,535
   Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ....................................       1,530,000       1,622,978
   Crestview Local School District GO, Construction and Improvement, AMBAC Insured,
    6.65%, 12/01/14 .............................................................................       1,650,000       1,759,857
   Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ..............................         100,000         117,979
   Cuyahoga County Hospital Revenue,
         Metrohealth System Project, Refunding and Improvement, MBIA Insured, 5.50%, 2/15/27 ....       2,000,000       1,964,380
         University Hospitals Health System Inc., Refunding, AMBAC Insured, 5.40%, 1/15/19 ......       1,500,000       1,465,755


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Cuyahoga County Utility System Revenue,
         AMBAC Insured, 5.125%, 2/15/28 .........................................................     $ 1,500,000     $ 1,410,660
         Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ..........       2,945,000       3,068,101
   Danville Local School District GO, School Improvement, AMBAC Insured, 5.75%, 12/01/23 ........       1,180,000       1,243,862
   Defiance GO, MBIA Insured,
         6.10%, 12/01/14 ........................................................................       1,000,000       1,056,870
         6.20%, 12/01/20 ........................................................................         750,000         783,758
   Delaware City School District, FGIC Insured, 5.75%, 12/01/15 .................................       1,640,000       1,696,186
   Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ...................................       2,000,000       2,090,300
   Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .......................       1,625,000       1,681,973
   Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 .............................       1,100,000       1,162,733
   East Liverpool Hospital Revenue, East Liverpool City Hospital Project, Series B,
    FSA Insured, 5.00%, 10/01/21 ................................................................       1,000,000         928,610
   Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 .........................       1,390,000       1,486,369
   Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 .............................       1,000,000       1,030,170
   Fairfield County GO, FGIC Insured, 5.25%, 6/01/24 ............................................       4,220,000       4,069,895
   Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24 ..............................       1,980,000       2,029,579
   Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 ...............       2,500,000       2,671,300
   Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured, 5.875%,
    6/01/21 .....................................................................................       2,500,000       2,550,300
   Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
         5.875%, 12/01/14 .......................................................................       2,800,000       3,005,520
         5.90%, 12/01/19 ........................................................................       5,150,000       5,532,903
   Greene County Sewer System Revenue, Governmental Enterprise,
         AMBAC Insured, 5.625%, 12/01/25 ........................................................       1,890,000       1,910,998
         MBIA Insured, 5.25%, 12/01/25 ..........................................................       5,500,000       5,298,590
   Greene County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 .................       2,100,000       2,209,368
   Hamilton City Electric System Mortgage Revenue,
         Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 .....................................      11,450,000      11,690,908
         Series B, FGIC Insured, 6.30%, 10/15/25 ................................................       2,340,000       2,433,085
   Hamilton County Hospital Facilities Revenue,
         Bethesda Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 1/01/12 ..................       3,650,000       3,823,375
         Children's Hospital Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23 .............       5,000,000       4,616,850
   Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 .....       3,010,000       3,177,236
   Hamilton Wastewater System Revenue, Series A, FSA Insured,
         5.90%, 10/15/21 ........................................................................       3,040,000       3,119,526
         5.20%, 10/15/23 ........................................................................       7,525,000       7,231,224
   Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ................       4,665,000       4,796,740
   Heath City School District GO, School Improvement, Series A, FGIC Insured,
         5.60%, 12/01/21 ........................................................................       1,000,000       1,011,560
         5.50%, 12/01/27 ........................................................................       1,170,000       1,164,981
   Hilliard School District GO,
         Refunding, FGIC Insured, 6.55%, 12/01/05 ...............................................         500,000         547,545
         School Improvement, FGIC Insured, 5.75%, 12/01/28 ......................................       4,000,000       4,095,000
   Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ....................       2,750,000       2,815,203
   Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22 .................................       1,000,000       1,002,530
   Jackson Local School District GO, Stark and Summit Counties Local School District,
         FSA Insured, 5.50%, 12/01/20 ...........................................................       4,000,000       4,098,200
         FSA Insured, 5.625%, 12/01/25 ..........................................................       3,500,000       3,549,980
         MBIA Insured, 5.50%, 12/01/21 ..........................................................       3,060,000       3,075,820
   Kent State University Revenues, General Receipts,
         AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12 ............................................       1,195,000       1,257,558
         MBIA Insured, 5.50%, 5/01/28 ...........................................................       2,500,000       2,485,725
   Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
    5.00%, 8/15/23 ..............................................................................       7,500,000       6,868,875
   Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ..................       1,000,000       1,059,710
   Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ......................       3,200,000       3,452,288
   Licking Valley Local School GO, MBIA Insured, 5.00%, 12/01/25 ................................       3,000,000       2,784,810
   Lincolnview Local School District, FGIC Insured, 5.50%, 12/01/25 .............................       4,225,000       4,227,366
   Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A,
    AMBAC Insured, 5.50%, 9/01/29 ...............................................................       6,250,000       6,117,000
   Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
    MBIA Insured, 5.50%, 9/01/27 ................................................................      10,000,000       9,820,600
   Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .........       6,000,000       5,585,280


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
         12/01/06 ...............................................................................     $   120,000     $   141,462
         12/01/08 ...............................................................................         110,000         133,703
         12/01/09 ...............................................................................         120,000         147,960
         12/01/10 ...............................................................................         220,000         274,360
   Lucas County Hospital Revenue,
         Promedica Healthcare Obligation Group, AMBAC Insured, Pre-Refunded, 5.375%,
          11/15/29 ..............................................................................       1,000,000         960,810
         Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 ...................         300,000         310,665
         Promedica Healthcare Obligation Group, MBIA Insured, ETM, 5.75%, 11/15/14 ..............       4,460,000       4,830,804
         St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ..........       3,500,000       3,374,175
   Madison Local School District GO, Butler County, MBIA Insured, 5.75%, 12/01/26 ...............       1,000,000       1,020,840
   Mahoning County GO, Bridge Improvement,
         Limited Tax, AMBAC Insured, 7.20%, 12/01/09 ............................................       1,500,000       1,525,050
         Unlimited Tax, AMBAC Insured, 7.15%, 12/01/04 ..........................................       1,500,000       1,524,885
   Mahoning County Hospital Facilities Revenue,
         Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 ...............................       4,750,000       4,705,018
         Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%,
          10/15/08 ..............................................................................       2,000,000       2,107,200
   Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project,
    AMBAC Insured, 6.70%, 12/01/09 ..............................................................       2,500,000       2,620,250
   Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 ......................       1,000,000       1,042,380
   Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 .......................................       3,875,000       3,989,196
   Marion County City School District GO, School Facilities Construction and
    Improvement Project, FSA Insured,
         5.55%, 12/01/20 ........................................................................       1,000,000       1,006,560
         5.625%, 12/01/22 .......................................................................       1,100,000       1,110,384
   Marysville Exempted Village School District GO, School Improvement, AMBAC Insured,
    6.00%, 12/01/29 .............................................................................       2,890,000       3,026,928
   Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ...................................       1,935,000       1,993,379
   Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured, 5.80%,
    12/01/14 ....................................................................................       2,755,000       2,847,761
   Mentor Exempted Village School District GO, MBIA Insured, 6.625%, 12/01/13 ...................       2,000,000       2,094,920
   Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc.,
    Series B, MBIA Insured, 6.50%, 5/01/21 ......................................................       1,340,000       1,381,661
   Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
    MBIA Insured, 7.40%, 4/01/09 ................................................................      12,510,000      12,657,118
   Montgomery County Revenue,
         Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 .............       1,600,000       1,673,696
         Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 .............       3,250,000       3,377,985
         Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ................       1,565,000       1,615,111
   Muskingum County GO,
         County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 .....................       1,000,000       1,026,410
         Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ..............       1,695,000       1,799,531
   New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%,1/01/21 ...............................................................................       1,030,000       1,044,575
   New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%,
    12/01/17 ....................................................................................       2,000,000       2,058,620
   New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 .............       1,500,000       1,528,155
   North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 .............................................       3,800,000       4,007,252
   North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ....................       2,900,000       3,058,311
   Northwest Local School District GO,
         Hamilton County, FGIC Insured, 5.15%, 12/01/22 .........................................       3,000,000       2,865,960
         Scioto County, AMBAC Insured, Pre-Refunded, 7.05%, 12/01/14 ............................       2,000,000       2,104,540
   Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ............................       5,000,000       5,009,400
   Ohio Capital Corp. HMR,
         Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ......................................       2,000,000       2,081,560
         Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 ......................................       4,215,000       4,313,210
         Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 ......................................       3,500,000       3,547,600
         Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ................       1,625,000       1,691,625
         Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 .................       2,565,000       2,651,081
   Ohio HFA,
         MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 ............................         745,000         796,800
         MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 .............       2,035,000       1,985,061
         RMR, Series A-1, GNMA Secured, 5.40%, 9/01/29 ..........................................       3,000,000       2,836,530
      (b)RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ............................................       6,035,000       5,966,925
         SFMR, Series C, GNMA Secured, 7.85%, 9/01/21 ...........................................         925,000         943,667
         SFMR, Series D, GNMA Secured, 7.50%, 9/01/13 ...........................................         625,000         637,606


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Ohio HFA, (cont.)
         SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ...........................................     $ 2,705,000     $ 2,789,369
         SFMR, Series I, GNMA Secured, 7.60%, 9/01/16 ...........................................       1,680,000       1,713,886
   Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial
    Interest, AMBAC Insured,
         5.625%, 2/15/16 ........................................................................      12,000,000      12,180,480
         5.375%, 2/15/24 ........................................................................       4,000,000       3,934,440
   Ohio State Air Quality Development Authority Revenue,
         Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 .........       5,000,000       4,966,950
         Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ..................       4,000,000       4,167,200
         JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ................................       6,875,000       6,881,600
         JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 ......................       1,230,000       1,279,704
         JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 ......................      15,245,000      15,861,050
         Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .....................       7,250,000       6,874,233
         PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 .................       5,400,000       5,400,702
         PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 ........       7,000,000       7,237,720
   Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
         AMBAC Insured, 5.60%, 4/01/16 ..........................................................       2,000,000       2,035,300
         MBIA Insured, 6.125%, 10/01/13 .........................................................      13,000,000      13,759,460
   Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 ..............................................................................       1,100,000       1,149,280
   Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ................       5,000,000       5,036,850
   Ohio State Higher Educational Facility Commission Revenue,
         Oberlin College, Refunding, AMBAC Insured, 5.00%, 10/01/26 .............................       5,000,000       4,599,300
         University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ...............................       1,300,000       1,350,791
         University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ...............................       1,725,000       1,818,081
         Xavier University, MBIA Insured, 5.375%, 5/15/22 .......................................       5,000,000       4,933,400
   Ohio State Turnpike Commission Revenue, Series A, FGIC Insured, Pre-Refunded, 5.75%,
    2/15/24 .....................................................................................       1,000,000       1,060,200
   Ohio State University General Receipts Revenue, FSA Insured, 5.00%, 12/01/24 .................       3,025,000       2,819,754
   Ohio State Water Development Authority PCR, Facilities Revenue,
         Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ...............       3,420,000       3,544,488
         Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...........       5,000,000       4,833,050
   Ohio State Water Development Authority Revenue,
         Cincinnati Gas, Refunding, Series A, MBIA Insured, 5.45%, 1/01/24 ......................       3,000,000       2,980,170
         Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 .......................       5,000,000       5,173,400
         Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ....................................       8,750,000       8,968,663
         Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ..................       1,000,000       1,024,920
         Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 .............       4,450,000       4,474,609
         Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..............................       2,000,000       2,283,260
   Olentangy Local School District GO,
         BIG Insured, 7.75%, 12/01/08 ...........................................................         375,000         452,610
         BIG Insured, 7.75%, 12/01/09 ...........................................................         375,000         458,599
         BIG Insured, 7.75%, 12/01/10 ...........................................................         375,000         464,291
         School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ..........       4,500,000       4,546,710
   Olmsted Falls Local School District, FGIC Insured,
         5.85%, 12/15/17 ........................................................................       1,500,000       1,549,875
         Pre-Refunded, 7.05%, 12/15/11 ..........................................................       1,000,000       1,053,260
   Ontario Local School District GO, FSA Insured, 5.125%, 12/01/18 ..............................       4,000,000       3,895,680
   Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ...................       1,150,000       1,200,957
   Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 ..................       1,500,000       1,565,520
   Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured, 5.50%,
    10/01/14 ....................................................................................       1,950,000       1,976,832
   Painesville Township Local School District GO, Lake County, FGIC Insured,
         5.625%, 12/01/09 .......................................................................       3,240,000       3,378,964
         5.65%, 12/01/15 ........................................................................       4,490,000       4,591,474
   Perrysburg Exempted Village School District,
         AMBAC Insured, 6.00%, 12/01/15 .........................................................       2,000,000       2,085,340
         Series B, FSA Insured, 5.00%, 12/01/25 .................................................       5,000,000       4,641,350
   Pickerington Local School District GO,
         AMBAC Insured, 5.00%, 12/01/25 .........................................................       8,335,000       7,672,117
         Refunding, AMBAC Insured, 5.55%, 12/01/07 ..............................................       1,000,000       1,044,160

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Plain Local School District GO, FGIC Insured, 6.00%, 12/01/25 ................................     $ 4,500,000     $ 4,713,345
   Powell Village GO, Series A, MBIA Insured, 5.60%, 12/01/22 ...................................         445,000         449,931
   Puerto Rico Commonwealth GO,
         FSA Insured, 5.40%, 7/01/25 ............................................................       3,000,000       3,005,430
         Refunding, MBIA Insured, 5.75%, 7/01/24 ................................................       2,000,000       2,043,900
   Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 ......       4,000,000       4,038,120
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...................      11,000,000      11,070,510
   Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ..............................       1,600,000       1,663,056
   Ridgewood Local School District GO, School Facilities Improvement, FSA Insured, 6.00%,
         12/01/24 ...............................................................................       1,730,000       1,807,521
   Riverside Local School District GO, School Facilities Constructions and Improvement
         Bonds, MBIA Insured, 5.75%, 12/01/22 ...................................................       1,000,000       1,041,080
   Rural Lorain County Water Authority, Water Resource Revenue Improvement, AMBAC Insured,
         5.875%, 10/01/24 .......................................................................       3,100,000       3,193,651
   Salem GO, AMBAC Insured, 6.50%, 12/01/06 .....................................................       2,000,000       2,210,660
   South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ..........................         700,000         728,126
   Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
         12/01/15 ...............................................................................       1,000,000       1,049,100
         12/01/20 ...............................................................................         700,000         723,044
   South-Western City School District of Franklin and Pickway Counties GO, FGIC Insured,
         ETM, 7.875%,
         12/01/04 ...............................................................................         550,000         622,171
         12/01/06 ...............................................................................         600,000         707,916
         12/01/07 ...............................................................................         600,000         720,132
   St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 ...............       1,515,000       1,555,238
   St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ..................         600,000         627,534
   St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ................................         750,000         784,418
   Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ...................................       2,775,000       2,834,663
   Steubenville City School District, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 ....       2,075,000       2,226,309
   Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ...............................       1,750,000       1,860,985
   Summit County GO, Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 ............         400,000         416,456
   Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 .................................       1,500,000       1,524,960
   Toledo GO, Limited Tax,
         AMBAC Insured, 5.95%, 12/01/15 .........................................................       3,715,000       3,903,759
         AMBAC Insured, 6.00%, 12/01/16 .........................................................       1,000,000       1,058,440
         FGIC Insured, 7.375%, 12/01/00 .........................................................         500,000         503,400
         FGIC Insured, 7.375%, 12/01/02 .........................................................         400,000         423,728
         FGIC Insured, 7.375%, 12/01/03 .........................................................         650,000         704,002
         FGIC Insured, 7.375%, 12/01/04 .........................................................         650,000         718,120
         FGIC Insured, 7.375%, 12/01/05 .........................................................         650,000         730,776
         FGIC Insured, 7.375%, 12/01/06 .........................................................         625,000         712,594
   Trumbull County Hospital Revenue, Refunding and Improvement,
         Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ..................................       1,000,000       1,056,280
         Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ..................................       2,000,000       2,095,000
   Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 .................................       4,000,000       4,190,400
   University of Akron General Receipts, FGIC Insured,
         5.70%, 1/01/24 .........................................................................       7,050,000       7,170,414
         5.75%, 1/01/29 .........................................................................       1,500,000       1,525,545
   University of Cincinnati COP, MBIA Insured, Pre-Refunded, 6.75%, 12/01/09 ....................       1,600,000       1,677,920
   University of Cincinnati General Receipts,
         Series AD, MBIA Insured, 5.125%, 6/01/20 ...............................................       1,500,000       1,444,890
         Series W, MBIA Insured, 5.85%, 6/01/16 .................................................       1,630,000       1,692,233
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ...................       6,000,000       5,877,420
   University of Toledo General Receipts, Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 .....       5,500,000       5,598,175
   Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 .....................       5,000,000       4,840,300
   Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 ............       1,000,000       1,074,120
   Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 .................................       1,400,000       1,532,426
   Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 .............................       1,200,000       1,232,892
   Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 .......................................       2,415,000       2,619,744
   Warrensville Heights City School District GO, School Improvement, FGIC Insured,
         5.625%, 12/01/20 .......................................................................       3,500,000       3,571,295
         5.75%, 12/01/24 ........................................................................       2,750,000       2,818,393


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Wausen Exempted Village School District GO, Refunding and School Improvements,
    MBIA Insured, 5.50%, 12/01/17 ...............................................................     $ 1,800,000     $  1,824,750
   Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ................       1,800,000        1,874,466
   Western Reserve Local School District GO, Classroom Facilities Improvement, MBIA Insured,
    5.75%, 12/01/23 .............................................................................       1,825,000        1,874,896
   Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue,
    St. Ann's Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 .................       5,000,000        5,208,000
   Westfall Local School District GO, School Facilities Construction Improvement, FGIC
    Insured, 6.00%, 12/01/22 ....................................................................       2,850,000        2,982,269
   Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 ............................       2,000,000        2,086,680
   Wilmington Water Revenue, First Mortgage System, AMBAC Insured, 6.00%, 6/15/21 ...............       2,510,000        2,602,067
   Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 .................         500,000          523,200
   Wooster City School District GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/17 ................       8,700,000        9,259,485
   Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 ...............       2,350,000        2,467,312
   Youngstown State University General Receipts, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 ...       2,250,000        2,427,008
                                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $703,029,959) ..............................................                      721,628,365
                                                                                                                      ------------
(a)SHORT TERM INVESTMENTS .1%
   Ohio State Air Quality Development Authority Revenue, PCR, Ohio Edison, Series C, Daily
    VRDN and Put, 4.25%, 6/01/23 ................................................................         900,000          900,000
   Ohio State Water Development Authority, Pollution Control Facilities Revenue, Toledo
    Edison Co. Project A, Refunding, Daily VRDN and Put, 4.25%, 4/01/24 .........................         200,000          200,000
                                                                                                                      ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ...............................................                        1,100,000
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $704,129,959) 98.9% ..................................................                      722,728,365
   OTHER ASSETS, LESS LIABILITIES 1.1% ..........................................................                        7,791,125
                                                                                                                      ------------
   NET ASSETS 100.0% ............................................................................                     $730,519,490
                                                                                                                      ============




See glossary of terms on page 88.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC    -    American Municipal Bond Assurance Corp.
BART     -    Bay Area Rapid Transit
BIG      -    Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA      -    Community Development Authority/Agency
CDD      -    Community Development District
COP      -    Certificate of Participation
EDA      -    Economic Development Authority
EDC      -    Economic Development Corp.
ETM      -    Escrow to Maturity
FGIC     -    Financial Guaranty Insurance Co.
FNMA     -    Federal National Mortgage Association
FSA      -    Financial Security Assistance
GNMA     -    Government National Mortgage Association
GO       -    General Obligation
HDA      -    Housing Development Authority/Agency
HDC      -    Housing Development Corp.
HFA      -    Housing Finance Authority/Agency
HFAR     -    Housing Finance Authority Revenue
HFC      -    Housing Finance Corp.
HMR      -    Home Mortgage Revenue
ID       -    Improvement District
IDA      -    Industrial Development Authority/Agency
IDAR     -    Industrial Development Authority/Agency Revenue
IDB      -    Industrial Development Board
IDR      -    Industrial Development Revenue
ISD      -    Independent School District
LP       -    Limited Partnership
MBIA     -    Municipal Bond Investors Assurance Corp.
MF       -    Multi-Family
MFHR     -    Multi-Family Housing Revenue
MFMR     -    Multi-Family Mortgage Revenue
MFR      -    Multi-Family Revenue
MUD      -    Municipal Utility District
PBA      -    Public Building Authority
PCR      -    Pollution Control Revenue
PUD      -    Public Utility District
RDA      -    Redevelopment Authority/Agency
RDAR     -    Redevelopment Authority/Agency Revenue
RMR      -    Residential Mortgage Revenue
SF       -    Single Family
SFHR     -    Single Family Housing Revenue
SFM      -    Single Family Mortgage
SFMR     -    Single Family Mortgage Revenue
USD      -    Unified School District
VRDN     -    Variable rate demand notes


FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2000 (UNAUDITED)

                                                         FRANKLIN            FRANKLIN                                 FRANKLIN
                                                      ARIZONA INSURED     FLORIDA INSURED        FRANKLIN           MASSACHUSETTS
                                                         TAX-FREE            TAX-FREE         INSURED TAX-FREE    INSURED TAX-FREE
                                                        INCOME FUND         INCOME FUND         INCOME FUND          INCOME FUND
                                                      ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................    $    71,494,995     $   108,177,372     $ 1,448,666,449     $   330,669,848
                                                      ============================================================================
  Value ..........................................         72,038,611         109,886,367       1,479,537,487         337,232,600
 Cash ............................................            225,905                  --             545,903              94,212
 Receivables:
  Investment securities sold .....................            941,898             992,055                  --                  --
  Capital shares sold ............................             29,222             127,543             435,981             572,755
  Interest .......................................            840,820           1,985,617          20,557,842           4,460,911
                                                      ----------------------------------------------------------------------------
        Total assets .............................         74,076,456         112,991,582       1,501,077,213         342,360,478
                                                      ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................                 --           2,771,520                  --           2,007,933
  Capital shares redeemed ........................             86,011             177,911           1,922,032             113,525
  Affiliates .....................................             44,552              67,846             765,900             199,182
  Shareholders ...................................              7,986              87,093           1,309,610             203,901
 Distributions to shareholders ...................            126,720             192,836           2,823,179             622,696
 Funds advanced by custodian .....................                 --              25,329                  --                  --
 Other liabilities ...............................             19,642              17,640             194,662              33,861
                                                      ----------------------------------------------------------------------------
        Total liabilities ........................            284,911           3,340,175           7,015,383           3,181,098
                                                      ----------------------------------------------------------------------------
         Net assets, at value ....................    $    73,791,545     $   109,651,407     $ 1,494,061,830     $   339,179,380
                                                      ============================================================================
Net assets consist of:
 Undistributed net investment income .............    $            --     $        10,435     $            --     $            --
 Accumulated distributions in excess of net
  investment income ..............................            (27,402)                 --          (2,175,989)           (199,404)
 Net unrealized appreciation .....................            543,616           1,708,995          30,871,038           6,562,752
 Accumulated net realized loss ...................         (1,550,369)         (2,111,802)         (4,728,678)         (1,952,564)
 Capital shares ..................................         74,825,700         110,043,779       1,470,095,459         334,768,596
                                                      ----------------------------------------------------------------------------
         Net assets, at value ....................    $    73,791,545     $   109,651,407     $ 1,494,061,830     $   339,179,380
                                                      ============================================================================




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)


STATEMENTS OF ASSETS AND LIABILITIES(CONT.)
AUGUST 31, 2000 (UNAUDITED)


                                                               FRANKLIN          FRANKLIN                             FRANKLIN
                                                            ARIZONA INSURED   FLORIDA INSURED       FRANKLIN        MASSACHUSETTS
                                                               TAX-FREE          TAX-FREE       INSURED TAX-FREE   INSURED TAX-FREE
                                                              INCOME FUND       INCOME FUND        INCOME FUND       INCOME FUND
                                                            -----------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................    $   73,791,545    $   109,651,407    $1,439,055,532    $   311,883,680
                                                            =======================================================================
 Shares outstanding ....................................         7,114,618         10,892,899       123,025,098         27,838,766
                                                            =======================================================================
 Net asset value per share(a) ..........................    $        10.37    $         10.07    $        11.70    $         11.20
                                                            =======================================================================
 Maximum offering price per share
  (net asset value per share / 95.75%) .................    $        10.83    $         10.52    $        12.22    $         11.70
                                                            =======================================================================

CLASS B:
 Net assets, at value ..................................                --                 --    $    1,141,227                 --
                                                            =======================================================================
 Shares outstanding ....................................                --                 --            97,446                 --
                                                            =======================================================================
 Net asset value and maximum offering price per share(a)                --                 --    $        11.71                 --
                                                            =======================================================================

CLASS C:
 Net assets, at value ..................................                --                 --    $   53,865,071    $    27,295,700
                                                            =======================================================================
 Shares outstanding ....................................                --                 --         4,576,525          2,423,152
                                                            =======================================================================
 Net asset value per share(a) ..........................                --                 --    $        11.77    $         11.26
                                                            =======================================================================
 Maximum offering price per share
  (net asset value per share / 99%) ....................                --                 --    $        11.89    $         11.37
                                                            =======================================================================



(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)


STATEMENTS OF ASSETS AND LIABILITIES(CONT.)
AUGUST 31, 2000 (UNAUDITED)


                                                                     FRANKLIN           FRANKLIN            FRANKLIN
                                                                     MICHIGAN           MINNESOTA             OHIO
                                                                 INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                                   INCOME FUND         INCOME FUND         INCOME FUND
                                                                 --------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................    $ 1,056,287,050     $   482,720,046     $   704,129,959
                                                                 ========================================================
  Value .....................................................      1,096,545,196         487,093,074         722,728,365
 Cash .......................................................             44,663               3,621             171,834
 Receivables:
  Investment securities sold ................................                 --                  --           5,992,192
  Capital shares sold .......................................          1,955,165             368,854             499,946
  Interest ..................................................         17,088,215           4,942,892          11,012,714
                                                                 --------------------------------------------------------
        Total assets ........................................      1,115,633,239         492,408,441         740,405,051
                                                                 --------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased ...........................                 --          13,021,478           6,699,410
  Capital shares redeemed ...................................          1,448,954             511,636             779,421
  Affiliates ................................................            583,104             265,738             402,686
  Shareholders ..............................................            805,687             533,017             551,168
 Distributions to shareholders ..............................          2,034,495             867,679           1,341,228
 Other liabilities ..........................................             99,273              76,599             111,648
                                                                 --------------------------------------------------------
        Total liabilities ...................................          4,971,513          15,276,147           9,885,561
                                                                 --------------------------------------------------------
         Net assets, at value ...............................    $ 1,110,661,726     $   477,132,294     $   730,519,490
                                                                 ========================================================

Net assets consist of:
 Accumulated distributions in excess of net investment income    $    (1,082,552)    $      (555,360)    $      (353,471)
 Net unrealized appreciation ................................         40,258,146           4,373,028          18,598,406
 Accumulated net realized loss ..............................         (1,703,826)         (3,625,477)         (2,557,286)
 Capital shares .............................................      1,073,189,958         476,940,103         714,831,841
                                                                 --------------------------------------------------------
         Net assets, at value ...............................    $ 1,110,661,726     $   477,132,294     $   730,519,490
                                                                 ========================================================





                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements(continued)


STATEMENTS OF ASSETS AND LIABILITIES(CONT.)
AUGUST 31, 2000 (UNAUDITED)


                                                                             FRANKLIN          FRANKLIN           FRANKLIN
                                                                             MICHIGAN          MINNESOTA            OHIO
                                                                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                                           INCOME FUND        INCOME FUND        INCOME FUND
                                                                         ------------------------------------------------------
CLASS A:
 Net assets, at value ................................................    $1,059,911,932     $  454,218,823     $  689,017,362
                                                                         ======================================================
 Shares outstanding ..................................................        89,770,015         39,218,862         57,598,943
                                                                         ======================================================
 Net asset value per share(a) ........................................    $        11.81     $        11.58     $        11.96
                                                                         ======================================================
 Maximum offering price per share (net asset value per share / 95.75%)    $        12.33     $        12.09     $        12.49
                                                                         ======================================================

CLASS B:
 Net assets, at value ................................................    $    2,361,312                 --     $    1,298,563
                                                                         ======================================================
 Shares outstanding ..................................................           199,576                 --            108,401
                                                                         ======================================================
 Net asset value and maximum offering price per share(a) .............    $        11.83                 --     $        11.98
                                                                         ======================================================

CLASS C:
 Net assets, at value ................................................    $   48,388,482     $   22,913,471     $   40,203,565
                                                                         ======================================================
 Shares outstanding ..................................................         4,070,138          1,968,756          3,341,542
                                                                         ======================================================
 Net asset value per share(a) ........................................    $        11.89     $        11.64     $        12.03
                                                                         ======================================================
 Maximum offering price per share (net asset value per share / 99%) ..    $        12.01     $        11.76     $        12.15
                                                                         ======================================================




(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)


                                                           FRANKLIN          FRANKLIN                               FRANKLIN
                                                        ARIZONA INSURED   FLORIDA INSURED        FRANKLIN         MASSACHUSETTS
                                                           TAX-FREE          TAX-FREE        INSURED TAX-FREE   INSURED TAX-FREE
                                                          INCOME FUND       INCOME FUND         INCOME FUND        INCOME FUND
                                                        -------------------------------------------------------------------------
Investment income:
 Interest ..........................................     $  2,029,378      $  3,113,853        $ 44,319,448       $  9,893,098
                                                        -------------------------------------------------------------------------

Expenses:
 Management fees (Note 3) ..........................          224,476           332,288           3,466,549            875,044
 Distribution fees (Note 3)
  Class A ..........................................           34,596            54,193             652,944            147,985
  Class B ..........................................               --                --               1,685                 --
  Class C ..........................................               --                --             177,881             86,445
 Transfer agent fees (Note 3) ......................           13,338            20,632             348,244             83,761
 Custodian fees ....................................              360               600               7,271              1,652
 Reports to shareholders ...........................            2,470             4,647              59,715             11,971
 Registration and filing fees ......................            7,502             4,194              53,988             11,320
 Professional fees (Note 3) ........................            3,807             3,175              19,030              6,788
 Trustees' fees and expenses .......................              384               617              10,212              1,832
 Other .............................................            7,323             6,699              48,596             15,771
                                                        -------------------------------------------------------------------------
        Total expenses .............................          294,256           427,045           4,846,115          1,242,569
                                                        -------------------------------------------------------------------------
         Net investment income .....................        1,735,122         2,686,808          39,473,333          8,650,529
                                                        -------------------------------------------------------------------------

Realized and unrealized gains (losses):
 Net realized loss from investments ................         (503,151)         (301,900)           (142,237)          (561,623)
 Net unrealized appreciation on investments ........        4,270,950         5,293,951          59,191,216         14,332,433
                                                        -------------------------------------------------------------------------
Net realized and unrealized gain ...................        3,767,799         4,992,051          59,048,979         13,770,810
                                                        -------------------------------------------------------------------------
Net increase in net assets resulting from operations     $  5,502,921      $  7,678,859        $ 98,522,312       $ 22,421,339
                                                        =========================================================================




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)


                                                            FRANKLIN          FRANKLIN            FRANKLIN
                                                            MICHIGAN          MINNESOTA             OHIO
                                                        INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                          INCOME FUND        INCOME FUND        INCOME FUND
                                                        ------------------------------------------------------
Investment income:
 Interest ..........................................      $ 31,994,552       $ 13,688,272       $ 21,139,835
                                                        ------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................         2,595,535          1,185,865          1,750,864
 Distribution fees (Note 3)
  Class A ..........................................           494,706            210,959            324,165
  Class B ..........................................             3,428                 --              1,932
  Class C ..........................................           155,112             71,284            130,736
 Transfer agent fees (Note 3) ......................           294,862            144,733            204,349
 Custodian fees ....................................             5,839              2,363              3,728
 Reports to shareholders ...........................            54,170             22,155             35,430
 Registration and filing fees ......................            11,070              8,925             16,181
 Professional fees (Note 3) ........................            17,081              8,562             31,900
 Trustees' fees and expenses .......................             5,958              3,056              5,097
 Other .............................................            26,933             17,334             33,287
                                                        ------------------------------------------------------
        Total expenses .............................         3,664,694          1,675,236          2,537,669
                                                        ------------------------------------------------------
         Net investment income .....................        28,329,858         12,013,036         18,602,166
                                                        ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ................          (311,918)        (2,234,292)        (1,263,938)
 Net unrealized appreciation on investments ........        41,701,977         21,243,506         28,845,050
                                                        ------------------------------------------------------
Net realized and unrealized gain ...................        41,390,059         19,009,214         27,581,112
                                                        ------------------------------------------------------
Net increase in net assets resulting from operations      $ 69,719,917       $ 31,022,250       $ 46,183,278
                                                        ======================================================




                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000


                                                                  FRANKLIN ARIZONA INSURED           FRANKLIN FLORIDA INSURED
                                                                    TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                              -------------------------------------------------------------------
                                                                SIX MONTHS        YEAR ENDED       SIX MONTHS        YEAR ENDED
                                                                   ENDED         FEBRUARY 29,         ENDED         FEBRUARY 29,
                                                              AUGUST 31, 2000        2000        AUGUST 31, 2000        2000
                                                              -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $   1,735,122    $   3,850,387     $   2,686,808    $   5,703,415
  Net realized loss from investments ......................         (503,151)        (864,384)         (301,900)        (542,354)
  Net unrealized appreciation (depreciation) on investments        4,270,950       (7,201,575)        5,293,951      (10,374,422)
                                                              -------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ........................        5,502,921       (4,215,572)        7,678,859       (5,213,361)
 Distributions to shareholders from:
  Net investment income ...................................       (1,735,122)      (3,918,083)       (2,684,245)      (5,735,968)
  In excess of net investment income ......................          (18,180)          (9,222)               --               --
                                                              -------------------------------------------------------------------
 Total distributions to shareholders ......................       (1,753,302)      (3,927,305)       (2,684,245)      (5,735,968)
 Capital share transactions: (Note 2) .....................       (2,475,223)         (24,399)       (4,174,507)      (4,707,193)
                                                              -------------------------------------------------------------------
        Net increase (decrease) in net assets .............        1,274,396       (8,167,276)          820,107      (15,656,522)
Net assets:
 Beginning of period ......................................       72,517,149       80,684,425       108,831,300      124,487,822
                                                              -------------------------------------------------------------------
 End of period ............................................    $  73,791,545    $  72,517,149     $ 109,651,407    $ 108,831,300
                                                              ===================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income) included
 in net assets:
  End of period ...........................................    $     (27,402)   $      (9,222)    $      10,435    $       7,872
                                                              ===================================================================




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000


                                                                      FRANKLIN INSURED               FRANKLIN MASSACHUSETTS INSURED
                                                                    TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                SIX MONTHS          YEAR ENDED        SIX MONTHS         YEAR ENDED
                                                                  ENDED            FEBRUARY 29,         ENDED           FEBRUARY 29,
                                                              AUGUST 31, 2000         2000          AUGUST 31, 2000        2000
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   39,473,333     $   86,901,170     $    8,650,529     $ 18,293,604
  Net realized loss from investments ......................         (142,237)        (4,583,322)          (561,623)      (1,390,941)
  Net unrealized appreciation (depreciation) on investments       59,191,216       (139,213,298)        14,332,433      (29,607,121)
                                                              ----------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations ..................................       98,522,312        (56,895,450)        22,421,339      (12,704,458)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (38,165,994)       (83,999,774)        (8,035,575)     (17,014,519)
   Class B ................................................          (11,772)               (71)                --               --
   Class C ................................................       (1,295,567)        (2,901,325)          (614,954)      (1,233,276)
  In excess of net investment income:
   Class A ................................................         (302,073)          (128,561)           (56,516)              --
   Class B ................................................              (93)                --                 --               --
   Class C ................................................          (10,254)            (4,440)            (4,325)              --
  Net realized gains:
   Class A ................................................               --         (2,954,541)                --               --
   Class C ................................................               --           (115,941)                --               --
                                                              ----------------------------------------------------------------------
 Total distributions to shareholders ......................      (39,785,753)       (90,104,653)        (8,711,370)     (18,247,795)
 Capital share transactions: (Note 2)
  Class A .................................................      (63,052,401)      (140,018,064)        (7,235,147)      (4,931,023)
  Class B .................................................        1,054,890             63,000                 --               --
  Class C .................................................       (4,912,972)        (2,989,153)        (1,078,857)       3,286,208
                                                              ----------------------------------------------------------------------
 Total capital share transactions .........................      (66,910,483)      (142,944,217)        (8,314,004)      (1,644,815)
        Net increase (decrease) in net assets .............       (8,173,924)      (289,944,320)         5,395,965      (32,597,068)
Net assets:
 Beginning of period ......................................    1,502,235,754      1,792,180,074        333,783,415      366,380,483
                                                              ----------------------------------------------------------------------
 End of period ............................................   $1,494,061,830     $1,502,235,754     $  339,179,380     $333,783,415
                                                              ======================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of period ...........................................   $   (2,175,989)    $   (1,863,569)    $     (199,404)    $   (138,563)
                                                              ======================================================================




                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000


                                                                 FRANKLIN MICHIGAN INSURED             FRANKLIN MINNESOTA INSURED
                                                                    TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                SIX MONTHS         YEAR ENDED         SIX MONTHS         YEAR ENDED
                                                                  ENDED           FEBRUARY 29,          ENDED           FEBRUARY 29,
                                                              AUGUST 31, 2000         2000          AUGUST 31, 2000        2000
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   28,329,858     $   60,191,236     $   12,013,036     $ 25,703,798
  Net realized loss from investments ......................         (311,918)        (1,175,679)        (2,234,292)      (1,391,185)
  Net unrealized appreciation (depreciation) on investments       41,701,977        (90,745,904)        21,243,506      (42,186,535)
                                                              ----------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations ..................................       69,719,917        (31,730,347)        31,022,250      (17,873,922)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (27,207,245)       (57,627,770)       (11,513,843)     (24,693,081)
   Class B ................................................          (23,104)              (470)                --               --
   Class C ................................................       (1,099,509)        (2,366,024)          (499,193)      (1,010,717)
  In excess of net investment income:
   Class A ................................................         (217,342)                --           (172,095)        (315,053)
   Class B ................................................             (185)                --                 --               --
   Class C ................................................           (8,783)                --             (7,461)         (12,896)
  Net realized gains:
   Class A ................................................               --            (29,134)                --       (1,012,367)
   Class C ................................................               --             (1,391)                --          (45,306)
                                                              ----------------------------------------------------------------------
 Total distributions to shareholders ......................      (28,556,168)       (60,024,789)       (12,192,592)     (27,089,420)
 Capital share transactions: (Note 2)
  Class A .................................................      (37,199,441)       (15,930,404)       (14,875,559)     (21,060,438)
  Class B .................................................        2,082,032            226,865                 --               --
  Class C .................................................       (2,437,271)         3,195,982            207,770        2,924,255
                                                              ----------------------------------------------------------------------
 Total capital share transactions .........................      (37,554,680)       (12,507,557)       (14,667,789)     (18,136,183)
        Net increase (decrease) in net assets .............        3,609,069       (104,262,693)         4,161,869      (63,099,525)
Net assets:
 Beginning of period ......................................    1,107,052,657      1,211,315,350        472,970,425      536,069,950
                                                              ----------------------------------------------------------------------
 End of period ............................................   $1,110,661,726     $1,107,052,657     $  477,132,294     $472,970,425
                                                              ======================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of period ...........................................   $   (1,082,552)    $     (856,242)    $     (555,360)    $   (375,804)
                                                              ======================================================================




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000


                                                                                              FRANKLIN OHIO INSURED
                                                                                              TAX-FREE INCOME FUND
                                                                                       -------------------------------------
                                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                                       AUGUST 31, 2000     FEBRUARY 29, 2000
                                                                                       -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................    $  18,602,166        $  39,933,503
  Net realized loss from investments ...............................................       (1,263,938)          (1,293,348)
  Net unrealized appreciation (depreciation) on investments ........................       28,845,050          (62,487,259)
                                                                                       -------------------------------------
        Net increase (decrease) in net assets resulting from operations ............       46,183,278          (23,847,104)
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................................................      (17,665,611)         (38,019,372)
   Class B .........................................................................          (13,573)                (123)
   Class C .........................................................................         (922,982)          (1,914,008)
  In excess of net investment income:
   Class A .........................................................................         (183,031)            (126,788)
   Class B .........................................................................             (141)                  --
   Class C .........................................................................           (9,563)              (6,383)
  Net realized gains:
   Class A .........................................................................               --           (1,086,554)
   Class C .........................................................................               --              (61,042)
                                                                                       -------------------------------------
 Total distributions to shareholders ...............................................      (18,794,901)         (41,214,270)
 Capital share transactions: (Note 2)
  Class A ..........................................................................      (25,900,309)         (25,936,766)
  Class B ..........................................................................        1,191,386               75,442
  Class C ..........................................................................       (1,500,860)           1,413,023
                                                                                       -------------------------------------
 Total capital share transactions ..................................................      (26,209,783)         (24,448,301)
        Net increase (decrease) in net assets ......................................        1,178,594          (89,509,675)
Net assets:
 Beginning of period ...............................................................      729,340,896          818,850,571
                                                                                       -------------------------------------
 End of period .....................................................................    $ 730,519,490        $ 729,340,896
                                                                                       =====================================
Accumulated distributions in excess of net investment income included in net assets:
 End of period .....................................................................    $    (353,471)       $    (160,736)
                                                                                       =====================================




                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. INSURANCE

The scheduled payments of interest and principal for each long-term municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                     CLASS A & CLASS C                  CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------------------------------
Franklin Arizona Insured    Franklin Massachusetts Insured     Franklin Insured Tax-Free Income Fund
 Tax-Free Income Fund        Tax-Free Income Fund              Franklin Michigan Insured Tax-Free
Franklin Florida Insured    Franklin Minnesota Insured          Income Fund
 Tax-Free Income Fund        Tax-Free Income Fund              Franklin Ohio Insured Tax-Free Income Fund

At August 31, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                       FRANKLIN ARIZONA INSURED             FRANKLIN FLORIDA INSURED
                                                         TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                     ------------------------------------------------------------------
                                                       SHARES           AMOUNT              SHARES          AMOUNT
                                                     ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2000
 Shares sold ..................................          464,091     $   4,711,344           402,742     $   3,961,923
 Shares issued in reinvestment of distributions           84,231           847,462           104,417         1,022,497
 Shares redeemed ..............................         (799,610)       (8,034,029)         (938,782)       (9,158,927)
                                                     ------------------------------------------------------------------
Net decrease ..................................         (251,288)    $  (2,475,223)         (431,623)    $  (4,174,507)
                                                     ==================================================================
Year ended February 29, 2000
 Shares sold ..................................        2,453,917     $  25,296,356         3,353,488     $  33,401,084
 Shares issued in reinvestment of distributions          198,966         2,037,874           202,653         2,024,670
 Shares redeemed ..............................       (2,729,952)      (27,358,629)       (4,057,502)      (40,132,947)
                                                     ------------------------------------------------------------------
Net decrease ..................................          (77,069)    $     (24,399)         (501,361)    $  (4,707,193)
                                                     ==================================================================

                                                                                                   FRANKLIN
                                                          FRANKLIN INSURED                  MASSACHUSETTS INSURED
                                                        TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                     ------------------------------------------------------------------
                                                       SHARES           AMOUNT              SHARES          AMOUNT
                                                     ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2000
 Shares sold ..................................        3,371,977     $  38,607,596           996,306     $  10,902,068
 Shares issued in reinvestment of distributions        1,457,910        16,649,321           347,660         3,795,020
 Shares redeemed ..............................      (10,369,079)     (118,309,318)       (2,016,980)      (21,932,235)
                                                     ------------------------------------------------------------------
Net decrease ..................................       (5,539,192)    $ (63,052,401)         (673,014)    $  (7,235,147)
                                                     ==================================================================
Year ended February 29, 2000
 Shares sold ..................................       19,707,494     $ 231,292,083         3,962,796     $  44,900,906
 Shares issued in reinvestment of distributions        3,316,153        38,762,056           716,003         7,977,204
 Shares redeemed ..............................      (35,299,112)     (410,072,203)       (5,217,521)      (57,809,133)
                                                     ------------------------------------------------------------------
Net decrease ..................................      (12,275,465)    $(140,018,064)         (538,722)    $  (4,931,023)
                                                     ==================================================================
CLASS B SHARES:
Six months ended August 31, 2000
 Shares sold ..................................           92,184     $   1,059,187
 Shares issued in reinvestment of distributions              656             7,554
 Shares redeemed ..............................           (1,020)          (11,851)
                                                     ------------------------------
Net increase ..................................           91,820     $   1,054,890
                                                     ==============================
Year ended February 29, 2000(a)
 Shares sold ..................................           14,530     $     163,000
 Shares issued in reinvestment of distributions                1                12
 Shares redeemed ..............................           (8,905)         (100,012)
                                                     ------------------------------
Net increase ..................................            5,626     $      63,000
                                                     ==============================


(a) For the period February 1, 2000 (effective date) to February 29, 2000.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                                                   FRANKLIN
                                                           FRANKLIN INSURED                  MASSACHUSETTS INSURED
                                                         TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                     ------------------------------------------------------------------
                                                        SHARES           AMOUNT             SHARES           AMOUNT
                                                     ------------------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold ..................................          244,404     $   2,801,049           212,996     $   2,345,981
 Shares issued in reinvestment of distributions           64,137           736,740            38,303           420,435
 Shares redeemed ..............................         (737,951)       (8,450,761)         (349,743)       (3,845,273)
                                                     ------------------------------------------------------------------
Net decrease ..................................         (429,410)    $  (4,912,972)          (98,444)    $  (1,078,857)
                                                     ==================================================================
Year ended February 29, 2000
 Shares sold ..................................        1,513,376     $  17,938,774           966,201     $  10,781,033
 Shares issued in reinvestment of distributions          157,205         1,849,145            76,607           856,655
 Shares redeemed ..............................       (1,948,799)      (22,777,072)         (754,410)       (8,351,480)
                                                     ------------------------------------------------------------------
Net increase (decrease) .......................         (278,218)    $  (2,989,153)          288,398     $   3,286,208
                                                     ==================================================================

                                                       FRANKLIN MICHIGAN INSURED           FRANKLIN MINNESOTA INSURED
                                                          TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                     ------------------------------------------------------------------
                                                        SHARES           AMOUNT             SHARES           AMOUNT
                                                     ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2000
 Shares sold ..................................        2,321,730     $  26,810,850           890,986     $  10,029,319
 Shares issued in reinvestment of distributions        1,203,111        13,881,520           549,351         6,207,829
 Shares redeemed ..............................       (6,755,582)      (77,891,811)       (2,761,028)      (31,112,707)
                                                     ------------------------------------------------------------------
Net decrease ..................................       (3,230,741)    $ (37,199,441)       (1,320,691)    $ (14,875,559)
                                                     ==================================================================
Year ended February 29, 2000
 Shares sold ..................................       10,186,319     $ 121,214,207         3,490,337     $  40,650,218
 Shares issued on merger(b) ...................        1,293,437        15,172,016                --                --
 Shares issued in reinvestment of distributions        2,518,024        29,587,974         1,201,706        13,903,684
 Shares redeemed ..............................      (15,575,753)     (181,904,601)       (6,592,039)      (75,614,340)
                                                     ------------------------------------------------------------------
Net decrease ..................................       (1,577,973)    $ (15,930,404)       (1,899,996)    $ (21,060,438)
                                                     ==================================================================

CLASS B SHARES:
Six months ended August 31, 2000
 Shares sold ..................................          190,739     $   2,210,916
 Shares issued in reinvestment of distributions            1,099            12,740
 Shares redeemed ..............................          (12,298)         (141,624)
                                                     ------------------------------
Net increase ..................................          179,540     $   2,082,032
                                                     ==============================
Year ended February 29, 2000(a)
 Shares sold ..................................           20,025     $     226,741
 Shares issued in reinvestment of distributions               11               124
                                                     ------------------------------
Net increase ..................................           20,036     $     226,865
                                                     ==============================


(a) For the period February 1, 2000 (effective date) to February 29, 2000.

(b) For the Franklin Michigan Insured Tax-Free Income Fund, during the year ended February 29, 2000, the fund acquired the net assets of the Franklin Michigan Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Michigan Tax-Free Income Fund's shareholders.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                  FRANKLIN MICHIGAN INSURED            FRANKLIN MINNESOTA INSURED
                                                                    TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                                --------------------------------------------------------------------
                                                                  SHARES            AMOUNT              SHARES            AMOUNT
                                                                --------------------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold ...........................................           279,359       $  3,251,120            179,418      $   2,045,864
 Shares issued in reinvestment of distributions ........            61,411            713,365             32,138            364,882
 Shares redeemed .......................................          (553,209)        (6,401,756)          (194,937)        (2,202,976)
                                                                -------------------------------------------------------------------
Net increase (decrease) ................................          (212,439)      $ (2,437,271)            16,619      $     207,770
Year ended February 29, 2000                                    ===================================================================
 Shares sold ...........................................         1,409,896       $ 16,934,372            698,406      $   8,181,096
 Shares issued in reinvestment of distributions ........           136,796          1,617,620             66,230            767,862
 Shares redeemed .......................................        (1,307,889)       (15,356,010)          (526,304)        (6,024,703)
                                                                -------------------------------------------------------------------
Net increase ...........................................           238,803       $  3,195,982            238,332      $   2,924,255
                                                                ===================================================================

                                                                                                         FRANKLIN OHIO INSURED
                                                                                                          TAX-FREE INCOME FUND
                                                                                                    --------------------------------
                                                                                                       SHARES             AMOUNT
                                                                                                    --------------------------------
CLASS A SHARES:
Six months ended August 31, 2000
 Shares sold ...........................................................................               1,554,559      $  18,166,907
 Shares issued in reinvestment of distributions ........................................                 760,747          8,890,606
 Shares redeemed .......................................................................              (4,540,120)       (52,957,822)
                                                                                                    --------------------------------
Net decrease ...........................................................................              (2,224,814)     $ (25,900,309)
                                                                                                    ================================
Year ended February 29, 2000
 Shares sold ...........................................................................               6,843,345      $  82,632,226
 Shares issued in reinvestment of distributions ........................................               1,661,089         19,820,266
 Shares redeemed .......................................................................             (10,850,902)      (128,389,258)
                                                                                                    --------------------------------
Net decrease ...........................................................................              (2,346,468)     $ (25,936,766)
                                                                                                    ================================
CLASS B SHARES:
Six months ended August 31, 2000
 Shares sold ...........................................................................                 100,981      $   1,181,599
 Shares issued in reinvestment of distributions ........................................                     833              9,787
                                                                                                    --------------------------------
Net increase ...........................................................................                 101,814      $   1,191,386
                                                                                                    ================================
Year ended February 29, 2000(a)
 Shares sold ...........................................................................                   6,586      $      75,434
 Shares issued in reinvestment of distributions ........................................                       1                  8
                                                                                                    --------------------------------
Net increase ...........................................................................                   6,587      $      75,442
                                                                                                    ================================
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold ...........................................................................                 192,959      $   2,264,699
 Shares issued in reinvestment of distributions ........................................                  55,109            647,566
 Shares redeemed .......................................................................                (375,403)        (4,413,125)
                                                                                                    --------------------------------
Net decrease ...........................................................................                (127,335)     $  (1,500,860)
                                                                                                    ================================
Year ended February 29, 2000
 Shares sold ...........................................................................                 931,003      $  11,267,145
 Shares issued in reinvestment of distributions ........................................                 116,996          1,402,890
 Shares redeemed .......................................................................                (944,288)       (11,257,012)
                                                                                                    --------------------------------
Net increase ...........................................................................                 103,711      $   1,413,023
                                                                                                    ================================

(a) For the period February 1, 2000 (effective date) to February 29, 2000.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

         ANNUALIZED
          FEE RATE      MONTH-END NET ASSETS
         ---------------------------------------------------------
            .625%       First $100 million
            .500%       Over $100 million, up to and including $250 million
            .450%       In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                                FRANKLIN
                                    FRANKLIN ARIZONA   FRANKLIN FLORIDA      FRANKLIN          MASSACHUSETTS
                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                      INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                   --------------------------------------------------------------------------
Net commissions received (paid) .     $   (6,260)        $    4,634         $  (78,334)        $  (15,643)
Contingent deferred sales charges     $    7,138         $       --         $   32,189         $    8,187

                                        FRANKLIN          FRANKLIN
                                        MICHIGAN          MINNESOTA        FRANKLIN OHIO
                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                      INCOME FUND        INCOME FUND        INCOME FUND
                                   --------------------------------------------------------
Net commissions received (paid) .     $  (96,115)        $  (22,840)        $  (37,023)
Contingent deferred sales charges     $   43,832         $    4,657         $   13,565

The Funds paid transfer agent fees of $1,109,919, of which $866,999 was paid to Investor Services.

Included in professional fees are legal fees of $11,590 that were paid to a law firm in which a partner of that firm was an officer of the Funds.


 4.   INCOME TAXES

At February 29, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                    FRANKLIN
                                       FRANKLIN ARIZONA   FRANKLIN FLORIDA       FRANKLIN         MASSACHUSETTS
                                       INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                          INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                       -------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 .............................        $ 165,472         $1,100,392         $       --         $       --
 2005 .............................           17,363            167,156                 --                 --
 2007 .............................               --                 --                 --                 --
 2008 .............................          698,822            497,948          3,533,187          1,247,097
                                       -------------------------------------------------------------------------
                                           $ 881,657         $1,765,496         $3,533,187         $1,247,097
                                       =========================================================================

                                           FRANKLIN           FRANKLIN
                                           MICHIGAN           MINNESOTA       FRANKLIN OHIO
                                       INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                          INCOME FUND        INCOME FUND        INCOME FUND
                                       ------------------------------------------------------
Capital loss carryovers expiring in:
 2003 .............................       $       --         $       --         $       --
 2005 .............................               --                 --                 --
 2007 .............................          104,203                 --                 --
 2008 .............................           68,409          1,391,185          1,196,416
                                       ------------------------------------------------------
                                          $  172,612         $1,391,185         $1,196,416
                                       ======================================================

At February 29, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending February 28, 2001.

   FRANKLIN           FRANKLIN                                FRANKLIN           FRANKLIN           FRANKLIN
ARIZONA INSURED    FLORIDA INSURED    FRANKLIN INSURED      MASSACHUSETTS     MICHIGAN INSURED    OHIO INSURED
   TAX-FREE           TAX-FREE           TAX-FREE         INSURED TAX-FREE       TAX-FREE           TAX-FREE
  INCOME FUND        INCOME FUND        INCOME FUND          INCOME FUND        INCOME FUND       INCOME FUND
--------------------------------------------------------------------------------------------------------------
  $   165,561        $    44,406        $ 1,050,135          $   143,844        $ 1,107,270       $    96,932

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)


4. INCOME TAXES (CONT.)

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At August 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                                          FRANKLIN
                              FRANKLIN ARIZONA   FRANKLIN FLORIDA      FRANKLIN         MASSACHUSETTS
                              INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                              -------------------------------------------------------------------------
Investments at cost .......     $71,494,995        $108,177,372      $1,448,666,449      $330,669,848
                              =========================================================================
Unrealized appreciation ...     $ 1,808,271        $  2,993,161      $   48,668,701      $  8,964,498
Unrealized depreciation ...      (1,264,655)         (1,284,166)        (17,797,663)       (2,401,746)
                              -------------------------------------------------------------------------
Net unrealized appreciation     $   543,616        $  1,708,995      $   30,871,038      $  6,562,752
                              =========================================================================

                                  FRANKLIN           FRANKLIN
                                  MICHIGAN           MINNESOTA        FRANKLIN OHIO
                              INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                 INCOME FUND        INCOME FUND        INCOME FUND
                              ------------------------------------------------------
Investments at cost .......    $1,056,287,050      $482,720,046       $704,129,959
                              ======================================================
Unrealized appreciation ...    $   47,684,957      $ 11,763,637       $ 25,369,568
Unrealized depreciation ...        (7,426,811)       (7,390,609)        (6,771,162)
                              ------------------------------------------------------
Net unrealized appreciation    $   40,258,146      $  4,373,028       $ 18,598,406
                              ======================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2000, were as follows:

                                                                         FRANKLIN
             FRANKLIN ARIZONA   FRANKLIN FLORIDA      FRANKLIN         MASSACHUSETTS
             INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
               INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
             -------------------------------------------------------------------------
Purchases      $21,477,636        $19,527,600        $ 69,379,260       $28,437,966
Sales ...      $24,740,270        $21,197,601        $141,627,997       $38,933,428

                FRANKLIN           FRANKLIN
                MICHIGAN           MINNESOTA        FRANKLIN OHIO
             INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
               INCOME FUND        INCOME FUND        INCOME FUND
             ------------------------------------------------------
Purchases      $ 76,098,484       $67,267,293        $60,574,673
Sales ...      $122,335,880       $81,446,612        $85,174,387




SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the six months ended August 31, 2000.

The U.S. economy continued its trend of strong growth during the six-month review period, as second quarter annualized gross domestic product increased 5.3% on the heels of a 4.8% rise in the first quarter. Concerned that this growth, combined with a historically low unemployment rate, would lead to inflationary pressures, the Federal Open Market Committee (FOMC) raised the federal funds target rate twice during the reporting period, with the last increase occurring in May when they brought the rate to 6.5%. The Federal Reserve Board's (the fed's) decision to hold short-term rates steady at the June and August FOMC meetings, together with a moderate 0.1% increase in August's Consumer Price Index, suggested that the economy could be feeling the impact of the recent rate increases and might be slowing to a more sustainable pace.

The municipal bond market performed well over the reporting period following a difficult year in 1999 and a slow start in the first quarter of 2000, in which strong economic numbers and the federal funds target rate increases hampered bond prices. The belief that these rate increases were beginning to achieve their desired effect of slowing the economy and that, for the time being, the Fed would hold off on further tightening led to a general decline in long-term interest rates. The yield on the 30-year Treasury bond fell from 6.14% at the beginning of the period to 5.67% on August 31, 2000, and the 10-year Treasury note declined from 6.41% to 5.73%. Furthermore,


CONTENTS

Shareholder Letter ........................................................    1

Fund Reports

 Franklin Alabama
 Tax-Free Income Fund .....................................................    4

 Franklin Florida
 Tax-Free Income Fund .....................................................    8

 Franklin Georgia
 Tax-Free Income Fund .....................................................   14

 Franklin Kentucky
 Tax-Free Income Fund .....................................................   18

 Franklin Louisiana
 Tax-Free Income Fund .....................................................   22

 Franklin Maryland
 Tax-Free Income Fund .....................................................   26

 Franklin Missouri
 Tax-Free Income Fund .....................................................   31

 Franklin North Carolina
 Tax-Free Income Fund .....................................................   35

 Franklin Texas
 Tax-Free Income Fund .....................................................   40

 Franklin Virginia
 Tax-Free Income Fund .....................................................   44

Municipal Bond Ratings ....................................................   49

Financial Highlights &
Statements of Investments .................................................   51

Financial Statements ......................................................   97

Notes to
Financial Statements ......................................................  108

[FUND CATEGORY PYRAMID GRAPHIC]

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


the municipal bond market generally trended with the 30-year Treasury bond and saw yields decrease. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, decreased from a yield of 6.17% to 5.72% for the same period.(1) Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise.

In addition to the respite from interest-rate tightening, lower supply favorably impacted municipal bond prices. The booming economy, which increased revenues for most municipalities, reduced the need for borrowing to finance capital projects. From January through August 31, 2000, national municipal bond issuance was down 20%, compared to the same period in 1999.(2) Lower supply and continued high demand for municipal bonds among insurance and mutual fund companies, as well as retail investors, contributed to their price increase. The government announced a buyback of 30-year Treasury bonds, which increased their price and decreased their yield. This meant that, on a relative basis, long-term municipal bond yields have been attractive. During the six months under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 104% of a comparable Treasury bond's yield.(1) Historically this ratio is about 90%. Since municipal bonds are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.


(1.) Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

(2.) Source: The Bond Buyer, 9/1/00.

Looking forward, we anticipate that the Fed will continue to monitor inflationary tendencies closely. If the economy slows toward the end of 2000, the bond markets could continue their positive trend. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ALABAMA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                [PIE CHART]

                AAA - 64.9%

                AA - 4.6%

                A - 2.6%

                BBB - 24.5%

                Below Investment
                Grade - 3.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[ALABAMA STATE MAP]

         Alabama's economic base continued to expand and diversify throughout the reporting period, with growth in technology firms in the Huntsville area and the health and business services sectors, concentrated near Birmingham and Mobile. In manufacturing, automobile industry employment replaced job losses in the apparel and textile industries. Largely as a result of this expansion, per capita personal income growth outpaced the national average, but still has some catching up to do. The state's overall income levels represented just 83% of the national average.(2)

The state's unemployment numbers tended to be in line with national statistics during the review period, as shown by April's 4.1% unemployment rate, relative to the 4.0% national average for the same month.(3) Looking ahead, Alabama's 1% annual employment growth forecast for the next five years projects some slowing and a growth rate trailing the nation's. At the same time, the services, trade and finance sectors are expected to contribute to further, modest employment diversification.(2)

The state's constitution prohibits the issuance of general obligation (GO) debt, except by special legislative provisions. As a result, Alabama's GO debt ratio was a low $73 per capita during the reporting period.(2) Historically, the state's conservative fiscal policies have enabled it to maintain balanced financial operations and meet higher spending needs for education and capital improvements by issuing special tax revenue bonds.


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard & Poor's(R), Ratings Direct, 3/24/00.

(3.) Source: Bureau of Labor Statistics, 8/25/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 52.

Looking forward, we expect Alabama's below-average business costs to continue to stimulate economic growth. This growth, combined with the state's record of budgetary discipline, should enable Alabama's municipal obligations to perform well in the future.

PORTFOLIO NOTES

Although the expectation of higher interest rates negatively affected municipal bond prices in April and May, they improved substantially in the final three months of the period, as the Federal Reserve Board (the Fed) chose to leave rates steady. Municipal bond investors were cautious, as the Fed took an aggressive posture toward using interest-rate tightening to mitigate inflationary tendencies. However, the Fed's June and August decisions not to raise short-term interest rates, together with recent indications that economic growth might be slowing, resulted in a positive market reaction.

For the six months under review, long-term interest rates, as represented by the 30-year Treasury bond, declined overall. Municipal bonds generally trended with the 30-year Treasury and the Bond Buyer Municipal Bond Index, an indicator of the municipal bond market, and experienced falling yields. Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise. Accordingly, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.62 per share on February 29, 2000, to $10.99 on August 31, 2000. Additionally, the higher interest rates early in the reporting period allowed the Fund to increase its Class A shares' dividend during the reporting period, from 5.05 to 5.09 cents per share.

Municipal bond prices also benefited from the supply reduction we have seen so far this year, as the strong economy left municipalities with ample revenues, decreasing their need for borrowing to finance new projects. For the first eight months of 2000, Alabama issued approximately $1.46 billion of municipal debt, compared with $2.75 billion for the same period last year, a decline of 46.9%.(4)

During the period under review, we attempted to take advantage of higher interest rates to restructure the portfolio and enhance its income-producing potential. Additionally, we booked tax losses, which can be carried forward in the portfolio to offset future capital gains and possibly lower shareholders' future tax liabilities. Overall, the general activity in Alabama was light due to the state's low levels of bond supply. Examples of purchases include Oxford GO school warrants; Sylacauga GO warrants; and Culman and Jefferson County Gas District Gas Revenue bonds.


(4.) Source: The Bond Buyer, 9/1/00.


PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
8/31/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                                    25.6%

Utilities                                                                  22.5%

Corporate-Backed                                                           13.8%

General Obligation                                                         13.6%

Housing                                                                     5.3%

Subject to Government
Appropriation                                                               5.0%

Transportation                                                              3.7%

Higher Education                                                            3.5%

Prerefunded                                                                 3.0%

Other Revenue                                                               2.2%

Tax-Supported                                                               1.8%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospitals & health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/00 - 8/31/00

                                                     DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                          CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                         5.05 cents              4.56 cents
April                                         5.05 cents              4.56 cents
May                                           5.05 cents              4.56 cents
June                                          5.09 cents              4.60 cents
July                                          5.09 cents              4.60 cents
August                                        5.09 cents              4.60 cents
--------------------------------------------------------------------------------
TOTAL                                        30.42 CENTS             27.48 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

We think it bears repeating that your Fund combines the advantage of high credit quality with tax-free yields. The Performance Summary on page 7 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.32%, based on an annualization of the current 5.09 cent ($0.0509) per share dividend and the maximum offering price of $11.48 on August 31, 2000. An investor in the maximum combined federal and Alabama state personal income tax bracket of 42.62% would need to earn 9.27% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Alabama, its municipal bonds and Franklin Alabama Tax-Free Income Fund. If the Fed succeeds in slowing economic growth to a sustainable rate and holds off on further interest-rate increases, municipal bonds, in general, and your Fund, in particular, stand to benefit. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.46%
Net Asset Value (NAV)                $10.99 (8/31/00)           $10.62 (2/29/00)
Change in NAV                        +$0.37
Distributions (3/1/00-8/31/00)       Dividend Income            $0.3042

CLASS C
Six-Month Total Return               +6.14%
Net Asset Value (NAV)                $11.05 (8/31/00)           $10.68 (2/29/00)
Change in NAV                        +$0.37
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2748

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                  1-YEAR     5-YEAR    10-YEAR   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +3.86%     +25.53%   +88.89%   +137.82%
Average Annual Total Return(2)           -0.55%      +3.75%    +6.11%     +6.49%

                                                                       INCEPTION
CLASS C                                             1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           +3.17%   +22.19%    +27.06%
Average Annual Total Return(2)                       +1.19%    +3.87%     +4.33%


AS OF 8/31/00

SHARE CLASS                                                        A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                             5.32%     4.94%
Taxable Equivalent Distribution Rate(4)                          9.27%     8.61%
30-Day Standardized Yield(5)                                     4.82%     4.44%
Taxable Equivalent Yield(4)                                      8.40%     7.74%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN ALABAMA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Alabama state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00


                [PIE CHART]

                AAA - 62.6%

                 AA - 11.5%

                  A - 13.2%

                BBB - 12.1%

                Below Investment
                Grade- 0.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal taxes through a portfolio consisting primarily of Florida municipal bonds.(1) In addition, the Fund's shares are free from Florida's annual intangibles tax.
--------------------------------------------------------------------------------

STATE UPDATE

[FLORIDA STATE MAP]

Florida's healthy economy led to a high rate of job creation during the six months under review. Employment growth has averaged 3.6% since 1992, ranking the state seventh in the nation.(2) Also, during the period, a tight labor market contributed to low unemployment. Florida's 3.7% unemployment rate for July, compared with the 4.0% national average for the same month, typifies the state's trend of unemployment rates at or below the national average.(3)

The favorable economic environment of recent years, coupled with financial discipline, has enabled the state to record successive years of budgetary surpluses and to add to its reserve fund balances. As of fiscal year 1999's audit, the reserve fund balance of $3.5 billion represented more than 18% of total revenues and spending levels.(2) The state also enforces solid budget and cash flow monitoring procedures, which allow maximum flexibility in managing the budget throughout the fiscal year. If imbalances are detected, the state possesses a statutory framework to reduce appropriations and avoid deficits.

Although Florida's $955 per-capita tax-supported debt level topped the $540 median for the 50 states, this level remained moderate relative to the state's resources. Debt-service charges represented 5.4% of general revenue fund resources and 2.7% of total


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
(2.) Source: Standard and Poor's, Ratings Direct, 8/8/00. This does not indicate Standard & Poor's rating of the Fund.
(3.) Source: Bureau of Labor Statistics, 8/25/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 57.

state revenue during the reporting period.(2) Capital outlay for primary, secondary and higher education mostly accounts for the increase in Florida's tax-supported debt over the past decade.

Going forward, Florida's diversified, service-based economy, fully funded budget, past history of fiscal discipline and stabilization reserves equal to 5% of revenues, as well as its AA+ credit rating from Standard & Poor's, an independent credit rating agency, should support the state's favorable credit outlook.(2)

PORTFOLIO NOTES

In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, during the second three months of the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth slowed during the second quarter and that inflation was less of a threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive returns year-to-date.

Lower municipal bond supply also brought some stability to the municipal market. For the first eight months of 2000, Florida's new issuance was down 3.3% from the same period in 1999, as the higher interest-rate environment discouraged municipalities from borrowing to finance new projects and from refunding existing debt.(4) In this environment, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.89 per share on February 29, 2000, to $11.28 on August 31, 2000.

During the first quarter of 2000, we were able to purchase bonds with relatively higher yields, typically in the 6.0%-6.125% range, increasing the portfolio's income. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We also sold the

PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
8/31/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  22.8%

Prerefunded                                                                15.1%

Hospital & Health Care                                                     14.3%

Transportation                                                             14.2%

Tax-Supported                                                               9.8%

Housing                                                                     9.4%

Other Revenue                                                               6.0%

General Obligation                                                          3.0%

Subject to Government
Appropriation                                                               2.9%

Higher Education                                                            2.2%

Corporate-Backed                                                            0.3%


(4.) Source: The Bond Buyer, 9/1/00.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/00- 8/31/00

                                                DIVIDEND PER SHARE
                                  ----------------------------------------------
MONTH                              CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
March                              5.03 cents        4.52 cents       4.55 cents
April                              5.03 cents        4.52 cents       4.55 cents
May                                5.03 cents        4.52 cents       4.55 cents
June                               5.03 cents        4.49 cents       4.53 cents
July                               5.03 cents        4.49 cents       4.53 cents
August                             5.03 cents        4.49 cents       4.53 cents
--------------------------------------------------------------------------------
TOTAL                             30.18 CENTS       27.03 CENTS      27.24 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

portfolio's seasoned holdings with shorter call dates and shorter maturities. The Fund then reinvested the proceeds in bonds with longer call structures or longer maturities and higher yields. Following our strategy, we sold Leesburg Utilities Revenue, Venice Health Care Revenue - Bon Secours Health System Project, Volusia County Health Facilities Authority Revenue and Tampa Occupational License Tax - Refunding bonds.

The Fund maintained its high quality portfolio during the six months under review, and on August 31, 2000, 74.1% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the period included Florida State Mid-Bay Bridge Authority Revenue, Florida State Board Registered Housing Revenue - University of Florida, Escambia County Health Facilities Authority Revenue - Florida Health Care Facility and Orange County Health Facilities Authority Revenue - Adventist Health System.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. On page 13, the Performance Summary shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.14%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $11.78 on August 31, 2000. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.51% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we are optimistic about the outlook for Florida, its municipal bonds and Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                    +6.47%
Net Asset Value (NAV)                     $11.28 (8/31/00)      $10.89 (2/29/00)
Change in NAV                             +$0.39
Distributions (3/1/00-8/31/00)            Dividend Income       $0.3018

CLASS B
Six-Month Total Return                    +6.34%
Net Asset Value (NAV)                     $11.31 (8/31/00)      $10.90 (2/29/00)
Change in NAV                             +$0.41
Distributions (3/1/00-8/31/00)            Dividend Income       $0.2703

CLASS C
Six-Month Total Return                    +6.22%
Net Asset Value (NAV)                     $11.38 (8/31/00)      $10.98 (2/29/00)
Change in NAV                             +$0.40
Distributions (3/1/00-8/31/00)            Dividend Income       $0.2724


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                  1-YEAR     5-YEAR    10-YEAR   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +4.85%     +27.68%   +94.55%   +149.74%
Average Annual Total Return(2)           +0.39%     +4.11%    +6.42%      +6.89%

                                                                       INCEPTION
CLASS B                                                                 (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                                +6.93%
Aggregate Total Return(2)                                                 +2.93%

                                                                       INCEPTION
CLASS C                                             1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +4.33%    +24.27%    +29.93%
Average Annual Total Return(2)                      +2.35%    +4.23%      +4.76%


AS OF 8/31/00

SHARE CLASS                                              A         B         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                   5.14%     4.81%     4.73%
Taxable Equivalent Distribution Rate(4)                8.51%     7.96%     7.83%
30-Day Standardized Yield(5)                           4.82%     4.49%     4.44%
Taxable Equivalent Yield(4)                            7.98%     7.43%     7.35%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.
(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.
(4.) Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.
(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                [PIE CHART]

                AAA- 60.9%


                AA- 16.0%


                A- 9.4%


                BBB- 13.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

[GEORGIA STATE MAP]

During the six months under review, Georgia's strong job creation, low average cost of living and extensive transportation infrastructure drove economic growth. A fast-growing services sector more than offset certain manufacturing sector declines. While job growth is expected to slow over the next several years, Georgia is expected to remain one of the nation's employment leaders, dominated by job gains in the business, health and other services sectors.

The state's 1995-1999 fiscal budgets ended with operating surpluses and an increased unreserved general fund balance, with fiscal year 2000 expected to do the same. As a result, the state's unreserved general fund balance increased and provided substantial financial flexibility. Georgia's overall debt burden, at $719 per capita, remains moderately above the national median.

Georgia's financial outlook is stable, reflecting its underlying economic strength and conservative management. Due to the state's solid financial performance, fully funded reserve levels and improving financial reporting and information technology, Standard & Poor's, an independent credit rating agency, rated Georgia debt AAA, the highest rating possible.


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
(2.) Source: Standard & Poor's,Ratings Direct, 6/23/00. This does not indicate Standard & Poor's rating of the Fund.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 66.

PORTFOLIO NOTES

Overall, long-term interest rates declined during the six months under review. We followed our disciplined philosophy of remaining as fully invested as possible, and Franklin Georgia Tax-Free Income Fund experienced capital appreciation during this time. The Fund's Class A share price, as measured by net asset value, increased from $11.03 on February 29, 2000, to $11.47 on August 31, 2000. The combination of an overall declining interest-rate environment and some significant holdings being called created a situation where we believed we needed to invest the called bond proceeds as best and as quickly as possible. Because of the relatively light supply of new issues this year, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Georgia market enabled us to take the first look at most offerings in both the primary and secondary markets and make prudent choices.

Many municipal bond issuers took advantage of declining interest rates to exercise call options on their outstanding bonds. During the six months under review, the Fund experienced 10 separate bond calls totaling approximately 4% of the portfolio's total long-term investments. We invested the proceeds in bonds with at least 10-year call protection, as we sought to protect the Fund's long-term income stream. We found value in Atlanta Airport Facilities, George L. Smith II Congress Center Authority and Meriwether County Public Facility Authority revenue bonds. As a result, the Fund's weighted average life to first call was 6.9 years at the end of the period. Going forward, we will continue to actively manage the Fund's call exposure, seeking to provide high, current income to our shareholders.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 17 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.89%, based on an annualization of the current 4.88 cent ($0.0488) per share dividend and

PORTFOLIO BREAKDOWN

Franklin Georgia
Tax-Free Income Fund
8/31/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Housing                                                                    16.0%

Hospital & Health Care                                                     15.8%

Utilities                                                                  13.6%

Prerefunded                                                                12.9%

Higher Education                                                           11.6%

Corporate-Backed                                                            9.4%

General Obligation                                                          7.9%

Transportation                                                              7.3%

Other Revenue                                                               2.4%

Tax-Supported                                                               2.0%

Subject to Government
Appropriation                                                               1.1%

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income
Fund
3/1/00- 8/31/00

                                                         DIVIDEND PER SHARE
                                                    ----------------------------
MONTH                                                 CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                                4.95 cents       4.48 cents
April                                                4.95 cents       4.48 cents
May                                                  4.95 cents       4.48 cents
June                                                 4.95 cents       4.46 cents
July                                                 4.95 cents       4.46 cents
August                                               4.95 cents       4.46 cents
--------------------------------------------------------------------------------
TOTAL                                               29.70 CENTS      26.82 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


the maximum offering price of $11.98 on August 31, 2000. An investor in the maximum combined federal and Georgia state personal income tax bracket of 43.22% would need to earn 8.61% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Georgia, its municipal bonds and Franklin Georgia Tax-Free Income Fund. We believe that if the Fed succeeds in slowing domestic economic growth to a sustainable rate and holds off on further interest-rate increases, municipal bonds, in general, and your Fund, in particular, stand to benefit. In the meantime, municipal bonds continue to offer tax-free income and an efficient way to diversify investment assets.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                      +6.79%
Net Asset Value (NAV)                       $11.47 (8/31/00)    $11.03 (2/29/00)
Change in NAV                               +$0.44
Distributions (3/1/00-8/31/00)              Dividend Income     $0.2970

CLASS C
Six-Month Total Return                      +6.47%
Net Asset Value (NAV)                       $11.54 (8/31/00)    $11.10 (2/29/00)
Change in NAV                               +$0.44
Distributions (3/1/00-8/31/00)              Dividend Income     $0.2682

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                  1-YEAR     5-YEAR    10-YEAR   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +4.86%    +26.50%    +90.00%   +141.50%
Average Annual Total Return(2)           +0.37%     +3.91%     +6.17%     +6.62%

                                                                       INCEPTION
CLASS C                                             1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +4.26%    +23.11%    +27.89%
Average Annual Total Return(2)                      +2.20%     +4.04%     +4.45%

AS OF 8/31/00

SHARE CLASS                                                        A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                             4.89%     4.52%
Taxable Equivalent Distribution Rate(4)                          8.61%     7.96%
30-Day Standardized Yield(5)                                     4.63%     4.25%
Taxable Equivalent Yield(4)                                      8.15%     7.49%

For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN GEORGIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00. (4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Georgia state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


 Past performance does not guarantee future results.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                [PIE CHART]

                AAA- 59.4%


                AA- 20.1%


                A- 8.2%


                BBB- 10.0%


                Below Investment
                Grade- 2.3%



*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[KENTUCKY STATE MAP]

Kentucky continues to experience a steadily growing economic base, a manageable debt burden and strong budgetary practices with adequate reserves. Despite declines in traditional industries such as apparel, coal and tobacco, the commonwealth's economy grew due to gains in transportation equipment and services, and overall employment growth was similar to that of the nation. Kentucky's central geographical location and low labor and energy costs contributed to this job growth, and the employment base continued to diversify as jobs in the higher-paid automotive, transportation equipment, air transport, and health and business services sectors replaced lower-wage jobs. By April 2000, the unemployment rate had dropped to 3.9%, the lowest in 12 years.(2)

Over the past six years, Kentucky has produced a structurally balanced budget and increased reserves to favorable levels, and it has a history of prudently estimating revenues. In each of fiscal years 1993 to 1998, actual revenues exceeded estimates by an average of 4.0%. For fiscal year 1999, however, revenue collections fell short of estimates by 0.4%. This marginal underperformance can be attributed to a greater than anticipated impact of tax cuts phased in during the past five years. The commonwealth triggered an automatic spending reduction plan in response to another revenue shortfall in fiscal year 2000. This shortfall represents a revenue decrease primarily due to lower than expected receipts from corporate taxes, estate taxes and investment income.


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
(2.) Source: Moody's(R) Investors Service,Kentucky (Commonwealth of), 6/8/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 70.

The automatic spending reductions ensure a structurally balanced budget and adequate spending controls. Revenue collection through April 2000 indicates income for the current fiscal year will come in right on the revised budget.(2)

Kentucky's debt ratios have dropped over the past several years to moderate levels, at $745 per capita and 2.8% of personal income. However, they are expected to increase again over the next couple years. Standard & Poor's, an independent credit rating agency, has assigned the commonwealth a strong AA rating, and the outlook for Kentucky is stable.(3) A modestly accelerating economy is expected to sustain recent financial improvements. Although debt ratios may rise slightly as substantial new debt is issued and outstanding debt is amortized, we expect the commonwealth's financial performance to continue to benefit from positive economic trends, a demonstrated ability to control spending, and prudent revenue estimating practices.

PORTFOLIO NOTES

Overall, long-term interest rates declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.42 on February 29, 2000, to $10.80 on August 31, 2000. During the reporting period, we attempted to take advantage of strong demand and relatively low new-issue supply in the Kentucky market to improve the Fund's call protection. We sold bonds with relatively short call protection and reinvested the proceeds in bonds with 10-year call protection without sacrificing yield. Because of Franklin Kentucky Tax-Free Income Fund's size and presence in the commonwealth's market, we typically get the first look at most offerings in the primary and secondary markets.

An example of the strategy described above involves Jefferson County School District Finance Corp. lease revenue bonds. We sold a 1998 issue with 8 years' call protection remaining and subsequently purchased a 2000 issue with 10-year call protection that provided the same yield. This trade increased the Fund's average call protection while protecting the Fund's long-term income stream. Although such market opportunities seldom present themselves, our active portfolio management often enables us to

PORTFOLIO BREAKDOWN

Franklin Kentucky
Tax-Free Income Fund
8/31/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Other Revenue                                                              17.8%

Utilities                                                                  17.6%

Housing                                                                    13.8%

Hospital & Health Care                                                     13.0%

Subject to Government
Appropriation                                                              12.3%

Prerefunded                                                                 8.9%

Transportation                                                              8.6%

Corporate-Backed                                                            5.0%

Tax-Supported                                                               2.8%

Higher Education                                                            0.2%

3. Source: Standard & Poor's,Ratings Direct, 6/22/00. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Kentucky
Tax-Free Income Fund- Class A
3/1/00- 8/31/00

                                                                      DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
March                                                                 4.82 cents

April                                                                 4.82 cents

May                                                                   4.82 cents

June                                                                  4.82 cents

July                                                                  4.82 cents

August                                                                4.82 cents
--------------------------------------------------------------------------------
TOTAL                                                                28.92 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


recognize and capitalize on them. As always, we plan to adhere to our disciplined philosophy of trying to maximize tax-free income.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 21 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.13%, based on an annualization of the current 4.82 cent ($0.0482) per share dividend and the maximum offering price of $11.28 on August 31, 2000. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 43.22% would need to earn 9.04% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, we are optimistic about the outlook for Kentucky, its municipal bonds and Franklin Kentucky Tax-Free Income Fund. We believe that if the Fed succeeds in slowing domestic economic growth to a sustainable rate and holds off on further interest-rate increases, municipal bonds, in general, and your Fund, in particular, stand to benefit. In the meantime, municipal bonds continue to offer tax-free income and an efficient way to diversify investment assets.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

  CLASS A
  Six-Month Total Return                  +6.54%
  Net Asset Value (NAV)                   $10.80 (8/31/00)      $10.42 (2/29/00)
  Change in NAV                           +$0.38
  Distributions (3/1/00-8/31/00)          Dividend Income       $0.2892

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                         1-YEAR     5-YEAR     (10/12/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.36%    +29.16%       +73.53%
Average Annual Total Return(2)                  -0.08%     +4.34%        +5.83%


AS OF 8/31/00

SHARE CLASS                                                                  A
--------------------------------------------------------------------------------
Distribution Rate(3)                                                       5.13%
Taxable Equivalent Distribution Rate(4)                                    9.04%
30-Day Standardized Yield(5)                                               4.93%
Taxable Equivalent Yield(4)                                                8.68%

For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. With- out this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.58%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.
(3.) Distribution rate is based on an annualization of the current 4.82 cent per share monthly dividend and the maximum offering price of $11.28 on 8/31/00.
(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Kentucky state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%. (5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares..
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                [PIE CHART]

                AAA- 65.0%

                AA- 1.7%

                A- 3.5%

                BBB- 25.6%

                Below Investment
                Grade- 4.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[LOUISIANA STATE MAP]

During the reporting period, Louisiana maintained its stable credit outlook. Its economy is slowly diversifying and has a moderate and declining debt burden, while the state has instituted a number of positive changes. The budgetary process now emphasizes matching recurring expenditures with recurring revenues to limit any future budget imbalances. The primary use of any surplus revenues has been to repay outstanding debt, allowing for more stable future budgeting. Such changes, coupled with an improving economy, enabled the state to improve its fiscal position after several years of poor performance in the early 1990s. With annual surpluses dedicated to debt prepayment or onetime expenditures, however, general fund reserves remained relatively low at the end of fiscal year 1999. And the fiscal year 2000 budget suffered from slow sales and income tax growth, which forced cuts to keep it in balance.

Louisiana entered 2000 with slowing economic growth. The oil production and chemical manufacturing sectors experienced weakness due to volatile oil prices and shifts in worldwide demand for Louisiana products. While the services and construction sectors showed some strength, personal income growth is expected to be moderate, with the average income level remaining relatively low compared with the rest of the nation. Standard & Poor's, an independent credit rating agency, has assigned


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 73.

Louisiana an A- rating.(2) The state's stable credit rating reflects recent efforts to reverse several negative financial trends. Going forward, the degree to which the state's administration can institutionalize its various efforts and stabilize the revenue stream will have an effect on future ratings.

PORTFOLIO NOTES

Overall, long-term interest rates declined during the six months under review. We followed our disciplined philosophy of remaining as fully invested as possible, and Franklin Louisiana Tax-Free Income Fund experienced capital appreciation during this time. The Fund's Class A share price, as measured by net asset value, increased in value from $10.55 on February 29, 2000, to $10.95 on August 31, 2000. At the end of the period, the Fund's weighted average life to first call was about 6.2 years, and nearly two-thirds of the Fund's total long-term investments were of the highest, AAA-rated credit quality.

During the reporting period, the supply of Louisiana bonds was very light, with new issuance from January through August 2000 falling to $914 million, down over 57% from the same period in 1999.(3) Fortunately, Franklin's size and leverage in the Louisiana market becomes a great advantage in such times because we typically get the first look at most offerings in both the primary and secondary markets. Despite the reduced supply during the period, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders a steady, long-term income stream. We purchased Puerto Rico Commonwealth general obligation bonds and also found value and added to our position in Central Louisiana Electric Company's De Soto Parish Pollution Control revenue bonds, making it the portfolio's largest issue. Both these investments have 10-year call protection, which helps shield the Fund's long-term income-earning potential.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 25 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.09%,


(2.) Source: Standard & Poor's,Ratings Direct, 6/28/00. This does not indicate Standard & Poor's rating of the Fund.
(3.) Source:The Bond Buyer, 9/1/00.


PORTFOLIO BREAKDOWN

Franklin Louisiana
Tax-Free Income Fund
8/31/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  18.9%

Higher Education                                                           15.8%

Hospital & Health Care                                                     13.7%

Corporate-Backed                                                           12.5%

Housing                                                                    10.5%

General Obligation                                                          9.1%

Tax-Supported                                                               7.6%

Subject to Government
Appropriation                                                               4.3%

Prerefunded                                                                 3.7%

Other Revenue                                                               3.2%

Transportation                                                              0.7%

           DIVIDEND DISTRIBUTIONS*

Franklin Louisiana Tax-Free Income
Fund 3/1/00- 8/31/00

                                                         DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A           CLASS C
--------------------------------------------------------------------------------
March                                               4.90 cents        4.42 cents
April                                               4.90 cents        4.42 cents
May                                                 4.90 cents        4.42 cents
June                                                4.90 cents        4.40 cents
July                                                4.90 cents        4.40 cents
August                                              4.90 cents        4.40 cents
--------------------------------------------------------------------------------
TOTAL                                              29.40 CENTS       26.46 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $11.44 on August 31, 2000. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.22% would need to earn 8.97% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Louisiana, its municipal bonds and Franklin Louisiana Tax-Free Income Fund. We believe that if the Fed succeeds in slowing domestic economic growth to a sustainable rate and holds off on further interest-rate increases, municipal bonds, in general, and your Fund, in particular, stand to benefit. In the meantime, municipal bonds continue to offer tax-free income and an efficient way to diversify investment assets.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                    +6.69%
Net Asset Value (NAV)                     $10.95 (8/31/00)      $10.55 (2/29/00)
Change in NAV                             +$0.40
Distributions (3/1/00-8/31/00)            Dividend Income       $0.2940

CLASS C
Six-Month Total Return                    +6.45%
Net Asset Value (NAV)                     $11.03 (8/31/00)      $10.62 (2/29/00)
Change in NAV                             +$0.41
Distributions (3/1/00-8/31/00)            Dividend Income       $0.2646

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                               1-YEAR     5-YEAR     10-YEAR     (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +4.86%    +27.74%     +90.26%     +140.60%
Average Annual Total Return(2)        +0.36%     +4.10%      +6.18%       +6.58%

                                                                       INCEPTION
CLASS C                                          1-YEAR      5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.26%     +24.43%      +29.56%
Average Annual Total Return(2)                   +2.24%      +4.26%       +4.70%

AS OF 8/31/00

SHARE CLASS                                                        A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                             5.09%     4.68%
Taxable Equivalent Distribution Rate(4)                          8.97%     8.24%
30-Day Standardized Yield(5)                                     4.99%     4.61%
Taxable Equivalent Yield(4)                                      8.79%     8.12%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00. (4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Louisiana state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%. (5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                [PIE CHART]

    AAA - 46.8%



    AA - 23.4%



    A - 14.8%



    BBB - 15.0%




*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


Your Fund's Goal: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.(1)

STATE UPDATE

[MARYLAND STATE MAP]

     Maryland's broad-based economy continued to grow throughout the reporting period. By the late 1990s, the state largely had absorbed the impact of federal downsizing. Although, at 18.3%, Maryland's percentage of government employment remains higher than the national average of 16.1%, it still trails the services sector, which represents 34% of the state's employment mix.(2) Maryland boasts lower-than-average unemployment and higher-than-average per capita personal income at 113% of the national average.(3) In 1999, the state's 3.5% average unemployment rate was lower than it has been in 20 years. Unemployment has remained low in 2000, attested to by the state's 3.2% July rate, compared with the 4.0% national average for the same month.(4)

The state's robust economy translated into solid revenues. Income tax collections grew 7.9% in 1999, while sales tax collections, the state's second-largest source of revenue, registered a strong 6.4% gain. As of the latest official revenue estimates in March 2000, state tax collections have registered strong gains versus 1999. The higher revenues of recent years have enabled the state to afford the income tax reduction passed in its 1997 legislative season as well as amass budget stabilizing reserves totaling $581 million.(3) The state's fiscal year 2001 budget relies on conservative revenue projections, assuming employment growth well below the current pace. However, two future budgetary liabilities may appear in the form of pending court cases against the

(1.) For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard & Poor's, Ratings Direct, 7/18/00. This does not indicate Standard & Poor's rating of the Fund.

(3.) Source: Moody's Investors Service, 7/13/00. This does not indicate Moody's rating of the Fund.

(4.) Source: Bureau of Labor Statistics, 8/18/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 77.

state: the Baltimore City Schools' petition for more funding and another case involving the tobacco settlement lawyers' fees.

Maryland's debt burden is above average but carefully managed and rapidly repaid. Residents' debt per capita of $895 ranked the state 10th in the nation. Although relatively high, this figure is mitigated by the fact that Maryland closely follows the recommendations of its Capital Debt Affordability Committee's policy, which limits total debt to within 3.2% of personal income and debt service to 8% of state revenues.(3)

Looking forward, Maryland has excellent credit characteristics, demonstrated by its highest-quality credit ratings from Standard & Poor's and Moody's Investors Service, two independent credit rating agencies.(2),(3) The state's high wealth and income levels, combined with prudent fiscal management incorporating healthy reserves, rapid debt maturities and two-thirds completion of its multi-year income tax cut should enable it to successfully meet the challenges ahead.

PORTFOLIO NOTES

Although the expectation of higher interest rates hampered municipal bond prices in April and May, they improved substantially in the final three months of the period, as the Federal Reserve Board (the Fed) chose to leave rates steady. Municipal bond investors were cautious, as the Fed took an aggressive posture toward using interest-rate tightening to mitigate inflationary tendencies. However, the Fed's June and August decisions not to raise short-term interest rates, together with recent indications that economic growth might be slowing to a more sustainable pace, resulted in a positive market reaction.

For the six months under review, long-term interest rates, as represented by the 30-year Treasury bond, declined overall. Municipal bonds generally trended with the 30-year Treasury bond and the Bond Buyer Municipal Bond Index, an indicator of the municipal bond market, and experienced falling yields. Bond yield and price move in an inverse relationship, so that as yields fall, prices rise. Accordingly, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.63 per share on February 29, 2000, to $11.09 on August 31, 2000. Additionally, the higher interest rates early in the reporting period allowed the Fund to increase its Class A shares' dividend distributions from 4.68 to 4.73 cents per share.

PORTFOLIO BREAKDOWN

Franklin Maryland
Tax-Free Income Fund
8/31/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                                    26.0%

Utilities                                                                  20.2%

Housing                                                                    19.6%

Subject to Government
Appropriation                                                               8.9%

Prerefunded                                                                 7.0%

General Obligation                                                          6.6%

Higher Education                                                            3.5%

Corporate-Backed                                                            3.3%

Transportation                                                              2.5%

Tax-Supported                                                               2.0%

Other Revenue                                                               0.4%


*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospitals & health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*

Franklin Maryland Tax-Free Income Fund
3/1/00- 8/31/00

                                                     DIVIDEND PER SHARE
                                            ------------------------------------
 MONTH                                        CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                       4.68 cents               4.20 cents
April                                       4.68 cents               4.20 cents
May                                         4.68 cents               4.20 cents
June                                        4.73 cents               4.26 cents
July                                        4.73 cents               4.26 cents
August                                      4.73 cents               4.26 cents
================================================================================
TOTAL                                      28.23 CENTS              25.38 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Municipal bonds should also benefit from the supply reduction we have seen so far this year, as the strong economy left municipalities with ample revenues, decreasing their need for borrowing to finance new projects. For the first eight months of 2000, Maryland issued approximately $1.59 billion of municipal debt, compared with $1.89 billion for the same period last year, a decline of 16.1%.(5)

During the period, we attempted to take advantage of higher interest rates to restructure the portfolio to enhance its income-producing potential. Additionally, we booked tax losses, which can be carried forward in the portfolio to offset future capital gains and possibly lower shareholders' future tax liabilities. Overall, activity in Maryland was light due to the state's low levels of bond supply. Examples of purchases include St. Mary's College Revenue-Academic Fees and Auxillary Fees Project; Baltimore Revenue Wastewater Project; and Maryland State Health and Higher Educational Facilities Authority Revenue-University of Maryland Medical System bonds.

5. Source: The Bond Buyer, 9/1/00.

We think it bears repeating that your Fund combines the advantage of high credit quality with tax-free yields. The Performance Summary on page 30 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.90%, based on an annualization of the current 4.73 cent ($0.0473) per share dividend and the maximum offering price of $11.58 on August 31, 2000. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 44.35% would need to earn 8.81% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Maryland, its municipal bonds and Franklin Maryland Tax-Free Income Fund. If the Fed succeeds in slowing economic growth to a sustainable rate and holds off on further interest-rate increases, municipal bonds, in general, and your Fund, in particular, stand to benefit. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MARYLAND TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Maryland state and local personal income tax bracket of 44.35%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                    +7.10%
Net Asset Value (NAV)                     $11.09 (8/31/00)      $10.63 (2/29/00)
Change in NAV                             +$0.46
Distributions (3/1/00-8/31/00)            Dividend Income       $0.2823

CLASS C
Six-Month Total Return                    +6.76%
Net Asset Value (NAV)                     $11.18 (8/31/00)      $10.72 (2/29/00)
Change in NAV                             +$0.46
Distributions (3/1/00-8/31/00)            Dividend Income       $0.2538



ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                    INCEPTION
CLASS A                         1-YEAR      5-YEAR    10-YEAR       (10/3/88)
--------------------------------------------------------------------------------
  Cumulative Total Return(1)     +5.62%     +27.85%   +94.71%    +118.13%
  Average Annual Total Return(2) +1.11%     +4.13%    +6.43%       +6.33%


                                                                   INCEPTION
CLASS C                                  1-YEAR      5-YEAR         (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.01%      +24.90%        +31.46%
Average Annual Total Return(2)           +2.98%       +4.34%         +4.98%



AS OF 8/31/00

  SHARE CLASS                                               A            C
--------------------------------------------------------------------------------
Distribution Rate(3)                                      4.90%        4.50%
Taxable Equivalent Distribution Rate(4)                   8.81%        8.09%
30-Day Standardized Yield(5)                              4.76%        4.39%
Taxable Equivalent Yield(4)                               8.55%        7.89%


For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


30             Past performance does not guarantee future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

[MISSOURI STATE MAP]

During the six months under review, the nation's positive economic cycle benefited Missouri's economy. The state's employment and personal income continued to grow, albeit at a somewhat slower rate than the nation as a whole. The manufacturing sector experienced modest employment declines; however, job gains in trade and services more than offset those losses, and the state's overall unemployment rate remained low.

Missouri's strong economic performance and efforts to curtail expenditures helped maintain the state's sound financial position. Revenue growth in fiscal year 1999 was just 3% due to tax cuts passed in 1997 and 1998, and with one-time capital expenditures in fiscal year 1999, the state drew down the general fund balance modestly. The fiscal year 2000 budget is based on a conservative consensus revenue estimate of 5.1% growth, and it proposes spending accumulated fund balances on prisons, higher education facilities, improvements to state parks and other one-time expenditures. The budget also includes further tax reductions designed to keep the state within its reserve limits, although these reductions could restrict Missouri's financial flexibility in the future. Standard & Poor's, an independent credit rating agency, assigned the state its highest rating, AAA, based on Missouri's diversified economic base, sound financial management and low debt per capita level. Going forward, the state has a stable credit outlook due to its solid financial position, mandatory reserve requirements and steady economic performance.

CREDIT QUALITY BREAKDOWN*

Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                                  [PIE CHART]

AAA - 58.6%


AA - 15.9%


A - 8.3%


BBB - 16.3%


Below Investment
Grade - 0.9%



*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard & Poor's,Ratings Direct, 6/7/00. This does not indicate Standard & Poor's rating of the Fund.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 81.

PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
8/31/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                     21.0%

Subject to Government
Appropriation                                                              15.3%

Higher Education                                                           11.7%

Housing                                                                    10.4%

Utilities                                                                  10.0%

Prerefunded                                                                 8.2%

Tax-Supported                                                               7.5%

Transportation                                                              6.0%

Corporate-Backed                                                            5.1%

General Obligation                                                          2.6%

Other Revenue                                                               2.2%


PORTFOLIO NOTES

Early in the reporting period, expectations of higher interest rates generally hampered municipal bond prices. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We also sought to improve the portfolio's structure by selling bonds with shorter call protection and purchasing similar coupon bonds with longer call protection, thereby increasing the Fund's overall call protection.

The decline in long-term interest rates during the second half of the period resulted in generally increasing bond prices, benefiting municipal bond investors. Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $11.02 per share on February 29, 2000, to $11.51 on August 31, 2000.

During the six months under review, we sold our Missouri State Health and Educational Facilities Authority Health Facilities Revenue and Park Lane Medical Center holdings. Using the proceeds, we initiated positions in Puerto Rico Commonwealth Highway and Transportation Authority and Springfield Public Building Corp. revenue bonds. At the end of the reporting period, hospital and health care was the Fund's largest sector weighting, comprising 21.0% of total long-term investments. At the same time, AAA-rated bonds represented 58.6% of total long-term investments, indicating the portfolio's high quality.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 34 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.99%, based on an annualization of the current 5.0 cent ($0.050) per share dividend and the maximum offering price of $12.02 on August 31, 2000. An investor in the maximum combined federal and Missouri state personal income tax bracket of 43.22%

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/00- 8/31/00

                                                        DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                              CLASS A           CLASS C
--------------------------------------------------------------------------------
March                                              5 cents           4.50 cents
April                                              5 cents           4.50 cents
May                                                5 cents           4.50 cents
June                                               5 cents           4.49 cents
July                                               5 cents           4.49 cents
August                                             5 cents           4.49 cents
================================================================================
TOTAL                                              30 CENTS          26.97 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

would need to earn 8.79% from a taxable investment to match the Fund' s tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Missouri, its municipal bonds and Franklin Missouri Tax-Free Income Fund. Municipal bond funds can be a positive component of an investment portfolio, as they offer tax-free income and an efficient way to diversify investment assets.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and man-agement philosophy.

FRANKLIN MISSOURI TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Missouri state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +7.29%
Net Asset Value (NAV)                $11.51 (8/31/00)       $11.02 (2/29/00)
Change in NAV                        +$0.49
Distributions (3/1/00-8/31/00)       Dividend Income        $0.3000

CLASS C
Six-Month Total Return               +6.97%
Net Asset Value (NAV)                $11.55 (8/31/00)       $11.06 (2/29/00)
Change in NAV                        +$0.49
Distributions (3/1/00-8/31/00)       Dividend Income        $0.2697

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                  1-YEAR    5-YEAR    10-YEAR    (9/1/87)
Cumulative Total Return(1)               +4.94%    +28.49%   +95.14%    +144.58%
Average Annual Total Return(2)           +0.46%    +4.23%    +6.45%     +6.72%


                                                                      INCEPTION
CLASS C                                            1-YEAR    5-YEAR    (5/1/95)
Cumulative Total Return(1)                         +4.44%    +25.00%   +30.21%
Average Annual Total Return(2)                     +2.38%    +4.35%    +4.79%



AS OF 8/31/00

SHARE CLASS                                                      A         C
Distribution Rate(3)                                           4.99%     4.61%
Taxable Equivalent Distribution Rate(4)                        8.79%     8.12%
30-Day Standardized Yield(5)                                   4.76%     4.38%
Taxable Equivalent Yield(4)                                    8.38%     7.71%


For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


34            Past performance does not guarantee future results.

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[NORTH CAROLINA STATE MAP]

North Carolina's port access, diverse agriculture, below-average business costs, status as a Southern banking center, its Research Triangle high tech sector and strong, durable goods manufacturing sector propelled its economy during the review period. The state possesses an enviable track record of over 3% job growth, which has outpaced the nation's in five of the last seven years. Additionally, its record-low 3.2% unemployment rate for 1999 registered well below the 4.3% national average.(2) This trend continued during the reporting period, with the unemployment rate ranging from 3.0% to 3.4%.(3)

North Carolina borrows infrequently and conservatively manages its debt issuance. All state debt is general obligation, scheduled for a rapid rate of retirement. Infrastructure spending, chiefly for schools and highways, has led to a 63% increase in the state's tax debt burden since 1996. However, the state's debt ratios of $343 per capita and 1.4% of personal income still fall well below the national medians of $540 and 2.2%.(2)

Hurricane Floyd and the January winter storm strained the 2000 budget. Other spending challenges include two court decisions and a recently approved $3.1 billion general obligation bond earmarked for the state's university and community college system. The first ruling makes the state liable for taxes paid by former government employees,


CREDIT QUALITY BREAKDOWN*

Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00


                                  [PIE CHART]

AAA - 55.2%


AA - 17.9%


A - 12.2%


BBB - 14.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



(1.) For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Moody's Investors Service, 6/00.

(3.) Source: Bureau of Labor Statistics, 8/18/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 86.

PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
8/31/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                    23.0%

Utilities                                                                 20.1%

Prerefunded                                                               13.8%

Housing                                                                   11.3%

Subject to Government
Appropriation                                                              9.2%

Corporate-Backed                                                           6.1%

Other Revenue                                                              6.1%

Transportation                                                             5.1%

Tax-Supported                                                              2.5%

Higher Education                                                           1.8%

General Obligation                                                         1.0%


and the second requires it to refund payments for an intangibles tax declared unconstitutional by the North Carolina Supreme Court.(2) Despite these spending pressures and 2000 revenues lower than budgeted expectations, North Carolina was able to keep the 2000 budget balanced by deferring a one-time payment for teachers' salaries and $98.7 million of tax cuts to the close of the fiscal year.(4)

Looking ahead, expectations for continued economic expansion and the state's demonstrated conservative financial practices, which helped it to absorb substantial nonrecurring costs, should enable North Carolina municipal obligations to perform well in the future.

PORTFOLIO NOTES

In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, during the second three months of the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth slowed during the second quarter and that inflation was less of a threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive results year-to-date. In this environment, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $11.04 per share on February 29, 2000, to $11.50 on August 31, 2000.

During the first quarter of 2000, we were able to purchase bonds with relatively higher yields, typically in the 6.0%-6.125% range, increasing the portfolio's income. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We also sold the portfolio's seasoned holdings with shorter call dates and shorter maturities. The Fund

(4.) Source: Standard and Poor's,Ratings Direct, 8/22/00.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/00- 8/31/00

                                                    DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                       CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                       4.97 cents               4.46 cents
April                                       4.97 cents               4.46 cents
May                                         4.97 cents               4.46 cents
June                                        4.97 cents               4.45 cents
July                                        4.97 cents               4.45 cents
August                                      4.97 cents               4.45 cents
================================================================================
TOTAL                                       29.82 CENTS              26.73 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


then reinvested the proceeds in bonds with longer call structures or longer maturities and higher yields. Following our strategy, we sold Gastonia COP, University of North Carolina at Charlotte Revenue, Gastonia Combined Utilities System Revenue and Cumberland County Hospital Facilities Revenue- Cumberland County Hospital Systems Inc. bonds.

The Fund maintained its high-quality portfolio during the six months under review, and on August 31, 2000, 73.1% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the period included Randolph County COP, Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Pitt County COP- School Facilities Project, Charlotte COP- Convention Facility Project and University of North Carolina at Greensboro Revenue- Housing and Dining System.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 39 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.02%, based on an annualization of the current 5.02 cent ($0.0502) per share dividend and the maximum offering price of $12.01 on August 31, 2000. An investor in the maximum combined federal and North Carolina state personal income tax bracket of 44.28% would need to earn 9.01% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for North Carolina, its municipal bonds and Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                    +6.99%
Net Asset Value (NAV)                     $11.50 (8/31/00)     $11.04 (2/29/00)
Change in NAV                             +$0.46
Distributions (3/1/00-8/31/00)            Dividend Income      $0.2982

CLASS C
Six-Month Total Return                    +6.64%
Net Asset Value (NAV)                     $11.58 (8/31/00)     $11.12 (2/29/00)
Change in NAV                             +$0.46
Distributions (3/1/00-8/31/00)            Dividend Income      $0.2673

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                   1-YEAR    5-YEAR    10-YEAR   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +4.81%    +27.81%   +89.67%   +142.43%
Average Annual Total Return(2)            +0.34%    +4.13%    +6.15%    +6.65%


                                                                       INCEPTION
CLASS C                                           1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.20%     +24.43%    +29.48%
Average Annual Total Return(2)                    +2.15%     +4.25%     +4.68%



AS OF 8/31/00

SHARE CLASS                                                    A             C
--------------------------------------------------------------------------------
Distribution Rate(3)                                         5.02%         4.62%
Taxable Equivalent Distribution Rate(4)                      9.01%         8.29%
30-Day Standardized Yield(5)                                 4.75%         4.37%
Taxable Equivalent Yield(4)                                  8.52%         7.84%


For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and North Carolina state personal income tax bracket of 44.28%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEXAS TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Texas Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00


                                  [PIE CHART]

AAA - 52.3%

AA - 5.4%

A - 6.0%

BBB - 31.8%

Below Investment
Grade - 4.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

[TEXAS STATE MAP]

During the six months under review, Texas had a steadily growing and diversifying economy, in addition to healthy revenue, a solid financial position and low tax-supported debt burden. The state has added 1.5 million new jobs in the past five years, and it continues to outpace the overall U.S. economy while attracting investment from elsewhere in the nation. In February 2000, the seasonally adjusted unemployment rate was 4.4%, the lowest February figure since 1979.

The state's 2000-2001 biennial budget is balanced, and fiscal year 2000 revenues are running ahead of projections through the first seven months of the year. Overall revenues continue to increase, driven by the expanding economy, which benefits from low business costs, rapid technology sector growth and an advantageous location for international trade. Standard & Poor's, an independent credit rating agency, has assigned Texas a rating of AA, and the state's credit outlook is stable, reflecting its modest financial reserves and the expectation that the legislature's recent fiscal priorities will continue.

(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard & Poor's,Ratings Direct, 8/14/00. This does not indicate Standard & Poor's rating of the Fund.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 90.

PORTFOLIO NOTES

Overall, long-term interest rates declined during the six months under review. We followed our disciplined philosophy of remaining as fully invested as possible, and Franklin Texas Tax-Free Income Fund experienced capital appreciation during this time. The Fund's Class A share price, as measured by net asset value, increased from $10.22 on February 29, 2000, to $10.52 on August 31, 2000. The combination of some significant holdings being called and an overall declining interest-rate environment created a situation where we believed we needed to invest the called bond proceeds as best and as quickly as possible. Because of the relatively light supply of new issues this year, the task of finding worthy investments presented a challenge. From January through August, Texas issued $9.04 billion in new credits, a 25.5% decline from the same period in 1999.(3) Fortunately, the Fund's size and leverage in the Texas market enabled us to take the first look at most offerings in both the primary and secondary markets and make prudent choices.

Many municipal bond issuers took advantage of declining interest rates to exercise call options on their outstanding bonds. During the six months under review, the Fund experienced a call on Cimarron Municipal Utility District bonds. We quickly invested the proceeds in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in Bexar County Multi-Family Housing revenue bonds and Richardson general obligation bonds. A portion of these purchases were paid for by selling bonds with shorter call protection provisions, such as Brownsville Combined Tax and Revenue bonds and Canadian River Municipal Water Authority and Houston Higher Education Finance Corp. for Rice University revenue bonds. As a result of these trades, the Fund's weighted average life to first call was 6.4 years at the end of the period. Going forward, we will continue to actively manage the Fund's call exposure, seeking to provide high, current income to our shareholders.


PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
8/31/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                     21.1%

Utilities                                                                  20.5%

Prerefunded                                                                14.3%

Corporate-Backed                                                           13.2%

General Obligation                                                         10.7%

Housing                                                                     8.6%

Transportation                                                              7.2%

Higher Education                                                            2.9%

Other Revenue                                                               1.5%



(3.) Source: The Bond Buyer, 9/1/00.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/00- 8/31/00

                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                          CLASS A                 CLASS C
--------------------------------------------------------------------------------
March                                         4.8 cents               4.31 cents
April                                         4.8 cents               4.31 cents
May                                           4.8 cents               4.31 cents
June                                          4.8 cents               4.32 cents
July                                          4.8 cents               4.32 cents
August                                        4.8 cents               4.32 cents
================================================================================
TOTAL                                        28.8 CENTS              25.89 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 43 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.24%, based on an annualization of the current 4.8 cent ($0.0480) per share dividend and the maximum offering price of $10.99 on August 31, 2000. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.68% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking ahead, we are optimistic about the outlook for Texas, its municipal bonds and Franklin Texas Tax-Free Income Fund. If the Fed succeeds in slowing domestic economic growth to a sustainable rate and holds off on further interest-rate increases, municipal bonds, in general, and your Fund, in particular, stand to benefit. In the meantime, municipal bonds continue to offer tax-free income and an efficient way to diversify investment assets.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                     +5.86%
Net Asset Value (NAV)                      $10.52 (8/31/00)     $10.22 (2/29/00)
Change in NAV                              +$0.30

Distributions (3/1/00-8/31/00)             Dividend Income      $0.2880


CLASS C
Six-Month Total Return                     +5.49%
Net Asset Value (NAV)                      $10.66 (8/31/00)     $10.36 (2/29/00)
Change in NAV                              +$0.30

Distributions (3/1/00-8/31/00)             Dividend Income      $0.2589


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                 1-YEAR    5-YEAR     10-YEAR    (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +2.46%    +24.65%    +89.06%    +141.21%
Average Annual Total Return(2)          -1.91%     +3.60%     +6.12%      +6.61%


                                                                      INCEPTION
CLASS C                                           1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +1.87%     +21.93%    +27.70%
Average Annual Total Return(2)                    -0.11%      +3.83%     +4.43%



AS OF 8/31/00

SHARE CLASS                                                    A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                         5.24%     4.80%
Taxable Equivalent Distribution Rate(4)                      8.68%     7.95%
30-Day Standardized Yield(5)                                 5.00%     4.60%
Taxable Equivalent Yield(4)                                  8.28%     7.62%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN TEXAS
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

(4.) Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                                  [PIE CHART]

AAA - 47.2%


AA - 21.1%


A - 16.1%


BBB - 13.9%

Below Investment
Grade - 1.7%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[VIRGINIA STATE MAP]

By implementing a policy of conservative financial management and prudently monitoring debt issuance, Virginia has maintained its AAA credit rating with Moody's, Fitch and Standard & Poor's, three independent credit rating agencies.(2) Virginia's diversified and robust economy tends to outperform the national economy. During fiscal year 2000, Governor Gilmore announced the creation of more than 40,000 new jobs and the investment of more than $3 billion in capital. Virginia's June unemployment rate of 2.9% was the lowest for that month in 47 years, and non-agricultural employment passed the 3.5 million mark.(3)

The state's thriving economy resulted in a general fund revenue surplus of $5.8 million for fiscal year 2000. When transfers, including the Tobacco Master Settlement Funds, are added, the surplus increases to $24 million. This represents a 10.5% revenue increase, compared to the previous fiscal year. This year, Virginia's constitutionally required deposit to the Revenue Stabilization Fund will exceed $23 million. The fund is anticipated to total more than $900 million, or slightly more than 8% of recent general fund revenue collections.(3) The Revenue Stabilization Fund, which will reach its cap for the first time ever, should help cushion the effects of an unforeseen economic downturn.

(1.) For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: The Bond Buyer, 7/20/00. This does not indicate Standard & Poor's, Moody's or Fitch's rating for the Fund.

(3.) Source: Commonwealth of Virginia, Office of the Governor, Press Office, 8/21/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 93.

Public debt as a whole has risen in Virginia, while the underlying mix has changed. Appropriation-backed issues accounted for 50% of the state's $422 billion tax-supported debt in 1999, up from 45% in 1995. General obligation (GO) debt, for its part, declined to 27% of the state's outstanding debt in 1999, compared with 32% in 1995.(2) The declining percentage of GO debt reflects, in part, the difficulties of obtaining the required voter approval, in addition to the time and expense of getting bond issues on the ballot. Concurrently, the higher issuance of appropriation-backed debt, which normally garners ratings a notch or two below the issuer's GO rating because of the so-called appropriation risk, owes much to the state's prosperity of recent years. We believe the state should easily be able to accommodate such higher debt levels, due to its thriving economy and budgetary discipline, as demonstrated by the latest budget surplus.

In our opinion, Virginia's underlying economic strength, ability to maintain strong financial operations, excellent reserve levels and financial flexibility should maintain the value of its municipal obligations, going forward.

PORTFOLIO NOTES

In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, during the second three months of the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth slowed during the second quarter and that inflation was less of a threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive returns year-to-date.

Lower municipal bond supply also brought some stability to the municipal market. For the first eight months of 2000, Virginia's new issuance was down 35.8% from the same period in 1999.(4) In this environment, Franklin Virginia Tax-Free Income Fund's

PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
8/31/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  18.3%

Hospital & Health Care                                                     14.9%

Transportation                                                             13.1%

Corporate-Backed                                                           12.6%

Housing                                                                    11.9%

Prerefunded                                                                10.7%

Other Revenue                                                               8.2%

Tax-Supported                                                               5.7%

Higher Education                                                            2.7%

Subject to Government
Appropriation                                                               1.1%

General Obligation                                                          0.8%


(4.) Source: The Bond Buyer, 9/1/00.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/00- 8/31/00

                                                      DIVIDEND PER SHARE
                                                --------------------------------
MONTH                                            CLASS A               CLASS C
--------------------------------------------------------------------------------
March                                          4.85 cents            4.38 cents
April                                          4.85 cents            4.38 cents
May                                            4.85 cents            4.38 cents
June                                           4.88 cents            4.38 cents
July                                           4.88 cents            4.38 cents
August                                         4.88 cents            4.38 cents
================================================================================
TOTAL                                         29.19 CENTS           26.28 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Class A share price, as measured by net asset value, increased from $10.79 on February 29, 2000, to $11.26 on August 31, 2000.

During the first quarter of 2000, we were able to purchase bonds with relatively higher yields, typically in the 6.0%-6.125% range, increasing the portfolio's income. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, possibly lowering shareholders' future tax liabilities. We also sold the portfolio's seasoned holdings with shorter call dates and shorter maturities. The Fund then reinvested the proceeds in bonds with longer call structures or longer maturities and higher yields. Following our strategies, we sold Fairfax County Sewer Revenue, Norfolk Water Revenue, Arlington County GO, Norfolk Parking System Revenue and Spotsylvania County Water and Sewer System Revenue bonds. As a result, the Fund was able to increase its Class A dividend distribution from 4.85 cents per share to 4.88 cents per share in June.

The Fund maintained its high quality portfolio during the six months under review, and on August 31, 2000, 68.3% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the period included Harrisonburg GO, Virginia Beach Water and Sewer Revenue, Virginia State HDA SFHR, Greater Richmond Convention Center Authority Hotel Tax Revenue and Isle Wight County IDA Environmental Improvement Revenue -- International Paper Company Project bonds.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 48 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.05%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $11.76 on August 31, 2000. An investor in the maximum combined federal and Virginia state personal income tax bracket of 43.07% would need to earn 8.87% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Virginia, its municipal bonds and Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Virginia state personal income tax bracket of 43.07%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

CLASS A
Six-Month Total Return               +7.18%
Net Asset Value (NAV)                $11.26 (8/31/00)            $10.79 (2/29/00)
Change in NAV                        +$0.47

Distributions (3/1/00-8/31/00)       Dividend Income             $0.2919

CLASS C
Six-Month Total Return               +6.94%
Net Asset Value (NAV)                $11.34 (8/31/00)            $10.86 (2/29/00)
Change in NAV                        +$0.48

Distributions (3/1/00-8/31/00)       Dividend Income             $0.2628

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                                INCEPTION
CLASS A                                    1-YEAR          5-YEAR    10-YEAR     (9/1/87)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +4.99%          +27.02%   +93.30%     +144.06%
Average Annual Total Return(2)             +0.50%           +4.00%    +6.35%       +6.70%

                                                                                INCEPTION
CLASS C                                                  1-YEAR    5-YEAR       (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +4.48%    +23.67%      +29.26%
Average Annual Total Return(2)                            +2.49%     +4.13%       +4.66%



AS OF 8/31/00

SHARE CLASS                                                    A         C
---------------------------------------------------------------------------------
Distribution Rate(3)                                         5.05%     4.65%
Taxable Equivalent Distribution Rate(4)                      8.87%     8.17%
30-Day Standardized Yield(5)                                 4.74%     4.36%
Taxable Equivalent Yield(4)                                  8.33%     7.66%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


48            Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                    SIX MONTHS
                                                      ENDED
                                                    AUGUST 31,                        YEAR ENDED FEBRUARY 28,
                                                       2000        ----------------------------------------------------------------
CLASS A                                             (UNAUDITED)       2000           1999        1998           1997        1996(d)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  10.62       $  11.68       $  11.98    $  11.73    $    11.73    $  11.31
                                                    ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................          .29            .61            .62         .64           .65         .66
  Net realized and unrealized gains (losses) ..          .38          (1.06)          (.25)        .36           .01         .42
                                                    ----------------------------------------------------------------------------
Total from investment operations ..............          .67           (.45)           .37        1.00           .66        1.08
                                                    ----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................         (.29)          (.60)          (.62)       (.65)         (.66)       (.66)
  In excess of net investment income ..........         (.02)            --             --(e)        --            --          --
  Net realized gains ..........................         --             (.01)          (.05)       (.10)            --          --
                                                    ----------------------------------------------------------------------------
Total distributions ...........................         (.31)          (.61)          (.67)       (.75)         (.66)       (.66)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ................     $  10.98       $  10.62       $  11.68    $  11.98    $    11.73    $  11.73
                                                    ============================================================================
Total return(b) ...............................         6.46%         (3.92)%         3.21%       8.79%         5.84%       9.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $207,795       $203,256       $238,670    $216,982    $  193,466    $185,981
Ratios to average net assets:
  Expenses ....................................          .73%(c)        .72%           .71%        .72%          .71%        .72%
  Net investment income .......................         5.42%(c)       5.46%          5.23%       5.39%         5.62%       5.69%
Portfolio turnover rate .......................         7.52%         20.99%          8.67%      10.44%        15.47%      12.39%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  10.68       $  11.74       $  12.04    $  11.78    $    11.77    $  11.36
                                                    ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................          .26            .55            .56         .58           .59         .49
  Net realized and unrealized gains (losses) ..          .38          (1.06)          (.25)        .36           .01         .41
                                                    ----------------------------------------------------------------------------
Total from investment operations ..............          .64           (.51)           .31         .94           .60         .90
                                                    ----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................         (.27)          (.54)          (.56)       (.58)         (.59)       (.49)
  In excess of net investment income ..........         (.01)            --             --(e)        --           --          --
  Net realized gains ..........................         --             (.01)          (.05)       (.10)           --          --
Total distributions ...........................         (.28)          (.55)          (.61)       (.68)         (.59)       (.49)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ................     $  11.04       $  10.68       $  11.74    $  12.04    $    11.78    $  11.77
                                                    ============================================================================
Total return(b) ...............................         6.14%         (4.46)%         2.62%       8.23%         5.28%       8.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 14,330       $ 14,056       $ 14,895    $  9,469    $    5,683    $  1,662
Ratios to average net assets:
  Expenses ....................................         1.28%(c)       1.27%          1.27%       1.29%         1.28%       1.29%(c)
  Net investment income .......................         4.87%(c)       4.91%          4.67%       4.80%         5.05%       5.09%(c)
Portfolio turnover rate .......................         7.52%         20.99%          8.67%      10.44%        15.47%      12.39%



(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for
Class C.

(e) Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and Class C, respectively.

                     See notes to financial statements.                      51

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                           PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.7%
BONDS 96.9%
Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%, 9/01/24 ...       $2,500,000   $2,485,325
Alabama HFA, SFMR,
    Series A, GNMA Secured, 7.50%, 10/01/10 ........................................................          490,000      499,423
    Series A-1, GNMA Secured, 6.50%, 4/01/17 .......................................................        3,280,000    3,397,096
    Series A-2, GNMA Secured, 6.80%, 4/01/25 .......................................................        1,160,000    1,207,769
    Series C, GNMA Secured, 7.45%, 10/01/21 ........................................................          285,000      288,044
    Series C-2, GNMA Secured, 7.75%, 4/01/22 .......................................................          555,000      566,394
    Series D-2, GNMA Secured, 5.75%, 10/01/23 ......................................................        1,900,000    1,883,128
Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 ..................................................................        4,500,000    4,696,110
    Refunding, MBIA Insured, 5.50%, 10/01/22 .......................................................        1,000,000      992,380
Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 ..............        2,000,000    1,943,540
Alabama Water Pollution Control Authority Revolving Fund Loan, Series B, Pre-Refunded, 7.75%,
    8/15/12 ........................................................................................        2,770,000    2,795,290
Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ...............................        2,215,000    2,346,660
Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 .......................        2,000,000    2,109,560
Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ........................................        1,000,000    1,026,030
Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 ................................        1,500,000    1,547,970
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn LP Project,
    FGIC Insured, 7.30%, 1/01/12 ...................................................................        1,330,000    1,361,455
Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11 ...................................        2,000,000    2,072,100
Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ................        1,000,000      788,180
Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A, MBIA Insured,
    7.25%, 4/01/15 .................................................................................        1,000,000    1,021,530
Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue, Baptist
    Health System Inc., Refunding, MBIA Insured,
    5.875%, 11/15/19 ...............................................................................        3,500,000    3,534,755
    7.00%, 1/01/21 .................................................................................        1,870,000    1,920,397
    5.875%, 11/15/26 ...............................................................................        2,000,000    2,012,060
Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 .................................................        1,000,000    1,035,880
Birmingham Southern College Private Educational Building Authority Tuition, Refunding, 5.35%,
    12/01/19 .......................................................................................        1,000,000      954,840
Birmingham Special Care Facilities Financing Authority Revenue,
    Health Care, Medical Center East, MBIA Insured, 7.00%, 7/01/12 .................................        1,200,000    1,244,628
    Medical Center East, Refunding, MBIA Insured, 7.25%, 7/01/15 ...................................        2,000,000    2,015,080
Birmingham Water and Sewer Revenue, wts., Series A, 4.75%, 1/01/29 .................................        1,860,000    1,601,851
Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
    7.40%, 1/01/08 .................................................................................          285,000      287,879
    7.25%, 1/01/12 .................................................................................          640,000      645,734
Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A, 7.75%,
    5/01/09 ........................................................................................        3,250,000    3,324,198
Clarke and Mobile Counties, Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ..................        4,000,000    4,077,040
Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 .............................        1,000,000    1,053,530
Colbert County Health Care Authority, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 .............        1,750,000    1,810,130
Courtland IDB,
    Environmental Improvement Revenue, Champion International Corp. Project, Refunding, 6.40%, 11/01/26     2,000,000    1,999,780
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 ...        5,000,000    4,957,250
Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 .................        4,000,000    4,180,800
Culman and Jefferson County Gas District Revenue, MBIA Insured, 5.85%, 7/01/24 .....................        2,000,000    2,051,320
Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 ....................................        3,000,000    3,151,710
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 .................................................................................        2,000,000    1,888,220
    Series A, 6.70%, 12/01/24 ......................................................................        3,500,000    3,603,320
Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .......................................        1,415,000    1,385,158
Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22 ..............................................        1,565,000    1,577,567
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ..........................................        1,000,000    1,056,700
Gulf Shores GO, Refunding, wts., AMBAC Insured, 6.00%, 9/01/21 .....................................        1,935,000    2,000,887
Houston County Health Care Authority Revenue,
    AMBAC Insured, 6.125%, 10/01/25 ................................................................        1,000,000    1,029,080
    AMBAC Insured, 6.25%, 10/01/30 .................................................................        3,150,000    3,273,858
    Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 .......................................        2,070,000    2,141,995
Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue, FGIC Insured, 7.00%,
    10/01/14 .......................................................................................          230,000      234,975

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 .............................     $ 4,150,000   $  3,633,035
Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ..       1,000,000      1,047,010
Jefferson County Sewer Revenue,
  Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 ..............................       5,000,000      4,782,850
  Capital Improvement wts., Series A, FGIC Insured, 5.125%, 2/01/39 ..............................       3,430,000      3,153,611
  wts., ETM, 7.50%, 9/01/13 ......................................................................         200,000        202,870
  wts., Series D, FGIC Insured, 5.75%, 2/01/27 ...................................................       6,000,000      6,079,380
Lauderdale County and Florence Health Care Authority Revenue GO, Coffee Health Group, Series A,
  MBIA Insured, 5.375%, 7/01/29 ..................................................................       5,000,000      4,730,400
Madison GO, wts.,
  MBIA Insured, 6.00%, 4/01/23 ...................................................................       2,000,000      2,055,520
  Series B, MBIA Insured, 6.25%, 2/01/15 .........................................................       1,560,000      1,639,591
Marshall County Health Care Authority Hospital Revenue,
  Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 .....................................      10,810,000     10,229,611
  Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ...................................       2,530,000      2,634,565
McIntosh IDB, Environmental Improvement Revenue, Refunding, Series C, 5.375%, 6/01/28 ............       3,000,000      2,663,700
Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ..................................       1,000,000      1,023,260
Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09 ..........................       1,500,000      1,563,810
Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ..........       1,340,000      1,354,284
(b)Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding,
   6.95%, 1/01/20 ................................................................................       8,000,000      3,520,000
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
  Refunding, AMBAC Insured, 6.00%, 3/01/26 .......................................................       6,000,000      6,152,460
Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital, Refunding,
  Connie Lee Insured, 6.375%, 3/01/24 ............................................................       5,750,000      5,971,663
Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 .................................       1,500,000      1,458,300
Muscle Shoals GO, Refunding, wts., MBIA Insured,
  5.80%, 8/01/16 .................................................................................       1,725,000      1,785,686
  5.90%, 8/01/25 .................................................................................       7,000,000      7,159,460
Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 ............................         230,000        249,120
Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 ............................................       4,275,000      4,431,251
Phoenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project, Refunding,
  Series A, 5.30%, 4/01/27 .......................................................................       8,300,000      7,361,104
Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 ........................................         780,000        804,445
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.90%, 7/01/07 .................................................................................           5,000          5,019
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
  7.875%, 10/01/04 ...............................................................................         300,000        303,840
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ............       4,000,000      3,684,760
Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ..................................       2,500,000      2,535,750
St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured,
  5.85%, 2/01/29 .................................................................................       4,815,000      4,893,436
Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 ................................................       1,700,000      1,681,708
University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ........       4,395,000      4,396,319
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
  5.65%, 11/01/22 ................................................................................       3,465,000      2,793,067
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
  10/01/13 .......................................................................................       1,700,000      1,695,222
  10/01/22 .......................................................................................       2,300,000      2,152,224
Warrior River Water Authority Revenue, FSA Insured,
  5.40%, 8/01/29 .................................................................................       4,735,000      4,634,996
  5.50%, 8/01/34 .................................................................................       4,250,000      4,093,429
Wilsonville IDB, PCR, Southern Electric Generating System, Refunding, Series C, MBIA Insured,
  6.75%, 2/01/15 .................................................................................       3,500,000      3,597,334
                                                                                                                     ------------
TOTAL BONDS ......................................................................................                    215,232,696
                                                                                                                     ------------
ZERO COUPON BONDS .8%
Alexander City Capital Appreciation, wts., Asset Guaranteed,
  5/01/23 ........................................................................................       1,790,000        458,884
  5/01/24 ........................................................................................       1,790,000        431,139
  5/01/25 ........................................................................................       1,790,000        404,988
  5/01/26 ........................................................................................       1,790,000        380,339
                                                                                                                     ------------
TOTAL ZERO COUPON BONDS ..........................................................................                      1,675,350
                                                                                                                     ------------
TOTAL LONG TERM INVESTMENTS (COST $220,575,366) ..................................................                    216,908,046
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                        AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.0%

North Alabama Environmental Improvement Authority Atlanta PCR, Reynolds Metals, Daily VRDN and Put,
  4.35%, 12/01/00 .....................................................................................     $800,000   $    800,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and Put,
   3.75%, 12/01/15 ....................................................................................      100,000        100,000
Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project, Refunding, Daily VRDN and
   Put, 4.25%, 11/01/16 ...............................................................................      500,000        500,000
West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and Put, 4.30%, 6/01/28 .....      900,000        900,000
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $2,300,000) ........................................................                   2,300,000
                                                                                                                       ------------
TOTAL INVESTMENTS ($222,875,366) 98.7% ................................................................                 219,208,046
OTHER ASSETS, LESS LIABILITIES 1.3% ...................................................................                   2,917,236
                                                                                                                       ------------
NET ASSETS 100.0% .....................................................................................                $222,125,282
                                                                                                                       ============


See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) See Note 6 regarding defaulted securities.



54                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                  SIX MONTHS
                                                    ENDED
                                                  AUGUST 31,                           YEAR ENDED FEBRUARY 28,
                                                     2000        -------------------------------------------------------------------
CLASS A                                          (UNAUDITED)        2000(d)          1999           1998          1997        1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $10.89          $11.91         $11.87         $11.59       $11.69       $11.35
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................         .31             .61            .62            .64          .67          .69
  Net realized and unrealized gains (losses) ..         .39           (1.02)           .05            .30         (.08)         .34
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............         .70            (.41)           .67            .94          .59         1.03
                                                 -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................        (.31)           (.61)          (.62)(e)       (.65)        (.69)        (.69)
  Net realized gains ..........................          --              --(f)        (.01)          (.01)          --           --
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................        (.31)           (.61)          (.63)          (.66)        (.69)        (.69)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................      $11.28          $10.89         $11.91         $11.87       $11.59       $11.69
                                                 ===================================================================================
Total return(b) ...............................        6.47%          (3.54)%         5.75           8.37%        5.20%        9.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $1,499,969      $1,509,624     $1,785,720     $1,650,068   $1,458,087   $1,353,541
Ratios to average net assets:
  Expenses ....................................          62%(c)          62%            61%            61%          60%          60%
  Net investment income .......................        5.53%(c)        5.37%          5.19%          5.45%        5.78%        5.93%
Portfolio turnover rate .......................        6.71%          26.39%          7.66%          5.60%       12.00%       11.78%


CLASS B
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $10.90          $10.83
                                                 --------------------------
Income from investment operations:
  Net investment income(a) ....................         .27             .05
  Net realized and unrealized gains ...........         .41             .07
                                                 --------------------------
Total from investment operations ..............         .68             .12
                                                 --------------------------
Less distributions from net investment
  income: .....................................        (.27)           (.05)
                                                 --------------------------
Net asset value, end of period ................      $11.31          $10.90
                                                 ==========================
Total return(b) ...............................        6.34%           1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $2,708            $304
Ratios to average net assets:
  Expenses ....................................        1.18%(c)        1.17%(c)
  Net investment income .......................        4.95%(c)        5.32%(c)
Portfolio turnover rate .......................        6.71%          26.39%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.0005.

(f) The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                 SIX MONTHS
                                                   ENDED
                                                 AUGUST 31,                          YEAR ENDED FEBRUARY 28,
                                                    2000       ------------------------------------------------------------------
CLASS C                                         (UNAUDITED)     2000           1999            1998            1997       1996(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $10.98        $12.01         $11.96          $11.67          $11.76     $11.37
                                                 --------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................      .28           .55            .55             .60             .60        .52
  Net realized and unrealized gains (losses) ..      .40         (1.04)           .06             .29            (.07)       .38
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............      .68          (.49)           .61             .89             .53        .90
                                                 --------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................     (.28)         (.54)          (.55)(e)        (.59)           (.62)      (.51)
  Net realized gains ..........................       --            --(f)        (.01)           (.01)             --         --
                                                 --------------------------------------------------------------------------------
Total distributions ...........................     (.28)         (.54)          (.56)           (.60)           (.62)      (.51)
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................   $11.38        $10.98         $12.01          $11.96          $11.67     $11.76
                                                 ===============================================================================
Total return(b) ...............................     6.22%        (4.14)%         5.21%           7.80%           4.65%      8.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $69,859       $72,135        $82,596         $56,027         $23,556     $7,644
Ratios to average net assets:
  Expenses ....................................     1.18%(c)      1.17%          1.17%           1.17%           1.17%      1.18%(c)
  Net investment income .......................     4.98%(c)      4.83%          4.63%           4.88%           5.17%      5.33%(c)
Portfolio turnover rate .......................     6.71%        26.39%          7.66%           5.60%          12.00%     11.78%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996.

(e) Includes distributions in excess of net investment income in the amount of $.0004.

(f) The fund made a capital gain distribution of $.0009.



56                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                        PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 100.0%
  BONDS 94.1%
  Alachua County Health Facilities Authority Revenue,
      Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 .......................  $ 6,705,000    $  6,878,525
      Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 ............................   10,000,000      10,136,100
  Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ....   11,205,000      12,602,824
  Bay County Resource Recovery Revenue,
      Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 .........................................    3,710,000       3,925,514
      Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 .........................................   18,150,000      19,204,334
  Bay County Water System Revenue, Refunding, AMBAC Insured,
      6.50%, 9/01/07 ...............................................................................      525,000         556,306
      6.60%, 9/01/11 ...............................................................................      675,000         716,519
  Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital, Series B,
      Pre-Refunded, 7.20%, 4/01/13 .................................................................    5,000,000       5,302,450
  Brevard County HFA, SFMR,
      Multi-County Program, GNMA Secured, 6.40%, 9/01/30 ...........................................    3,000,000       3,105,540
      Refunding, Series B, FSA Insured, 7.00%, 3/01/13 .............................................      600,000         620,184
  Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ..............    4,415,000       4,602,108
  Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project,
      Refunding, Connie Lee Insured, 6.125%, 4/01/17 ...............................................    2,250,000       2,341,710
  (b)Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
      5.50%, 8/15/20 ...............................................................................    9,360,000       9,171,022
  Broward County HFA, MFHR,
      Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ..............................    3,000,000       2,626,110
      Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 .....................................    2,000,000       1,877,360
      Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ......................................    5,815,000       5,437,316
      Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ......................................    1,000,000         872,780
      Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 .......................................    2,000,000       1,730,540
  Broward County HFAR,
      Nursing Home, Refunding, 7.40%, 8/15/10 ......................................................    2,080,000       2,180,360
      Nursing Home, Refunding, 7.50%, 8/15/20 ......................................................    1,475,000       1,547,511
      Series D, 6.90%, 6/01/09 .....................................................................      220,000         228,259
      Series D, 7.375%, 6/01/21 ....................................................................      630,000         650,960
  Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A, MBIA
      Insured,
      5.75%, 9/01/21 ...............................................................................    5,000,000       5,089,050
      5.625%, 9/01/28 ..............................................................................   10,000,000      10,042,800
  Broward County Resource Recovery Revenue,
      Broward Waste Energy Co., LP, North Project, Series 1984, 7.95%, 12/01/08 ....................    5,295,000       5,443,895
      SES Waste Energy Co., LP, South Project, 7.95%, 12/01/08 .....................................    9,545,000       9,813,405
  Broward County School Board COP, Series C, AMBAC Insured, 5.375%, 7/01/17 ........................    5,000,000       4,991,350
  Cape Canaveral Hospital District Revenue COP,
      AMBAC Insured, 6.875%, 1/01/21 ...............................................................    1,500,000       1,541,910
      Refunding, 5.25%, 1/01/28 ....................................................................    3,500,000       2,675,295
  Celebration CDD, Special Assessment,
      MBIA Insured, 6.00%, 5/01/10 .................................................................    3,785,000       3,981,366
      MBIA Insured, 6.10%, 5/01/16 .................................................................    2,750,000       2,848,615
      Series A, MBIA Insured, 5.50%, 5/01/18 .......................................................    1,680,000       1,691,357
  Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
      Series A, 6.625%, 1/01/27 ....................................................................   11,100,000      11,375,058
      Series B, 6.35%, 2/01/22 .....................................................................   20,400,000      20,828,196
  Clay County HFAR, SFM,
      Multi-County Program, GNMA Secured, 5.30%, 10/01/29 ..........................................    4,710,000       4,424,762
      Series A, GNMA Secured, 7.45%, 9/01/23 .......................................................    1,310,000       1,341,440
  Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
      6.50%, 10/01/25 ..............................................................................    2,770,000       2,851,355
  Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples Project,
      MBIA Insured, 7.15%, 10/01/11 ................................................................       80,000          80,471
  Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ...............................    1,700,000       1,710,999
  Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B, MBIA
      Insured, 5.80%, 5/01/16 ......................................................................    6,000,000       6,226,500
  Dade County Aviation Revenue, Miami International Airport,
      Series B, FSA Insured, 5.125%, 10/01/22 ......................................................    4,750,000       4,426,145
      Series C, FSA Insured, 5.125%, 10/01/27 ......................................................    9,550,000       8,959,046

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Dade County HFA, SFMR,
  Refunding, Series D, FSA Insured, 6.95%, 12/15/12 ...........................................      $   240,000     $   248,198
  Refunding, Series E, GNMA Secured, 7.00%, 3/01/24 ...........................................          245,000         251,221
  Series A, GNMA Secured, 7.50%, 9/01/13 ......................................................        1,735,000       1,769,700
  Series A, GNMA Secured, 7.10%, 3/01/17 ......................................................        1,215,000       1,247,137
  Series B, GNMA Secured, 7.25%, 9/01/23 ......................................................          210,000         215,437
Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
  7.15%, 2/01/23 ..............................................................................        5,695,000       5,858,845
Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 .......        5,000,000       5,415,000
Dade County Water and Sewer System Revenue, FGIC Insured,
  5.75%, 10/01/22 .............................................................................        5,000,000       5,069,250
  5.50%, 10/01/25 .............................................................................       20,000,000      19,837,800
  5.25%, 10/01/26 .............................................................................       21,000,000      20,220,270
Dovera CDD, Special Assessment Revenue,
  7.625%, 5/01/03 .............................................................................          150,000         154,476
  7.875%, 5/01/12 .............................................................................          715,000         740,904
Duval County HFA,
  MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..................        1,000,000       1,006,520
  MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..................        2,000,000       1,983,520
  SFMR, GNMA Secured, 5.20%, 10/01/19 .........................................................        3,000,000       2,860,320
  SFMR, GNMA Secured, 5.30%, 4/01/31 ..........................................................        1,680,000       1,555,814
  SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ...........................................           15,000          16,065
  SFMR, Series C, GNMA Secured, 7.70%, 9/01/24 ................................................          630,000         650,160
Enterprise Community Development District, Florida Water and Sewer Revenue, MBIA Insured,
  5.50%, 5/01/26 ..............................................................................        3,000,000       2,991,570
Escambia County Health Facilities Authority Health Facility Revenue,
  Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ........................................        8,750,000       7,294,088
  Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 ...........................        3,415,000       3,703,738
  Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ..............................          770,000         784,461
  Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ................       10,000,000      10,366,200
Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
  Series A-1, AMBAC Insured, 5.75%, 11/15/29 ..................................................       25,000,000      25,383,000
Escambia County HFA, SFMR, Multi-County Program,
  GNMA Secured, 5.20%, 4/01/32 ................................................................        7,500,000       6,838,275
  Series A, MBIA Insured, 6.40%, 10/01/30 .....................................................       10,000,000      10,353,700
  Series C, GNMA Secured, 5.80%, 10/01/19 .....................................................        1,365,000       1,369,286
  Series C, GNMA Secured, 7.40%, 10/01/23 .....................................................        3,955,000       4,045,214
Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 .................        2,210,000       2,249,891
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 ................................        1,210,000       1,239,621
First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 ........        3,700,000       3,800,307
Florida HFA,
  General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .......................................        3,500,000       3,600,065
  Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .................................        4,930,000       5,016,965
  Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10 .............................          375,000         382,500
  Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22 .............................        1,905,000       1,943,100
  MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 6/20/31 .......        4,000,000       4,051,600
  MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ............................        3,435,000       3,504,250
  MFHR, Refunding, Series A, 6.95%, 10/01/21 ..................................................        2,900,000       2,930,682
  Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ................................        5,000,000       4,886,650
  Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..............................        2,000,000       1,954,740
  Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..............................        1,300,000       1,341,652
  SFMR, Series A, 8.60%, 7/01/16 ..............................................................          200,000         200,242
Florida HFC Revenue,
  Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ..........................        1,250,000       1,255,038
  Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .........................        5,000,000       4,976,600
  Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...................................        5,600,000       5,778,920
  Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .....................        3,505,000       3,553,054
  Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .........................        3,000,000       3,153,930

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 .............      $ 1,500,000     $ 1,526,415
  Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal
    Program, FGIC Insured, 5.50%, 10/01/23 ....................................................        7,000,000       6,900,740
  Florida State Board of Education Capital Outlay,
    GO, Public Education, Series C, FGIC Insured, 5.75%, 6/01/29 ..............................        5,000,000       5,091,750
    Public Education, Refunding, Series D, 5.75%, 6/01/22 .....................................       25,900,000      26,501,657
    Public Education, Refunding, Series D, 6.00%, 6/01/23 .....................................       15,000,000      16,189,500
    Public Education, Series B, 5.875%, 6/01/24 ...............................................        5,000,000       5,090,700
    Public Education, Series F, FGIC Insured, 5.50%, 6/01/26 ..................................       10,000,000       9,944,600
  Florida State Board Regent Housing Revenue, University of Central Florida, AMBAC Insured,
    5.75%, 10/01/29 ...........................................................................        8,650,000       8,801,721
  Florida State Board Registered Housing Revenue, University of Florida, FGIC Insured,
    5.75%, 7/01/25 ............................................................................        3,400,000       3,471,094
    5.25%, 7/01/30 ............................................................................        2,060,000       1,973,130
  Florida State Community Services Corp. Walton County Water and Sewer Revenue, South Walton
    County Regional Utilities, 7.00%, 3/01/18 .................................................        2,550,000       2,679,617
  Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
    MBIA Insured, 6.00%, 8/01/15 ..............................................................        6,000,000       6,244,020
  Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
    6.25%, 3/01/15 ............................................................................        2,960,000       3,137,274
  Florida State Department of General Services Division Facilities Management Revenue,
    Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ....................................       10,000,000       9,957,400
  Florida State Department of Transportation GO, Right of Way,
    Acquisition and Bridge, 5.375%, 7/01/26 ...................................................        5,000,000       4,887,000
    Series B, 5.00%, 7/01/27 ..................................................................        5,000,000       4,605,200
  Florida State Division Bond Finance Department General Services Revenues, Department of
    Natural Resources Preservation 2000, AMBAC Insured, Pre-Refunded, 6.75%, 7/01/13 ..........        3,000,000       3,118,260
  Florida State Mid-Bay Bridge Authority Revenue,
    Exchangeable, 6.05%, 10/01/22 .............................................................        7,000,000       6,949,110
    Exchangeable, Series A, 5.95%, 10/01/13 ...................................................       13,505,000      13,667,465
    Exchangeable, Series D, 6.10%, 10/01/22 ...................................................       17,240,000      17,303,443
    Series A, 8.00%, 10/01/06 .................................................................        2,600,000       2,755,220
    Series A, 7.50%, 10/01/17 .................................................................       14,250,000      15,030,473
    Series A, ETM, 6.875%, 10/01/22 ...........................................................        6,000,000       7,015,260
  Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
    AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 ..............................................        8,780,000       9,152,272
    FGIC Insured, 5.50%, 7/01/21 ..............................................................       10,000,000      10,018,900
  Gainesville Utilities Systems Revenue,
    Series A, 5.20%, 10/01/26 .................................................................        7,590,000       7,225,908
    Series B, 6.00%, 10/01/17 .................................................................        3,500,000       3,547,950
  Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ...        7,775,000       8,400,032
  Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 ...........................................................................        1,240,000       1,214,320
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    5.25%, 11/15/20 ...........................................................................       11,000,000       9,454,060
    Refunding, 5.25%, 11/15/28 ................................................................        2,750,000       2,258,878
  Hillsborough County Aviation Authority Revenue,
    Special Purpose, Delta Airlines Inc., Refunding, 7.75%, 1/01/24 ...........................       14,945,000      15,209,078
    Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 .....................        5,000,000       5,130,450
  Hillsborough County Capital Improvement Revenue, County Center Project, 2nd Series,
    Pre-Refunded,
    6.625%, 7/01/12 ...........................................................................        8,300,000       8,778,246
    6.75%, 7/01/22 ............................................................................        1,250,000       1,324,725
  Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ...................        5,300,000       5,545,814
  Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded,
    8.25%, 6/01/09 ............................................................................        3,000,000       3,086,280
  Hillsborough County School Board COP, Master Lease Program, Series A, MBIA Insured,
    5.25%, 7/01/22 ............................................................................       10,000,000       9,646,800
  Hillsborough County Utilities Revenue, Refunding,
    Series A, 6.625%, 8/01/11 .................................................................       10,400,000      10,781,264
    Series A, 7.00%, 8/01/14 ..................................................................        5,515,000       5,728,761
    Series A, 6.50%, 8/01/16 ..................................................................        3,000,000       3,095,910
    Series B, 6.50%, 8/01/16 ..................................................................        1,000,000       1,031,970
  Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ......        1,000,000       1,025,280

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)

   Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
       5.875%, 10/01/25 ........................................................................      $ 5,000,000     $ 5,111,300
   Jacksonville Electric Authority Revenue,
       Water and Sewer, Series B, FGIC Insured, 5.40%, 10/01/20 ................................        3,000,000       2,988,960
       Water and Sewer System, Series A, 6.125%, 10/01/39 ......................................       20,330,000      20,823,816
   Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress Village, Series A,
       7.05%, 3/01/24 ..........................................................................          500,000         499,415
       7.10%, 3/01/30 ..........................................................................        1,220,000       1,214,010
   Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
       6.60%, 2/01/21 ..........................................................................        1,750,000       1,817,358
   Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20 ........................        1,000,000       1,020,000
   Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ................        5,000,000       5,172,550
   Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A, MBIA Insured,
       5.50%, 11/15/26 .........................................................................       10,000,000       9,835,600
   Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
       6.00%, 10/01/17 .........................................................................        4,500,000       4,668,570
   Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 ..........................       11,405,000      11,786,611
   Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
       Series A, MBIA Insured, 5.875%, 4/01/24 .................................................       18,000,000      18,356,940
   Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
       Refunding, Series A, 5.50%, 11/15/29 ....................................................        4,000,000       3,265,880
       Series A, 5.50%, 11/15/21 ...............................................................        7,500,000       6,316,875
   Lee County IDAR, Bonita Springs Sewer Project, Asset Guaranteed,
       7.20%, 11/01/11 .........................................................................        5,000,000       5,217,450
       7.25%, 11/01/20 .........................................................................        2,000,000       2,076,400
   Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
       10/01/04 ................................................................................        1,945,000       2,032,019
       10/01/05 ................................................................................        1,175,000       1,227,440
       10/01/06 ................................................................................        1,305,000       1,363,386
       10/01/11 ................................................................................        4,600,000       4,805,804
   Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 .................        5,000,000       5,045,950
   Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
       Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ............................        1,250,000       1,338,238
       Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 .............................        2,115,000       2,268,866
       Refunding, Series A, 6.125%, 7/01/18 ....................................................        7,000,000       7,003,570
   Leesburg Utilities Revenue, Series B, AMBAC Insured, 5.375%, 10/01/28 .......................        5,000,000       4,889,950
   Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21 ......................................          560,000         573,188
   Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 ...........................        3,415,000       3,513,659
   Manatee County IDR, Manatee Hospital and Health System Inc.,
       ETM, 8.25%, 3/01/01 .....................................................................          300,000         305,388
       Pre-Refunded, 9.25%, 3/01/21 ............................................................        6,700,000       6,985,018
   Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ................        5,575,000       6,125,977
   Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured,
       6.00%, 10/01/24 .........................................................................          735,000         757,528
   Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ...........        2,000,000       2,031,080
(b)Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ..........................        7,000,000       6,440,630
   Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
       5.75%, 4/01/29 ..........................................................................       10,000,000      10,194,300
   Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
       5.25%, 10/01/19 .........................................................................          430,000         411,996
       5.40%, 10/01/33 .........................................................................        1,500,000       1,403,760
   Miami-Dade County IDA, IDR, Airis Miami II LLC Project, MBIA Insured, 6.00%, 10/15/25 .......        4,500,000       4,651,245
   Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 5.00%, 10/01/37 ....        2,345,000       2,109,328
   Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
       6.75%, 10/01/25 .........................................................................        6,500,000       7,120,230
   Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 .....................        5,000,000       5,064,050
   North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
       5.375%, 1/15/24 .........................................................................       10,000,000       9,708,100
       5.75%, 1/15/27 ..........................................................................       19,370,000      19,547,429
   North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
       Group, 6.00%,
       8/15/16 .................................................................................        2,000,000       2,042,940
       8/15/24 .................................................................................        1,750,000       1,755,390
   North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ...................        1,500,000       1,584,435

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
      6.75%, 11/01/07 ...........................................................................    $   725,000     $   759,619
      6.625%, 11/01/13 ..........................................................................      1,470,000       1,510,704
  Orange County Health Facilities Authority Revenue,
   (b)Adventist Health System, 6.375%, 11/15/20 .................................................      3,000,000       2,967,780
   (b)Adventist Health System, 6.50%, 11/15/30 ..................................................     10,750,000      10,664,323
      Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ..............................      1,000,000       1,044,470
      Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 .................      4,200,000       3,883,866
      MBIA Insured, 6.00%, 11/01/24 .............................................................        285,000         289,674
      Regional Healthcare System, Series E, 6.00%, 10/01/26 .....................................     12,000,000      11,859,120
  Orange County HFAR,
      Refunding, Series A, GNMA Secured, 7.60%, 1/01/24 .........................................      3,815,000       3,931,853
      Series A, GNMA Secured, 7.375%, 9/01/24 ...................................................        410,000         424,100
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ......................      5,050,000       5,240,890
  Orange County Tourist Development Tax Revenue,
      AMBAC Insured, 5.50%, 10/01/31 ............................................................     10,500,000      10,406,865
      AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10 ..............................................      3,000,000       3,065,850
      Refunding, MBIA Insured, 5.125%, 10/01/20 .................................................     10,000,000       9,570,700
  Orlando and Orange County Expressway Authority Expressway Revenue,
      junior lien, FGIC Insured, 5.00%, 7/01/28 .................................................     30,000,000      27,593,400
      senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..........................................        265,000         267,812
  Orlando Community RDA, Tax Increment Revenue, Series A,
      6.50%, 10/01/11 ...........................................................................      2,155,000       2,237,752
      6.75%, 10/01/16 ...........................................................................      2,585,000       2,679,895
  Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 .......      3,500,000       3,645,600
  Osceola County IDA, Community Provider Pooled Loan Program,
      Series A, FSA Insured, 7.75%, 7/01/10 .....................................................      4,101,000       4,225,178
      Series C, FSA Insured, 7.60%, 7/01/10 .....................................................        795,000         818,699
  Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 .................................     10,000,000       9,256,600
  Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
      AMBAC Insured, 6.125%, 9/01/07 ............................................................        270,000         274,712
      AMBAC Insured, 6.25%, 9/01/13 .............................................................        685,000         703,529
      Pre-Refunded, 6.125%, 9/01/07 .............................................................        730,000         744,600
      Pre-Refunded, 6.25%, 9/01/13 ..............................................................      1,860,000       1,897,200
      Pre-Refunded, 6.125%, 9/01/17 .............................................................        840,000         856,800
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ...........      5,000,000       5,198,250
  Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
      5.90%, 6/01/38 ............................................................................      1,000,000         945,240
  Palm Beach County Health Facilities Authority Retirement Community Revenue, Acts
      Retirement-Life Communities, 5.125%, 11/15/29 .............................................      3,650,000       2,999,680
  Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ...........      3,320,000       3,426,240
  Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
      6.55%, 12/01/16 ...........................................................................      1,755,000       1,798,138
      6.625%, 12/01/26 ..........................................................................      4,000,000       4,103,960
  Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/22 ....................      5,000,000       5,252,900
  Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
   (c)6.50%, 2/15/09 ............................................................................      3,600,000       2,160,000
   (c)6.70%, 2/15/15 ............................................................................     11,700,000       7,020,000
  Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ............................      5,615,000       5,709,950
  Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Insured,
      6.40%, 7/15/23  ...........................................................................        945,000         961,887
  Pinellas County HFA,
      SFHR, Multi-County Program, Series A-1, GNMA Secured, 5.30%, 9/01/30 ......................      1,500,000       1,375,215
      SFMR, Multi-County Program, Series B, GNMA Secured, 6.875%, 8/01/10 .......................        895,000         917,563
      SFMR, Multi-County Program, Series B, GNMA Secured, 7.375%, 2/01/24 .......................      3,960,000       4,056,466
      SFMR, Series A, GNMA Secured, 7.30%, 8/01/22 ..............................................      1,245,000       1,270,037
      SFMR, Series A, GNMA Secured, 7.75%, 8/01/23 ..............................................      1,175,000       1,203,153
  Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 ..................     12,200,000      12,649,082

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc.,
      Pre-Refunded,
      7.625%, 12/01/12 ...........................................................................   $ 1,500,000     $ 1,630,365
      7.75%, 12/01/22 ............................................................................     3,000,000       3,268,620
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .............     2,350,000       2,410,419
  Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 .............................     2,035,000       2,088,032
  Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 ...    20,500,000      20,524,395
  Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ..........       575,000         644,466
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
      Series A, MBIA Insured, 5.00%, 7/01/38 .....................................................    12,800,000      11,918,976
      Series B, 6.00%, 7/01/39 ...................................................................     5,000,000       5,263,900
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
      Cogen Facilities, 6.625%, 6/01/26 ..........................................................     6,000,000       6,317,220
  Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Series A,
      6.20%, 10/01/14 ............................................................................    14,350,000      14,190,285
  Santa Rosa County IDR, Holley Navarre Water System Project, Refunding, 6.75%, 5/01/24 ..........     4,290,000       4,417,070
  Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 .....................     5,250,000       5,304,285
  Sarasota County Utilities System Revenue,
      FGIC Insured, 5.75%, 10/01/27 ..............................................................    18,000,000      18,304,380
      Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 .........................................     9,000,000       8,683,650
  Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 .........     5,000,000       5,409,250
  South Florida Water Management District Special Obligation, Land Acquisition Bonds, AMBAC
      Insured, 6.00%, 10/01/15 ...................................................................     1,000,000       1,034,370
  St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured,
      5.80%, 9/01/16 .............................................................................     4,660,000       4,802,736
  St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
      7.15%, 2/01/23 .............................................................................     7,500,000       7,715,775
  St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
      7.50%, 8/01/04  ............................................................................     1,970,000       1,991,591
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ..    10,000,000      10,590,800
  St. Petersburg Health Facilities Authority Revenue, Allegany Health System, Series A, MBIA
      Insured, Pre-Refunded, 7.00%, 12/01/15 .....................................................    10,500,000      10,968,405
  Sunrise Lakes Recreation District, Phase 4,
      Refunding, AMBAC Insured, 5.25%, 8/01/24 ...................................................     4,320,000       4,177,094
      Series A, Pre-Refunded, 6.75%, 8/01/15 .....................................................     3,080,000       3,428,317
      Series A, Pre-Refunded, 6.75%, 8/01/24 .....................................................     6,120,000       6,812,111
  Sunrise Special Tax District No. 1, Refunding, 6.375%,
      11/01/08 ...................................................................................     3,485,000       3,597,217
      11/01/21 ...................................................................................    12,390,000      12,781,896
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................     2,550,000       2,471,817
  Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ..................     3,400,000       3,525,154
  Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
      6.75%, 12/01/17 ............................................................................     1,180,000       1,237,466
      6.50%, 12/01/23 ............................................................................     7,000,000       7,681,170
  Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 .......................    25,000,000      25,470,500
  Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 ................     2,000,000       2,086,140
  Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ..........    11,500,000      10,745,945
  Tampa Sports Authority Revenue,
      Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 .................     1,000,000       1,092,700
      Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 .................     1,715,000       1,865,971
      Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 .................     2,695,000       2,957,116
      Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ...............     6,800,000       7,386,092
  Tampa Water and Sewer Revenue,
      5.50%, 10/01/29 ............................................................................     7,000,000       6,939,450
      sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ........................................     1,330,000       1,332,195
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ................     6,000,000       6,501,060
  University Community Hospital Inc. Revenue, FSA Insured, Pre-Refunded,
      7.375%, 9/01/07 ............................................................................     5,000,000       5,100,000
      7.50%, 9/01/11 .............................................................................     5,000,000       5,100,000
  Venice Health Care Revenue, Bon Secours Health System Project, MBIA Insured, 5.625%, 8/15/26 ...     4,000,000       3,991,720
  Viera East CDD,
      Special Assessment, 8.625%, 5/01/14 ........................................................    10,640,000      11,400,334
      Special Assessment, ETM, 7.50%, 5/01/03 ....................................................     1,115,000       1,184,163
      Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ...........................................     2,335,000       2,494,177
      Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ...........................................     5,225,000       5,576,434

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  Viera East CDD, (cont.)
      Special Assessment, Refunding, 6.30%, 5/01/26 ..............................................   $ 7,355,000     $   7,345,880
      Special Assessment, Refunding, Series A, 6.00%, 5/01/14 ....................................    11,295,000        11,298,501
      Special Assessment, Series B, ETM, 6.75%, 5/01/14 ..........................................     7,490,000         7,566,248
      Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ..................    11,340,000        11,221,951
      Special Assessment, Water Management, Series B, 6.50%, 5/01/05 .............................       465,000           466,242
      Special Assessment, Water Management, Series B, 6.50%, 5/01/22 .............................     4,580,000         4,532,322
      Water and Sewer Revenue, 7.875%, 5/01/03 ...................................................     2,195,000         2,246,363
      Water and Sewer Revenue, 6.75%, 5/01/09 ....................................................     2,850,000         2,890,385
  Volusia County Educational Facility Authority Revenue,
      Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured,
        5.25%, 10/15/22 ..........................................................................     3,490,000         3,387,638
      Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 .....     5,000,000         4,792,250
      Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ...       500,000           532,200
  Volusia County Health Facilities Authority Revenue, Hospital Facilities, Memorial Health
      Systems Project, AMBAC Insured, 5.50%, 11/15/26 ............................................     2,000,000         1,980,640
  Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 .............     5,000,000         4,966,850
  West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ........................     1,970,000         2,038,064
  West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ..........................     5,000,000         4,971,050
  Westgate/Belvedere Homes Community RDAR, Series 1992, Pre-Refunded,
      6.50%, 11/01/09 ............................................................................       410,000           419,508
      6.60%, 11/01/17 ............................................................................     1,410,000         1,442,909
                                                                                                                     -------------
  TOTAL BONDS ....................................................................................                   1,480,061,481
                                                                                                                     -------------
  ZERO COUPON BONDS 5.9%
  Broward County HFAR, SFMR, Refunding, Series B, 4/01/29 ........................................     8,525,000         1,190,772
  Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 ...     3,670,000         2,487,122
  Clay County HFAR, SFMR, GNMA Secured, 4/01/33 ..................................................     4,560,000           483,497
  Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
      8/01/18 ....................................................................................    17,020,000         5,333,217
  Duval County HFA, SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ...........................     5,000,000           560,600
  Florida HFC Revenue,
      Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ...................    10,000,000         1,322,800
      Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 .....................     3,130,000         1,196,474
      Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 .....................    49,185,000         8,703,286
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
      10/01/25 ...................................................................................     9,845,000         2,236,489
      10/01/26 ...................................................................................     2,500,000           533,975
  Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
      10/01/20 ...................................................................................     3,090,000         1,002,180
      10/01/21 ...................................................................................     2,585,000           789,407
      10/01/22 ...................................................................................     3,090,000           890,044
      10/01/23 ...................................................................................     3,060,000           831,188
      10/01/24 ...................................................................................     2,560,000           655,642
  Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 .......................     5,770,000         2,711,554
  Miami-Dade County Special Obligation,
      sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 .....................................    22,365,000         5,142,832
      Sub Series B, MBIA Insured, 10/01/36 .......................................................     5,635,000           661,098
      Sub Series C, MBIA Insured, 10/01/28 .......................................................     8,305,000         1,588,663
  Palm Beach County HFA, SFR, Capital Appreciation, Refunding, Series A-1, GNMA Secured,
      4/01/32 ....................................................................................     5,655,000           714,340
  Pinellas County HFA, SFHR, Capital Appreciation, Multi County, Series B-1, GNMA Secured,
      9/01/31 ....................................................................................     3,270,000           424,838
  Port Everglades Authority Port Improvement Revenue,
      Capital Appreciation, 9/01/10 ..............................................................    24,525,000        14,831,984
      Capital Appreciation, ETM, 9/01/10 .........................................................    25,475,000        15,496,697
      Refunding, Series A, 9/01/02 ...............................................................    10,575,000         9,644,823
      Refunding, Series A, 9/01/03 ...............................................................     9,075,000         7,897,151
      Refunding, Series A, 9/01/04 ...............................................................     3,550,000         2,943,021

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS (CONT.)
   Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
      11/01/09 ................................................................................    $ 1,365,000     $      874,060
      11/01/12 ................................................................................      1,780,000            952,709
      11/01/15 ................................................................................      2,180,000            965,173
                                                                                                                   --------------
   TOTAL ZERO COUPON BONDS ....................................................................                        93,065,636
                                                                                                                   --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,536,696,598) ..........................................                     1,573,127,117
                                                                                                                   --------------
(a)SHORT TERM INVESTMENTS .4%
   Jacksonville Educational Facilities Revenue, Jacksonville University Project, Weekly VRDN
      and Put, 4.25%,10/01/22 .................................................................      1,290,000          1,290,000
   Jacksonville Health Facilities Authorities, Garden Project, Weekly VRDN and Put,
      4.25%, 2/02/18 ..........................................................................      1,250,000          1,250,000
   Jacksonville Revenue, YMCA Florida First Coast Project, Weekly VRDN and Put,
      4.25%, 3/01/18 ..........................................................................      1,600,000          1,600,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
      AMBAC Insured, Weekly VRDN and Put, 3.50%, 7/01/28 ......................................      2,600,000          2,600,000
                                                                                                                   --------------
   TOTAL SHORT TERM INVESTMENTS (COST $6,740,000) .............................................                         6,740,000
                                                                                                                   --------------
   TOTAL INVESTMENTS (COST $1,543,436,598) 100.4% .............................................                     1,579,867,117
   OTHER ASSETS, LESS LIABILITIES (.4)% .......................................................                        (7,330,842)
                                                                                                                   --------------
   NET ASSETS 100.0% ..........................................................................                    $1,572,536,275
                                                                                                                   ==============


See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.



64                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                  SIX MONTHS
                                                    ENDED
                                                  AUGUST 31,                        YEAR ENDED FEBRUARY 28,
                                                     2000       -----------------------------------------------------------------
CLASS A                                          (UNAUDITED)       2000          1999           1998           1997       1996(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $11.03         $12.07        $12.12         $11.86        $11.88      $11.54
                                                  -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................       .29            .59           .61            .63           .65         .66
  Net realized and unrealized gains (losses) ..       .44          (1.03)          .01            .27          (.02)        .34
                                                  -----------------------------------------------------------------------------
Total from investment operations ..............       .73           (.44)          .62            .90           .63        1.00
                                                  -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................      (.29)(e)       (.60)(f)      (.61)(g)       (.64)(h)      (.65)       (.66)
  Net realized gains ..........................        --             -- (i)      (.06)            --            --          --
                                                  -----------------------------------------------------------------------------
Total distributions ...........................      (.29)          (.60)         (.67)          (.64)         (.65)       (.66)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ................    $11.47         $11.03        $12.07         $12.12        $11.86      $11.88
                                                  =============================================================================
Total return(b) ...............................      6.79%         (3.71)%        5.22%          7.75%         5.47%       8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $153,557       $151,670      $164,669      $ 149,642      $139,903    $130,380
Ratios to average net assets:
  Expenses ....................................       .76%c          .75%          .76%           .76%          .75%        .77%
  Net investment income .......................      5.26%(c)       5.14%         5.00%          5.28%         5.49%       5.58%
Portfolio turnover rate .......................     12.65%         46.90%        12.84%         14.77%        17.47%      10.98%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $11.10         $12.15        $12.19         $11.92        $11.92      $11.57
                                                  -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................       .27            .53           .54            .57           .58         .50
  Net realized and unrealized gains (losses) ..       .44          (1.05)          .02            .27          (.01)        .34
                                                  -----------------------------------------------------------------------------
Total from investment operations ..............       .71           (.52)          .56            .84           .57         .84
                                                  -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................      (.27)(e)       (.53)(f)      (.54)(g)       (.57)         (.57)       (.49)
  Net realized gains ..........................        --             -- (i)      (.06)            --            --          --
                                                  -----------------------------------------------------------------------------
Total distributions ...........................      (.27)          (.53)         (.60)          (.57)         (.57)       (.49)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ................    $11.54         $11.10        $12.15         $12.19        $11.92      $11.92
                                                  =============================================================================
Total return(b) ...............................      6.47%         (4.32)%        4.70%          7.19%         4.97%       7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $14,704        $14,811       $17,277         $9,107        $4,484      $1,335
Ratios to average net assets:
  Expenses ....................................      1.32%(c)       1.30%         1.31%          1.32%         1.32%       1.34%(c)
  Net investment income .......................      4.72%(c)       4.58%         4.45%          4.72%         4.87%       5.04%(c)
Portfolio turnover rate .......................     12.65%         46.90%        12.84%         14.77%        17.47%      10.98%



(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(e) Includes distributions in excess of net investment income in the amount of $.004.

(f) Includes distributions in excess of net investment income in the amount of $.007 and $.006 for Class A and Class C, respectively.

(g) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and Class C, respectively.

(h) Includes distributions in excess of net investment income in the amount of $.001.

(i) The fund made a capital gain distribution of $.002.


                     See notes to financial statements.                     65

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.7%

  Albany-Daugherty County Hospital Authority Revenue, Anticipation Certificates, Series B,
      AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .............................................      $   500,000     $   510,000
  Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 .......        5,000,000       4,972,500
      Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 .......................................        5,000,000       4,999,550
      Series B, AMBAC Insured, 6.00%, 1/01/21 .................................................          575,000         585,137
      Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 ...................................          525,000         558,532
  Atlanta and Fulton Counties Recreation Authority Revenue, Downtown Arena Public Improvement
      Project, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ............................        2,000,000       1,966,260
  Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
      6.25%, 10/01/16 .........................................................................        2,000,000       2,079,780
  Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ........................................        5,000,000       5,394,600
  Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured, 6.375%,
      3/01/23 .................................................................................        1,480,000       1,523,749
  Atlanta Urban Residential Finance Authority MFHR,
      Defoors Ferry Manor Project, 5.90%, 10/01/18 ............................................        1,700,000       1,742,636
      Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ........................................        1,040,000       1,068,974
      Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 .......................................        1,560,000       1,591,980
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
      5.25%, 12/01/22 .........................................................................        2,615,000       1,991,976
      5.375%, 12/01/28 ........................................................................        2,000,000       1,514,320
  Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 .........................................        1,000,000       1,033,300
  Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project,
      Refunding, 5.55%, 3/01/26 ...............................................................        5,700,000       4,966,410
  Burke County Development Authority PCR, Georgia Power Co. ...................................
      Plant Vogtle, 1st Series, 6.10%, 4/01/25 ................................................        1,000,000       1,005,870
  Camden County Joint Development Authority PCR, Union Carbide Corp. Project, Refunding,
      5.00%, 1/01/12 ..........................................................................        1,000,000         936,700
  Cherokee County Water and Sewage Authority Revenue, Refunding, MBIA Insured, 6.90%,
      8/01/18 .................................................................................        1,595,000       1,658,034
  Clarke County Hospital Authority Revenue Certificates,  Athens Regional Medical Center
      Project, Refunding, MBIA Insured, 5.25%, 1/01/29 ........................................        3,000,000       2,851,500
  Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%,
      8/01/23 .................................................................................        3,500,000       3,671,150
  Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional
      Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 8/01/13 ..............................        2,400,000       2,504,592
  Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ...........        1,000,000       1,002,660
  Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%,
      2/01/07 .................................................................................          100,000         111,257
  College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 .........        2,000,000       2,038,160
  Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ....................        2,460,000       2,202,413
  Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ...............        1,000,000       1,069,670
  Dalton Development Authority Revenue, MBIA Insured, 5.50%, 8/15/26 ..........................        1,000,000       1,002,710
  Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek,  Refunding, Series A, MBIA
      Insured, 6.50%, 7/01/24 .................................................................          920,000         940,746
  Forsyth County GO, 5.75%, 2/01/19 ...........................................................        1,500,000       1,548,045
  Fulco Hospital Authority Revenue, Anticipation Certificates, Health System, Catholic Health
      East, Series A, MBIA Insured, 5.00%, 11/15/28 ...........................................        2,500,000       2,253,000
  Fulton County Building Authority Revenue, Human Resources and Government Facilities
      Program, 7.10%, 1/01/15 .................................................................          750,000         769,935
      Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ...........................        1,000,000       1,024,710
  Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
      5.45%, 5/01/23 ..........................................................................        1,805,000       1,622,262
  George L. Smith II Congress Center Authority Revenue, Domed Stadium Project, Refunding,
      MBIA Insured, 5.50%, 7/01/20 ............................................................        2,000,000       1,980,780
  Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/01/18 ................        1,000,000       1,128,970
  Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
      6/01/24 .................................................................................        1,750,000       1,609,213
  Georgia State HFAR,
      Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...........................        2,535,000       2,633,941
      Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ............................          405,000         420,811
      MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ..................        1,000,000       1,133,110
      MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ................        1,000,000       1,016,280
  (b) SF, Sub Series C-2, 5.95%, 12/01/31 .....................................................        5,000,000       5,006,750
      SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..........................................        1,000,000       1,015,240
      SFM, Sub Series B-2, 5.85%, 12/01/28 ....................................................        2,925,000       2,916,664
  Georgia State Residential Finance Authority Home Ownership Mortgage Revenue, Convertible
      Loans, Series B, Sub Series B, 7.50%, 6/01/17 ...........................................          190,000         196,171
      Series B, FHA Insured, 7.00%, 12/01/12 ..................................................          580,000         600,683
      Series E, Sub Series E-1, FHA Insured, 7.50%, 6/01/17 ...................................          225,000         232,297
  Henry County Hospital Authority Revenue, Henry Medical
      Center Inc. Project, Refunding, AMBAC Insured, 6.00%, 7/01/29 ...........................        5,000,000       5,148,950

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
  Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 .      $ 3,300,000     $ 3,514,038
  Liberty County IDR, Leconte Property Inc. Project, Refunding, 7.875%, 12/01/14 ..............          850,000         885,411
  Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
      Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ........................................        1,800,000       1,861,614
      Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ........................................        1,100,000       1,125,311
      Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ........................................        1,000,000       1,031,650
      Series B, FSA Insured, 5.75%, 9/01/14 ...................................................          800,000         827,384
  Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
      Regional Healthcare System, MBIA Insured,  5.50%, 8/01/25 ...............................        7,500,000       7,379,700
  Meriwether County Public Facility Authority Revenue, Meriwether County Schools Project, MBIA
      Insured, 5.85%, 10/01/26 ................................................................       1,000,000       1,026,180
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
      Pre-Refunded, 6.90%, 7/01/20 ............................................................        5,930,000       6,548,143
  Monroe County Development Authority PCR,
      Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 ........................................        1,000,000       1,026,670
      Georgia Power Co., Scherer Project, senior lien, 1st Series, 5.75%, 9/01/23 .............        1,000,000         989,930
      Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ..............        1,500,000       1,649,250
  Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured,
      6.10%, 2/01/24 ..........................................................................        4,500,000       4,671,720
  Polk County Water Authority Water and Sewage Revenue, Refunding, MBIA Insured,
      7.00%, 12/01/15 .........................................................................          100,000         102,551
  Private Colleges and Universities Authority Revenue,
      Emory University Project, Series A, 5.50%, 11/01/25 .....................................       10,000,000       9,972,200
      Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 .........................        3,000,000       2,760,990
      Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ....................        2,000,000       1,865,260
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 .................        2,000,000       1,966,200
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
      7.90%, 7/01/07 ..........................................................................           15,000          15,057
      7.50%, 7/01/09 ..........................................................................            5,000           5,019
  Puerto Rico Electric Power Authority Revenue,
      Refunding, Series U, 6.00%, 7/01/14 .....................................................        1,000,000       1,050,900
      Series T, 6.00%, 7/01/16 ................................................................        1,000,000       1,040,150
  Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
      Project, 5.80%, 12/01/20 ................................................................        1,500,000       1,437,855
  Rockdale County Water and Sewer Authority Revenue, Refunding,
      FSA Insured, 5.00%, 7/01/22 .............................................................        1,500,000       1,399,845
      Series A, MBIA Insured, 5.375%, 7/01/29 .................................................        5,000,000       4,839,600
  Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 ...................        1,000,000       1,044,210
  Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded,
      6.20%, 7/01/23 ..........................................................................    2,000,000       2,130,260
  Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ......        4,600,000       4,619,596
  St. Mary's Housing Authority MFMR,
      Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 ...........          500,000         509,585
      Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .................................          700,000         705,383
  Tift County School District, MBIA Insured, 6.125%, 2/01/15 ..................................        2,330,000       2,369,307
  Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 .........................................................................          850,000         849,218
      5.50%, 10/01/22 .........................................................................        1,200,000       1,122,900
      5.625%, 10/01/25 ........................................................................        1,530,000       1,435,339
  Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured,
      Pre-Refunded, 7.00%, 10/01/10 ...........................................................        1,500,000       1,571,790
  Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
      6.00%, 2/01/21 ..........................................................................          750,000         774,345
  White County IDAR, Springs Industries Inc., Refunding, 6.85%, 6/01/10 .......................        1,780,000       1,843,671
                                                                                                                     -----------
  TOTAL LONG TERM INVESTMENTS (COST $165,438,853) .............................................                      167,721,210
                                                                                                                     -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS 2.0%
Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 4.25%, 11/01/15 .....................      $ 2,000,000    $  2,000,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
      Insured, Weekly VRDN and Put, 3.50%, 7/01/28 ............................................        1,400,000       1,400,000
                                                                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) ................................................                        3,400,000
                                                                                                                    ------------
TOTAL INVESTMENTS (COST $168,838,853) 101.7% ..................................................                      171,121,210
OTHER ASSETS, LESS LIABILITIES (1.7)% .........................................................                       (2,861,091)
                                                                                                                    ------------
NET ASSETS 100.0% .............................................................................                     $168,260,119
                                                                                                                    ============

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

68                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND


                                                    SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2000     ------------------------------------------------------------
                                                       (UNAUDITED)      2000           1999          1998         1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $10.42         $11.47          $11.45        $11.05        $11.04     $10.54
                                                    --------------------------------------------------------------------------------
Income from investment operations:
Net investment income(a) ......................            .29            .58             .59           .61           .61       .62

Net realized and unrealized gains (losses) ....            .38          (1.04)            .03           .40           .01       .50
                                                    --------------------------------------------------------------------------------
Total from investment operations ..............            .67           (.46)            .62          1.01           .62      1.12
                                                    --------------------------------------------------------------------------------
Less distributions from net investment income .           (.29)(d)       (.59)(d)        (.60)(e)      (.61)         (.61)     (.62)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ................         $10.80         $10.42          $11.47        $11.45        $11.05    $11.04
                                                    ================================================================================

Total return(b) ...............................          6.54%          (4.13)%         5.51%         9.38%         5.86%     10.73%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $69,871        $63,964         $64,516       $54,211       $44,289    $38,991

Ratios to average net assets:
   Expenses ...................................           .45%(c)        .45%            .42%          .35%          .34%       .33%

  Expenses excluding waiver and payments
    by affiliates .............................           .82%(c)        .81%            .81%          .81%          .81%       .82%

  Net investment income .......................          5.43%(c)       5.31%           5.12%         5.40%         5.63%      5.65%

Portfolio turnover rate .......................          4.63%         16.31%          10.49%        26.61%        24.81%     31.89%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.005.

(e) Includes distributions in excess of net investment income in the amount of $.004.



See notes to financial statements.                                            69

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)


                                                                                                            PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.5%
    Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ....................................   $  700,000    $  723,912
    Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ..............................    1,000,000     1,026,100
    Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, 6.50%, 11/15/22 ..      710,000       729,241
    Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 .............................    1,140,000     1,169,332
    Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 2/01/18 ........      325,000       330,538
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 ............   1,000,000       978,170
    Danville Multi-City Lease Revenue,
       Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ............................................   1,500,000     1,595,355
       Housing Authority, Jefferson County, 6.50%, 3/01/19 ...............................................     125,000       130,295
       Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ...............................................     100,000       105,350
    Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
       8/01/12 ...........................................................................................     100,000       104,447
       8/01/22 ...........................................................................................     210,000       215,674
    Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured,
       6.40%, 5/01/08 ....................................................................................     100,000       103,877
     Elizabethtown Public Properties Holding Inc. Revenue, 1st Mortgage, Administrative Office of the
       Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .................................   2,000,000     1,927,120
    Fayette County School District Finance Corp. School Building Revenue, 5.50%, 9/01/18 .................   2,500,000     2,520,500
 (b)Fulton County Industrial Building Revenue, H.I.S. Income Project, 7.50%, 2/01/10 .....................     500,000       175,000
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
      Series A, MBIA Insured, 6.10%, 1/01/24 .............................................................   2,000,000     2,022,140
    Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ............................................     400,000       422,680
    Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ................................     225,000       238,948
    Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 ......   1,000,000     1,036,910
    Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ..................   1,500,000     1,541,610
    Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%, 1/01/31 .....   2,620,000     2,377,152
    Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .............   2,035,000     1,792,428
    Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 .......     125,000       130,114
    Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured, 5.375%, 6/01/22 .................   2,000,000     1,970,840
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,  AMBAC Insured,
      6.50%, 5/01/15 .....................................................................................     750,000       783,105
      AMBAC Insured, 6.55%, 5/01/22 ......................................................................     720,000       749,650
      Refunding, AMBAC Insured, 5.75%, 1/01/26 ...........................................................   1,000,000     1,011,100
    Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ..................   1,930,000     2,010,095
    Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ...............................................     450,000       476,298
    Jefferson County School District Finance Corp. School Building Revenue, Series A, FSA Insured,
    5.25%, 7/01/18 .......................................................................................   1,500,000     1,476,015
    Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ...............   2,500,000     2,502,125
    Kenton County Airport Board Revenue,
      Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 .........   1,230,000     1,281,549
      Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ..........................     445,000       463,534
      Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .........................     325,000       333,070
      Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ..........................     445,000       460,228
    Kenton County Water District No. 1 Waterworks Revenue, Refunding, FGIC Insured, 6.375%, 2/01/17 ......     155,000       161,665
    Kentucky Area Development District Financing Trust Lease Program Revenue, City of Ewing, Series A,
      6.00%, 6/01/30 .....................................................................................   2,000,000     2,026,700
    Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center,
      Refunding and Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 .................................     750,000       760,170
    Kentucky Development Finance Authority Revenue, Sisters of Charity of Nazareth Health Corp.,
      Pre-Refunded, 6.75%, 11/01/12 ......................................................................     100,000       104,566
    Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ........................     625,000       642,244
    Kentucky Economic Development Finance Authority Hospital System Revenue,
      Appalachian Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ...........   2,000,000     1,369,300
      Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
      Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 ..................................     500,000       523,295
    Kentucky Economic Development Finance Authority Revenue, Catholic Health,
     Refunding and Improvement, Series A, 5.00%, 12/01/18 ................................................   2,000,000     1,796,860
    Kentucky HFC Revenue,
      Refunding, Series A, 6.375%, 7/01/28 ...............................................................   1,240,000     1,279,469
      Series B, 6.25%, 7/01/28 ...........................................................................   1,280,000     1,313,613
      Series C, FHA Insured, 6.40%, 1/01/17 ..............................................................   1,105,000     1,151,620
      SFMR, Series A, 6.60%, 7/01/11 .....................................................................      30,000        31,221

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                             PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
   Kentucky HFC Revenue, (cont.)
     SFMR, Series B, 6.60%, 7/01/11 ....................................................................   $   150,000   $   156,107
     SFMR, Series D, FHA Insured, 7.45%, 1/01/23 .......................................................        60,000        61,609
   Kentucky Infrastructure Authority Revenue, Infrastructure Revolving Fund Program, Series J,
     Pre-Refunded, 6.375%, 6/01/14 .....................................................................       500,000       548,320
   Kentucky State Property and Buildings Commission Revenues, Project No. 56, Pre-Refunded,
     6.00%, 9/01/14 ....................................................................................       700,000       751,240
     Project No. 64, MBIA Insured, 5.50%, 5/01/17 ......................................................     1,535,000     1,552,484
   Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project, MBIA
     Insured, Pre-Refunded,
     6.625%, 11/01/13 ..................................................................................       500,000       549,315
     6.75%, 11/01/24 ...................................................................................       750,000       827,490
   Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 5/15/22 .................................................     1,000,000       938,230
     Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .............................................       300,000       331,206
     Series A, FGIC Insured, 5.00%, 5/15/30 ............................................................     3,000,000     2,732,070
   Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue, MBIA Insured,
     5.00%, 7/01/25 ....................................................................................     1,500,000     1,366,875
   Madison County Utility District Revenue, Refunding, FSA Insured, 5.20%, 2/01/22 .....................     1,000,000       963,690
   McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
     6.40%, 11/01/07 ...................................................................................       500,000       538,755
   Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 .....................     1,270,000     1,184,593
   Oldham County School District Finance Corp. School Building Revenue, 5.00%, 7/01/19 .................     1,000,000       946,240
   Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
     Series A, 6.50%, 3/01/19 ..........................................................................     1,050,000     1,095,171
   Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ...........................................       430,000       471,203
   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority
     Revenue, Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 .................     1,480,000     1,523,083
   Russell Health System Revenue, 8.10%, 7/01/15 .......................................................       145,000       172,209
     Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ..............................................     1,800,000     1,876,464
     Refunding, 8.10%, 7/01/15 .........................................................................       205,000       224,211
   Russellville Housing Authority MFR, The Field Manor Project, GNMA Secured, 5.65%, 4/20/34 ...........     1,415,000     1,379,566
   Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .....     2,000,000     1,876,260
                                                                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $68,349,821) ......................................................                  68,141,616
                                                                                                                         -----------
(a)SHORT TERM INVESTMENTS 1.2%
   Louisville and Jefferson County Regional Airport Authority Special Facilities Revenue, UPS Worldwide
   Forwarding, Series C, Daily VRDN and Put, 4.35%, 1/01/29 ............................................       200,000       200,000

   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
     Weekly VRDN and Put, 3.50%, 7/01/28 ...............................................................       600,000       600,000
                                                                                                                         -----------
   TOTAL SHORT TERM INVESTMENTS (COST $800,000) ........................................................                     800,000
                                                                                                                         -----------
   TOTAL INVESTMENTS (COST $69,149,821) 98.7% ..........................................................                  68,941,616
   OTHER ASSETS, LESS LIABILITIES 1.3% .................................................................                     929,845
                                                                                                                         -----------
   NET ASSETS 100.0% ...................................................................................                 $69,871,461
                                                                                                                         ===========

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) See Note 6 regarding defaulted securities.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2000                   YEAR ENDED FEBRUARY 28,
                                                                    -------------------------------------------------------------
CLASS A                                             (UNAUDITED)       2000          1999         1998          1997       1996(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $10.55         $11.59         $11.61        $11.32      $11.32      $11.03
                                                      --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................          .29            .58            .60           .63         .65         .66

 Net realized and unrealized gains (losses) ...          .41          (1.03)          (.01)          .30       --            .28
                                                      --------------------------------------------------------------------------
Total from investment operations ..............          .70           (.45)           .59           .93         .65         .94
                                                      --------------------------------------------------------------------------
Less distributions from net investment income .         (.30)(e)       (.59)(f)       (.61)(g)      (.64)       (.65)       (.65)
                                                      --------------------------------------------------------------------------
Net asset value, end of period ................       $10.95         $10.55         $11.59        $11.61      $11.32      $11.32
                                                      ==========================================================================

Total return(b) ...............................         6.69%         (3.93)%         5.23%         8.46%       5.94%       8.75%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $153,503       $144,299       $158,099      $134,922    $112,981    $107,461

Ratios to average net assets:
 Expenses .....................................          .74%(c)        .74%           .75%          .76%        .76%        .78%

 Net investment income ........................         5.42%(c)       5.29%          5.14%         5.50%       5.76%       5.89%

Portfolio turnover rate .......................         2.95%         27.31%         14.99%        15.26%      13.68%       5.23%


CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $10.62         $11.66         $11.68        $11.37      $11.37      $11.01
                                                      --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................          .26            .53            .54           .57         .58         .49

 Net realized and unrealized gains (losses) ...          .42          (1.04)          (.01)          .32       --            .35
                                                      --------------------------------------------------------------------------
Total from investment operations ..............          .68           (.51)           .53           .89         .58         .84
                                                      --------------------------------------------------------------------------
Less distributions from net investment income .         (.27)(e)       (.53)(f)       (.55)(g)      (.58)       (.58)       (.48)
                                                      --------------------------------------------------------------------------
Net asset value, end of period ................       $11.03         $10.62         $11.66        $11.68      $11.37      $11.37
                                                      ==========================================================================

Total return(b) ...............................         6.45%         (4.45)%         4.61%         8.02%       5.27%       7.76%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $11,618        $10,730         $9,982        $4,469      $3,004      $1,438

Ratios to average net assets:
 Expenses .....................................         1.30%(c)       1.29%          1.31%         1.32%       1.33%       1.35%(c)

 Net investment income ........................         4.86%(c)       4.74%          4.58%         4.95%       5.29%       5.27%(c)

Portfolio turnover rate .......................         2.95%         27.31%         14.99%        15.26%      13.68%       5.23%










(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for
Class C.

(e) Includes distributions in excess of net investment income in the amount of $.006 and $.005 for Class A and Class C, respectively.

(f) Includes distributions in excess of net investment income in the amount of $.009 and $.008 for Class A and Class C, respectively.

(g) Includes distributions in excess of net investment income in the amount of $.0006 and $.0004 for Class A and Class C, respectively.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)


                                                                                                           PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
BONDS 96.4%
Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ..............................    $   500,000    $   520,610
Bossier City Public Improvement Sales and Use Tax Revenue,
  FGIC Insured, 5.00%, 12/01/19 ......................................................................      1,145,000      1,078,762
  Refunding, FGIC Insured, 5.00%, 12/01/21 ...........................................................      1,875,000      1,749,338
  Refunding, FGIC Insured, 5.00%, 12/01/22 ...........................................................      1,515,000      1,407,359
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
  Series A, 7.75%, 6/01/12 ...........................................................................        365,000        378,432
  Series B, 6.875%, 11/01/12 .........................................................................        585,000        613,987
Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 .................        275,000        283,014
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
  5.60%, 11/01/22 ....................................................................................      2,250,000      2,053,238
  Series A, 7.70%, 11/01/18 ..........................................................................      1,500,000      1,620,405
  Series A, 5.65%, 12/01/21 ..........................................................................      1,000,000        914,170
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%, 9/01/29 ......     11,500,000     11,785,200
Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured, ETM,
  7.20%, 8/01/10 .....................................................................................      1,380,000      1,627,779
East Baton Rouge Mortgage Finance Authority, SFM Purchase, Refunding, Series A, 6.10%, 10/01/29 ......        990,000      1,011,434
  Series F, GNMA Secured, 7.875%, 12/01/21 ...........................................................        590,000        609,205
East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 ................      2,000,000      1,971,760
East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18 ..............................        750,000        773,078
Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ...............        500,000        532,200
Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, FSA Insured, 5.00%, 12/01/22 ......      4,500,000      4,180,275
Lafayette Public Trust Financing Authority SFMR, Refunding, Series A, 8.50%, 11/15/12 ................        173,639        173,716
  Series A, ETM, 7.20%, 4/01/11 ......................................................................         30,000         30,053
Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ...................................         90,000        101,374
Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
   Refunding, 7.20%, 12/01/20 ........................................................................      3,000,000      3,125,820
Lake Charles Nonprofit HDC, Section 8 Assisted Mortgage Revenue, Chateau Project, Refunding, Series A,
   FSA Insured, 7.875%, 2/15/25 ......................................................................        750,000        773,550
Leesville IDBR, Wal-Mart Stores Inc. Project, Refunding, 7.10%, 3/01/11 ..............................      1,750,000      1,768,830
Louisiana HFA, Mortgage Revenue, MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ................      2,795,000      2,802,574
  MF, Westview Project, FHA Insured, 7.80%, 4/01/30 ..................................................        750,000        772,785
Louisiana Local Government Environmental Facilities CDAR, Delgado Community College Foundation
   Project, MBIA Insured, 6.00%, 10/01/29 ............................................................      1,000,000      1,035,130
Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
   MBIA Insured, 6.375%, 1/01/30 .....................................................................      4,265,000      4,476,843
Louisiana Public Facilities Authority Hospital Revenue,
  Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ....................................      3,750,000      3,494,138
  Louisiana Health Systems Corp. Project, Refunding, FSA Insured, 5.00%, 10/01/22 ....................      1,000,000        917,370
  Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ............................................      5,000,000      3,604,150
  Touro Infirmary Project, Series A, 5.625%, 8/15/29 .................................................      6,000,000      4,948,260
Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project, FSA Insured,
  5.65%, 6/15/11 .....................................................................................      1,230,000      1,273,936
Louisiana Public Facilities Authority Revenue,
  Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 ...................        930,000        969,069
  Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 ............................................      1,000,000      1,075,490
  Centenary College Project, Refunding, 5.75%, 2/01/29 ...............................................      7,300,000      6,826,376
  Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ...............................      2,000,000      1,897,380
  HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ...............................................      1,200,000      1,218,072
  MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ..............................      1,900,000      1,969,255
  SFM Purchase, Series C, 8.45%, 12/01/12 ............................................................        764,718        795,751
  Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ...............................................        955,000        982,619
  Tulane University, AMBAC Insured, 6.05%, 10/01/25 ..................................................      5,500,000      5,680,290
  Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ....................      1,000,000        982,360
  Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ....................      6,015,000      5,715,694
Louisiana State Office Facilities Corp. Lease Revenue, Capitol Complex Program, Series A, MBIA
  Insured, 5.375%, 3/01/19 ...........................................................................      3,000,000      2,960,220
Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
  Loop Inc., First Stage, Refunding, Series B, 7.20%, 9/01/08 ........................................      1,000,000      1,036,220
  Series E, 7.60%, 9/01/10 ...........................................................................        480,000        493,570
  Series E, Pre-Refunded, 7.60%, 9/01/10 .............................................................        520,000        530,400

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Louisiana State University Agricultural and Mechanical College University Revenues,
  Auxiliary, MBIA Insured, 5.50%, 7/01/26 ............................................................   $  1,500,000   $  1,479,525
  Louisiana State University at Eunice Project, MBIA Insured, 5.00%, 6/01/18 .........................      1,025,000        971,772
Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ..........................................      1,050,000      1,111,835
New Orleans GO,
  Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ......................................................      1,000,000        949,430
  Public Improvement, Series A, AMBAC Insured, 5.125%, 12/01/27 ......................................      1,000,000        932,620
New Roads Electric System Revenue, 7.00%, 7/01/17 ....................................................      1,000,000      1,038,530
Office Facility Corp. Capital Facilities Bonds, 7.75%, 12/01/10 ......................................      1,600,000      1,694,480
Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ...........................        875,000        917,831
Orleans Parish Parishwide School District GO,
  AMBAC Insured, 5.375%, 9/01/21 .....................................................................      3,500,000      3,428,845
  Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 ..................................................      1,000,000        998,790
  Series A, FGIC Insured, 5.125%, 9/01/22 ............................................................      1,000,000        945,180
Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18 ................................      1,950,000      1,931,144
Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center, Refunding,
  FSA Insured, 5.75%, 5/15/21 ........................................................................      2,500,000      2,529,375
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 ........................      4,500,000      4,642,650
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.90%, 7/01/07 .....................................................................................        120,000        120,452
  7.75%, 7/01/08 .....................................................................................         50,000         50,189
Puerto Rico HFC, SFMR, Portfolio No. 1,
  Series B, GNMA Secured, 7.65%, 10/15/22 ............................................................         20,000         20,415
  Series C, GNMA Secured, 6.85%, 10/15/23 ............................................................        650,000        670,839
Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured, ETM,
  7.25%, 8/01/10 .....................................................................................      1,285,000      1,443,363
Shreveport Certificates of Indebtedness, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/16 .........      1,000,000        962,550
Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 ..........................      3,500,000      3,626,665
St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10 .........        435,000        527,699
St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ...............      1,500,000      1,506,600
St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 .................        296,189        303,038
St. Charles Parish PCR,
  Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ..............................................      2,500,000      2,581,475
  Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 .............................................      3,000,000      2,811,630
St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
  7.05%, 4/01/22 .....................................................................................      1,500,000      1,535,115
  Series A, 7.00%, 12/01/22 ..........................................................................        750,000        774,773
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .........................      2,500,000      2,343,825
St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
  7/01/10 ............................................................................................        150,000        167,442
  7/01/11 ............................................................................................         50,000         59,148
State Colleges and Universities Lease Revenue, University of Southwestern Louisiana, Cajundome,
  MBIA Insured, 5.65%, 9/01/26 .......................................................................      3,080,000      3,090,718
Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
  6.25%, 2/01/24 .....................................................................................      5,500,000      5,682,435
University of Louisiana Board of Supervisors Lease Revenue, Lafayette Cajundome Convention, MBIA
  Insured, 6.25%, 9/01/29 ............................................................................      1,200,000      1,266,372
University System Board of Supervisors Revenue, Northwestern State University Wellness, AMBAC
  Insured, 5.10%, 4/01/24 ............................................................................      1,000,000        937,450
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......      3,000,000      2,854,800
West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ...........................      6,500,000      6,801,333
                                                                                                                         -----------
TOTAL BONDS ..........................................................................................                   159,251,874
                                                                                                                         -----------

  FRANKLIN TAX-FREE TRUST
  STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS 1.5%
   Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 .....................   $ 5,000,000   $  2,453,900
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $161,619,067) ....................................................                  161,705,774
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .8%
   Louisiana Public Facilities Authority Hospital Revenue, Willis Knighton Medical Project, Refunding,
   AMBAC Insured, Daily VRDN and Put,
    4.30%, 9/01/23 ....................................................................................       900,000        900,000
   Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
    4.25%, 12/01/15....................................................................................       200,000        200,000
   Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc., 1st Stage, ACES,
   Refunding, Daily VRDN and Put,
    4.35%, 9/01/06 ....................................................................................       200,000        200,000
                                                                                                                        ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,300,000) .....................................................                    1,300,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $162,919,067) 98.7% ........................................................                  163,005,774
   OTHER ASSETS, LESS LIABILITIES 1.3% ................................................................                    2,115,356
                                                                                                                        ------------
   NET ASSETS 100.0% ..................................................................................                 $165,121,130
                                                                                                                        ============


See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive pay- ment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2000    ------------------------------------------------------------
CLASS A                                              (UNAUDITED)           2000      1999           1998           1997     1996(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $10.63            $11.66     $11.64         $11.33         $11.38    $10.92
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
    Net investment income(a) ..................           .29               .56        .58            .59            .61        .62

    Net realized and unrealized gains
      (losses) ................................           .46             (1.00)       .06            .32           (.03)       .47
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .75              (.44)       .64            .91            .58       1.09
                                                  ----------------------------------------------------------------------------------
Less distributions from:
    Net investment income .....................          (.29)             (.56)      (.58)(e)       (.60)(f)       (.63)      (.63)

    Net realized gains ........................           --               (.03)      (.04)           --             --         --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.29)             (.59)      (.62)          (.60)          (.63)      (.63)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................        $11.09            $10.63     $11.66         $11.64         $11.33     $11.38
                                                  ==================================================================================

Total return(b) ...............................         7.10%             (3.86)     5.64%          8.27%          5.24%     10.18%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $232,861          $221,176   $253,014       $213,005       $185,234   $175,078

Ratios to average net assets:
    Expenses ..................................          .74%(c)           .72%       .74%           .74%           .73%       .74%

    Net investment income .....................         5.30%(c)          5.07%      4.91%          5.20%          5.42%      5.56%

Portfolio turnover rate .......................        11.61%            11.78%      6.02%          3.19%         12.71%      8.11%


CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $10.72            $11.75     $11.72         $11.40         $11.44    $10.93
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
    Net investment income(a) ..................           .26               .51        .51            .54            .55        .47

    Net realized and unrealized gains
      (losses) ................................           .46             (1.01)       .07            .31           (.03)       .51
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .72              (.50)       .58            .85            .52        .98
                                                  ----------------------------------------------------------------------------------
Less distributions from:
    Net investment income .....................          (.26)             (.50)      (.51)(e)       (.53)          (.56)      (.47)

    Net realized gains ........................          --                (.03)      (.04)           --             --          --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.26)             (.53)      (.55)          (.53)          (.56)      (.47)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................        $11.18            $10.72     $11.75         $11.72         $11.40     $11.44
                                                  ==================================================================================

Total return(b) ...............................         6.76%            (4.37)      5.11%          7.70%          4.68%       9.06%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $18,034           $17,298    $16,826        $10,515         $5,084       $913

Ratios to average net assets:
    Expenses ..................................         1.29%(c)          1.27%      1.29%          1.30%          1.27%    1.31%(c)

    Net investment income .....................         4.74%(c)          4.53%      4.35%          4.63%          4.78%    4.95%(c)

Portfolio turnover rate .......................        11.61%            11.78%      6.02%          3.19%         12.71%       8.11%




(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for
Class C.

(e) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and Class C, respectively.

(f) Includes distributions in excess of net investment income in the amount of $.005.






                       See notes to financial statements.
 76

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)


                                                                                                            PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.4%
Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ..............    $ 1,650,000    $ 1,678,776
Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ...........      9,500,000      9,638,415
Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ......................      4,250,000      4,520,768
Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 ......................................         90,000         91,552
Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA Insured,
  7.00%, 7/01/16 .....................................................................................      1,000,000      1,066,120
  7.125%, 1/01/27 ....................................................................................      3,000,000      3,196,140
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
  6.75%, 8/01/02 .....................................................................................        515,000        525,233
  7.00%, 8/01/11 .....................................................................................      3,225,000      3,384,960
Baltimore GO, Consolidated Public Improvement,
  Series A, FGIC Insured, 5.30%, 10/15/17 ............................................................      1,500,000      1,502,055
  Series A, FSA Insured, 5.25%, 10/15/17 .............................................................      3,300,000      3,281,388
  Series B, 7.15%, 10/15/08 ..........................................................................      1,000,000      1,165,010
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ................      1,850,000      1,946,700
Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
  7/01/18 ............................................................................................      1,000,000        951,220
  7/01/28 ............................................................................................      4,000,000      3,673,840
Baltimore Revenue, Wastewater Project, Refunding, Series A,
  FGIC Insured, 5.80%, 7/01/15 .......................................................................      5,000,000      5,193,300
  FSA Insured, 5.75%, 7/01/30 ........................................................................     10,000,000     10,156,500
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
  5.375%, 1/01/16 ....................................................................................      2,000,000      1,996,740
  5.50%, 1/01/19 .....................................................................................      1,000,000        995,350
  5.625%, 1/01/25 ....................................................................................      2,000,000      1,998,500
Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09 ...............................        350,000        359,114
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and Improvement,
  FSA Insured, 6.00%, 9/01/21 ........................................................................      8,000,000      8,215,360
Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
  6.50%, 11/01/26 ....................................................................................      3,000,000      3,144,570
Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A, FHA
Insured, 6.10%, 7/01/25 ..............................................................................      2,000,000      2,047,180
Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ............      1,900,000      1,965,968
Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 8/01/09 ..........        650,000        663,449
Maryland State CDA, Department of Housing and Community Development,
  MFHR Mortgage, Series A, 7.80%, 5/15/32 ............................................................        985,000      1,007,901
  MFHR Mortgage, Series A, 6.85%, 5/15/33 ............................................................      1,120,000      1,161,653
  MFHR Mortgage, Series D, 7.70%, 5/15/20 ............................................................      1,000,000      1,030,830
  MFHR Mortgage, Series E, 7.10%, 5/15/28 ............................................................        675,000        694,089
  Residential, Series D, 5.25%, 9/01/29 ..............................................................      4,855,000      4,445,092
  Series B, 5.35%, 9/01/30 ...........................................................................      2,955,000      2,763,014
  SF Program, 2nd Series, 5.00%, 4/01/17 .............................................................      3,000,000      2,810,670
  SF Program, 2nd Series, 7.60%, 4/01/23 .............................................................        275,000        282,057
  SF Program, 3rd Series, 7.25%, 4/01/27 .............................................................      1,435,000      1,473,042
  SF Program, 4th Series, 7.375%, 4/01/10 ............................................................        980,000        997,620
  SF Program, 5th Series, 6.85%, 4/01/11 .............................................................      1,955,000      2,010,972
  SFHR Program, 1st Series, 7.30%, 4/01/17 ...........................................................      1,000,000      1,025,540
Maryland State EDC, Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 ................      1,000,000      1,060,480
Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited Obligation,
  Wheelabrator Water Projects, 6.45%, 12/01/16 .......................................................      3,000,000      3,106,080
  Maryland State Health and Higher Educational Facilities Authority Revenue,
  Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..........................................      6,865,000      6,435,732
  Catholic Health Initiatives, Series A, 6.00%, 12/01/20 .............................................      2,920,000      2,998,752
  Catholic Health Initiatives, Series A, 6.00%, 12/01/24 .............................................      2,025,000      2,069,813
  Charity Obligation Group, Series A, 5.00%, 11/01/19 ................................................      1,515,000      1,389,210
  Charity Obligation Group, Series A, 5.00%, 11/01/29 ................................................      2,250,000      2,009,993
  Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ..............................................      3,000,000      2,598,720
  Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .............................................     11,000,000     10,145,740
  Johns Hopkins University Issue, 6.00%, 7/01/39 .....................................................      5,000,000      5,217,650
  Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ................................................      1,700,000      1,744,098
  Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ...............................      1,500,000      1,512,060

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
  Roland Park Place Project, Refunding, 5.625%, 7/01/18 ................................................  $  2,500,000  $  2,263,525
  Roland Park Place Project, Refunding, 5.625%, 7/01/24 ................................................     5,000,000     4,429,050
  University of Maryland Medical System, 6.75%, 7/01/30 ................................................    11,000,000    11,209,990
  Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ...................................     5,000,000     4,802,600
  Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ...................................     7,100,000     6,598,243
Maryland State Industrial Development Financing Authority EDR, FSA Insured, Pre-Refunded, 7.10%,
  7/01/18 ..............................................................................................     1,350,000     1,406,970
Maryland State Industrial Development Financing Authority Revenue, American Center Physics Headquarters,
  6.625%, 1/01/17 ......................................................................................     6,000,000     6,181,500
Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
5.875%, 12/15/14 .......................................................................................     4,655,000     4,856,375
Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
  5.75%, 3/01/22 .......................................................................................     5,000,000     5,072,800
  5.80%, 3/01/26 .......................................................................................     2,045,000     2,075,839
Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%, 7/01/13 .....     5,400,000     5,469,174
Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%, .........     1,000,000     1,040,130
9/01/14
Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured, 6.00%, 7/01/37 .........     2,500,000     2,546,550
Montgomery County Housing Opportunities Commission MFMR, Series A,
  7.25%, 7/01/11 .......................................................................................       375,000       386,985
  7.00%, 7/01/23 .......................................................................................     2,410,000     2,507,509
Montgomery County Housing Opportunities Commission SFMR, Series A, 6.80%, 7/01/17 ......................     1,725,000     1,775,267
Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 .............     1,000,000       978,070
Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation Project,
Series A,
  6.20%, 7/01/10 .......................................................................................     3,100,000     3,239,531
  6.30%, 7/01/16 .......................................................................................     6,000,000     6,156,840
Ocean City GO, Refunding, MBIA Insured, 5.75%,
  3/15/12 ..............................................................................................     1,880,000     1,966,687
  3/15/13 ..............................................................................................     1,120,000     1,165,573
  3/15/14 ..............................................................................................     1,180,000     1,222,244
Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14 ...........     2,050,000     2,148,974
Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 ...............     2,100,000     2,025,996
Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded, 7.00%, 7/01/22 .........     1,000,000     1,065,010
Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19 .........     5,500,000     5,826,810
Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
Refunding, Series A, MBIA Insured,
 6.80%, 7/01/25 ........................................................................................     2,900,000     2,995,410
Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured, ........     2,750,000     2,835,800
5.80%, 6/30/14
Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding, ........       500,000       521,030
6.45%, 5/01/05
Prince George's County PCR, Potomac Electric Project, Refunding,
  6.00%, 9/01/22 .......................................................................................     1,200,000     1,209,264
  6.375%, 1/15/23 ......................................................................................     2,975,000     3,062,822
Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.75%, 7/01/17 .............................     3,000,000     3,098,130
Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
  5.70%, 1/01/26 .......................................................................................     1,145,000     1,151,664
St. Marys College Revenue, Academic Fees and Auxillary Fees Project, Series A, AMBAC Insured,
  5.55%, 9/01/30 .......................................................................................     2,000,000     2,011,040
University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%, 4/01/16 .......     1,000,000     1,016,970
Virgin Islands PFA Revenue, senior lien,
  Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ................................................     1,700,000     1,617,720
  Refunding, Series A, 5.50%, 10/01/14 .................................................................     3,300,000     3,245,941
                                                                                                                         -----------
TOTAL LONG TERM INVESTMENTS (COST $242,253,094) ........................................................                 244,533,049
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                            PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.1%
   Community Development Administration MF Development Revenue,
      Avalon Lea Apartments Project, Refunding, FNMA Insured, Weekly VRDN and Put, 4.15%, 6/15/26 ......  $    500,000  $    500,000
      Avalon Ridge Apartments Project, Refunding, FNMA Insured, Weekly VRDN and ........................       700,000       700,000
      Put, 4.15%, 6/15/26
   Howard County MFR, Avalon Meadows Project, Refunding, FNMA Insured, Weekly 6/15/26 ..................       600,000       600,000
   VRDN and Put, 4.10%,
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and Put, .       400,000       400,000
   3.75%, 12/01/15
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
   Weekly VRDN and Put,
    3.50%, 7/01/28 .....................................................................................       500,000       500,000
                                                                                                                        ------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,700,000) ......................................................                   2,700,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $244,953,094) 98.5% .........................................................                 247,233,049

   OTHER ASSETS, LESS LIABILITIES 1.5% .................................................................                   3,661,274
                                                                                                                        ------------
   NET ASSETS 100.0% ...................................................................................                $250,894,323
                                                                                                                        ============

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                            YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2000       ------------------------------------------------------------
CLASS A                                             (UNAUDITED)           2000       1999          1998        1997       1996(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $11.02            $12.19     $12.23         $11.83      $11.94      $11.44
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................          .30               .60        .61            .64         .65         .65

 Net realized and unrealized gains (losses) ...          .49             (1.15)        --            .44        (.07)        .49
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............          .79              (.55)       .61           1.08         .58        1.14
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.30)(e)          (.61)      (.62)          (.64)       (.65)       (.64)

 Net realized gains ...........................           --              (.01)      (.03)          (.04)       (.04)      --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................         (.30)             (.62)      (.65)          (.68)       (.69)       (.64)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................       $11.51            $11.02     $12.19         $12.23      $11.83      $11.94
                                                  ==================================================================================

Total return(b)................................         7.29%            (4.62)      5.12%          9.43%       5.06%      10.23%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $356,816          $346,649   $386,948       $308,045    $269,564    $247,522

Ratios to average net assets:
 Expenses .....................................          .69%(c)           .69%       .70%           .71%        .70%        .71%

 Net investment income ........................         5.34%(c)          5.16%      4.99%          5.32%       5.56%       5.58%

Portfolio turnover rate .......................        15.98%            18.43%     15.21%         14.30%      21.81%      18.27%


CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $11.06            $12.24     $12.27         $11.85      $11.97      $11.47
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................          .27               .53        .54            .58         .57         .48

 Net realized and unrealized gains (losses) ...          .49             (1.16)       .01            .45        (.07)        .50
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............          .76              (.63)       .55           1.03         .50         .98
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.27)(e)          (.54)      (.55)          (.57)       (.58)       (.48)

 Net realized gains ...........................           --              (.01)      (.03)          (.04)       (.04)         --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................         (.27)             (.55)      (.58)          (.61)       (.62)       (.48)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................       $11.55            $11.06     $12.24         $12.27      $11.85      $11.97
                                                  ==================================================================================

Total return(b)................................         6.97%            (5.21)      4.58%          8.96%       4.32%       8.66%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $25,128           $23,537    $20,396        $10,045      $4,295      $1,325

Ratios to average net assets:
 Expenses .....................................         1.24%(c)          1.24%      1.25%          1.27%       1.27%       1.27%(c)

Net investment income .........................         4.79%(c)          4.62%      4.44%          4.75%       4.92%       4.94%(c)

Portfolio turnover rate .......................        15.98%            18.43%     15.21%         14.30%      21.81%      18.27%





(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(e) Includes distributions in excess of net investment income in the amount of $.003.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                            PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding, AMBAC Insured, 7.35%,
  11/01/08 .............................................................................................   $   500,000   $   525,120
Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County Metrolink
Extension, Series A, MBIA Insured,
  5.00%, 7/01/28 .......................................................................................     6,500,000     5,969,990
Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%,
  5/15/28 ..............................................................................................     6,875,000     6,376,631
Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 .....................................     2,250,000     2,043,855
Guam Airport Authority Revenue,
  Series A, 6.50%, 10/01/23 ............................................................................     1,075,000     1,135,953
  Series B, 6.60%, 10/01/10 ............................................................................       500,000       532,400
  Series B, 6.70%, 10/01/23 ............................................................................     4,000,000     4,246,880
Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%, 9/20/26 .......     1,745,000     1,788,328
Hickory County School District R-1 Skyline GO, Direct Deposit Program, Refunding, 6.05%, 3/01/20 .......     1,100,000     1,155,022
Howard Bend Levee District Special Tax,
  5.65%, 3/01/13 .......................................................................................     1,000,000       993,800
  5.85%, 3/01/19 .......................................................................................     4,000,000     3,955,480
Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ....................     3,000,000     3,138,870
Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 ...........     1,025,000     1,072,499
Jefferson County GO, Reorganized School District No. R-3, AMBAC Insured, 7.00%, 3/01/09 ................       370,000       374,910
Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded, 6.875%,
  9/01/12 ..............................................................................................       605,000       663,352
Kansas City IDA, MFHR,
  Hilltop Village Apartments Project, Refunding, Series A, 5.80%, 10/01/27 .............................     1,555,000     1,560,287
  Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ......................................     3,345,000     3,460,570
Kansas City Land Clearance RDA Lease Revenue, Municipal Auditorium and Muehlebach Hotel, Series A,
  FSA Insured, 5.90%, 12/01/18 .........................................................................     5,000,000     5,183,150
Kansas City MAC Revenue,
  Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ................     7,790,000     8,197,651
  Leasehold Improvement, Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11 ................     1,665,000     1,713,951
  Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ..............................    17,635,000    16,624,515
Kansas City Tax Increment Financing Commission Tax Increment Revenue, Briarcliff West Project,
  Series B, 7.00%, 11/01/14 ............................................................................     3,525,000     3,630,644
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
  Pre-Refunded, 6.25%, 12/01/16 ........................................................................     2,000,000     2,215,160
  Pre-Refunded, 6.40%, 12/01/25 ........................................................................     7,000,000     7,789,250
  Refunding, 5.25%, 12/01/14 ...........................................................................     1,000,000       901,280
  Refunding, 5.25%, 12/01/26 ...........................................................................     1,000,000       847,920
Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 ...........     2,695,000     2,762,564
Lee's Summit IDAR, John Knox Village Project,
  6.55%, 8/15/10 .......................................................................................     1,000,000     1,026,810
  6.625%, 8/15/13 ......................................................................................     2,000,000     2,078,060
Missouri School Board Association COP, Pooled Finance Program,
  Series A-3, BIG Insured, 7.875%, 3/01/06 .............................................................         5,000         5,062
  Series A-5, BIG Insured, 7.375%, 3/01/06 .............................................................        30,000        30,446
Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding, FSA
  Insured, 6.00%, 3/01/16 ..............................................................................     2,220,000     2,305,958
(b)Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
   4/01/23 .............................................................................................     1,200,000     1,200,900
Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown Redevelopment
  Project, Series A, MBIA Insured,  5.75%, 4/01/22 .....................................................    10,000,000    10,206,000
Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis
  Project, Series A, 5.40%, 9/01/18 ....................................................................     7,420,000     7,253,050
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble Paper
  Products, 5.20%, 3/15/29 .............................................................................     3,000,000     2,758,770
Missouri State Environmental Improvement and Energy Resources Authority PCR,
  National Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ..............     2,100,000     2,195,004
  Thomas Hill Electric Cooperative, 5.50%, 12/01/11 ....................................................     2,000,000     2,049,020
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, Revolving Fund
  Program, Kansas City Project, Series A, 5.75%, 1/01/16 ...............................................     1,000,000     1,034,210
  Series A, 7.00%, 10/01/10 ............................................................................       940,000       960,483
  Series A, 6.55%, 7/01/14 .............................................................................     4,500,000     4,727,475
  Series A, FSA Insured, 6.05%, 7/01/16 ................................................................     1,000,000     1,040,600
  Series B, 7.125%, 12/01/10 ...........................................................................       430,000       441,378
  Series B, 5.80%, 1/01/15 .............................................................................     1,000,000     1,037,330
  Series B, 7.20%, 7/01/16 .............................................................................     2,000,000     2,204,780
Missouri State HDC,
  MFHR, FHA Insured, 8.50%, 12/01/29 ...................................................................        95,000        95,131
  Series B, GNMA Secured, 6.40%, 12/01/24 ..............................................................     2,045,000     2,085,655

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Missouri State HDC, (cont.)
  SFMR, Homeowner Loan, Series B-1, 5.65%, 3/01/30 ...................................................    $ 3,000,000    $ 2,949,240
  SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ......................................      1,470,000      1,491,344
  SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 .......................................................      1,550,000      1,606,963
  SFMR, Series B, GNMA Secured, 7.625%, 6/01/21 ......................................................        145,000        145,938
  SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 .......................................................      1,525,000      1,575,828
  SFMR, Series B-2, GNMA Secured, 5.50%, 3/01/25 .....................................................      1,890,000      1,833,130
  SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 .......................................................      1,005,000      1,039,401
  SFMR, Series D-2, GNMA Secured, 5.40%, 9/01/28 .....................................................      2,300,000      2,188,634
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
  Maryville University of St. Louis Project, 6.50%, 6/15/22 ..........................................      1,750,000      1,839,898
  Maryville University of St. Louis Project, 6.75%, 6/15/30 ..........................................      4,500,000      4,872,240
  Washington University, 5.00%, 11/15/37 .............................................................     11,150,000     10,012,031
  Washington University, Series B, 6.00%, 3/01/30 ....................................................     13,550,000     14,007,990
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
  Children's Mercy Hospital, 5.30%, 5/15/28 ..........................................................     12,420,000     11,455,835
  Freeman Health Systems Project, 5.25%, 2/15/28 .....................................................      2,750,000      2,169,283
  Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 .............................................      5,000,000      5,188,450
  Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 .............................................        700,000        739,984
  Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 .............................................      1,990,000      2,092,286
  Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 .............................................      1,100,000      1,126,543
  Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ....................................      2,745,000      2,852,851
  Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ........................................      4,000,000      4,029,360
  Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ........................................      3,250,000      3,263,390
  Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ................................................        410,000        406,577
  Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ..................................        840,000        919,993
  Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ..................................        670,000        743,506
  Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 .....................................        330,000        325,944
  Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ...............................................      2,600,000      2,444,416
  Lutheran Senior Services, Series A, 6.375%, 2/01/27 ................................................      4,000,000      4,000,840
  SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 .................................        795,000        826,657
Missouri State Western College Revenue, Student Housing, Pre-Refunded, 8.00%, 10/01/16 ...............      5,000,000      5,282,850
Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ....................................      1,920,000      1,981,018
Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
  AMBAC Insured, 5.80%, 6/01/15 ......................................................................      1,000,000      1,029,030
Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured, 6.00%,
  5/15/13 ............................................................................................      5,000,000      5,125,300
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 .......................................................................         40,000         46,404
Puerto Rico Commonwealth GO, FSA Insured, 5.00%, 7/01/27 .............................................      5,000,000      4,704,500
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
  Series A, MBIA Insured, 5.00%, 7/01/38 .............................................................      4,920,000      4,581,356
  Series Y, 5.50%, 7/01/36 ...........................................................................      5,250,000      5,282,708
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.90%, 7/01/07 .....................................................................................         50,000         50,189
  7.75%, 7/01/08 .....................................................................................        475,000        476,791
Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.375%, 7/01/30 ..........      6,000,000      5,898,840
Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................................        310,000        316,479
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ......................      1,265,000      1,305,556
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
  Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 .......................      2,500,000      2,343,250
Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 ..............      1,000,000        938,210
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%,
  6/01/26 ............................................................................................      2,500,000      2,537,950
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ................      1,865,000      1,718,019
Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .................      1,600,000      1,620,448
Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 ................................................      1,000,000      1,028,980
Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
  5.625%, 8/15/18 ....................................................................................      3,000,000      2,480,820
  5.70%, 8/15/28 .....................................................................................      5,250,000      4,160,940
Springfield Missouri School District No. R-12 GO, Direct Deposit Program, 5.85%, 3/01/20 .............      1,500,000      1,547,337


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B, AMBAC
Insured,
  6.125%, 6/01/21 ....................................................................................   $  3,230,000   $  3,358,070
  6.15%, 6/01/25 .....................................................................................      3,645,000      3,799,074
St. Charles County IDA, MFHR, Ashwood Apartments Project, Series A, FSA Insured, 5.60%, 4/01/30 ......      1,000,000        971,830
St. Charles County Public Water Supply District No. 2 COP,
  Refunding, Series A, MBIA Insured, 5.00%, 12/01/20 .................................................      3,240,000      3,054,737
  Series B, MBIA Insured, 5.10%, 12/01/25 ............................................................      3,800,000      3,583,704
St. Charles Public Facility Authority Leasehold Revenue, Refunding, AMBAC Insured, 5.80%, 2/01/10 ....      3,000,000      3,141,120
St. Louis Airport Revenue, Lambert-St. Louis International Airport,
  Refunding and Improvement, FGIC Insured, 6.125%, 7/01/15 ...........................................         75,000         77,421
  Series B, FGIC Insured, 5.25%, 7/01/27 .............................................................      2,555,000      2,397,740
St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
  6.55%, 3/01/14 .....................................................................................      1,000,000      1,031,330
  6.65%, 3/01/20 .....................................................................................      2,750,000      2,900,645
St. Louis County IDA,
  Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 .......................      1,000,000      1,049,030
  Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 .......................      1,000,000      1,039,090
  Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 ..................      3,000,000      2,507,340
  Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 ..................      3,250,000      2,587,975
  Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ..................      1,895,000      1,987,836
  MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.125%, 9/20/23 ...............      1,250,000      1,166,000
  MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.20%, 9/20/31 ................      2,095,000      1,929,034
  MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ...................      1,250,000      1,284,450
St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 .............................      1,500,000      1,237,575
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .....................................         20,000         20,111
St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and Sports
  Project, Refunding, Series B, 5.75%, 8/15/21 .......................................................      5,565,000      5,614,695
St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
  5.875%, 11/01/26 ...................................................................................      1,100,000      1,102,761
  5.75%, 12/01/27 ....................................................................................      1,700,000      1,681,368
St. Louis Land Clearance RDA, Kiel Site Lease, Refunding, Series A, MBIA Insured, 5.125%, 7/01/21 ....      1,625,000      1,546,009
St. Louis Municipal Finance Corp. Leasehold Revenue,
  City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 ...........................      5,370,000      5,591,781
  City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 .......................................      1,000,000      1,052,970
  Refunding, Series A, 6.00%, 7/15/13 ................................................................     10,000,000     10,412,800
St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 .................................        470,000        500,771
St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
  7.75%, 8/15/01 .....................................................................................        495,000        503,786
  7.90%, 8/15/21 .....................................................................................        555,000        581,346
Pre-Refunded, 7.90%, 8/15/21 .........................................................................      4,000,000      4,383,360
Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
  5.30%, 5/15/18 .....................................................................................      3,000,000      2,525,580
  5.40%, 5/15/28 .....................................................................................      1,500,000      1,198,740
University of Missouri Health Facilities Revenue, Series A, AMBAC Insured, 5.125%, 11/01/28 ..........      4,430,000      4,097,927
University of Missouri Revenues, System Facilities, 5.80%, 11/01/27 ..................................      7,750,000      7,839,590
University of Puerto Rico Revenues, Series O, MBIA Insured, 5.375%, 6/01/30 ..........................      3,410,000      3,362,362
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
  5.40%, 10/01/12 ....................................................................................      2,500,000      2,497,700
  5.50%, 10/01/22 ....................................................................................      2,500,000      2,339,375
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
  Refunding, 5.50%, 11/15/12 .........................................................................      1,000,000        839,770
  Refunding, 5.60%, 11/15/17 .........................................................................      1,700,000      1,366,783
  Refunding, 5.65%, 11/15/22 .........................................................................      1,500,000      1,172,490
  Series A, Pre-Refunded, 8.625%, 9/15/20 ............................................................      1,890,000      1,926,779
West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 ................................      1,250,000      1,265,100
                                                                                                                         -----------
TOTAL LONG TERM INVESTMENTS (COST $375,241,130) ......................................................                   376,729,636
                                                                                                                         ===========

  FRANKLIN TAX-FREE TRUST
  STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)




                                                                                                       PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 2.3%
Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured, Daily
  VRDN and Put, 4.35%, 4/15/15 ..................................................................    $     800,000    $     800,000
  10/15/15 ......................................................................................          900,000          900,000
Missouri State Development Finance Board Infrastructure Facilities Revenue, Sci City Union
Station, Series C, Daily VRDN and Put, 4.35%, 12/01/03 ..........................................        1,700,000        1,700,000

Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
  and Put, 3.75%, 12/01/15 ......................................................................        1,800,000        1,800,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
  Insured, Weekly VRDN and Put, 3.50%, 7/01/28 ..................................................        3,600,000        3,600,000
                                                                                                                      -------------
TOTAL SHORT TERM INVESTMENTS (COST $8,800,000) ..................................................                         8,800,000
                                                                                                                      -------------
TOTAL INVESTMENTS (COST $384,041,130) 100.9% ....................................................                       385,529,636
OTHER ASSETS, LESS LIABILITIES (.9)% ............................................................                        (3,585,486)
                                                                                                                      -------------
NET ASSETS 100.0% ...............................................................................                     $ 381,944,150
                                                                                                                      =============

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2000   ---------------------------------------------------------------
CLASS A                                             (UNAUDITED)          2000          1999         1998         1997       1996(d)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $   11.04       $   12.16     $   12.11    $   11.73    $   11.75    $   11.37
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a).......................          .30             .60           .60          .62          .64          .64
 Net realized and unrealized gains (losses) ....          .46           (1.12)          .06          .38         (.03)         .39
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          .76            (.52)          .66         1.00          .61         1.03
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (.30)           (.60)         (.61)        (.62)        (.63)     (.65)(e)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................    $   11.50       $   11.04     $   12.16    $   12.11    $   11.73    $   11.75
                                                  ---------------------------------------------------------------------------------

Total return(b) ................................        6.99%         (4.37)%         5.54%        8.78%        5.38%        9.28%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $ 328,227       $ 315,101     $ 349,419    $ 297,406    $ 260,979    $ 247,031

Ratios to average net assets:

 Expenses ......................................          70%(c)          68%           70%          70%          70%        71%

 Net investment income .........................        5.35%(c)        5.18%         4.95%        5.24%        5.47%      5.52%

Portfolio turnover rate ........................        6.58%          21.07%         5.44%        9.95%        9.98%     25.19%


CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $   11.12       $   12.24     $   12.18    $   11.79    $   11.80    $ 11.41
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................          .27             .54           .54          .56          .57        .49
 Net realized and unrealized gains (losses) ....          .46           (1.13)          .06          .39         (.02)       .38
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          .73            (.59)          .60          .95          .55        .87
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (.27)           (.53)         (.54)        (.56)        (.56)      (.48)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................    $   11.58       $   11.12     $   12.24    $   12.18    $   11.79    $ 11.80
                                                  ---------------------------------------------------------------------------------

Total return(b) ................................        6.64%         (4.88)%         5.02%        8.22%        4.83%      7.77%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $  40,606       $  38,577     $  38,171    $  20,043    $   9,607    $ 2,430
Ratios to average net assets:
 Expenses ......................................        1.25%(c)        1.23%         1.25%        1.26%        1.26%      1.28%(c)
 Net investment income .........................        4.80%(c)        4.63%         4.40%        4.69%        4.85%      4.90%(c)
Portfolio turnover rate ........................        6.58%          21.07%         5.44%        9.95%        9.98%     25.19%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period May 1, 1995 (effective date) to February 29,
    1996 for Class C.
(e) Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.                    85

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                  PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
Appalachian State University Revenue,
   Teachers College Utility System, MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ..............   $  1,075,000     $  1,155,260
   Teachers College Utility System, Refunding, MBIA Insured, 5.00%, 5/15/24 .................      3,000,000        2,794,950
   Utility Systems, Refunding, MBIA Insured, 5.00%, 5/15/18 .................................      1,000,000          958,000
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ................................      4,000,000        4,040,280
Buncombe County Metropolitan Sewage District System Revenue,
   FSA Insured, 5.00%, 7/01/29 ..............................................................      5,000,000        4,593,000
   Series B, Pre-Refunded, 6.75%, 7/01/16 ...................................................         10,000           10,598
Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 .........      5,115,000        4,937,407
Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
   7/01/24 ..................................................................................      4,000,000        4,131,440
   7/01/28 ..................................................................................      6,300,000        6,486,354
Charlotte COP, Convention Facility Project,
   5.625%, 12/01/25 .........................................................................      7,230,000        7,411,762
   AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 .............................................      2,250,000        2,366,258
Charlotte Water and Sewer GO, 5.00%, 2/01/21 ................................................      4,000,000        3,756,880
Charlotte Water and Sewer Systems Revenue, 5.25%, 6/01/24 ...................................      2,000,000        1,921,200
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
   5.90%, 1/15/16 ...........................................................................      3,465,000        3,530,870
   Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ...................................      8,000,000        7,324,640
   Refunding, Series 1992, 6.25%, 1/01/20 ...................................................      2,620,000        2,652,514
   Refunding, Series 1992, Pre-Refunded, 6.25%, 1/01/20 .....................................      1,000,000        1,042,800
Coastal Solid Waste Disposal System Authority Revenue, Regional
Solid Waste Management, Pre-Refunded, 6.50%, 6/01/08 ........................................      3,100,000        3,267,028
Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
International Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .......................      1,450,000        1,417,085
Concord COP, Series B, MBIA Insured,
   5.75%, 6/01/16 ...........................................................................      1,475,000        1,525,991
   6.125%, 6/01/21 ..........................................................................      2,180,000        2,277,250
Cumberland County COP, Civic Center Project,
   Refunding, AMBAC Insured, 5.00%, 12/01/18 ................................................      3,000,000        2,871,690
   Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ...................................      3,500,000        3,827,180
   Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ...................................      3,765,000        4,116,952
Cumberland County Finance Corp. Installment Payment Revenue, Detention Center
   and Mental Health,  FSA Insured, 5.625%, 6/01/24 .........................................      5,000,000        5,033,550
Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
   Refunding, 5.25%, 10/01/29 ...............................................................      5,250,000        4,518,990
Duplin County COP, Social Service Administrative Building, Solid Waste Project,
   FGIC Insured, 6.75%, 9/01/12 .............................................................      2,000,000        2,079,620
Durham COP, Series 1991, 6.875%, 4/01/09 ....................................................      1,650,000        1,705,127
Durham County COP, Jail Facilities and Computer Equipment Project, Pre-Refunded,
   6.625%, 5/01/14 ..........................................................................      3,000,000        3,103,140
Eastern Municipal Power Agency Power System Revenue, Refunding, Series D, 6.75%, 1/01/26 ....      5,000,000        5,149,100
Fayetteville Public Works Commission Revenue, Series A, FSA Insured, 6.00%, 3/01/16 .........      2,000,000        2,053,600
Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ..........................................      1,250,000        1,161,175
Gastonia Combined Utilities System Revenue, MBIA Insured, 5.625%, 5/01/19 ...................      1,000,000        1,018,780
Greensboro COP, Coliseum Arena Expansion Project, 6.75%, 12/01/09 ...........................      1,610,000        1,688,407
Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .........      1,320,000        1,361,857
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ......................      1,000,000        1,061,410
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
   5.45%, 11/01/33 ..........................................................................      4,000,000        3,492,480
   Refunding, 6.45%, 11/01/29 ...............................................................      3,900,000        3,933,501
Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
 International Corp. Project, 6.25%, 9/01/25 ................................................      2,000,000        1,980,020
Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management
Project, 7.15%, 7/01/01 .....................................................................        415,000          416,482
Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding,
   6.75%, 12/01/18 ..........................................................................      3,155,000        3,276,215
Martin County Industrial Facilities and PCFA Revenue,
   Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ..................      3,000,000        3,091,290
   Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ...................................      2,000,000        1,861,220
   Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ...................................      5,400,000        5,222,772
Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 .......................      1,000,000        1,045,650
New Hanover County Hospital Revenue, New Hanover Regional Medical Center
 Project, MBIA Insured, 5.00%, 10/01/28 .....................................................      2,000,000        1,801,960
New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ........      1,000,000        1,023,120

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
North Carolina Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series A, 6.50%, 1/01/17 ..............................................................   $ 9,000,000   $ 9,089,550
  Refunding, Series A, 6.50%, 1/01/18 ..............................................................     3,000,000     3,107,340
  Refunding, Series A, 5.75%, 1/01/26 ..............................................................    10,000,000     9,194,300
  Series B, MBIA Insured, 5.875%, 1/01/21 ..........................................................     5,000,000     5,103,300
North Carolina Educational Facilities Finance Agency Revenue, High Point College Project, 7.10%,
  12/01/07 .........................................................................................       190,000       193,982
  12/01/08 .........................................................................................       205,000       209,262
  12/01/09 .........................................................................................       220,000       224,547
North Carolina HFA,
  MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ................................     2,500,000     2,544,050
  MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ...........................................     2,780,000     2,829,623
  MF, Refunding, Series J, 5.45%, 7/01/17 ..........................................................     2,175,000     2,167,714
  MFR, Refunding, Series B, 6.90%, 7/01/24 .........................................................     2,925,000     3,063,265
  Refunding, Series F, 6.70%, 1/01/27 ..............................................................     4,855,000     5,111,053
  SF, Refunding, Series DD, 6.20%, 9/01/27 .........................................................     2,830,000     2,876,695
  SF, Series JJ, 6.45%, 9/01/27 ....................................................................     4,450,000     4,599,075
  SFMR, Series J, 7.40%, 3/01/22 ...................................................................       130,000       132,419
  SFR, Refunding, Series S, 6.95%, 3/01/17 .........................................................     2,210,000     2,296,522
  SFR, Series AA, 6.25%, 3/01/17 ...................................................................       885,000       919,329
  SFR, Series RR, 5.85%, 9/01/28 ...................................................................     3,500,000     3,485,615
  SFR, Series X, 6.65%, 9/01/19 ....................................................................     1,815,000     1,896,112
North Carolina Medical Care Commission Health Care Facilities Revenue,
  Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ........................     1,000,000       946,440
  Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ........................     5,500,000     5,052,850
  Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ............................       630,000       617,583
  Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ............................     1,220,000     1,170,468
North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project, Series
  C, AMBAC Insured, 5.00%,
  11/15/18 .........................................................................................     2,500,000     2,365,475
  11/15/28 .........................................................................................     4,600,000     4,174,408
North Carolina Medical Care Commission Hospital Revenue,
  Annie Penn Memorial Hospital Project, Pre-Refunded, 7.50%, 8/15/21 ...............................     4,700,000     4,988,815
  Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 ..................................     1,940,000     1,737,852
  Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 .................................     1,920,000     1,538,400
  Duke University Hospital Project, Series C, 5.25%, 6/01/26 .......................................     1,500,000     1,379,025
  Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 ..................................     3,500,000     3,718,365
  Halifax Regional Medical Center Project, 5.00%, 8/15/18 ..........................................     1,500,000     1,206,360
  Halifax Regional Medical Center Project, 5.00%, 8/15/24 ..........................................     2,800,000     2,149,672
  High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 ................................     5,000,000     4,525,250
  Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 .......................     5,000,000     4,632,450
  North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ....................     4,830,000     4,859,898
  Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ............................................     2,780,000     2,646,477
  Southeastern Regional Medical Center, 6.25%, 6/01/29 .............................................     4,000,000     4,002,600
  Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 .........................     1,090,000       923,404
  Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ..............................    12,775,000    12,331,833
  Wayne Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/21 ....................     1,000,000     1,037,510
  Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 .......................     2,205,000     2,026,395
  Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 .....................     5,000,000     5,053,800
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
  Refunding, 6.25%, 1/01/17 ........................................................................     6,820,000     6,860,170
  Series A, MBIA Insured, 5.00%, 1/01/20 ...........................................................     2,000,000     1,868,220
North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan, sub. lien,
  Series A, 6.05%, 7/01/10 .........................................................................     3,310,000     3,381,893
  Series A, 6.30%, 7/01/15 .........................................................................     1,500,000     1,538,205
  Series C, 6.35%, 7/01/16 .........................................................................     4,500,000     4,605,120
Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 .....................     2,000,000     2,090,380
Pender County COP, Pre-Refunded, 7.70%, 6/01/11 ....................................................     1,195,000     1,247,437
Person County COP, Law Enforcement Center Project, Series 1991, MBIA Insured, 7.125%, 6/01/11 ......     2,165,000     2,246,837

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured, 6.00%,
  7/01/24 ...........................................................................................   $  5,745,000   $  6,003,295
Pitt County COP,
  FGIC Insured, 6.00%, 4/01/12 ......................................................................        750,000        778,620
  MBIA Insured, 5.85%, 4/01/17 ......................................................................      5,055,000      5,258,413
  School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ..................................      1,670,000      1,629,419
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ...........................................      8,050,000      8,821,351
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, MBIA Insured,
  5.00%, 7/01/38 ....................................................................................      2,000,000      1,862,340
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.75%, 7/01/08 ....................................................................................        100,000        100,377
  7.50%, 7/01/09 ....................................................................................         25,000         25,094
Puerto Rico Electric Power Authority Revenue,
  (b) Series HH, FSA Insured, 5.375%, 7/01/30 .......................................................      4,000,000      3,932,560
  Series P, Pre-Refunded, 7.00%, 7/01/21 ............................................................      1,000,000      1,043,650
  Series T, Pre-Refunded, 6.375%, 7/01/24 ...........................................................      1,000,000      1,097,480
  Series X, Pre-Refunded, 6.125%, 7/01/21 ...........................................................      4,000,000      4,410,920
Puerto Rico HFC Revenue,
  MFMR, Portfolio A-I, 7.50%, 4/01/22 ...............................................................        350,000        357,315
  SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ....................................      2,205,000      2,275,692
Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded, 6.125%, 1/01/22 ....................      1,490,000      1,543,759
Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ..................      1,400,000      1,420,230
Randolph County COP, FSA Insured, 5.75%, 6/01/22 ....................................................      5,500,000      5,614,510
Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project, Refunding,
  6.40%, 12/01/06 ...................................................................................      1,750,000      1,895,285
Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ......................      1,850,000      1,923,723
Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 ...........................      1,000,000      1,029,370
Stokes County COP, MBIA Insured, 7.00%, 3/01/06 .....................................................      1,000,000      1,031,300
University of North Carolina at Greensboro Revenue, Housing and Dining System, Series G, MBIA
Insured, 6.00%, 4/01/26 .............................................................................      2,040,000      2,141,143
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
  5.50%, 10/01/18 ...................................................................................      2,000,000      1,903,200
  5.625%, 10/01/25 ..................................................................................      1,575,000      1,477,555
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co., 6.90%, 4/01/09 ....     10,000,000     10,198,200
(b) Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ...................      1,000,000        985,960
Winston-Salem SFMR, 8.00%, 9/01/07 ..................................................................        230,000        235,120
Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 ..............................      2,250,000      2,304,068
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $360,428,249) .....................................................                   362,764,149
                                                                                                                       ------------
(a) SHORT TERM INVESTMENTS 1.6%
  Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN and
  Put, 4.20%, 1/15/26 ...............................................................................        400,000        400,000
  North Carolina Medical Care Commission Hospital Revenue,
  Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 4.35%, 4/01/10 ................      4,900,000      4,900,000
  Pooled Financing Project, ACES, Series A, Daily VRDN and Put, 4.35%, 10/01/20 .....................         50,000         50,000
  Pooled Financing Project, Series A, Daily VRDN and Put, 4.35%, 10/01/16 ...........................        500,000        500,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
Put, 3.75%, 12/01/15 ................................................................................        200,000        200,000
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $6,050,000) ......................................................                     6,050,000
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $366,478,249) 100.0% ........................................................                   368,814,149
OTHER ASSETS, LESS LIABILITIES ......................................................................                        19,108
                                                                                                                       ------------
NET ASSETS 100.0% ...................................................................................                  $368,833,257
                                                                                                                       ============


          See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


88                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                 SIX MONTHS
                                                    ENDED                              YEAR ENDED FEBRUARY 28,
                                               AUGUST 31, 2000      -------------------------------------------------------------
CLASS A                                          (UNAUDITED)         2000          1999          1998           1997       1996(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........    $  10.22       $  11.42      $  11.68     $   11.37      $   11.58   $  11.25
                                                  -----------------------------------------------------------------------------
Income from investment operations:
Net investment income(a) .....................         .29            .58           .60           .62            .66        .67
Net realized and unrealized gains (losses) ...         .30          (1.16)         (.05)          .36             --        .34
                                                  -----------------------------------------------------------------------------
Total from investment operations .............         .59           (.58)          .55           .98            .66       1.01
                                                  -----------------------------------------------------------------------------
Less distributions from:
Net investment income ........................        (.29)          (.58)         (.60)         (.63)          (.67)      (.68)
In excess of net investment income ...........          --(e)          --(f)         --(g)       (.01)            --         --
Net realized gains ...........................          --           (.04)         (.21)         (.03)          (.20)        --
                                                  -----------------------------------------------------------------------------
Total distributions ..........................        (.29)          (.62)         (.81)         (.67)          (.87)      (.68)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $  10.52       $  10.22      $  11.42     $   11.68      $   11.37   $  11.58
                                                  =============================================================================

Total return(b) ..............................        5.86%         (5.21)%        4.86%         8.91%          5.91%      9.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............    $103,974       $104,433      $127,739     $ 130,578      $ 126,612   $ 29,702

Ratios to average net assets:
 Expenses ....................................         .80%c          .78%          .77%          .76%           .75%       .76%

Net investment income ........................        5.62%(c)       5.35%         5.17%         5.44%          5.70%      5.86%

Portfolio turnover rate ......................        9.81%         20.93%        25.26%        34.52%         35.57%     18.38%

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........    $  10.36       $  11.57      $  11.81     $   11.49      $   11.68   $  11.27
                                                  -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ....................         .26            .53           .53           .58            .60        .51
 Net realized and unrealized gains (losses) ..         .30          (1.18)         (.03)          .35            .02        .40
                                                  -----------------------------------------------------------------------------
Total from investment operations .............         .56           (.65)          .50           .93            .62        .91
                                                  -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................        (.26)(e)       (.52)(f)      (.53)(g)      (.58)(h)       (.61)      (.50)
 Net realized gains ..........................          --           (.04)         (.21)         (.03)          (.20)        --
                                                  -----------------------------------------------------------------------------
Total distributions ..........................        (.26)          (.56)         (.74)         (.61)          (.81)      (.50)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $  10.66       $  10.36      $  11.57     $   11.81      $   11.49   $  11.68
                                                  =============================================================================
Total return(b) ..............................        5.49%         (5.77)%        4.40%         8.31%          5.48%      8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............    $  4,382       $  4,650      $  5,229     $   2,076      $     740   $     79
Ratios to average net assets:
 Expenses ....................................        1.36%(c)       1.34%         1.33%         1.33%          1.32%      1.33%(c)
 Net investment income .......................        5.06%(c)       4.79%         4.61%         4.79%          5.03%      5.23%(c)
Portfolio turnover rate ......................        9.81%         20.93%        25.26%        34.52%         35.57%     18.38%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.
(e) Includes distributions in excess of net investment income in the amount of $.0004.
(f) Includes distributions in excess of net investment income in the amount of $.002.
(g) Includes distributions in excess of net investment income in the amount of $.0005 and $.0003 for Class A and Class C, respectively.
(h) Includes distributions in excess of net investment income in the amount of $.001.


                     See notes to financial statements.                     89

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                        PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.3%
Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.00%,
  12/01/11 ...........................................................................................  $2,250,000   $2,418,368
Austin Utility System Revenue, Series A,
  AMBAC Insured, 6.75%, 11/15/07 .....................................................................     800,000      836,624
  Pre-Refunded, 8.00%, 11/15/16 ......................................................................      50,000       51,236
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
Refunding, FSA Insured, ETM,
  6.00%, 11/15/15 ....................................................................................   3,000,000    3,227,160
  Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
  6.125%, 4/01/20 ....................................................................................   1,000,000    1,024,520
  6.20%, 4/01/30 .....................................................................................   2,845,000    2,903,721
Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ...............................................      85,000       87,721
Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured, 6.35%,
  5/01/25 ............................................................................................   1,890,000    1,976,184
Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2, 6.80%,
  12/01/04 ...........................................................................................     825,000      853,933
Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
  Refunding, Series C, 5.55%, 6/01/30 ................................................................   3,000,000    2,801,700
  Series A, 7.875%, 3/01/21 ..........................................................................     500,000      516,130
Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured, 7.85%,
  3/01/24 ............................................................................................      70,000       72,240
Castleberry ISD,
  Pre-Refunded, 6.00%, 8/15/25 .......................................................................   1,825,000    1,962,496
  Refunding, 6.00%, 8/15/25 ..........................................................................     175,000      179,377
Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital, Refunding, FHA
Insured, 7.375%, 1/15/21 .............................................................................   1,580,000    1,620,511
Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ..........................     580,000      606,454
Dallas Civic Center Convention Complex Revenue, senior lien, AMBAC Insured, Pre-Refunded, 7.00%,
  1/01/10 ............................................................................................   2,000,000    2,016,860
Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects, Refunding, 7.70%,
  8/01/05 ............................................................................................     500,000      511,785
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
  American Airlines Inc., 6.375%, 5/01/35 ............................................................   1,000,000      978,720
  American Airlines Inc., Pre-Refunding, 8.00%, 11/01/24 .............................................   1,000,000    1,024,870
  American Airlines Inc., Refunding, 6.00%, 11/01/14 .................................................   2,000,000    1,979,160
  Delta Airlines Inc., 7.625%, 11/01/21 ..............................................................   2,000,000    2,083,520
Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ................................   4,245,000    3,475,424
Denison Hospital Authority Revenue, Texoma Medical Center Inc. Project, 7.00%, 8/15/14 ...............   1,250,000    1,246,625
El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ..............................................     305,000      320,381
Fort Worth HFC,
  HMR, Refunding, Series A, 8.50%, 10/01/11 ..........................................................     515,000      537,356
  SFMR, GNMA Secured, 8.25%, 12/01/11 ................................................................      20,000       20,195
Gulf Coast Waste Disposal Authority Revenue,
  Champion International Corp., Series A, 6.875%, 12/01/28 ...........................................   1,000,000    1,010,550
  Valero Energy Corp. Project, 5.70%, 4/01/32 ........................................................   3,000,000    2,631,690
Harris County Health Facilities Development Corp. Revenue, Hermann Hospital Project, FSA Insured,
Pre-Refunded, 7.00%, 10/01/14 ........................................................................     750,000      785,490
Harrison County Health Facilities Development Corp. Hospital Revenue, Marshall Regional Medical ......   1,750,000    1,621,025
Center Project, 5.50%, 1/01/18
Laredo ISD, GO, 5.25%, 8/01/24 .......................................................................   4,000,000    3,811,480
Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ...........................   2,000,000    2,075,740
Little Cypress Mauriceville Consolidated ISD, Refunding, 5.90%, 8/01/29 ..............................   2,130,000    2,177,180
Lower Colorado River Authority Revenue,
  Refunding, Series B, AMBAC Insured, 7.00%, 1/01/11 .................................................      55,000       56,511
  Series B, AMBAC Insured, Pre-Refunded, 7.00%, 1/01/11 ..............................................     150,000      154,224
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
Series E, MBIA Insured, 6.10%, 7/01/28 ...............................................................   1,500,000    1,513,950
Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian Care Centers
  Inc., Refunding, Series A, 6.40%,
  2/15/16 ............................................................................................   1,000,000      960,230
  2/15/20 ............................................................................................   2,000,000    1,879,500
Montgomery County Texas GO, Library,
  FGIC Insured, Pre-Refunded, 6.75%, 9/01/10 .........................................................     280,000      292,597
  FGIC Insured, Pre-Refunded, 6.75%, 9/01/11 .........................................................     295,000      308,272
  Refunding, FGIC Insured, 6.75%, 9/01/10 ............................................................     495,000      514,023
  Refunding, FGIC Insured, 6.75%, 9/01/11 ............................................................     530,000      550,267
North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
  Refunding, 6.30%, 2/15/15 ..........................................................................   1,530,000    1,486,211
  Refunding, 6.375%, 2/15/20 .........................................................................   2,785,000    2,672,681
  Series A, 5.375%, 2/15/14 ..........................................................................     500,000      432,340
Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding, 5.60%,
  1/01/27 ............................................................................................   6,000,000    4,653,180

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 ......   $  2,000,000   $  1,780,320
Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma, Central
Power and Light Co., Refunding,
   MBIA Insured, 6.00%, 6/01/20 ...................................................................      7,000,000      7,230,790
Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ...............      2,500,000      2,545,450
Sabine River Authority PCR,
   Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .......................      5,000,000      5,211,750
   Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured, 6.55%, 10/01/22 .      1,200,000      1,251,720
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist Health,      4,000,000      4,248,040
FGIC Insured, ETM, 6.00%, 9/01/24
Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers, Series C,
   5.75%, 8/15/18 .................................................................................      1,570,000      1,317,638
   8/15/28 ........................................................................................      3,900,000      3,113,682
Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20 ..        500,000        602,045
Texas Housing Agency Residential Development Mortgage Revenue, Series A, 7.60%, 7/01/16 ...........      1,410,000      1,438,947
Texas State Department of Housing and Community Affairs HMR, Refunding, Series A, GNMA Secured,
   6.95%, 7/01/23 .................................................................................      1,420,000      1,471,986
Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ....................      1,000,000      1,023,300
Texas State Higher Education Coordinating Board College Student Loan Revenue, senior lien, 7.70%,
   10/01/25 .......................................................................................        660,000        679,919
Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 1/01/07 ................         20,000         20,222
Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 ....................................      2,000,000      1,725,580
University of Texas University Revenues, Financing System, Refunding,
   Series A, 7.00%, 8/15/07 .......................................................................        665,000        693,076
   Series A, 5.70%, 8/15/20 .......................................................................      1,000,000      1,017,470
   Series B, 6.75%, 8/15/13 .......................................................................      1,300,000      1,348,373
Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist Medical Center .......        500,000        516,095
Project, MBIA Insured, 7.125%, 9/01/14
West Side Calhoun County Navigation District Solid Waste Disposal Revenue, Union Carbide Chemical
   and Plastics Co. Project, 8.20%, 3/15/21 .......................................................      1,000,000      1,030,930
Wylie ISD, GO,
   Pre-Refunded, 7.00%, 8/15/24 ...................................................................        660,000        779,975
   Refunding, 7.00%, 8/15/24 ......................................................................        340,000        387,814
                                                                                                                     ------------
TOTAL LONG TERM INVESTMENTS (COST $105,501,103) ...................................................                   104,355,534
                                                                                                                     ------------
(a)SHORT TERM INVESTMENTS 2.3%
Guadalupe Blanco River Authority PCR, Central Power and Light Co. Project, Refunding, Daily VRDN
  and Put, 4.35%, 11/01/15 ........................................................................        900,000        900,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
  Weekly VRDN and Put, 3.50%, 7/01/28 .............................................................      1,600,000      1,600,000
                                                                                                                     ------------
TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ....................................................                     2,500,000
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $108,001,103) 98.6% .......................................................                   106,855,534
OTHER ASSETS, LESS LIABILITIES 1.4% ...............................................................                     1,500,144
                                                                                                                     ------------
NET ASSETS 100.0% .................................................................................                  $108,355,678
                                                                                                                     ============


See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                     See notes to financial statements.                     91

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                 SIX MONTHS
                                                    ENDED                              YEAR ENDED FEBRUARY 28,
                                               AUGUST 31, 2000    ---------------------------------------------------------------
CLASS A                                          (UNAUDITED)          2000          1999          1998        1997         1996(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $  10.79       $  11.88      $  11.88      $  11.65    $  11.72    $  11.33
                                                   ---------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                              .30            .59           .60           .62         .65         .66
  Net realized and unrealized gains (losses)            .47          (1.09)          .03           .35        (.07)        .38
                                                   ---------------------------------------------------------------------------
Total from investment operations                        .77           (.50)          .63           .97         .58        1.04
                                                   ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.30)          (.59)(e)      (.60)(f)      (.64)       (.64)       (.65)
  Net realized gains                                     --             --          (.03)         (.10)       (.01)         --
                                                   ---------------------------------------------------------------------------
Total distributions                                    (.30)          (.59)         (.63)         (.74)       (.65)       (.65)
                                                   ---------------------------------------------------------------------------
Net asset value, end of period                     $  11.26       $  10.79      $  11.88      $  11.88    $  11.65    $  11.72
                                                   ===========================================================================
Total return(b)                                        7.18%         (4.31)%        5.40%         8.53%       5.15%       9.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $340,082       $327,235      $379,670      $332,199    $287,172    $271,396
Ratios to average net assets:
  Expenses                                              .70%(c)        .68%          .68%          .69%        .69%        .69%
  Net investment income                                5.38%(c)       5.19%         4.98%         5.29%       5.56%       5.66%
Portfolio turnover rate                                3.15%         22.53%         8.90%        12.90%      19.25%      12.72%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $  10.86       $  11.95      $  11.95      $  11.71    $  11.77    $  11.35
                                                   ---------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                              .27            .53           .53           .57         .58         .49
  Net realized and unrealized gains (losses)            .48          (1.09)          .03           .34        (.05)        .41
                                                   ---------------------------------------------------------------------------
Total from investment operations                        .75           (.56)          .56           .91         .53         .90
                                                   ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.27)          (.53)(e)      (.53)(f)      (.57)       (.58)       (.48)
  Net realized gains                                     --             --          (.03)         (.10)       (.01)         --
                                                   ---------------------------------------------------------------------------
Total distributions                                    (.27)          (.53)         (.56)         (.67)       (.59)       (.48)
                                                   ---------------------------------------------------------------------------
Net asset value, end of period                     $  11.34       $  10.86      $  11.95      $  11.95    $  11.71    $  11.77
                                                   ===========================================================================
Total return(b)                                        6.94%         (4.82)%        4.78%         7.97%       4.61%       8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $ 22,890       $ 21,454      $ 22,796      $ 13,186    $  6,674    $  2,050
Ratios to average net assets:
  Expenses                                             1.24%(c)       1.23%         1.24%         1.25%       1.25%       1.26%(c)
  Net investment income                                4.84%(c)       4.64%         4.42%         4.72%       4.94%       5.06%(c)
Portfolio turnover rate                                3.15%         22.53%         8.90%        12.90%      19.25%      12.72%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.
(e) Includes distributions in excess of net investment income in the amount of $.0004 and $.0003 for Class A and Class C, respectively.
(f) Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and Class C, respectively.


92                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%

Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%, 7/01/28 ....  $ 5,000,000   $ 4,421,200
Albermarle County IDAR,
   Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ............................................    5,000,000     5,018,200
   University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 ..................    1,125,000     1,191,533
Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ...............    2,500,000     2,547,225
Arlington County IDA, Hospital Facilities Revenue, Arlington Hospital, Series A, Pre-Refunded,
   7.125%, 9/01/21 ...................................................................................    2,000,000     2,093,920
Augusta County IDAR, Augusta Hospital Corp. Project,
   AMBAC Insured, Pre-Refunded, 6.625%, 9/01/12 ......................................................    1,000,000     1,042,180
   Pre-Refunded, 7.00%, 9/01/21 ......................................................................    2,000,000     2,089,540
Augusta County Virginia Service Authority Water and Sewer Revenue, MBIA Insured, 5.00%, 11/01/24 .....    2,000,000     1,874,680
Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
   5.60%, 12/01/25 ...................................................................................   11,000,000     9,889,660
   6.30%, 12/01/25 ...................................................................................    2,000,000     1,989,740
   Series A, 6.55%, 12/01/25 .........................................................................    5,000,000     5,062,800
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%,
   6/01/12 ...........................................................................................    3,940,000     4,171,199
Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
   7/15/19 ...........................................................................................    2,000,000     1,913,660
   7/15/32 ...........................................................................................    8,000,000     7,478,800
Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ...............    5,000,000     5,191,850
Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13 .........................................    2,000,000     2,075,740
Danville GO, Series 1991, Pre-Refunded, 6.75%,
   2/01/10 ...........................................................................................      655,000       674,237
   2/01/11 ...........................................................................................      705,000       725,706
Danville IDA,
   Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ...    5,000,000     5,430,950
   Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .............................      500,000       508,970
Fairfax County EDA, Parking Revenue, Huntington Metrorail, Pre-Refunded, 7.00%, 9/01/10 ..............    1,000,000     1,020,000
Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ..............    8,000,000     7,878,640
Fairfax County IDAR, Health Care, Inova Health System Project,
   6.00%, 8/15/26 ....................................................................................    5,000,000     5,081,750
   Refunding, Series A, 5.00%, 8/15/25 ...............................................................    5,000,000     4,543,100
Fairfax County Redevelopment and Housing Authority MFHR,
   Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .............................................    4,700,000     4,897,165
   Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..............................    1,000,000     1,030,120
   Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .............................    1,000,000     1,022,000
Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ..........................................    5,000,000     5,124,350
Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA Insured, 6.50%,
   12/01/09 ..........................................................................................    2,040,000     2,210,503
Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation, Refunding,
   AMBAC Insured, 5.25%,
   6/15/16 ...........................................................................................    1,860,000     1,853,918
   6/15/23 ...........................................................................................   10,000,000     9,664,100
Front Royal and Warren County IDAR, Mortgage, Heritage Hall No. 13, Refunding, FHA Insured, 8.25%,
   7/15/05 ...........................................................................................       15,000        15,068
(b)Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ............    1,715,000     1,702,378
Goochland County IDA, IDR, Nekoosa Packaging Corp., Refunding, 5.65%, 12/01/25                            5,500,000     4,991,525
Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center Expansion
   Project,
   6.125%, 6/15/29 ...................................................................................    8,000,000     8,336,720
   6.25%, 6/15/32 ....................................................................................    8,175,000     8,586,121
Guam Airport Authority Revenue,
   Refunding, Series A, 6.375%, 10/01/10 .............................................................      830,000       878,522
   Series A, 6.50%, 10/01/23 .........................................................................    1,000,000     1,056,700
Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project, 6.50%,
   12/01/12...........................................................................................    3,000,000     3,117,420
Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding, Series
   A, GNMA Secured,
   6.00%, 1/20/26 ....................................................................................    1,060,000     1,082,981
Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16 .................    1,500,000     1,557,450
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%,
   7/01/28 ...........................................................................................   10,000,000     9,345,000
Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ..........................    4,175,000     4,066,241
Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ........................................................    1,000,000     1,019,280
Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc., Series A,
   5.875%, 3/01/17 ...................................................................................    1,000,000       875,920
Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry, Refunding, 6.00%,
   1/01/27 ...........................................................................................    1,250,000     1,253,925

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Isle Wight County IDA, Environmental Improvement Revenue, International Paper Company Project,
   Series A, 6.60%, 5/01/24 ......................................................................  $2,000,000   $2,050,460
Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ......................   3,750,000    3,595,275
Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 .......   3,000,000    3,039,690
Loudoun County Sanitation Authority Water and Sewer Revenue,
   Refunding, FGIC Insured, 5.125%, 1/01/26 ......................................................   3,795,000    3,606,426
   Refunding, FGIC Insured, 5.125%, 1/01/30 ......................................................   5,250,000    4,950,015
   Series 96, FGIC Insured, 5.25%, 1/01/26 .......................................................   6,500,000    6,330,805
   Series 96, FGIC Insured, 5.25%, 1/01/30 .......................................................   1,000,000      960,910
Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ...........   8,000,000    7,232,800
Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding, Series A, GNMA
   Secured, 6.20%, 7/20/27 .......................................................................   1,000,000    1,036,010
Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 5/01/08 ...............................   4,500,000    4,629,105
Metropolitan Washington D.C. Airports Authority General Airport Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ............................................   5,000,000    4,571,250
   Series A, 7.60%, 10/01/14 .....................................................................   1,000,000    1,021,890
   Series A, 5.375%, 10/01/23 ....................................................................   3,985,000    3,879,557
   Series B, 5.75%, 10/01/20 .....................................................................   6,000,000    6,067,320
Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
   5.875%, 8/01/21 ...............................................................................   1,420,000    1,467,854
   6.10%, 8/01/26 ................................................................................   1,725,000    1,829,259
Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured, 6.25%,
   8/01/36 .......................................................................................   2,965,000    3,092,139
Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA Secured,
   5.85%, 12/20/30 ...............................................................................   4,060,000    4,103,036
Norfolk IDAR,
   Children's Hospital of the Kings' Group Inc., AMBAC Insured, Pre-Refunded, 7.00%, 6/01/11 .....   3,000,000    3,117,750
   Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .......................   3,000,000    2,880,900
Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 .....................................   2,000,000    2,003,880
Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 .............................................   5,000,000    5,116,550
Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 7/15/11 ........................   1,000,000    1,041,470
Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project, Refunding,
   7.375%, 6/01/20 ...............................................................................   5,480,000    5,702,488
Peninsula Ports Authority Health System Revenue, Riverside Health System Project, Series A,
   Pre-Refunded, 6.625%, 7/01/18 .................................................................   6,000,000    6,345,720
Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
   Refunding, FHA Insured, 8.70%, 8/01/23.........................................................      50,000       60,493
Prince William County Service Authority Water and Sewer Systems Revenue, FGIC Insured, 5.50%,
   7/01/29 .......................................................................................   5,000,000    5,007,650
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
   5.50%, 7/01/36 ................................................................................   4,500,000    4,528,035
   Pre-Refunded, 6.00%, 7/01/22 ..................................................................   2,000,000    2,198,860
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
   7.90%, 7/01/07 ................................................................................     100,000      100,377
   7.75%, 7/01/08 ................................................................................     350,000      351,320
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series Z, 5.25%, 7/01/21 ...........................................................   1,500,000    1,451,925
   Series P, Pre-Refunded, 7.00%, 7/01/21 ........................................................   1,500,000    1,565,475
Puerto Rico HFC Revenue,
   MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ....................................................   2,005,000    2,046,905
   Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ........................      20,000       23,498
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ..................      30,000       30,623
Richmond GO, Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 ...................   2,000,000    1,901,900
Richmond Metropolitan Authority Expressway Revenue,
   Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 .............................................   5,000,000    5,177,500
   Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 .........................................   1,500,000    1,582,365
South Boston IDAR, Halifax Community Hospital Inc. Project, 7.375%, 9/01/11 ......................   4,250,000    4,455,488
Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
   5.25%, 6/01/22 ................................................................................   6,500,000    6,335,030
   5.40%, 6/01/27 ................................................................................   6,800,000    6,695,348
Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B, Pre-Refunded, 8.00%, 11/01/17 ..     820,000      848,807
University of Virginia Revenue, Refunding, Series A, 5.00%, 6/01/24 ..............................   3,000,000    2,798,490
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/15 ......................................................................................   1,500,000    1,459,530
   10/01/18 ......................................................................................   1,500,000    1,427,400
Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ...........................................   1,865,000    1,820,967

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Virginia College Building Authority Educational Facilities Revenue,
       Hampton University Project, 6.00%, 4/01/20 ...................................................... $  1,500,000   $  1,564,800
       Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 ......................................    1,750,000      1,860,600
       Washington and Lee University, 5.75%, 1/01/19 ...................................................       50,000         50,888
    Virginia State HDA,
       Commonwealth Mortgage, Series A, 7.10%, 1/01/17 .................................................    1,000,000      1,034,850
       Commonwealth Mortgage, Series A, 7.15%, 1/01/33 .................................................    4,440,000      4,593,491
       Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 .................................        5,000          5,012
       Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 ................................       45,000         45,540
       Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 .................................    2,000,000      2,057,560
       Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 .................................    2,185,000      2,275,437
       Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 .................................      155,000        155,473
       MFH, Series C, 5.30%, 11/01/16 ..................................................................    2,830,000      2,817,633
       MFH, Series F, 7.10%, 5/01/13 ...................................................................    9,000,000      9,271,530
       MFH, Series H, 5.55%, 5/01/15 ...................................................................    1,000,000      1,011,090
       Rental Housing, Series J, 5.80%, 2/01/19 ........................................................    2,000,000      2,022,980
       Rental Housing, Series L, 5.75%, 2/01/15 ........................................................    1,000,000      1,023,260
       SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 ...................................................    2,000,000      2,065,860
    Virginia State Resources Authority Water and Sewer System Revenue,
       Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 .............................................       45,000         45,208
       Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 .............................................       10,000         10,048
       Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ...........................................    1,610,000      1,606,217
    Virginia State Resources Authority Water System Revenue, Refunding, Series A, 6.125%, 4/01/19 ......    1,000,000      1,012,070
    Virginia State Transportation Board Transportation Contract Revenue, U.S. Route 28 Project,
       Refunding, 6.50%, 4/01/18 .......................................................................    9,000,000      9,343,980
    Washington County IDA,
       College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ....................    3,295,000      3,339,647
       Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital, Pre-Refunded, 7.00%,
       7/01/22 .........................................................................................    3,000,000      3,192,300
    West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding, Series B,
       6.25%, 3/01/19 ..................................................................................    5,450,000      5,242,301
    Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
       Asset Guaranteed,
       6.80%, 10/01/24 .................................................................................      185,000        199,857
       Pre-Refunded, 6.80%, 10/01/24 ...................................................................    1,000,000      1,105,640
    York County Sewer Revenue, 5.875%,
       6/01/24 .........................................................................................      500,000        515,410
       6/01/29 .........................................................................................    1,500,000      1,541,320
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $353,888,425) ....................................................                 358,153,234
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .5%
    Lynchburg IDA, Hospital Facility First Mortgage Revenue, VHA Mid-Atlantic/Capital, Series A, AMBAC
       Insured, Weekly VRDN and Put,
       4.25%, 12/01/25 .................................................................................      200,000        200,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
       Weekly VRDN and Put,
       3.50%, 7/01/28 ..................................................................................      800,000        800,000
    Roanoke IDA Hospital Revenue, Carilion Health System, Series B, Daily VRDN and Put, 4.35%, 7/01/27 .      795,000        795,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,795,000) .....................................................                   1,795,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $355,683,425) 99.2% ........................................................                 359,948,234
    OTHER ASSETS, LESS LIABILITIES .8% .................................................................                   3,023,279
                                                                                                                        ------------
    NET ASSETS 100.0% ..................................................................................                $362,971,513
                                                                                                                        ============


See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                     See notes to financial statements.                     95

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS

ACES      - Adjustable Convertible Exempt Securities
AMBAC     - American Municipal Bond Assurance Corp.
BIG       - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA       - Community Development Authority/Agency
CDAR      - Community Development Authority Revenue
CDD       - Community Development District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HDC       - Housing Development Corp.
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority Revenue
HFC       - Housing Finance Corp.
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDC       - Industrial Development Corp.
IDAR      - Industrial Development Authority/Agency Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDR       - Industrial Development Revenue
ISD       - Independent School District
LLC       - Limited Liability Corporation
LP        - Limited Partnership
MAC       - Municipal Assistance Corporation
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFH       - Multi-Family Housing
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
RDA       - Redevelopment Authority/Agency
RDAR      - Redevelopment Authority/Agency Revenue
SF        - Single Family
SFHR      - Single Family Housing Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
SFR       - Single Family Revenue
VHA       - Veterans Administration
VRDN      - Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2000 (UNAUDITED)

                                                    FRANKLIN           FRANKLIN            FRANKLIN             FRANKLIN
                                                 ALABAMA TAX-FREE  FLORIDA TAX-FREE    GEORGIA TAX-FREE    KENTUCKY TAX-FREE
                                                    INCOME FUND       INCOME FUND         INCOME FUND          INCOME FUND
                                                 ---------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost .....................................    $222,875,366      $1,543,436,598        $168,838,853           $69,149,821
                                                 ==========================================================================
   Value ....................................     219,208,046       1,579,867,117         171,121,210            68,941,616
 Cash .......................................          56,581           1,176,330              56,127               261,170
 Receivables:
   Capital shares sold ......................         354,322           1,926,543             465,816                17,247
   Interest .................................       3,525,912          27,425,341           2,326,734             1,005,290
                                                 --------------------------------------------------------------------------
      Total assets ..........................     223,144,861       1,610,395,331         173,969,887            70,225,323
                                                 --------------------------------------------------------------------------

Liabilities:
 Payables:
   Investment securities purchased ..........              --          29,044,092           5,000,000                    --
   Capital shares redeemed ..................         349,020           4,249,028             195,084                38,427
   Affiliates ...............................         134,099             815,723             105,968                22,877
   Shareholders .............................          93,604             780,629              73,278               157,204
 Distributions to shareholders ..............         414,479           2,839,955             309,912               126,012
 Other liabilities ..........................          28,377             129,629              25,526                 9,342
                                                 --------------------------------------------------------------------------
      Total liabilities .....................       1,019,579          37,859,056           5,709,768               353,862
                                                 --------------------------------------------------------------------------
        Net assets, at value ................    $222,125,282      $1,572,536,275        $168,260,119           $69,871,461
                                                 ==========================================================================
Net assets consist of:
 Accumulated distributions in excess
   of net investment income .................        (350,121)           (596,745)           (243,692)              (85,681)
 Net unrealized appreciation
   (depreciation) ...........................      (3,667,320)         36,430,519           2,282,357              (208,205)
 Accumulated net realized loss ..............      (2,093,082)        (13,806,179)         (2,355,814)           (1,154,741)
 Capital shares .............................     228,235,805       1,550,508,680         168,577,268            71,320,088
                                                 --------------------------------------------------------------------------
        Net assets, at value ................    $222,125,282      $1,572,536,275        $168,260,119           $69,871,461
                                                 ==========================================================================

CLASS A:
 Net assets, at value .......................    $207,795,050      $1,499,969,070        $153,556,572           $69,871,461
                                                 ==========================================================================
 Shares outstanding .........................      18,928,453         132,950,032          13,390,325             6,470,498
                                                 ==========================================================================
 Net asset value per share(a)................    $      10.98      $        11.28        $      11.47           $     10.80
                                                 ==========================================================================
 Maximum offering price per share
   (net asset value per share / 95.75%) .....    $      11.47      $        11.78        $      11.98           $     11.28
                                                 ==========================================================================
CLASS B:
 Net assets, at value .......................              --      $    2,708,210                  --                    --
                                                 ==========================================================================
 Shares outstanding .........................              --      $      239,439                  --                    --
                                                 ==========================================================================
 Net asset value and maximum offering
   price per share(a)........................              --      $        11.31                  --                    --
                                                 ==========================================================================

CLASS C:
 Net assets, at value .......................    $ 14,330,232      $   69,858,995        $ 14,703,547                    --
                                                 ==========================================================================
 Shares outstanding .........................       1,297,907           6,137,257           1,273,987                    --
                                                 ==========================================================================
 Net asset value per share(a)................    $      11.04      $        11.38        $      11.54                    --
                                                 ==========================================================================
 Maximum offering price per share
  (net asset value per share / 99%) .........    $      11.15      $        11.49        $      11.66                    --
                                                 ==========================================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     97

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2000 (UNAUDITED)

                                                                       FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN
                                                                       LOUISIANA        MARYLAND        MISSOURI     NORTH CAROLINA
                                                                        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                                                      INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                                                    ---------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................................   $ 162,919,067   $ 244,953,094   $ 384,041,130   $ 366,478,249
                                                                    =============================================================
  Value .........................................................     163,005,774     247,233,049     385,529,636     368,814,149
 Cash ...........................................................         277,088         646,623         653,755          86,162
 Receivables:
  Capital shares sold ...........................................         123,284         262,655         217,046         489,722
  Interest ......................................................       2,805,188       3,867,201       6,167,050       5,812,548
                                                                    -------------------------------------------------------------
      Total assets ..............................................     166,211,334     252,009,528     392,567,487     375,202,581
                                                                    -------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased ...............................              --              --       7,093,350       4,920,336
  Capital shares redeemed .......................................         514,979         332,746       2,346,950         401,484
  Affiliates ....................................................         101,899         152,803         222,780         222,555
  Shareholders ..................................................         157,707         173,071         255,654         138,493
 Distributions to shareholders ..................................         294,773         428,831         668,799         645,190
 Other liabilities ..............................................          20,846          27,754          35,804          41,266
                                                                    -------------------------------------------------------------
      Total liabilities .........................................       1,090,204       1,115,205      10,623,337       6,369,324
                                                                    -------------------------------------------------------------
       Net assets, at value .....................................   $ 165,121,130   $ 250,894,323   $ 381,944,150   $ 368,833,257
                                                                    =============================================================

Net assets consist of:
 Undistributed net investment income ............................   $          --   $       9,781   $          --   $      83,587
 Accumulated distributions in excess of net investment income ...        (231,099)             --         (91,954)             --
 Net unrealized appreciation ....................................          86,707       2,279,955       1,488,506       2,335,900
 Accumulated net realized loss ..................................      (1,730,511)     (1,849,503)     (3,630,267)     (4,409,174)
 Capital shares .................................................     166,996,033     250,454,090     384,177,865     370,822,944
                                                                    -------------------------------------------------------------
       Net assets, at value .....................................   $ 165,121,130   $ 250,894,323   $ 381,944,150   $ 368,833,257
                                                                    =============================================================

CLASS A:
 Net assets, at value ...........................................   $ 153,503,393   $ 232,860,519   $ 356,815,653   $ 328,226,867
                                                                    =============================================================
 Shares outstanding .............................................      14,014,530      21,003,835      31,010,882      28,530,436
                                                                    =============================================================
 Net asset value per share(a)....................................   $       10.95   $       11.09   $       11.51   $       11.50
                                                                    =============================================================
 Maximum offering price per share
  (net asset value per share / 95.75%) ..........................   $       11.44   $       11.58   $       12.02   $       12.01
                                                                    =============================================================
CLASS C:
 Net assets, at value ...........................................   $  11,617,737   $  18,033,804   $  25,128,497   $  40,606,390
                                                                    =============================================================
 Shares outstanding .............................................       1,053,483       1,612,667       2,174,781       3,505,099
                                                                    =============================================================
 Net asset value per share(a)....................................   $       11.03   $       11.18   $       11.55   $       11.58
                                                                    =============================================================
Maximum offering price per share
  (net asset value per share / 99%) .............................   $       11.14   $       11.29   $       11.67   $       11.70
                                                                    =============================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


98                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2000 (UNAUDITED)

                                                                               FRANKLIN           FRANKLIN
                                                                           TEXAS TAX-FREE    VIRGINIA TAX-FREE
                                                                             INCOME FUND         INCOME FUND
                                                                           -----------------------------------
Assets:
 Investments in securities:
  Cost ................................................................    $ 108,001,103       $ 355,683,425
                                                                           =================================
  Value ...............................................................      106,855,534         359,948,234
 Cash .................................................................           67,401              72,343
 Receivables:
  Capital shares sold .................................................          183,694             533,762
  Interest ............................................................        1,713,019           5,514,489
                                                                           ---------------------------------
      Total assets ....................................................      108,819,648         366,068,828
                                                                           ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................               --           1,700,845
  Capital shares redeemed .............................................           95,367             335,548
  Affiliates ..........................................................           69,299             209,599
  Shareholders ........................................................           78,579             175,158
 Distributions to shareholders ........................................          199,501             643,114
 Other liabilities ....................................................           21,224              33,051
                                                                           ---------------------------------
      Total liabilities ...............................................          463,970           3,097,315
                                                                           ---------------------------------
       Net assets, at value ...........................................    $ 108,355,678       $ 362,971,513
                                                                           =================================

Net assets consist of:
 Accumulated distributions in excess of net investment income .........         (163,342)             (5,703)
 Net unrealized appreciation (depreciation) ...........................       (1,145,569)          4,264,809
 Accumulated net realized loss ........................................       (1,446,317)         (3,748,133)
 Capital shares .......................................................      111,110,906         362,460,540
                                                                           ---------------------------------
       Net assets, at value ...........................................    $ 108,355,678       $ 362,971,513
                                                                           =================================

CLASS A:
 Net assets, at value .................................................    $ 103,973,551       $ 340,081,616
                                                                           =================================
 Shares outstanding ...................................................        9,885,772          30,196,376
                                                                           =================================
 Net asset value per share(a)..........................................    $       10.52       $       11.26
                                                                           =================================
 Maximum offering price per share (net asset value per share / 95.75%).    $       10.99       $       11.76
                                                                           =================================

CLASS C:
 Net assets, at value .................................................    $   4,382,127       $  22,889,897
                                                                           =================================
 Shares outstanding ...................................................          410,986           2,017,806
                                                                           =================================
 Net asset value per share(a)..........................................    $       10.66       $       11.34
                                                                           =================================
 Maximum offering price per share (net asset value per share / 99%) ...    $       10.77       $       11.45
                                                                           =================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                      See notes to financial statements.                     99

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

                                                            FRANKLIN           FRANKLIN           FRANKLIN            FRANKLIN
                                                        ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE    KENTUCKY TAX-FREE
                                                          INCOME FUND         INCOME FUND        INCOME FUND         INCOME FUND
                                                        ---------------------------------------------------------------------------
Investment income:
  Interest ..........................................     $6,706,428         $48,191,316         $4,978,619          $1,945,508
                                                         ----------------------------------------------------------------------
Expenses:
  Management fees (Note 3) ..........................        608,903           3,647,955            475,840             207,372
  Distribution fees (Note 3)
    Class A .........................................        102,812             743,371             75,817              33,553
    Class B .........................................             --               4,294                 --                  --
    Class C .........................................         44,531             231,457             46,771                  --
  Transfer agent fees (Note 3) ......................         45,579             288,041             44,080              15,229
  Custodian fees ....................................          1,001               8,113                815                 326
  Reports to shareholders ...........................         11,042              69,448              7,847               3,607
  Registration and filing fees ......................          6,146              16,487              5,282               1,373
  Professional fees (Note 3) ........................          3,981              18,177              5,022               3,402
  Trustees' fees and expenses .......................          1,185               8,856                903                 335
  Other .............................................          9,146              33,434              7,099               5,479
                                                         ----------------------------------------------------------------------
      Total expenses ................................        834,326           5,069,633            669,476             270,676
      Expenses waived/paid by affiliate (Note 3) ....             --                  --                 --            (120,510)
                                                         ----------------------------------------------------------------------
       Net expenses .................................        834,326           5,069,633            669,476             150,166
                                                         ----------------------------------------------------------------------
         Net investment income ......................      5,872,102          43,121,683          4,309,143           1,795,342
                                                         ----------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments .........       (151,336)          2,652,493           (216,981)            (28,146)
  Net unrealized appreciation on investments ........      7,619,063          53,303,222          6,783,886           2,430,998
                                                         ----------------------------------------------------------------------
Net realized and unrealized gain ....................      7,467,727          55,955,715          6,566,905           2,402,852
                                                         ----------------------------------------------------------------------
Net increase in net assets resulting from operations     $13,339,829         $99,077,398        $10,876,048          $4,198,194
                                                         ======================================================================


100                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

                                                                     FRANKLIN        FRANKLIN      FRANKLIN         FRANKLIN
                                                                     LOUISIANA        MARYLAND     MISSOURI      NORTH CAROLINA
                                                                      TAX-FREE        TAX-FREE     TAX-FREE         TAX-FREE
                                                                    INCOME FUND     INCOME FUND   INCOME FUND      INCOME FUND
                                                                    ----------------------------------------------------------
Investment income:
  Interest .....................................................   $ 4,942,581      $7,291,941   $11,287,641      $10,801,914
                                                                   ----------------------------------------------------------
Expenses:
  Management fees (Note 3) .....................................       465,661         669,201       969,136          931,549
  Distribution fees (Note 3)
    Class A ....................................................        72,956         112,307       174,526          162,072
    Class C ....................................................        36,409          56,909        78,688          128,742
  Transfer agent fees (Note 3) .................................        30,597          63,953        90,674           82,621
  Custodian fees ...............................................           790           1,158         1,899            1,802
  Reports to shareholders ......................................         6,205          10,759        16,071           15,471
  Registration and filing fees .................................         3,216           7,879         8,711           10,441
  Professional fees (Note 3) ...................................         3,866           4,750         6,439            5,779
  Trustees' fees and expenses ..................................           818           1,284         1,992            1,896
  Other ........................................................         7,368           8,751        12,995           10,457
                                                                   ----------------------------------------------------------
      Total expenses ...........................................       627,886         936,951     1,361,131        1,350,830
                                                                   ----------------------------------------------------------
       Net investment income ...................................     4,314,695       6,354,990     9,926,510        9,451,084
                                                                   ----------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ....................       (28,343)       (591,753)   (2,334,743)         635,006
  Net unrealized appreciation on investments ...................     6,195,959      10,775,479    18,744,147       14,146,387
                                                                   ----------------------------------------------------------
Net realized and unrealized gain ...............................     6,167,616      10,183,726    16,409,404       14,781,393
                                                                   ----------------------------------------------------------
Net increase in net assets resulting from operations ...........   $10,482,311     $16,538,716   $26,335,914      $24,232,477
                                                                   ==========================================================


                     See notes to financial statements.                     101

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

                                                                                              Franklin                  Franklin
                                                                                            Texas Tax-Free         Virginia Tax-Free
                                                                                              Income Fund              Income Fund
                                                                                            ----------------------------------------
Investment income:
 Interest .....................................................................               $ 3,464,264                $10,760,527
                                                                                            ----------------------------------------
Expenses:
 Management fees (Note 3) .....................................................                   332,291                    925,166
 Distribution fees (Note 3)
  Class A .....................................................................                    46,491                    170,558
  Class C .....................................................................                    14,472                     70,800
 Transfer agent fees (Note 3) .................................................                    26,787                     81,896
 Custodian fees ...............................................................                       512                      1,798
 Reports to shareholders ......................................................                     5,218                     12,680
 Registration and filing fees .................................................                     6,660                     10,091
 Professional fees (Note 3) ...................................................                     3,842                      6,124
 Trustees' fees and expenses ..................................................                       580                      1,769
 Other ........................................................................                     6,527                     10,634
                                                                                            ----------------------------------------
   Total expenses .............................................................                   443,380                  1,291,516
                                                                                            ----------------------------------------
    Net investment income .....................................................                 3,020,884                  9,469,011
                                                                                            ----------------------------------------
 Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...................................                  (323,421)                    28,585
  Net unrealized appreciation on investments ..................................                 3,457,231                 15,290,121
                                                                                            ----------------------------------------
 Net realized and unrealized gain .............................................                 3,133,810                 15,318,706
                                                                                            ----------------------------------------
 Net increase in net assets resulting from operations .........................               $ 6,154,694                $24,787,717
                                                                                            ========================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                               FRANKLIN ALABAMA                        FRANKLIN FLORIDA
                                                              TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                        ----------------------------------------------------------------------------
                                                         SIX MONTHS            YEAR              SIX MONTHS             YEAR
                                                            ENDED              ENDED               ENDED                ENDED
                                                        AUGUST 31, 2000   FEBRUARY 29, 2000    AUGUST 31, 2000     FEBRUARY 29, 2000
                                                        ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $   5,872,102      $  13,068,175      $    43,121,683      $    93,382,603
  Net realized gain (loss) from investments ........          (151,336)        (1,941,746)           2,652,493          (16,458,672)
  Net unrealized appreciation (depreciation)
   on investments ..................................         7,619,063        (21,033,255)          53,303,222         (142,566,112)
                                                        ----------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations .......................        13,339,829         (9,906,826)          99,077,398          (65,642,181)
Distributions to shareholders from:
 Net investment income:
  Class A ..........................................        (5,539,163)       (12,239,187)         (41,233,338)         (88,822,812)
  Class B ..........................................                --                 --              (31,312)                (671)
  Class C ..........................................          (332,939)          (756,383)          (1,742,219)          (3,823,746)
 In excess of net investment income:
  Class A ..........................................          (287,130)                --                   --                   --
  Class C ..........................................           (17,259)                --                   --                   --
 Net realized gains:
  Class A ..........................................                --           (148,882)                  --             (135,167)
  Class C ..........................................                --            (10,265)                  --               (6,472)
                                                        ----------------------------------------------------------------------------
Total distributions to shareholders ................        (6,176,491)       (13,154,717)         (43,006,869)         (92,788,868)
Capital share transactions: (Note 2)
  Class A ..........................................        (2,171,540)       (13,868,546)         (63,119,047)        (125,007,930)
  Class B ..........................................                --                 --            2,342,341              302,068
  Class C ..........................................          (179,019)           677,121           (4,820,802)          (3,115,486)
Total capital share transactions ...................        (2,350,559)       (13,191,425)         (65,597,508)        (127,821,348)
                                                        ----------------------------------------------------------------------------
    Net increase (decrease) in net assets ..........         4,812,779        (36,252,968)          (9,526,979)        (286,252,397)
Net assets:
 Beginning of period ...............................       217,312,503        253,565,471        1,582,063,254        1,868,315,651
                                                        ----------------------------------------------------------------------------
 End of period .....................................     $ 222,125,282      $ 217,312,503      $ 1,572,536,275      $ 1,582,063,254
                                                        ============================================================================
Accumulated distributions in excess of net
  investment income included in net assets:
 End of period .....................................     $    (350,121)     $     (45,732)     $      (596,745)     $      (711,559)
                                                        ============================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (cont.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (unaudited)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                    FRANKLIN GEORGIA                   FRANKLIN KENTUCKY
                                                                   TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                             -----------------------------------------------------------------------
                                                                 SIX MONTHS           YEAR         SIX MONTHS             YEAR
                                                                   ENDED              ENDED           ENDED               ENDED
                                                              AUGUST 31, 2000  FEBRUARY 29, 2000  AUGUST 31, 2000  FEBRUARY 29, 2000
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................   $   4,309,143      $   8,988,243      $  1,795,342      $  3,507,656
  Net realized loss from investments .....................        (216,981)        (2,138,833)          (28,146)         (284,008)
  Net unrealized appreciation (depreciation)
    on investments .......................................       6,783,886        (13,879,003)        2,430,998        (6,088,136)
                                                             -----------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
   from operations .......................................      10,876,048         (7,029,593)        4,198,194        (2,864,488)
Distributions to shareholders from:
 Net investment income:
  Class A ................................................      (3,969,891)        (8,186,323)       (1,795,342)       (3,507,656)
  Class C ................................................        (339,252)          (801,920)               --                --
 In excess of net investment income:
  Class A ................................................         (58,435)          (100,850)          (31,788)          (34,103)
  Class C ................................................          (4,994)            (9,879)               --                --
 Net realized gains:
  Class A ................................................              --            (23,508)               --                --
  Class C ................................................              --             (3,091)               --                --
                                                             -----------------------------------------------------------------------
Total distributions to shareholders ......................      (4,372,572)        (9,125,571)       (1,827,130)       (3,541,759)
Capital share transactions: (Note 2)
  Class A ................................................      (4,050,092)         1,509,896         3,536,051         5,854,989
  Class C ................................................        (673,956)          (820,507)               --                --
                                                             -----------------------------------------------------------------------
Total capital share transactions .........................      (4,724,048)           689,389         3,536,051         5,854,989
    Net increase (decrease) in net assets ................       1,779,428        (15,465,775)        5,907,115          (551,258)
Net assets:
 Beginning of period .....................................     166,480,691        181,946,466        63,964,346        64,515,604
                                                             -----------------------------------------------------------------------
 End of period ...........................................   $ 168,260,119      $ 166,480,691      $ 69,871,461      $ 63,964,346
                                                             =======================================================================
Accumulated distributions in excess of net
 investment income included in net assets:
    End of period .........................................   $    (243,692)     $    (180,263)     $    (85,681)     $    (53,893)
                                                             =======================================================================

                       See notes to financial statements

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (cont.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (unaudited)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                      FRANKLIN LOUISIANA                 FRANKLIN MARYLAND
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                             -----------------------------------------------------------------------
                                                                 SIX MONTHS           YEAR         SIX MONTHS             YEAR
                                                                   ENDED              ENDED           ENDED               ENDED
                                                              AUGUST 31, 2000  FEBRUARY 29, 2000  AUGUST 31, 2000  FEBRUARY 29, 2000
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................    $   4,314,695     $   8,654,539     $   6,354,990     $  13,205,525
   Net realized loss from investments ....................          (28,343)         (736,633)         (591,753)       (1,257,750)
   Net unrealized appreciation (depreciation) on
     investments .........................................       6,195,959       (14,692,161)       10,775,479       (22,644,506)
                                                             -----------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
      from operations ....................................       10,482,311        (6,774,255)       16,538,716       (10,696,731)
Distributions to shareholders from:
 Net investment income:
  Class A ................................................       (4,043,410)       (8,110,734)       (5,920,450)      (12,280,580)
  Class C ................................................         (271,285)         (543,805)         (405,473)         (811,996)
In excess of net investment income:
  Class A ................................................          (83,297)         (125,703)               --                --
  Class C ................................................           (5,589)           (8,428)               --                --
Net realized gains:
  Class A ................................................               --                --                --          (671,937)
  Class C ................................................               --                --                --           (49,584)
                                                             -----------------------------------------------------------------------
Total distributions to shareholders ......................       (4,403,581)       (8,788,670)       (6,325,923)      (13,814,097)
Capital share transactions: (Note 2)
  Class A ................................................        3,544,289           651,808         2,205,774        (9,036,275)
  Class C ................................................          468,630         1,859,055             1,811         2,181,571
                                                             -----------------------------------------------------------------------
Total capital share transactions .........................        4,012,919         2,510,863         2,207,585        (6,854,704)
   Net increase (decrease) in net assets .................       10,091,649       (13,052,062)       12,420,378       (31,365,532)
Net assets:
 Beginning of period .....................................      155,029,481       168,081,543       238,473,945       269,839,477
                                                             -----------------------------------------------------------------------
 End of period ...........................................    $ 165,121,130     $ 155,029,481     $ 250,894,323     $ 238,473,945
                                                             =======================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
 End of period ...........................................    $    (231,099)    $    (142,213)    $       9,781     $     (19,286)
                                                             =======================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (cont.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (unaudited)
AND THE YEAR ENDED FEBRUARY 29, 2000


                                                                      FRANKLIN MISSOURI                FRANKLIN NORTH CAROLINA
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                             -----------------------------------------------------------------------
                                                                 SIX MONTHS           YEAR         SIX MONTHS             YEAR
                                                                   ENDED              ENDED           ENDED               ENDED
                                                              AUGUST 31, 2000  FEBRUARY 29, 2000  AUGUST 31, 2000  FEBRUARY 29, 2000
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................     $   9,926,510      $  20,504,194      $   9,451,084      $  19,588,689
  Net realized gain (loss) from investments ............        (2,334,743)        (1,294,847)           635,006         (4,497,133)
  Net unrealized appreciation (depreciation) on
    investments ........................................        18,744,147        (38,852,616)        14,146,387        (32,761,195)
                                                             -----------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations ...................................        26,335,914        (19,643,269)        24,232,477        (17,669,639)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................        (9,366,437)       (19,673,225)        (8,517,100)       (17,719,073)
   Class C .............................................          (575,593)        (1,107,347)          (939,089)        (1,865,114)
  In excess of net investment income:
   Class A .............................................           (86,630)                --                 --                 --
   Class C .............................................            (5,324)                --                 --                 --
 Net realized gains:
   Class A .............................................                --           (440,938)                --                 --
   Class C .............................................                --            (27,138)                --                 --
                                                             -----------------------------------------------------------------------
 Total distributions to shareholders ...................       (10,033,984)       (21,248,648)        (9,456,189)       (19,584,187)
  Capital share transactions: (Note 2)
   Class A .............................................        (5,087,644)        (1,853,841)           (31,646)        (1,025,431)
   Class C .............................................           544,151          5,587,652            411,251          4,366,780
                                                             -----------------------------------------------------------------------
 Total capital share transactions ......................        (4,543,493)         3,733,811            379,605          3,341,349
    Net increase (decrease) in net assets ..............        11,758,437        (37,158,106)        15,155,893        (33,912,477)
 Net assets:
  Beginning of period ..................................       370,185,713        407,343,819        353,677,364        387,589,841
                                                             -----------------------------------------------------------------------
  End of period ........................................     $ 381,944,150      $ 370,185,713      $ 368,833,257      $ 353,677,364
                                                             =======================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
  included in net assets:
    End of period ......................................     $     (91,954)     $      15,520      $      83,587      $      88,692
                                                             =======================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (cont.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (unaudited)
AND THE YEAR ENDED FEBRUARY 29, 2000



                                                                        FRANKLIN TEXAS                   FRANKLIN VIRGINIA
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                             -----------------------------------------------------------------------
                                                                 SIX MONTHS           YEAR         SIX MONTHS             YEAR
                                                                   ENDED              ENDED           ENDED               ENDED
                                                              AUGUST 31, 2000  FEBRUARY 29, 2000  AUGUST 31, 2000  FEBRUARY 29, 2000
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................    $   3,020,884     $   6,530,342     $   9,469,011     $  19,808,581
  Net realized gain (loss) from investments ................         (323,421)       (1,122,896)           28,585        (3,765,083)
  Net unrealized appreciation (depreciation) on investments         3,457,231       (12,032,853)       15,290,121       (33,598,028)
                                                             -----------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from operations ........................................        6,154,694        (6,625,407)       24,787,717       (17,554,530)
 Distributions to shareholders from:
 Net investment income:
  Class A ..................................................       (2,909,609)       (6,300,306)       (8,919,024)      (18,739,563)
  Class C ..................................................         (111,275)         (230,036)         (522,916)       (1,069,018)
 In excess of net investment income:
  Class A ..................................................           (4,117)          (28,407)               --           (13,986)
  Class C ..................................................             (158)           (1,037)               --              (798)
 Net realized gains:
  Class A ..................................................               --          (440,542)               --                --
  Class C ..................................................               --           (17,396)               --                --
                                                             -----------------------------------------------------------------------
 Total distributions to shareholders .......................       (3,025,159)       (7,017,724)       (9,441,940)      (19,823,365)
 Capital share transactions: (Note 2)
  Class A ..................................................       (3,460,644)      (10,195,252)       (1,549,581)      (17,320,792)
  Class C ..................................................         (395,500)          (47,324)          486,219           922,447
                                                             -----------------------------------------------------------------------
  Total capital share transactions .........................       (3,856,144)      (10,242,576)       (1,063,362)      (16,398,345)
    Net increase (decrease) in net assets ..................         (726,609)      (23,885,707)       14,282,415       (53,776,240)
 Net assets:
  Beginning of period ......................................      109,082,287       132,967,994       348,689,098       402,465,338
                                                             -----------------------------------------------------------------------
  End of period ............................................    $ 108,355,678     $ 109,082,287     $ 362,971,513     $ 348,689,098
                                                             =======================================================================
  Accumulated distributions in excess of net investment
  income included in net assets:
    End of period ..........................................    $    (163,342)    $    (159,067)    $      (5,703)    $     (32,774)
                                                             =======================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                           CLASS A & CLASS C                                CLASS A, CLASS B, & CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund      Franklin Alabama Tax-Free Income Fund             Franklin Florida Tax-Free Income Fund
                                            Franklin Georgia Tax-Free Income Fund
                                            Franklin Louisiana Tax-Free Income Fund
                                            Franklin Maryland Tax-Free Income Fund
                                            Franklin Missouri Tax-Free Income Fund
                                            Franklin North Carolina Tax-Free Income Fund
                                            Franklin Texas Tax-Free Income Fund
                                            Franklin Virginia Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)(continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At August 31, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                            FRANKLIN ALABAMA                FRANKLIN FLORIDA
                                                                           TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                                         -----------------------------------------------------------
CLASS A SHARES:                                                           SHARES          AMOUNT         SHARES            AMOUNT
                                                                         -----------------------------------------------------------
Six months ended August 31, 2000
 Shares sold .........................................................     791,372     $  8,538,099     4,294,795     $  47,450,702
 Shares issued in reinvestment of distributions ......................     227,865        2,456,466     1,087,518        12,017,299
 Shares redeemed .....................................................  (1,224,095)     (13,166,105)  (11,120,206)     (122,587,048)
                                                                         -----------------------------------------------------------
 Net decrease ........................................................    (204,858)    $ (2,171,540)   (5,737,893)    $ (63,119,047)
                                                                         ===========================================================
Year ended February 29, 2000
 Shares sold .........................................................   2,399,225     $ 26,789,775    21,137,612     $ 239,501,543
 Shares issued in reinvestment of distributions ......................     482,356        5,367,050     2,375,589        26,959,339
 Shares redeemed .....................................................  (4,177,102)     (46,025,371)  (34,783,132)     (391,468,812)
                                                                         -----------------------------------------------------------
 Net decrease ........................................................  (1,295,521)    $(13,868,546)  (11,269,931)    $(125,007,930)
                                                                         ===========================================================
CLASS B SHARES:
Six months ended August 31, 2000
 Shares sold .........................................................                                    209,653     $   2,320,761
 Shares issued in reinvestment of distributions ......................                                      1,940            21,580
                                                                                                      ------------------------------
 Net increase ........................................................                                    211,593     $   2,342,341
                                                                                                      ==============================
Year ended February 29, 2000(a)
 Shares sold .........................................................                                     27,828     $     301,871
 Shares issued in reinvestment of distributions ......................                                         18               197
                                                                                                      ------------------------------
 Net increase ........................................................                                     27,846     $     302,068
                                                                                                      ==============================
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold .........................................................     108,097     $  1,180,699       220,745     $   2,457,681
 Shares issued in reinvestment of distributions ......................      16,995          184,239        69,977           779,941
 Shares redeemed .....................................................    (142,990)      (1,543,957)     (722,805)       (8,058,424)
                                                                         -----------------------------------------------------------
 Net decrease ........................................................     (17,898)    $   (179,019)     (432,083)    $  (4,820,802)
                                                                         ===========================================================
Year ended February 29, 2000
 Shares sold .........................................................     390,702     $  4,467,749     2,081,506     $  23,947,774
 Shares issued in reinvestment of distributions ......................      35,295          394,071       163,436         1,870,794
 Shares redeemed .....................................................    (378,434)      (4,184,699)   (2,555,186)      (28,934,054)
                                                                         -----------------------------------------------------------
 Net increase (decrease) .............................................      47,563     $    677,121      (310,244)    $  (3,115,486)
                                                                         ===========================================================

(a)For the period February 1, 2000 (effective date) to February 29, 2000

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (cont.)



                                                                     FRANKLIN GEORGIA                     FRANKLIN KENTUCKY
                                                                    TAX-FREE INCOME FUND                 TAX-FREE INCOME  FUND
                                                                --------------------------------------------------------------------
CLASS A SHARES:                                                   SHARES           AMOUNT               SHARES           AMOUNT
                                                                --------------------------------------------------------------------
Six months ended August 31, 2000
 Shares sold ...........................................          622,246        $  6,993,411           733,048        $  7,746,631
 Shares issued in reinvestment of distributions ........          170,758           1,914,049            79,476             838,184
 Shares redeemed .......................................       (1,158,862)        (12,957,552)         (478,753)         (5,048,764)
                                                                --------------------------------------------------------------------
 Net increase (decrease) ...............................         (365,858)       $ (4,050,092)          333,771        $  3,536,051
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................        2,497,114        $ 28,656,069         1,478,222        $ 16,168,821
 Shares issued in reinvestment of distributions ........          353,690           4,061,709           142,345           1,546,010
 Shares redeemed .......................................       (2,735,508)        (31,207,882)       (1,106,522)        (11,859,842)
                                                                --------------------------------------------------------------------
 Net increase ..........................................          115,296        $  1,509,896           514,045        $  5,854,989
                                                                ====================================================================
CLASS C SHARES:
 Six months ended August 31, 2000
 Shares sold ...........................................          101,243        $  1,149,513
 Shares issued in reinvestment of distributions ........           17,432             196,662
 Shares redeemed .......................................         (179,403)         (2,020,131)
                                                                --------------------------------
 Net decrease ..........................................          (60,728)       $   (673,956)
                                                                ================================
Year ended February 29, 2000
 Shares sold ...........................................          448,683        $  5,275,014
 Shares issued in reinvestment of distributions ........           43,533             503,598
 Shares redeemed .......................................         (580,095)         (6,599,119)
                                                                --------------------------------
 Net decrease ..........................................          (87,879)       $   (820,507)
                                                                ================================



                                                                    FRANKLIN LOUISIANA                    FRANKLIN MARYLAND
                                                                    TAX-FREE INCOME FUND                 TAX-FREE INCOME  FUND
                                                                --------------------------------------------------------------------
CLASS A SHARES:                                                   SHARES           AMOUNT               SHARES           AMOUNT
                                                                --------------------------------------------------------------------
Six months ended August 31, 2000
 Shares sold ...........................................        1,378,826        $ 14,692,605         1,347,678        $ 14,635,716
 Shares issued in reinvestment of distributions ........          163,931           1,756,040           292,388           3,161,834
 Shares redeemed .......................................       (1,204,214)        (12,904,356)       (1,443,155)        (15,591,776)
                                                                --------------------------------------------------------------------
 Net increase ..........................................          338,543        $  3,544,289           196,911        $  2,205,774
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................        2,685,181        $ 29,641,117         3,302,280        $ 37,011,337
 Shares issued in reinvestment of distributions ........          319,374           3,517,152           636,056           7,056,396
 Shares redeemed .......................................       (2,974,900)        (32,506,461)       (4,838,887)        (53,104,008)
                                                                --------------------------------------------------------------------
 Net increase (decrease) ...............................           29,655        $    651,808          (900,551)       $ (9,036,275)
                                                                ====================================================================
Class C Shares:
 Six months ended August 31, 2000
 Shares sold ...........................................          116,285        $  1,256,746           182,820        $  2,000,041
 Shares issued in reinvestment of distributions ........           13,847             149,343            27,218             296,888
 Shares redeemed .......................................          (86,920)           (937,459)         (210,914)         (2,295,118)
                                                                --------------------------------------------------------------------
 Net increase (decrease) ...............................           43,212        $    468,630              (876)       $      1,811
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................          381,722        $  4,325,045           681,928        $  7,738,010
 Shares issued in reinvestment of distributions ........           26,588             293,431            56,260             627,649
 Shares redeemed .......................................         (254,457)         (2,759,421)         (556,842)         (6,184,088)
                                                                --------------------------------------------------------------------
 Net increase ..........................................          153,853        $  1,859,055           181,346        $  2,181,571
                                                                ====================================================================

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)(continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                   FRANKLIN MISSOURI                     FRANKLIN NORTH CAROLINA
                                                                  TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                                --------------------------------------------------------------------
CLASS A SHARES:                                                  SHARES             AMOUNT             SHARES             AMOUNT
                                                                --------------------------------------------------------------------
Six months ended August 31, 2000
 Shares sold ...........................................        2,111,172        $ 23,727,615         1,674,660        $ 18,771,659
 Shares issued in reinvestment of distributions ........          385,852           4,328,088           377,965           4,246,380
 Shares redeemed .......................................       (2,950,828)        (33,143,347)       (2,053,959)        (23,049,685)
                                                                --------------------------------------------------------------------
 Net decrease ..........................................         (453,804)       $ (5,087,644)           (1,334)       $    (31,646)
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................        6,494,303        $ 76,370,895         4,382,152        $ 51,337,018
 Shares issued in reinvestment of distributions ........          818,171           9,445,218           786,567           9,069,123
 Shares redeemed .......................................       (7,591,973)        (87,669,954)       (5,373,727)        (61,431,572)
                                                                --------------------------------------------------------------------
 Net decrease ..........................................         (279,499)       $ (1,853,841)         (205,008)       $  1,025,431)
                                                                ====================================================================
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold ...........................................          215,446        $  2,433,870           248,462        $  2,819,974
 Shares issued in reinvestment of distributions ........           35,729             402,523            53,356             603,543
 Shares redeemed .......................................         (204,135)         (2,292,242)         (266,138)         (3,012,266)
                                                                --------------------------------------------------------------------
 Net increase ..........................................           47,040        $    544,151            35,680        $    411,251
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................          810,961        $  9,566,419         1,032,335        $ 12,186,205
 Shares issued in reinvestment of distributions ........           70,575             815,455           104,510           1,211,441
 Shares redeemed .......................................         (420,708)         (4,794,222)         (787,124)         (9,030,866)
                                                                --------------------------------------------------------------------
 Net increase ..........................................          460,828        $  5,587,652           349,721        $  4,366,780
                                                                ====================================================================


                                                                     FRANKLIN TEXAS                       FRANKLIN VIRGINIA
                                                                   TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                                --------------------------------------------------------------------
CLASS A SHARES:                                                   SHARES            AMOUNT              SHARES             AMOUNT
                                                                --------------------------------------------------------------------
Six months ended August 31, 2000
 Shares sold ...........................................          209,847        $  2,163,269         1,465,013        $ 16,129,578
 Shares issued in reinvestment of distributions ........          114,244           1,179,761           399,031           4,391,495
 Shares redeemed .......................................         (658,829)         (6,803,674)       (2,007,489)        (22,070,654)
                                                                --------------------------------------------------------------------
 Net decrease ..........................................         (334,738)       $ (3,460,644)         (143,445)       $ (1,549,581)
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................          973,334        $ 10,465,451         4,367,019        $ 49,467,973
 Shares issued in reinvestment of distributions ........          272,275           2,952,986           823,029           9,274,451
 Shares redeemed .......................................       (2,208,408)        (23,613,689)       (6,821,066)        (76,063,216)
                                                                --------------------------------------------------------------------
 Net decrease ..........................................         (962,799)       $(10,195,252)       (1,631,018)       $(17,320,792)
                                                                ====================================================================
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold ...........................................           21,621        $    228,756           280,083        $  3,108,048
 Shares issued in reinvestment of distributions ........            6,919              72,427            28,543             316,392
 Shares redeemed .......................................          (66,548)           (696,683)         (265,825)         (2,938,221)
                                                                --------------------------------------------------------------------
 Net increase (decrease) ...............................          (38,008)       $   (395,500)           42,801        $    486,219
                                                                ====================================================================
Year ended February 29, 2000
 Shares sold ...........................................           95,114        $  1,047,635           551,909        $  6,345,196
Shares issued in reinvestment of distributions .........           14,473             158,665            58,280             660,565
Shares redeemed ........................................         (112,691)         (1,253,624)         (542,036)         (6,083,314)
                                                                --------------------------------------------------------------------
Net increase (decrease) ................................           (3,104)       $    (47,324)           68,153        $    922,447
                                                                ====================================================================

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

ANNUALIZED
FEE RATE                     MONTH-END NET ASSETS
--------------------------------------------------------------------------------
 .625%                        First $100 million
 .500%                        Over $100 million, up to and including $250 million
 .450%                        In excess of $250 million


Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                           FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                                           ALABAMA          FLORIDA         GEORGIA         KENTUCKY      LOUISIANA
                                                           TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE      TAX-FREE
                                                         INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND   INCOME FUND
                                                         ---------------------------------------------------------------------------
Net commissions paid ...............................       $10,999         $87,987         $15,436         $11,458         $74,083
Contingent deferred sales charges ..................       $ 3,821         $29,635         $ 3,700             $--         $10,819



                                                           FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                                           MARYLAND        MISSOURI      NORTH CAROLINA      TEXAS         VIRGINIA
                                                           TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE      TAX-FREE
                                                         INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND   INCOME FUND
                                                         ---------------------------------------------------------------------------
Net commissions paid ................................         $20,268         $13,529         $35,693         $1,438         $ 6,990
Contingent deferred sales charges ...................         $ 7,725         $ 6,209         $ 7,053         $1,192         $11,732

The Funds paid transfer agent fees of $769,457, of which $632,629 was paid to Investor Services.

Included in professional fees are legal fees of $11,339 that were paid to a law firm in which a partner of that firm was an officer of the Funds.

4. INCOME TAXES

At February 29, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                        FRANKLIN           FRANKLIN              FRANKLIN            FRANKLIN             FRANKLIN
                                         ALABAMA           FLORIDA               GEORGIA             KENTUCKY             LOUISIANA
                                        TAX-FREE           TAX-FREE              TAX-FREE            TAX-FREE             TAX-FREE
                                       INCOME FUND        INCOME FUND           INCOME FUND         INCOME FUND          INCOME FUND
                                      ----------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 .....................           $       --           $       --           $       --           $  450,595           $  965,535
 2004 .....................                   --                   --                   --               65,389                   --
 2005 .....................                   --                   --                   --              294,278                   --
 2008 .....................            1,941,746            5,064,848            1,554,485              305,529              545,898
                                      ----------------------------------------------------------------------------------------------
                                      $1,941,746           $5,064,848           $1,554,485           $1,115,791           $1,511,433
                                      ==============================================================================================


FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (cont.)

                                       FRANKLIN              FRANKLIN           FRANKLIN             FRANKLIN             FRANKLIN
                                       MARYLAND              MISSOURI         NORTH CAROLINA           TEXAS              VIRGINIA
                                       TAX-FREE              TAX-FREE            TAX-FREE             TAX-FREE            TAX-FREE
                                      INCOME FUND          INCOME FUND         INCOME FUND           INCOME FUND         INCOME FUND
                                      ----------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ......................            $     --            $     --            $357,415              $     --            $       --
 2005 ......................                  --                  --             187,812                    --                    --
 2008 ......................             558,734             642,873             405,350               839,227             2,299,181
                                      ----------------------------------------------------------------------------------------------
                                        $558,734            $642,873            $950,577              $839,227            $2,299,181
                                      ==============================================================================================


At February 29, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending February 28, 2001.


 FRANKLIN        FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN        FRANKLIN        FRANKLIN
 FLORIDA          GEORGIA      KENTUCKY       LOUISIANA     MARYLAND        MISSOURI    NORTH CAROLINA     TEXAS          VIRGINIA
 TAX-FREE        TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE        TAX-FREE        TAX-FREE
INCOME FUND     INCOME FUND   INCOME FUND    INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND     INCOME FUND     INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
$11,393,824     $584,348      $10,804        $190,735      $699,016        $652,651      $4,093,603      $283,669        $1,477,537

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

At August 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                  FRANKLIN            FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                   ALABAMA             FLORIDA         GEORGIA          KENTUCKY        LOUISIANA
                                                  TAX-FREE            TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                INCOME FUND         INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND
                                               -------------------------------------------------------------------------------------
Investments at cost .......................    $ 222,875,366     $ 1,543,436,598    $ 168,838,853     $ 69,149,821    $ 162,919,067
                                               =====================================================================================
Unrealized appreciation ...................        4,956,596          59,636,717        5,205,653        1,840,208        4,332,068
Unrealized depreciation ...................       (8,623,916)        (23,206,198)      (2,923,296)      (2,048,413)      (4,245,361)
                                               -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $  (3,667,320)    $    36,430,519    $   2,282,357     $   (208,205)   $      86,707
                                               =====================================================================================


                                                  FRANKLIN          FRANKLIN         FRANKLIN         FRANKLIN            FRANKLIN
                                                  MARYLAND          MISSOURI      NORTH CAROLINA        TEXAS             VIRGINIA
                                                  TAX-FREE          TAX-FREE         TAX-FREE          TAX-FREE           TAX-FREE
                                                INCOME FUND        INCOME FUND     INCOME FUND        INCOME FUND       INCOME FUND
                                               -------------------------------------------------------------------------------------
Investments at cost .......................    $ 244,953,094     $ 384,041,130     $ 366,478,249     $ 108,001,103     $355,683,425
                                               =====================================================================================
Unrealized appreciation ...................        6,500,656        10,960,272         9,787,769         3,024,462        9,647,304
Unrealized depreciation ...................       (4,220,701)       (9,471,766)       (7,451,869)       (4,170,031)      (5,382,495)
                                               -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $   2,279,955     $   1,488,506     $   2,335,900     $  (1,145,569)    $  4,264,809
                                               =====================================================================================

FRANKLIN TAX-FREE TRUST

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2000 were as follows:

                                      FRANKLIN            FRANKLIN              FRANKLIN            FRANKLIN              FRANKLIN
                                      ALABAMA             FLORIDA                GEORGIA             KENTUCKY             LOUISIANA
                                      TAX-FREE            TAX-FREE               TAX-FREE            TAX-FREE              TAX-FREE
                                     INCOME FUND         INCOME FUND           INCOME FUND          INCOME FUND          INCOME FUND
                                     -----------------------------------------------------------------------------------------------
Purchases ..................          $15,997,775          $103,925,521          $20,577,590          $5,918,145          $8,011,165
Sales ......................          $19,222,577          $163,602,797          $24,154,748          $3,002,805          $4,600,934

                                      FRANKLIN            FRANKLIN              FRANKLIN            FRANKLIN               FRANKLIN
                                      MARYLAND            MISSOURI            NORTH CAROLINA         TEXAS                 VIRGINIA
                                      TAX-FREE            TAX-FREE               TAX-FREE            TAX-FREE              TAX-FREE
                                     INCOME FUND         INCOME FUND           INCOME FUND          INCOME FUND          INCOME FUND
                                     -----------------------------------------------------------------------------------------------
Purchases .................          $27,640,525          $58,893,078          $23,363,451          $10,398,590          $10,967,076
Sales .....................          $27,828,050          $73,725,401          $23,143,343          $16,529,794          $14,072,425

6. DEFAULTED SECURITIES

At August 31, 2000, the Franklin Alabama Tax-Free Income Fund, the Franklin Florida Tax-Free Income Fund, and the Franklin Kentucky Tax-Free Income Fund held defaulted securities with a value aggregating $3,520,000, $9,180,000 and $175,000, representing 1.58%, .58%, and .25%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

                      This page intentionally left blank.

                      This page intentionally left blank.







SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the six months ended August 31, 2000.

The U.S. economy continued its trend of strong growth during the six-month review period, as second quarter annualized gross domestic product increased 5.6% on the heels of a 4.8% rise in the first quarter. Concerned that this growth, combined with a historically low unemployment rate, would lead to inflationary pressures, the Federal Open Market Committee (FOMC) raised the federal funds target rate twice during the reporting period, with the last increase occurring in May when they brought the rate to 6.5%. The Federal Reserve Board's (the Fed's) decision to hold short-term rates steady at the June and August FOMC meetings, together with a moderate 0.1% increase in August's Consumer Price Index, suggested that the economy could be feeling the impact of the recent rate increases and might be slowing to a more sustainable pace.

The municipal bond market performed well over the reporting period following a difficult year in 1999 and a slow start in the first quarter of 2000, in which strong economic numbers and the federal funds target rate increases hampered bond prices. The belief that these rate increases were beginning to achieve their desired effect of slowing the economy and that, for the time being, the Fed would hold off on further tightening led to a general decline in long-term interest rates. The yield on the 30-year Treasury bond fell from 6.14% at the beginning of the period, to 5.67% on August 31, 2000, and the 10-year Treasury note declined from 6.41% to 5.73%. Furthermore, the municipal bond market generally trended with the 30-year Treasury bond and

CONTENTS


Shareholder Letter ...............     1

Fund Reports

  Franklin Arizona
  Tax-Free Income Fund ...........     4

  Franklin Colorado
  Tax-Free Income Fund ...........    10

  Franklin Connecticut
  Tax-Free Income Fund ...........    14

  Franklin Federal
  Intermediate-Term
  Tax-Free Income Fund ...........    19

  Franklin High Yield
  Tax-Free Income Fund ...........    22

  Franklin New Jersey
  Tax-Free Income Fund ...........    28

  Franklin Oregon
  Tax-Free Income Fund ...........    34

  Franklin Pennsylvania
  Tax-Free Income Fund ...........    39

  Franklin Puerto Rico
  Tax-Free Income Fund ...........    46

Municipal Bond Ratings ...........    50

Financial Highlights &
Statements of Investments ........    52

Financial Statements .............   116

Notes to Financial Statements ....   127


  FUND CATEGORY

[PYRAMID GRAPHIC]

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


saw yields decrease. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, decreased from a yield of 6.17% to 5.72% for the same period.(1) Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise.

In addition to the respite from interest-rate tightening, lower supply favorably impacted municipal bond prices. The booming economy, which increased revenues for most municipalities, reduced the need for borrowing to finance capital projects. From January through August 31, 2000, national municipal bond issuance was down 20.3%, compared to the same period in 1999.(2) Lower supply and continued high demand for municipal bonds among insurance and mutual fund companies, as well as retail investors, contributed to their price increase. The government announced a buyback of 30-year Treasury bonds, which increased their price and decreased their yield. This meant that, on a relative basis, long-term municipal bond yields have been attractive. During the six months under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 104% of a comparable Treasury bond's yield.(1) Historically this ratio is about 90%. Since municipal bonds are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we anticipate that the Fed will continue to monitor inflationary tendencies closely. If the economy slows toward the end of 2000, the bond markets could continue their positive trend. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance.

1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

2. Source: The Bond Buyer, 9/1/2000.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ C. B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

[PIE CHART]

AAA - 44.8%
AA - 15.5%
A - 20.9%
BBB - 14.1%
Below Investment Grade - 4.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[ARIZONA STATE GRAPHIC] Arizona's economy retained its positive growth trend and continues to be one of the nation's fastest-growing states. Job growth in the first three months of the year reached 4.8%, stronger than the 4.1% pace recorded in first quarter 1999.(2) Recent gains in light manufacturing, telecommunications-based services, and software and computer services drove strong employment growth. Despite the state's rapid population growth rate, four times the national rate and the second-highest in the nation after Nevada, Arizona's unemployment in July 2000 was only 3.6%, the lowest since 1969 and lower than the national average of 4.0%.(3,4)

Arizona's population and personal income increases bolstered the banking, real estate and retail trade sectors as consumers maintained their buying spree in early 2000. Personal income in 1999 was up 7.0% versus 1998, placing Arizona seventh nationally in rate of growth.(2) Retail sales increased nearly 12% and per-capita retail sales were on par with national averages.(3) In contrast to national readings, which declined in recent months, consumer confidence among Arizonans remained at record highs.(5)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: The Business Journal of Phoenix, Arizona Economy Going Strong,
6/27/00.

3. Source: Standard & Poor's(R), Ratings Direct, 6/7/00.

4. Source: Bureau of Labor Statistics, 8/23/00.

5. Source: The University of Arizona at Tucson, Arizona's Economy, 7/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 54.

Strength in the California and national economies, plus the likelihood of a worldwide economic rebound, bode well for Arizona. Economic growth in California, the state's leading domestic trading partner, outpaced that of the nation in the second quarter of 2000. Mexico, Arizona's leading international trading partner, is expected to grow by 4.0% in 2000.(6) Arizona is well-positioned for continued growth.

The state maintained a healthy financial outlook during the reporting period. Rising employment and vibrant economic activity resulted in revenue growth, which outpaced increased spending and more than offset recent income tax cuts. In addition, fiscal year 1999 revenues exceeded the budgeted forecast by $99.4 million, and fiscal year 2000-2001 revenues are expected to outpace the biennial budget estimates by $303 million.(7) With personal income, employment and population projected to grow faster than the national average, we anticipate a bright future for Arizona bonds.

PORTFOLIO NOTES

We attempted to take advantage of higher interest rates offered during the first half of the six-month reporting period to restructure the Fund's portfolio, seeking to improve the Fund's income-producing potential and call protection. We sold lower yielding bonds at a loss and reinvested the proceeds at higher yields. These losses can be used to offset any current or future capital gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions. In addition, we sold bonds with shorter call protection and bought similar coupon bonds with longer calls. Some of the bonds we sold were Salt River Project; Navajo, AZ, Arizona Public Service and Phoenix Civic Improvement Corp. Excise Tax.

The decline in interest rates during the latter part of the period resulted in generally increasing bond prices. Accordingly, Franklin Arizona Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.31 per share on February 29, 2000, to $10.71 on August 31, 2000.


6. Source: Arizona Office of the Governor, The Executive Mid-Biennium Update Fiscal Years 2000 and 2001, 1/00.

7. Source: Joint Legislative Budget Committee Fiscal Policy Analysis for the Arizona Legislature, 1/00.


PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
8/31/00


                                                                   % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Utilities*                                                           26.8%

Hospital & Health Care                                               19.6%

Prerefunded                                                          11.0%

General Obligation                                                    8.3%

Transportation                                                        7.8%

Tax-Supported                                                         6.2%

Housing                                                               5.2%

Corporate-Backed                                                      5.1%

Subject to Government
Appropriation                                                         3.8%

Higher Education                                                      3.1%

Other Revenue                                                         3.1%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/00 - 8/31/00


                                           DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                          CLASS A          CLASS B             CLASS C
--------------------------------------------------------------------------------
March                        4.77 cents        4.29 cents          4.30 cents
April                        4.77 cents        4.29 cents          4.30 cents
May                          4.77 cents        4.29 cents          4.30 cents
June                         4.77 cents        4.24 cents          4.29 cents
July                         4.77 cents        4.24 cents          4.29 cents
August                       4.77 cents        4.24 cents          4.29 cents
--------------------------------------------------------------------------------
TOTAL                       28.62 CENTS       25.59 CENTS         25.77 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


The majority of our purchases were higher-rated or insured securities, which improved the Fund's overall credit profile. AAA-rated securities represented 44.8% of the Fund's total long-term investments at period's end. Purchases during the period included Tucson, Arizona, Water Revenue; Arizona Health Facilities Authority Catholic Healthcare West Revenue; and Arizona Capital Facilities Finance Corp. Student Housing Revenue.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 8 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.12%, based on an annualization of the current 4.77 cent ($0.0477) per share dividend and the maximum offering price of $11.19 on August 31, 2000. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.64% would need to earn 8.93% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.

Arizona's new bond issuance from January through August 2000 was $1.974 billion, down 15.0% from the same period in 1999.(8) Going forward, reduced new-issue supply combined with strong retail demand for Arizona municipal bonds should continue to keep prices firm for investors seeking tax-free income. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

8. Source: The Bond Buyer, 9/1/00.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.78%
Net Asset Value (NAV)                $10.71 (8/31/00)           $10.31 (2/29/00)
Change in NAV                        +$0.40
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2862

CLASS B
Six-Month Total Return               +6.65%
Net Asset Value (NAV)                $10.74 (8/31/00)           $10.32 (2/29/00)
Change in NAV                        +$0.42
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2559

CLASS C
Six-Month Total Return               +6.44%
Net Asset Value (NAV)                $10.78 (8/31/00)           $10.38 (2/29/00)
Change in NAV                        +$0.40
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2577


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00


                                                                      INCEPTION
CLASS A                            1-YEAR     5-YEAR      10-YEAR     (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +4.40%     +26.53%     +90.87%     +137.67%
Average Annual Total Return(2)     -0.07%      +3.92%      +6.22%       +6.49%

                                                                      INCEPTION
CLASS B                                                               (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +7.34%
Aggregate Total Return(2)                                              +3.34%

                                                                      INCEPTION
CLASS C                                     1-YEAR       5-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +3.90%       +23.19%      +28.32%
Average Annual Total Return(2)              +1.87%        +4.06%       +4.52%

AS OF 8/31/00

SHARE CLASS                                    A            B            C
--------------------------------------------------------------------------------
Distribution Rate(3)                         5.12%        4.79%        4.72%
Taxable Equivalent Distribution Rate(4)      8.93%        8.35%        8.23%
30-Day Standardized Yield(5)                 4.76%        4.43%        4.38%
Taxable Equivalent Yield(4)                  8.30%        7.72%        7.64%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Arizona state personal income tax bracket of 42.64%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN COLORADO TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

[PIE CHART]
AAA - 65.9%
AA - 8.7%
A - 12.7%
BBB - 12.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[COLORADO GRAPHIC] Colorado's economy, which grew during the nation's 1991-1992 recession, continued its impressive, above-average expansion. Revised employment data shows 3.8% growth in 1999, outpacing national trends.(2) Employment now mirrors the nation's and has become more diversified among services, trade, government and manufacturing. The construction and high technology sectors led recent growth, particularly the software and communications fields.

The state's 2.7% unemployment rate as of July 2000 is much lower than the country's 4.0% rate, despite a high 11% population growth rate over the past five years.(3) Although large previous net in-migration, particularly from California, has been diminishing, Colorado attracted $1.3 billion of venture capital in 1999. At 30.4% versus 23.6% nationwide, the state boasts a greater-than-average share of college graduates in its workforce, which continues to attract high technology firms. Colorado's 1999 personal income growth rate of 7.9% remained strong.(2)

With unabated economic growth and prudent fiscal management practices under the taxpayer bill of rights (TABOR) voter initiative, Colorado has maintained a strong financial position. Debt ratios remained very low with overall tax-supported net debt of 0.06% of personal income or just $18 per capita, compared with the $540 national median. Additionally, revenues exceeded budget projections despite a state income tax rate cut. Fiscal Year 1999 ended with a general fund balance of $345.7 million, which is a solid 5.2% of expenditures.(2)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard and Poor's, Ratings Direct, 8/16/00.

3. Source: Bureau of Labor Statistics, 8/23/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 60.

Colorado's outlook is stable, reflecting the expectation that the state will maintain its strong economic performance and favorable fiscal position. Standard & Poor's, an independent credit rating agency, projects that Colorado's growth rate will remain one of the nation's highest.

PORTFOLIO NOTES

We attempted to take advantage of higher interest rates offered during the first half of the six-month reporting period to restructure the Fund's portfolio, seeking to improve the Fund's income-producing potential and call protection. We sold lower yielding bonds at a loss and reinvested the proceeds at higher yields. Such losses can be used to offset any current or future capital gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions. In addition, we sold bonds with shorter call protection and bought similar coupon bonds with longer calls. Some of the bonds we sold were Colorado Springs Utilities Revenue, Colorado Springs Hospital Revenue and Colorado Health Facilities Authority Revenue Children's Hospital.

The decline in interest rates during the latter part of the period resulted in generally increasing bond prices. Accordingly, Franklin Colorado Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.90 per share on February 29, 2000, to $11.35 on August 31, 2000.

The majority of our purchases were higher-rated or insured securities, which improved the Fund's overall credit profile. AAA-rated securities represented 65.9% of the Fund's total long-term investments at period's end. Purchases during the period included Colorado Springs Hospital Revenue, Denver City and County COP, Colorado Housing Finance Authority Multi-Family Housing Revenue, and Broomfield Water Activity Enterprise Water Revenue.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 13 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.01%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and


PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
8/31/00

                                                                   % OF TOTAL
                                                                   LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                24.6%

Transportation                                                        14.2%

Subject to Government
Appropriation                                                         13.2%

Utilities                                                             11.3%

Prerefunded                                                           10.7%

Housing                                                                9.2%

Tax-Supported                                                          5.4%

General Obligation                                                     3.6%

Corporate-Backed                                                       3.1%

Higher Education                                                       2.8%

Other Revenue                                                          1.9%

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/00 - 8/31/00

                                                         DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                               CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                               4.95 cents      4.47 cents
April                                               4.95 cents      4.47 cents
May                                                 4.95 cents      4.47 cents
June                                                4.95 cents      4.44 cents
July                                                4.95 cents      4.44 cents
August                                              4.95 cents      4.44 cents
TOTAL                                              29.70 CENTS     26.73 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


the maximum offering price of $11.85 on August 31, 2000. An investor in the maximum combined federal and Colorado state personal income tax bracket of 42.47% would need to earn 8.71% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Colorado's new bond issuance from January through August 2000 was $3.3 billion, up 23.3% from the same period in 1999, giving us ample opportunities for selective purchasing.(4) Going forward, municipal bond supply for the remainder of 2000 is expected to remain stable. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


4. Source: The Bond Buyer, 9/1/00.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.97%
Net Asset Value (NAV)                $11.35 (8/31/00)           $10.90 (2/29/00)
Change in NAV                        +$0.45
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2970

CLASS C
Six-Month Total Return               +6.64%
Net Asset Value (NAV)                $11.41 (8/31/00)           $10.96 (2/29/00)
Change in NAV                        +$0.45
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2673


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                              1-YEAR    5-YEAR     10-YEAR     (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +4.46%    +27.53%    +94.19%     +144.38%
Average Annual Total Return(2)       +0.04%     +4.07%     +6.40%       +6.71%

                                                                      INCEPTION
CLASS C                                        1-YEAR     5-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +3.97%     +24.31%     +29.77%
Average Annual Total Return(2)                 +1.99%      +4.24%      +4.72%


AS OF 8/31/00

SHARE CLASS                                                  A              C
--------------------------------------------------------------------------------
Distribution Rate(3)                                       5.01%          4.61%
Taxable Equivalent Distribution Rate(4)                    8.71%          8.01%
30-Day Standardized Yield(5)                               4.69%          4.30%
Taxable Equivalent Yield(4)                                8.15%          7.47%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Colorado state personal income tax bracket of 42.47%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/00
[PIE CHART]
AAA - 38.6%
AA - 23.8%
A - 7.6%
BBB - 30.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE
[GRAPHIC] Connecticut is basking in the warmth of the nation's red-hot economy. Partly due to Wall Street's recent success, the state has now recouped all of the jobs lost during the early 1990s' recession, with non-farm job growth of 2% in 1998 and 1.5% in 1999. While job growth has trailed the national average, the state's unemployment rate was better than the nation's, falling to a record low of 2.2% in January 2000. Connecticut has produced a budget surplus annually since 1992 and expects to end fiscal year 2000 with a surplus of more than $400 million. Reflecting these good times, Standard & Poor's, an independent credit rating agency, has assigned the state's general obligation debt an AA rating.(2)

The state has maintained its budget surpluses, while significantly reducing the motor fuel tax. Once the nation's highest, Connecticut's tax has fallen from 39 cents per gallon in 1997 to 25 cents as of July 1, 2000. This reduction is expected to cost approximately $100 million per year for the next four fiscal years, but strong income tax growth as well as adjustments in spending should more than make up for it.(3)

Looking to the future, Connecticut's tight labor market, slow population growth and high wage costs could cool the economic expansion. However, several new programs were designed to enhance its business climate and foster further economic growth.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified Fund may be subject to greater risk of adverse economic or regulatory developments in that state than a Fund with broader geographical diversification.

2. Source: Standard and Poor's, Ratings Direct, 6/15/00. This does not indicate Standard and Poor's rating of the Fund.

3. Source: Moody's(R) Investors Service, New Issue Report: Connecticut (State of), 6/28/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 64.

The most significant of these initiatives are business tax credits, corporate and sales tax rate cuts, corporation tax credits for research and development, and property tax abatements for several types of equipment.

PORTFOLIO NOTES
In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, later in the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth began to slow during the second quarter and inflation no longer posed such a serious threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive returns year-to-date.

Lower municipal bond supply also brought some stability to the municipal market. For the first eight months of 2000, Connecticut's new-issuance was down 1.4% from the same period in 1999, as the higher interest-rate environment discouraged municipalities from borrowing to finance new projects and from refunding existing debt.(4) Furthermore, this reduced supply was met with demand, as investors and bond funds received cash from June and July coupon and call payments. In this environment, Franklin Connecticut Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.06 on February 29, 2000, to $10.46 on August 31, 2000.

During the first quarter of 2000, we were able to purchase bonds with relatively higher yields, increasing the portfolio's income. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We also sold the portfolio's seasoned holdings.


4. Source: The Bond Buyer, 9/1/00.


PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
8/31/00

                                                                    % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                               32.1%

Prerefunded                                                           18.1%

Housing                                                               14.3%

Higher Education                                                      13.3%

Utilities                                                             10.9%

Other Revenue                                                          2.4%

General Obligation                                                     2.2%

Tax-Supported                                                          2.1%

Subject to Government
Appropriation                                                          1.9%

Transportation                                                         1.7%

Corporate-Backed                                                       1.0%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospitals & health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/00-8/31/00

                                                         DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                               CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                               4.63 cents       4.18 cents
April                                               4.63 cents       4.18 cents
May                                                 4.63 cents       4.18 cents
June                                                4.65 cents       4.19 cents
July                                                4.65 cents       4.19 cents
August                                              4.65 cents       4.19 cents
--------------------------------------------------------------------------------
TOTAL                                              27.84 CENTS      25.11 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


with shorter call dates and shorter maturities. Some of the holdings we sold were Bridgeport GO and Connecticut State Health and Education Facilities Authority Revenue for Yale New Haven Hospital, Greenwich Hospital and Trinity College. The Fund then reinvested the proceeds in bonds with longer call structures or longer maturities and higher yields. As a result, the Fund was able to increase its Class A share dividend from 4.63 cents to 4.65 cents per share during the period.

The Fund maintained its high quality during the six months under review, and on August 31, 2000, 62.4% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving the portfolio's broad diversification. Purchases during the period included Connecticut State Housing Finance Authority, University of Connecticut Revenue Student Fee, Puerto Rico Commonwealth and Connecticut State Health and Education Facilities Authority Revenue for Danbury Hospital and Connecticut College Project.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 18 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.11%, based on an annualization of the current 4.65 cent ($0.0465) per share dividend and the maximum offering price of $10.92 on August 31, 2000. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 42.32% would need to earn 8.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Connecticut, its municipal bonds and Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Connecticut state personal income tax bracket of 42.32%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return               +6.86%
Net Asset Value (NAV)                $10.46 (8/31/00)           $10.06 (2/29/00)
Change in NAV                        +$0.40
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2784

CLASS C
Six-Month Total Return               +6.45%
Net Asset Value (NAV)                $10.49 (8/31/00)           $10.10 (2/29/00)
Change in NAV                        +$0.39
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2511


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                              1-YEAR    5-YEAR     10-YEAR     (10/3/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +3.38%    +25.23%    +82.59%     +104.94%
Average Annual Total Return(2)       -1.02%     +3.70%     +5.74%       +5.78%

                                                                      INCEPTION
CLASS C                                        1-YEAR     5-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +2.81%     +21.66%      +27.03%
Average Annual Total Return(2)                 +0.78%      +3.79%       +4.32%


AS OF 8/31/00

SHARE CLASS                                                  A              C
--------------------------------------------------------------------------------
Distribution Rate(3)                                       5.11%          4.73%
Taxable Equivalent Distribution Rate(4)                    8.86%          8.20%
30-Day Standardized Yield(5)                               4.77%          4.39%
Taxable Equivalent Yield(4)                                8.27%          7.61%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


               Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)
--------------------------------------------------------------------------------

PORTFOLIO NOTES
During the six months under review, the municipal bond market rebounded after a challenging period as interest rates generally declined. Responding to the rapid pace of economic growth and slightly higher inflation, the Federal Reserve Board (the Fed) increased the federal funds target rate by 50 basis points in May to 6.50%. Anticipating this Fed action, municipal bond interest rates rose and prices declined. However, in line with recent indicators that economic growth might be slowing to a more sustainable pace, the Fed did not raise the federal funds target rate at their June and August meetings. Interest rates promptly fell and municipal bonds performed better by the end of the period. The intermediate-term bond market, in particular, strengthened as investors concerned about Fed activity opted for shorter-term bonds, which are generally less volatile than long-term bonds.

The yield on the 10-year U.S. Treasury note decreased from 6.41% on February 29, 2000, to 5.73% on August 31, 2000, but reached a high of 6.56% on May 8, 2000. The municipal bond market generally trended with the 10-year Treasury note, and saw yields decrease. The Municipal Market Data 10-year yield at the beginning of the reporting period was 5.23% versus 4.69% on August 31.(2) Bond yield and price move in opposite directions; thus, Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.52 per share on February 29, 2000, to $10.78 on August 31, 2000.


1. These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

2. Municipal Market Data is an independent company that produces a widely used daily yield curve for bonds of various ratings.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 67.


CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

[PIE CHART]
AAA - 15.2%
AA - 7.0%
A - 22.8%
BBB - 50.8%
Below Investment Grade - 4.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
8/31/00

                                                                    % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Utilities*                                                            25.1%

Hospital & Health Care                                                16.9%

Corporate-Backed                                                      14.6%

Subject to Government Appropriation                                   11.5%

General Obligation                                                     7.6%

Housing                                                                6.2%

Transportation                                                         5.7%

Tax-Supported                                                          5.0%

Higher Education                                                       3.7%

Prerefunded                                                            3.2%

Other Revenue                                                          0.5%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
3/1/00 - 8/31/00

                                                                       DIVIDEND
MONTH                                                                  PER SHARE
--------------------------------------------------------------------------------
March                                                                  4.3 cents

April                                                                  4.3 cents

May                                                                    4.3 cents

June                                                                   4.3 cents

July                                                                   4.3 cents

August                                                                 4.3 cents
--------------------------------------------------------------------------------
TOTAL                                                                 25.8 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


During the period, the Fund primarily focused on lightening its percentage of BBB- or lower-rated securities and increasing its percentage of credits rated A or better to increase the Fund's overall credit quality. Fund purchases included Youngstown, Ohio, General Obligation; Sylacauga, Alabama, General Obligation; and Denver, Colorado, City and County Certificate of Participation. This strategy offered us the opportunity to take tax losses, which can be used to offset current or future capital gains and potentially lessen shareholders' future tax liabilities. It also helped improve the Fund's tax efficiency, reducing its level of bonds subject to the alternative minimum tax from 10.43% to 9.10% of total long-term investments during the six-month reporting period.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 21 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.73%, based on an annualization of the current 4.35 cent ($0.0435) per share dividend and the maximum offering price of $11.03 on August 31, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 7.83% from a taxable investment to match the Fund's tax-free distribution rate.

Going forward, we hold a positive outlook for fixed-income markets, although we expect the markets to remain somewhat volatile in the near term, as they respond to the strength of the economy and inflationary pressures. However, longer term we feel that sustained economic expansion and smaller supply of new-issue municipal bonds at $124 billion from January through August 2000, compared with $155 billion for the same period in 1999, should continue to keep municipal bond prices firm.(3)


3. Source: The Bond Buyer, 9/1/00.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00


Six-month total return represents the change in value of an investment for the period indicated and does not include the sales charge. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +5.02%
Net Asset Value (NAV)                $10.78 (8/31/00)           $10.52 (2/29/00)
Change in NAV                        +$0.26

Distributions (3/1/00-8/31/00)       Dividend Income            $0.258


ADDITIONAL PERFORMANCE
As of 9/30/00

                                                                      INCEPTION
CLASS A                                        1-YEAR     5-YEAR      (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +3.70%     +26.12%      +57.32%
Average Annual Total Return(2)                 +1.36%      +4.27%       +5.51%


AS OF 8/31/00

SHARE CLASS                                                             A
--------------------------------------------------------------------------------
Distribution Rate(3)                                                  4.73%
Taxable Equivalent Distribution Rate(4)                               7.83%
30-Day Standardized Yield(5)                                          4.57%
Taxable Equivalent Yield(4)                                           7.57%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

              Past performance does not guarantee future results.


FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.35 cent per share dividend and the maximum offering price of $11.03 on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

[PIE CHART]
AAA - 21.0%
AA - 2.8%
A - 10.8%
BBB - 23.6%
Below Investment Grade - 41.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.(1) As discussed in the Fund's prospectus, these securities entail greater risk than higher-rated municipal securities.
--------------------------------------------------------------------------------

PORTFOLIO NOTES
Interest rates fell sharply during the six-month period ended August 31, 2000, as evidenced by the 10-year Treasury note's yield declining from 6.41% at the beginning of the reporting period to 5.73% at the end. New-issue municipal bond supply was down significantly, declining 20.0% to $124 billion in the first eight months of 2000 compared with the same period in 1999.(2) Supply will likely come in below $200 billion for the entire year, well below 1998's and 1999's totals. Within this environment, Franklin High Yield Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.41 per share on February 29, 2000, to $10.55 on August 31, 2000.

Despite the improving environment, several factors offered challenges to the Fund. First, high yield funds historically have underperformed in times of declining interest rates, as this benefits investment-grade funds more than high yield funds, because credit quality is another important factor in pricing high yield bonds. Second, the


1. These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: The Bond Buyer, 9/1/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 74.

ongoing widening of yield spreads between lower- and higher-rated debt due to problems in some sectors resulted in lower prices for many high yield bonds. Third, lower interest rates led to lower yields on new issues and, more importantly, led to current refundings for many outstanding high yield issues. Finally, the Fund was hurt by investments in certain sectors that did not fare as well as others. In particular, health care and project finance-related bond issues were the most volatile over the period and negatively impacted the Fund's performance and income.

On the positive side, the recent yield difference made lower-rated bonds more attractive in the market. Using our research experience along with our value-added approach to investing, we aggressively looked for the best opportunities for lower-rated bonds, especially at a time when real rates and yields remained very appealing. An important purchase during the period included Allegheny County, Pennsylvania, Hospital Revenue Bonds. Recent market conditions also enabled us to sell bonds to book tax losses, which can be carried forward in the portfolio to help offset any taxable capital gains in the future and potentially lower shareholders' future tax liabilities.

With more than $45 billion in municipal assets under management, Franklin was able to use the entire Fund group's buying power to find and structure issues to fit our needs. Most dealers, issuers and underwriters know and trust Franklin and will come to us to assist them in structuring and pricing new issues. When selling, we often are able to take advantage of strong retail demand in the secondary market, which can provide more liquidity and price support for our holdings.


PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
8/31/00

                                                                    % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Utilities*                                                            29.0%

Prerefunded                                                           14.8%

Tax-Supported                                                         14.7%

Hospital & Health Care                                                12.6%

Transportation                                                         8.4%

Corporate-Backed                                                       6.2%

General Obligation                                                     5.0%

Other Revenue                                                          3.6%

Housing                                                                3.3%

Subject to Government
Appropriation                                                          2.1%

Higher Education                                                       0.3%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/00 - 8/31/00

                                           DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                          CLASS A          CLASS B             CLASS C
--------------------------------------------------------------------------------
March                         5.4 cents         4.94 cents          4.92 cents
April                         5.4 cents         4.94 cents          4.92 cents
May                           5.4 cents         4.94 cents          4.92 cents
June                          5.4 cents         4.91 cents          4.91 cents
July                          5.4 cents         4.91 cents          4.91 cents
August                        5.4 cents         4.91 cents          4.91 cents
--------------------------------------------------------------------------------
Total                        32.4 cents        29.55 cents         29.49 cents

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

In addition to high yield bonds' general attractiveness is municipal securities' overall appeal. At the end of the reporting period, municipal bonds offered very attractive yields and a significant tax advantage over a comparable taxable investment. For example, on August 31, 2000, the Bond Buyer Municipal Bond Index yielded 5.72%, while the 10-year U.S. Treasury note yielded 5.73%, resulting in a municipal-to-Treasury yield ratio of 99%, higher than the 93% 10-year average.(3) The Performance Summary beginning on page 26 shows on August 31, 2000, the Fund's Class A shares' distribution rate was 5.66%, based on an annualization of the current 5.2 cent ($0.0520)


3. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

per share dividend and the maximum offering price of $11.02. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 9.37% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, the reduced supply of new-issue municipal bonds should improve the performance of municipal bond funds for the remainder of the year. In our opinion, lower-rated issues are poised to perform more strongly in the future. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +4.55%
Net Asset Value (NAV)                $10.55 (8/31/00)           $10.41 (2/29/00)
Change in NAV                        +$0.14

Distributions (3/1/00-8/31/00)       Dividend Income            $0.3240

CLASS B
Six-Month Total Return               +4.25%
Net Asset Value (NAV)                $10.59 (8/31/00)           $10.45 (2/29/00)
Change in NAV                        +$0.14

Distributions (3/1/00-8/31/00)       Dividend Income            $0.2955

CLASS C
Six-Month Total Return               +4.32%
Net Asset Value (NAV)                $10.63 (8/31/00)           $10.48 (2/29/00)
Change in NAV                        +$0.15

Distributions (3/1/00-8/31/00)       Dividend Income            $0.2949

              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00


                                                                      INCEPTION
CLASS A                              1-YEAR    5-YEAR     10-YEAR     (3/18/86)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +1.66%    +28.63%    +100.28%    +185.25%
Average Annual Total Return(2)       -2.70%     +4.26%      +6.73%      +7.16%

                                                                      INCEPTION
CLASS B                                                    1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +1.09%      +0.30%
Average Annual Total Return(2)                             -2.74%      -1.93%

                                                                      INCEPTION
CLASS C                                     1-YEAR       5-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +1.09%       +25.31%      +31.79%
Average Annual Total Return(2)              -0.85%        +4.41%       +5.03%


AS OF 8/31/00

SHARE CLASS                                    A            B            C
--------------------------------------------------------------------------------
Distribution Rate(3)                         5.66%        5.35%        5.26%
Taxable Equivalent Distribution Rate(4)      9.37%        8.86%        8.71%
30-Day Standardized Yield(5)                 5.52%        5.22%        5.18%
Taxable Equivalent Yield(4)                  9.14%        8.64%        8.58%


For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

              Past performance does not guarantee future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/00

                              [PIE CHART GRAPHIC]

AAA-                   69.1%

AA-                     7.9%

A-                      9.4%

BBB-                   12.3%

Below Investment
Grade-                  1.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)


STATE UPDATE
                                [STATE GRAPHIC]
New Jersey's bullish economy forged ahead during the six months under review. Much of the state's recent economic progress, especially in the important consumer services, retail trade and residential real estate sectors, largely is a result of Wall Street's eight-year bull market. Further adding to the state's economic health has been the steady migration of businesses, including financial services firms, from high-priced New York City to less-expensive northern New Jersey. Arriving with these businesses were many employees in the highest income brackets, allowing the state's income tax revenues to increase at a higher rate than its overall economy.

Fiscal year 2000 revenue and spending estimates point to another year when New Jersey will surpass the original budget estimates. After a stronger-than-expected first half of the year, New Jersey raised its fiscal year 2000 revenue estimate by $500 million. Income tax receipts are now expected to increase 11% and sales tax revenues are predicted to grow by 10%. In the five latest fiscal years, revenue has risen by a total of 21.6%, ahead of the 19.3% increase in expenditures, principally due to increases in capital gains income and the number of high-income residents as a result of the booming stock market.(2)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service,New Issue Report: New Jersey (State of), 4/19/00. This does not indicate Moody's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 97.

Partially counterbalancing this optimistic picture is the state's growing, yet still modest debt burden, which has swelled from $4.1 billion in 1990 to $23.3 billion in April 2000, the fourth highest in the nation.(2) Furthermore, debt levels will most likely continue to rise as the state issues nearly $7 billion in new bonds for the purchase of open space and the improvement of its educational and transportation systems.(3)

New Jersey's outlook is positive. The state is moderately well-positioned to maintain its solid fiscal condition even in the case of an economic downturn, as the state has substantial reserves and a balanced budget. Reflecting this, Moody's Investors Service, an independent credit rating agency, has assigned the state an Aa1 rating.(2)

PORTFOLIO NOTES

In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, later in the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth began to slow during the second quarter and inflation no longer posed such a serious threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive returns year-to-date.

A lower municipal bond supply also brought some stability to the municipal market. For the first eight months of 2000, New Jersey's new issuance was down 7.0% from the same period in 1999, as the higher interest-rate environment somewhat discouraged municipalities from borrowing to finance new projects and from refunding existing debt.(4) Furthermore, this reduced supply was met with demand, as investors and bond funds received cash from June and July coupon and call payments. In this environment, Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.99 on February 29, 2000, to $11.41 on August 31, 2000.

PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
8/31/00

                           % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
                          -----------
Hospital & Health Care          20.7%

Transportation                  18.7%

Utilities                       14.1%

Housing                         12.6%

Prerefunded                     12.1%

Higher Education                 6.5%

General Obligation               5.8%

Other Revenue                    3.1%

Corporate-Backed                 2.6%

Subject to Government
Appropriation                    2.5%

Tax-Supported                    1.3%

3. Source: Standard and Poor's,Ratings Direct, 8/17/00.

4. Source: The Bond Buyer, 9/1/00.

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/00 - 8/31/00

                             DIVIDEND PER SHARE
                             ------------------
MONTH           CLASS A           CLASS B           CLASS C
-----           -------           -------           -------
March           5 cents         4.49 cents        4.51 cents
April           5 cents         4.49 cents        4.51 cents
May             5 cents         4.49 cents        4.51 cents
June            5 cents         4.45 cents        4.48 cents
July            5 cents         4.45 cents        4.48 cents
August          5 cents         4.45 cents        4.48 cents
               --------        -----------       -----------
TOTAL          30 CENTS        26.82 CENTS       26.97 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

During the first quarter of 2000, we were able to purchase bonds with relatively higher yields, typically in the 6.0%-6.125% range, increasing the portfolio's income. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We also sold the portfolio's seasoned holdings with shorter call dates and shorter maturities. The Fund then reinvested the proceeds in bonds with longer call structures or longer maturities and higher yields. Some of the holdings we sold were Port Authority of New York and New Jersey; Plainfield Board of Education; Orange Township GO; Camden County, Municipal Utility Revenue; and New Jersey Education Facilities for Princeton University.

The Fund maintained its high quality during the six months under review, and on August 31, 2000, 77.0% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the period included East Orange Water Utility, New Jersey State Housing MFHR, New Jersey State Educational Facility Capital Improvement Fund, New Jersey State Educational Facility Revenue William Paterson College and New Jersey Health Care Robert Wood Johnson University Hospital.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 32 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.03%, based on an annualization of the current 5 cent ($0.0500) per share dividend and the maximum offering price of $11.92 on August 31, 2000. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 43.45% would need to earn 8.89% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we are optimistic about the outlook for New Jersey, its municipal bonds and Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.67%
Net Asset Value (NAV)                $11.41 (8/31/00)           $10.99 (2/29/00)
Change in NAV                        +$0.42
Distributions (3/1/00-8/31/00)       Dividend Income            $0.3000

CLASS B
Six-Month Total Return               +6.54%
Net Asset Value (NAV)                $11.44 (8/31/00)           $11.00 (2/29/00)
Change in NAV                        +$0.44
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2682

CLASS C
Six-Month Total Return               +6.34%
Net Asset Value (NAV)                $11.47 (8/31/00)           $11.05 (2/29/00)
Change in NAV                        +$0.42
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2697

32            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                              INCEPTION
CLASS A                                       1-YEAR       5-YEAR   10-YEAR   (5/12/88)
Cumulative Total Return(1)                    +5.25%       +28.19%  +92.34%   +132.73%
Average Annual Total Return(2)                +0.80%        +4.19%   +6.30%     +6.69%


                                                                              INCEPTION
CLASS B                                                                       (2/1/00)
Cumulative Total Return(1)                                                      +7.32%
Aggregate Total Return(2)                                                       +3.32%


                                                                              INCEPTION
CLASS C                                                    1-YEAR   5-YEAR    (5/1/95)
Cumulative Total Return(1)                                  +4.74%  +24.81%    +30.32%
Average Annual Total Return(2)                              +2.75%   +4.32%     +4.82%

AS OF 8/31/00

SHARE CLASS                                                    A        B          C
Distribution Rate(3)                                         5.03%    4.68%      4.64%
Taxable Equivalent Distribution Rate(4)                      8.89%    8.28%      8.21%
30-Day Standardized Yield(5)                                 4.74%    4.42%      4.38%
Taxable Equivalent Yield(4)                                  8.38%    7.82%      7.75%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and New Jersey state personal income tax bracket of 43.45%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

                      FRANKLIN OREGON TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/00

                              [PIE CHART]

AAA -- 35.5%

AA -- 33.2%

A -- 13.9%

BBB -- 16.0%

Below Investment
Grade -- 1.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)


STATE UPDATE
[OREGON STATE GRAPHIC]
With a rejuvenated economy and a firm grip on expenses, Oregon is in sound financial condition. Rebounding sharply from the 1997 Asian crisis, which put a crimp on many of the state's principal trading partners, Oregon's economy is again experiencing strong growth led by high-technology and transportation equipment exports. After trailing the national average for the past three years, job growth is expected to be slightly higher than the nation's in fiscal years 2000 and 2001.(2)

Due to the state's efforts to limit the issuance of new debt since the early 1990s, Oregon's debt level remains in check, with overall debt per capita of $919 in May 2000. Furthermore, the state has consistently made conservative revenue projections, allowing it to complete many fiscal years with a budget surplus. This looks to be the case for the 2000 fiscal year as well. Reflecting the state's sound fiscal policies, Standard & Poor's, an independent credit rating agency, has assigned the state's general obligation debt an AA rating.(2) However, several tax-limitation measures on the November ballot, while potentially beneficial to its residents, may hinder the state's future ability to collect revenue as well as limit its revenue-raising flexibility.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard and Poor's, Ratings Direct, 5/24/00. This does not indicate Standard and Poor's rating of the Fund.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 102.

Going forward, Oregon appears to be well prepared with a diversifying economic base, strong revenue growth and manageable debt burden. Coupled with improving Asian economies and the ongoing strong U.S. economy, the state should continue to perform admirably.

PORTFOLIO NOTES
In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, later in the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth began to slow during the second quarter and inflation no longer posed such a serious threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive returns year-to-date.

Lower municipal bond supply also brought some stability to the municipal market. For the first eight months of 2000, Oregon's new issuance was down 37.5% from the same period in 1999, as the higher interest-rate environment discouraged municipalities from borrowing to finance new projects and from refunding existing debt.(3) Furthermore, this reduced supply was met with substantial demand in the summer, as investors and bond funds received cash from large June and July coupon and call payments. In this environment, Franklin Oregon Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.81 on February 29, 2000, to $11.24 on August 31, 2000.

The rising interest-rate environment created opportunities for the Fund to sell lower-yielding securities, book tax losses and reinvest the proceeds at higher yields. Tax losses can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities. The Fund also sought to improve its structure and call protection by selling bonds with shorter call protection and reinvesting the proceeds in current coupons with longer maturities and call protection, thus enhancing the tax-free income distributions made to shareholders.

3. Source: The Bond Buyer, 9/1/00.


PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
8/31/00

                           % OF TOTAL
                            LONG-TERM
                          INVESTMENTS
                          -----------
Transportation                   16.1%

General Obligation               15.5%

Housing                          15.1%

Hospital & Health Care           14.4%

Corporate-Backed                 10.3%

Prerefunded                       8.5%

Subject to Government
Appropriation                     6.7%

Utilities                         6.1%

Higher Education                  5.2%

Tax-Supported                     2.1%

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/00 - 8/31/00

                    DIVIDEND PER SHARE
                    ------------------
MONTH            CLASS A           CLASS C
-----            -------           -------
March           4.84 cents       4.36 cents
April           4.84 cents       4.36 cents
May             4.84 cents       4.36 cents
June            4.86 cents       4.35 cents
July            4.86 cents       4.35 cents
August          4.86 cents       4.35 cents
               -----------      -----------
TOTAL          29.10 CENTS      26.13 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

As a result, the Fund was able to increase its Class A shares' dividend from
4.84 cents to 4.86 cents per share during the reporting period. Some holdings we sold were Oregon State Department of Administrative Services and Oregon State Housing Department - Single Family Mortgage.

As the largest municipal bond fund in Oregon with approximately $476 million in total net assets, Franklin Oregon Tax-Free Income Fund is able to use its size and Franklin's significant presence in the municipal bond market to work with issuers and underwriters to structure issues to fit the portfolio's needs. The Fund has continued to maintain its high quality, and on August 31, 2000, 68.7% of the Fund's total long-term investments were rated AA or higher. We found value in the education sector and made a number of purchases including Oregon State Health & Education - Reed College, Linn County Community School District, Clackamas County School District, and Polk Marion & Benton Counties School Districts.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 38 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.97%, based on an annualization of the current 4.86 cent ($0.0486) per share dividend and the maximum offering price of $11.74 on August 31, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Oregon state personal income tax bracket of 45.04% would need to earn 9.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Oregon, its municipal bonds and Franklin Oregon Tax-Free Income Fund. The expected short supply of Oregon bond issuance for the remainder of the year coupled with ongoing solid investor demand should help maintain municipal bond prices for investors seeking tax-free income. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN OREGON
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Oregon state personal income tax bracket of 45.04%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.79%
Net Asset Value (NAV)                $11.24 (8/31/00)           $10.81 (2/29/00)
Change in NAV                        +$0.43
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2910

CLASS C
Six-Month Total Return               +6.54%
Net Asset Value (NAV)                $11.32 (8/31/00)           $10.88 (2/29/00)
Change in NAV                        +$0.44
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2613


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                           INCEPTION
CLASS A                              1-YEAR      5-YEAR       10-YEAR      (9/1/87)
Cumulative Total Return(1)           +5.05%      +26.48%      +88.18%      +130.35%
Average Annual Total Return(2)       +0.54%      +3.90%       +6.06%       +6.23%

                                                                           INCEPTION
CLASS C                                          1-YEAR       5-YEAR       (5/1/95)
Cumulative Total Return(1)                       +4.54%       +23.27%      +28.57%
Average Annual Total Return(2)                   +2.53%       +4.06%       +4.56%


AS OF 8/31/00

SHARE CLASS                                                     A            C
Distribution Rate(3)                                          4.97%        4.56%
Taxable Equivalent Distribution Rate(4)                       9.04%        8.30%
30-Day Standardized Yield(5)                                  4.76%        4.37%
Taxable Equivalent Yield(4)                                   8.66%        7.95%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

38             Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)

COMMONWEALTH UPDATE(2)

                                [STATE GRAPHIC]
Historically, Pennsylvania's economy has been highly correlated with the ebb and flow of the nation's. Fortunately for the commonwealth, times have been booming nationally with high technology a shining star. Employment in this sector has grown 5.3% annually in Pennsylvania, led by biotechnology and computer software. In contrast, Pennsylvania's steel industry, like the nation's, was hurt hard by inexpensive imports from Asia, Russia and Brazil due to their currency devaluations, and the industry's employment dropped 5.8% in the fourth quarter of 1999 alone.

However, Pennsylvania has not relied solely on the national economy to improve its finances. In 1992, the commonwealth acted decisively to tackle its large deficit problems by raising taxes and lowering spending. This, coupled with a strong economy that boosted revenues, has helped Pennsylvania steadily improve its financial position through fiscal year 1999, and at year-end 1999 it had a general fund surplus of $703

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/00

                                  [PIE GRAPH]

AAA -                      61.2%


AA -                        7.9%


A -                        12.3%


BBB -                      16.3%


Below Investment Grade -    2.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

2. Source: Standard and Poor's, Ratings Direct, 1/25/00. This does not indicate Standard and Poor's rating of the Fund.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 108.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
8/31/00

                            % OF TOTAL
                             LONG-TERM
                           INVESTMENTS
Hospital & Health Care            20.7%

Utilities                         16.8%

Prerefunded                       13.3%

General Obligation                10.0%

Higher Education                  9.6%

Corporate-Backed                  9.3%

Housing                           9.0%

Transportation                    4.9%

Other Revenue                     3.5%

Tax-Supported                     1.8%

Subject to Government
Appropriation                     1.1%

million. Fiscal year 2000's budget likewise looks manageable, as spending is forecast to increase a modest 3.8% over the prior year, while containing $380 million in tax cuts. As a result, Standard & Poor's, an independent credit rating agency, has assigned the commonwealth's general obligation debt an AA rating.

Looking forward, Pennsylvania's employment growth is expected to slow substantially over the next five years. This is mainly due to the mergers and acquisitions of some of the commonwealth's largest companies, as well as a population that is expected to increase by a mere 0.1% annually through 2003. Yet, the commonwealth's future looks solid thanks to its improved fiscal condition, annual budget surpluses and low debt burden.

PORTFOLIO NOTES
In April and May, the expectation of higher interest rates continued to hamper municipal bond prices. The Federal Reserve Board (the Fed) raised rates in an attempt to slow the robust national economy. However, later in the period, the interest-rate picture appeared to stabilize, as the Fed chose to leave interest rates steady. Their strategy gave many investors confidence that the pace of economic growth began to slow during the second quarter and inflation no longer posed such a serious threat. Municipal bonds reacted well to the news of a possible economic growth slowdown, and in fact, fixed income markets experienced positive returns year-to-date.

Lower municipal bond supply also brought some stability to the municipal market. For the first eight months of 2000, Pennsylvania's new-issuance was down 58.9% from the same period in 1999, as the higher interest-rate environment discouraged municipalities from borrowing to finance new projects and from refunding existing debt. (3) Furthermore, this reduced supply was met with demand, as investors and bond funds received cash from June and July coupon and call payments. In this environment, Franklin Pennsylvania Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $9.55 on February 29, 2000, to $9.96 on August 31, 2000.

During the first quarter of 2000, we were able to purchase bonds with relatively higher yields, typically in the 6.0%-6.125% range, increasing the portfolio's income. As opportunities presented themselves, we sold bonds with higher cost bases to book tax losses, which can be carried forward to offset future gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We also sold the portfolio's seasoned holdings with shorter call dates and shorter maturities. The Fund then reinvested the proceeds in bonds with longer call structures or longer maturities and higher yields. In this process, we sold Montgomery County General Obligation, Pittsburgh Urban RDA for Oliver Garage Project, Pennsylvania State Higher Educational Facilities Authority Revenue for LaSalle University and Cambria County HDA Hospital Revenue Conemaugh Valley Memorial Hospital.


3. Source: The Bond Buyer, 9/1/00.

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/00 - 8/31/00

                             DIVIDEND PER SHARE
                 ----------------------------------------
MONTH            CLASS A          CLASS B         CLASS C
-----            -------          -------         -------
March           4.4 cents       3.96 cents      3.97 cents
April           4.4 cents       3.96 cents      3.97 cents
May             4.4 cents       3.96 cents      3.97 cents
June            4.4 cents       3.95 cents      3.95 cents
July            4.4 cents       3.95 cents      3.95 cents
August          4.4 cents       3.95 cents      3.95 cents
               ----------      -----------     -----------
TOTAL          26.4 CENTS      23.73 CENTS     23.76 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

The Fund maintained its high quality during the six months under review, and on August 31, 2000, 69.1% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the period included Carbon County IDAR Panther Creek Partner Project, Allegheny County Hospital Development Authority Revenue Health System, Allegheny County RDA Robinson Mall Project, Mercer County IDA Water Facilities Revenue and Pennsylvania State Higher Educational Facilities Authority College and University Revenues Marywood University Project.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 44 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.08%, based on an annualization of the current 4.4 cent ($0.044) per share dividend and the maximum offering price of $10.40 on August 31, 2000. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 41.29% would need to earn 8.65% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we are optimistic about the outlook for Pennsylvania, its municipal bonds and Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +7.18%
Net Asset Value (NAV)                $9.96 (8/31/00)            $9.55 (2/29/00)
Change in NAV                        +$0.41
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2640

CLASS B
Six-Month Total Return               +6.99%
Net Asset Value (NAV)                $9.97 (8/31/00)            $9.55 (2/29/00)
Change in NAV                        +$0.42
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2373

CLASS C
Six-Month Total Return               +6.85%
Net Asset Value (NAV)                $10.01 (8/31/00)           $9.60 (2/29/00)
Change in NAV                        +$0.41
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2376

44            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                                INCEPTION
CLASS A                                    1-YEAR       5-YEAR      10-YEAR     (12/1/86)
Cumulative Total Return (1)                +5.24%       +27.93%     +96.95%     +138.02%
Average Annual Total Return (2)            +0.77%       +4.14%      +6.55%        +6.14%


                                                                                INCEPTION
CLASS B                                                                         (2/1/00)
Cumulative Total Return (1)                                                       +7.88%
Aggregate Total Return (2)                                                        +3.88%


                                                                                INCEPTION
CLASS C                                                 1-YEAR      5-YEAR      (5/1/95)
Cumulative Total Return (1)                             +4.65%      +24.46%      +29.73%
Average Annual Total Return (2)                         +2.62%      +4.27%        +4.73%



AS OF 8/31/00

SHARE CLASS                                               A           B           C
Distribution Rate (3)                                   5.08%       4.73%       4.68%
Taxable Equivalent Distribution Rate (4)                8.65%       8.06%       7.97%
30-Day Standardized Yield (5)                           4.90%       4.56%       4.52%
Taxable Equivalent Yield (4)                            8.35%       7.77%       7.70%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on 8/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and Pennsylvania state personal income tax bracket of 41.29%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.                           45

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/00

[PIE CHART]

AAA - 46.8%
AA - 0.9%
A - 10.2%
BBB - 42.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)


COMMONWEALTH UPDATE

[PUERTO RICO GRAPHIC]

Puerto Rico's economy, which depends heavily on the mainland U.S. economy, has mirrored the U.S. economic growth trend since 1991. The commonwealth's gross national product (GNP) grew 4.2% in 1999, a 26-year high. Puerto Rico continues to broaden and create job opportunities, led by the construction, trade and services sectors, which constitute more than half of the employment base. Total employment growth, although slowing, continues to be positive at 1.0% in fiscal year 1999.(2) Unemployment figures are near record lows, but still high at about 9.7% in July 2000, compared with the U.S. rate of 4.0%.(3)

The manufacturing sector remains essential to employment, income and investment in Puerto Rico. The commonwealth has countered the loss of Section 936, which gave substantial federal tax benefits to U.S. corporations operating in Puerto Rico, by developing incentives to attract and maintain companies, diversifying the economic base to other sectors such as tourism and increasing its overall economic competitiveness. Tourism still represents a small but significant segment of the economy, which benefits the transportation, communication, restaurant, entertainment and other service industries. Visitor activity is improving, several new hotels opened in the past two years, and new hotel construction is expected to continue.


1. For investors subject to the federal and state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard and Poor's, Ratings Direct, 6/1/00.

3. Source: Bureau of Labor Statistics, 8/23/00.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 113.

In addition, financial performance has stabilized over the past four years, driven by favorable economic conditions, implementation of important financial reforms and more aggressive tax collection procedures leading to steady revenue growth. Overall per-capita debt is high at $2,600, compared with the $540 U.S. median, but currently appears manageable.(2)

With a developing manufacturing base, an increasingly skilled workforce, and its strategic location near the Caribbean and South American markets, Puerto Rico is on track for another year of economic expansion, with real GNP conservatively projected to grow 2.7% in 2000.(2) Reflecting this forecast, Moody's Investors Service, an independent credit rating agency, improved the commonwealth's credit outlook from stable to positive in March 2000 and affirmed its Baa1 rating.(4)

PORTFOLIO NOTES

We attempted to take advantage of higher interest rates offered during the first half of the six-month reporting period to restructure the Fund's portfolio, seeking to improve the Fund's income-producing potential and call protection. We sold lower yielding bonds at a loss and reinvested the proceeds at higher yields. Such losses can be used to offset any current or future capital gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions. In addition, we sold bonds with shorter call protection and bought similar coupon bonds with longer calls. Some of the bonds we sold were Guam Housing Corporation SFR, Puerto Rico Electric Power Authority Revenue and University of Puerto Rico Revenues.

The decline in interest rates during the latter part of the period resulted in generally increasing bond prices, benefiting municipal bond investors. Accordingly, Franklin Puerto Rico Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.95 per share on February 29, 2000, to $11.38 on August 31, 2000.

The majority of our purchases were higher-rated or insured securities, which improved the Fund's overall credit profile. AAA-rated securities represented 46.8% of the Fund's total long-term investments at period's end. Purchases during the period included revenue bonds from the University of Puerto Rico, Puerto Rico Electric Power Authority, Puerto Rico Commonwealth Highway and Transportation Authority, and Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Hospital.

4. Source: Moody's Investors Service, 3/10/00. This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN

Franklin Puerto Rico
Tax-Free Income Fund
8/31/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                            19.8%

Transportation                                                         19.4%

Utilities                                                              12.5%

General Obligation                                                     10.9%

Hospital & Health Care                                                 10.6%

Tax-Supported                                                           7.7%

Higher Education                                                        7.0%

Subject to Government
Appropriation                                                           6.2%

Housing                                                                 5.4%

Corporate-Backed                                                        0.5%

DIVIDEND DISTRIBUTIONS*

Franklin Puerto Rico Tax-Free Income Fund
3/1/00 - 8/31/00

                                                    DIVIDEND PER SHARE
                                            -----------------------------------
MONTH                                        CLASS A                   CLASS C
--------------------------------------------------------------------------------
March                                       4.85 cents               4.38 cents
April                                       4.85 cents               4.38 cents
May                                         4.85 cents               4.38 cents
June                                        4.88 cents               4.37 cents
July                                        4.88 cents               4.37 cents
August                                      4.88 cents               4.37 cents
--------------------------------------------------------------------------------
TOTAL                                      29.19 CENTS              26.25 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

We think it bears repeating that your Fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 49 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.97%, based on an annualization of the current 4.92 cent ($0.0492) per share dividend and the maximum offering price of $11.89 on August 31, 2000. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.23% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Puerto Rico's new bond issuance from January through August 2000 was $2.347 billion, up 208.7% from the same period in 1999, giving us ample opportunities for selective purchasing. (5) Going forward, the municipal bond supply for the remainder of 2000 is expected to remain stable. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

5. Source: The Bond Buyer, 9/1/00.


  This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY AS OF 8/31/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return               +6.71%
Net Asset Value (NAV)                $11.38 (8/31/00)           $10.95 (2/29/00)
Change in NAV                        +$0.43

Distributions (3/1/00-8/31/00)       Dividend Income            $0.2919

CLASS C

Six-Month Total Return               +6.41%
Net Asset Value (NAV)                $11.40 (8/31/00)           $10.97 (2/29/00)
Change in NAV                        +$0.43
Distributions (3/1/00-8/31/00)       Dividend Income            $0.2625


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                                    1-YEAR    5-YEAR   10-YEAR  (4/3/85)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +4.87%    +29.91%  +93.40%  +195.58%
Average Annual Total Return(2)             +0.44%    +4.46%   +6.35%   +6.95%

                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           +4.30%   +26.27%  +31.19%
Average Annual Total Return(2)                       +2.31%   +4.56%   +4.95%



AS OF 8/31/00

SHARE CLASS                                                 A               C
-------------------------------------------------------------------------------
Distribution Rate(3)                                       4.97%          4.57%
Taxable Equivalent Distribution Rate(4)                    8.23%          7.57%
30-Day Standardized Yield(5)                               4.57%          4.18%
Taxable Equivalent Yield(4)                                7.57%          6.92%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.


3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/00.


4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.


5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.                           49

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights
FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED
                                                   AUGUST 31,                             YEAR ENDED FEBRUARY 28,
                                                     2000         ----------------------------------------------------------------
CLASS A                                           (UNAUDITED)        2000(e)         1999           1998           1997       1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........  $  10.31         $  11.38        $  11.44    $   11.24       $  11.34    $  11.11
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................       .29              .57            .59           .61            .62         .64
  Net realized and unrealized gains (losses) ..       .40            (1.02)          (.01)          .29           (.04)        .36
                                                 ---------------------------------------------------------------------------------
Total from investment operations ..............       .69             (.45)           .58           .90            .58        1.00
                                                 ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................      (.29)            (.58)          (.59)         (.61)          (.63)       (.65)
  In excess of net investment income ..........     --(d)            --(f)          --(g)          (.01)          --          --
  Net realized gains ..........................      --               (.04)          (.05)         (.08)          (.05)       (.12)
                                                 ---------------------------------------------------------------------------------
Total distributions ...........................      (.29)            (.62)          (.64)         (.70)          (.68)       (.77)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ................  $  10.71         $  10.31          $11.38    $   11.44       $  11.24    $  11.34
                                                 =================================================================================

Total return(b) ...............................      6.78%           (4.15)%          5.17%         8.23%          5.33%       9.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $765,930         $756,274        861,020     $ 810,250       $752,335    $750,797

Ratios to average net assets:
  Expenses ....................................       .64%(c)          .62%           .63%          .63%           .62%        .62%
  Net investment income .......................      5.48%(c)         5.30%          5.11%         5.40%          5.59%       5.67%
Portfolio turnover rate .......................     12.19%           20.55%         14.11%        20.02%         16.57%      25.12%

CLASS B
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ........    $   10.32         $   10.24
                                                 ---------------------------
Income from investment operations:
  Net investment income(a)...................          .26               .05
  Net realized and unrealized gains .........          .42               .07
                                                 ---------------------------
Total from investment operations ............          .68               .12
                                                 ---------------------------
Less distributions from net investment income         (.26)(d)          (.04)
                                                 ---------------------------
Net asset value, end of period ..............    $   10.74         $   10.32
                                                 ===========================
Total return(b)..............................         6.65%             1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........    $   1,613         $     176

Ratios to average net assets:
  Expenses ..................................         1.20%(c)          1.18%(c)
  Net investment income .....................         4.86%(c)          5.26%(c)
Portfolio turnover rate .....................        12.19%            20.55%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.003 and $.002 for Class A and Class B, respectively.

(e) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(f) Includes distributions in excess of net investment income in the amount of $.001.

(g) Includes distributions in excess of net investment income in the amount of $.002.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                         2000       --------------------------------------------------------------
CLASS C                                              (UNAUDITED)         2000          1999      1998          1997        1996(f)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $  10.38           $  11.45      $  11.51    $11.30      $  11.38    $  11.15
                                                   -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................         .26                .52           .52       .56           .57         .49
  Net realized and unrealized gains (losses) ..         .40              (1.03)         (.01)      .29          (.03)        .34
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............         .66               (.51)          .51       .85           .54         .83
                                                   -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................        (.26)(d)           (.52)(e)      (.52)(e)  (.56)         (.57)       (.48)
  Net realized gains ..........................        --                 (.04)         (.05)     (.08)         (.05)       (.12)
                                                   -----------------------------------------------------------------------------
Total distributions ...........................        (.26)              (.56)         (.57)     (.64)         (.62)       (.60)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................    $  10.78           $  10.38      $  11.45    $11.51      $  11.30    $  11.38
                                                   =============================================================================

Total return(b)................................        6.44%             (4.65)%        4.54%     7.67%         4.89%       7.60%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $ 22,790           $ 22,671      $ 23,871   $ 14,537      $  5,486    $  1,892

Ratios to average net assets:
  Expenses ....................................        1.20%(c)           1.18%         1.19%     1.19%         1.19%       1.20%(c)
  Net investment income .......................        4.92%(c)           4.75%         4.55%     4.82%         5.01%       5.05%(c)
Portfolio turnover rate .......................       12.19%             20.55%        14.11%X    20.02%        16.57%      25.12%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.002.

(e) Includes distributions in excess of net investment income in the amount of $.001.

(f) For the period May 1, 1995 (effective date) to February 29, 1996.

                       See notes to financial statements.                     53

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
Arizona Capital Facilities Finance Corp. Student Housing Revenue,
    Arizona State University Project, 6.25%, 9/01/32 .............................................    $ 2,825,000    $ 2,821,073
Arizona Educational Loan Marketing Corp. Revenue,
    Senior Series, 6.375%, 9/01/05 ...............................................................     10,000,000     10,303,500
    Series B, 7.00%, 3/01/03 .....................................................................      1,000,000      1,033,810
    Series B, 7.00%, 3/01/05 .....................................................................      1,000,000      1,031,640
    Sub Series, 6.625%, 9/01/05 ..................................................................      1,000,000      1,033,480
Arizona Health Facilities Authority Hospital System Revenue,
    Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ..................................      2,000,000      2,100,760
Arizona Health Facilities Authority Revenue, Catholic Healthcare West,
    Series A, 6.625%, 7/01/20 ....................................................................      6,390,000      6,488,214
Arizona State COP,
    FSA Insured, 6.625%, 9/01/08 .................................................................      5,000,000      5,207,400
    Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ...........................................      5,000,000      5,259,900
Arizona State Municipal Financing Program COP,
    Dysart School, Series 22, BIG Insured, ETM, 7.875%, 8/01/05 ..................................      1,350,000      1,553,499
    Peoria School, Series 19, BIG Insured, ETM, 7.75%, 8/01/04 ...................................        500,000        559,625
    Series 20, BIG Insured, ETM, 7.625%, 8/01/06 .................................................      3,250,000      3,670,583
    Series 25, BIG Insured, 7.875%, 8/01/14 ......................................................        500,000        636,940
Arizona State Wastewater Management Authority Wastewater Treatment
    Financial Assistance Revenue,
    6.80%, 7/01/11 ...............................................................................      4,000,000      4,246,200
    Series A, AMBAC Insured, Pre-Refunded, 5.625%, 7/01/15 .......................................      1,000,000      1,073,470
Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding,
    junior subordinate, Series B-1, 6.15%, 5/01/29 ...............................................      1,000,000      1,017,670
    Senior Series A-1, 5.90%, 5/01/24 ............................................................      1,500,000      1,520,670
Casa Grande Excise Tax Revenue, FGIC Insured, 6.20%, 4/01/15 .....................................        930,000        968,502
Casa Grande IDA,
    IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ......................................................        500,000        529,755
    PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ......................................................      1,800,000      1,904,058
Chandler GO, FGIC Insured,
    7.00%, 7/01/12 ...............................................................................        775,000        797,630
    Pre-Refunded, 7.00%, 7/01/12 .................................................................        225,000        232,142
    Pre-Refunded, 6.80%, 7/01/13 .................................................................      1,750,000      1,911,508
    Pre-Refunded, 6.85%, 7/01/14 .................................................................      1,625,000      1,777,799
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured, 6.05%, 7/20/30      4,055,000      4,124,665
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ..................      1,250,000      1,367,538
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
    7.00%, 7/01/12 ...............................................................................      6,715,000      6,911,078
    6.25%, 7/01/13 ...............................................................................      2,165,000      2,250,128
Coconino County PCR,
    Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28 ...............      5,275,000      5,359,347
    Nevada Power Co., 6.375%, 10/01/36 ...........................................................      4,000,000      3,957,960
    Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .......................................      7,265,000      6,347,721
    Nevada Power Co., Series B, 5.80%, 11/01/32 ..................................................      6,500,000      5,898,490
Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured, 6.125%, 7/20/41 ..      2,265,000      2,325,476
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 .................................        755,000        769,232
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .........................................     45,900,000     36,828,783
Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05 ..................................................      1,500,000      1,530,360
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
    7/01/12 ......................................................................................      1,500,000      1,600,410
    7/01/22 ......................................................................................      3,250,000      3,417,603
Glendale IDA,
    Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
    Pre-Refunded, 7.00%, 7/01/14 .................................................................      1,000,000      1,118,910
    Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
    Pre-Refunded, 7.125%, 7/01/20 ................................................................      1,250,000      1,405,350
    Educational Facilities Revenue, American Graduate School International, Refunding, Connie Lee
    Insured, 5.875%, 7/01/15 .....................................................................      2,200,000      2,281,598
    Midwestern University, Series A, 5.375%, 5/15/28 .............................................     15,000,000     13,721,250
    Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/16 ..........................        455,000        475,448
    Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/26 ..........................        340,000        349,013
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/16 ................................      1,485,000      1,620,269
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/26 ................................      1,660,000      1,811,209

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%,
    10/01/12 .......................................................................................    $ 3,630,000    $ 3,847,546
    10/01/22 .......................................................................................      4,000,000      4,247,960
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ......................................      2,700,000      2,779,974
Maricopa County COP, 6.00%, 6/01/04 ................................................................      8,000,000      8,271,680
Maricopa County GO,
    School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.65%, 7/01/11 ................        500,000        534,500
    School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ..............      3,500,000      3,660,930
    School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ...............      6,300,000      6,655,068
    School District No. 11, Peoria Unified, Refunding, MBIA Insured, 7.00%, 7/01/10 ................      2,800,000      2,884,504
    School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 ..............      2,000,000      2,061,580
    School District No. 98, Fountain Hills Unified, FGIC Insured, 6.625%, 7/01/10 ..................        475,000        488,115
    School District No. 98, Fountain Hills Unified, FGIC Insured, Pre-Refunded, 6.625%, 7/01/10 ....        825,000        848,727
    UHSD No. 210, Series A, Pre-Refunded, 5.70%, 7/01/15 ...........................................        500,000        531,525
    USD No. 41, Gilbert, 6.25%, 7/01/15 ............................................................      2,000,000      2,086,360
    USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14 ...............      1,175,000      1,231,447
    USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 ............................      1,000,000      1,097,590
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ...............................      1,600,000      1,721,504
Maricopa County Hospital Revenue, Sun Health Corp.,
    5.30%, 4/01/29 .................................................................................     15,595,000     12,539,472
    Refunding, 5.80%, 4/01/08 ......................................................................      3,870,000      3,851,114
    Refunding, 5.90%, 4/01/09 ......................................................................      2,120,000      2,108,637
    Refunding, 6.125%, 4/01/18 .....................................................................     15,650,000     15,103,033
Maricopa County IDA,
    Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16     13,100,000     11,229,320
    Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/21     17,600,000     14,410,704
    Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 ........................................      1,445,000      1,483,249
    Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 ..........................      1,305,000      1,340,600
    Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ...............................     20,475,000     18,997,319
    Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured, ETM,
      7.00%, 12/01/13 ..............................................................................      1,890,000      2,236,210
    Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured, ETM,
      7.00%, 12/01/16 ..............................................................................     17,800,000     18,248,916
    IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ............................................      5,000,000      5,045,650
    MFHR, Arborwood Apartments Project, Series A, MBIA Insured, 5.05%, 10/01/29 ....................      1,750,000      1,576,960
    MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 .................      2,105,000      2,141,353
    MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 ................      1,235,000      1,168,014
    Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC Insured, 5.40%, 12/01/22      1,000,000        975,890
Maricopa County IDAR, SFMR, GNMA Secured, 8.00%, 9/01/09 ...........................................        155,000        156,108
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 .................................................................................     40,000,000     40,555,600
    5.625%, 1/01/29 ................................................................................      4,000,000      4,029,240
Mohave County Hospital District No. 1 GO, Kingman Regional Medical Center Project, FGIC Insured,
    6.50%, 6/01/15 .................................................................................      1,500,000      1,543,785
Mohave County IDA,
    Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 .................................      1,585,000      1,647,259
    Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 .......................      1,500,000      1,602,555
    Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 .......................      4,675,000      5,055,405
    IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ............................................      4,100,000      4,265,517
    IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ..................................     10,000,000     10,084,000
    IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ..................................      5,000,000      5,042,000
Navajo County PCR, Arizona Public Service Co., Series A, Refunding, 5.875%, 8/15/28 ................     54,500,000     53,725,010
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, Refunding, MBIA Insured,
    7.20%, 6/01/08 .................................................................................      6,350,000      6,543,421
Northern Arizona University System Revenue, Refunding, FGIC Insured, 6.40%, 6/01/07 ................      2,750,000      2,871,413
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%, 3/15/28 ....      8,690,000      8,625,955
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.75%, 7/01/17 ..        500,000        512,980
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding, FGIC Insured, 6.625%,
    7/01/06 ........................................................................................        240,000        243,938
Phoenix Airport Revenue,
    Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ..............................................        700,000        747,733
    Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ..............................................      1,680,000      1,794,274
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ..............................................      1,785,000      1,902,239

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Phoenix Airport Revenue, (cont.)
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ........................    $   570,000    $   606,412
    Series D, MBIA Insured, 6.30%, 7/01/10 ...................................      1,800,000      1,922,436
    Series D, MBIA Insured, 6.40%, 7/01/11 ...................................      3,825,000      4,076,226
    Series D, MBIA Insured, 6.40%, 7/01/12 ...................................        820,000        872,382
Phoenix Civic Improvement Corp. Excise Tax Revenue,
    Adams Street Garage Project, senior lien, Series B, 5.30%, 7/01/20 .......        690,000        676,676
    Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 .......      2,985,000      2,902,524
    Adams Street Garage Project, senior lien, Series B, 5.375%, 7/01/29 ......      4,730,000      4,578,262
    Municipal Courthouse Project, senior lien, Series A, 5.25%, 7/01/20 ......      4,075,000      3,962,204
    Municipal Courthouse Project, senior lien, Series A, 5.25%, 7/01/24 ......      3,860,000      3,692,939
    Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 .....     18,310,000     17,722,615
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA
    Insured, Pre-Refunded, 6.90%, 7/01/21 ....................................      1,000,000      1,104,240
Phoenix Civic Improvement Corp. Wastewater System Revenue,
    junior lien, FGIC Insured, 6.00%, 7/01/19 ................................      3,000,000      3,168,450
    7/01/20 ..................................................................      3,670,000      3,851,408
    7/01/24 ..................................................................     19,840,000     20,704,826
Phoenix Civic Improvement Corp. Water System Revenue,
    junior lien, MBIA Insured, 5.375%, 7/01/22 ...............................      8,130,000      8,062,277
    Pre-Refunded, 5.95%, 7/01/15 .............................................      1,090,000      1,171,205
    Pre-Refunded, 5.95%, 7/01/16 .............................................      3,665,000      3,938,043
    Pre-Refunded, 6.00%, 7/01/19 .............................................      3,000,000      3,231,120
    Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .......................      4,300,000      4,507,819
    Phoenix GO,
    5.25%, 7/01/22 ...........................................................      5,420,000      5,275,449
    5.375%, 7/01/25 ..........................................................      3,625,000      3,554,131
    Refunding, 6.375%, 7/01/13 ...............................................      5,000,000      5,219,800
Phoenix HFC, Mortgage Revenue,
    Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 .......................      2,750,000      2,812,013
    Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .....      1,750,000      1,798,300
    Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .....      2,260,000      2,310,308
Phoenix IDA,
    Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16      3,500,000      3,605,805
    SFMR, FNMA Insured, 6.30%, 12/01/12 ......................................        605,000        636,738
    SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ..................      2,000,000      1,915,380
Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.3%,
    6/01/09 ..................................................................      1,500,000      1,587,375
Phoenix Street and Highway Revenue,
    ETM, 6.80%, 7/01/03 ......................................................      1,000,000      1,064,540
    Refunding, 6.60%, 7/01/07 ................................................      5,000,000      5,259,750
Pima County IDA,
    Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's
      Hospital, BIG Insured, 8.00%, 7/01/13 ..................................         65,000         65,245
    Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's
      Hospital, MBIA Insured, 6.75%, 7/01/10 .................................      2,250,000      2,333,295
    MFR, Series A, FNMA Insured, 6.00%, 12/01/21 .............................      2,720,000      2,799,750
    SFMR, GNMA Secured, 6.40%, 11/01/09 ......................................        760,000        799,923
    SFMR, GNMA Secured, 8.125%, 9/01/20 ......................................        715,000        722,150
    SFMR, GNMA Secured, 6.75%, 11/01/27 ......................................      3,425,000      3,567,857
    SFMR, Refunding, Series A, 7.625%, 2/01/12 ...............................      2,155,000      2,205,535
    SFMR, Refunding, Series A, 6.50%, 2/01/17 ................................        590,000        615,901
Pima County IDAR,
    MFHR, Housing Ria Nova and Villa Projects, GNMA Secured, 5.20%, 12/20/31 .      2,370,000      2,194,478
    Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 .......................      2,250,000      2,315,363
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 ...........      1,410,000      1,446,195
Pinal County USD, No. 43, Apache Junction Improvement,
    FGIC Insured, 7.15%, 7/01/05 .............................................        355,000        359,935
    Refunding, Series A, FGIC Insured, 5.85%, 7/01/15 ........................      2,500,000      2,602,875
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA
    Insured, Pre-Refunded, 9.00%, 7/01/09 ....................................         75,000         87,008
Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 ....................      4,850,000      5,323,215

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                               AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 ................................................    $  2,000,000    $  1,820,800
    Series B, 6.00%, 7/01/39 ................................................      19,600,000      20,634,488
    Series Y, 5.00%, 7/01/36 ................................................       9,000,000       8,364,510
Puerto Rico Commonwealth Infrastructure Financing Authority Special Revenue,
    Series A,
    7.75%, 7/01/08 ..........................................................       1,550,000       1,555,844
    7.50%, 7/01/09 ..........................................................         335,000         336,263
    5.00%, 7/01/28 ..........................................................      10,000,000       9,385,700
Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.375%, 7/01/30 .................................       5,000,000       4,915,700
    Series X, 5.50%, 7/01/25 ................................................       2,250,000       2,225,768
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA
    Secured, 7.65%, 10/15/22 ................................................         145,000         148,012
Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..............................       1,145,000       1,168,931
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ..          40,000          46,996
Puerto Rico Industrial Tourist Educational Medical and
    Environmental Control Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ...........................       5,225,000       5,351,027
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24       1,950,000       2,047,130
Puerto Rico Industrial Tourist Educational Medical and Environmental
    Control Facilities Revenue, San Lucas and Cristo Project,
    Refunding, Series A, 5.75%, 6/01/29 .....................................       2,000,000       1,707,780
Salt River Project Agricultural Improvement and Power District Electric
    System Revenue, Refunding, Series A, 5.75%, 1/01/13 .....................       2,435,000       2,511,629
    Series A, 6.00%, 1/01/31 ................................................       3,600,000       3,604,860
    Series A, MBIA Insured, 6.00%, 1/01/31 ..................................       1,845,000       1,847,841
    Series C, 6.20%, 1/01/12 ................................................       5,925,000       6,153,823
    Series C, 6.25%, 1/01/19 ................................................       9,975,000      10,292,703
    Series D, 6.25%, 1/01/27 ................................................       4,890,000       5,023,252
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ......       8,000,000       8,322,960
Scottsdale GO,
    5.50%, 7/01/22 ..........................................................       3,000,000       3,008,070
    5.00%, 7/01/24 ..........................................................       8,225,000       7,589,700
Scottsdale IDA Hospital Revenue, Scottsdale Memorial Hospital,
    Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15 ......................       1,250,000       1,264,662
Sedona Sewer Sales Tax Revenue, Refunding,
    6.75%, 7/01/07 ..........................................................       3,800,000       4,075,145
    7.00%, 7/01/12 ..........................................................       5,000,000       5,325,500
Surprise Municipal Property Corp. Excise Tax Revenue,
    FGIC Insured, 5.70% 7/01/20 .............................................       6,500,000       6,663,020
Tucson Airport Authority Revenue,
    Series A, MBIA Insured, 6.875%, 6/01/20 .................................       1,090,000       1,121,827
    Series B, MBIA Insured, 7.125%, 6/01/15 .................................       1,175,000       1,221,460
    Series B, MBIA Insured, 7.25%, 6/01/20 ..................................       1,125,000       1,169,504
Tucson IDA, MFR, La Entrada, Refunding, 7.40%, 7/01/26 ......................       1,780,000       1,849,116
Tucson Water Revenue System, Series D, FGIC Insured, 5.25%, 7/01/23 .........       2,000,000       1,947,960
University of Arizona System Revenue, Pre-Refunded,
    6.25%, 6/01/11 ..........................................................       1,000,000       1,078,570
    6.35%, 6/01/14 ..........................................................       1,300,000       1,406,573
University of Arizona University Revenues, Arizona Board of Regents
    System, Series A, FGIC Insured, 5.80%, 6/01/24 ..........................       2,000,000       2,034,120
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding Series A,
    5.50%, 10/01/13 .........................................................       2,500,000       2,492,974
    10/01/22 ................................................................       3,750,000       3,509,062
Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
    5.30%, 7/01/18 ..........................................................       2,475,000       2,397,185
Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.50%, 7/01/17 ..........................................................       1,500,000       1,402,680
Yavapai County IDA, IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 .....       6,000,000       5,643,000
Yuma IDA, Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA
    Secured, 5.50%, 12/20/32 ................................................       2,000,000       1,938,200
                                                                                                  -----------
TOTAL LONG TERM INVESTMENTS (COST $778,298,913) .............................                     777,341,272
                                                                                                  -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                              PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                           AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS .5%

Maricopa County Pollution Control Corp. PCR, Public Service Co.,
    Refunding, Series B, Daily VRDN and Put, 4.10%, 5/01/29 .............    $  1,000,000    $  1,000,000
Maricopa County Pollution Control Corp. PCR, Southern California
    Edison Co., Series A, Daily VRDN and Put, 4.05%, 6/01/35 ............         400,000         400,000
Pinal County IDA, PCR, Magma-Copper Co., Newmont Mining Corp.,
    Daily VRDN and Put, 3.30%, 12/01/09 .................................       1,100,000       1,100,000
University of Arizona COP, Student Union Bookstore Project, Series B,
    AMBAC Insured, Weekly VRDN and Put, 4.20%, 6/01/24 ..................       1,500,000       1,500,000
                                                                                             ------------
TOTAL SHORT TERM INVESTMENTS (COST $4,000,000) ..........................                       4,000,000
                                                                                             ------------
TOTAL INVESTMENTS (COST $782,298,913) 98.9% .............................                     781,341,272
                                                                                             ------------
OTHER ASSETS, LESS LIABILITIES 1.1% .....................................                       8,991,556
                                                                                             ------------
NET ASSETS 100.0% .......................................................                    $790,332,828
                                                                                             ============


See glossary of terms on page 115.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

58                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND


                                                  SIX MONTHS ENDED
                                                  AUGUST 31,                          YEAR ENDED FEBRUARY 28,
                                                     2000          ---------------------------------------------------------------
CLASS A                                           (UNAUDITED)          2000          1999         1998        1997         1996(f)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  10.90       $  12.05      $  12.11      $  11.80    $  11.84     $  11.38
                                                    ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................          .30            .59           .60           .63         .66          .67
  Net realized and unrealized gains (losses) ..          .45          (1.13)          .02           .39        (.04)         .45
                                                    ----------------------------------------------------------------------------
Total from investment operations ..............          .75           (.54)          .62          1.02         .62         1.12
                                                    ----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................         (.30)(d)       (.60)(e)      (.60)         (.64)       (.66)        (.66)
  Net realized gains ..........................         --             (.01)         (.08)         (.07)       --           --
                                                    ----------------------------------------------------------------------------
Total distributions ...........................         (.30)          (.61)         (.68)         (.71)       (.66)        (.66)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ................     $  11.35       $  10.90      $  12.05      $  12.11    $  11.80     $  11.84
                                                    ============================================================================
Total return(b) ...............................         6.97%         (4.57)%        5.24%         8.86%       5.44%       10.12%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $271,630       $264,563      $301,381      $266,599    $236,609     $215,609
Ratios to average net assets:
  Expenses ....................................          .71%(c)        .70%          .70%          .71%        .71%         .71%
  Net investment income .......................         5.36%(c)       5.18%         4.93%         5.28%       5.59%        5.73%
Portfolio turnover rate .......................        26.48%         29.30%        12.60%        22.97%      14.13%       17.58%


CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  10.96       $  12.11      $  12.17      $  11.84    $  11.87     $  11.40
                                                    ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................          .27            .53           .54           .57         .59          .50
  Net realized and unrealized gains (losses) ..          .45          (1.14)          .02           .40        (.02)         .46
                                                    ----------------------------------------------------------------------------
Total from investment operations ..............          .72           (.61)          .56           .97         .57          .96
                                                    ----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................         (.27)(d)       (.53)(e)      (.54)         (.57)       (.60)        (.49)
  Net realized gains ..........................         --             (.01)         (.08)         (.07)       --           --
                                                    ----------------------------------------------------------------------------
Total distributions ...........................         (.27)          (.54)         (.62)         (.64)       (.60)        (.49)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ................     $  11.41       $  10.96      $  12.11      $  12.17    $  11.84     $  11.87
                                                    ============================================================================
Total return(b) ...............................         6.64%         (5.08)%        4.63%         8.39%       4.93%        8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 22,273       $ 20,564      $ 21,899      $ 10,855    $  5,654     $  1,656
Ratios to average net assets:
  Expenses ....................................         1.26%(c)       1.25%         1.26%         1.27%       1.28%        1.29%(c)
  Net investment income .......................         4.80%(c)       4.63%         4.38%         4.72%       4.99%        5.12%(c)
Portfolio turnover rate .......................        26.48%         29.30%        12.60%        22.97%      14.13%       17.58%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.002.

(e) Includes distributions in excess of net investment income in the amount of $.006 and $.005 for Class A and Class C, respectively.

(f) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

                       See notes to financial statements.                    59

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                  PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                            AMOUNT         VALUE
----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.3%
(b) Arapahoe County Building Finance Corp. COP, AMBAC Insured, 5.25%, 2/15/21....  $ 8,995,000  $ 8,720,653
    Arapahoe County Capital Improvement Transportation Fund Highway Revenue,
      Vehicle Registration, Series A, MBIA Insured, 6.15%, 8/31/26 ..............    8,000,000    8,316,640
    Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ...............      805,000      839,655
    Arapahoe County MFR, Housing Development Reserve, South Creek
      Project, Series A, FSA Insured, 6.45%, 6/01/32 ............................    3,120,000    3,268,918
    Arvada IDR, Wanco Inc. Project,
      5.25%, 12/01/07 ...........................................................      100,000      100,111
      5.80%, 12/01/17 ...........................................................      480,000      474,802
    Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ........    1,000,000    1,035,090
    Aurora COP, Refunding, 6.25%, 12/01/09 ......................................    2,850,000    3,016,298
    Bayfield School District No. 10, MBIA Insured, Pre-Refunded,
      6.65%, 6/01/15 ............................................................    1,000,000    1,092,040
    Boulder County Hospital Revenue, Longmont United Hospital Project,
      5.50%, 12/01/12 ...........................................................    1,000,000      930,730
      5.80%, 12/01/13 ...........................................................    2,000,000    1,908,540
      5.60%, 12/01/17 ...........................................................    3,385,000    3,017,592
      5.875%, 12/01/20 ..........................................................    1,285,000    1,166,240
      Pre-Refunded, 8.20%, 12/01/20 .............................................    3,000,000    3,055,890
    Boulder County MFHR, Cloverbasin Village II Apartments, Series A,
      FSA Insured,
        6.10%, 10/01/24 .........................................................    1,280,000    1,306,726
        6.15%, 10/01/31 .........................................................    2,830,000    2,902,957
    Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ..............................    2,000,000    2,071,460
    Broomfield Water Activity Enterprise Water Revenue, Water
      Utility Improvements, MBIA Insured, 5.50%, 12/01/20 .......................    1,250,000    1,253,200
    Colorado Health Facilities Authority Revenue,
      Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..........    1,615,000    1,632,248
      Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ....................    1,800,000    1,559,034
      Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 .......      954,000      987,295
      Community Provider Pooled Loan Program, Series A, FSA Insured,
        7.25%, 7/15/17 ..........................................................    6,570,000    6,832,209
      Covenant Retirement Communities, 6.75%, 12/01/15 ..........................    1,750,000    1,821,750
      Covenant Retirement Communities, 6.75%, 12/01/25 ..........................    4,950,000    5,077,215
      Hospital Improvement, NCMC Inc. Project,  FSA Insured,
        5.75%, 5/15/24 ..........................................................    5,000,000    5,036,450
      Kaiser Permanente, Series A, 5.35%, 11/01/16 ..............................    8,000,000    7,470,960
      Mercy Medical Center Durango, 6.20%, 11/15/15 .............................    1,250,000    1,278,025
      National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 ......      700,000      565,425
      National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 ......    1,180,000      908,989
      National Benevolent Association, Series B, 5.25%, 2/01/18 .................      750,000      634,253
      National Benevolent Association, Series B, 5.25%, 2/01/28 .................    2,500,000    2,012,825
      National Benevolent Association, Series C, 7.00%, 3/01/24 .................    1,185,000    1,200,772
      National Benevolent Association, Series C, 7.125%, 3/01/30 ................    1,295,000    1,319,372
      Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ....................      335,000      339,087
      Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ...................      885,000      894,452
      Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ......................    1,660,000    1,405,837
      Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ......................    1,615,000    1,321,861
      PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 .........    1,000,000    1,037,650
    Colorado HFA,
      GO, Series A, 7.50%, 5/01/29 ..............................................      785,000      785,000
      MF, Series A, 6.80%, 8/01/14 ..............................................    3,030,000    3,216,406
      MF, Series A, 6.85%, 8/01/24 ..............................................    5,650,000    6,002,673
      MF, Series A, 6.875%, 8/01/30 .............................................    1,250,000    1,328,588
      MF, Series A-2, 6.00%, 10/01/28 ...........................................    1,000,000    1,013,310
      MF, Series A-2, FHA Insured, 5.45%, 10/01/29 ..............................    1,000,000      966,030
      SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 .........    2,500,000    2,502,225
      SF Program, Series A-2, 7.70%, 2/01/23 ....................................      170,000      174,005
    Colorado HFAR, MFH Insured Mortgage Project,
      Series C-3, 6.05%, 10/01/32 ...............................................    1,535,000    1,565,055
    Colorado Public Highway Authority Revenue, Highway E-470,
      Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 .........................    8,870,000    8,145,765
      Senior Series A, MBIA Insured, 5.75%, 9/01/35 .............................    9,000,000    9,116,640
      Series A, MBIA Insured, 5.75%, 9/01/29 ....................................    4,575,000    4,654,285
    Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 ..............    7,500,000    7,544,025
    Colorado Springs Utilities Revenue, Refunding and
      Improvement, Series A, 5.375%, 11/15/26 ...................................   16,920,000   16,353,686

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Colorado State Board of Community Colleges and Occupational
    Education Revenue, Red Rocks Community College Project,
    AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ..........................      $ 1,090,000      $ 1,165,929
Colorado Water Resource and Power Development
    Authority Clean Water Revenue, Series A,
    6.15%, 9/01/11 ........................................................        1,765,000        1,844,813
    6.30%, 9/01/14 ........................................................        1,000,000        1,043,380
Colorado Water Resource and Power Development
    Authority Small Water Resource Revenue, Series A, FGIC Insured,
    6.70%, 11/01/12 .......................................................          750,000          783,750
    5.80%, 11/01/20 .......................................................        2,000,000        2,058,580
Denver City and County Airport Revenue,
    Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ....................        2,000,000        1,912,060
    Series A, 7.50%, 11/15/23 .............................................        3,315,000        3,563,559
    Series A, MBIA Insured, 5.60%, 11/15/20 ...............................        1,000,000        1,007,560
    Series A, Pre-Refunded, 7.50%, 11/15/12 ...............................        3,000,000        3,249,180
    Series A, Pre-Refunded, 7.50%, 11/15/23 ...............................          685,000          771,488
    Series A, Pre-Refunded, 8.50%, 11/15/23 ...............................        4,000,000        4,108,716
    Series D, 7.75%, 11/15/13 .............................................        1,000,000        1,187,140
Denver City and County COP, Series B, AMBAC Insured,
    5.50%, 12/01/25 .......................................................       14,000,000       13,866,720
Denver City and County IDR, University of Denver
    Project, 7.50%, 3/01/11 ...............................................        1,880,000        1,937,960
Denver City and County MFHR, The Boston Lofts
    Project, Series A, FHA Insured, 5.75%, 10/01/27 .......................        1,500,000        1,479,675
Denver City and County Revenue, Children's Hospital
    Association Project, FGIC Insured, 6.00%, 10/01/15 ....................        3,150,000        3,239,712
Denver City and County Special Facilities
    Airport Revenue, United Airlines Inc. Project,
    Series A,  6.875%, 10/01/32 ...........................................        2,000,000        2,008,640
Donala Water and Sanitary District GO, Improvement, Series B,
    Pre-Refunded, 6.50%, 12/01/14 .........................................          995,000        1,039,875
Douglas County MFR, Housing Mortgage, Parker Hilltop
    Project, FHA Insured, 5.45%, 8/01/28 ..................................        2,000,000        1,908,980
Douglas County School District No. 1 GO, Douglas and
    Elbert Counties, Improvement, Series A, MBIA Insured,
    6.50%, 12/15/16 .......................................................          230,000          243,607
    Pre-Refunded, 6.50%, 12/15/16 .........................................        2,000,000        2,175,220
El Paso County School District No. 38 GO, 6.00%, 12/01/24 .................        1,500,000        1,562,730
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ...        5,325,000        5,400,668
Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05           30,000           30,000
    Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
    12/01/19 ..............................................................        1,500,000        1,543,110
    12/01/24 ..............................................................        1,000,000        1,019,270
Greeley MFR, Housing Mortgage, Creek Stone Project,
    FHA Insured, 5.95%, 7/01/28 ...........................................        1,000,000        1,005,350
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 .................................          400,000          423,384
    Series A, 6.50%, 10/01/23 .............................................          800,000          845,360
Guam Power Authority Revenue, Series A, Pre-Refunded,
    6.375%, 10/01/08 ......................................................        1,000,000        1,061,410
Jefferson County District Wide Sales Tax Revenue,
    Local ID, MBIA Insured, 6.30%, 6/01/22 ................................        7,450,000        7,577,693
Jefferson County SFMR, Refunding, Series A,
    MBIA Insured, 8.875%, 10/01/13 ........................................          150,000          155,379
La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
    5.75%, 4/01/14 ........................................................        2,090,000        1,853,328
    6.00%, 4/01/19 ........................................................        1,000,000          856,240
    6.10%, 4/01/24 ........................................................        1,000,000          843,290
Lakewood MFHR Mortgage, FHA Insured Mortgage,
    6.65%, 10/01/25 .......................................................        1,235,000        1,295,107
    6.70%, 10/01/36 .......................................................        3,025,000        3,177,309
Larimer County Sales and Use Tax Revenue, AMBAC Insured,
    5.625%, 12/15/18 ......................................................        3,045,000        3,098,196
Las Animas County School District No. 1, Refunding,
    6.15%, 12/01/08 .......................................................        1,000,000        1,059,090
    6.20%, 12/01/10 .......................................................          935,000          992,820
Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ...................          105,000          109,347
Montrose County COP, 6.35%, 6/15/06 .......................................        1,850,000        1,948,827
Mountain College Residence Hall Revenue Authority, MBIA
    Insured, 5.75%, 6/01/23 ...............................................        2,000,000        2,028,760
Post-secondary Educational Facilities Authority Revenue,
    Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 ...............        1,000,000        1,036,950
Pueblo Board Waterworks Water Revenue, Improvement,
    Series A, FSA Insured, 6.00%, 11/01/21 ................................        4,300,000        4,594,421
Pueblo County, MBIA Insured, 6.00%, 6/01/16 ...............................        4,395,000        4,567,064
Pueblo County COP, Public Parking, 6.90%, 7/01/15 .........................          480,000          487,973

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                              PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                          AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Pueblo County School District No. 70 GO, Pueblo Rural,
    AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 .....................      $   1,000,000       $   1,074,850
    FGIC Insured, 6.00%, 12/01/19 ....................................          3,995,000           4,187,839
Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding,
    AMBAC Insured, 6.10%, 12/01/15 ...................................          1,000,000           1,035,650
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
    Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ..............             55,000              63,806
Puerto Rico Industrial Tourist Educational Medical
    and Environmental Control Facilities Financing
    Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/22 ...................          1,335,000           1,251,296
Regional Transportation District Sales Tax Revenue,
    FGIC Insured, 6.25%, 11/01/12 ....................................            160,000             166,691
Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ..............            245,000             249,586
Summit County SFMR, Series A, 7.50%, 12/01/11 ........................             65,000              66,131
Summit County Sports Facilities Revenue, Keystone Resorts
    Project, Ralston Purina Co., Refunding,  7.875%, 9/01/08 .........          2,750,000           3,177,130
University of Colorado Hospital Authority Revenue,
    Series A, AMBAC Insured, 5.00%, 11/15/29 .........................         11,865,000          10,689,416
University of Colorado Revenue, Enterprise System,
    Refunding, Series A, MBIA Insured, 5.00%, 6/01/24 ................          3,375,000           3,101,963
Virgin Islands PFA Revenue, senior lien, Fund
    Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..................................................          2,500,000           2,497,700
    5.50%, 10/01/22 ..................................................          2,500,000           2,339,375
Westminster City Sales and Use Tax Revenue,
    Refunding and Improvement, FGIC Insured, 7.00%, 12/01/08 .........          2,000,000           2,031,660
Westminster COP, Ice Centre Project, AMBAC Insured,
    5.75%, 6/15/20 ...................................................          5,000,000           5,132,850
    5.40%, 1/15/23 ...................................................          4,400,000           4,321,240
                                                                                                -------------
TOTAL LONG TERM INVESTMENTS (COST $287,767,024) ......................                            291,737,747
                                                                                                -------------

(a) SHORT TERM INVESTMENTS 1.4%

Colorado Health Facilities Authority Revenue, North Colorado
    Medical Center, MBIA Insured, Weekly  VRDN and Put, 4.20%, 5/15/20          1,000,000           1,000,000
Colorado Springs Revenue, YMCA of Pike Peak Region, Weekly
    VRDN and Put, 4.30%, 11/01/17 ....................................            250,000             250,000
Puerto Rico Commonwealth Government Development Bank,
    Refunding, MBIA Insured, Weekly VRDN and Put, 3.75%, 12/01/15 ....          1,400,000           1,400,000
Puerto Rico Commonwealth Highway and Transportation
    Authority Revenue, Series A, AMBAC Insured, Weekly VRDN and Put,
    3.50%, 7/01/28 ...................................................          1,500,000           1,500,000
                                                                                                -------------
TOTAL SHORT TERM INVESTMENTS (COST $4,150,000) .......................                              4,150,000
                                                                                                -------------
TOTAL INVESTMENTS (COST $291,917,024) 100.7% .........................                            295,887,747
OTHER ASSETS, LESS LIABILITIES (.7)% .................................                             (1,984,242)
                                                                                                -------------
NET ASSETS 100.0% ....................................................                          $ 293,903,505
                                                                                                =============

See glossary of terms on page 115.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.




62                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    SIX MONTHS
                                                    AUGUST 31,                 ENDED YEAR ENDED FEBRUARY 28,
                                                      2000         -------------------------------------------------------------
CLASS A                                             (UNAUDITED)      2000         1999          1998         1997        1996(e)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $   10.06       $  11.27    $  11.23      $  10.92    $   10.96    $   10.64
                                                   ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................          .28            .56         .58           .60          .61          .62
  Net realized and unrealized gains (losses) ..          .40          (1.21)        .04           .32         (.02)         .32
                                                   ----------------------------------------------------------------------------
Total from investment operations ..............          .68           (.65)        .62           .92          .59          .94
                                                   ----------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................         (.28)          (.56)       (.58)         (.60)        (.63)        (.62)
  In excess of net investment income ..........         --             --            --(d)       (.01)        --           --
                                                   ----------------------------------------------------------------------------
Total distributions ...........................         (.28)          (.56)       (.58)         (.61)        (.63)        (.62)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period ................    $   10.46       $  10.06    $  11.27      $  11.23    $   10.92    $   10.96
                                                   ============================================================================
Total return(b) ...............................         6.86%         (5.90)%      5.62%         8.62%        5.52%        9.04%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $ 210,013       $207,745    $245,016      $203,643    $ 183,649    $ 167,045
Ratios to average net assets:
  Expenses ....................................          .72%(c)        .71%        .72%          .73%         .72%         .73%
  Net investment income .......................         5.50%(c)       5.26%       5.08%         5.41%        5.62%        5.70%
Portfolio turnover rate .......................         2.95%         30.61%       5.87%        18.54%       14.53%        3.88%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $   10.10       $  11.30    $  11.26      $  10.94    $   10.97    $   10.65
                                                   ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................          .25            .50         .52           .55          .60          .47
  Net realized and unrealized gains (losses) ..          .39          (1.20)        .03           .31         (.07)         .31
                                                   ----------------------------------------------------------------------------
Total from investment operations ..............          .64           (.70)        .55           .86          .53          .78
                                                   ----------------------------------------------------------------------------
Less distributions from net investment income .         (.25)          (.50)       (.51)(d)      (.54)        (.56)        (.46)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period ................    $   10.49       $  10.10    $  11.30      $  11.26    $   10.94    $   10.97
                                                   ============================================================================
Total return(b) ...............................         6.45%         (6.32)%      5.02%         8.08%        5.03%        7.45%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $  23,952       $ 25,007    $ 23,443      $  8,636    $   4,149    $   1,656
Ratios to average net assets:
  Expenses ....................................         1.28%(c)       1.26%       1.28%         1.29%        1.29%        1.30%(c)
  Net investment income .......................         4.96%(c)       4.73%       4.53%         4.85%        5.01%        5.12%(c)
Portfolio turnover rate .......................         2.95%         30.61%       5.87%        18.54%       14.53%        3.88%



(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.002.

(e) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.


                       See notes to financial statements.                    63

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                           PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
Bridgeport GO,
  Series A, FGIC Insured, 5.875%, 7/15/19 .........................................................       $ 1,000,000    $ 1,048,030
  Series B, 7.55%, 11/15/00 .......................................................................           715,000        717,610
  Series B, Pre-Refunded, 7.75%, 11/15/10 .........................................................         2,750,000      2,822,105
Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project, Baptist
  Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ................................         2,000,000      1,976,380
Connecticut State Development Authority First Mortgage Revenue, Health Care Project,
  Church Homes Inc., Refunding, 5.80%, 4/01/21 ....................................................         4,000,000      3,392,160
  Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ...................................         1,100,000        939,301
Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project, Refunding,
  Asset Guaranteed, 5.00%, 9/01/21 ................................................................         2,000,000      1,781,160
Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer Inc.
  Project, 7.00%, 7/01/25 .........................................................................         2,000,000      2,185,460
Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co. Project,
  6.15%, 4/01/35 ..................................................................................         1,000,000      1,006,120
  6.00%, 9/01/36 ..................................................................................        10,000,000      9,898,000
  Refunding, 7.25%, 6/01/20 .......................................................................         1,000,000      1,025,040
Connecticut State Health and Educational Facilities Authority Revenue,
  Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ..................................         2,000,000      2,075,460
  Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ........................................         5,000,000      4,593,000
  Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ............................           200,000        205,686
  Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ...................................         3,250,000      3,289,845
  Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 .........................         1,250,000      1,250,388
  Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 ......................         1,500,000      1,650,540
  Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ...........................         1,000,000      1,017,950
  Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ......................         3,500,000      3,541,860
  Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed, 6.00%, 7/01/25 .......         9,195,000      9,489,603
  Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ....................................         2,500,000      2,415,725
  Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ....................................         8,000,000      7,964,880
  Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 ......................................         2,000,000      2,026,120
  Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 .....................................         1,245,000      1,348,347
  Hartford University, Series D, 6.80%, 7/01/22 ...................................................         5,000,000      5,069,600
  Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 .................................         3,800,000      3,479,584
  Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ..........................         1,000,000      1,000,310
  Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 .................................         7,205,000      6,167,552
  Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ..................................        17,000,000     14,082,460
  Lutheran General Health Care System, ETM, 7.375%, 7/01/19 .......................................           500,000        598,755
  New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ...........................         1,000,000      1,078,540
  New Horizons Village Project, 7.30%, 11/01/16 ...................................................         2,905,000      3,191,782
  Sacred Heart University, Refunding, Series E, Asset Guaranteed, 5.00%, 7/01/28 ..................         4,000,000      3,574,680
  Sacred Heart University, Series C, 6.50%, 7/01/16 ...............................................           235,000        242,518
  Sacred Heart University, Series C, 6.625%, 7/01/26 ..............................................           785,000        803,385
  Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .................................           765,000        850,152
  Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ................................         6,215,000      6,946,070
  Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 .................................         1,000,000      1,103,620
  Series C, MBIA Insured, 7.00%, 1/01/20 ..........................................................           125,000        128,271
  Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ............................................         1,140,000      1,172,410
  St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ........................................         4,615,000      3,966,269
  St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 .......................................         3,510,000      3,115,265
  Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ........................................         2,000,000      2,048,240
  University of Connecticut Foundation, Series A, 5.375%, 7/01/29 .................................         1,250,000      1,192,725
  Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ...................................         8,000,000      7,236,480
  Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 ......................         4,000,000      4,024,680
Connecticut State HFA,
  Housing Mortgage Finance Program, Series B, 6.75%, 11/15/23 .....................................        14,705,000     15,438,927
  Housing Mortgage Finance Program, Series C-1, 6.60%, 11/15/23 ...................................           440,000        459,026
  Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ...................................         1,500,000      1,576,350
  Housing Mortgage Finance Program, Series C-2, 6.70%, 11/15/22 ...................................         1,250,000      1,291,663
  Housing Mortgage Finance Program, Series E, 6.30%, 5/15/17 ......................................         2,215,000      2,316,159
  Housing Mortgage Finance Program, Sub Series B-1, 6.30%, 5/15/25 ................................           700,000        724,990
  Housing Mortgage Finance Program, Sub Series B-1, 5.30%, 11/15/28 ...............................         1,700,000      1,634,958
  Housing Mortgage Finance Program, Sub Series C-2, 5.85%, 11/15/28 ...............................         1,415,000      1,409,043

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Connecticut State HFA,(cont.)
  Housing Mortgage Finance Program, Sub Series D-1, 5.55%, 11/15/28 ............................       $ 1,000,000      $  985,890
  Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 ............................         1,840,000       1,777,974
  Housing Mortgage Finance Program, Sub Series G-1, 6.20%, 11/15/16 ............................         1,115,000       1,147,112
  Special Obligation, Group Home Mortgage, Group Home Five, AMBAC Insured, 5.85%, 6/15/30 ......           500,000         508,015
Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education Loan
  Program,
  Series A, 7.00%, 11/15/05 ....................................................................           675,000         696,020
  Series A, 7.20%, 11/15/10 ....................................................................           205,000         211,441
  Series A, 7.50%, 11/15/10 ....................................................................           325,000         325,579
  Series A, AMBAC Insured, 6.00%, 11/15/18 .....................................................         2,000,000       2,108,220
Connecticut State Housing Authority, Housing Finance Project, Series B, 6.10%, 11/15/31 ........         2,715,000       2,768,513
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Lisbon
  Project,
  Series A, 5.50%, 1/01/15 .......................................................................         8,000,000       6,957,520
Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .....................................................           200,000         228,520
Guam Airport Authority Revenue, Series B,
  6.60%, 10/01/10 ..............................................................................           250,000         266,200
  6.70%, 10/01/23 ..............................................................................         1,300,000       1,380,236
Guam Power Authority Revenue,
  Refunding, Series A, 5.25%, 10/01/34 .........................................................         4,000,000       3,691,240
  Series A, Pre-Refunded, 6.75%, 10/01/24 ......................................................         5,500,000       6,127,660
New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ...........................................         4,545,000       4,832,380
Plainfield GO,
  Series 1988, 7.30%, 9/01/10 ..................................................................           150,000         157,190
  Series 1991, 7.25%, 9/01/05 ..................................................................           335,000         351,164
  Series 1991, 7.30%, 9/01/07 ..................................................................           335,000         351,090
  Series 1991, 7.30%, 9/01/09 ..................................................................           335,000         351,325
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 ..................         1,775,000       1,831,268
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, 5.00%, 7/01/38          2,500,000       2,276,000
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ................           775,000         799,847
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .........         4,845,000       4,308,707
Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19 ...................         4,000,000       4,382,840
Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ......................................         1,130,000       1,168,590
University of Connecticut Revenue, Student Fee, Series A, FGIC Insured, 6.00%, 11/15/25 ........         1,500,000       1,574,715
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
  10/01/13 .....................................................................................         2,500,000       2,492,975
  10/01/22 .....................................................................................         2,500,000       2,339,375
Virgin Islands Water and Power Authority Electric System Revenue,
  Refunding, 5.30%, 7/01/18 ....................................................................         1,500,000       1,452,840
  Refunding, 5.30%, 7/01/21 ....................................................................         1,000,000         953,860
  Series A, Pre-Refunded, 7.40%, 7/01/11 .......................................................         5,435,000       5,663,161
Waterbury GO, Pre-Refunded,
  7.25%, 3/01/04 ...............................................................................           785,000         811,235
  7.50%, 3/01/07 ...............................................................................           780,000         806,996
                                                                                                                     -------------
TOTAL LONG TERM INVESTMENTS (COST $232,104,303) ................................................                       229,670,932
                                                                                                                     -------------
(a) SHORT TERM INVESTMENTS .7%
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
  and Put, 3.75%, 12/01/15 .....................................................................         1,100,000       1,100,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
  Weekly VRDN and Put, 3.50%, 7/01/28 ..........................................................           600,000         600,000
                                                                                                                     -------------
TOTAL SHORT TERM INVESTMENTS (COST $1,700,000) .................................................                         1,700,000
                                                                                                                     -------------
TOTAL INVESTMENTS (COST $233,804,303) 98.9% ....................................................                       231,370,932
OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                         2,593,945
                                                                                                                     -------------
NET ASSETS 100.0% ..............................................................................                      $233,964,877
                                                                                                                     =============


See glossary of terms on page 115.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements                      65

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                      SIX MONTHS  ENDED                  YEAR ENDED FEBRUARY 28,
                                                       AUGUST 31, 2000  ----------------------------------------------------------
                                                         (UNAUDITED)        2000       1999        1998        1997           1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $10.52         $11.30     $11.25      $10.94      $10.95        $10.48
                                                         -------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ........................            .26            .51        .51         .53         .55           .55
  Net realized and unrealized gains (losses) ......            .26           (.78)       .06         .33        (.01)          .47
                                                         -------------------------------------------------------------------------
Total from investment operations ..................            .52           (.27)       .57         .86         .54          1.02
                                                         -------------------------------------------------------------------------
Less distributions from net investment income .....           (.26)          (.51)      (.52)       (.55)       (.55)         (.55)
                                                         -------------------------------------------------------------------------
Net asset value, end of period ....................         $10.78         $10.52     $11.30      $11.25      $10.94        $10.95
                                                         =========================================================================
Total return(b)....................................           5.02%         (2.43)%     5.17%       8.02%       5.12%         9.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $165,899       $170,907   $195,598    $139,545    $104,715       $85,967
Ratios to average net assets:
  Expenses ........................................            .76%(c)        .73%       .75%        .75%        .68%          .65%
  Expenses excluding waiver and payments by
    affiliate .....................................            .76%(c)        .75%       .78%        .82%        .84%          .85%
  Net investment income ...........................           4.94%(c)       4.72%      4.53%       4.83%       5.16%         5.12%
Portfolio turnover rate ...........................           3.15%         31.27%     16.57%      23.32%      22.54%         3.35%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


66                        See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                          PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.8%
BONDS 95.6%
ALABAMA 1.0%
Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee Insured, 5.80%,
  3/01/04 ...........................................................................................     $ 1,000,000    $ 1,030,450
Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 ...................................................         600,000        630,150
                                                                                                                        ------------
                                                                                                                           1,660,600
                                                                                                                        ------------
ALASKA .3%
Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04 ..............         360,000        375,149
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, 6.50%, 12/01/02.....         145,000        148,051
                                                                                                                        ------------
                                                                                                                             523,200
                                                                                                                        ------------
ARIZONA .6%
Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ...................        1,000,000      1,067,220
Phoenix HFC, Mortgage Revenue, Project A, Refunding, MBIA Insured, 6.00%, 7/01/02 ..................            5,000          5,135
                                                                                                                        ------------
                                                                                                                           1,072,355
                                                                                                                        ------------
ARKANSAS .7%
Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%, 8/01/17...        1,105,000      1,076,734
                                                                                                                        ------------
CALIFORNIA 6.3%
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 .......................................          100,000        103,615
Bakersfield PFA Revenue, Refunding, Series A, 5.80%, 9/15/05 .......................................        3,000,000      3,103,590
California Educational Facilities Authority Revenue, Pooled College and University Financing,
  Refunding, Series B, 5.90%, 6/01/03 ..............................................................        1,500,000      1,554,150
California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital, Refunding,
  Series B, 6.40%, 12/01/05 ........................................................................          300,000        312,633
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.00%, 9/02/01...          700,000        707,679
San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding, 6.60%, 12/01/02..          100,000        102,570
San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.125%,
  7/01/02 ..........................................................................................           30,000         30,062
San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ...............................          200,000        213,112
San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 ..............................          200,000        210,020
San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ...................        1,110,000      1,132,400
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ...............        1,000,000        990,130
Snowline Joint USD, COP, ETM,
  5.60%, 7/01/01 ...................................................................................          260,000        263,305
  5.70%, 7/01/02 ...................................................................................          275,000        282,719
  5.80%, 7/01/03 ...................................................................................          290,000        302,980
Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%, 10/01/05 .......          400,000        409,480
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 ..........          100,000        103,010
Susanville PFA Revenue, Series A, AMBAC Insured,
  5.90%, 9/01/02 ...................................................................................           25,000         25,500
  6.00%, 9/01/03 ...................................................................................          100,000        102,000
Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ..........................          500,000        505,690
                                                                                                                        ------------
                                                                                                                          10,454,645
                                                                                                                        ------------
COLORADO 3.0%
Denver City and County Airport Revenue, Series C, 6.25%, 11/15/00 ..................................          335,000        335,831
Denver City and County COP, Series B, AMBAC Insured, 5.75%, 12/01/16 ...............................        3,000,000      3,125,820
Montrose County COP, 6.20%, 6/15/03 ................................................................        1,500,000      1,551,855
                                                                                                                        ------------
                                                                                                                           5,013,506
                                                                                                                        ------------
CONNECTICUT 3.3%
Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
  Refunding, Series C, 6.00%, 7/01/05 ..............................................................          135,000        139,714
  Series C, ETM, 6.00%, 7/01/05 ....................................................................          425,000        451,558
Connecticut State HFA, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 ...............        2,000,000      2,107,960
Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 ......................        3,000,000      2,858,130
                                                                                                                        ------------
                                                                                                                           5,557,362
                                                                                                                        ------------
FLORIDA 3.7%
Alachua County Health Facilities Authority Revenue, Santa Fe Health Systems Project, Pre-Refunded,
  6.875%, 11/15/02 .................................................................................           90,000         92,066
Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ........................          785,000        773,775
Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ............................        1,000,000      1,012,810

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
  Program 1, Refunding, 6.60%, 11/01/03 ............................................................      $  405,000   $   417,344
  Program 2, Refunding, 6.60%, 11/01/03 ............................................................         320,000       329,754
Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
  6.20%, 12/01/08 ..................................................................................         275,000       279,931
  6.30%, 12/01/09 ..................................................................................         580,000       591,298
(b)Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A, 6.375%,
  2/15/07 ..........................................................................................       1,400,000       840,000
Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05 .......................................         785,000       813,197
Tampa Bay Water Utility System Revenue, FGIC Insured, 5.75%, 10/01/15 ..............................       1,000,000     1,051,830
                                                                                                                       -----------
                                                                                                                         6,202,005
                                                                                                                       -----------
GEORGIA 2.5%
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13 .........       1,020,000       864,695
Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
  Refunding, 6.85%, 11/01/07 .......................................................................         100,000       103,407
Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07 ......       3,105,000     3,159,927
                                                                                                                       -----------
                                                                                                                         4,128,029
                                                                                                                       -----------
HAWAII 1.7%
Hawaii State Department of Budget and Finance Special Purpose Revenue,
  Kaiser Permanente, Series A, 5.10%, 3/01/14 ......................................................       2,500,000     2,314,800
  Kapi `Olani Health Obligation, 5.60%, 7/01/06 ....................................................         500,000       498,485
                                                                                                                       -----------
                                                                                                                         2,813,285
                                                                                                                       -----------
ILLINOIS 3.2%
Chicago O'Hare International Airport Special Facilities Revenue, United Air Lines Project,
  Refunding, Series A, 5.35%, 9/01/16 ..............................................................       2,000,000     1,756,480
Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ..............         700,000       719,712
Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 ...........................         360,000       377,482
Illinois Health Facilities Authority Revenue,
  St. Elizabeth's Hospital, 6.00%, 7/01/05 .........................................................         320,000       322,758
  Victory Health Services, Series A, 5.25%, 8/15/09 ................................................       1,170,000     1,113,501
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
  Convention Center, 5.75%, 7/01/06 ................................................................       1,000,000     1,039,060
                                                                                                                       -----------
                                                                                                                         5,328,993
                                                                                                                       -----------
INDIANA 3.4%
Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ..........       2,000,000     2,070,520
Indianapolis Local Public Improvement Bond, Refunding, Series D, 6.10%, 2/01/02 ....................         100,000       102,228
Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ..............       3,500,000     3,535,000
                                                                                                                       -----------
                                                                                                                         5,707,748
                                                                                                                       -----------
KENTUCKY 1.2%
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project, Series A,
  6.75%, 2/01/02 ...................................................................................         100,000       101,645
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
  Health Center Facility, Refunding and Improvement,
  5.70%, 10/01/10 ..................................................................................       1,000,000       792,820
  5.75%, 10/01/11 ..................................................................................       1,500,000     1,167,045
                                                                                                                       -----------
                                                                                                                         2,061,510
                                                                                                                       -----------
LOUISIANA 2.4%
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.375%, 11/01/02 ....           5,000         5,139
Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1, 6.20%, 3/01/01..          80,000        80,653
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, First Stage, Loop Inc.,
  Refunding, Series B, 6.20%, 9/01/03 ..............................................................         100,000       103,206
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .......................       4,000,000     3,750,120
                                                                                                                       -----------
                                                                                                                         3,939,118
                                                                                                                       -----------
MARYLAND .1%
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A, 6.75%,
  8/01/02 ..........................................................................................         110,000       112,186
                                                                                                                       -----------
MASSACHUSETTS 8.8%
Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste Management Inc.
  Project, Series B, 6.90%, 12/01/29 ...............................................................       3,000,000     3,075,660
Massachusetts State Development Finance Agency Revenue, Loomis Community Project, First Mortgage,
  Refunding, Series A, 5.50%, 7/01/08 ..............................................................       3,225,000     3,021,890


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                   AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MASSACHUSETTS (CONT.)
Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill Project,
  Refunding, Series A,
  4.95%, 12/01/06 ...................................................................................  $2,500,000  $ 2,411,425
  5.15%, 12/01/07 ...................................................................................   2,000,000    1,931,880
  5.20%, 12/01/08 ...................................................................................   2,000,000    1,918,320
Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%, 10/01/12 ......   1,745,000    1,740,358
New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series B, 5.60%,
  6/01/02 ...........................................................................................     415,000      422,092
                                                                                                                   -----------
                                                                                                                    14,521,625
                                                                                                                   -----------
MICHIGAN 2.1%
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
  Refunding, Series B,
  5.30%, 11/01/07 ...................................................................................     815,000      767,477
  5.625%, 11/01/14 ..................................................................................     350,000      311,416
Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ....................................................   1,000,000    1,065,590
Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A, MBIA Insured,
  6.00%, 11/15/13 ...................................................................................   1,200,000    1,272,168
                                                                                                                   -----------
                                                                                                                     3,416,651
                                                                                                                   -----------
MINNESOTA .1%
Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A, 7.20%, 12/01/04 .....     200,000      208,412
                                                                                                                   -----------
MISSISSIPPI 1.4%
Perry County PCR, Leaf River Forest Project, Refunding, 5.20%, 10/01/12 .............................   2,500,000    2,344,100
                                                                                                                   -----------
MISSOURI 2.0%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08 .........   3,000,000    2,844,330
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04 ........     560,000      526,232
                                                                                                                   -----------
                                                                                                                     3,370,562
                                                                                                                   -----------
NEBRASKA .7%
Omaha Stadium Facilities Corp. Lease Revenue, Rosenblatt Stadium Project, Series A, 4.90%, 11/01/13..   1,100,000    1,074,909
                                                                                                                   -----------
NEW HAMPSHIRE .6%
New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire Catholic
Charities, Refunding, Series A, 5.10%, 8/01/04 ......................................................     940,000      914,065
                                                                                                                   -----------
NEW JERSEY 2.9%
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste Management
  Inc., Refunding, Project Series A, 6.85%, 12/01/29 ................................................   2,625,000    2,728,320
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1, 5.90%,
  1/01/15 ...........................................................................................     975,000      936,000
New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 ............................      55,000       56,052
New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center, Refunding,
  Series C, FSA Insured, ETM, 5.80%, 7/01/04 ........................................................   1,000,000    1,049,020
                                                                                                                   -----------
                                                                                                                     4,769,392
                                                                                                                   -----------
NEW YORK 11.6%
MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, 5.50%, 7/01/11 .............   2,215,000    2,287,785
MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 .....................................   1,500,000    1,575,240
New York City GO,
  Pre-Refunded, 6.50%, 8/01/04 ......................................................................     105,000      110,605
  Refunding, Series H, 5.90%, 8/01/09 ...............................................................     500,000      535,875
  Refunding, Series J, 6.00%, 8/01/08 ...............................................................   3,000,000    3,234,540
  Series B, 6.25%, 10/01/01 .........................................................................      75,000       76,545
  Series B, ETM, 6.25%, 10/01/01 ....................................................................      25,000       25,524
  Series C, 6.50%, 8/01/04 ..........................................................................     410,000      430,881
  Series C, 6.50%, 8/01/07 ..........................................................................   1,490,000    1,563,383
  Series C, Pre-Refunded, 6.50%, 8/01/07 ............................................................     360,000      379,217
  Series H, 7.00%, 2/01/05 ..........................................................................      30,000       31,434
  Series H, Pre-Refunded, 7.00%, 2/01/05 ............................................................     220,000      231,222
  Series J, 6.00%, 2/15/04 ..........................................................................   1,000,000    1,046,000
New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 ................   2,500,000    2,516,300
New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02...      90,000       92,124
New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
  Refunding, Series D, 5.60%, 2/15/07 ...............................................................     140,000      146,532
New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ..........   1,000,000    1,044,040

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge, 5.75%,
  4/01/08 ..........................................................................................  $  500,000  $   530,480
  4/01/09 ..........................................................................................   1,150,000    1,216,367
Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment, 7.00%,
  10/01/07 .........................................................................................   1,000,000    1,080,150
Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ..................   1,100,000    1,139,336
                                                                                                                  -----------
                                                                                                                   19,293,580
                                                                                                                  -----------
NORTH CAROLINA 4.5%
Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series D, 6.00%, 1/01/09 ..............................................................   1,000,000    1,031,580
  Series D, 6.45%, 1/01/14 .........................................................................   1,000,000    1,037,260
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B, 6.50%,
  1/01/09 ..........................................................................................   5,000,000    5,357,300
                                                                                                                  -----------
                                                                                                                    7,426,140
                                                                                                                  -----------
OHIO 3.1%
Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
  5.25%, 7/01/08 ...................................................................................     575,000      526,470
  5.40%, 7/01/10 ...................................................................................     775,000      687,913
  5.50%, 7/01/11 ...................................................................................     500,000      440,235
University of Akron General Receipts, FGIC Insured, 5.75%, 1/01/14 .................................   2,000,000    2,109,720
Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 .....................................................   1,275,000    1,409,806
                                                                                                                  -----------
                                                                                                                    5,174,144
                                                                                                                  -----------
OKLAHOMA 2.8%
Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital Project,
  Refunding, 6.75%, 8/01/04 ........................................................................   1,255,000    1,245,588
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA Insured,
  5.60%, 3/01/10 ...................................................................................   1,825,000    1,943,789
  6.00%, 3/01/15 ...................................................................................     700,000      738,969
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 5.75%,
  8/15/06 ..........................................................................................     790,000      775,970
                                                                                                                  -----------
                                                                                                                    4,704,316
                                                                                                                  -----------
OREGON .9%
Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project, Refunding,
  6.00%, 11/01/06 ..................................................................................     500,000      487,190
Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .....................   1,000,000      971,180
                                                                                                                  -----------
                                                                                                                    1,458,370
                                                                                                                  -----------
PENNSYLVANIA 3.7%
Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
  Refunding and Improvement, Series B, Connie Lee Insured, Pre-Refunded, 5.90%, 7/01/03 ............     100,000      104,328
Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage, Asbury
  Place Project, 6.25%, 2/01/06 ....................................................................     160,000      162,474
Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07 .....   1,135,000    1,050,477
Delaware County IDA, PCR, Peco Energy Co. Project, Mandatory Put Refunding, Series A, 5.20%,
  4/01/21 ..........................................................................................   1,000,000      994,540
Montgomery County IDA, PCR, Series B, 5.30%, 10/01/34 ..............................................   1,500,000    1,494,525
Northeastern Hospital and Educational Authority College Revenue, Kings College Project, Refunding,
  Series B, 5.60%, 7/15/03 .........................................................................     410,000      418,307
Philadelphia Gas Works Revenue, Refunding, Series A, 5.80%, 7/01/01 ................................     300,000      302,538
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
  6.50%, 1/01/10....................................................................................   1,615,000    1,620,556
                                                                                                                  -----------
                                                                                                                    6,147,745
                                                                                                                  -----------
SOUTH CAROLINA .6%
Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC Insured,
  5.25%, 1/01/10 ...................................................................................   1,000,000    1,017,620
                                                                                                                  -----------
SOUTH DAKOTA .6%
South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 .........................     955,000    1,001,337
                                                                                                                  -----------
TENNESSEE .3%
Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc., Refunding and
  Improvement, 6.00%, 5/01/03 ......................................................................     750,000      450,000
                                                                                                                  -----------
TEXAS 3.1%
Abilene Higher Educational Facilities Corp.,
   ETM, 5.90%, 10/01/05 ............................................................................      65,000       68,870
   Higher Education Revenue, Abilene Christian, Refunding and Improvement, 5.90%, 10/01/05 .........     720,000      748,346
North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
  Refunding, Series C, 6.10%, 2/15/06 ..............................................................     400,000      399,068

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10             $2,500,000   $  2,380,625
Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Refunding,
  Series A, MBIA Insured, 6.25%, 11/15/17 ...........................................................     1,500,000      1,592,745
                                                                                                                      ------------
                                                                                                                         5,189,654
                                                                                                                      ------------
U.S. TERRITORIES 6.4%
District of Columbia GO,
  Refunding, Series A, 5.875%, 6/01/05 ..............................................................       385,000        395,264
  Series A, ETM, 5.875%, 6/01/05 ....................................................................       315,000        332,990
Puerto Rico Electric Power Authority Revenue,
  Refunding, Series Q, 5.90%, 7/01/01 ...............................................................       100,000        101,308
  Series T, 6.00%, 7/01/04 ..........................................................................     1,345,000      1,421,262
Virgin Islands PFA Revenue, senior lien, Refunding, Series A, 5.30%, 10/01/11 .......................     4,000,000      3,960,280
Virgin Islands Water and Power Authority Water System Revenue, Refunding,
  4.875%, 7/01/06 ...................................................................................     2,000,000      1,970,520
  5.00%, 7/01/09 ....................................................................................     2,400,000      2,344,656
                                                                                                                      ------------
                                                                                                                        10,526,280
                                                                                                                      ------------
UTAH .2%
Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ......................       340,000        337,032
                                                                                                                      ------------
VIRGINIA 3.7%
Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 ..............     2,800,000      2,874,871
Virginia State HDA, Commonwealth Mortgage, Sub Series C-7,
  5.60%, 1/01/03 ....................................................................................     1,695,000      1,737,391
  5.70%, 1/01/04 ....................................................................................     1,475,000      1,524,176
                                                                                                                      ------------
                                                                                                                         6,136,438
                                                                                                                      ------------
WASHINGTON 1.0%
Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ........................       600,000        623,040
Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding, Series A,
  AMBAC Insured, 5.70%, 7/01/09 .....................................................................     1,000,000      1,053,360
                                                                                                                      ------------
                                                                                                                         1,676,400
                                                                                                                      ------------
WEST VIRGINIA .8%
West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project, Series A,
  5.05%, 7/01/08 ....................................................................................     1,295,000      1,299,803
                                                                                                                      ------------
WISCONSIN .3%
Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 .............................................       500,000        520,274
                                                                                                                      ------------
TOTAL BONDS .........................................................................................                  158,630,125
                                                                                                                      ------------
ZERO COUPON BONDS 1.2%
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding, Series
  A, 1/15/17 ........................................................................................     3,000,000      1,984,560
                                                                                                                      ------------
TOTAL LONG TERM INVESTMENTS (COST $161,306,796) .....................................................                  160,614,685
                                                                                                                      ------------
(a)  SHORT TERM INVESTMENTS 2.2%
Connecticut State Health and Educational Facilities Authority Revenue, Yale University, Series T-1,
  Weekly VRDN and Put, 3.90%, 7/01/29 ...............................................................       200,000        200,000
Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put, 4.30%,
  5/01/33 ...........................................................................................       200,000        200,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series C, FGIC
  Insured, Daily VRDN and Put, 4.15%,
  6/15/22 ...........................................................................................     2,000,000      2,000,000
  6/15/23 ...........................................................................................     1,200,000      1,200,000
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS (COST $3,600,000) ......................................................                    3,600,000
                                                                                                                      ------------
TOTAL INVESTMENTS (COST $164,906,796) 99.0% .........................................................                  164,214,685
OTHER ASSETS, LESS LIABILITIES 1.0% .................................................................                    1,684,294
                                                                                                                      ------------
NET ASSETS 100.0% ...................................................................................                 $165,898,979
                                                                                                                      ============


See glossary of terms on page 115.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)  See Note 6 regarding defaulted securities.


                       See notes to financial statements.                    71

FRANKLIN TAX-FREE TRUST
Financial Highlights
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                  SIX MONTHS
                                                    ENDED
                                                  AUGUST 31,                          YEAR ENDED FEBRUARY 28,
                                                    2000       --------------------------------------------------------------------
CLASS A                                          (UNAUDITED)           2000         1999(g)        1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)

Net asset value, beginning of period .....     $    10.41      $    11.49     $    11.68   $     11.21   $     11.19  $     10.74
                                               ------------------------------------------------------------- ----------------------
Income from investment operations:
  Net investment income(a)................            .32             .65            .66           .69           .71          .74
  Net realized and unrealized gains (losses)          .14           (1.08)          (.18)          .47           .04          .45
                                               ------------------------------------------------------------------------------------
Total from investment operations .........            .46            (.43)           .48          1.16           .75         1.19
                                               ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income ..................           (.32)(d)        (.65)          (.65)         (.68)         (.73)        (.74)
  In excess of net investment income .....             --              --(e)          --          (.01)           --(h)        --
  Net realized gains .....................             --              --(f)        (.02)           --            --           --
                                               ------------------------------------------------------------------------------------
Total distributions ......................           (.32)           (.65)          (.67)         (.69)         (.73)        (.74)
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ...........     $    10.55      $    10.41      $   11.49    $    11.68    $    11.21   $    11.19
                                               ====================================================================================
Total return(b)...........................           4.55%          (3.81)%         4.21%        10.64%         7.01%       11.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $4,947,799      $5,017,322     $5,988,204    $5,742,939    $4,505,258   $3,787,147
Ratios to average net assets:
  Expenses ...............................            .62%(c)         .61%           .62%          .61%          .62%         .61%
  Net investment income ..................           6.16%(c)        5.92%          5.64%         5.98%         6.41%        6.68%
  Portfolio turnover rate ................           8.22%          25.35%         18.55%        15.84%         6.98%        9.23%

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period .....     $    10.45      $    11.52      $    11.51
                                               ----------      ----------      ----------
Income from investment operations:
  Net investment income(a) ...............            .30             .59             .11
  Net realized and unrealized gains (losses)          .14           (1.07)             --
                                               ----------      ----------      ----------
Total from investment operations .........            .44            (.48)            .11
                                               ----------      ----------      ----------
Less distributions from:
  Net investment income ..................           (.30)(d)        (.59)(e)        (.10)
  Net realized gains .....................             --              --(f)           --
Total distributions ......................           (.30)           (.59)           (.10)
                                               ----------      ----------      ----------
Net asset value, end of period ...........     $    10.59      $    10.45      $    11.52
                                               ==========      ==========      ==========

Total return(b) ..........................           4.25%          (4.27)%           .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $  116,571      $   92,099      $   15,487
Ratios to average net assets:
  Expenses ...............................           1.18%(c)        1.17%           1.18%(c)
  Net investment income ..................           5.62%(c)        5.44%           5.06%(c)
Portfolio turnover rate ..................           8.22%          25.35%          18.55%

(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and Class B, respectively.
(e) Includes distributions in excess of net investment income in the amount of $.003.
(f)  The fund made a capital gain distribution of $.003.
(g) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.
(h) Includes distributions in excess of net investment income in the amount of $.008.

FRANKLIN TAX-FREE TRUST
Financial Highlights(continued)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND(CONT.)

                                               SIX MONTHS
                                                  ENDED
                                                AUGUST 31,                        YEAR ENDED FEBRUARY 28,
                                                  2000       ---------------------------------------------------------------
CLASS C                                        (UNAUDITED)        2000          1999         1998         1997        1996(f)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....    $   10.48       $  11.56      $  11.75    $   11.26    $   11.24    $  10.81
                                              ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...............          .30            .59           .60          .63          .66         .56
  Net realized and unrealized gains
  (losses)................................          .15          (1.08)         (.18)         .48          .03         .42
                                              ----------------------------------------------------------------------------
Total from investment operations .........          .45           (.49)          .42         1.11          .69         .98
                                              ----------------------------------------------------------------------------
Less distributions from:
Net investment income ....................         (.30)(d)       (.59)(d)      (.59)        (.62)      (.67)(d)      (.55)
Net realized gains .......................           --          --(e)          (.02)          --           --          --
                                              ----------------------------------------------------------------------------
Total distributions ......................         (.30)          (.59)         (.61)        (.62)        (.67)       (.55)
                                              ----------------------------------------------------------------------------
Net asset value, end of period ...........    $   10.63       $  10.48      $  11.56    $   11.75    $   11.26    $  11.24
                                              ============================================================================
Total return (b) .........................         4.32%         (4.41)%        3.69%       10.15%        6.36%       9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $ 519,069       $540,932      $631,974    $ 423,264    $ 194,400    $ 48,163
Ratios to average net assets:
  Expenses ...............................         1.18%(c)       1.17%         1.18%        1.18%        1.18%       1.18%(c)
  Net investment income ..................         5.60%(c)       5.35%         5.07%        5.38%        5.78%       6.07%(c)
Portfolio turnover rate ..................         8.22%         25.35%        18.55%       15.84%        6.98%       9.23%

(a)  Based on average shares outstanding effective year ended February 29, 2000
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d) Includes distributions in excess of net investment income in the amount of $.003.
(e)  The fund made a capital gain distribution of $.003.
(f)  For the period May 1, 1995 (effective date) to February 29, 1996.


                       See notes to financial statements.                    73

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
BONDS 92.4%
ALABAMA .6%
Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
Refunding, 6.20%, 1/01/08 ..........................................................................   $ 3,300,000   $  3,244,560
(c) Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding, 6.95%,
1/01/20 ............................................................................................    46,500,000     20,460,000
Oneonta Eastern Health Systems Special Care Facilities Financing Authority, 7.75%, 7/01/21 .........    12,000,000     12,090,240
                                                                                                                     ------------
                                                                                                                       35,794,800
                                                                                                                     ------------
ALASKA 1.1%
Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal Regional
Power,
  5.70%, 1/01/12 ...................................................................................     3,000,000      2,907,390
  5.80%, 1/01/18 ...................................................................................     1,245,000      1,149,098
  5.875%, 1/01/32 ..................................................................................     6,900,000      6,184,884
Alaska Industrial Development and Export Authority Revenue, American President Lines Project,
Refunding, 8.00%, 11/01/09 .........................................................................     6,685,000      6,728,987
Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 6.20%, 4/01/10 .......       720,000        753,422
Alaska State HFC,
  Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ...............................................     3,085,000      3,196,554
  Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..............................................    12,475,000     12,535,629
  Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...............................................    22,000,000     22,369,600
  Series A, MBIA Insured, 5.85%, 12/01/15 ..........................................................     4,670,000      4,788,431
                                                                                                                     ------------
                                                                                                                       60,613,995
                                                                                                                     ------------
ARIZONA 6.4%
Apache County IDA,
  IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 .................................    16,500,000     15,077,535
  PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 .................................    53,150,000     48,435,064
  PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ................................    38,950,000     35,189,767
Arizona Health Facilities Authority Revenue, Bethesda Foundation Project, Series A,
  6.375%, 8/15/15 ..................................................................................       400,000        369,384
  6.40%, 8/15/27 ...................................................................................     4,000,000      3,544,000
Coconino County PCR, Tucson Electric Power Navajo, Refunding,
  Series A, 7.125%, 10/01/32 .......................................................................    21,125,000     21,333,715
  Series B, 7.00%, 10/01/32 ........................................................................     9,500,000      9,594,430
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...........................................     4,000,000      3,209,480
Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue, sub. lien,
  6.875%,
  4/01/14 ..........................................................................................     1,000,000      1,001,614
  4/01/16 ..........................................................................................     1,000,000      1,007,500
Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
 Series A, 5.00%, 7/01/16 ..........................................................................     6,500,000      5,571,800
Maricopa County PCC, PCR, Public Service Co. of Colorado,
  Palo Verde, Refunding, Series A, 6.375%, 8/15/23 .................................................     8,500,000      8,544,115
  Refunding, Series A, 5.75%, 11/01/22 .............................................................    13,800,000     12,898,860
(b) Maricopa County Pollution Control Corp. PCR, El Paso Electric, Series A, 6.375%, 7/01/14 .......    32,000,000     32,074,240
Pima County IDAR, Tucson Electric Power Co. Project,
  Series A, 6.10%, 9/01/25 .........................................................................     3,990,000      3,701,483
  Series B, 6.00%, 9/01/29 .........................................................................    94,690,000     87,965,116
  Series C, 6.00%, 9/01/29 .........................................................................    53,500,000     49,700,430
Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ........................................    11,990,000     12,175,126
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Series A, 6.00%, 1/01/31 .........................................................................     5,000,000      5,006,750
                                                                                                                     ------------
                                                                                                                      356,400,409
                                                                                                                     ------------
ARKANSAS .2%
Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ......................     2,400,000      2,450,664
Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 ...........     5,000,000      5,005,600
Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ....................     1,900,000      1,790,788
                                                                                                                     ------------
                                                                                                                        9,247,052
                                                                                                                     ------------
CALIFORNIA 7.1%
Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A, 7.50%,
  9/01/28 ..........................................................................................    21,330,000     26,217,770
Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .................    12,750,000     13,472,288
(c) Arroyo Grande Hospital System COP, Vista Hospital Systems,
  Refunding, Series A, 7.315%, 7/01/20 .............................................................    22,515,000      9,009,828
  Series A, 6.45%, 7/01/06 .........................................................................     2,500,000      1,000,325

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Avenal PFA Revenue, Refunding,
  7.00%, 9/02/10 ..................................................................................   $ 1,585,000   $ 1,638,304
  7.25%, 9/02/27 ..................................................................................     3,665,000     3,786,971
Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ...............     2,850,000     2,984,264
Bay Area Government Association 1915 Act Revenue, Windemere Ranch Assessment District 1, 7.45%,
  9/02/30 .........................................................................................    38,610,000    40,067,914
Beaumont PFA Revenue, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ............     4,565,000     5,170,867
Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
  5.50%, 9/02/00 ..................................................................................       190,000       190,000
  5.65%, 9/02/01 ..................................................................................       205,000       206,466
  6.20%, 9/02/06 ..................................................................................       265,000       273,660
  6.30%, 9/02/07 ..................................................................................       285,000       294,308
  6.40%, 9/02/08 ..................................................................................       300,000       309,792
  6.50%, 9/02/09 ..................................................................................       320,000       330,518
  6.60%, 9/02/10 ..................................................................................       340,000       351,172
  6.70%, 9/02/11 ..................................................................................       360,000       371,822
  6.80%, 9/02/12 ..................................................................................       245,000       253,043
California Educational Facilities Authority Revenue, Pooled College and University Financing,
Series B, 6.125%, 6/01/09 .........................................................................     3,000,000     3,164,310
California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ..............       755,000       805,766
Capistrano USD, CFD,
  Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 .................................................       285,000       310,302
  Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 .................................................       280,000       305,640
  Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 .................................................       325,000       355,664
  Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 .................................................       260,000       284,869
  Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ..............................................     1,000,000     1,099,930
Contra Costa County PFA Revenue, Refunding,
  6.625%, 9/02/10 .................................................................................     2,295,000     2,368,417
  6.875%, 9/02/16 .................................................................................     2,610,000     2,692,137
Corona COP,
  Corona Community Hospital Project, ETM, 9.425%, 9/01/06 .........................................     7,255,000     8,406,296
  Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ................................     8,820,000    11,891,389
  (c) Vista Hospital System, Refunding, Series B, 6.45%, 7/01/06 ..................................    11,100,000     4,441,443
  (c) Vista Hospital System, Refunding, Series B, 7.315%, 7/01/20 .................................    10,885,000     4,355,850
Emeryville RDA, MFHR, Emery Bay Apartments II,
  Refunding, Series A, 5.85%, 10/01/28 ............................................................    14,840,000    13,407,792
  sub. lien, Refunding, Series B, 6.35%, 10/01/28 .................................................     3,495,000     3,274,081
  sub. lien, Refunding, Series C, 7.875%, 10/01/28 ................................................     2,060,000     1,950,161
Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded, 6.50%,
  1/01/32 .........................................................................................    37,675,000    42,482,707
Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25......     4,500,000     5,227,560
Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 ................................     4,175,000     4,248,063
Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 ..................................................     6,365,000     6,616,163
Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .....................................     6,000,000     6,247,620
Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .................................................     3,065,000     3,076,892
Los Angeles County CFD No. 4 Special Tax, Improvement Area B, Series A, 9.25%, 9/01/22 ............    29,100,000    30,040,512
Los Angeles MFR, Refunding,
  Series J-1A, 7.125%, 1/01/24 ....................................................................       140,000       140,024
  Series J-1B, 7.125%, 1/01/24 ....................................................................       675,000       675,115
  Series J-1C, 7.125%, 1/01/24 ....................................................................     1,435,000     1,435,244
  Series J-2A, 8.50%, 1/01/24 .....................................................................       700,000       711,928
  Series J-2B, 8.50%, 1/01/24 .....................................................................     3,325,000     3,381,658
  Series J-2C, 8.50%, 1/01/24 .....................................................................     7,090,000     7,210,814
Los Angeles Regional Airports Improvement Corp. Lease Revenue,
  Facilities sub. lease, International Airport, Refunding, 6.35%, 11/01/25 ........................    25,000,000    24,904,000
  United Airlines, International Airport, Refunding, 6.875%, 11/15/12 .............................     9,500,000     9,842,000
Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .................................     2,335,000     2,562,709
Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .........................................     2,729,000     2,769,198
(c) Palmdale Special Tax CFD, No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/24 .............    23,500,000    18,800,000
Perris PFA, Local Agency Revenue, Series B,
  7.125%, 8/15/15 .................................................................................     2,035,000     2,104,841
  7.25%, 8/15/23 ..................................................................................     4,095,000     4,229,930

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Riverside County COP, Airforce Village Project West Inc., Series A, Pre-Refunded, 8.125%,
  6/15/07 .......................................................................................   $ 7,160,000   $  7,777,192
  6/15/12 .......................................................................................     5,290,000      5,745,998
Roseville Special Tax, North Central CFD No. 1, Pre-Refunded, 8.60%, 11/01/17 ...................    12,000,000     12,839,880
San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding, Series A,
  6.00%, 9/02/01 ................................................................................     1,360,000      1,371,642
  6.50%, 9/02/04 ................................................................................       830,000        845,737
  7.00%, 9/02/17 ................................................................................     2,420,000      2,464,141
San Francisco Downtown Parking Corp. Parking Revenue,
  6.55%, 4/01/12 ................................................................................     1,800,000      1,920,186
  6.65%, 4/01/18 ................................................................................     2,150,000      2,275,001
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%, 1/01/33..     5,930,000      5,186,082
San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ..................................     1,500,000      1,512,015
(c) San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .............................    22,000,000      8,804,180
San Ramon 1915 Act, Fostoria Parkway Reassessment District No. 9,
  6.30%, 9/02/03 ................................................................................       120,000        124,865
  6.80%, 9/02/15 ................................................................................       680,000        704,004
South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded, 7.60%,
  9/01/18 .......................................................................................     2,000,000      2,171,920
                                                                                                                  ------------
                                                                                                                   395,493,180
                                                                                                                  ------------
COLORADO 2.3%
Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ..........................     2,485,000      2,541,410
Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 .......................................     3,000,000      3,091,950
Colorado Health Facilities Authority Revenue,
  Beneficial Living System Inc., Series A, 10.125%, 10/01/20 ....................................    12,300,000      2,460,000
  Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 .............................     1,900,000      1,870,265
  Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%, 7/01/08 ....     1,135,000      1,045,721
  Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%, 7/01/20 ....     3,000,000      2,494,590
  Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%, 7/01/28 ...     5,290,000      4,317,169
Colorado HFA, SFMR, Series C, 9.075%, 8/01/03 ...................................................       350,000        359,440
Denver City and County Airport Revenue,
  Series A, Pre-Refunded, 8.25%, 11/15/12 .......................................................     5,840,000      5,995,977
  Series A, Pre-Refunded, 8.50%, 11/15/23 .......................................................    31,800,000     32,664,280
  Series A, Pre-Refunded, 8.00%, 11/15/25 .......................................................       145,000        148,804
  Series D, 7.75%, 11/15/13 .....................................................................       500,000        593,570
  Series D, 7.75%, 11/15/21 .....................................................................     3,425,000      3,591,969
  Series D, Pre-Refunded, 7.75%, 11/15/21 .......................................................       765,000        808,429
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project, Series
A, 6.875%, 10/01/32 .............................................................................     9,235,000      9,274,895
Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ...................................     2,105,000      2,168,929
Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding, 6.95%,
8/01/19 .........................................................................................    41,200,000     41,617,768
Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ................................     2,990,000      3,240,771
McKay Landing Metropolitan District No. 2 GO, Limited Tax, 7.50%, 12/01/19 ......................     4,000,000      4,044,000
Saddle Rock South Metropolitan District No. 2, Limited Mill Levy Obligation, 7.20%, 12/01/19 ....     1,000,000      1,016,470
Saddle Rock South Metropolitan District No. 3, Limited Mill Levy Obligation, 7.35%, 12/01/19 ....     3,750,000      3,796,425
(d) Villages Castle Rock Metropolitan District No. 4, Refunding, 8.50%, 6/01/31 .................     3,000,000      2,060,490
                                                                                                                  ------------
                                                                                                                   129,203,322
                                                                                                                  ------------
CONNECTICUT 2.1%
Connecticut State Development Authority PCR,
  Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ..............................    74,975,000     70,282,315
  Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .......................    12,500,000     11,717,625
Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co
Project, 6.15%, 4/01/35 .........................................................................     3,000,000      3,018,360
Connecticut State Health and Educational Facilities Authority Revenue,
  Sacred Heart University, Series C, 6.50%, 7/01/16 .............................................       420,000        433,436
  Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ...............................     1,580,000      1,755,870
  St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ......................................     5,650,000      4,855,780
  Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .................................     2,200,000      2,102,650

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CONNECTICUT (CONT.)
Connecticut State HFA, Housing Mortgage Finance Program,
  Series C-1, 6.30%, 11/15/17 ..................................................................   $19,995,000   $21,087,727
  Sub Series F-1, 6.00%, 5/15/17 ...............................................................     3,500,000     3,631,915
                                                                                                                 -----------
                                                                                                                 118,885,678
                                                                                                                 -----------
FLORIDA 11.1%
Beacon Tradeport CDD, Special Assessment,
  Commercial Project, Series A, 5.80%, 5/01/04 .................................................     4,350,000     4,318,637
  Commercial Project, Series A, 6.00%, 5/01/16 .................................................    27,760,000    26,616,566
  Commercial Project, Series A, 6.20%, 5/01/22 .................................................    23,590,000    22,352,469
  Industrial Project, Series B, 6.00%, 5/01/17 .................................................    15,305,000    14,599,133
  Industrial Project, Series B, 6.00%, 5/01/22 .................................................     8,835,000     8,560,585
Brooks of Bonita Springs CDD,
  Capital Improvement Revenue, Series A, 6.20%, 5/01/19 ........................................    10,805,000    10,310,671
District Florida Capital Improvement Revenue, Series B, 5.65%, 5/01/06 .........................       570,000       558,104
  Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
  Series A, 7.00%, 5/01/31 .....................................................................    13,055,000    13,272,888
  Series B, 6.60%, 5/01/07 .....................................................................    15,025,000    15,184,115
Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project, Series
1984, 7.95%, 12/01/08 ..........................................................................    17,055,000    17,534,587
Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ........................     1,495,000     1,142,733
Capron Trails CDD,
  9.375%, 12/01/01 .............................................................................       765,000       783,452
  9.50%, 12/01/10 ..............................................................................     5,795,000     5,934,428
Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 ...............................    24,315,000    24,483,746
Championsgate CDD, Capital Improvement Revenue,
  Series A, 6.25%, 5/01/20 .....................................................................     2,835,000     2,666,998
  Series B, 5.70%, 5/01/05 .....................................................................     1,520,000     1,502,186
East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
  8.75%, 9/01/01 ...............................................................................     1,250,000     1,275,000
  8.625%, 9/01/11 ..............................................................................    10,565,000    10,776,300
Falcon Trace CDD, Special Assessment,
  5.75%, 5/01/09 ...............................................................................     1,700,000     1,644,784
  6.00%, 5/01/20 ...............................................................................     3,695,000     3,437,126
Fleming Island Plantation Community Development District Special Assessment, Series B, 7.375%,..    10,000,000    10,269,400
5/01/31
Florida State Board of Education Capital Outlay, Public Education, Refunding, Series D, 6.00%,..     5,000,000     5,396,500
6/01/23
Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area, Phase
One, 8.00%, 5/01/20 ............................................................................     3,975,000     4,195,931
Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
  10/01/24 .....................................................................................     4,700,000     4,574,698
  10/01/29 .....................................................................................     1,400,000     1,352,302
Heritage Harbor CDD, Special Assessment Revenue,
  Series A, 6.70%, 5/01/19 .....................................................................     1,795,000     1,750,089
  Series B, 6.00%, 5/01/03 .....................................................................     2,110,000     2,104,198
Heritage Isles CDD, Special Assessment Revenue,
  Series A, 5.75%, 5/01/05 .....................................................................     1,725,000     1,698,659
  Series B, 6.00%, 5/01/20 .....................................................................     2,000,000     1,809,680
Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 ...............................     5,000,000     5,023,000
Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Refunding,
5.25%, 11/15/28 ................................................................................     8,250,000     6,776,633
Indian Trace CDD, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
  5/01/05 ......................................................................................     6,550,000     7,011,382
  5/01/11 ......................................................................................    12,760,000    13,723,252
Indian Trail ID GO, Water Control and Improvement, Unit Development 18,
  6.875%, 8/01/10 ..............................................................................     1,085,000     1,098,487
  7.00%, 8/01/20 ...............................................................................     2,445,000     2,450,477
  7.25%, 8/01/31 ...............................................................................     5,725,000     5,750,877
Indigo CDD, Capital Improvement Revenue,
  Refunding, Series A, 7.00%, 5/01/31 ..........................................................       980,000       982,176
  Series C, 7.00%, 5/01/30 .....................................................................     5,315,000     5,326,799
Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding, Series A,
  6.75%, 1/01/19 ...............................................................................    15,345,000    14,307,525

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 ...........................   $ 6,000,000   $ 5,989,800
Lakewood Ranch CDD No. 2, Benefit Special Assessment,
  6.25%, 5/01/18 ...............................................................................    11,370,000    10,798,658
  Series A, 8.125%, 5/01/17 ....................................................................     9,715,000    10,328,891
  Series B, 8.125%, 5/01/17 ....................................................................     1,020,000     1,084,454
Lakewood Ranch CDD No. 3, Special Assessment Revenue, 7.625%, 5/01/18 ..........................     5,895,000     6,120,248
Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21 ......     6,500,000     6,776,510
Meadow Pointe II CDD, Capital Improvement Revenue,
  Series A, 5.25%, 8/01/03 .....................................................................       340,000       335,138
  Series B, 5.50%, 8/01/05 .....................................................................     3,675,000     3,599,222
Mediterra South CDD, Capital Improvement Revenue, Series B,
  6.25%, 5/01/04 ...............................................................................    10,000,000    10,060,400
  6.95%, 5/01/31 ...............................................................................     7,915,000     7,991,459
Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35 .......     5,000,000     5,028,600
Mount Dora County Club CDD, Special Assessment Revenue,
  7.125%, 5/01/05 ..............................................................................     2,550,000     2,590,367
  7.75%, 5/01/13 ...............................................................................     1,600,000     1,660,192
Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 ..............................       625,000       625,831
North Springs ID,
  Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .................     1,240,000     1,262,580
  Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 .................     1,745,000     1,748,996
  Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .....................................     1,895,000     2,122,533
  Water Management, Series B, 8.30%, 5/01/24 ...................................................     1,660,000     1,740,975
Northwood CDD, Special Assessment Revenue,
  6.40%, 5/01/02 ...............................................................................     2,090,000     2,092,696
  Series B, 7.60%, 5/01/17 .....................................................................     1,485,000     1,503,845
Oaksted CDD, Capital Improvement, Series A, 7.20%, 5/01/32 .....................................     3,500,000     3,525,375
Palm Beach County Health Facilities Authority Revenue, Abbey del Ray South Project, Refunding,
  8.25%, 10/01/15 ..............................................................................     6,000,000     6,228,120
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A, 6.85%,
  2/15/21 ......................................................................................    27,000,000    16,200,000
Parkway Center CDD, Special Assessment,
  Series A, 8.25%, 5/01/31 .....................................................................     2,500,000     2,603,000
  Series B, 8.00%, 5/01/10 .....................................................................     3,000,000     3,070,800
Pelican Marsh CDD, Special Assessment Revenue,
  Refunding, Series A, 5.00%, 5/01/11 ..........................................................     5,625,000     5,615,438
  Refunding, Series A, 5.50%, 5/01/16 ..........................................................     4,370,000     4,337,968
  Series A, 7.10%, 5/01/20 .....................................................................     4,035,000     4,099,035
  Series A, 7.20%, 5/01/31 .....................................................................     6,495,000     6,597,491
  Series A, ETM, 8.25%, 5/01/01 ................................................................       250,000       256,315
  Series A, ETM, 8.25%, 5/01/02 ................................................................       270,000       286,548
  Series A, ETM, 8.25%, 5/01/03 ................................................................       295,000       323,196
  Series A, ETM, 8.25%, 5/01/04 ................................................................       315,000       355,030
  Series A, Pre-Refunded, 8.25%, 5/01/16 .......................................................     6,590,000     7,539,751
  Series B, 6.90%, 5/01/11 .....................................................................    17,150,000    17,408,794
  Series C, 7.00%, 5/01/19 .....................................................................    13,070,000    13,245,792
  Series D, 6.95%, 5/01/19 .....................................................................     6,760,000     6,829,087
Piney-Z CDD, Capital Improvement Revenue,
  Series A, 7.25%, 5/01/19 .....................................................................       970,000       953,345
  Series B, 6.50%, 5/01/02 .....................................................................     5,600,000     5,582,864
Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 ...................................    11,000,000    11,140,030
Reserve CDD No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ................................     4,680,000     4,716,878
Reserve CDD,
  Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ...........................     3,955,000     4,069,181
  Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ................     4,400,000     4,292,068
River Ridge CDD, Capital Improvement Revenue, 5.75%, 5/01/08 ...................................     2,400,000     2,333,328
Riverwood Community Development Revenue, Special AD, Series A,
  6.75%, 5/01/04 ...............................................................................     3,145,000     3,192,238
  7.75%, 5/01/14 ...............................................................................     1,175,000     1,206,796
St. John's County IDA, Health Care, Glenmoor St. John's Project, Series A, 8.00%, 1/01/17 ......    10,375,000    10,442,126

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STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
St. Lucie West Services District Capital Improvement Revenue,
  Cascades Project, 6.10%, 5/01/18 ...............................................................   $ 2,560,000   $  2,417,254
  Lake Charles Project, 6.375%, 8/01/02 ..........................................................     2,230,000      2,200,252
  Lakeforest Project, 6.25%, 10/01/04 ............................................................     7,235,000      7,193,688
  Road Project, 5.875%, 5/01/09 ..................................................................     6,600,000      6,461,664
St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20 ..........    19,030,000     21,219,592
St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
  Benefit, Refunding, Series B,
  6.00%, 5/01/09 .................................................................................     1,320,000      1,311,974
  6.25%, 5/01/25 .................................................................................     5,080,000      4,840,681
St. Lucie West Services District Water Management Benefit Tax, Pre-Refunded, 7.70%, 5/01/25 ......     4,820,000      5,417,487
Stoneybrook CDD, Capital Improvement Revenue,
  Series A, 6.10%, 5/01/19 .......................................................................       830,000        795,190
  Series B, 5.70%, 5/01/08 .......................................................................     2,315,000      2,274,071
Sumter County IDAR, Little Sumter Utility Co. Project,
  6.75%, 10/01/27 ................................................................................     2,915,000      2,678,710
  7.25%, 10/01/27 ................................................................................     4,145,000      4,096,255
Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 ...............................     8,500,000      9,078,425
Tara CDD No. 1, Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ............................     1,460,000      1,494,777
Village CDD No. 1, Capital Improvement Revenue,
  8.40%, 5/01/12 .................................................................................       510,000        533,098
  8.00%, 5/01/15 .................................................................................     2,320,000      2,407,046
Village Center CDD, Recreational Revenue,
  Sub Series B, 6.25%, 1/01/13 ...................................................................     7,665,000      7,541,594
  Sub Series B, 8.25%, 1/01/17 ...................................................................     2,615,000      2,744,207
  Sub Series C, 7.375%, 1/01/19 ..................................................................     2,640,000      2,622,576
Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 ............................     3,000,000      3,032,910
Westchase East CDD, Capital Improvement Revenue,
  6.10%, 5/01/20 .................................................................................     6,200,000      5,899,982
  7.10%, 5/01/21 .................................................................................     1,600,000      1,621,248
  7.20%, 5/01/31 .................................................................................    10,000,000     10,196,100
                                                                                                                   ------------
                                                                                                                    620,547,343
                                                                                                                   ------------
GEORGIA .3%
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28 ......     1,470,000      1,113,025
Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health Care
  System Project,
  6.25%, 10/01/18 ................................................................................     6,000,000      5,168,640
  6.375%, 10/01/28 ...............................................................................     9,000,000      7,520,580
Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ..........................................     1,215,000      1,268,825
                                                                                                                   ------------
                                                                                                                     15,071,070
                                                                                                                   ------------
HAWAII .3%
Hawaii State Department of Transportation Special Facilities Revenue, Continental Airlines Inc.,
  7.00%, 6/01/20 .................................................................................     4,500,000      4,511,925
  9.70%, 6/01/20 .................................................................................     6,500,000      6,630,000
Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 ....................................     4,230,000      4,285,498
Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 .............................     1,315,000      1,374,083
                                                                                                                   ------------
                                                                                                                     16,801,506
                                                                                                                   ------------
IDAHO .3%
Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .........................    20,360,000     19,607,291
                                                                                                                   ------------
ILLINOIS 4.4%
Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 ..........    11,000,000     11,073,590
Cary Special Tax,
  Special Service Area, No. 1, Cambridge, 7.625%, 3/01/30 ........................................     4,000,000      4,085,840
  Special Service Area, No. 2, Foxford Hill, 7.50%, 3/01/30 ......................................     5,500,000      5,435,540
Chicago O'Hare International Airport Special Facilities Revenue,
  American Airlines Inc. Project, 8.20%, 12/01/24 ................................................     7,830,000      8,537,597
  United Airlines Inc. Project, Series A, 8.85%, 5/01/18 .........................................    14,125,000     14,598,894
  United Airlines Inc. Project, Series B, 8.85%, 5/01/18 .........................................     3,395,000      3,508,902

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STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ILLINOIS (CONT.)
Illinois Development Finance Authority Hospital Revenue, Adventist Health System, Sunbelt
  Obligation,
  5.65%, 11/15/24 ..............................................................................   $23,750,000   $ 20,112,450
  5.50%, 11/15/29 ..............................................................................    15,450,000     12,704,072
Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project, Refunding, Series
  1991, 7.25%, 6/01/11 .........................................................................     7,000,000      7,241,500
Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
  ETM, 7.125%, 5/15/11 .........................................................................     2,330,000      2,462,530
  Pre-Refunded, 7.25%, 5/15/22 .................................................................     7,000,000      8,232,350
Illinois Health Facilities Authority Revenue,
  Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 ....................     6,500,000      7,145,385
  Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ...............     9,000,000      9,337,320
  Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ...............................     2,000,000      2,130,280
  Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ........................     3,370,000      3,356,958
  St. Elizabeth's Hospital, 6.25%, 7/01/16 .....................................................     1,215,000      1,217,102
  St. Elizabeth's Hospital, 6.375%, 7/01/26 ....................................................     6,695,000      6,656,504
  Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ................................     5,125,000      4,031,838
  Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ...............................     8,595,000      6,489,483
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
  Convention Center,
  6.25%, 7/01/17 ...............................................................................    11,000,000     12,127,060
  7.00%, 7/01/26 ...............................................................................     7,500,000      8,955,225
Robbins Resource Recovery Revenue, Restructuring Project,
  Series A, 6.829%, 10/15/16 ...................................................................    72,728,515     18,182,129
  Series B, 6.829%, 10/15/16 ...................................................................    28,458,984      7,114,746
  Series C, 7.25%, 10/15/09 ....................................................................    11,285,567     11,200,925
  Series C, 7.25%, 10/15/24 ....................................................................    48,794,508     46,903,721
Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 .................     2,425,000      1,959,958
                                                                                                                 ------------
                                                                                                                  244,801,899
                                                                                                                 ------------
INDIANA .4%
Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ..........................     5,000,000      5,298,400
Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
  8/15/19 ......................................................................................     3,000,000      2,429,340
  8/15/28 ......................................................................................     5,000,000      3,877,500
Indiana Health Facility Financing Authority Hospital Revenue, Jackson County Scheck Memorial
  Hospital, Refunding,
  5.125%, 2/15/17 ..............................................................................     1,500,000      1,222,440
Indiana State Development Finance Authority Environmental Revenue, Refunding, Improvement-USX
  Corp. Project,
  5.60%, 12/01/32 ..............................................................................     8,200,000      7,228,218
                                                                                                                 ------------
                                                                                                                   20,055,898
                                                                                                                 ------------
KANSAS .1%
Manhattan Health Care Facility Revenue, Meadowlark Hills Retirement, Series A,
  6.375%, 5/15/20 ..............................................................................     1,150,000      1,005,031
  6.50%, 5/15/28 ...............................................................................     1,750,000      1,516,008
Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ......................     5,730,000      6,125,026
                                                                                                                 ------------
                                                                                                                    8,646,065
                                                                                                                 ------------
KENTUCKY .8%
Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
  5.40%, 1/01/12 ...............................................................................       460,000        411,346
  5.70%, 1/01/19 ...............................................................................     1,100,000        903,441
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
  8.10%, 12/01/15 ..............................................................................    11,000,000     11,204,270
  Series A, 7.50%, 2/01/20 .....................................................................    11,230,000     11,697,730
  Series B, 7.25%, 2/01/22 .....................................................................     3,595,000      3,718,021
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
  Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..........................     6,835,000      4,679,583
Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ...................       750,000        788,850
Russell Health System Revenue,
  Franciscan Health Center, Series B, ETM, 8.10%, 7/01/01 ......................................       400,000        403,932
  Pre-Refunded, 8.10%, 7/01/15 .................................................................     7,500,000      8,603,949
Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 ..............       800,000        827,688
                                                                                                                 ------------
                                                                                                                   43,238,810
                                                                                                                 ------------

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STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
LOUISIANA 1.8%
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series A, 7.75%, 6/01/12 ....   $ 1,025,000   $ 1,062,720
Iberville Parish PCR, Entergy Gulf States Inc. Project, Refunding, 5.70%, 1/01/14 ................    15,500,000    14,430,500
Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
  Refunding, 7.75%, 8/15/22 ......................................................................    35,000,000    37,422,000
Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...........     4,850,000     4,934,584
St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding, 5.70%,
  11/15/28 .......................................................................................     4,000,000     3,129,200
West Feliciana Parish PCR,
  Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ...............................    20,750,000    20,723,440
  Gulf State Utility Co. Project, Series D, 5.80%, 12/01/15 ......................................     4,000,000     3,850,920
  Gulf State Utility Co. Project, Series D, 5.80%, 4/01/16 .......................................     3,500,000     3,351,180
  Series A, 7.50%, 5/01/15 .......................................................................     8,740,000     9,143,438
                                                                                                                   -----------
                                                                                                                    98,047,982
                                                                                                                   -----------
MAINE .7%
Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project, 7.90%,
  6/01/15 ........................................................................................     5,000,000     5,104,200
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .............................     4,800,000     4,858,368
Skowhegan PCR, S.D. Warren Co.,
  Series A, 6.65%, 10/15/15 ......................................................................    24,570,000    24,452,064
  Series B, 6.65%, 10/15/15 ......................................................................     4,940,000     4,916,288
                                                                                                                   -----------
                                                                                                                    39,330,920
                                                                                                                   -----------
MARYLAND .8%
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
  Improvement, Series B,
  8.50%, 9/01/03 .................................................................................     3,605,000     3,814,775
  8.50%, 9/01/07 .................................................................................     5,340,000     6,031,049
  Pre-Refunded, 8.50%, 9/01/22 ...................................................................     3,500,000     3,837,050
Maryland State CDA, Department of Housing and Community Development, Series A, 5.875%, 7/01/16 ...     3,705,000     3,823,856
Maryland State EDC Revenue, Chesapeake Bay, Series B, 7.75%, 12/01/31 ............................    16,160,000    16,509,541
Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B, 8.50%,
  9/01/03 ........................................................................................     3,770,000     3,978,933
  9/01/07 ........................................................................................     6,975,000     7,835,576
                                                                                                                   -----------
                                                                                                                    45,830,780
                                                                                                                   -----------
MASSACHUSETTS 1.5%
Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
  7.00%, 3/01/21 .................................................................................     2,000,000     2,366,480
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
  Series A, 6.75%, 7/01/11 .......................................................................     4,435,000     4,634,797
  Series B, 6.75%, 7/01/17 .......................................................................     3,170,000     3,285,325
Massachusetts State Development Finance Agency Resource, Recovery Revenue, Waste Management Inc.
  Project, Series B, 6.90%, 12/01/29 .............................................................     3,000,000     3,075,660
Massachusetts State Development Finance Agency Revenue,
  Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 ...................................     1,030,000       847,680
  Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 ..................................     1,620,000     1,255,565
  Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 ............................     1,850,000     1,589,983
  Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23 ..................     3,500,000     2,851,380
Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial Medical
  Center, Refunding, Series A,
  5.75%, 10/01/06 ................................................................................     3,250,000     2,964,683
  6.00%, 10/01/23 ................................................................................     6,235,000     4,941,923
Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Semass Project,
  Series A, 9.00%, 7/01/15 .......................................................................    15,415,000    16,276,544
  Series B, 9.25%, 7/01/15 .......................................................................    20,070,000    21,214,592
Massachusetts State Industrial Finance Agency Revenue, Cape Cod Health Systems, Pre-Refunded,
  8.50%, 11/15/20 ................................................................................     4,500,000     4,624,515
(c) Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
Paper Co. Project, senior lien,
  8.50%, 11/01/12 ................................................................................    42,402,544    14,840,890
                                                                                                                   -----------
                                                                                                                    84,770,017
                                                                                                                   -----------
MICHIGAN 3.1%
Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%, 3/01/10 ....     5,110,000     5,365,500
Detroit GO,
  Refunding, Series B, 6.375%, 4/01/07 ...........................................................     7,535,000     8,010,232
  Refunding, Series B, 6.25%, 4/01/08 ............................................................     3,000,000     3,167,760
  Series A, Pre-Refunded, 6.80%, 4/01/15 .........................................................     5,160,000     5,700,665

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MICHIGAN (CONT.)
Dickinson County, Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 ...............   $ 4,250,000   $  4,878,703
Garden City Hospital Financing Authority Hospital Revenue, Refunding,
  5.625%, 9/01/10 ................................................................................     2,000,000      1,727,000
  5.75%, 9/01/17 .................................................................................     1,000,000        816,910
Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A, MBIA
  Insured, Pre-Refunded, 6.125%, 1/15/21 .........................................................    11,770,000     12,826,946
Michigan State Hospital Finance Authority Revenue,
  Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ...................    18,000,000     18,555,300
  Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ...................     7,500,000      6,518,700
  Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ...................    30,205,000     25,977,206
  Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ...................       500,000        364,215
  Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ..............................       500,000        351,315
  Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 ..............................     7,000,000      4,759,160
  Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 .........................................     1,000,000        869,860
  Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ........................................     1,000,000        842,460
  Mercy Health Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 .................................     7,310,000      7,473,159
  Sinai Hospital, Refunding, 6.625%, 1/01/16 .....................................................     2,990,000      2,634,967
  Sinai Hospital, Refunding, 6.70%, 1/01/26 ......................................................     7,250,000      6,211,655
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Pollution Project,
  Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 .............................................     7,825,000      8,146,373
Midland County EDR, Refunding,
  Series A, 6.875%, 7/23/09 ......................................................................    35,000,000     35,700,000
  Series B, 6.75%, 7/23/09 .......................................................................     4,000,000      4,080,000
Tawas City Hospital Finance Authority, Tawas St. Joseph's Hospital Project, Refunding, Series A,
  5.60%, 2/15/13 .................................................................................     2,280,000      2,352,436
Wayne County Downriver Systems Sewer Disposal Revenue, Series A, Pre-Refunded, 7.00%, 11/01/13 ...     1,900,000      2,016,356
Wayne County GO,
  IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ..........................................     4,500,000      4,812,885
  South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ..............................       460,000        460,000
                                                                                                                   ------------
                                                                                                                    174,619,763
                                                                                                                   ------------
MINNESOTA 2.0%
Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%,
  10/01/00 .......................................................................................        55,000         55,138
  4/01/10 ........................................................................................     1,500,000      1,531,875
Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding, 8.00%, 12/01/15..     5,000,000      4,042,500
International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 .................     7,250,000      6,451,920
Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 .....................     2,200,000      2,056,978
Minneapolis CDA, Supported Development Revenue, Limited Tax,
  Series 2, 8.40%, 12/01/12 ......................................................................     2,675,000      2,696,935
  Series 3-A, 8.375%, 12/01/19 ...................................................................       600,000        621,456
Minneapolis Revenue, Walker Methodist Senior Services, Series A,
  5.875%, 11/15/18 ...............................................................................     2,500,000      2,168,950
  6.00%, 11/15/28 ................................................................................     2,500,000      2,129,175
Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Series A,
  6.375%, 11/15/29 ...............................................................................     7,500,000      7,634,400
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ...........     3,175,000      3,252,756
Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26 ..........     5,165,000      3,873,750
Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 .....................     4,110,000      4,326,350
Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 .......................     3,400,000      3,670,572
(d) South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 ..................    10,000,000      6,400,000
St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ....................................................     5,610,000      5,879,729
St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ...........................................     1,240,000      1,294,250
St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 .........       560,000        568,562
St. Paul Port Authority IDR,
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ..........................................        40,000         38,624
  SDA Enterprises, Series K, 10.25%, 10/01/10 ....................................................     1,095,000      1,035,443
  Series A-I, 8.50%, 12/01/01 ....................................................................       460,000        455,474
  Series A-I, 9.00%, 12/01/02 ....................................................................       260,000        258,495
  Series A-I, 9.00%, 12/01/12 ....................................................................     4,300,000      3,862,819
  Series A-II, 8.50%, 12/01/01 ...................................................................       450,000        445,572

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MINNESOTA (CONT.)
St. Paul Port Authority IDR, (cont.)
  Series A-II, 9.00%, 12/01/02 ................................................................   $   255,000   $    253,524
  Series A-II, 9.00%, 12/01/12 ................................................................     4,235,000      3,804,428
  Series A-III, 8.50%, 12/01/01 ...............................................................       470,000        465,375
  Series A-III, 9.00%, 12/01/02 ...............................................................       265,000        263,466
  Series A-III, 9.00%, 12/01/12 ...............................................................     4,430,000      3,979,602
  Series A-IV, 8.50%, 12/01/01 ................................................................       365,000        361,408
  Series A-IV, 9.00%, 12/01/02 ................................................................       205,000        203,813
  Series A-IV, 9.00%, 12/01/12 ................................................................     3,375,000      3,031,864
  Series C, 10.00%, 12/01/01 ..................................................................       860,000        871,137
  Series C, 10.00%, 12/01/02 ..................................................................       715,000        724,259
  Series C, 10.00%, 12/01/06 ..................................................................     2,930,000      2,808,112
  Series C, 9.875%, 12/01/08 ..................................................................     3,100,000      2,959,663
  Series F, 8.00%, 9/01/00 ....................................................................        25,000         25,000
  Series F, 10.25%, 10/01/00 ..................................................................        70,000         69,982
  Series F, 8.00%, 9/01/01 ....................................................................        25,000         24,856
  Series F, 10.25%, 10/01/01 ..................................................................        80,000         79,982
  Series F, 8.00%, 9/01/02 ....................................................................        25,000         24,780
  Series F, 10.25%, 10/01/02 ..................................................................        90,000         89,839
  Series F, 8.00%, 9/01/19 ....................................................................     1,025,000        816,587
  Series I, 10.75%, 12/01/00 ..................................................................        15,000         15,002
  Series I, 10.75%, 12/01/01 ..................................................................        15,000         15,054
  Series I, 10.75%, 12/01/02 ..................................................................        15,000         15,033
  Series J, 9.50%, 12/01/01 ...................................................................        80,000         80,078
  Series J, 9.50%, 12/01/02 ...................................................................        95,000         94,842
  Series J, 9.50%, 12/01/11 ...................................................................     1,325,000      1,239,193
  Series L, 9.50%, 12/01/01 ...................................................................        40,000         40,039
  Series L, 9.75%, 12/01/01 ...................................................................        25,000         25,024
  Series L, 9.50%, 12/01/02 ...................................................................        45,000         44,925
  Series L, 9.75%, 12/01/02 ...................................................................        30,000         29,944
  Series L, 9.50%, 12/01/14 ...................................................................     1,025,000        950,524
  Series L, 9.75%, 12/01/14 ...................................................................     1,530,000      1,424,476
  Series N, 10.00%, 12/01/01 ..................................................................        65,000         65,047
  Series N, 10.75%, 10/01/02 ..................................................................     1,020,000      1,022,417
  Series N, 10.00%, 12/01/02 ..................................................................        65,000         64,878
  Series N, 10.00%, 12/01/14 ..................................................................     1,405,000      1,315,094
  Series S, 9.625%, 12/01/01 ..................................................................        55,000         55,063
  Series S, 9.625%, 12/01/02 ..................................................................        60,000         59,894
  Series S, 9.625%, 12/01/14 ..................................................................     1,280,000      1,198,682
  Series T, 9.625%, 12/01/01 ..................................................................        30,000         30,031
  Series T, 9.625%, 12/01/02 ..................................................................        35,000         34,938
  Series T, 9.625%, 12/01/14 ..................................................................       910,000        852,188
St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
  6/01/16 .....................................................................................     4,815,000      4,786,303
  6/01/26 .....................................................................................    10,660,000     10,579,624
Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A, 5.875%,
  9/01/29 .....................................................................................     4,000,000      3,661,040
                                                                                                                ------------
                                                                                                                 113,308,733
                                                                                                                ------------
MISSISSIPPI 1.0%
Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ................    33,295,000     30,332,744
Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
  Refunding, Series A, 5.50%, 10/01/21 ........................................................     4,000,000      3,278,960
  Series B, 5.50%, 10/01/21 ...................................................................     1,000,000        819,740
Lowndes County Hospital Revenue, Golden Triangle Medical Center, 8.50%, 2/01/10 ...............     3,750,000      3,816,863
Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
  5.875%, 4/01/22 .............................................................................     5,000,000      4,678,350
  Refunding, 5.90%, 5/01/22 ...................................................................    12,475,000     11,706,665
                                                                                                                ------------
                                                                                                                  54,633,322
                                                                                                                ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI 1.2%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
  Pre-Refunded, 6.25%, 12/01/16 ..................................................................   $ 1,000,000   $ 1,107,580
  Pre-Refunded, 6.40%, 12/01/25 ..................................................................     3,000,000     3,338,250
  Refunding, 5.25%, 12/01/20 .....................................................................    12,280,000    10,676,355
  Refunding, 5.25%, 12/01/26 .....................................................................     8,875,000     7,525,290
St. Louis County IDA, Kiel Center, Refunding,
  7.625%, 12/01/09 ...............................................................................     8,000,000     8,391,920
  7.75%, 12/01/13 ................................................................................     5,175,000     5,430,749
  7.875%, 12/01/24 ...............................................................................     6,000,000     6,299,100
St. Louis Municipal Finance Corp. Leasehold Revenue,
  City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ........................     8,640,000     9,040,723
  Refunding, Series A, 6.00%, 7/15/13 ............................................................    14,250,000    14,838,240
West Plains IDA, Hospital Revenue,
  Ozarks Medical Center, 6.30%, 11/15/11 .........................................................     1,000,000       917,840
  Ozarks Medical Center, 6.75%, 11/15/24 .........................................................     1,870,000     1,663,066
  Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 ......................................       500,000       419,885
                                                                                                                   -----------
                                                                                                                    69,229,113
                                                                                                                   -----------
MONTANA .4%
Montana State Board of Housing SFM,
  Senior Bonds, Series B-2, 8.90%, 10/01/00 ......................................................        15,000        15,007
  Series A, FHA Insured, 8.275%, 10/01/03 ........................................................       215,000       220,450
Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project, 7.00%,
  12/31/19 .......................................................................................    20,750,000    20,086,830
                                                                                                                   -----------
                                                                                                                    20,322,287
                                                                                                                   -----------
NEBRASKA .3%
Kearney IDR, Great Platte River Road, 6.75%,
  1/01/23 ........................................................................................     9,000,000     7,450,110
  1/01/28 ........................................................................................     6,500,000     5,310,045
Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical Center,
  6.375%, 12/15/08 ...............................................................................     1,145,000     1,180,392
  Pre-Refunded, 6.375%, 12/15/08 .................................................................       955,000     1,012,415
                                                                                                                   -----------
                                                                                                                    14,952,962
                                                                                                                   -----------
NEVADA 2.8%
Clark County IDR, Southwest Gas Corp., Series A, 6.50%, 12/01/33 .................................    13,775,000    13,736,017
Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 ......................................     7,550,000     7,653,586
Henderson Local ID,
  No. 2, 9.50%, 8/01/11 ..........................................................................     5,220,000     5,402,596
  No. T-1, Series A, 8.50%, 8/01/13 ..............................................................    21,095,000    22,697,376
  No. T-10, 7.50%, 8/01/15 .......................................................................     6,980,000     7,093,844
  No. T-12, Series A, 7.375%, 8/01/18 ............................................................    48,305,000    49,888,921
Henderson Local Improvement Districts No. T-4C, Green Valley, Refunding, Series A, 5.90%,
  11/01/18 ......................................................................................      3,190,000     3,062,815
Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A, 6.10%, 6/15/14..      3,500,000     3,553,970
Las Vegas Local Improvement Bond Special Assessment,
  ID No. 404, FSA Insured, 5.85%, 11/01/09 .......................................................     3,310,000     3,383,118
  ID No. 707, 6.60%, 6/01/05 .....................................................................       985,000     1,018,608
  ID No. 707, 6.70%, 6/01/06 .....................................................................     1,220,000     1,261,907
  ID No. 707, 6.80%, 6/01/07 .....................................................................     1,780,000     1,841,552
  ID No. 707, 7.10%, 6/01/16 .....................................................................     7,900,000     8,178,712
Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 .........................     7,100,000     7,316,834
Nevada Housing Division, SF Program, Subordinated,
  FI/GML, Series A, 9.30%, 10/01/00 ..............................................................        15,000        15,011
  FI/GML, Series A-1, 8.75%, 10/01/04 ............................................................       160,000       165,142
  FI/GML, Series A-2, 9.375%, 10/01/00 ...........................................................        15,000        15,011
  FI/GML, Series A-2, 8.65%, 10/01/01 ............................................................        95,000        95,576
  FI/GML, Series A-3, 9.20%, 10/01/00 ............................................................        25,000        25,016
  FI/GML, Series B, 9.50%, 10/01/01 ..............................................................        75,000        75,987
  FI/GML, Series B-1, 7.90%, 10/01/05 ............................................................       470,000       481,731
  FI/GML, Series C-1, 7.55%, 10/01/05 ............................................................       580,000       586,252

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEVADA (CONT.)
Nevada Housing Division, SF Program, Subordinated, (cont.)
   Series B-2, 9.65%, 10/01/02 ................................................................    $       60,000   $       60,357
   Series C-1, 9.60%, 10/01/02 ................................................................           115,000          115,388
Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, 6.40%, 7/01/29 .....        15,415,000       16,443,181
                                                                                                                    --------------
                                                                                                                       154,168,508
                                                                                                                    --------------

NEW HAMPSHIRE 1.6%
New Hampshire Higher Education and Health Facilities Authority Revenue,
   Hillcrest Terrace, 7.50%, 7/01/24 ..........................................................        18,150,000       17,831,286
   Littleton Hospital Association, Series B, 5.90%, 5/01/28 ...................................         2,000,000        1,590,100
   New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ......................         1,300,000        1,192,243
New Hampshire State Business Finance Authority PCR,
   Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 ......................        21,000,000       19,450,410
   United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 .............................         3,000,000        2,855,400
New Hampshire State IDAR, Pollution Control, Public Service Co. of New Hampshire Project,
   Series A, 7.65%, 5/01/21 ...................................................................        10,970,000       11,254,123
   Series C, 7.65%, 5/01/21 ...................................................................        34,635,000       35,532,047
                                                                                                                    --------------
                                                                                                                        89,705,609
                                                                                                                    --------------

NEW JERSEY 3.2%
Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group,
   Refunding, 7.50%, 7/01/30 ..................................................................         5,000,000        5,145,350
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
   Series 1, 6.00%, 1/01/19 ...................................................................         2,180,000        2,120,050
   Series 1, 6.00%, 1/01/29 ...................................................................         5,000,000        4,768,750
   Series 2, 6.125%, 1/01/19 ..................................................................         2,125,000        2,095,781
   Series 2, 6.125%, 1/01/29 ..................................................................         5,105,000        4,951,850
New Jersey EDA, Lease Revenue, International Center for Public Health Project, University of
   Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ......................................         9,965,000       10,396,783
New Jersey EDA, Special Facility Revenue, Continental Airlines Inc. Project,
   6.625%, 9/15/12 ............................................................................        18,500,000       18,969,900
   6.25%, 9/15/19 .............................................................................        54,420,000       51,918,857
   6.40%, 9/15/23 .............................................................................        73,030,000       70,475,411
   6.25%, 9/15/29 .............................................................................         3,125,000        2,934,688
New Jersey EDA Revenue, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ..............         1,500,000        1,212,675
New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
   8.40%, 7/01/19 .............................................................................         2,100,000        2,115,876
                                                                                                                    --------------
                                                                                                                       177,105,971
                                                                                                                    --------------

NEW MEXICO 3.5%
Farmington PCR,
   Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16 ...        24,045,000       23,564,100
   Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23 ....        58,250,000       56,879,960
   Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22 ...        66,125,000       64,793,904
   Public Service Co. Project, Series A, 6.60%, 10/01/29 ......................................         6,000,000        5,961,240
   Tucson Electric Power Co., Series A, 6.95%, 10/01/20 .......................................        37,000,000       37,543,530
New Mexico Mortgage Finance Authority SFM Program, Refunding,
   Series A-1, 7.90%, 7/01/04 .................................................................           225,000          229,842
   Series A, 9.10%, 9/01/03 ...................................................................           410,000          420,619
   Sub Series A, 9.55%, 9/01/02 ...............................................................           310,000          313,643
Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15 ..         3,620,000        3,866,088
                                                                                                                    --------------
                                                                                                                       193,572,926
                                                                                                                    --------------

NEW YORK 9.3%
MTA Service Contract Revenue,
   Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ...................................         3,860,000        3,974,989
   Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ...................................         3,330,000        3,525,904
   Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ...................................         3,050,000        3,233,610
   Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 ....................................         2,330,000        2,467,074
   Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 ....................................         2,470,000        2,618,694
   Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ...................................         7,830,000        8,338,872
MTA Transit Facilities Revenue, Series A, MBIA Insured, 5.875%, 7/01/27 .......................        22,700,000       23,222,781

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York City GO,
   Refunding, Series F, 6.00%, 8/01/11 ........................................................    $   10,000,000   $   10,643,600
   Refunding, Series H, 6.25%, 8/01/15 ........................................................        25,000,000       26,725,000
   Refunding, Series H, 6.125%, 8/01/25 .......................................................         5,600,000        5,830,384
   Refunding, Series J, 6.00%, 8/01/21 ........................................................        10,000,000       10,354,800
   Series A, 6.125%, 8/01/06 ..................................................................         9,955,000       10,597,894
   Series A, 6.25%, 8/01/08 ...................................................................        10,000,000       10,697,300
   Series A, 7.25%, 3/15/20 ...................................................................           100,000          101,559
   Series A, 6.25%, 8/01/21 ...................................................................           845,000          867,232
   Series A, Pre-Refunded, 6.125%, 8/01/06 ....................................................           235,000          252,442
   Series B, 7.00%, 2/01/18 ...................................................................         3,255,000        3,399,229
   Series B, 7.00%, 2/01/19 ...................................................................         3,375,000        3,520,800
   Series B, 7.00%, 2/01/20 ...................................................................         3,305,000        3,445,925
   Series B, 6.00%, 8/15/26 ...................................................................         4,355,000        4,484,953
   Series B, Pre-Refunded, 6.75%, 10/01/15 ....................................................           100,000          106,151
   Series B, Pre-Refunded, 7.00%, 2/01/18 .....................................................           835,000          877,009
   Series B, Pre-Refunded, 7.00%, 2/01/19 .....................................................         1,625,000        1,706,754
   Series B, Pre-Refunded, 7.00%, 2/01/20 .....................................................         2,440,000        2,562,756
   Series B, Pre-Refunded, 6.00%, 8/15/26 .....................................................           645,000          703,063
   Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .....................................        17,070,000       18,842,378
   Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .....................................         5,000,000        5,564,000
   Series C, Pre-Refunded, 7.25%, 8/15/24 .....................................................         7,905,000        8,127,289
   Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .....................................            55,000           58,485
   Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .....................................           370,000          393,443
   Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 .....................................           435,000          466,494
   Series D, 6.00%, 2/15/10 ...................................................................         8,155,000        8,598,061
   Series D, 7.625%, 2/01/14 ..................................................................            40,000           42,124
   Series D, 7.50%, 2/01/18 ...................................................................             5,000            5,255
   Series D, Pre-Refunded, 7.70%, 2/01/11 .....................................................           150,000          159,066
   Series D, Pre-Refunded, 7.625%, 2/01/13 ....................................................           400,000          423,772
   Series D, Pre-Refunded, 7.625%, 2/01/14 ....................................................           810,000          858,138
   Series D, Pre-Refunded, 7.50%, 2/01/18 .....................................................           380,000          401,945
   Series D, Pre-Refunded, 7.50%, 2/01/19 .....................................................           330,000          349,058
   Series E, 6.25%, 2/15/07 ...................................................................         3,270,000        3,500,273
   Series E, 7.50%, 2/01/18 ...................................................................            45,000           47,295
   Series E, Pre-Refunded, 7.50%, 2/01/18 .....................................................           480,000          507,720
   Series F, 7.625%, 2/01/13 ..................................................................            45,000           47,415
   Series F, 7.625%, 2/01/15 ..................................................................             5,000            5,265
   Series F, 7.50%, 2/01/21 ...................................................................           110,000          115,381
   Series F, Pre-Refunded, 7.625%, 2/01/13 ....................................................           310,000          328,423
   Series F, Pre-Refunded, 7.625%, 2/01/14 ....................................................           275,000          291,343
   Series F, Pre-Refunded, 7.625%, 2/01/15 ....................................................            25,000           26,486
   Series F, Pre-Refunded, 7.50%, 2/01/21 .....................................................           575,000          608,206
   Series F, Pre-Refunded, 6.625%, 2/15/25 ....................................................         8,625,000        9,455,070
   Series G, 5.75%, 8/01/10 ...................................................................           505,000          526,690
   Series G, 6.125%, 10/15/11 .................................................................        20,480,000       22,050,611
   Series G, 6.20%, 10/15/14 ..................................................................        10,000,000       10,712,100
   Series G, 7.50%, 2/01/22 ...................................................................            10,000           10,486
   Series G, Pre-Refunded, 7.50%, 2/01/22 .....................................................            50,000           52,852
   Series H, 7.20%, 2/01/15 ...................................................................           875,000          916,361
   Series H, 7.00%, 2/01/22 ...................................................................            10,000           10,420
   Series H, Pre-Refunded, 7.20%, 2/01/14 .....................................................           625,000          658,125
   Series H, Pre-Refunded, 7.20%, 2/01/15 .....................................................           500,000          526,500
   Series H, Pre-Refunded, 7.00%, 2/01/19 .....................................................         2,245,000        2,359,517
   Series H, Pre-Refunded, 7.00%, 2/01/20 .....................................................           280,000          294,087
   Series H, Pre-Refunded, 7.00%, 2/01/22 .....................................................            25,000           26,258
   Series I, 6.25%, 4/15/17 ...................................................................        23,865,000       25,282,342
   Series I, 6.25%, 4/15/27 ...................................................................         7,705,000        8,057,427
   Series I, Pre-Refunded, 6.25%, 4/15/17 .....................................................         1,505,000        1,661,610
   Series I, Pre-Refunded, 6.25%, 4/15/27 .....................................................        15,215,000       16,798,273

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)(CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York City IDA,
   Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ..........    $    7,105,000   $    6,922,899
   IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 .........................         7,500,000        6,590,475
New York State Dormitory Authority Revenue,
   City University System, Third General, Series 2, 6.00%, 7/01/26 ............................         6,100,000        6,275,558
   Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ................................        11,240,000       11,738,382
   State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ......................         5,000,000        5,455,450
New York State HFA, Service Contract Obligation Revenue, Series A,
   6.00%, 3/15/26 .............................................................................         4,975,000        5,082,808
   Pre-Refunded, 7.80%, 9/15/10 ...............................................................         6,850,000        6,992,823
   Pre-Refunded, 7.80%, 9/15/20 ...............................................................         9,715,000        9,917,558
New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .....................................        12,515,000       13,118,473
New York State Medical Care Facilities Finance Agency Revenue, Hospital and Nursing, Series B,
   FHA Insured, 6.95%, 2/15/32 ................................................................         3,305,000        3,434,325
   Pre-Refunded, 6.95%, 2/15/32 ...............................................................           695,000          733,927
New York State Mortgage Agency Revenue, Homeowners Mortgage,
   Series 59, 6.10%, 10/01/15 .................................................................         2,000,000        2,094,500
   Series 59, 6.15%, 10/01/17 .................................................................         2,750,000        2,865,088
   Series 61, 5.80%, 10/01/16 .................................................................         5,000,000        5,125,450
New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
   5.70%, 1/01/27 .............................................................................         4,750,000        4,749,573
Oneida County IDAR, Civic Facility, St. Elizabeth Medical,
   Series A, 5.75%, 12/01/19 ..................................................................         1,575,000        1,313,219
   Series A, 5.875%, 12/01/29 .................................................................         2,750,000        2,245,073
   Series B, 6.00%, 12/01/19 ..................................................................         2,520,000        2,179,220
   Series B, 6.00%, 12/01/29 ..................................................................         7,560,000        6,284,099
Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
   Refunding,
   6.80%, 11/01/14 ............................................................................         5,000,000        4,985,900
   7.00%, 11/01/30 ............................................................................         7,000,000        6,929,720
Port Authority of New York and New Jersey Special Obligation Revenue,
   2nd Installment, 6.50%, 10/01/01 ...........................................................         1,000,000        1,011,680
   3rd Installment, 7.00%, 10/01/07 ...........................................................         8,000,000        8,641,200
   4th Installment, Special Project, 6.75%, 10/01/11 ..........................................           925,000          977,281
   5th Installment, 6.75%, 10/01/19 ...........................................................        17,500,000       18,046,875
   Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ....................        10,000,000       10,285,300
   Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ...................        27,650,000       28,446,873
TSASC Inc. New York, TFABS, Series 1, 6.25%,
   7/15/27 ....................................................................................        19,630,000       20,062,645
   7/15/34 ....................................................................................        22,375,000       22,868,145
Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
   6.40%, 6/01/14 .............................................................................           725,000          650,369
   6.45%, 6/01/24 .............................................................................         1,950,000        1,687,706
Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
   Series A, 7.90%, 12/15/07 ..................................................................         1,060,000        1,067,611
                                                                                                                    --------------
                                                                                                                       522,205,024
                                                                                                                    --------------

NORTH CAROLINA 1.4%
Eastern Municipal Power Agency Power System Revenue,
   Refunding, Series D, 6.75%, 1/01/26 ........................................................         5,000,000        5,149,100
   Series D, 6.70%, 1/01/19 ...................................................................         2,000,000        2,075,160
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding,
   Series A, 5.75%, 1/01/26 ...................................................................        37,500,000       34,478,625
   Series B, 5.75%, 1/01/24 ...................................................................        35,750,000       33,024,778
North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
   3/01/16 ....................................................................................         2,675,000        2,793,610
   9/01/17 ....................................................................................         1,770,000        1,841,880
                                                                                                                    --------------
                                                                                                                        79,363,153
                                                                                                                    --------------

NORTH DAKOTA .5%
Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
   6.05%, 1/01/19 .............................................................................        24,655,000       25,487,846
                                                                                                                    --------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO 3.4%
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air
Inc., Refunding,
   Series C, 6.05%, 10/01/09 ..................................................................    $    7,500,000   $    7,604,025
   Series E, 6.05%, 10/01/09 ..................................................................         4,000,000        4,055,480
Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
   Refunding, 5.50%, 7/01/17 ..................................................................         3,100,000        2,538,187
   Refunding, 5.50%, 7/01/21 ..................................................................         4,700,000        3,737,534
   Series A, 6.625%, 7/01/13 ..................................................................         1,000,000        1,000,870
Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding, Series A,
   6.625%, 7/01/14 ............................................................................         1,000,000          969,580
   6.75%, 7/01/20 .............................................................................         2,000,000        1,932,040
Montgomery County Health Systems Revenue,
   Refunding, Series B, 8.10%, 7/01/01 ........................................................           300,000          302,949
   Refunding, Series B-1, 8.10%, 7/01/01 ......................................................           300,000          302,949
   Refunding, Series B-1, 8.10%, 7/01/18 ......................................................         1,955,000        2,244,223
   Series B-1, Pre-Refunded, 8.10%, 7/01/18 ...................................................         4,345,000        5,172,592
   Series B-2, 8.10%, 7/01/18 .................................................................         1,995,000        2,292,315
   Series B-2, Pre-Refunded, 8.10%, 7/01/18 ...................................................         4,505,000        5,375,862
   St. Leonard, Series B, 8.10%, 7/01/18 ......................................................         3,100,000        3,561,745
   St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ........................................         6,500,000        7,756,515
Ohio State Air Quality Development Authority Revenue,
   Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ..............................        17,900,000       17,850,954
   PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ...............................        39,760,000       37,852,713
Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 ...............        16,650,000        6,077,250
Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
   Refunding, Series A, 8.00%, 10/01/23 .......................................................        27,700,000       29,785,533
Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC Insured, 5.90%,
   12/01/21 ...................................................................................         9,250,000        9,481,158
Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
   Project 1, 7.00%, 4/01/04 ..................................................................         3,445,000        3,558,478
   Project 1, 7.25%, 4/01/09 ..................................................................         5,385,000        5,650,104
   Project 1, 7.375%, 4/01/14 .................................................................         8,200,000        8,611,476
   Project 1, 7.50%, 4/01/19 ..................................................................        14,365,000       14,584,928
   Series 1, Pre-Refunded, 9.125%, 9/15/01 ....................................................           510,000          520,746
   Series 1, Pre-Refunded, 9.125%, 9/15/13 ....................................................         5,875,000        5,998,786
Toledo-Lucas County Port Authority Development Revenue, Northwest Ohio Bond Fund,
   Series A, Pre-Refunded, 8.625%, 5/15/10 ....................................................         1,035,000        1,058,629
   Series B, 9.00%, 11/15/08 ..................................................................           765,000          770,080
Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ........         1,500,000        1,440,555
                                                                                                                    --------------
                                                                                                                       192,088,256
                                                                                                                    --------------

OKLAHOMA .3%
Tulsa County Municipal Airport Revenue, American Airlines Inc., 7.375%, 12/01/20 ..............        12,845,000       13,156,877
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
   6.00%, 8/15/14 .............................................................................         4,000,000        3,747,160
                                                                                                                    --------------
                                                                                                                        16,904,037
                                                                                                                    --------------

OREGON 1.8%
Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
   5.75%, 1/01/13 .............................................................................        13,000,000       12,025,130
   5.875%, 1/01/16 ............................................................................        19,400,000       17,879,428
   6.00%, 1/01/25 .............................................................................        61,060,000       55,015,060
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
   6.00%, 5/01/26 .............................................................................         9,400,000        9,851,576
Oregon State Health Housing Educational and Cultural Facilities Authority, Linfield College
   Project, Series A, 6.75%, 10/01/25 .........................................................         5,220,000        5,589,472
                                                                                                                    --------------
                                                                                                                       100,360,666
                                                                                                                    --------------

PENNSYLVANIA 6.0%
Allegheny County Hospital Development Authority Revenue,
   Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 ..........................         9,100,000        9,151,324
   Allegheny Valley Hospital, 7.75%, 8/01/20 ..................................................         2,100,000        2,142,924
   Health System, Series A, 6.50%, 11/15/30 ...................................................        10,000,000       10,649,800
   Health System, Series B, 8.65%, 11/15/05 ...................................................         1,000,000        1,002,670
   Health System, Series B, 9.25%, 11/15/15 ...................................................        25,000,000       24,594,750
   Health System, Series B, 9.25%, 11/15/22 ...................................................        25,000,000       23,866,500
   Health System, Series B, 9.25%, 11/15/30 ...................................................        25,000,000       23,554,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA (CONT.)
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%, 7/15/20 ........    $    6,460,000   $    6,292,751
Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..................         4,000,000        4,099,680
Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
   Asbury Health Center, Refunding,
   7.40%, 12/01/15 ............................................................................         5,250,000        5,225,430
   6.375%, 12/01/19 ...........................................................................         1,000,000          880,710
   6.375%, 12/01/24 ...........................................................................         1,750,000        1,512,210
Delaware County IDAR, Resource Recovery Facility,
   Refunding, Series A, 6.10%, 1/01/04 ........................................................         1,310,000        1,283,721
   Refunding, Series A, 6.10%, 1/01/06 ........................................................         2,140,000        2,066,427
   Refunding, Series A, 6.50%, 1/01/08 ........................................................           425,000          413,406
   Refunding, Series A, 6.10%, 7/01/13 ........................................................        20,500,000       18,822,895
   Refunding, Series A, 6.20%, 7/01/19 ........................................................         6,500,000        5,865,795
Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
   10.375%, 7/01/11 ...........................................................................           650,000          675,727
   Refunding, 10.375%, 7/01/11 ................................................................         2,700,000        2,806,866
Gettysburg IDA Health Facilities Revenue, Encore Nursing Center, Refunding, 10.375%, 7/01/11 ..         2,900,000        3,014,782
Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ........................         1,650,000        1,669,520
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
   Insured, 6.15%, 8/01/29 ....................................................................         4,000,000        4,140,440
Montgomery County Higher Education and Health Authority Revenue, First Mortgage, Holy Redeemer
   Long Term Care, Series A, Pre-Refunded,
   8.20%, 6/01/06 .............................................................................         1,295,000        1,369,307
   8.00%, 6/01/22 .............................................................................         3,500,000        3,724,735
Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 .....................................        10,000,000       10,238,800
Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
   6.25%, 9/01/04 .............................................................................         5,000,000        5,121,800
   6.60%, 9/01/09 .............................................................................        16,000,000       16,509,120
   6.70%, 9/01/14 .............................................................................        20,760,000       21,471,030
   6.75%, 9/01/19 .............................................................................        15,800,000       16,276,528
Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
   12/01/15 ...................................................................................        10,000,000       10,337,500
Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
   Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%, 11/15/16 .......        13,000,000       13,282,490
   University of Pennsylvania Health Services, Refunding, Series A, 5.875%, 1/01/15 ...........           700,000          660,954
Philadelphia Gas Works Revenue,
   14th Series A, Pre-Refunded, 6.375%, 7/01/26 ...............................................           885,000          945,481
   Refunding, 14th Series A, 6.375%, 7/01/26 ..................................................         1,965,000        1,986,242
Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ..........................................         3,080,000        3,222,265
Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
   5.85%, 5/15/13 .............................................................................         2,200,000        1,900,976
   5.75%, 5/15/18 .............................................................................         1,500,000        1,228,485
   5.875%, 5/15/28 ............................................................................         2,500,000        1,987,375
Philadelphia Municipal Authority Revenue, Lease,
   Refunding, Series D, 6.30%, 7/15/17 ........................................................         3,500,000        3,500,000
   Sub. Series C, 8.625%, 11/15/16 ............................................................         1,555,000        1,624,975
   Sub. Series D, 6.25%, 7/15/13 ..............................................................         3,000,000        3,018,750
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..........................        14,155,000       15,201,055
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%,
   1/01/10 ....................................................................................        27,190,000       27,283,534
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
   Series A, MBIA Insured, 5.75%, 7/01/16 .....................................................         8,130,000        8,329,673
South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ...............         7,735,000        7,812,814
Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%,
   4/01/14 ....................................................................................         5,025,000        5,274,140
                                                                                                                    --------------
                                                                                                                       336,040,357
                                                                                                                    --------------

RHODE ISLAND .3%
Rhode Island Housing and Mortgage Finance Corp  Revenue, Homeownership Opportunity, Series
   17-A, 6.25%, 4/01/17 .......................................................................         5,000,000        5,193,000
Rhode Island State Health and Educational Building Corp  Revenue,
   Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .................         3,500,000        3,518,690
   Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ................................         6,000,000        6,024,420

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
RHODE ISLAND (CONT.)
West Warwick GO, Series A,
   7.00%, 8/15/02 .............................................................................    $       90,000   $       91,271
   7.30%, 7/15/08 .............................................................................           770,000          826,649
                                                                                                                    --------------
                                                                                                                        15,654,030
                                                                                                                    --------------

SOUTH CAROLINA .3%
Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
   11/01/13 ...................................................................................         3,410,000        3,262,961
Piedmont Municipal Power Agency Electric Revenue, Refunding,
   6.60%, 1/01/21 .............................................................................         3,660,000        3,663,733
   Series A, AMBAC Insured, 6.55%, 1/01/16 ....................................................         4,110,000        4,113,946
South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
   5.65%, 5/01/18 .............................................................................         3,200,000        2,639,072
   5.70%, 5/01/26 .............................................................................         4,235,000        3,332,013
                                                                                                                    --------------
                                                                                                                        17,011,725
                                                                                                                    --------------

SOUTH DAKOTA .2%
South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ...................         5,000,000        5,180,000
South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes Health Care,
   Pre-Refunded, 7.25%, 4/01/22 ...............................................................         2,480,000        2,688,494
   Refunding, 7.25%, 4/01/22 ..................................................................         1,020,000        1,038,095
                                                                                                                    --------------
                                                                                                                         8,906,589
                                                                                                                    --------------

TENNESSEE .2%
Knox County Health, Educational and Housing Facilities Board MFHR, East Towne Village Project,
   GNMA Secured, 8.20%, 7/01/28 ...............................................................         3,000,000        3,068,100
Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express
   Corp., 7.875%, 9/01/09 .....................................................................         6,000,000        6,308,520
Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise, 10.125%,
   12/01/11 ...................................................................................         2,700,000        2,798,982
Tennessee HDA, Mortgage Finance, Series A, 6.90%, 7/01/25 .....................................           175,000          184,737
                                                                                                                    --------------
                                                                                                                        12,360,339
                                                                                                                    --------------

TEXAS 2.0%
Alliance Airport Authority Special Facilities Revenue, 7.50%, 12/01/29 ........................        10,000,000       10,253,700
Bexar County Health Facilities Development Corp  Revenue, Incarnate Word Health Services,
   Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ...............................................         8,750,000        9,412,550
Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ...................................         4,010,000        4,146,821
Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .........................         5,000,000        4,093,550
El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 .......................................         3,005,000        3,156,542
Georgetown Health Facilities Development Corp  Revenue, Georgetown Healthcare System,
   Refunding, 6.25%, 8/15/29 ..................................................................        10,975,000        9,053,058
Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
   5.60%, 1/01/27 .............................................................................         8,640,000        6,700,579
   Series A, 5.60%, 4/01/18 ...................................................................         4,500,000        3,653,550
Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%,
   4/01/18 ....................................................................................         7,000,000        7,296,450
Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
   Series A, 6.50%, 10/01/08 ..................................................................           755,000          755,483
   Series A, 6.75%, 10/01/14 ..................................................................        12,990,000       13,007,407
   Series A, 6.25%, 10/01/17 ..................................................................         4,795,000        4,657,767
   Series B, 5.75%, 10/01/08 ..................................................................         1,315,000        1,287,582
   Series B, 6.125%, 10/01/13 .................................................................         5,340,000        5,174,246
   Series B, 5.50%, 10/01/20 ..................................................................        11,255,000       10,025,616
Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ................         7,430,000        7,603,119
Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ...................         4,000,000        4,152,960
Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 ................................         8,750,000        7,549,413
                                                                                                                    --------------
                                                                                                                       111,980,393
                                                                                                                    --------------

U.S TERRITORIES 3.7%
American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 .......................         2,040,000        2,060,400
District of Columbia GO,
   Refunding, Series A, 5.875%, 6/01/05 .......................................................         3,935,000        4,039,907
   Refunding, Series A, 6.00%, 6/01/07 ........................................................        10,905,000       11,281,768
   Series A, ETM, 5.875%, 6/01/05 .............................................................         3,865,000        4,085,730
   Series A, ETM, 6.00%, 6/01/07 ..............................................................           870,000          937,703
   Series A, Pre-Refunded, 6.375%, 6/01/11 ....................................................        22,770,000       25,039,258

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
U.S  TERRITORIES (CONT.)
District of Columbia GO, (cont.)
   Series A, Pre-Refunded, 6.375%, 6/01/16 ....................................................    $   27,230,000   $   29,943,742
   Series E, FSA Insured, 6.00%, 6/01/11 ......................................................         5,000,000        5,226,400
District of Columbia Hospital Revenue,
   Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, ETM, 5.875%, 8/15/19 ........         8,850,000        9,170,282
   Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ...................         1,585,000        1,658,766
   Washington Hospital Center Corp., Series A, Pre-Refunded, 9.00%, 1/01/08 ...................        11,480,000       11,869,402
   Washington Hospital Center Corp., Series A, Pre-Refunded, 8.75%, 1/01/15 ...................         3,750,000        3,874,913
   Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 ..................         4,500,000        4,798,800
District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special
   Tax Revenue, 5.625%, 11/01/10 ..............................................................           795,000          801,010
District of Columbia Revenue,
   Carnegie Endowment Revenue, 5.75%, 11/15/26 ................................................         5,410,000        5,419,954
   Methodist Home Issue, 6.00%, 1/01/29 .......................................................         4,750,000        3,856,383
Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
   Series A, 6.25%, 3/15/28 ...................................................................        14,620,000       14,099,674
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
   6.85%, 3/15/28 .............................................................................         8,855,000        8,789,739
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
   7.75%, 7/01/08 .............................................................................           700,000          702,639
Virgin Islands PFA Revenue,
   Matching Fund Loan Notes, Series A, Pre-Refunded, 7.25%, 10/01/18 ..........................        14,000,000       15,129,100
   sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ...........................        15,000,000       14,478,750
   sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ..........................         9,000,000        8,543,880
   sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ...........................        15,000,000       14,380,500
Virgin Islands Water and Power Authority Electric System Revenue, Series A, Pre-Refunded,
   7.40%, 7/01/11 .............................................................................           335,000          349,063
Virgin Islands Water and Power Authority Water System Revenue, Series B, Pre-Refunded,
   7.60%, 1/01/12 .............................................................................         4,000,000        4,314,800
                                                                                                                    --------------
                                                                                                                       204,852,563
                                                                                                                    --------------

UTAH .1%
Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 .....................................         2,000,000        2,103,860
Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding,
   Series A, 7.45%, 7/01/17 ...................................................................         2,500,000        2,404,825
(c)Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7/01/27 .....................         3,500,000          350,000
Utah State HFA, SFM,
   Series A-2, 9.625%, 7/01/02 ................................................................            10,000           10,046
   Series A-2, 9.45%, 7/01/03 .................................................................            15,000           15,113
   Series B-2, 9.50%, 7/01/02 .................................................................             5,000            5,061
   Series B-2, 9.45%, 7/01/03 .................................................................            20,000           20,181
   Series C-2, 9.05%, 7/01/03 .................................................................            40,000           41,074
   Series D-2, 9.00%, 7/01/03 .................................................................           115,000          118,061
   Series E-1, 8.70%, 7/01/03 .................................................................           140,000          143,604
   Sub Series B-2, 8.70%, 7/01/04 .............................................................           280,000          288,504
   Sub Series D, 8.45%, 7/01/04 ...............................................................           125,000          125,659
                                                                                                                    --------------
                                                                                                                         5,625,988
                                                                                                                    --------------

VERMONT .3%
Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
   Series A, AMBAC Insured, 6.00%, 12/01/23 ...................................................        15,000,000       15,544,500
                                                                                                                    --------------

VIRGINIA .4%
Virginia Beach Development Authority Residential Care Facility Mortgage Revenue, Westminster
   Canterbury Project, Series A,
   7.125%, 11/01/23 ...........................................................................         5,000,000       4,957,350
   7.25%, 11/01/32 ............................................................................         9,000,000       9,012,420
Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ..........         9,715,000       9,999,844
                                                                                                                    --------------
                                                                                                                        23,969,614
                                                                                                                    --------------

WEST VIRGINIA .3%
West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital
   Project, Refunding and Improvement, 7.25%, 7/01/20 .........................................        15,000,000       12,822,300
West Virginia State Water Development Authority Revenue, Solid Waste Management, Series C,
   8.125%, 8/01/15 ............................................................................         2,215,000        2,282,314
                                                                                                                    --------------
                                                                                                                        15,104,614
                                                                                                                    --------------

WISCONSIN .3%
Kaukauna Environmental Improvement Revenue, International Paper Company Project, Series A,
   6.70%, 5/01/24 .............................................................................         4,100,000        4,223,246
Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 ....................         2,275,000        2,349,734

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WISCONSIN (CONT.)
Wisconsin State Health and Educational Facilities Authority Revenue,
   Clement Manor, Refunding, 5.75%, 8/15/24 ...................................................    $    4,000,000   $    3,234,120
   Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 ..............................         9,510,000        9,882,221
                                                                                                                    --------------
                                                                                                                        19,689,321
                                                                                                                    --------------

WYOMING .2%
Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ...........        10,500,000       10,616,620
Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ........................................         1,000,000        1,033,800
                                                                                                                    --------------
                                                                                                                        11,650,420
                                                                                                                    --------------
TOTAL BONDS ...................................................................................                      5,159,226,531
                                                                                                                    --------------

ZERO COUPON BONDS 5.5%
CALIFORNIA 4.3%
Foothill/Eastern Corridor Agency Toll Road Revenue,
   Capital Appreciation, Refunding, 1/15/31 ...................................................         4,000,000         601,360
   Capital Appreciation, Refunding, 1/15/36 ...................................................         4,000,000         440,160
   Capital Appreciation, Refunding, MBIA Insured, 1/15/22 .....................................        49,115,000       13,220,776
   Convertible Capital Appreciation, Refunding, 1/15/23 .......................................        35,000,000       20,265,700
   Convertible Capital Appreciation, Refunding, 1/15/34 .......................................         4,500,000          561,015
San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
   7/1/09 .....................................................................................         3,750,000        2,482,950
   7/1/10 .....................................................................................         4,500,000        2,816,325
   7/1/12 .....................................................................................         4,500,000        2,492,910
   7/1/13 .....................................................................................         4,250,000        2,203,583
   7/1/14 .....................................................................................         2,250,000        1,092,038
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   junior lien, ETM, 1/01/04 ..................................................................         7,400,000        6,419,130
   junior lien, ETM, 1/01/05 ..................................................................         8,000,000        6,634,560
   junior lien, ETM, 1/01/06 ..................................................................         9,000,000        7,128,810
   junior lien, ETM, 1/01/07 ..................................................................         9,400,000        7,104,426
   junior lien, ETM, 1/01/08 ..................................................................        10,400,000        7,492,784
   junior lien, ETM, 1/01/09 ..................................................................        21,900,000       14,940,180
   junior lien, ETM, 1/01/10 ..................................................................        15,000,000        9,658,200
   junior lien, ETM, 1/01/12 ..................................................................        30,100,000       17,248,504
   junior lien, ETM, 1/01/24 ..................................................................        52,700,000       14,470,893
   junior lien, ETM, 1/01/25 ..................................................................        45,200,000       11,714,484
   junior lien, ETM, 1/01/26 ..................................................................       131,900,000       32,258,783
   junior lien, ETM, 1/01/27 ..................................................................       139,100,000       32,097,325
   senior lien, Refunding, Series A, 1/15/23 ..................................................        20,000,000       12,887,600
   senior lien, Refunding, Series A, 1/15/24 ..................................................        20,000,000       12,864,400
                                                                                                                    --------------
                                                                                                                       239,096,896
                                                                                                                    --------------

FLORIDA .2%
Miami-Dade County Special Obligation,
   Capital Appreciation, Series B, MBIA Insured, 10/01/28 .....................................        11,860,000        2,268,699
   Capital Appreciation, Series B, MBIA Insured, 10/01/29 .....................................        20,000,000        3,596,800
   Capital Appreciation, Series B, MBIA Insured, 10/01/32 .....................................         7,780,000        1,161,243
   Capital Appreciation, Series B, MBIA Insured, 10/01/33 .....................................         2,000,000          281,320
   Capital Appreciation, Series B, MBIA Insured, 10/01/35 .....................................         6,765,000          845,151
   sub. lien, Series B, MBIA Insured, 10/01/34 ................................................         3,895,000          516,321
                                                                                                                    --------------
                                                                                                                         8,669,534
                                                                                                                    --------------

ILLINOIS .2%
Robbins Resource Recovery Revenue, Restructuring Project, Series D, 10/15/09 ..................        22,651,189       10,532,803
                                                                                                                    --------------

NEBRASKA .1%
Kearney IDR, Great Platte River Road, Capital Appreciation, zero cpn. to 1/01/06, 7.00%
thereafter,
   1/01/11 ....................................................................................         4,255,000        2,650,269
   1/01/17 ....................................................................................         8,895,000        5,329,172
                                                                                                                    --------------
                                                                                                                         7,979,441
                                                                                                                    --------------

FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS (CONT.)
   NEW YORK .2%
   MAC for City of Troy, Capital Appreciation, Series C, MBIA Insured,
          7/15/21 ..............................................................................    $      428,010    $     133,342
          1/15/22 ..............................................................................           649,658          196,002
   Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation, zero cpn
      to 7/15/02, 6.75% thereafter, 7/15/29 ....................................................        15,000,000       13,716,900
                                                                                                                      -------------
                                                                                                                         14,046,244
                                                                                                                      -------------
   OHIO .1%
   Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
      zero cpn. to 12/01/01,
          6.30% thereafter, 12/01/05 ...........................................................         1,700,000        1,654,219
          6.40% thereafter, 12/01/06 ...........................................................         1,685,000        1,654,940
          6.50% thereafter, 12/01/07 ...........................................................         1,750,000        1,730,838
          6.90% thereafter, 12/01/16 ...........................................................         2,500,000        2,485,025
                                                                                                                      -------------
                                                                                                                          7,525,022
                                                                                                                      -------------
   SOUTH CAROLINA
   Connector 2000 Association Inc. Toll Road Revenue, Series B,
          1/1/30 ...............................................................................           750,000           84,908
          1/1/33 ...............................................................................        20,750,000        1,879,743
                                                                                                                      -------------
                                                                                                                          1,964,651
                                                                                                                      -------------
   TENNESSEE .3%
   Johnson City Health and Educational Facilities Board Hospital Revenue,
      Refunding, First Mortgage Mountain States Health, Series A, MBIA Insured,
          7/1/27 ...............................................................................        19,365,000        3,935,936
          7/1/28 ...............................................................................        19,400,000        3,735,858
          7/1/29 ...............................................................................        19,365,000        3,514,554
          7/1/30 ...............................................................................        19,370,000        3,313,432
                                                                                                                      -------------
                                                                                                                         14,499,780
                                                                                                                      -------------
   TOTAL ZERO COUPON BONDS .....................................................................                        304,314,371
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $5,577,772,292) ...........................................                      5,463,540,902
                                                                                                                      -------------
(a)SHORT TERM INVESTMENTS 1.2%
   Berkeley County Revenue, Bayer Corp. Project, Daily VRDN and Put, 4.35%, 3/01/09 ............         2,000,000        2,000,000
   Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project,
      Refunding, Series C, Daily VRDN and Put, 4.25%, 12/01/23 .................................         3,900,000        3,900,000
   Harris County IDC, Shell Oil Co. Project, Refunding, Daily VRDN and Put, 4.30%, 4/01/27 .....         1,000,000        1,000,000
   Hillsborough County IDA, PCR, Daily VRDN and Put, 4.25%, 5/15/18 ............................         8,900,000        8,900,000
   Jackson County PCR, Chevron USA Inc. Project, Daily VRDN and Put, 4.30%, 6/01/23 ............         1,000,000        1,000,000
   Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put,
      4.30%, 5/01/33 ...........................................................................         2,800,000        2,800,000
   Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.,
      1st Stage, ACES, Refunding, Daily VRDN and Put, 4.35%, 9/01/06 ...........................           700,000          700,000
   Massachusetts State Water Resource Authority Revenue, Multi-Modal Project, sub. lien,
      Series B, AMBAC Insured, Weekly VRDN and Put, 4.00%, 8/01/28 .............................         8,900,000        8,900,000
   McIntosh IDB, Environmental Improvement Revenue, Refunding, Series D, Daily VRDN and
      Put, 4.30%, 7/01/28 ......................................................................         5,300,000        5,300,000
   Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. Project, Refunding,
      Series B, Daily VRDN and Put, 4.30%, 12/01/15 ............................................         2,000,000        2,000,000
   Mt. Vernon PCR, General Electric Co. Project, Refunding, Daily VRDN and Put,
      4.35%, 11/01/18 ..........................................................................         6,200,000        6,200,000
   New York City GO, Daily VRDN and Put, 4.15%, 8/01/17 ........................................         1,000,000        1,000,000
   North Carolina Medical Care Commission Hospital Revenue, Lexington Memorial Hospital
      Project, Refunding, Daily VRDN and Put, 4.35%, 4/01/10 ...................................           500,000          500,000
   Orange County School Board COP, Series B, Daily VRDN and Put, 4.30%, 8/01/25 ................         3,300,000        3,300,000
   Port Arthur Navigation District IDC, American Petrofina Inc., Daily VRDN and Put,
      4.30%, 5/01/03 ...........................................................................         1,900,000        1,900,000
   Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
      Structure, Series 2, Daily VRDN and Put, 4.05%, 5/01/19 ..................................         8,900,000        8,900,000
   Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 4.25%, 4/01/22 .......           600,000          600,000
   Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put, 4.30%, 8/15/20 ...         4,500,000        4,500,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS (CONT.)
   Washington State Health Care Facilities Authority Revenue, Sisters of Providence,
          Series C, Daily VRDN and Put, 4.35%, 10/01/05 ......................................       $    1,300,000   $    1,300,000
          Series E, Daily VRDN and Put, 4.35%, 10/01/05 ......................................            2,300,000        2,300,000
                                                                                                                      --------------
   TOTAL SHORT TERM INVESTMENTS (COST $67,000,000) ...........................................                            67,000,000
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $5,644,772,292) 99.1% .............................................                         5,530,540,902
   OTHER ASSETS, LESS LIABILITIES .9% ........................................................                            52,898,392
                                                                                                                      --------------
   NET ASSETS 100.0% .........................................................................                        $5,583,439,294
                                                                                                                      ==============

See glossary of terms on page 115.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.

(d) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


                                                        SIX MONTHS
                                                           ENDED
                                                         AUGUST 31,                       YEAR ENDED FEBRUARY 28,
                                                            2000       -----------------------------------------------------------
CLASS A                                                 (UNAUDITED)      2000(e)         1999      1998       1997       1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  10.99       $  11.96        $  11.92   $  11.61   $  11.68   $  11.28
                                                        --------------------------------------------------------------------------
Income from investment operations:
    Net investment income(a) .....................           .30            .60             .61        .63        .64        .65
    Net realized and unrealized gains (losses)               .42           (.96)            .05        .32       (.06)       .39
                                                        --------------------------------------------------------------------------
Total from investment operations .................           .72           (.36)            .66        .95        .58       1.04
                                                        --------------------------------------------------------------------------
Less distributions from net investment income ....          (.30)(d)       (.61)(f,g)      (.62)      (.64)      (.65)      (.64)
                                                        --------------------------------------------------------------------------
Net asset value, end of period ...................      $  11.41       $  10.99        $  11.96   $  11.92   $  11.61   $  11.68
                                                        ==========================================================================
Total return(b) ..................................          6.67%         (3.08)%          5.63%      8.37%      5.13%      9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $621,190       $617,407        $681,818   $636,929   $574,691   $564,864
Ratios to average net assets:
    Expenses .....................................           .66%(c)        .65%            .65%       .66%       .64%       .65%
    Net investment income ........................          5.36%(c)       5.23%           5.06%      5.34%      5.58%      5.65%
Portfolio turnover rate ..........................         13.49%         21.21%           5.43%     12.77%      8.87%     12.04%

CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $   11.00      $  10.89
                                                        ------------------------
Income from investment operations:
    Net investment income(a) .....................            .27           .06
    Net realized and unrealized gains ............            .44           .10
                                                        ------------------------
Total from investment operations .................            .71           .16
                                                        ------------------------
Less distributions from net investment income ....           (.27)(d)      (.05)
                                                        ------------------------
Net asset value, end of period ...................      $   11.44      $  11.00
                                                        ========================
Total return(b) ..................................           6.54%         1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $   2,506      $    226
Ratios to average net assets:
    Expenses .....................................           1.22%(c)      1.20%(c)
    Net investment income ........................           4.76%(c)      4.66%(c)
Portfolio turnover rate ..........................          13.49%        21.21%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) Includes distributions in excess of net investment income in the amount of $.004.

(e) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(f) Includes distributions in excess of net investment income in the amount of $.006.

(g)  The fund made a capital gain distribution of $.003.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONT.)

                                                    SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2000    -----------------------------------------------------------
CLASS C                                              (UNAUDITED)         2000           1999        1998       1997       1996(g)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $ 11.05          $ 12.03         $ 11.98     $ 11.66    $ 11.72    $ 11.30
                                                    ------------------------------------------------------------------------------
Income from investment operations:
    Net investment income(a) ...................          .27              .54             .54         .56        .57        .49
    Net realized and unrealized gains (losses)            .42             (.98)            .06         .33       (.05)       .40
                                                    ------------------------------------------------------------------------------
Total from investment operations ...............          .69             (.44)            .60         .89        .52        .89
                                                    ------------------------------------------------------------------------------
Less distributions from net investment income ..         (.27)(d)         (.54)(e,f)      (.55)       (.57)      (.58)      (.47)
                                                    ------------------------------------------------------------------------------
Net asset value, end of period .................      $ 11.47          $ 11.05         $ 12.03     $ 11.98    $ 11.66    $ 11.72
                                                    ------------------------------------------------------------------------------
Total return(b) ................................         6.34%           (3.69)%          5.09%       7.84%      4.57%      8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $47,588          $46,403         $48,715     $28,139    $13,095    $ 4,542
Ratios to average net assets:
    Expenses ...................................         1.22%(c)         1.20%           1.21%       1.21%      1.21%      1.23%(c)
    Net investment income ......................         4.80%(c)         4.67%           4.50%       4.77%      5.01%      5.15%(c)
Portfolio turnover rate ........................        13.49%           21.21%           5.43%      12.77%      8.87%     12.04%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) Includes distributions in excess of net investment income in the amount of $.004.

(e) Includes distributions in excess of net investment income in the amount of $.005.

(f)  The fund made a capital gain distribution of $.003.

(g)  For the period May 1, 1995 (effective date) to February 29, 1996.


                        See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED)

                                                                                                            PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
BONDS 98.2%
Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 .............................................   $ 4,100,000   $ 4,176,424
Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 ...................................     1,000,000     1,044,790
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, MBIA Insured, ETM,
       7.40%, 7/01/16 ..................................................................................     9,500,000    11,464,125
Atlantic County Utilities Authority, Solid Waste Revenue,
       7.00%, 3/01/08 ..................................................................................     2,000,000     1,952,500
       7.125%, 3/01/16 .................................................................................     6,600,000     6,377,250
Bedminister Township Board of Education COP, Pre-Refunded, 7.125%, 9/01/10 .............................     2,000,000     2,066,340
Bergen County Utility Authority Solid Waste System Revenue, Series A, FGIC Insured, 6.25%, 6/15/11 .....     1,325,000     1,385,023
Camden County Improvement Authority Health System Revenue, Catholic Health East, Series B, AMBAC Insured,
    5.00%, 11/15/28 ....................................................................................    11,600,000    10,496,608
Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co., Refunding, Series A,
    MBIA Insured, 6.80%, 3/01/21 .......................................................................     5,400,000     6,329,988
Carteret Board of Education COP, MBIA Insured,
       5.75%, 1/15/30 ..................................................................................     1,155,000     1,168,386
       Pre-Refunded, 6.25%, 4/15/19 ....................................................................     2,750,000     2,986,225
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 3/01/11 .............     1,890,000     1,918,898
Delaware River and Bay Development Authority Revenue,
       FGIC Insured, 5.25%, 1/01/26 ....................................................................    10,200,000     9,758,952
Series A, AMBAC Insured, 5.75%, 1/01/29 ................................................................     4,000,000     4,089,840
Delaware River Port Authority Pennsylvania and New Jersey Revenue, Delaware River Bridges Revenue,
    FSA Insured, 5.75%,
       1/01/22 .........................................................................................     8,500,000     8,702,385
       1/01/26 .........................................................................................    10,000,000    10,216,100
East Orange GO, Water Utility, AMBAC Insured, 5.70%,
       6/15/23 .........................................................................................     1,200,000     1,225,128
       6/15/24 .........................................................................................     1,385,000     1,412,949
       6/15/25 .........................................................................................     1,465,000     1,493,450
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste Management Inc.
    Project, Refunding,
       Series A, 6.85%, 12/01/29 .......................................................................     1,375,000     1,429,120
       Series B, 7.00%, 12/01/29 .......................................................................     1,250,000     1,270,188
Guam Power Authority Revenue, Refunding, Series A, 5.25%, 10/01/34 .....................................     4,000,000     3,691,240
Hamilton Township Board of Education COP, Series B, FSA Insured, 7.00%, 12/15/15 .......................     4,670,000     4,831,349
Higher Education Student Assistance Authority, Student Loan Revenue, Series A, MBIA Insured,
       6.15%, 6/01/19 ..................................................................................     2,500,000     2,593,225
Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 .............................     7,120,000     6,744,847
Howell Township GO, Refunding, FGIC Insured, 6.80%, 1/01/14 ............................................     1,750,000     1,835,715
Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project, Series A,
       6.125%, 1/01/29 .................................................................................     6,510,000     6,233,325
Jersey City GO, Series A, FSA Insured, 5.625%, 3/01/20 .................................................     1,000,000     1,020,780
Lafayette Yard Community Development Revenue, Hotel/Conference Center Project, Trenton Guaranteed,
    MBIA Insured,
       6.00%, 4/01/29 ..................................................................................     1,750,000     1,827,910
       5.80%, 4/01/35 ..................................................................................     2,520,000     2,573,802
Middlesex County COP, MBIA Insured, Pre-Refunded, 6.125%, 2/15/19 ......................................     1,300,000     1,380,340
Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
       8/01/24 .........................................................................................     4,295,000     4,407,357
       8/01/25 .........................................................................................     4,300,000     4,409,994
New Jersey EDA,
       EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 .....................     3,370,000     3,497,723
       EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 .....................       375,000       389,213
       Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ..................     6,370,000     6,405,927
       Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ..................     2,910,000     2,930,137
       Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ..................     2,720,000     2,742,603
       Lease Revenue, International Center for Public Health Project, University of Medicine and
               Dentistry, AMBAC Insured, 6.00%, 6/01/32 ................................................     5,000,000     5,216,650
       Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured, 5.875%, 7/01/11 ......     3,000,000     3,166,530
       Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
               6.25%, 8/01/24 ..........................................................................     8,200,000     8,543,908
       PCR, Jersey Central Power and Light, 7.10%, 7/01/15 .............................................       550,000       573,997
       School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ...........................     1,640,000     1,670,438
       State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/20 ..     4,605,000     4,686,416
       Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ..................................     7,440,000     7,601,225
       Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
               5.80%, 3/01/24 ..........................................................................     1,000,000     1,012,150
       Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ...........................     6,000,000     6,210,840

FRANKLIN TAX-FREE TRUST

                                                                                                             PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Jersey EDA Revenue,
       Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ............    $ 2,500,000   $ 2,483,050
       Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ...........................      5,110,000     5,109,438
       Transportation Project, sub. lease, Series A, FSA Insured, 5.25%, 5/01/17 ......................      5,000,000     4,944,950
       Transportation Project, sub. lease, Series A, FSA Insured, 5.00%, 5/01/18 ......................      2,000,000     1,894,300
New Jersey Health Care Facilities Financing Authority Revenue,
       Atlantic City Medical Center, Series C, 6.80%, 7/01/11 .........................................      2,500,000     2,603,225
       Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ...............................      7,500,000     6,744,450
       Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ..........................      6,000,000     5,450,340
       Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ..............................................      5,725,000     5,203,510
       Cathedral Health Services, Pre-Refunded, 7.25%, 2/15/21 ........................................      2,020,000     2,085,589
       Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .............................      5,000,000     4,797,600
       Cathedral Health Services, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 .................      9,230,000     9,529,698
       Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ..............................      1,200,000     1,018,224
       East Orange General Hospital, Series B, 7.75%, 7/01/20 .........................................      5,445,000     5,574,428
       Franciscan St. Mary's Hospital, 5.875%, 7/01/12 ................................................      4,850,000     5,118,399
       Hackensack University Medical Center, 6.00%, 1/01/34 ...........................................     10,000,000    10,021,900
       Holy Name Hospital, 6.00%, 7/01/25 .............................................................      3,000,000     2,745,450
       Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ..............................................      4,380,000     4,217,809
       Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 .........................        975,000       983,346
       JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ...........................      7,855,000     7,094,636
       Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ....................      7,000,000     6,337,870
       Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 .........................      6,500,000     6,333,405
       Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ..........................     20,000,000    18,893,800
       Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16 ...................      4,900,000     5,299,938
       Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24 ...................      8,250,000     8,923,365
       New Jersey Geriatric Center of Workmen's Circle Inc., Series A, FHA Insured, 8.00%, 2/01/28 ....        125,000       126,603
       Pascack Valley Hospital Association, 5.125%, 7/01/28 ...........................................      6,000,000     4,355,220
       Pascack Valley Hospital, Pre-Refunded, 6.90%, 7/01/21 ..........................................      3,565,000     3,706,816
       Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ........................................      5,000,000     4,947,400
       Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ....................................      2,000,000     1,811,160
       St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 .........................      8,000,000     7,248,240
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%, 7/01/16 ........      1,000,000     1,023,920
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%, 7/01/26 ........      1,000,000     1,025,590
New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ................................      5,000,000     4,872,200
New Jersey State Educational Facilities Authority Revenue,
       Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 .....................      8,000,000     7,564,880
       FGIC Insured, 5.50%, 7/01/30 ...................................................................      6,615,000     6,556,920
       New Jersey Institute of Technology, Refunding, Series A, MBIA Insured, 6.00%, 7/01/24 ..........      1,455,000     1,492,859
       New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 .....................      4,000,000     4,168,760
       Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 .........................................      3,000,000     3,095,100
       Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 .........................................      9,810,000    10,123,724
       Seton Hall University Project, Series D, 7.00%, 7/01/21 ........................................      2,665,000     2,774,238
       Seton Hall University Project, Series D, Pre-Refunded, 7.00%, 7/01/21 ..........................      1,735,000     1,806,118
       Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ......................................      1,100,000     1,004,201
       Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ......................................      1,575,000     1,383,275
       University of Medical Dentistry, Series C, AMBAC Insured, 5.20%, 12/01/19 ......................      1,000,000       956,570
       University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 .....................      2,700,000     2,498,094
New Jersey State Facilities Educational Authority Revenue, Bloomfield College, Series A, 6.85%, 7/01/30      1,400,000     1,469,734
New Jersey State Highway Authority Garden State Parkway General Revenue,
       6.25%, 1/01/14 .................................................................................      2,195,000     2,271,693
       6.00%, 1/01/16 .................................................................................      2,615,000     2,641,438
       Pre-Refunded, 6.25%, 1/01/14 ...................................................................        305,000       318,255
New Jersey State Highway Authority Garden State Parkway Senior Parkway Revenue, 6.20%, 1/01/10 ........      5,000,000     5,536,450
New Jersey State Housing and Mortgage Finance Agency MFHR,
       Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ............................................      5,000,000     5,207,900
       Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ............................................     12,500,000    12,863,625
       Series A1, FSA Insured, 6.35%, 11/01/31 ........................................................      2,000,000     2,086,780

FRANKLIN TAX-FREE TRUST

                                                                                                            PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Jersey State Housing and Mortgage Finance Agency MFHR, (cont.)
       Series B, FSA Insured, 6.25%, 11/01/26 ...........................................................  $ 2,000,000   $ 2,087,160
       Series E1, FSA Insured, 5.70%, 5/01/20 ...........................................................    6,000,000     6,099,480
       Series E1, FSA Insured, 5.75%, 5/01/25 ...........................................................    4,000,000     4,057,040
New Jersey State Housing and Mortgage Finance Agency Revenue,
       Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ..............................................    4,980,000     5,116,253
       Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ..............................................    4,000,000     4,121,240
       Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ...............................................   12,000,000    12,032,880
       Section 8, Refunding, Series 1, 6.70%, 11/01/28 ..................................................    2,885,000     3,007,843
       Section 8, Refunding, Series A, 6.95%, 11/01/13 ..................................................   12,400,000    12,945,972
       SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 ........................................    6,325,000     6,445,744
New Jersey State Sports and Exposition Authority Convention Center Luxury Tax, Series A, MBIA
       Insured, Pre-Refunded,
       6.60%, 7/01/15 ...................................................................................    8,000,000     8,464,720
       6.25%, 7/01/20 ...................................................................................    5,000,000     5,260,150
New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants, Series A,
       AMBAC Insured, 6.125%, 9/15/15 ...................................................................    2,000,000     2,148,280
New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
       5.60%, 1/01/22 ...................................................................................    7,500,000     7,575,225
       5.50%, 1/01/25 ...................................................................................   16,300,000    16,322,168
Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 ...............................................    3,250,000     3,394,138
North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15 .................    2,000,000     1,957,720
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%, 3/15/28 .........    1,955,000     1,940,592
Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
       5.75%, 12/01/22 ..................................................................................    8,925,000     9,083,062
Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding, Series D, AMBAC Insured,
       5.80%, 12/01/18 ..................................................................................    7,400,000     7,512,850
Port Authority of New York and New Jersey Revenue,
       Consolidated 71st Series, 6.50%, 1/15/26 .........................................................    2,500,000     2,538,350
       Consolidated 72nd Series, 7.35%, 10/01/27 ........................................................    7,000,000     7,393,750
       Consolidated 74th Series, 6.75%, 8/01/26 .........................................................    1,000,000     1,025,740
       Consolidated 84th Series, 6.00%, 1/15/28 .........................................................    1,125,000     1,141,661
       Consolidated 94th Series, 6.00%, 12/01/16 ........................................................    2,000,000     2,070,640
       Consolidated 94th Series, 6.00%, 6/01/17 .........................................................    5,000,000     5,174,650
       Consolidated 109th Series, FSA Insured, 5.375%, 7/15/27 ..........................................    2,500,000     2,418,775
       Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ........................................    5,000,000     5,230,150
Port Authority of New York and New Jersey Special Obligation Revenue,
       4th Installment, Special Project, 6.75%, 10/01/11 ................................................    2,500,000     2,641,300
       John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ........................    8,000,000     8,090,560
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ...............................................    3,000,000     3,287,460
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series B, 6.00%, 7/01/39 .........   10,000,000    10,527,800
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
       7.90%, 7/01/07 ...................................................................................      120,000       120,452
       7.75%, 7/01/08 ...................................................................................    1,350,000     1,355,090
       7.50%, 7/01/09 ...................................................................................      100,000       100,377
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
       7.875%, 10/01/04 .................................................................................    1,000,000     1,012,800
Puerto Rico Electric Power Authority Revenue,
       Series T, 6.00%, 7/01/16 .........................................................................   11,535,000    11,998,130
       Series X, 6.00%, 7/01/15 .........................................................................    2,000,000     2,100,060
       Series X, Pre-Refunded, 6.125%, 7/01/21 ..........................................................    5,000,000     5,513,650
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 .........................      150,000       153,116
Puerto Rico HFC Revenue,
       MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .......................................................    4,025,000     4,109,123
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...........................      125,000       146,861
Rutgers State University, Series A, 6.50%, 5/01/18 ......................................................    4,250,000     4,421,020
Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co., Refunding,
       Series D, MBIA Insured, 6.55%, 10/01/29 ..........................................................    5,000,000     5,295,350
South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured, 5.50%, 8/01/24 ......    1,720,000     1,722,838
South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured, 5.00%, 11/01/29 ....   12,000,000    10,986,480
Union County Utilities Authority Solid Waste Revenue, sub. lease, Ogden Martin, Series A, AMBAC
       Insured, 5.35%, 6/01/23 ..........................................................................    2,850,000     2,720,012
University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 ........................    1,700,000     1,584,111

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                              PRINCIPAL
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                     AMOUNT           VALUE
   ---------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
   Series A, 5.50%,
        10/01/15 .........................................................................   $  2,500,000   $  2,432,550
        10/01/18 .........................................................................      3,045,000      2,897,620
        10/01/22 .........................................................................      2,000,000      1,871,500
   West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 .............      2,000,000      2,012,200
                                                                                                            ------------
   TOTAL BONDS ...........................................................................                   659,175,486
                                                                                                            ------------
   ZERO COUPON BONDS .1%
   Middlesex County COP, MBIA Insured, 6/15/24 ...........................................      1,000,000        262,840
                                                                                                            ------------
   TOTAL LONG TERM INVESTMENTS (COST $645,539,959) .......................................                   659,438,326
                                                                                                            ------------
(a) SHORT TERM INVESTMENTS .6%
    New Jersey EDA, PCR, Refunding, Exxon Project, Daily VRDN and Put,
      3.45%, 4/01/22 .....................................................................        100,000        100,000
    New Jersey EDA Revenue, El Dorado Terminals, Refunding, Series B,
    Daily VRDN and Put, 3.95%, 12/01/21 ..................................................        300,000        300,000
    New Jersey Sports and Exposition Revenue, Series C, MBIA Insured,
    Weekly VRDN and Put, 4.15%, 9/01/24 ..................................................        595,000        595,000
    Port Authority of New York and New Jersey Special Obligation Revenue,
           Versatile Structure, Obligation Series 2, Daily VRDN and Put, 4.05%, 5/01/19 ..      3,000,000      3,000,000
           Versatile Structure, Obligation Series 6, Daily VRDN and Put, 4.15%, 12/01/17..        200,000        200,000
   TOTAL SHORT TERM INVESTMENTS (COST $4,195,000) ........................................      4,195,000   ------------
   TOTAL INVESTMENTS (COST $649,734,959) 98.9% ...........................................                   663,633,326
   OTHER ASSETS, LESS LIABILITIES 1.1% ...................................................                     7,650,911
                                                                                                            ------------
   NET ASSETS 100.0% .....................................................................                  $671,284,237
                                                                                                            ============


See glossary of terms on page 115

   (a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN OREGON TAX-FREE INCOME FUND


                                                   SIX MONTHS ENDED
                                                     AUGUST 31,                            YEAR ENDED FEBRUARY 28,
                                                        2000         ---------------------------------------------------------------
CLASS A                                              (UNAUDITED)         2000         1999         1998         1997       1996(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $  10.81        $  11.83     $  11.86     $  11.55     $  11.60     $  11.22
                                                     --------        --------     --------     --------     --------     --------
Income from investment operations:
        Net investment income(a) .................        .29             .58          .59          .62          .63          .63
        Net realized and unrealized gains (losses)        .43           (1.02)        (.01)         .31         (.05)         .38
                                                     --------        --------     --------     --------     --------     --------

Total from investment operations .................        .72            (.44)         .58          .93          .58         1.01
                                                     --------        --------     --------     --------     --------     --------
Less distributions from net investment income ....       (.29)           (.58)        (.61)        (.62)        (.63)        (.63)
                                                     --------        --------     --------     --------     --------     --------
Net asset value, end of period ...................   $  11.24        $  10.81     $  11.83     $  11.86     $  11.55     $  11.60
                                                     ========        ========    =========     ========     ========     ========
Total return(b) ..................................       6.79%          (3.76)%       5.12%        8.21%        5.13%        9.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $441,514        $432,675     $483,664     $427,022     $384,003     $375,415
Ratios to average net assets:
        Expenses .................................        .67%(c)         .66%         .67%         .67%         .66%         .66%
        Net investment income(a) .................       5.33%(c)        5.16%        5.00%        5.33%        5.52%        5.51%
Portfolio turnover rate ..........................       6.24%          24.58%       10.65%       12.18%        4.47%        6.52%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $ 10.88         $ 11.90      $ 11.92      $ 11.61      $11.65       $ 11.23
                                                     --------        --------     --------     --------     --------     --------
Income from investment operations:
        Net investment income(a) .................       .26             .52          .53          .56         .56           .47
        Net realized and unrealized gains (losses)       .44           (1.02)          --          .31        (.04)          .41
                                                     --------        --------     --------     --------     --------     --------
Total from investment operations .................       .70            (.50)         .53          .87         .52           .88
                                                     --------        --------     --------     --------     --------     --------
Less distributions from net investment income ....      (.26)           (.52)        (.55)        (.56)       (.56)         (.46)
                                                     --------        --------     --------     --------     --------     --------
Net asset value, end of period ...................   $ 11.32         $ 10.88      $ 11.90      $ 11.92      $ 11.61      $ 11.65
                                                     ========        ========     ========     ========     ========    =========
Total return(b) ..................................      6.54%          (4.36)%       4.59%        7.66%       4.59%         7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $35,168         $34,071      $32,962      $15,946      $7,100       $ 2,044
Ratios to average net assets:
        Expenses .................................      1.22%(c)        1.21%        1.23%        1.22%       1.23%         1.24%(c)
        Net investment income ....................      4.78%(c)        4.62%        4.44%        4.74%       4.93%         4.87%(c)
Portfolio turnover rate ..........................      6.24%          24.58%       10.65%       12.18%       4.47%         6.52%

(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)


                                                                                                     PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.8%
Bay Area Health District Hospital Facility Authority, Health Facilities Revenue,
 Evergreen Court Project, 7.25%, 10/01/14                                                           $ 2,000,000     $2,043,000
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services
 Project, Refunding,
        5.20%, 10/01/17                                                                               4,000,000      3,701,440
        5.125%, 10/01/28                                                                              4,500,000      3,907,890
Clackamas County GO, School District No. 86, 5.25%, 6/15/20                                           3,000,000      2,920,590
Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health,
 Refunding, Series A, MBIA Insured, 6.35%, 3/01/09                                                    4,945,000      5,151,750
Clackamas County Hospital Facilities Authority Revenue,
        Gross Willamette Falls, Refunding, 5.75%, 4/01/15                                             2,250,000      2,112,413
        Jennings Lodge Project, 7.50%, 10/20/31                                                       2,990,000      3,050,637
        Kaiser Permanente, Series A, 6.50%, 4/01/11                                                   1,635,000      1,677,706
        Kaiser Permanente, Series A, 5.375%, 4/01/14                                                  2,500,000      2,437,650
        Sisters of Providence Project, 8.125%, 10/01/07                                                 110,000        110,309
        Willamette Falls Hospital Project, 6.00%, 4/01/19                                             1,000,000        950,600
        Willamette View Inc. Project, Refunding, 6.10%, 11/01/12                                        500,000        462,750
        Willamette View Inc. Project, Refunding, 6.30%, 11/01/21                                      1,500,000      1,349,820
Clairmont Water District Revenue, 6.50%, 2/01/12                                                      1,125,000      1,130,985
Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles
 Medical Center, Refunding, 6.00%, 1/01/13                                                            3,000,000      3,082,110
Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities,
 Series B, MBIA Insured, 6.00%, 11/15/15                                                              1,950,000      2,044,127
Eugene Electric Utility System Revenue, Pre-Refunded,
        6.65%, 8/01/10                                                                                  655,000        668,336
        6.70%, 8/01/11                                                                                  700,000        714,560
Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16                                           500,000        512,215
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09                                        770,000        771,101
Guam Airport Authority Revenue, Series B,
        6.60%, 10/01/10                                                                                 750,000        798,600
        6.70%, 10/01/23                                                                               1,900,000      2,017,268
Guam Power Authority Revenue,
        Refunding, Series A, 5.125%, 10/01/29                                                         2,000,000      1,832,260
        Refunding, Series A, 5.25%, 10/01/34                                                         10,000,000      9,228,100
        Series A, Pre-Refunded, 6.30%, 10/01/12                                                         825,000        874,442
Hermiston GO, AMBAC Insured, 6.00%, 8/01/15                                                           1,000,000      1,031,790
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
        7.00%, 6/01/02                                                                                  780,000        796,832
        7.25%, 6/01/06                                                                                2,310,000      2,376,320
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09                                 11,575,000     12,108,955
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20                                                2,425,000      2,403,781
Linn County Community School District No. 9 GO, MBIA Insured, 5.375%, 6/15/30                         5,000,000      4,908,500
Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured,
 7.50%, 10/20/25                                                                                      1,225,000      1,345,797
Medford Hospital Facilities Authority Revenue,
        Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/18                                  8,000,000      7,608,480
        Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/24                                  5,300,000      4,949,458
        Gross Rogue Valley Health Services, MBIA Insured, Pre-Refunded, 6.75%, 12/01/20               4,475,000      4,588,218
Metropolitan Service District Convention Center GO, Series A, 6.25%, 1/01/13                          4,865,000      4,933,013
Multnomah County COP, Series A, 4.75%, 8/01/16                                                        1,000,000        931,550
Multnomah County Educational Facilities Revenue, University of Portland Project,
 6.00%, 4/01/25                                                                                       2,000,000      1,977,100
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
 6.85%, 3/15/28                                                                                       3,400,000      3,374,942
Oak Lodge Water District GO, AMBAC Insured,
        7.40%, 12/01/08                                                                                 215,000        237,128
        7.50%, 12/01/09                                                                                 215,000        237,511
Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17                       1,500,000      1,530,900
Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19                                             4,000,000      4,444,640
Oregon State Department of Administrative Services COP,
        Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24                                           29,000,000     27,237,960
        Series A, AMBAC Insured, 6.00%, 5/01/26                                                       2,000,000      2,096,080
        Series A, AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24                                         5,000,000      5,380,100
Oregon State Department of General Services COP,
        Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded,
         7.50%, 9/01/15                                                                                 750,000        765,000
        Refunding, Series D, MBIA Insured, 5.80%, 3/01/15                                             1,000,000      1,020,110
        Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15                                           950,000        969,000
        Series G, AMBAC Insured, 6.25%, 9/01/15                                                         750,000        775,605

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Oregon State Department of Transportation Revenue, Regional Light Rail Federal
 Westside Project, MBIA Insured,
        6.10%, 6/01/07                                                                              $ 2,000,000     $2,135,560
        6.20%, 6/01/08                                                                                2,500,000      2,671,600
        6.25%, 6/01/09                                                                                1,750,000      1,873,148
Oregon State EDR, Georgia-Pacific Corp. Project,
        Refunding, Series 183, 5.70%, 12/01/25                                                        1,500,000      1,352,160
        Series CLVII, 6.35%, 8/01/25                                                                 23,360,000     23,070,570
Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30                                              475,000        484,320
Oregon State GO,
        Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28                               4,265,000      3,868,568
        Board of Higher Education, 6.50%, 10/01/17                                                      750,000        761,618
        Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27                            6,000,000      5,436,720
        Board of Higher Education, Series A, 5.65%, 8/01/27                                           4,440,000      4,458,204
        Board of Higher Education, Series C, 5.65%, 8/01/27                                           1,460,000      1,463,957
        Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15                                910,000        950,695
        Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21                                455,000        469,210
        Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28                             1,950,000      1,846,280
        Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17                              1,410,000      1,467,965
        Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23                              2,015,000      2,077,888
        Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24                             2,155,000      2,227,149
        Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22                              6,000,000      6,232,500
        State Board of Higher Education, Series A, 5.60%, 8/01/25                                     8,000,000      8,006,000
        State Board of Higher Education, Series A, 5.50%, 8/01/29                                     2,000,000      1,965,780
        Veteran's Welfare, Series 75, 5.85%, 10/01/15                                                   735,000        758,108
        Veteran's Welfare, Series 75, 5.875%, 10/01/18                                                  420,000        429,101
        Veteran's Welfare, Series 75, 6.00%, 4/01/27                                                  2,305,000      2,346,006
        Veteran's Welfare, Series 76A, 6.05%, 10/01/28                                                2,795,000      2,900,735
        Veteran's Welfare, Series 77, 5.30%, 10/01/29                                                 4,000,000      3,795,640
    (b) Veteran's Welfare, Series 80A, 5.70%, 10/01/32                                                6,000,000      5,990,940
Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
        Reed College Project, Series A, 5.75%, 7/01/32                                               10,735,000     10,889,477
        Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24                    10,500,000     10,867,080
Oregon State Housing and Community Services Department,
        Finance Housing Revenue, Multi-Unit, Series A, 6.80%, 7/01/13.                                6,710,000      6,914,856
        Finance Housing Revenue, Multi-Unit, Series A, 6.15%, 7/01/21                                   910,000        943,588
        Finance Housing Revenue, Multi-Unit, Series C, 6.85%, 7/01/22                                   180,000        185,126
        MFHR, Series B, 6.00%, 7/01/31                                                                5,000,000      5,054,050
        Mortgage Revenue SFM, Series A, 6.35%, 7/01/14                                                2,720,000      2,858,394
        Mortgage Revenue SFM, Series A, 6.40%, 7/01/18                                                1,080,000      1,125,565
        Mortgage Revenue SFM, Series A, 6.45%, 7/01/26                                                2,420,000      2,497,682
        Mortgage Revenue SFM, Series B, 6.875%, 7/01/28                                              10,655,000     11,072,889
        Mortgage Revenue SFM, Series C, 6.20%, 7/01/15                                                2,060,000      2,130,246
        Mortgage Revenue SFM, Series C, 6.40%, 7/01/26                                                  925,000        952,130
        Mortgage Revenue SFM, Series D, 6.80%, 7/01/27                                                1,750,000      1,798,580
Oregon State Solid Waste Disposal Facilities EDR, USG Corp. Project, Series 192,
 6.40%, 12/01/29                                                                                      3,500,000      3,510,675
Polk Marion and Benton Counties GO, School District No. 13J, FSA Insured, 5.80%,
 6/15/20                                                                                              1,985,000      2,041,473
Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11                                             450,000        460,017
Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15                                        945,000        963,324
Port of Portland International Airport Revenue, Portland International Airport,
        Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09                                         1,500,000      1,544,010
        Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21                                         3,000,000      3,493,548
        Series 12C, FGIC Insured, 5.00%, 7/01/18                                                      1,500,000      1,440,060
        Series 12C, FGIC Insured, 5.00%, 7/01/28                                                      2,500,000      2,289,575
        Series A, AMBAC Insured, 5.50%, 7/01/24                                                      22,000,000     22,114,180
Port of Portland International Airport Special Obligation Revenue, Delta Airlines
 Inc. Project, 6.20%, 9/01/22                                                                         4,000,000      3,938,680

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Port St. Helens PCR,
        Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27                                     $ 7,750,000     $6,868,283
        Portland General Electric Co. Project, Series A, 5.25%, 8/01/14                               3,600,000      3,435,732
Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11.                1,200,000      1,156,752
Portland GO, Central City Streetcar Project, Series A,
        4.75%, 4/01/21                                                                                3,600,000      3,208,572
        5.00%, 4/01/24                                                                                2,000,000      1,831,100
Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System, Refunding,
        Series A, AMBAC Insured, 6.70%, 5/01/21                                                       5,500,000      5,677,595
        Series B, AMBAC Insured, 6.70%, 5/01/21                                                       8,475,000      8,748,658
Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29                                   1,500,000      1,510,275
Portland Housing Authority Revenue, 7.10%, 7/01/15                                                    1,000,000      1,030,020
Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16                       635,000        636,213
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17                                1,000,000      1,006,700
Portland Revenue, Limited Tax, Series A, 5.00%, 4/01/18                                               2,880,000      2,743,920
Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15.                                9,100,000      9,737,819
Portland Urban Renewal and Redevelopment, Downtown Waterfront, Refunding,
 Series A, 6.40%, 6/01/08                                                                             5,555,000      5,722,317
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
 FSA Insured, Pre-Refunded, 9.00%, 7/01/09                                                               75,000         87,008
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17                                             1,000,000      1,095,820
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
        7/01/26                                                                                       7,275,000      7,254,485
        7/01/36                                                                                      13,000,000     13,080,990
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
 Series A, 7.75%, 7/01/08                                                                               280,000        281,056
Puerto Rico Electric Power Authority Revenue, Series X,
        6.00%, 7/01/15                                                                                2,500,000      2,625,075
        5.50%, 7/01/25                                                                                2,600,000      2,571,998
Puerto Rico HFC, SFMR, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/27                             75,000         76,558
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded,
 7.75%, 12/01/26                                                                                        395,000        464,082
Puerto Rico PBA Revenue,
        Government Facilities, Series B, 5.25%, 7/01/21                                               3,700,000      3,581,415
        Public Education and Health Facilities, Refunding, Series M, 5.75%, 7/01/15                   2,500,000      2,555,600
Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14                1,000,000      1,036,270
Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19.                                            13,500,000     12,791,250
Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16                                   1,110,000      1,138,516
Tri-County Metropolitan Transportation District Revenue, Limited Obligation,
 Airport Light Rail, Series 1, 5.65%, 6/01/29                                                        14,080,000     13,746,445
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
 Series A, 5.50%,
        10/01/15                                                                                      1,635,000      1,590,888
        10/01/18                                                                                      2,400,000      2,283,840
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
        7/01/18                                                                                       2,500,000      2,421,400
        7/01/21                                                                                       1,400,000      1,335,403
Washington, Multnomah and Yamhill Counties School District No. 1J, FSA Insured,
 5.60%, 4/01/20                                                                                       1,000,000      1,014,000
Washington County Housing Authority MFHR, Bethany Meadows II Project, 5.85%, 9/01/27                  1,435,000      1,441,944
Washington County School District No. 088 GO, J Sherwood, FSA Insured, 6.10%, 6/01/12                   190,000        199,598
Washington County Unified Sewer Agency Revenue, senior lien, Series A,
        AMBAC Insured, 6.20%, 10/01/10                                                                  470,000        495,285
        AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12                                                 1,000,000      1,062,069
        Pre-Refunded, 6.20%, 10/01/10                                                                 3,530,000      3,758,849
Western Lane Hospital District Hospital Facilities Authority Revenue,
 Sisters of St. Joseph of Peace Health and Hospital Services,
 Refunding, MBIA Insured, 5.875%, 8/01/12                                                             4,400,000      4,635,796
                                                                                                                   -----------
TOTAL LONG TERM INVESTMENTS (COST $472,427,784)                                                                    475,644,652
                                                                                                                   -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .3%
    Multnomah County Higher Educational Revenue, Concordia University Portland Project,
     Daily VRDN and Put, 4.35%, 12/01/29                                                                  $ 500,000      $500,000
    Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.75%, 12/01/15                                                                   500,000       500,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.50%, 7/01/28                                           300,000       300,000
                                                                                                                     ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,300,000)                                                                          1,300,000
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $473,727,784) 100.1%                                                                          476,944,652
OTHER ASSETS, LESS LIABILITIES (.1)%                                                                                     (262,626)
                                                                                                                     ------------
NET ASSETS 100.0%                                                                                                    $476,682,026
                                                                                                                     ============


See glossary of terms on page 115.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND



                                                        SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                                         AUGUST 31, 2000  ---------------------------------------------------------
CLASS A                                                   (UNAUDITED)          2000(e)    1999      1998     1997         1996
-------                                                   -----------          -------    ----      ----     ----         ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $9.55            $10.52     $10.56    $10.39    $10.44     $ 10.16
                                                            --------          --------   --------  --------  --------    --------
Income from investment operations:
  Net investment income(a) ..........................           .27               .53        .55       .58       .60         .62
  Net realized and unrealized gains (losses) ........           .41              (.97)      (.02)       32      (.04)        .29
                                                            --------          --------   --------  --------  --------    --------
Total from investment operations ....................           .68              (.44)       .53       .90       .56         .91
                                                            --------          --------   --------  --------  --------    --------
Less distributions from:
  Net investment income .............................          (.27)             (.53)      (.55)     (.58)     (.61)       (.63)
  In excess of net investment income ................            --(d)             --(f)    (.01)     (.01)       --          --
  Net realized gains ................................            --                --(g)    (.01)     (.14)       --          --
                                                            --------          --------   --------  --------  --------    --------
Total distributions .................................          (.27)             (.53)      (.57)     (.73)     (.61)       (.63)
                                                            --------          --------   --------  --------  --------    --------
Net asset value, end of period ......................         $9.96            $ 9.55     $10.52    $10.56    $10.39     $ 10.44
                                                            ========          ========   ========  ========  ========    ========
Total return(b) .....................................          7.18%            (4.24)%     5.11%     8.90%     5.53%       9.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $644,565          $639,004   $758,942  $713,141  $658,339    $639,847
Ratios to average net assets:
  Expenses ..........................................           .66%(c)           .66%       .65%      .65%      .64%        .64%
  Net investment income .............................          5.48%(c)          5.32%      5.17%     5.49%     5.84%       5.96%
Portfolio turnover rate .............................          6.08%            24.21%     11.11%    12.74%    22.24%       9.71%

CLASS B
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $9.55           $9.47
                                                      -----           -----
Income from investment operations:
  Net investment income(a) ....................         .24             .04
  Net realized and unrealized gains ...........         .42             .08
                                                      -----           -----
Total from investment operations ..............         .66             .12
                                                      -----           -----
Less distributions from net investment income .        (.24)(d)        (.04)
                                                      -----           -----
Net asset value, end of period ................       $9.97           $9.55
                                                      =====           =====
Total return(b) ...............................        6.99%           1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $1,434            $186
Ratios to average net assets:
  Expenses ....................................        1.21%(c)        1.21%(c)
  Net investment income .......................        4.90%(c)        5.06%(c)
Portfolio turnover rate .......................        6.08%          24.21%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualize

(d) Includes distributions in excess of net investment income in the amount of $.0002.

(e) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(f) Includes distributions in excess of net investment income in the amount of $.0001.

(g)  The fund made a capital gain distribution of $.0002.

FRANKLIN TAX-FREE TRUST
Financial Highlights(continued)

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND(CONT.)



                                                        SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                                         AUGUST 31, 2000  ---------------------------------------------------------
CLASS C                                                   (UNAUDITED)      2000       1999          1998      1997       1996(h)
-------                                                   -----------      ----       ----          ----      ----       -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $9.60            $10.57       $10.61      $10.43    $10.47     $10.17
                                                        -------           -------      -------     -------   -------     ------
Income from investment operations:
  Net investment income(a) ...........................     .24               .48          .49         .52       .55        .47
  Net realized and unrealized gains (losses) .........     .41              (.97)        (.03)        .33      (.05)       .30
                                                        -------           -------      -------     -------   -------     ------
Total from investment operations .....................     .65              (.49)         .46         .85       .50        .77
                                                        -------           -------      -------     -------   -------     ------
Less distributions from:
  Net investment income ..............................    (.24)(d)          (.48)(e)     (.49)(g)    (.53)     (.54)      (.47)
  Net realized gains .................................      --               --(f)       (.01)       (.14)       --         --
                                                        -------           -------      -------     -------   -------     ------
Total distributions ..................................    (.24)             (.48)        (.50)       (.67)     (.54)      (.47)
                                                        -------           -------      -------     -------   -------     ------
Net asset value, end of period .......................  $10.01             $9.60       $10.57      $10.61    $10.43     $10.47
                                                        =======           =======      =======     =======   =======     ======
Total return(b) ......................................    6.85%            (4.76)%       4.50%       8.35%     4.98%      7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................  $41,829           $40,973      $41,917     $25,899   $11,935     $3,110
Ratios to average net assets:
  Expenses ...........................................    1.21%(c)          1.21%        1.21%       1.21%     1.21%      1.22%(c)
  Net investment income ..............................    4.92%(c)          4.77%        4.61%       4.89%     5.22%      5.36%(c)
Portfolio turnover rate ..............................    6.08%            24.21%       11.11%      12.74%    22.24%      9.71%


(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) Includes distributions in excess of net investment income in the amount of $.0002.

(e) Includes distributions in excess of net investment income in the amount of $.0001.

(f)  The fund made a capital gain distribution of $.0002.

(g) Includes distributions in excess of net investment income in the amount of $.004.

(h)  For the period May 1, 1995 (effective date) to February 29, 1996.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                              PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                    AMOUNT        VALUE
------------------------------------------                                                    ------        -----
LONG TERM INVESTMENTS 98.7%
BONDS 98.0%
Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
  Refunding, 5.75%, 1/01/18 ..............................................................    $1,000,000    $1,016,250
Allegheny County Airport Revenue, Pittsburgh International Airport,
  Refunding, Series B, MBIA Insured, 5.00%, 1/01/19 ......................................     6,000,000     5,695,800
Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .....................................     4,000,000     3,619,280
Allegheny County Higher Education Building Authority, Duquesne University Project,
  AMBAC Insured, 5.00%, 3/01/21 ..........................................................     1,000,000       934,340
Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured,
      6.25%, 9/01/20 .....................................................................    10,000,000    10,896,400
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured,
      5.875%, 5/01/26 ....................................................................     1,700,000     1,721,250
    Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 .....................     4,500,000     4,369,275
    Health Center, University of Pittsburgh Medical Center, Series B, MBIA Insured,
      5.00%, 7/01/16 .....................................................................     4,000,000     3,782,120
    Health System, Series A, 6.50%, 11/15/30 .............................................    10,000,000    10,649,800
    University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured,
      5.625%, 4/01/27 ....................................................................    10,450,000    10,258,765
Allegheny County IDAR,
    Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ......................     2,000,000     1,970,380
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .....................    10,000,000     8,740,000
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ......................     7,530,000     6,680,089
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ..........     1,000,000     1,050,380
Allegheny County Port Authority Special Revenue, Transportation Project,
    MBIA Insured, 6.125%, 3/01/29 ........................................................    15,000,000    15,663,000
Allegheny County RDA Tax Increment Revenue, Robinson Mall Project,
    Series A, 7.00%, 11/01/17 ............................................................     8,500,000     8,578,795
    Series B, 6.875%, 11/01/17 ...........................................................     2,600,000     2,623,296
Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ........     1,555,000     1,589,459
Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured,
      6.35%, 10/01/36 ....................................................................     1,930,000     1,969,160
    Lexington Home, Series E, 7.125%, 2/01/27 ............................................     3,620,000     3,673,395
    MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ..........................................     1,400,000     1,431,738
    SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 .......................................     5,110,000     5,163,706
    SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ......................................       720,000       702,259
    SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ......................................     1,990,000     1,870,540
    SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 .........................................       725,000       741,095
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .........................................       810,000       842,173
Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
    AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 .........................................     5,000,000     5,288,100
Beaver County IDA, PCR, Beaver Valley Project, Pennsylvania Power and Light,
  Refunding, Series A,  7.15%, 9/01/21 ...................................................     4,400,000     4,543,132
Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 ..............................     3,000,000     3,135,060
Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .....     4,000,000     4,344,800
Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
  Series A, 6.60%, 3/01/19 ...............................................................     2,500,000     2,544,725
Butler Area School District, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ..........     5,000,000     4,597,450
Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 ..................     2,000,000     1,897,720
Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding,
  Series A, MBIA Insured, 5.80%, 11/01/20 ................................................     5,000,000     5,081,400
Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .............     4,000,000     4,099,680
Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
  Asbury Place Project, Refunding, 6.50%, 2/01/36 ........................................     4,250,000     4,418,938
Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
    5.40%, 7/01/07 .......................................................................     1,000,000       925,530
    5.55%, 7/01/09 .......................................................................     2,365,000     2,150,589
    5.60%, 7/01/10 .......................................................................       600,000       536,286
    5.75%, 7/01/12 .......................................................................     1,795,000     1,574,395
    5.75%, 7/01/17 .......................................................................       700,000       582,757
    5.625%, 7/01/21 ......................................................................     1,500,000     1,189,875
Cranberry Township Municipal Authority Water and Sewer Revenue, MBIA Insured,
  5.125%, 12/01/26 .......................................................................     1,450,000     1,357,650
Dauphin County General Authority, Sub Series 0003, AMBAC Insured, 4.75%, 6/01/26 .........     1,000,000     1,010,090
Dauphin County General Authority Health System Revenue, Pinnacle Health System
  Project, Refunding, MBIA Insured, 5.50%, 5/15/17 .......................................     2,000,000     2,005,300
Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital
  Project, Refunding,
    Series A, MBIA Insured, 6.50%, 7/01/12 ...............................................     4,500,000     4,735,755
    Series B, MBIA Insured, 6.25%, 7/01/16 ...............................................     5,000,000     5,187,750
Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 ........................     1,000,000       929,970

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------                                                                   ------        -----
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Delaware County Authority College Revenue,
   Cabrini College, Asset Guaranty, 5.875%, 7/01/29 ..................................................    $ 6,385,000    $ 6,439,017
   Eastern College, Series C, 5.625%, 10/01/28 .......................................................      2,210,000      1,953,088
   Haverford College, 5.75%, 11/15/29 ................................................................      3,500,000      3,542,525
   Haverford College, 6.00%, 11/15/30 ................................................................      1,750,000      1,823,658
Delaware County Authority Health Facility Revenue, Mercy Health Corp. Project,
 ETM, 6.00%, 12/15/26 ................................................................................     10,800,000     11,263,428
Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern,
 Series B, Pre-Refunded, 6.00%, 11/15/07 .............................................................      9,000,000      9,377,820
Delaware County IDAR,
   Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ....................................      5,000,000      5,185,850
   Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29 .............................      2,000,000      2,060,720
Delaware County University Authority Revenue, Villanova University, Series A,
 MBIA Insured, 5.00%, 12/01/28 .......................................................................      3,000,000      2,726,190
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
 5.60%, 7/01/17 ......................................................................................      5,000,000      5,148,300
Erie County Hospital Authority Revenue,
  Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ..........................      3,660,000      3,148,698
  St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 .........................      7,000,000      7,258,020
Erie School District GO, AMBAC Insured, 5.80%, 9/01/29 ...............................................      3,000,000      3,059,190
Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 ............................        920,000        953,148
Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 ................................      4,455,000      4,142,393
Hazleton Health Services Authority Hospital Revenue,
  Hazleton General Hospital, 5.50%, 7/01/27 ..........................................................      2,475,000      1,974,555
Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 .....................      1,250,000      1,304,788
Jeannette Health Service Authority Hospital Revenue, Jeannette District Memorial Hospital,
  Refunding, Series A, 6.00%, 11/01/18 ...............................................................        785,000        724,249
Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes Project,
  Refunding, AMBAC Insured, 5.00%, 11/15/20 ..........................................................      1,600,000      1,490,128
Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project, Refunding,
 7.15%, 3/01/17 ......................................................................................      5,595,000      5,777,005
Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
  Refunding, 6.00%, 11/15/18 .........................................................................      2,500,000      2,304,525
Lehigh County General Purpose Authority Revenue,
   Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ...................      5,000,000      4,690,450
   Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ....................      4,000,000      3,606,160
   Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ........................      1,000,000      1,031,890
   Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ................................      5,800,000      6,228,736
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
   Series A, MBIA Insured, 6.40%, 11/01/21 ...........................................................      5,000,000      5,220,250
   Series A, MBIA Insured, 6.15%, 8/01/29 ............................................................      5,550,000      5,744,861
   Series B, MBIA Insured, 6.40%, 9/01/29 ............................................................     10,000,000     10,589,900
Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding,
  Series A, AMBAC Insured,
   7.00%, 12/01/17 ...................................................................................      5,000,000      5,508,550
   6.05%, 1/01/19 ....................................................................................      4,750,000      4,770,900
Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .............................      5,000,000      5,045,100
Montgomery County Higher Education and Health Authority Revenue,
   Faulkeways At Gwynedd Project, 6.75%, 11/15/24 ....................................................        400,000        402,580
   Faulkeways At Gwynedd Project, 6.75%, 11/15/30 ....................................................      1,000,000      1,006,450
   Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ..........................      1,315,000      1,385,984
   St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ...........................      1,750,000      1,832,653
Montgomery County IDA, Retirement Community Revenue,
   Act Retirement-Life Communities, 5.25%, 11/15/28 ..................................................      5,000,000      4,211,350
   Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .............................      4,850,000      4,544,499
   Adult Community Total Services, Series B, 5.75%, 11/15/17 .........................................      3,000,000      2,810,010
Montgomery County IDAR,
   PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 ...............................      2,530,000      2,625,305
   PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ...........................      5,000,000      5,225,000
   Resource Recovery, 7.50%, 1/01/12 .................................................................     10,000,000     10,238,800
Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
   5.70%, 12/01/13 ...................................................................................      1,205,000      1,079,776
   5.75%, 12/01/17 ...................................................................................        500,000        434,160
   5.75%, 12/01/27 ...................................................................................      1,600,000      1,328,544
Muhlenberg School District GO, FGIC Insured, 6.00%, 9/01/23 ..........................................      4,000,000      4,169,960
Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 .............................      1,000,000      1,091,600
New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 ..............      2,250,000      1,975,905
North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding,
Series A, MBIA Insured, 6.10%, 7/15/21 ...............................................................      6,100,000      6,299,226

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
------------------------------------------                                                                  ------        -----
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Northeastern Pennsylvania Hospital and Educational Authority Revenue,
   Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ....................................       $ 1,000,000    $ 1,015,450
   Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ....................................         1,000,000        992,340
   Wilkes University, Refunding, 6.125%, 10/01/11 ................................................         5,000,000      5,000,900
Norwin School District GO, FGIC Insured, 6.00%, 4/01/30 ..........................................         5,000,000      5,165,050
Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 ............         5,000,000      5,159,100
Pennsylvania EDA,
   Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 .............         3,000,000      3,443,370
   Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ..............         5,000,000      5,168,750
   Solid Waste Disposal Revenue, USG Corp. Project, 6.00%, 6/01/31 ...............................        10,650,000      9,984,375
Pennsylvania HFA,
   Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .......................................        10,000,000     10,175,600
   SFM, Series 30, 7.30%, 10/01/17 ...............................................................           275,000        282,257
   SFM, Series 34-A, 6.85%, 4/01/16 ..............................................................         3,000,000      3,095,880
   SFM, Series 34-B, 7.00%, 4/01/24 ..............................................................         6,000,000      6,206,760
   SFM, Series 38, 6.125%, 10/01/24 ..............................................................         3,900,000      3,983,538
   SFM, Series 67-A, 5.85%, 10/01/18 .............................................................         5,000,000      5,046,650
   SFM, Series 1991, 7.15%, 4/01/15 ..............................................................         4,370,000      4,490,656
   SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .................................................         1,500,000      1,530,465
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue,
   Philadelphia Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ......................         6,000,000      6,645,660
Pennsylvania State Financial Authority Revenue, Municipal Capital
 Improvements Program, Refunding,  6.60%, 11/01/09 ...............................................        12,565,000     13,381,474
Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
 Marywood University Project, 5.65%, 6/01/25 .....................................................         2,500,000      2,527,750
Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
   Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%, 11/15/21        17,000,000     17,190,904
   University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 ...............        10,000,000      9,161,700
Pennsylvania State Higher Educational Facilities Authority Revenue,
   Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ..............................         1,000,000      1,018,660
   Drexel University, Refunding, 6.375%, 5/01/17 .................................................         5,220,000      5,402,648
   Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ....................................         4,000,000      4,065,040
   Geneva College, 5.45%, 4/01/18 ................................................................         2,360,000      2,180,026
   Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ..................................         3,040,000      3,136,277
   State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ......................         4,000,000      4,050,400
   State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 .......................         3,140,000      2,909,336
   Temple University, 7.40%, 10/01/10 ............................................................            30,000         30,069
   Thomas Jefferson University, AMBAC Insured, 5.00%, 7/01/19 ....................................         3,000,000      2,845,500
Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 .........................         4,250,000      4,462,330
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25         5,000,000      5,141,650
Philadelphia Gas Works Revenue,
   2nd Series, FSA Insured, 5.00%, 7/01/29 .......................................................        10,000,000      9,119,300
   12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ..............................................         1,000,000      1,175,690
   14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..................................................         3,360,000      3,589,622
   Refunding, 14th Series, 6.375%, 7/01/26 .......................................................         6,740,000      6,812,859
Philadelphia GO, FSA Insured, 5.00%, 3/15/28 .....................................................        10,000,000      9,162,700
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
   Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 .................................         5,225,000      5,485,623
   Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ......................................         2,465,000      2,190,054
   Children's Seashore House, Series A, 7.00%, 8/15/17 ...........................................         1,000,000      1,039,030
   Children's Seashore House, Series B, 7.00%, 8/15/22 ...........................................         2,600,000      2,697,084
   Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 .............................................         2,500,000      2,631,650
   Temple University Hospital, 5.875%, 11/15/23 ..................................................         5,000,000      4,264,850
Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .............         2,000,000      2,000,000
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .............        14,000,000     13,263,040
Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17 ...........           600,000        617,946
Philadelphia School District, Series C, MBIA Insured, 5.75%, 3/01/29 .............................         8,000,000      8,128,480
Philadelphia School District GO, Series B, AMBAC Insured, 5.375%, 4/01/19 ........................         5,000,000      4,962,100
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .............................         6,805,000      7,307,890

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
------------------------------------------                                                                 ------          -----
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ...............................    $  6,015,000    $  6,039,301

Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 ................       2,000,000       2,075,940

Pittsburgh Urban RDA,
  6.10%, 5/01/19 ...................................................................................       1,000,000       1,028,850

  Mortgage Revenue, Series A, 7.15%, 10/01/27 ......................................................         840,000         880,631

  Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 .........................................       1,525,000       1,504,550

  Mortgage Revenue, Series D, 6.25%, 10/01/17 ......................................................       1,695,000       1,768,495

Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 ..       1,250,000       1,482,088

Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%, 1/01/10 .      15,545,000      15,598,475

Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ......................       1,500,000       1,559,100

South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project, Series
A, MBIA Insured, 5.75%, 7/01/26 ....................................................................      10,000,000      10,049,000

Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%, 3/01/22 ..       5,000,000       4,946,600

State Public School Building Authority School Revenue, Northwestern School
District Project, Series E, FGIC Insured, 5.75%, 1/15/19 ...........................................       3,000,000       3,067,620

University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured, 5.00%,
6/01/21 ............................................................................................      10,000,000       9,338,300
Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 .............................       5,000,000       4,632,150

Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding, AMBAC
Insured, 6.15%, 12/01/29 ...........................................................................       5,000,000       5,477,200
Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 ..................       2,000,000       2,142,560
                                                                                                                        ------------
TOTAL BONDS ........................................................................................                     674,054,934
                                                                                                                        ------------

ZERO COUPON BONDS .7%
Pennsylvania HFA,
  SFM, Series 63A, 4/01/30 .........................................................................      11,000,000       1,792,890

  SFMR, Series 64, 4/01/30 .........................................................................       6,000,000       3,281,460
                                                                                                                        ------------
TOTAL ZERO COUPON BONDS ............................................................................                       5,074,350
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $670,916,298) 98.7% ........................................................                     679,129,284

OTHER ASSETS, LESS LIABILITIES 1.3% ................................................................                       8,698,965
                                                                                                                        ------------
NET ASSETS 100.0% ..................................................................................                    $687,828,249
                                                                                                                        ============

See glossary of terms on page 115.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED
                                                   AUGUST 31, 2000                YEAR ENDED FEBRUARY 28,
                                                                                  -----------------------
CLASS A                                             (UNAUDITED)       2000     1999            1998        1997           1996(f)
-------                                             -----------       ----     ----            ----        ----           -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $10.95        $11.88    $11.86          $11.51      $11.59         $11.31
                                                     --------      --------  --------        --------    --------       --------
Income from investment operations:
 Net investment income (a).....................           .30           .59       .60             .62         .65            .66
 Net realized and unrealized gains (losses) ...           .43          (.92)      .06             .36         .02            .30
                                                     --------      --------  --------        --------    --------       --------
Total from investment operations ..............           .73          (.33)      .66             .98         .67            .96
                                                     --------      --------  --------        --------    --------       --------
Less distributions from:
 Net investment income ........................          (.30)         (.58)     (.60)(d)        (.62)       (.65)(e)       (.67)(g)
 Net realized gains ...........................         --             (.02)     (.04)           (.01)       (.10)          (.01)
                                                     --------      --------  --------        --------    --------       --------
Total distributions ...........................          (.30)         (.60)     (.64)           (.63)       (.75)          (.68)
                                                     --------      --------  --------        --------    --------       --------
Net asset value, end of period ................        $11.38        $10.95    $11.88          $11.86      $11.51         $11.59
                                                     ========      ========  ========        ========    ========       ========
Total return (b)...............................          6.71%      (2.91)%     5.68%           8.78%       6.03%          8.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $200,879      $195,157  $218,753        $210,325    $192,525       $190,577
Ratios to average net assets:
 Expenses .....................................          .74%(c)       .74%      .74%            .75%        .73%           .74%
 Net investment income ........................         5.31%(c)      5.14%     4.98%           5.35%       5.62%          5.71%
Portfolio turnover rate .......................        21.86%        13.41%    20.19%           7.94%      21.09%         27.99%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $10.97        $11.89    $11.87          $11.53      $11.62         $11.32
                                                     --------      --------  --------        --------    --------       --------
Income from investment operations:
 Net investment income(a) .....................           .27           .53       .53             .56         .58            .50
 Net realized and unrealized gains (losses) ...           .43          (.92)      .06             .34         .02            .30
                                                     --------      --------  --------        --------    --------       --------
Total from investment operations ..............           .70          (.39)      .59             .90         .60            .80
                                                     --------      --------  --------        --------    --------       --------
Less distributions from:
 Net investment income ........................          (.27)         (.51)     (.53)(d)        (.55)       (.59)          (.49)
 Net realized gains ...........................         --             (.02)     (.04)           (.01)       (.10)          (.01)
                                                     --------      --------  --------        --------    --------       --------
Total distributions ...........................          (.27)         (.53)     (.57)           (.56)       (.69)          (.50)
                                                     --------      --------  --------        --------    --------       --------
Net asset value, end of period ................        $11.40        $10.97    $11.89          $11.87      $11.53         $11.62
                                                     ========      ========  ========        ========    ========       ========
Total return(b) ...............................         6.41%        (3.37)%    5.09%           8.07%       5.33%          7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $8,246        $7,270    $7,050          $3,615      $1,679           $533
Ratios to average net assets:
 Expenses .....................................         1.29%(c)      1.30%     1.30%           1.31%       1.30%          1.32%(c)
 Net investment income ........................         4.76%(c)      4.60%     4.43%           4.78%       5.04%          5.16%(c)
Portfolio turnover rate .......................        21.86%        13.41%    20.19%           7.94%      21.09%         27.99%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and Class C, respectively.

(e) Includes distributions in excess of net investment income in the amount of $.006.

(f)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(g) Includes distributions in excess of net investment income in the amount of $.001.


112                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED)

                                                                                                            PRINCIPAL
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
-----------------------------------------                                                                     ------         -----
LONG TERM INVESTMENTS 98.7%
Guam Airport Authority Revenue, Series B,
  6.60%, 10/01/10 ....................................................................................     $1,675,000     $1,783,540
  6.70%, 10/01/23 ....................................................................................      5,800,000      6,157,976
Guam Government GO, Series A,
  5.90%, 9/01/05 .....................................................................................      4,575,000      4,613,064
  6.00%, 9/01/06 .....................................................................................      1,085,000      1,093,821
Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA Insured, 6.30%,
  5/01/12 ............................................................................................      5,590,000      5,850,159
Guam Power Authority Revenue, Series A, Pre-Refunded,
  6.30%, 10/01/22 ....................................................................................      6,190,000      6,573,718
  6.75%, 10/01/24 ....................................................................................      2,680,000      2,985,842
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%, 3/15/28 ......      6,825,000      6,774,700
Puerto Rico Commonwealth GO,
  Pre-Refunded, 6.40%, 7/01/11 .......................................................................      2,000,000      2,188,140
  Public Improvement, MBIA Insured, 5.75%, 7/01/26 ...................................................     10,000,000     10,317,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
  Series B, 6.00%, 7/01/39 ...........................................................................     10,000,000     10,527,800
  Series Y, 5.50%, 7/01/36 ...........................................................................      9,575,000      9,634,652
  Series Y, Pre-Refunded, 6.00%, 7/01/22 .............................................................      8,000,000      8,795,440
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.90%, 7/01/07 .....................................................................................        580,000        582,187
  7.75%, 7/01/08 .....................................................................................        300,000        301,131
  7.50%, 7/01/09 .....................................................................................        660,000        662,488
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
  Refunding, 7.875%, 10/01/04 ........................................................................      3,350,000      3,392,880
Puerto Rico Electric Power Authority Revenue,
  Series DD, MBIA Insured, 5.00%, 7/01/28 ............................................................      5,175,000      4,857,100
  Series P, Pre-Refunded, 7.00%, 7/01/11 .............................................................        615,000        641,845
  Series P, Pre-Refunded, 7.00%, 7/01/21 .............................................................      1,000,000      1,043,650
  Series T, Pre-Refunded, 6.375%, 7/01/24 ............................................................      5,000,000      5,487,400
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ......................      2,320,000      2,394,379
Puerto Rico HFC Revenue,
  MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................................................      1,410,000      1,439,469
  MF, Portfolio A, Series I, 7.50%, 10/01/15 .........................................................        415,000        423,698
  Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .............................      2,060,000      2,420,273
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage, First Portfolio,
  6.25%, 4/01/29 .....................................................................................      2,010,000      2,079,767
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority
Revenue,
  PepsiCo Inc. Project, 6.25%, 11/15/13 ..............................................................        900,000        941,274
  Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ...........................      2,000,000      2,058,220
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Hospital Revenue,
  Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .................................      2,500,000      2,555,475
  Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ..................................        500,000        513,185
  Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..........................      8,445,000      8,865,645
  Mennonite General Hospital Project, 5.625%, 7/01/17 ................................................        885,000        773,074
  Mennonite General Hospital Project, 6.50%, 7/01/26 .................................................      5,000,000      4,742,550
  Mennonite General Hospital Project, 5.625%, 7/01/27 ................................................      2,000,000      1,643,920
  San Lucas and Cristo Project, Refunding, Series A, 5.75%, 6/01/19 ..................................      3,000,000      2,651,190
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
  7/01/15 ............................................................................................      6,550,000      6,248,700
  7/01/22 ............................................................................................      3,160,000      2,961,868
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ...........................      4,120,000      3,610,315
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
  Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/19 ...............................      2,000,000      1,917,600
  Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/29 ...............................      4,000,000      3,748,600
  Cogen Facilities, 6.625%, 6/01/26 ..................................................................     10,000,000     10,528,700
  Inter-American University, Series A, MBIA Insured, 5.00%, 10/01/22 .................................      2,000,000      1,904,900

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000(UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
-----------------------------------------                                                                  ------           -----
LONG TERM INVESTMENTS (CONT.)
Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19 .......................      $1,000,000      $1,095,710
Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 .....................       6,400,000       6,478,144
Puerto Rico Port Authority Revenue,
   Series D, FGIC Insured, 6.00%, 7/01/21 ..........................................................       1,250,000       1,258,013
   Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .................................       1,900,000       1,928,842
Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded, 6.125%, 1/01/22 ...................       5,000,000       5,180,400
University of Puerto Rico Revenues, Series O, MBIA Insured, 5.375%, 6/01/30 ........................       7,000,000       6,902,210
Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
   6.45%, 3/01/16 ..................................................................................         365,000         380,669
   6.50%, 3/01/25 ..................................................................................         865,000         894,981
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
  5.50%, 10/01/18 ..................................................................................       3,000,000       2,854,800
  5.50%, 10/01/22 ..................................................................................       3,000,000       2,807,250
  5.625%, 10/01/25 .................................................................................       3,000,000       2,814,390
Virgin Islands Water and Power Authority Electric System Revenue,
   Refunding, 5.30%, 7/01/18 .......................................................................       1,700,000       1,646,552
   Refunding, 5.30%, 7/01/21 .......................................................................       1,000,000         953,860
   Series A, Pre-Refunded, 7.40%, 7/01/11 ..........................................................       4,645,000       4,839,997
Virgin Islands Water and Power Authority Water System Revenue, Refunding,
   5.25%, 7/01/12 ..................................................................................       4,000,000       3,886,560
   5.50%, 7/01/17 ..................................................................................       4,000,000       3,740,480
                                                                                                                        ------------
TOTAL LONG TERM INVESTMENTS (COST $200,180,558) ....................................................                     206,350,193
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .2%
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and Put,
   3.75%, 12/01/15 (COST $500,000) .................................................................         500,000         500,000
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $200,680,558) 98.9% ........................................................                     206,850,193

OTHER ASSETS, LESS LIABILITIES 1.1% ................................................................                       2,274,242
                                                                                                                        ------------
NET ASSETS 100.0% ..................................................................................                    $209,124,435
                                                                                                                        ============



See glossary of terms on page 115.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



114                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
-----------------

1915 ACT -   Improvement Bond Act of 1915

ABAG     -   The Association of Bay Area Governments

ACES     -   Adjustable Convertible Exempt Securities

AD       -   Assessment District

AMBAC    -   American Municipal Bond Assurance Corp.

BIG      -   Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).

CDA      -   Community Development Authority/Agency

CDD      -   Community Development District

CFD      -   Community Facilities District

COP      -   Certificate of Participation

CRDA     -   Community Redevelopment Authority/Agency

EDA      -   Economic Development Authority

EDC      -   Economic Development Corp.

EDR      -   Economic Development Revenue

ETM      -   Escrow to Maturity

FGIC     -   Financial Guaranty Insurance Co.

FHA      -   Federal Housing Authority/Agency

FI/GML   -   Federally Insured or Guaranteed Mortgage Loans

FNMA     -   Federal National Mortgage Association

FSA      -   Financial Security Assistance

GNMA     -   Government National Mortgage Association

GO       -   General Obligation

HDA      -   Housing Development Authority/Agency

HFA      -   Housing Finance Authority/Agency

HFAR     -   Housing Finance Authority Revenue

HFC      -   Housing Finance Corp.

ID       -   Improvement District

IDA      -   Industrial Development Authority/Agency

IDAR     -   Industrial Development Authority/Agency Revenue

IDB      -   Industrial Development Board

IDBR     -   Industrial Development Board Revenue

IDC      -   Industrial Development Corp.

IDR      -   Industrial Development Revenue

IPC      -   Industrial Pollution Control

LLC      -   Limited Liability Corporation

LP       -   Limited Partnership

MAC      -   Municipal Assistance Corporation

MBIA     -   Municipal Bond Investors Assurance Corp.

MBS      -   Mortgage Backed Securities

MF       -   Multi-Family

MFH      -   Multi-Family Housing

MFHR     -   Multi-Family Housing Revenue

MFMR     -   Multi-Family Mortgage Revenue

MFR      -   Multi-Family Revenue

MTA      -   Metropolitan Transit Authority

PBA      -   Public Building Authority

PCC      -   Pollution Control Corporation

PCR      -   Pollution Control Revenue

PFA      -   Public Financing Authority

PUD      -   Public Utility District

RDA      -   Redevelopment Authority/Agency

RDAR     -   Redevelopment Authority/Agency Revenue

SF       -   Single Family

SFM      -   Single Family Mortgage

SFMR     -   Single Family Mortgage Revenue

SFR      -   Single Family Revenue

UHSD     -   Unified High School District

USD      -   Unified School District

VRDN     -   Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2000 (UNAUDITED)

                                                                FRANKLIN          FRANKLIN          FRANKLIN       FRANKLIN FEDERAL
                                                                 ARIZONA          COLORADO         CONNECTICUT    INTERMEDIATE-TERM
                                                                 TAX-FREE         TAX-FREE          TAX-FREE          TAX-FREE
                                                                INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND
                                                                -----------      -----------       -----------      -----------
Assets:
 Investments in securities:
  Cost ......................................................    $782,298,913      $291,917,024      $233,804,303      $164,906,796
                                                                 ============      ============      ============      ============
  Value .....................................................     781,341,272       295,887,747       231,370,932       164,214,685
Cash ........................................................       5,550,966         2,968,065            71,671            17,554
Receivables:
 Capital shares sold ........................................         679,036           235,632           137,349           147,132
 Interest ...................................................      10,385,460         4,743,846         3,563,402         2,383,495
                                                                 ------------      ------------      ------------      ------------
   Total assets .............................................     797,956,734       303,835,290       235,143,354       166,762,866
                                                                 ------------      ------------      ------------      ------------
Liabilities:
 Payables:
  Investment securities purchased ...........................       2,242,930         8,717,279                --                --
  Capital shares redeemed ...................................       3,015,443           239,427           319,202           398,324
  Affiliates ................................................         409,394           175,469           144,261            96,793
  Shareholders ..............................................         360,337           211,316           270,333            45,034
Distributions to shareholders ...............................       1,526,429           555,593           417,603           293,765
Other liabilities ...........................................          69,373            32,701            27,078            29,971
                                                                 ------------      ------------      ------------      ------------
      Total liabilities .....................................       7,623,906         9,931,785         1,178,477           863,887
                                                                 ------------      ------------      ------------      ------------
      Net assets, at value ..................................    $790,332,828      $293,903,505      $233,964,877      $165,898,979
                                                                 ============      ============      ============      ============
Net assets consist of:
 Undistributed net investment income ........................    $         --      $         --      $         --      $    193,660
 Accumulated distributions in excess of net investment income        (976,887)         (221,254)         (119,397)               --
 Net unrealized appreciation (depreciation) .................        (957,641)        3,970,723        (2,433,371)         (692,111)
 Accumulated net realized loss ..............................        (732,323)       (4,545,698)       (6,539,425)       (2,654,676)
 Capital shares .............................................     792,999,679       294,699,734       243,057,070       169,052,106
                                                                 ------------      ------------      ------------      ------------
    Net assets, at value ....................................    $790,332,828      $293,903,505      $233,964,877      $165,898,979
                                                                 ============      ============      ============      ============
CLASS A:
 Net assets, at value .......................................    $765,929,649      $271,630,447      $210,013,257      $165,898,979
                                                                 ============      ============      ============      ============
 Shares outstanding .........................................      71,518,459        23,931,557        20,084,772        15,390,061
                                                                 ============      ============      ============      ============
 Net asset value per share(a) ..............................           $10.71            $11.35            $10.46            $10.78
                                                                 ============      ============      ============      ============
 Maximum offering price per share (net asset value
 per share / 95.75%) ........................................          $11.19            $11.85            $10.92          $11.03(b)
                                                                 ============      ============      ============      ============
CLASS B:
 Net assets, at value .......................................      $1,613,113                --                --                --
                                                                 ============      ============      ============      ============
 Shares outstanding .........................................         150,215                --                --                --
                                                                 ============      ============      ============      ============
 Net asset value and maximum offering price per share(a) ....          $10.74                --                --                --
                                                                 ============      ============      ============      ============
CLASS C:
 Net assets, at value .......................................     $22,790,066       $22,273,058       $23,951,620                --
                                                                 ============      ============      ============      ============
 Shares outstanding .........................................       2,113,270         1,951,803         2,282,993                --
                                                                 ============      ============      ============      ============
 Net asset value per share(a) ...............................          $10.78            $11.41            $10.49                --
                                                                 ============      ============      ============      ============
 Maximum offering price per share (net asset
 value per share / 99%) .....................................          $10.89            $11.53            $10.60                --
                                                                 ============      ============      ============      ============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

(b) The maximum offering price for the Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $10.78 / 97.75%.



116                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2000 (UNAUDITED)

                                                             FRANKLIN          FRANKLIN           FRANKLIN            FRANKLIN
                                                            HIGH YIELD        NEW JERSEY          OREGON            PENNSYLVANIA
                                                             TAX-FREE          TAX-FREE           TAX-FREE            TAX-FREE
                                                           INCOME FUND        INCOME FUND        INCOME FUND         INCOME FUND
                                                           -----------        -----------        -----------         -----------
Assets:
  Investments in securities:
   Cost ................................................   $5,644,772,292      $649,734,959       $473,727,784        $670,916,298
                                                           ==============      ============       ============        ============
   Value ...............................................    5,530,540,902       663,633,326        476,944,652         679,129,284

  Cash .................................................               --            13,342             94,149                  --

Receivables:
  Investment securities sold ...........................        1,234,697                --                 --                  --

  Capital shares sold ..................................        4,886,103           793,675          1,011,014             599,748

  Interest .............................................      110,145,921         9,496,709          6,863,463          11,874,921
                                                           --------------      ------------       ------------        ------------
   Total assets ........................................    5,646,807,623       673,937,052        484,913,278         691,603,953
                                                           --------------      ------------       ------------        ------------
Liabilities:
 Payables:
  Investment securities purchased .......................      32,039,667                --          6,040,850                  --

  Capital shares redeemed ...............................      11,526,326           527,906            740,853           1,171,068

  Affiliates ............................................       3,040,337           379,582            275,970             380,430

  Shareholders ..........................................       4,637,968           763,487            290,126             605,348

 Distributions to shareholders .........................       11,052,128           927,860            828,741           1,318,398

 Funds advanced by custodian ...........................          321,873                --                 --             234,213

 Other liabilities .....................................          750,030            53,980             54,712              66,247
                                                           --------------      ------------       ------------        ------------
  Total liabilities ....................................       63,368,329         2,652,815          8,231,252           3,775,704
                                                           --------------      ------------       ------------        ------------
    Net assets, at value ...............................   $5,583,439,294      $671,284,237       $476,682,026        $687,828,249
                                                           ==============      ============       ============        ============
Net assets consist of:
 Undistributed net investment income ...................   $           --      $         --       $    639,046        $         --

 Accumulated distributions in excess of
 net investment income ................................       (7,414,737)         (594,665)                --            (854,311)

 Net unrealized appreciation (depreciation) ............     (114,231,390)       13,898,367          3,216,868           8,212,986

 Accumulated net realized loss .........................      (98,499,431)       (3,891,300)        (3,241,176)         (6,063,716)

 Capital shares ........................................    5,803,584,852       661,871,835        476,067,288         686,533,290
                                                           --------------      ------------       ------------        ------------
   Net assets, at value ................................   $5,583,439,294      $671,284,237       $476,682,026        $687,828,249
                                                           ==============      ============       ============        ============
CLASS A:
 Net assets, at value ..................................   $4,947,798,664      $621,190,024       $441,513,688        $644,565,335
                                                           ==============      ============       ============        ============
 Shares outstanding ....................................      469,108,544        54,459,759         39,270,620          64,705,463
                                                           ==============      ============       ============        ============
 Net asset value per share(a) ..........................           $10.55            $11.41             $11.24               $9.96
                                                           ==============      ============       ============        ============
 Maximum offering price per share (net asset value
 per share / 95.75%) ...................................           $11.02            $11.92             $11.74              $10.40
                                                           ==============      ============       ============        ============
CLASS B:
 Net assets, at value ..................................     $116,571,141        $2,505,952                 --          $1,434,287
                                                           ==============      ============       ============        ============
 Shares outstanding ....................................       11,005,249           219,143                 --             143,881
                                                           ==============      ============       ============        ============
 Net asset value and maximum offering price per share(a)           $10.59            $11.44                 --               $9.97
                                                           ==============      ============       ============        ============
CLASS C:
 Net assets, at value .................................      $519,069,489       $47,588,261        $35,168,338         $41,828,627
                                                           ==============      ============       ============        ============
 Shares outstanding ...................................        48,845,528         4,148,765          3,106,522           4,176,674
                                                           ==============      ============       ============        ============
 Net asset value per share(a) .........................            $10.63            $11.47             $11.32              $10.01
                                                           ==============      ============       ============        ============
 Maximum offering price per share (net asset value
 per share / 99%) .....................................            $10.74            $11.59             $11.43              $10.11
                                                           ==============      ============       ============        ============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    117

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2000 (UNAUDITED)

                                                                             FRANKLIN
                                                                            PUERTO RICO
                                                                             TAX-FREE
                                                                            INCOME FUND
                                                                            -----------
Assets:
  Investments in securities:
    Cost ............................................................      $ 200,680,558
                                                                           =============
    Value ...........................................................        206,850,193
  Cash ..............................................................             67,462
  Receivables:
    Capital shares sold .............................................             82,006
    Interest ........................................................          3,066,263
                                                                           -------------
        Total assets ................................................        210,065,924
                                                                           -------------
Liabilities:
  Payables:
    Capital shares redeemed .........................................            308,153
    Affiliates ......................................................            118,604
    Shareholders ....................................................            109,054
  Distributions to shareholders .....................................            392,729
  Other liabilities .................................................             12,949
                                                                           -------------
        Total liabilities ...........................................            941,489
                                                                           -------------
          Net assets, at value ......................................      $ 209,124,435
                                                                           =============
Net assets consist of:
  Undistributed net investment income ...............................      $      37,621
  Net unrealized appreciation .......................................          6,169,635
  Accumulated net realized loss .....................................           (757,823)
  Capital shares ....................................................        203,675,002
                                                                           -------------
          Net assets, at value ......................................      $ 209,124,435
                                                                           =============
CLASS A:
  Net assets, at value ..............................................      $ 200,878,767
                                                                           =============
  Shares outstanding ................................................         17,650,281
                                                                           =============
  Net asset value per share (a)......................................      $       11.38
                                                                           =============
  Maximum offering price per share (net asset value per share / 95.75%)    $       11.89
                                                                           =============

CLASS C:
  Net assets, at value ..............................................      $   8,245,668
                                                                           =============
  Shares outstanding ................................................            723,335
                                                                           =============
  Net asset value per share (a)......................................      $       11.40
                                                                           =============
  Maximum offering price per share (net asset value per share / 99%)       $       11.52
                                                                           =============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


118                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

                                                            FRANKLIN         FRANKLIN            FRANKLIN       FRANKLIN FEDERAL
                                                             ARIZONA         COLORADO           CONNECTICUT    INTERMEDIATE-TERM
                                                            TAX-FREE         TAX-FREE            TAX-FREE          TAX-FREE
                                                           INCOME FUND      INCOME FUND         INCOME FUND       INCOME FUND
                                                           -----------      -----------         -----------       -----------
Investment income:
  Interest .........................................      $ 23,796,155      $  8,661,675       $  7,208,297      $  4,696,508
                                                          ------------      ------------       ------------      ------------
Expenses:
  Management fees (Note 3) .........................         1,879,251           768,032            641,045           470,500

  Distribution fees (Note 3)
    Class A ........................................           366,523           130,539            105,138            82,568
    Class B ........................................             2,499                --                 --                --
    Class C ........................................            72,914            69,106             76,924                --
Transfer agent fees (Note 3) .......................           153,296            66,636             56,327            33,643
Custodian fees .....................................             3,910             1,599              1,135               856
Reports to shareholders ............................            33,350            12,527              8,805             5,911
Registration and filing fees .......................            16,816             9,689              5,895            22,175
Professional fees (Note 3) .........................            11,201             4,586              4,051             3,981
Trustees' fees and expenses ........................             4,091             1,564              1,165               977
Other ..............................................            17,829             9,990              7,334            11,616
                                                          ------------      ------------       ------------      ------------
      Total expenses ...............................         2,561,680         1,074,268            907,819           632,227
                                                          ------------      ------------       ------------      ------------
        Net investment income ......................        21,234,475         7,587,407          6,300,478         4,064,281
                                                          ------------      ------------       ------------      ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ........         2,689,483          (992,375)           282,713          (209,659)
  Net unrealized appreciation on investments .......        26,938,871        12,627,192          8,569,777         4,254,621
                                                          ------------      ------------       ------------      ------------
Net realized and unrealized gain ...................        29,628,354        11,634,817          8,852,490         4,044,962
                                                          ------------      ------------       ------------      ------------
Net increase in net assets resulting from operations      $ 50,862,829      $ 19,222,224       $ 15,152,968      $  8,109,243
                                                          ============      ============       ============      ============

                       See notes to financial statements.                    119

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

                                                            FRANKLIN            FRANKLIN            FRANKLIN            FRANKLIN
                                                           HIGH YIELD          NEW JERSEY            OREGON           PENNSYLVANIA
                                                            TAX-FREE            TAX-FREE            TAX-FREE           TAX-FREE
                                                           INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND
                                                           -----------         -----------         -----------        -----------
Investment income:
  Interest .........................................      $ 189,918,831       $  19,824,666       $  14,053,602      $  20,866,743
                                                          -------------       -------------       -------------      -------------
Expenses:
  Management fees (Note 3) .........................         12,692,462           1,610,325           1,180,161          1,653,114
  Distribution fees (Note 3)
    Class A ........................................          2,278,386             298,809             212,692            311,781
    Class B ........................................            338,423               3,389                  --              2,755
    Class C ........................................          1,711,067             149,755             110,142            132,143
  Transfer agent fees (Note 3)......................          1,367,276             170,562             104,195            202,843
  Custodian fees ...................................             29,601               3,292               2,394              3,438
  Reports to shareholders ..........................            248,941              25,917              21,348             38,156
  Registration and filing fees......................            231,223              13,857              14,692             11,209
  Professional fees (Note 3) .......................            304,405               8,838               6,439              7,899
  Trustees' fees and expenses ......................             29,459               3,397               3,104              3,781
  Other ............................................            105,709              15,527              14,885             16,386
                                                          -------------       -------------       -------------      -------------
      Total expenses ...............................         19,336,952           2,303,668           1,670,052          2,383,505
                                                          -------------       -------------       -------------      -------------
        Net investment income ......................        170,581,879          17,520,998          12,383,550         18,483,238
                                                          -------------       -------------       -------------      -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ........        (27,598,425)           (195,708)            465,206            (62,140)
  Net unrealized appreciation on investments .......        105,029,997          24,849,930          18,252,488         28,425,154
                                                          -------------       -------------       -------------      -------------
Net realized and unrealized gain ...................         77,431,572          24,654,222          18,717,694         28,363,014
                                                          -------------       -------------       -------------      -------------
Net increase in net assets resulting from operations      $ 248,013,451       $  42,175,220       $  31,101,244      $  46,846,252
                                                          =============       =============       =============      =============

120                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

                                                           FRANKLIN
                                                          PUERTO RICO
                                                           TAX-FREE
                                                          INCOME FUND
                                                          -----------
Investment income:
  Interest .........................................      $  6,190,338
                                                          ------------
Expenses:
  Management fees (Note 3) .........................           574,499
  Distribution fees (Note 3)
    Class A ........................................            94,749
    Class C ........................................            25,266
  Transfer agent fees (Note 3) .....................            49,525
  Custodian fees ...................................               744
  Reports to shareholders ..........................            11,275
  Registration and filing fees .....................            18,022
  Professional fees (Note 3) .......................             5,328
  Trustees' fees and expenses ......................             1,082
  Other ............................................             7,393
                                                          ------------
      Total expenses ...............................           787,883
                                                          ------------
        Net investment income ......................         5,402,455
                                                          ------------
Realized and unrealized gains (losses):
  Net realized loss from investments ...............          (711,585)
  Net unrealized appreciation on investments .......         8,585,583
                                                          ------------
Net realized and unrealized gain ...................         7,873,998
                                                          ------------
Net increase in net assets resulting from operations      $ 13,276,453
                                                          ============


                       See notes to financial statements.                    121

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                    FRANKLIN ARIZONA                     FRANKLIN COLORADO
                                                                  TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                           -------------------------------------------------------------------------
                                                               SIX MONTHS          YEAR             SIX MONTHS           YEAR
                                                                 ENDED            ENDED               ENDED              ENDED
                                                           AUGUST 31, 2000   FEBRUARY 29, 2000   AUGUST 31, 2000   FEBRUARY 29, 2000
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..............................    $  21,234,475    $   44,840,713      $    7,587,407    $   15,827,272
    Net realized gain (loss) from investments ..........        2,689,483        (3,418,024)           (992,375)       (3,552,435)
    Net unrealized appreciation (depreciation)
      on investments ...................................       26,938,871       (77,707,910)         12,627,192       (26,930,378)
                                                           -------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations ..............................       50,862,829       (36,285,221)         19,222,224       (14,655,541)
  Distributions to shareholders from:
    Net investment income:
      Class A ..........................................      (20,668,868)      (43,683,113)         (7,077,764)      (14,827,705)
      Class B ..........................................          (17,654)             (281)               --                --
      Class C ..........................................         (547,953)       (1,157,319)           (509,643)         (999,567)
    In excess of net investment income:
      Class A ..........................................         (186,715)          (68,986)            (56,839)         (143,841)
      Class B ..........................................             (159)             --                  --                --
      Class C ..........................................           (4,950)           (1,828)             (4,095)           (9,697)
    Net realized gains:
      Class A ..........................................             --          (2,664,446)               --            (298,232)
      Class C ..........................................             --             (79,924)               --             (21,969)
                                                           -------------------------------------------------------------------------
    Total distributions to shareholders ................      (21,426,299)      (47,655,897)         (7,648,341)      (16,301,011)
    Capital share transactions: (Note 2)
      Class A ..........................................      (18,888,069)      (23,235,695)         (3,625,778)       (8,021,689)
      Class B ..........................................        1,400,170           175,000                --                --
      Class C ..........................................         (736,481)        1,231,605             828,055           825,521
                                                           -------------------------------------------------------------------------
    Total capital share transactions ...................      (18,224,380)      (21,829,090)         (2,797,723)       (7,196,168)
        Net increase (decrease) in net assets ..........       11,212,150      (105,770,208)          8,776,160       (38,152,720)
Net assets:
  Beginning of period ..................................      779,120,678       884,890,886         285,127,345       323,280,065
                                                           -------------------------------------------------------------------------
  End of period ........................................    $ 790,332,828    $  779,120,678      $  293,903,505    $  285,127,345
                                                           =========================================================================
Accumulated distributions in excess of net investment
  income included in net assets:
    End of period ......................................    $    (976,887)   $     (785,063)     $     (221,254)   $     (160,320)
                                                           =========================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                 FRANKLIN CONNECTICUT             FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                                  TAX-FREE INCOME FUND                    TAX-FREE INCOME FUND
                                                          --------------------------------------------------------------------------
                                                             SIX MONTHS           YEAR              SIX MONTHS            YEAR
                                                               ENDED              ENDED               ENDED               ENDED
                                                          AUGUST 31, 2000   FEBRUARY 29, 2000    AUGUST 31, 2000   FEBRUARY 29, 2000
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..............................   $   6,300,478     $  13,546,970       $   4,064,281      $   8,788,841
    Net realized gain (loss) from investments ..........         282,713        (3,264,467)           (209,659)        (1,329,609)
    Net unrealized appreciation (depreciation)
      on investments ...................................       8,569,777       (26,223,575)          4,254,621        (12,117,956)
                                                          --------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations ..............................      15,152,968       (15,941,072)          8,109,243         (4,658,724)
  Distributions to shareholders from:
    Net investment income:
      Class A ..........................................      (5,702,631)      (12,310,990)         (4,039,569)        (8,686,728)
      Class C ..........................................        (586,536)       (1,216,102)               --                 --
                                                          --------------------------------------------------------------------------
  Total distributions to shareholders ..................      (6,289,167)      (13,527,092)         (4,039,569)        (8,686,728)
  Capital share transactions: (Note 2)
      Class A ..........................................      (5,696,785)      (10,761,404)         (9,077,898)       (11,345,713)
      Class C ..........................................      (1,954,783)        4,523,167                --                 --
                                                          --------------------------------------------------------------------------
  Total capital share transactions .....................      (7,651,568)       (6,238,237)         (9,077,898)       (11,345,713)
        Net increase (decrease) in net assets ..........       1,212,233       (35,706,401)         (5,008,224)       (24,691,165)
Net assets:
  Beginning of period ..................................     232,752,644       268,459,045         170,907,203        195,598,368
                                                          --------------------------------------------------------------------------
  End of period ........................................   $ 233,964,877     $ 232,752,644       $ 165,898,979      $ 170,907,203
                                                          ==========================================================================
Undistributed net investment income (accumulated
  distributions in excess of net investment income)
  included in net assets:
    End of period ......................................   $    (119,397)    $    (130,708)      $     193,660      $     168,948
                                                          ==========================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                 FRANKLIN HIGH YIELD                    FRANKLIN NEW JERSEY
                                                                 TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                          --------------------------------------------------------------------------
                                                             SIX MONTHS            YEAR            SIX MONTHS             YEAR
                                                               ENDED              ENDED              ENDED               ENDED
                                                          AUGUST 31, 2000   FEBRUARY 29, 2000   AUGUST 31, 2000    FEBRUARY 29, 2000
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................   $   170,581,879    $   369,858,131    $    17,520,998    $    37,249,154
    Net realized loss from investments ................       (27,598,425)       (70,898,507)          (195,708)        (3,695,592)
    Net unrealized appreciation (depreciation)
      on investments ..................................       105,029,997       (549,458,729)        24,849,930        (57,381,137)
                                                          --------------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ...................       248,013,451       (250,499,105)        42,175,220        (23,827,575)
  Distributions to shareholders from:
    Net investment income:
      Class A .........................................      (153,246,648)      (333,761,601)       (16,394,337)       (34,978,876)
      Class B .........................................        (2,891,200)        (3,398,175)           (23,659)              (165)
      Class C .........................................       (14,444,031)       (32,717,855)        (1,103,002)        (2,345,061)
    In excess of net investment income:
      Class A .........................................        (1,758,659)        (1,707,824)          (235,612)          (321,319)
      Class B .........................................           (33,083)           (17,388)              (340)              --
      Class C .........................................          (165,804)          (167,414)           (15,852)           (21,542)
    Net realized gains:
      Class A .........................................              --           (1,468,995)              --             (187,767)
      Class B .........................................              --              (13,236)              --                 --
      Class C .........................................              --             (159,594)              --              (14,238)
                                                          --------------------------------------------------------------------------
  Total distributions to shareholders .................      (172,539,425)      (373,412,082)       (17,772,802)       (37,868,968)
  Capital share transactions: (Note 2)
      Class A .........................................      (136,087,471)      (414,585,880)       (18,858,697)        (7,054,102)
      Class B .........................................        22,981,245         83,389,918          2,229,109            225,225
      Class C .........................................       (29,281,617)       (30,205,413)          (525,205)         2,028,843
                                                          --------------------------------------------------------------------------
  Total capital share transactions ....................      (142,387,843)      (361,401,375)       (17,154,793)        (4,800,034)
        Net increase (decrease) in net assets .........       (66,913,817)      (985,312,562)         7,247,625        (66,496,577)
Net assets:
  Beginning of period .................................     5,650,353,111      6,635,665,673        664,036,612        730,533,189
                                                          --------------------------------------------------------------------------
  End of period .......................................   $ 5,583,439,294    $ 5,650,353,111    $   671,284,237    $   664,036,612
                                                          ==========================================================================
Accumulated distributions in excess of net investment
   income included in net assets:
    End of period .....................................   $    (7,414,737)   $    (5,457,191)   $      (594,665)   $      (342,861)
                                                          ==========================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                   FRANKLIN OREGON                    FRANKLIN PENNSYLVANIA
                                                                 TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                           -------------------------------------------------------------------------
                                                             SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                                ENDED              ENDED               ENDED             ENDED
                                                           AUGUST 31, 2000   FEBRUARY 29, 2000   AUGUST 31, 2000   FEBRUARY 29, 2000
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................     $  12,383,550      $  25,741,910     $  18,483,238     $   39,617,513
    Net realized gain (loss) from investments .........           465,206         (3,602,485)          (62,140)        (6,001,576)
    Net unrealized appreciation (depreciation)
      on investments ..................................        18,252,488        (42,421,295)       28,425,154        (67,094,411)
                                                           -------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations .............................        31,101,244        (20,281,870)       46,846,252        (33,478,474)
  Distributions to shareholders from:
    Net investment income:
      Class A .........................................       (11,630,269)       (24,122,463)      (17,468,993)       (37,535,097)
      Class B .........................................              --                 --             (20,388)              (155)
      Class C .........................................          (808,773)        (1,617,439)         (993,857)        (2,082,261)
  In excess of net investment income:
      Class A .........................................              --                 --             (11,057)           (10,157)
      Class B .........................................              --                 --                 (13)              --
      Class C .........................................              --                 --                (629)              (563)
  Net realized gains:
      Class A .........................................              --                 --                --              (14,421)
      Class C .........................................              --                 --                --                 (865)
                                                           -------------------------------------------------------------------------
  Total distributions to shareholders .................       (12,439,042)       (25,739,902)      (18,494,937)       (39,643,519)
  Capital share transactions: (Note 2)
      Class A .........................................        (8,471,691)        (8,214,243)      (21,047,949)       (51,118,450)
      Class B .........................................              --                 --           1,215,203            185,598
      Class C .........................................          (254,398)         4,355,248          (853,597)         3,358,574
                                                           -------------------------------------------------------------------------
  Total capital share transactions ....................        (8,726,089)        (3,858,995)      (20,686,343)       (47,574,278)
        Net increase (decrease) in net assets .........         9,936,113        (49,880,767)        7,664,972       (120,696,271)
Net assets:
  Beginning of period .................................       466,745,913        516,626,680       680,163,277        800,859,548
                                                           -------------------------------------------------------------------------
  End of period .......................................     $ 476,682,026      $ 466,745,913     $ 687,828,249     $  680,163,277
                                                           =========================================================================
Undistributed net investment income (accumulated
  distributions in excess of net investment income)
  included in net assets:

    End of period .....................................     $     639,046      $     694,538     $    (854,311)    $     (842,612)
                                                           =========================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

                                                                                                     FRANKLIN PUERTO RICO
                                                                                                     TAX-FREE INCOME FUND
                                                                                           ----------------------------------------
                                                                                             SIX MONTHS                 YEAR
                                                                                                ENDED                   ENDED
                                                                                           AUGUST 31, 2000        FEBRUARY 29, 2000
                                                                                           ----------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................................................     $   5,402,455          $  11,155,310
    Net realized loss from investments ................................................          (711,585)               (46,238)
    Net unrealized appreciation (depreciation) on investments .........................         8,585,583            (17,629,792)
                                                                                           ----------------------------------------
        Net increase (decrease) in net assets resulting from operations ...............        13,276,453             (6,520,720)
  Distributions to shareholders from:
    Net investment income:
      Class A .........................................................................        (5,215,147)           (10,605,773)
      Class C .........................................................................          (184,590)              (352,376)
    Net realized gains:
      Class A .........................................................................              --                 (290,247)
      Class C .........................................................................              --                  (10,841)
                                                                                           ----------------------------------------
  Total distributions to shareholders .................................................        (5,399,737)           (11,259,237)
  Capital share transactions: (Note 2)
    Class A ...........................................................................        (1,854,896)            (6,472,518)
    Class C ...........................................................................           675,336                876,544
                                                                                           ----------------------------------------
  Total capital share transactions ....................................................        (1,179,560)            (5,595,974)
        Net increase (decrease) in net assets .........................................         6,697,156            (23,375,931)
Net assets:
  Beginning of period .................................................................       202,427,279            225,803,210
                                                                                           ----------------------------------------
  End of period .......................................................................     $ 209,124,435          $ 202,427,279
                                                                                           ========================================
Undistributed net investment income included in net assets:
  End of period .......................................................................     $      37,621          $      34,903
                                                                                           ========================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                   CLASS A & CLASS C                               CLASS A, CLASS B & CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Federal Intermediate-Term        Franklin Colorado Tax-Free Income Fund          Franklin Arizona Tax-Free Income Fund
   Tax-Free Income Fund                   Franklin Connecticut Tax-Free Income Fund       Franklin High Yield Tax-Free Income Fund
                                          Franklin Oregon Tax-Free Income Fund            Franklin New Jersey Tax-Free Income Fund
                                          Franklin Puerto Rico Tax-Free Income Fund       Franklin Pennsylvania Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                         FRANKLIN ARIZONA                 FRANKLIN COLORADO                FRANKLIN CONNECTICUT
                                        TAX-FREE INCOME FUND             TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                      SHARES           AMOUNT         SHARES              AMOUNT        SHARES             AMOUNT
                                      ------           ------         ------              ------        ------             ------
CLASS A SHARES:
Six months ended August 31, 2000
 Shares sold .....................    3,860,793     $  40,513,792     1,325,836       $ 14,716,989     1,317,858       $ 13,447,271
 Shares issued in reinvestment
  of distributions ... ...........      820,052         8,579,511       302,693          3,357,088       252,618          2,585,063
 Shares redeemed .................   (6,498,935)      (67,981,372)   (1,961,287)       (21,699,855)   (2,127,159)       (21,729,119)
                                    -----------------------------------------------------------------------------------------------
 Net decrease ....................   (1,818,090)    $ (18,888,069)     (332,758)      $ (3,625,778)     (556,683)      $ (5,696,785)
                                    ===============================================================================================
Year ended February 29, 2000
 Shares sold .....................   11,257,100     $ 122,221,296     3,456,328       $ 39,518,546     3,529,444       $ 37,826,779
 Shares issued in reinvestment
  of distributions ...............    1,770,923        19,158,086       659,447          7,531,347       555,135          5,915,822
 Shares redeemed .................  (15,367,639)     (164,615,077)   (4,862,223)       (55,071,582)   (5,185,098)       (54,504,005)
                                    -----------------------------------------------------------------------------------------------
 Net decrease ....................   (2,339,616)    $ (23,235,695)     (746,448)      $ (8,021,689)   (1,100,519)      $(10,761,404)
                                    ===============================================================================================
CLASS B SHARES:
Six months ended August 31, 2000
 Shares sold .....................      136,440     $   1,435,024
 Shares issued in reinvestment
  of distributions ...............          864             9,109
 Shares redeemed .................       (4,113)          (43,963)
                                       --------------------------
 Net increase ....................      133,191     $   1,400,170
                                       ==========================
Year ended February 29, 2000(a)
 Shares sold .....................       17,024     $     175,000
                                       --------------------------
 Net increase ....................       17,024     $     175,000
                                       ==========================
CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold .....................      160,534     $   1,694,828       227,166       $  2,515,870       190,737       $  1,956,266
 Shares issued in reinvestment
  of distributions ...............       29,202           307,751        33,010            368,157        36,496            374,692
 Shares redeemed .................     (260,050)       (2,739,060)     (184,479)        (2,055,972)     (420,804)        (4,285,741)
                                    -----------------------------------------------------------------------------------------------
 Net increase (decrease) .........     (70,314)    $    (736,481)       75,697       $    828,055      (193,571)      $ (1,954,783)
                                    ===============================================================================================
Year ended February 29, 2000
 Shares sold .....................      797,807     $   8,762,481       755,856       $  8,701,764       869,808       $  9,464,940
 Shares issued in reinvestment
  of distributions ...............       68,432           744,813        64,059            734,922        76,342            813,102
 Shares redeemed .................     (767,300)       (8,275,689)     (752,058)        (8,611,165)     (543,743)        (5,754,875)
                                    -----------------------------------------------------------------------------------------------
 Net increase ....................      98,939     $   1,231,605        67,857       $    825,521       402,407       $  4,523,167
                                    ===============================================================================================

(a) For the period February 1, 2000 (effective date) to February 29, 2000.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                               FRANKLIN
                                      FEDERAL INTERMEDIATE-TERM         FRANKLIN HIGH YIELD                FRANKLIN NEW JERSEY
                                        TAX-FREE INCOME FUND            TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                      SHARES            AMOUNT        SHARES           AMOUNT            SHARES            AMOUNT
                                      ------            ------        ------           ------            ------            ------
CLASS A SHARES:
Six months ended August 31, 2000
 Shares sold ....................     2,848,920    $  30,134,864     26,039,319     $  272,395,246       2,641,157     $ 29,472,910
 Shares issued in reinvestment
  of distributions ..............       248,461        2,631,158      6,327,501         66,088,012         770,706        8,598,733
 Shares redeemed ................    (3,947,395)     (41,843,920)   (45,384,007)      (474,570,729)     (5,124,133)     (56,930,340)
                                    ------------------------------------------------------------------------------------------------
 Net decrease ...................      (850,014)   $  (9,077,898)   (13,017,187)    $ (136,087,471)     (1,712,270)    $(18,858,697)
                                    ================================================================================================
Year ended February 29, 2000
 Shares sold ....................    13,550,371    $ 147,891,639     85,317,678     $  937,163,857       9,654,038     $111,062,207
 Shares issued in reinvestment
  of distributions ..............       515,841        5,612,481     13,414,032        147,114,366       1,630,713       18,621,021
 Shares redeemed ................   (15,135,397)    (164,849,833)  (137,782,074)    (1,498,864,103)    (12,099,348)    (136,737,330)
                                   ------------------------------------------------------------------------------------------------
 Net decrease ...................    (1,069,185)   $ (11,345,713)   (39,050,364)    $ (414,585,880)       (814,597)    $ (7,054,102)
                                    ================================================================================================
CLASS B SHARES:
Six months ended August 31, 2000
 Shares sold ....................                                     2,678,858     $  28,111,727         213,877      $  2,400,898
 Shares issued in reinvestment
  of distributions ..............                                       152,155         1,595,597           1,410            15,803
 Shares redeemed ................                                      (640,341)       (6,726,079)        (16,716)         (187,592)
                                                                    ----------------------------------------------------------------
 Net increase ...................                                     2,190,672     $  22,981,245         198,571      $  2,229,109
                                                                    ================================================================
Year ended February 29, 2000(a)
 Shares sold ....................                                     8,062,353     $  89,725,422          20,571      $    225,218
 Shares issued in reinvestment
  of distributions ..............                                       181,651         1,971,720               1                 7
 Shares redeemed ................                                      (774,083)       (8,307,224)             --                --
                                                                    ----------------------------------------------------------------
 Net increase ...................                                     7,469,921     $  83,389,918          20,572      $    225,225
                                                                    ================================================================

CLASS C SHARES:
Six months ended August 31, 2000
 Shares sold ....................                                     2,801,683     $  29,407,277         468,804      $  5,263,426
 Shares issued in reinvestment
  of distributions ..............                                       791,503         8,329,003          57,387           643,704
 Shares redeemed ................                                    (6,366,691)      (67,017,897)       (576,311)       (6,432,335)
                                                                    ----------------------------------------------------------------
 Net decrease ...................                                    (2,773,505)    $ (29,281,617)        (50,120)     $   (525,205)
                                                                    ================================================================
Year ended February 29, 2000
 Shares sold ....................                                    11,750,601     $ 130,944,907       1,206,125      $ 14,059,852
 Shares issued in reinvestment
  of distributions ..............                                     1,755,095        19,375,030         129,277         1,484,321
 Shares redeemed ................                                   (16,533,226)     (180,525,350)     (1,187,374)      (13,515,330)
                                                                    ----------------------------------------------------------------
 Net increase (decrease) ........                                    (3,027,530)    $ (30,205,413)        148,028      $  2,028,843
                                                                    ================================================================

(a) For the period February 1, 2000 (effective date) to February 29, 2000 for the Franklin New Jersey Tax-Free Income Fund.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                         FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA             FRANKLIN PUERTO RICO
                                       TAX-FREE INCOME FUND               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                       SHARES        AMOUNT             SHARES             AMOUNT          SHARES         AMOUNT
                                       ------        ------             ------             ------          ------         ------
CLASS A SHARES:
Six months ended August 31, 2000
Shares sold ....................     2,066,910    $ 22,621,162         2,028,173       $  19,749,907       599,581    $  6,660,903
Shares issued in reinvestment
 of distributions...............       579,176       6,358,597           805,324           7,824,103       229,456       2,549,341
Shares redeemed ................    (3,416,098)    (37,451,450)       (5,011,894)        (48,621,959)     (997,315)    (11,065,140)
                                    -----------------------------------------------------------------------------------------------
Net decrease ...................      (770,012)   $ (8,471,691)       (2,178,397)      $ (21,047,949)     (168,278)   $ (1,854,896)
                                    ===============================================================================================
Year ended February 29, 2000
Shares sold ....................     6,082,973    $ 69,151,116         6,838,916       $  68,566,297     1,807,686    $ 20,744,664
Shares issued in reinvestment
 of distributions ..............     1,182,347      13,300,843         1,714,412          17,129,492       471,059       5,369,602
Shares redeemed ................    (8,110,162)    (90,666,202)      (13,786,840)       (136,814,239)   (2,875,096)    (32,586,784)
                                    -----------------------------------------------------------------------------------------------
Net decrease ...................      (844,842)   $ (8,214,243)       (5,233,512)      $ (51,118,450)     (596,351)   $ (6,472,518)
                                    ===============================================================================================
CLASS B SHARES:
Six months ended August 31, 2000
Shares sold ....................                                         126,192       $   1,232,513
Shares issued in reinvestment
 of distributions ..............                                           1,233              12,037
Shares redeemed ................                                          (3,019)            (29,347)
                                                                         ----------------------------
Net increase ...................                                         124,406       $   1,215,203
                                                                         ============================
Year ended February 29, 2000(a)
Shares sold ....................                                          19,470       $     185,551
Shares issued in reinvestment
 of distributions ..............                                               5                  47
                                                                         ----------------------------
Net increase ...................                                          19,475       $     185,598
                                                                         ============================
CLASS C SHARES:
Six months ended August 31, 2000
Shares sold ....................       352,459    $  3,900,184           343,786       $   3,356,808       116,912    $  1,299,527
Shares issued in reinvestment
 of distributions ..............        47,557         525,802            62,885             614,156         7,717          85,901
Shares redeemed ................      (425,178)     (4,680,384)         (496,217)         (4,824,561)      (64,013)       (710,092)
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) ........       (25,162)   $   (254,398)          (89,546)      $    (853,597)       60,616    $    675,336
                                    ===============================================================================================
Year ended February 29, 2000
Shares sold ....................     1,237,046    $ 14,171,345         1,305,248       $  13,246,322       342,986    $  3,943,210
Shares issued in reinvestment
 of distributions ..............        96,276       1,089,423           130,878           1,311,924        16,343         186,749
Shares redeemed ................      (970,476)    (10,905,520)       (1,133,809)        (11,199,672)     (289,333)     (3,253,415)
                                    -----------------------------------------------------------------------------------------------
Net increase ...................       362,846    $  4,355,248           302,317       $   3,358,574        69,996    $    876,544
                                    ===============================================================================================

(a) For the period February 1, 2000 (effective date) to February 29, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

                ANNUALIZED
                FEE RATE         MONTH-END NET ASSETS
                --------         --------------------
                .625%            First $100 million
                .500%            Over $100 million, up to and including
                                 $250 million
                .450%            In excess of $250 million


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                        FRANKLIN
                                      FRANKLIN        FRANKLIN         FRANKLIN         FEDERAL         FRANKLIN
                                      ARIZONA         COLORADO       CONNECTICUT     INTERMEDIATE       HIGH YIELD
                                      TAX-FREE        TAX-FREE        TAX-FREE      TERM TAX-FREE       TAX-FREE
                                     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND       INCOME FUND
                                     -----------     -----------     -----------     -----------       -----------
Net commissions paid ...............   $96,799         $22,895         $13,381         $98,446         $1,300,370
Contingent deferred sales charges...   $ 9,381         $ 7,300         $19,171         $56,737         $  342,479


                                             FRANKLIN          FRANKLIN          FRANKLIN            FRANKLIN
                                            NEW JERSEY          OREGON          PENNSYLVANIA        PUERTO RICO
                                            TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                           INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                           -----------        -----------        -----------        -----------
Net commissions paid ..................     $103,802           $ 16,590           $ 74,114           $  3,869
Contingent deferred sales charges......     $ 31,767           $ 24,707           $ 10,412           $    355

The Funds paid transfer agent fees of $2,204,303 of which $1,831,646 was paid to Investor Services.

Included in professional fees are legal fees of $30,123 that were paid to a law firm in which a partner of that firm was an officer of the Funds.


4. INCOME TAXES

At February 29, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                     FRANKLIN
                                                   FRANKLIN        FRANKLIN         FRANKLIN         FEDERAL         FRANKLIN
                                                   ARIZONA         COLORADO        CONNECTICUT     INTERMEDIATE-     HIGH YIELD
                                                  TAX-FREE         TAX-FREE         TAX-FREE       TERM TAX-FREE      TAX-FREE
                                                 INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                 -----------      -----------      -----------      -----------      -----------
Capital loss carryovers expiring in: 2003 ....   $        --      $        --      $ 3,162,502      $        --      $        --
                                     2004 ....            --               --           46,957          920,152               --
                                     2005 ....            --               --          322,502           99,478               --
                                     2006 ....            --               --               --           95,778               --
                                     2008 ....     3,418,024        2,578,710        2,457,013          314,284       37,171,664
                                                 -------------------------------------------------------------------------------
                                                 $ 3,418,024      $ 2,578,710      $ 5,988,974      $ 1,429,692      $37,171,664
                                                 ===============================================================================


                                                  FRANKLIN            FRANKLIN          FRANKLIN           FRANKLIN
                                                 NEW JERSEY            OREGON          PENNSYLVANIA       PUERTO RICO
                                                  TAX-FREE            TAX-FREE           TAX-FREE          TAX-FREE
                                                 INCOME FUND         INCOME FUND        INCOME FUND       INCOME FUND
                                                 -----------         -----------        -----------       -----------
Capital loss carryovers expiring in: 2003 ....    $      --          $   36,444         $       --         $    --
                                     2004 ....           --                  --                 --              --
                                     2005 ....           --              67,453                 --              --
                                     2006 ....           --                  --                 --              --
                                     2008 ....     2,913,302          2,380,039          2,254,355          12,800
                                                  ----------------------------------------------------------------
                                                  $2,913,302         $2,483,936         $2,254,355         $12,800
                                                  ================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)

4. INCOME TAXES (cont.)

At February 29, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending February 28, 2001.

 FRANKLIN        FRANKLIN          FEDERAL       FRANKLIN       FRANKLIN        FRANKLIN       FRANKLIN        FRANKLIN
 COLORADO       CONNECTICUT     INTERMEDIATE-   HIGH YIELD     NEW JERSEY      OREGON         PENNSYLVANIA    PUERTO RICO
 TAX-FREE        TAX-FREE      TERM TAX-FREE     TAX-FREE       TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE
INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
-----------     -----------     -----------     -----------    -----------     -----------    -----------     -----------
 $974,614        $810,539        $1,015,325      $33,366,062    $782,289        $1,190,349     $3,747,221      $33,438

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At August 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                              FRANKLIN
                                       FRANKLIN         FRANKLIN            FRANKLIN          FEDERAL             FRANKLIN
                                       ARIZONA          COLORADO           CONNECTICUT      INTERMEDIATE         HIGH YIELD
                                      TAX-FREE          TAX-FREE            TAX-FREE        TERM TAX-FREE         TAX-FREE
                                     INCOME FUND       INCOME FUND         INCOME FUND       INCOME FUND         INCOME FUND
                                     -----------       -----------         -----------       -----------         -----------
Investments at cost ...........     $782,302,695       $291,917,024       $233,826,929       $164,906,796       $5,644,772,292
                                    -------------------------------------------------------------------------------------------
Unrealized appreciation .......     $ 22,844,031       $  8,760,133       $  7,049,098       $  3,347,861       $  221,980,143
Unrealized depreciation .......      (23,805,454)        (4,789,410)        (9,505,095)        (4,039,972)        (336,211,533)
                                    -------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...............     $   (961,423)      $  3,970,723       $ (2,455,997)      $   (692,111)      $ (114,231,390)
                                    -------------------------------------------------------------------------------------------


                               FRANKLIN            FRANKLIN            FRANKLIN           FRANKLIN
                              NEW JERSEY            OREGON           PENNSYLVANIA        PUERTO RICO
                               TAX-FREE            TAX-FREE            TAX-FREE           TAX-FREE
                              INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND
                              -----------         -----------         -----------        -----------
Investments at cost ...      $ 649,734,959       $ 473,727,784       $ 670,916,298       $ 200,680,558
                             --------------------------------------------------------------------------
Unrealized appreciation      $  22,196,281       $  11,500,420       $  20,268,518       $   8,742,987
Unrealized depreciation         (8,297,914)         (8,283,552)        (12,055,532)         (2,573,352)
                             --------------------------------------------------------------------------
Net unrealized ........      $  13,898,367       $   3,216,868       $   8,212,986       $   6,169,635
                             --------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2000, were as follows:

                                                                           FRANKLIN
                      FRANKLIN          FRANKLIN          FRANKLIN          FEDERAL           FRANKLIN
                      ARIZONA           COLORADO         CONNECTICUT      INTERMEDIATE-      HIGH YIELD
                      TAX-FREE          TAX-FREE          TAX-FREE       TERM TAX-FREE        TAX-FREE
                     INCOME FUND       INCOME FUND       INCOME FUND      INCOME FUND       INCOME FUND
                     -----------       -----------       -----------      -----------       -----------
Purchases           $ 93,330,184      $ 74,117,103      $  6,715,937      $  5,061,048      $451,437,752
Sales ...           $116,719,193      $ 75,222,259      $ 16,258,225      $ 18,009,320      $647,850,725


                      FRANKLIN          FRANKLIN         FRANKLIN           FRANKLIN
                     NEW JERSEY          OREGON         PENNSYLVANIA       PUERTO RICO
                      TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE
                     INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                     -----------       -----------       -----------       -----------
Purchases           $ 88,048,751      $ 28,878,893      $ 40,890,375      $ 44,015,544
Sales ...           $111,309,797      $ 33,558,245      $ 64,807,283      $ 44,651,712

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)(continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 41.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 2000, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $840,000 and $98,262,516 representing .51% and 1.76%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.